UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05201

Thornburg Investment Trust

(Exact name of registrant as specified in charter)

c/o Thornburg Investment Management, Inc.

2300 North Ridgetop Road, Santa Fe, New Mexico 87506

(Address of principal executive offices) (Zip code)

Garrett Thornburg, 2300 North Ridgetop Road, Santa Fe, New Mexico 87506

(Name and address of agent for service)

Registrant’s telephone number, including area code: 505-984-0200

Date of fiscal year end: September 30, 2020

Date of reporting period: September 30, 2020

Item 1. Reports to Stockholders

The following annual reports are attached hereto, in order:

Thornburg Short Duration Municipal Fund

Thornburg Limited Term Municipal Fund

Thornburg Intermediate Municipal Fund

Thornburg Strategic Municipal Income Fund

Thornburg California Limited Term Municipal Fund

Thornburg New Mexico Intermediate Municipal Fund

Thornburg New York Intermediate Municipal Fund

Thornburg Limited Term U.S. Government Fund

Thornburg Limited Term Income Fund

Thornburg Ultra Short Income Fund

Thornburg Strategic Income Fund

Thornburg Value Fund

Thornburg International Value Fund

Thornburg Core Growth Fund

Thornburg International Growth Fund

Thornburg Investment Income Builder Fund

Thornburg Global Opportunities Fund

Thornburg Developing World Fund

Thornburg Better World International Fund

Thornburg Capital Management Fund

Thornburg Long/Short Equity Fund

Thornburg Summit Fund

Annual Report
September 30, 2020
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to thornburg.com/edelivery.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling 800.847.0200 or your financial intermediary directly. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.
THORNBURG EQUITY FUNDS
Multi Asset
Thornburg Investment Income Builder Fund
Thornburg Summit Fund
Global Equity
Thornburg Global Opportunities Fund
International Equity
Thornburg International Value Fund
Thornburg Better World International Fund
Thornburg International Growth Fund
Thornburg Developing World Fund
Domestic Equity
Thornburg Value Fund
Thornburg Core Growth Fund
Alternatives
Thornburg Long/Short Equity Fund

At Thornburg, we believe unconstrained investing leads to better outcomes for our clients. Our investment solutions are highly active, high conviction, and benchmark agnostic. When it comes to finding economic opportunity for clients, it’s more than what we do.
It’s how we do it. Active As bottom-up, fundamental, active managers, we look beyond conventional benchmarks. Long Term We take a long-term view in how we manage our firm and our portfolios. Benchmark Agnostic Investment strategies should have the flexibility to pursue solutions for clients, not stay within the conventional confines of benchmarks. Flexible Perspective Our approach to portfolio construction is guided by our convictions rather than convention. High Conviction We focus our attention and capital on thoroughly researched, well-understood positions. The best form of risk management is to know what you own, and why. Repeatable & Robust Our long-term outperformance of benchmarks verifies that our process works and outperforms conventional thinking. Independent We are independently owned and far from the herd of other investment managers. Investment Driven All members of the investment team are resources for all of our strategies. Collaborative Our team collaborates on opportunities across geography, sector, or asset class.

Thornburg Equity Funds
Annual Reports  |  September 30, 2020
Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. A short position will lose value as the security’s price increases. Theoretically, the loss on a short sale can be unlimited. Investments in derivatives are subject to the risks associated with the securities or other assets underlying the pool of securities, including illiquidity and difficulty in valuation. Please see the Funds’ prospectus for a discussion of the risks associated with an investment in the Funds. Investments in the Funds are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity.
Thornburg Equity Funds Annual Report  |  3

Letter to Shareholders
September 30, 2020 (Unaudited)
Dear Shareholder:
As we all continue to navigate unprecedented conditions, both in the market and in our daily lives, I want to assure you that we at Thornburg Investment Management continue to be focused on providing all of our clients excellent outcomes. The last seven months have been an excellent proof point for Thornburg’s approach to the market. Our nimble, collaborative firm was largely able to adapt to a very different environment, again both in markets and in our operational infrastructure. We have experienced a number of different challenges over the course of the firm’s nearly four-decade history. That experience has informed the construction and evolution of our firm, including the structure of the investment team, to be successful in the context of difficult times.
So where do we go from here? As I write, we’re only a few days away from what looks to be a very consequential election, not just for the U.S. but for the globe. That said, regardless of the outcome, we expect continued volatility, given the effect of extraordinary economic stimulus, a continued slow, unsteady recovery and an uncertain policy pathway in response to the COVID-19 health crisis. Globally, low risk-free rates present a challenge for investors in several ways. First, safe haven assets like U.S. Treasuries are priced to provide a negative real (or after-inflation) yield, due to purchases by the Federal Reserve to engineer particular economic outcomes. Second, asset allocation methodology assumes a negative correlation between risky assets and high-quality bonds, but very low yields make this calculus much more challenging. Third, even if lower rates were possible, the amount of additional stimulus to be gained by such outcomes is fairly low: we’ve pulled forward a tremendous amount of growth and demand already.
Our benchmark agnostic, flexible approach should continue to serve us well as we have the ability to go where we can find value, within the mandate and objectives of each portfolio. Combined with our focus on breaking down silos within the investment universe, we are designed to see the world with better perspective. Many firms have good products, but we believe that our differentiated process, evaluating individual opportunities with a clear understanding of the bigger picture, underlies the excellent long-term outcomes we’ve been able to deliver.
We certainly don’t know what will happen over the coming weeks and months, but we’re excited about continued opportunities to deliver for you, given what we see as a rapidly changing market. Some of those changes are cyclical, and we will do our best to see through the cycle, but some changes are secular, and an unexamined acceptance of past truths will be unprofitable at best and dangerous at worst. It is our understanding of and participation in the interconnectedness of markets that is our core competency: We’re built for this.
Thank you so much for your time, and your business.

Jason Brady, cfa Portfolio Manager CEO, President, and Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
4  |  Thornburg Equity Funds Annual Report

Letter to Shareholders, Continued
September 30, 2020 (Unaudited)
Thornburg Investment Income Builder Fund |
September 30, 2020 (Unaudited)
Dear Fellow Shareholder:
This letter will highlight the basic results of your Fund’s investment portfolio for the 12-month period ended September 30, 2020. Your Fund’s fiscal year ended on September 30. In addition, we will comment on the overall investment landscape, which has been evolving rapidly amidst the extraordinary developments associated with the global spread of COVID-19.
Thornburg Investment Income Builder Fund paid ordinary dividends of $0.943 per Class I share in fiscal year ended September 30, 2020. This was approximately 5% below the dividend of $0.993 for fiscal 2019. The dividend per share was lower for Class A and Class C shares, to account for varying class-specific expenses.
The net asset value of the Class I shares decreased by $3.04 per share ($21.88 to $18.84) over the fiscal year ending September 30, 2020. Importantly, the net asset value decreased by $6.53 per share in the 41 days from February 19 to March 31 as the COVID-19 pandemic gained momentum globally and set off a chain reaction of selling across a range of financial assets. The selling wave was significantly reversed beginning in the final week of March with respect to government bonds, government agency bonds and high-grade corporate bonds as the U.S. Federal Reserve (and other central banks) bought these instruments with newly printed money, followed promptly by additional buying from private investors. Private investors also piled into certain “growth” equities, funding these purchases in part by selling dividend-paying equities. The net asset value of your Fund was $16.61 per share as of March 31, 2020, and increased by $2.23/share to $18.84 over the six-month period ending September 30, 2020.
We believe Thornburg Investment Income Builder is a bargain priced portfolio of income-producing assets that should be capable of generating additional price appreciation along with income in the coming years. Listed below in descending order are the 25 largest equity holdings in the Fund at September 30, along with 2020 year-to-date returns. Also noted are dividend yields at closing September 30, 2020 stock prices. Sixteen of these 25 firms have seen share price declines in 2020 to date. Together, these 25 firms comprise approximately 64% of the Fund’s total assets. Cash & interest-bearing debt comprise around 18% of assets, and 31 other common equities and three preferred equities comprise a total of approximately 18% of assets. Individual position sizes range from 5.0% (Taiwan Semiconductor) to approximately 1.3% for those shown near the bottom of the list.
These are not trivial businesses. These firms occupy important positions in their respective markets, and they tend to be well capitalized. The reader will notice a significant number of telecommunications, communications infrastructure, financial and health care firms among these top 25 holdings, as well as other providers of various ingredients important to modern life. Aside from the fact that they have paid attractive dividends, the current crisis reinforces the essential nature of the products and services they provide.
Thornburg Investment Income Builder Fund – Top 25 Equity Holdings as of September 30, 2020
(Together, these 25 investments account for approximately 64% of assets as of September 30, 2020; cash & interest-bearing debt diversified across approximately 200 debt instruments comprise 18% of assets, and 34 other equity investments account for 18% of assets).

Thornburg Equity Funds Annual Report  |  5

Letter to Shareholders, Continued
September 30, 2020 (Unaudited)
The 32 equity investments shown below comprised approximately 18% of your Fund’s total net assets as of September 30, 2020. Some of these are non-cyclical businesses (electric utilities Electricite de France and E.ON, or telecommunications network operators China Telecom, KPN and Singapore Telecommunications). Others are cyclical businesses that have paid attractive dividends in recent years (investment managers M&G and UBS), non-bank financials trading at discounts to their net asset values (Chimera Investment, MFA Financial, Solar Capital), industrial materials producers that should benefit from any 2021 economic recovery (Glencore, LyondellBasell), or industrial conglomerate Siemens. In general, share prices of the cyclical businesses in the Income Builder portfolio declined more than the entire portfolio during fiscal 2020.
Share prices of certain large firms with “growth” narratives have been bid higher over the last six months. Most dividend-paying stocks have been left behind in the recent rotation of investor dollars into bank deposits, bonds, and growth stocks. We believe this will change, though it is difficult to predict timing. We have increased your portfolio’s exposure to dividend-paying firms that we believe have resilient businesses with strong capital structures, particularly in the information technology, communications services, and health care sectors. We have reduced or eliminated exposures to less resilient businesses, particularly in the energy, materials and industrials sectors. Compare the sector allocations of the equities in the Income Builder portfolio over the course of the fiscal year:

6  |  Thornburg Equity Funds Annual Report

Letter to Shareholders, Continued
September 30, 2020 (Unaudited)
Investment Income Builder’s bond holdings overall delivered positive returns during the period under review. U.S. government bond prices increased significantly as 10-year U.S. Treasury yields dropped from 1.66% to 0.68%. Corporate bond prices were generally higher, as the yield on the Bloomberg Barclays U.S. Corporate Bond Index declined from 2.91% to 2.01% over the fiscal year. The Bloomberg Barclays Global Aggregate Bond Index, which is comprised of some $65 trillion of investment grade bonds from both developed market and emerging market issuers with a weighted average maturity of 9.1 years, carried a yield to lower of call/maturity of 0.92% as of October 9, 2020.
Eleven of Thornburg Investment Income Builder’s 12 largest equity holdings have traded debt issues outstanding as of October 2020. The following table compares equity dividend yields from these issuers with their debt yields, citing specific debt issues of these firms and their market yields indicated by Bloomberg. The reader will note that in every case the dividend yields exceed the debt yields, typically by significant margins.
Investment Income Builder’s Class I share return of negative 9.55% for the 12-month period ending September 30, 2020 trailed its blended benchmark (75% MSCI World Index and 25% Bloomberg Barclays U.S. Aggregate Bond Index), which returned 10.1% for the period. We have described many of the individual ingredients of your Fund’s fiscal year 2020 performance in the preceding paragraphs. The benchmark benefited significantly from (i) central bank support for the bond component of the blended index in the last half of the fiscal year, and (ii) the fact that six of the seven largest holdings of the equity portion of the benchmark are technology giants whose share prices have performed relatively well, but pay low dividends or no dividends (Microsoft, Apple, Amazon, Facebook, Alphabet/Google and Alibaba). Performance comparisons of Investment Income Builder to its blended benchmark over various periods are shown elsewhere in this report.
The quarter ending September 30, 2020 was the 71st full calendar quarter since the inception of Thornburg Investment Income Builder in December 2002. In 53 of these quarters the Fund delivered a positive total return. The Fund has delivered positive total returns in 14 of its 17 calendar years of existence.
Although no central banks have been bidding up prices of most of the assets in your Investment Income Builder portfolio, we are optimistic about the future return potential of these assets. Why? Virtually all the businesses in your portfolio retain their market positions providing important products and services that generate cash flows to pay attractive dividends. If high-quality bond yields, bank deposit yields and money market yields remain at low levels in line with the guidance of major global central banks, we believe investors will direct capital into

Thornburg Equity Funds Annual Report  |  7

Letter to Shareholders, Continued
September 30, 2020 (Unaudited)
dividend-paying stocks and certain bonds, supporting prices of these investments.
Readers of this commentary who are long-time shareholders of Income Builder will recall that the interest-bearing debt portion of the Fund’s portfolio has varied over time, ranging from less than 9% in 2015 to 45% at June 30, 2009. We tend to allocate more portfolio assets to interest-bearing debt when yields are more attractive. In the September 2020 fiscal year, more than 85% of Income Builder’s income was derived from stock dividends, the remainder coming from interest.
We believe the extreme dislocation caused by the COVID-19 pandemic will be temporary. As we write these words, a portion of the global population remains under some type of “restricted activity” order that reduces normal economic activity. When the COVID-19 pandemic passes, we believe people around the world will continue to buy goods and services and trade with each other. The global economy will gradually repair, albeit with important differences. In the meantime, most governments will make reasonable attempts to bridge the material dislocations we currently witness.
Thank you for being a shareholder of Thornburg Investment Income Builder Fund. Remember that you can review additional information about your portfolio by going to our website, www.thornburg.com.
Sincerely,

Brian McMahon Portfolio Manager Chief Investment Strategist and Managing Director	Jason Brady, cfa Portfolio Manager CEO, President, and Managing Director

Ben Kirby, cfa Portfolio Manager Head of Investments and Managing Director	Matt Burdett Portfolio Manager and Managing Director
8  |  Thornburg Equity Funds Annual Report

Letter to Shareholders, Continued
September 30, 2020 (Unaudited)
Thornburg Global Opportunities Fund |
September 30, 2020 (Unaudited)
Dear Fellow Shareholder:
This letter will highlight the results of the Thornburg Global Opportunities Fund investment portfolio for the 12-month period ended September 30, 2020. Your Fund’s fiscal year ended on September 30.
The net asset value of the Class I shares increased by $4.14 per share ($27.67 to $31.81) during the annual period under review. In addition, we paid $0.51 per share of dividend with respect to the Class I shares, bringing the total return for the 12- month period to 16.91%, a positive advantage of 6.47% vis-a-vis its benchmark index (MSCI All Country World Index), which returned 10.44% for the period. Dividend amounts for other classes of Fund shares varied based on class-specific expenses.
Your Fund’s returns for the two halves of fiscal year 2020 were quite different. Your Fund returned negative 13.85% for the six-month period from October 1, 2020 to March 31, 2020, reflecting much of the initial COVID-19 related panic in the last weeks of that period. Your Fund returned 35.71% for the six-month period from April 1, 2020 to September 30, 2020 as most businesses in the portfolio demonstrated resilience.
Most equities in the Thornburg Global Opportunities Fund recovered strongly in the June and September quarters from their March 2020 price troughs, as the following list will describe. Listed below in descending order are the 20 largest equity holdings in the Fund as of September 30, 2020, along with calendar 2020 year-to-date returns as of 9/30/20 and 3/31/20 [the latter in parentheses]. We also show the trailing five-year annual revenue growth rates for these businesses through year end 2019, or the latest reported fiscal year end. Even with share price recoveries in the June and September quarters, seven of these 20 largest equity investments have delivered negative returns in calendar 2020 through 9/30/2020. We believe observed operating results from these businesses will justify better future returns.
Individual position sizes of the Fund’s top 20 positions range from approximately 5% or more (Reliance Industries, Alibaba, Vestas Wind Systems, Qorvo and Samsung Electronics) to just over 2.4% for those shown near the bottom of this list. The reader will notice a high incidence of investments in firms tied to the digital economy, and to tools to facilitate digital communications.
These are not trivial businesses. They tend to be well capitalized. We believe most of these will emerge from the present economic valley with their competitive positions intact or improved. Most have been growing faster than the global economy in recent years as the trailing annual revenue growth rates indicate. Some of the slower growers over recent years appear to be advantaged in their industries at this time.
Thornburg Global Opportunities Fund – Top 20 Equity Holdings as of September 30, 2020
(Together, these 20 investments accounted for approximately 77% of Fund assets as of September 30, 2020; near cash interest bearing debt accounted for 7% of assets, and 10 other equity investments accounted for around 16% of Fund assets).

Thornburg Equity Funds Annual Report  |  9

Letter to Shareholders, Continued
September 30, 2020 (Unaudited)
Performance comparisons of Thornburg Global Opportunities Fund to its benchmark over various periods are shown elsewhere in this report. In July of 2020 we marked the 14th anniversary of the Fund’s inception. From its inception on July 28, 2006, through September 30, 2020, Thornburg Global Opportunities Fund has outpaced the ACWI by an average margin of over 3.0% per year, resulting in a total cumulative return since inception of 244.7% (Class I shares) versus 150.9% for the ACWI index.
The following table summarizes major sector weightings within the Global Opportunities Fund portfolio as of September 30, 2020 and one year earlier. The reader will notice a decrease in portfolio exposure to more cyclical industrials and materials sector firms in favor of increased exposure to technology, consumer discretionary and health care sector firms. Your Fund’s increased exposure to financial firms year on year reflects bargain hunting in an unloved sector that has delivered more resilient results than it is being given credit for.
During the 2020 fiscal year, 20 of your Fund’s equity investments contributed at least 0.25% to overall portfolio performance. Twelve investments detracted at least negative 0.25% from portfolio performance. The top six contributors to portfolio performance included Danish wind turbine manufacturer Vestas Wind Systems, India’s energy and digital communications conglomerate Reliance Industries, Chinese data center operator GDS Holdings, integrated circuit provider Qorvo, Indonesian online gaming and digital commerce firm
Sea Ltd, and China’s digital marketplace operator Alibaba Group Holdings. We sold Sea Ltd from the portfolio when its share price exceeded our target. We retain investments in the other five top FY 2020 contributors.
The six greatest detractors from portfolio performance included Netherlands-based fertilizer manufacturer OCI NV, multinational financial services conglomerate Citigroup, Italy-based toll road and airport operator Atlantia, Brazil’s integrated oil producers Petroleo Brasileiro, U.S. consumer bank Capital One and European regional airline easyJet Plc. We sold Atlantia, Petrobras and easyJet from the portfolio to reduce COVID-19 related business risks and make room for other opportunities.
We believe the extreme dislocation caused by the COVID-19 pandemic will be temporary. As we write these words many countries, including parts of the United States, remain under restrictive orders that reduce normal economic activity. When the COVID-19 pandemic passes, we believe people around the world will continue to buy goods and services and trade with each other, though there will be certain differences from prior norms. The global economy will gradually repair. In the meantime, most governments will make reasonable attempts to bridge the material dislocations we currently witness.
Our Investment Framework
Thornburg Global Opportunities Fund seeks capital appreciation from a portfolio of global equity investments. We believe the structure of the Fund—built on our core investment principles of flexibility, focus, and value—provides a durable framework for value-added investing.
We urge shareholders of the Fund to maintain a long-term investment perspective rather than placing too much emphasis on return figures that are available daily, weekly, monthly and quarterly. We continue to follow our core investment principles of flexibility, focus, and value, as we have since the Fund’s inception back in 2006.
Thank you for being a shareholder of Thornburg Global Opportunities Fund. Remember that you can monitor the holdings of Thornburg Global Opportunities Fund and other information respecting your Fund on our website, www.thornburg.com.
Sincerely,

Brian McMahon Portfolio Manager Chief Investment Strategist and Managing Director	Miguel Oleaga Portfolio Manager and Managing Director

10  |  Thornburg Equity Funds Annual Report

Thornburg Investment Income Builder Fund

Investment Goal and Fund Overview
The Investment Income Builder Fund’s primary investment goal is to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment goal is long-term capital appreciation.
The Fund pursues its investment goals by investing in a broad range of income producing securities, primarily stocks and bonds. Equity investments normally will be weighted in favor of companies which pay dividends. The Fund may invest in securities of issuers domiciled in or economically tied to countries outside the United States, including developing countries. Investment decisions are based on domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for debt and equity securities, and analysis of specific issuers.
See letter beginning on page 5 of this report for a discussion of factors affecting the Fund’s performance for the reporting period ended September 30, 2020.
Performance Summary
September 30, 2020 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG INVESTMENT INCOME BUILDER FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG INVESTMENT INCOME BUILDER FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 12/24/02)
Without sales charge	-9.78%	-0.21%	4.00%	5.13%	7.94%
With sales charge	-13.82%	-1.72%	3.05%	4.65%	7.66%
Class C Shares (Incep: 12/24/02)
Without sales charge	-10.44%	-0.94%	3.25%	4.38%	7.26%
With sales charge	-11.30%	-0.94%	3.25%	4.38%	7.26%
Class I Shares (Incep: 11/3/03)	-9.55%	0.06%	4.30%	5.45%	7.33%
Class R3 Shares (Incep: 2/1/05)	-10.06%	-0.54%	3.66%	4.80%	5.82%
Class R4 Shares (Incep: 2/1/08)	-10.01%	-0.46%	3.75%	4.90%	3.98%
Class R5 Shares (Incep: 2/1/07)	-9.58%	-0.04%	4.18%	5.33%	4.79%
Class R6 Shares (Incep: 4/10/17)	-9.44%	0.15%	-	-	2.28%
MSCI World Net Total Return USD Index (Since 12/24/02)	10.41%	7.74%	10.48%	9.37%	8.43%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the Fund’s most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, R5 and R6 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: A shares, 1.27%; C shares, 2.01%; I shares, 1.02%; R3 shares, 1.72%; R4 shares, 1.64%; R5 shares, 1.22%; R6 shares, 0.96%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2021, for some of the share classes, resulting in net expense ratios of the following: R3 shares, 1.64%; R4 shares, 1.54%; R5 shares, 1.13%; R6 shares, 0.94%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
30-day SEC Yield as of 9/30/20 (Class A Shares) : 3.36%
Thornburg Equity Funds Annual Report  |  11

Thornburg Summit Fund

Investment Goal and Fund Overview
The Summit Fund seeks to grow real wealth over time. “Real wealth” for this purpose is a mix of capital appreciation and current income that is intended to exceed the rate of inflation. Under normal conditions the Fund’s investments are expected to emphasize long positions in equity securities and fixed income obligations, though the Fund may also invest a significant amount of its assets in short positions in equity securities and fixed income obligations, in commodities-related investments, in derivative instruments, in currencies, and in cash or cash equivalents.
There are no specific percentage limitations on the amount of the Fund’s portfolio that may be invested in a particular asset class, and the proportions of the Fund’s assets that are invested in the respective asset classes are expected to vary over time and from time to time depending upon Thornburg’s perceptions of which types of investments represent better values and opportunities to achieve the Fund’s investment goal.
Performance drivers and detractors for the reporting period ending September 30, 2020
» Selection effect within equities and fixed income contributed strongly to relative outperformance during the trailing 12-month period. The Fund’s allocation to commodities and cash was modestly detractive.
» Within equities, selection effect from consumer discretionary and communication services contributed positively to relative performance.
» The Fund’s overweight allocation and stock selection in health care names detracted from relative performance.
» Overweight exposure to the duration of U.S. and foreign treasuries contributed positively to relative performance as rates decreased.
» Underweight exposure to the duration of corporate bonds and asset-backed securities detracted from relative performance.
Performance Summary
September 30, 2020 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG SUMMIT FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG SUMMIT FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class I Shares (Incep: 3/1/19)	18.45%	-	-	-	15.08%
60% MSCI ACWI Net / 40% Bloomberg Barclays Global (Since 3/1/19)	9.26%	-	-	-	9.08%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the Fund’s most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. There is no sales charge for Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: A shares, 2.72%; I shares, 2.47%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2021, for some of the share classes, resulting in net expense ratios of the following: A shares, 2.00%; I shares, 1.75%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
12  |   Thornburg Equity Funds Annual Report

Thornburg Global Opportunities Fund

Investment Goal and Fund Overview
The Global Opportunities Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world.
A flexible mandate allows the Fund to pursue long-term performance using a broad approach to geography and market capitalization. The Fund invests primarily in a broad range of equity securities, including common stocks, preferred stocks and publicly traded real estate investment trusts, including smaller companies with market capitalizations less than $500 million. The Fund may also invest in debt obligations of any kind, including corporate bonds, government obligations and other obligations. Investment decisions are based on domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for debt and equity securities, and analysis of specific issuers.
See letter beginning on page 9 of this report for a discussion of factors affecting the Fund’s performance for the reporting period ended September 30, 2020.
Performance Summary
September 30, 2020 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG GLOBAL OPPORTUNITIES FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG GLOBAL OPPORTUNITIES FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 7/28/06)
Without sales charge	16.59%	2.08%	6.38%	9.47%	8.67%
With sales charge	11.34%	0.53%	5.40%	8.97%	8.32%
Class C Shares (Incep: 7/28/06)
Without sales charge	15.78%	1.33%	5.59%	8.65%	7.84%
With sales charge	14.78%	1.33%	5.59%	8.65%	7.84%
Class I Shares (Incep: 7/28/06)	16.91%	2.39%	6.72%	9.90%	9.12%
Class R3 Shares (Incep: 2/1/08)	16.32%	1.86%	6.17%	9.33%	5.85%
Class R4 Shares (Incep: 2/1/08)	16.41%	1.96%	6.27%	9.44%	5.94%
Class R5 Shares (Incep: 2/1/08)	16.89%	2.38%	6.71%	9.89%	6.39%
Class R6 Shares (Incep: 4/10/17)	17.08%	2.53%	-	-	5.03%
MSCI AC World Net Total Return USD Index (Since 7/28/06)	10.44%	7.12%	10.30%	8.55%	6.10%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, R5 and R6 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: A shares, 1.33%; C shares, 2.09%; I shares, 1.06%; R3 shares, 2.20%; R4 shares, 1.86%; R5 shares, 1.27%; R6 shares, 1.00%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2021, for some of the share classes, resulting in net expense ratios of the following: R3 shares, 1.50%; R4 shares, 1.40%; R5 shares, 0.99%; R6 shares, 0.85%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
Thornburg Equity Funds Annual Report  |  13

Thornburg International Value Fund

Investment Goal and Fund Overview
The International Value Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. The secondary, non-fundamental goal of the Fund is to seek some current income.
The Fund invests in a limited number of foreign common stocks selected on a value basis using fundamental research. The portfolio is diversified to include basic value stocks, but also includes stocks of companies with consistent earnings characteristics and those of emerging franchises, when these issues are value priced.
Performance drivers and detractors for the reporting period ending September 30, 2020
» For the 12-month period ended September 30, 2020, the Fund (Class I shares) returned 15.74% compared to a return of 3.00% for the MSCI AC World ex USA Net Total Return USD Index and 0.49% for the MSCI EAFE Net Total Return USD Index.
» The 12-month period featured three quarters of strong positive returns for the Fund, the exception being the first quarter of 2020 when COVID-19 concerns caused sharp losses across global markets.
» The Fund’s strong absolute and relative performance for the 12 months was driven primarily by bottom-up security selection. The only exception was the first quarter of 2020 when outperformance was driven by sector, country and currency allocation.
» An underweight in financials, energy and real estate and an overweight in information technology and communication services helped performance. An overweight in China and Switzerland and an underweight in the U.K. and Australia were positive, while an overweight in the eurozone was negative.
» Stock selection was strong over the period, but was strongest in consumer discretionary, communication services and consumer staples and weakest in industrials. By country it was strongest in China, Japan and Switzerland and weakest in the eurozone and Australia.
Performance Summary
September 30, 2020 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG INTERNATIONAL VALUE FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG INTERNATIONAL VALUE FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 5/28/98)
Without sales charge	15.33%	4.25%	6.52%	5.17%	7.32%
With sales charge	10.14%	2.67%	5.54%	4.68%	7.10%
Class C Shares (Incep: 5/28/98)
Without sales charge	14.69%	3.49%	5.74%	4.40%	6.49%
With sales charge	13.69%	3.49%	5.74%	4.40%	6.49%
Class I Shares (Incep: 3/30/01)	15.74%	4.59%	6.88%	5.55%	7.14%
Class R3 Shares (Incep: 7/1/03)	15.11%	4.05%	6.32%	4.98%	7.91%
Class R4 Shares (Incep: 2/1/07)	15.35%	4.26%	6.54%	5.19%	3.91%
Class R5 Shares (Incep: 2/1/05)	15.64%	4.53%	6.82%	5.47%	6.52%
Class R6 Shares (Incep: 5/1/12)	15.90%	4.75%	7.04%	-	6.28%
MSCI EAFE Net Total Return USD Index (Since 5/28/98)	0.49%	0.62%	5.26%	4.62%	3.90%
MSCI AC World ex USA Net Total Return USD Index (Since 5/28/98)	3.00%	1.16%	6.23%	4.00%	4.43%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, R5 and R6 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: A shares, 1.26%; C shares, 2.09%; I shares, 0.97%; R3 shares, 1.65%; R4 shares, 1.44%; R5 shares, 1.12%; R6 shares, 0.88%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2021, for some of the share classes, resulting in net expense ratios of the following: R3 shares, 1.45%; R4 shares, 1.25%; R5 shares, 0.99%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
14  |   Thornburg Equity Funds Annual Report

Thornburg Better World International Fund

Investment Goal and Fund Overview
The Better World International Fund seeks long-term capital appreciation.
The Fund invests primarily in a broad range of companies that demonstrate one or more positive environmental, social and governance (ESG) characteristics that the investment manager identifies as significant. The Fund targets companies of any size or country of origin, and which are high-quality, attractively valued and, in our view, making, or will make, a positive impact on the world.
Performance drivers and detractors for the reporting period ending September 30, 2020
» For the 12-month reporting period, the Fund (Class I shares) returned 23.62% versus a return of 3.00% for the MSCI AC World ex USA Net Total Return USD Index. Companies with high Environmental, Social and Governance (ESG) performance outperformed their peers as measured by the MSCI ACWI ex USA ESG Leaders Index, which returned 7.68%.
» The 12-month period featured three quarters of strong positive returns for the Fund, the exception being the first quarter of 2020 when COVID-19 concerns caused sharp losses across global markets.
» The Fund’s strong absolute and relative performance was driven primarily by bottom-up security selection. The only exception was the first quarter of 2020 when outperformance was driven by sector, country, and currency allocation.
» An underweight in financials and real estate and a zero weight in energy helped, as did an overweight in health care and information technology. An overweight in China helped, as did a zero weight in Australia and an allocation to global companies domiciled in the U.S. An overweight in the eurozone was a negative.
» Stock selection was strongest in consumer discretionary, financials, health care, consumer staples, and information technology. From a geographic perspective, China, the U.K., Japan, the U.S. and the eurozone were the strongest performers.
Performance Summary
September 30, 2020 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG BETTER WORLD INTERNATIONAL FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG BETTER WORLD INTERNATIONAL FUND	1-YR	3-YR	5-YR	SINCE INCEPTION
Class A Shares (Incep: 10/1/15)
Without sales charge	22.65%	7.75%	9.64%	9.64%
With sales charge	17.09%	6.10%	8.64%	8.64%
Class C Shares (Incep: 10/1/15)
Without sales charge	22.02%	7.18%	9.04%	9.04%
With sales charge	21.02%	7.18%	9.04%	9.04%
Class I Shares (Incep: 10/1/15)	23.62%	8.54%	10.48%	10.48%
MSCI AC World ex USA Net Total Return USD Index (Since 9/30/15)	3.00%	1.16%	6.23%	6.23%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: A shares, 2.10%; C shares, 3.48%; I shares, 1.44%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2021, for some of the share classes, resulting in net expense ratios of the following: A shares, 1.83%; C shares, 2.38%; I shares, 1.09%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
Thornburg Equity Funds Annual Report  |  15

Thornburg International Growth Fund

Investment Goal and Fund Overview
The International Growth Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential.
The Fund invests in a selection of quality growth stocks, located primarily outside the United States, that management believes will have growing revenues and earnings. The Fund can invest in companies of any size, from large, well-established firms to small, emerging growth franchises. Management uses traditional fundamental research to evaluate securities and make buy/sell decisions.
Performance drivers and detractors for the reporting period ending September 30, 2020
» Fund holdings domiciled in Japan and the Netherlands contributed to the Fund’s relative performance during the trailing 12-month reporting period. Stock selection was the primary driver of this positive relative performance.
» Fund holdings domiciled in Mexico and Germany detracted from the Fund’s relative performance over the trailing 12-month reporting period. Stock selection was the primary driver of this negative relative performance.
» An overweight position to consumer discretionary and communications services, along with underlying stock selection, contributed to Fund performance this year as the sectors and securities outpaced the benchmark.
» An underweight to consumer staples and materials detracted from Fund performance due to a combination of stock selection and allocation impact.
Performance Summary
September 30, 2020 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG INTERNATIONAL GROWTH FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG INTERNATIONAL GROWTH FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 2/1/07)
Without sales charge	32.88%	8.72%	11.54%	10.51%	8.16%
With sales charge	26.91%	7.07%	10.51%	10.00%	7.80%
Class C Shares (Incep: 2/1/07)
Without sales charge	31.87%	7.90%	10.69%	9.67%	7.39%
With sales charge	30.87%	7.90%	10.69%	9.67%	7.39%
Class I Shares (Incep: 2/1/07)	33.31%	9.09%	11.94%	10.96%	8.67%
Class R3 Shares (Incep: 2/1/08)	32.61%	8.53%	11.37%	10.39%	7.25%
Class R4 Shares (Incep: 2/1/08)	32.73%	8.63%	11.48%	10.52%	7.36%
Class R5 Shares (Incep: 2/1/08)	33.31%	9.08%	11.93%	10.96%	7.79%
Class R6 Shares (Incep: 2/1/13)	33.42%	9.20%	12.04%	-	9.50%
MSCI AC World ex USA Growth Net Total Return USD Index (Since 2/1/07)	17.54%	7.33%	10.16%	6.38%	4.23%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, R5 and R6 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: A shares, 1.32%; C shares, 2.08%; I shares, 1.03%; R3 shares, 2.02%; R4 shares, 1.91%; R5 shares, 1.29%; R6 shares, 0.99%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2021, for some of the share classes, resulting in net expense ratios of the following: R3 shares, 1.50%; R4 shares, 1.40%; R5 shares, 0.99%; R6 shares, 0.89%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
16  |   Thornburg Equity Funds Annual Report

Thornburg Developing World Fund

Investment Goal and Fund Overview
The Developing World Fund’s primary investment goal is long-term capital appreciation. The Fund invests at least 80% of its assets in equity securities and debt obligations of developing country issuers. A developing country issuer is a company or sovereign entity that is domiciled or otherwise tied economically to one or more developing countries. The Fund portfolio is diversified to include basic value stocks, companies with consistent earnings, and emerging franchises.
Performance drivers and detractors for the reporting period ending September 30, 2020
» For the trailing 12-month period ending September 30, 2020, more than 90% of the Fund’s outperformance on a sector basis was attributable to stock selection, with sector allocation decisions modestly detractive and currency allocation modestly contributive.
» Stock selection within consumer staples, communication services and financials was especially additive to relative performance.
» Stock selection and allocation to industrials detracted from our relative performance, as a few travel-related names were especially pressured during the first quarter of 2020.
» On a regional basis, all of the portfolio’s outperformance was attributable to stock selection, with China- and Taiwan-domiciled holdings being especially additive to relative performance.
» Overweight allocations to Latin America detracted from the portfolio’s relative performance during the period. A U.K.-domiciled company with 100% of revenues generated in the Middle East and Africa also detracted.
Performance Summary
September 30, 2020 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG DEVELOPING WORLD FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG DEVELOPING WORLD FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 12/16/09)
Without sales charge	13.31%	5.55%	9.37%	5.04%	6.52%
With sales charge	8.23%	3.94%	8.37%	4.55%	6.07%
Class C Shares (Incep: 12/16/09)
Without sales charge	12.42%	4.74%	8.52%	4.25%	5.75%
With sales charge	11.42%	4.74%	8.52%	4.25%	5.75%
Class I Shares (Incep: 12/16/09)	13.68%	5.95%	9.80%	5.51%	7.02%
Class R5 Shares (Incep: 2/1/13)	13.73%	5.96%	9.81%	-	4.56%
Class R6 Shares (Incep: 2/1/13)	13.82%	6.06%	9.92%	-	4.67%
MSCI Emerging Markets Net Total Return USD Index (Since 12/16/09)	10.54%	2.42%	8.97%	2.50%	3.45%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R5 and R6 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: A shares, 1.50%; C shares, 2.26%; I shares, 1.19%; R5 shares, 2.07%; R6 shares, 1.14%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2021, for some of the share classes, resulting in net expense ratios of the following: I shares, 1.09%; R5 shares, 1.09%; R6 shares, 0.99%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
Thornburg Equity Funds Annual Report  |  17

Thornburg Value Fund

Investment Goal and Fund Overview
The Value Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. The secondary, non-fundamental goal of the Fund is to seek some current income.
The Fund invests in a limited number of common stocks selected on a value basis using fundamental research. The portfolio is diversified to include basic value stocks, but also includes stocks of companies with consistent earnings characteristics and those of emerging franchises, when these issues are value priced.
Performance drivers and detractors for the reporting period ending September 30, 2020
» The Fund underperformed the S&P 500 Total Return Index during the 12-month period ending September 30, 2020.
» The Fund’s value bias proved detrimental as the performance differential between value and growth stocks was the largest on record. The value bias was most apparent in the Fund’s sector allocations which accounted for more than two-thirds of the underperformance during the period.
» The Fund’s overweight to financials was the largest detractor from performance during the period, followed closely by the underweight to the information technology sector.
» The Fund’s overweight to the consumer services sector was the largest contributor to performance during the period, followed by its underweight to the industrials sector.
» The Fund’s stock selection within the communication service, health care and industrial sectors were all positive contributors during the period while stock selection within financials, consumer discretionary and consumer staples were detractors.
Performance Summary
September 30, 2020 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG VALUE FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG VALUE FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 10/2/95)
Without sales charge	4.42%	5.09%	9.10%	9.65%	9.42%
With sales charge	-0.28%	3.49%	8.10%	9.14%	9.22%
Class C Shares (Incep: 10/2/95)
Without sales charge	3.59%	4.24%	8.24%	8.80%	8.58%
With sales charge	2.59%	4.24%	8.24%	8.80%	8.58%
Class I Shares (Incep: 11/2/98)	4.77%	5.45%	9.50%	10.06%	7.57%
Class R3 Shares (Incep: 7/1/03)	4.40%	5.08%	9.11%	9.65%	7.67%
Class R4 Shares (Incep: 2/1/07)	4.50%	5.18%	9.22%	9.76%	5.77%
Class R5 Shares (Incep: 2/1/05)	4.76%	5.45%	9.50%	10.05%	7.70%
S&P 500 Total Return Index (Since 10/2/95)	15.15%	12.28%	14.15%	13.74%	9.33%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4 and R5 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: A shares, 1.33%; C shares, 2.19%; I shares, 1.07%; R3 shares, 1.79%; R4 shares, 1.75%; R5 shares, 1.43%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least September 30, 2021, for some of the share classes, resulting in net expense ratios of the following: A shares, 1.18%; C shares, 2.04%; I shares, 0.84%; R3 shares, 1.20%; R4 shares, 1.10%; R5 shares, 0.84%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
18  |   Thornburg Equity Funds Annual Report

Thornburg Core Growth Fund

Investment Goal and Fund Overview
The Core Growth Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential.
The Fund invests in a selection of quality growth stocks that management believes will have growing revenues and earnings. The Fund can invest in companies of any size, from large, well-established firms to small, emerging growth franchises. Management uses traditional fundamental research to evaluate securities and make buy/sell decisions.
Performance drivers and detractors for the reporting period ending September 30, 2020
» Fund holdings in the information technology sector contributed to relative performance for the trailing 12-month reporting period.
» The Fund’s underweight allocation to industrials (versus the benchmark Russell 3000 Total Return Growth Index) contributed to performance as the sector underperformed the benchmark.
» An underweight allocation to small cap stocks contributed to the Fund’s total performance during the 12-month reporting period.
» Fund holdings in the financial sector detracted from performance during the period.
» An underweight to consumer discretionary detracted from performance due to the strong relative performance of the sector.
Performance Summary
September 30, 2020 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG CORE GROWTH FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG CORE GROWTH FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 12/27/00)
Without sales charge	34.37%	17.68%	15.19%	14.37%	7.92%
With sales charge	28.30%	15.89%	14.13%	13.85%	7.67%
Class C Shares (Incep: 12/27/00)
Without sales charge	33.38%	16.74%	14.28%	13.50%	7.07%
With sales charge	32.38%	16.74%	14.28%	13.50%	7.07%
Class I Shares (Incep: 11/3/03)	34.84%	18.10%	15.62%	14.84%	10.42%
Class R3 Shares (Incep: 7/1/03)	34.17%	17.50%	15.03%	14.26%	10.45%
Class R4 Shares (Incep: 2/1/07)	34.28%	17.62%	15.15%	14.38%	7.85%
Class R5 Shares (Incep: 10/3/05)	34.83%	18.09%	15.62%	14.84%	9.73%
Russell 3000 Total Return Growth Index (Since 12/27/00)	36.12%	20.73%	19.51%	16.91%	7.68%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4 and R5 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: A shares, 1.35%; C shares, 2.18%; I shares, 1.05%; R3 shares, 1.80%; R4 shares, 1.91%; R5 shares, 1.39%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least September 30, 2021, for some of the share classes, resulting in net expense ratios of the following: A shares, 1.20%; C shares, 2.03%; I shares, 0.84%; R3 shares, 1.35%; R4 shares, 1.25%; R5 shares, 0.84%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
Thornburg Equity Funds Annual Report  |  19

Thornburg Long/Short Equity Fund

Investment Goal and Fund Overview
The Long/Short Equity Fund seeks long-term capital appreciation.
The Fund pursues its investment goal by investing a significant amount of its assets in long and short positions in a broad range of equity securities. While the Fund normally expects to invest a larger portion of its portfolio in long positions than short positions, the Fund expects to invest a significant portion of its assets in short positions.
Performance drivers and detractors for the reporting period ending September 30, 2020
» The Fund underperformed the S&P 500 Total Return Index during the 12-month period ending September 30, 2020.
» The Fund’s long market exposure was able to best the performance of the index during the period, but the Fund’s short market exposure proved no match for the deluge of liquidity unleashed to combat the effects of the COVID-19 pandemic.
» The solid performance of the long book was driven by both the sector allocation and stock performance within the communication services and consumer discretionary sectors.
» The challenging performance of the short book was driven by the allocations to the consumer discretionary and financials. The consumer discretionary sector, in particular, accounted for a large part of the Fund’s underperformance due to the large weighting and holdings within the sector. The market rally was very thematic leading investors to bid up perceived beneficiaries of the pandemic regardless of business fundamentals and valuation.
Performance Summary
September 30, 2020 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG LONG/SHORT EQUITY FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG LONG/SHORT EQUITY FUND*	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class I Shares (Incep: 12/30/16)	-8.78%	-1.56%	1.86%	5.98%	5.00%
S&P 500 Total Return Index	15.15%	12.28%	14.15%	13.74%	9.60%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. There is no sales charge for Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: I shares, 3.47%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
*Performance prior to 12/30/2016 is from the predecessor fund, which was managed in a materially equivalent manner to the Thornburg Long/Short Equity Fund. The predecessor fund was not a registered mutual fund and was not subject to the same investment restrictions as the Long/Short Equity Fund. If the predecessor fund had been registered under the 1940 Act, the performance may have been different.
20  |   Thornburg Equity Funds Annual Report

Glossary
September 30, 2020 (Unaudited)
The Bloomberg Barclays US Aggregate Bond Total Return Index Value USD is composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index.
The Bloomberg Barclays Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan European Aggregate, and the Asian-Pacific Aggregate indices. It also includes a wide range of standard and customized sub-indices by liquidity constraint, sector, quality, and maturity.
Thornburg Investment Income Builder Fund’s Blended Index is composed of 25% Bloomberg Barclays US Aggregate Bond Total Return Index Value USD and 75% MSCI World Net Total Return USD Index, rebalanced monthly.
Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
The MSCI World Net Total Return USD Index is an unmanaged market-weighted index that consists of securities traded in 23 of the world’s most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The index is calculated with net dividends reinvested in U.S. dollars.
The MSCI All Country (AC) World Net Total Return USD Index is a market capitalization weighted index that is representative of the market structure of 47 developed and emerging market countries in North and South America, Europe, Africa, the Middle East, and the Pacific Rim. The index is calculated with net dividends reinvested in U.S. dollars.
The MSCI All Country (AC) World ex-USA Total Return Index is a market capitalization weighted index representative of the market structure of 45 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim, excluding securities of United States issuers. Beginning in January 2001, the index is calculated with net dividends reinvested in U.S. dollars. Prior data is calculated with gross dividends.
The MSCI World ESG Leaders Index is a capitalization weighted index that provides exposure to companies with high Environmental, Social and Governance (ESG) performance relative to their sector peers. MSCI World ESG Leaders Index is constructed by aggregating the following regional Index MSCI Pacific ESG Leaders Index, MSCI Europe & Middle East ESG Leaders Index, MSCI Canada ESG Leaders Index and MSCI USA ESG Leaders Index. The parent index is MSCI World Index, which consists of large and mid-cap companies in 23 Developed Markets Countries.
The MSCI EAFE (Europe, Australasia, Far East) Net Total Return USD Index is an unmanaged index. It is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas developed markets on a U.S. dollar adjusted basis. The index is calculated with net dividends reinvested in U.S. dollars.
The MSCI All Country (AC) World ex USA Growth Net Total Return USD Index is a market capitalization weighted index that includes growth companies in developed and emerging markets throughout the world, excluding the United States.
The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.
The S&P 500 Total Return Index is an unmanaged broad measure of the U.S. stock market.
The Russell 3000 Total Return Growth Index is an unmanaged index comprised of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices. Source: Frank Russell Company.
Net Adjusted S&P 500 Index – For illustration purposes, the net adjusted S&P 500 Index adjusts the total return of the S&P 500 Index to reflect the same net exposure as the Fund.
P/E - Price/Earnings ratio (P/E ratio) is a valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share. Forecasted P/E is not intended to be a forecast of the Fund’s future performance.
Price/Book ratio (P/B ratio) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.
Yield to Worst (YTW) – The lowest potential yield that can be received on a bond without the issuer actually defaulting.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
Any securities, sectors, or countries mentioned are for illustration purposes only. Holdings are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.
The information given should not be considered tax advice. Please consult your tax advisor for personal tax questions and concerns.
Thornburg Equity Funds Annual Report  |  21

The Dividend Landscape
Thornburg Investment Income Builder Fund  |  September 30, 2020 (Unaudited)
To appreciate the investment environment in which Thornburg Investment Income Builder Fund operates, you may wish to review these highlights of the “dividend landscape.”
The S&P 500 Index Payout Ratio — A Historical Perspective
The dividend payout ratio is a fraction that expresses dividend payments as a percentage of per-share earnings. As the economy slowed in the wake of the financial crisis, earnings-per-share on average declined, causing the payout ratio to spike, even as dividends paid by the S&P 500 portfolio declined. Earnings have since materially improved, bringing the payout ratio back in line with the overall trend in recent times.
Corporate Willingness to Pay Dividends is Key to the Fund’s Investment Process
The Russell 1000 Index includes approximately 1,000 public companies that are supposed to be generally representative of corporate America. Between 1980 and 1993, at least 75% of these firms paid some dividend. Between 1994 and 2001, the percentage of Russell 1000 companies paying dividends sank to just over 50%, indicating a preference towards reinvesting retained earnings in growth initiatives. Dividends returned to fashion between 2002 and 2008. A reduction in the number of Russell 1000 firms paying dividends followed the 2008 recession. However, from early 2010, the number steadily climbed back to around 70%.
Rising Dividend Payments Despite Decreasing Dividend Yields
Over time, the dollar dividend per unit of the S&P 500 Index has generally increased. Because the price of the index itself has increased even more, the yield on the S&P 500 Index, as a percentage of the current index price, has generally decreased in recent decades. You should note, however, that the dollar yield on an original investment made at a fixed point in time (say, 1970 or 1989) has increased, even without reinvestment of dividends.
S&P 500 Index Payout Ratio
Source: Bloomberg, beginning in 1999 (uses operating earnings); “Irrational Exuberance”
by Robert J. Shiller, through 1998 (uses reported earnings).
Percentage of Companies Paying Dividends in Russell 1000 Index
Source: CSFB Quantitative and Equity Derivatives Strategy, Baseline, and FactSet.
S&P 500 Index Average Yield vs. Annual Dividends from a Hypothetical $100,000 Investment (Dividends not Reinvested)
Source: Bloomberg and FactSet as of 9/30/20
Past performance does not guarantee future results.

22  |  Thornburg Equity Funds Annual Report

The Dividend Landscape, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2020 (Unaudited)
The Top 100 Dividend Yields
	RUSSELL 1000 INDEX	RUSSELL 2000 INDEX
Real Estate	29%	34%
Financials	28%	32%
Energy	18%	16%
Consumer Discretionary	10%	5%
Consumer Staples	4%	1%
Materials	3%	1%
Communication Services	3%	8%
Industrials	2%	2%
Information Technology	2%	0%
Utilities	1%	1%
Health Care	0%	0%
Source: FactSet as of September 30, 2020.
Estimated Average Dividend Yields (MSCI Indices) of Markets Around the Globe
Source: Bloomberg as of September 30, 2020.
A Truly Diversified Dividend-Paying Portfolio Must Look Beyond the Obvious High-Yield Stocks!
In the (large cap) Russell 1000 Index, 57% of the top 100 dividend payers are in the real estate and financials sectors. In the (small cap) Russell 2000 Index, 66% of the top 100 dividend-yielding stocks are real estate or financials companies. To construct a diversified portfolio of attractive yielding stocks, one must look beyond these sectors. We certainly do.
Dividend yield is a ratio that shows how much a company pays out in dividends each year relative to its share price.
Global Diversification Can Improve the Portfolio Yield
Since firms outside the U.S. tend to pay higher dividends than U.S. firms, particularly outside the financial and utility sectors, we maintain the ability to diversify the Thornburg Investment Income Builder Fund into foreign dividend-paying stocks to try to take advantage of these opportunities.
Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses.
Dividends are not guaranteed.

Thornburg Equity Funds Annual Report  |  23

Fund Summary
Thornburg Investment Income Builder Fund  |  September 30, 2020 (Unaudited)
PORTFOLIO COMPOSITION
TOP TEN EQUITY HOLDINGS
Taiwan Semiconductor Manufacturing Co. Ltd.	5.0%
Orange SA	4.2%
China Mobile Ltd.	4.1%
Deutsche Telekom AG	3.4%
Home Depot, Inc.	3.3%
Broadcom, Inc.	3.2%
Samsung Electronics Co. Ltd.	3.0%
Vodafone Group plc	2.9%
CME Group, Inc.	2.8%
AbbVie, Inc.	2.6%

SECTOR EXPOSURE (percent of equity holdings)
Financials	24.1%
Communication Services	19.7%
Information Technology	17.8%
Health Care	11.8%
Energy	5.2%
Consumer Staples	4.8%
Consumer Discretionary	4.1%
Utilities	3.7%
Real Estate	3.2%
Materials	3.1%
Industrials	2.5%

COUNTRY EXPOSURE * (percent of Fund)
United States	46.1%
United Kingdom	7.1%
France	7.1%
China	5.6%
Germany	5.3%
Switzerland	5.1%
Taiwan	5.0%
Italy	3.7%
South Korea	3.0%
Netherlands	2.7%
Russian Federation	2.7%
Australia	1.4%
Spain	1.3%
Jamaica	0.5%
Canada	0.4%
Ireland	0.3%
Singapore	0.2%
Brazil	0.2%
Cayman Islands	0.1%
Denmark	0.1%
Belgium	0.1%
Japan	0.1%
Mexico	0.1%
Other Assets Less Liabilities	1.8%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.

24  |  Thornburg Equity Funds Annual Report

Fund Summary, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2020 (Unaudited)
QUARTERLY DIVIDEND HISTORY, CLASS A
YEAR	Q1	Q2	Q3	Q4	TOTAL
2003	9.2¢	11.2¢	12.4¢	17.5¢	50.3¢
2004	10.2¢	12.5¢	15.0¢	21.8¢	59.5¢
2005	11.0¢	13.6¢	17.4¢	29.0¢	71.0¢
2006	12.5¢	16.0¢	19.2¢	33.0¢	80.7¢
2007	14.2¢	18.5¢	21.5¢	36.8¢	91.0¢
2008	17.9¢	21.8¢	26.0¢	36.8¢	102.5¢
2009	18.0¢	24.2¢	28.0¢	34.5¢	104.7¢
2010	19.8¢	25.0¢	32.0¢	36.0¢	112.8¢
2011	21.0¢	26.0¢	32.0¢	37.5¢	116.5¢
2012	21.5¢	26.0¢	28.5¢	36.0¢	112.0¢
2013	21.5¢	25.3¢	25.0¢	24.5¢	96.3¢
2014	22.5¢	24.0¢	27.0¢	26.0¢	99.5¢
2015	16.5¢	20.0¢	20.0¢	25.3¢	81.8¢
2016	17.0¢	18.5¢	19.5¢	21.5¢	76.5¢
2017	17.0¢	20.0¢	26.0¢	29.5¢	92.5¢
2018	18.0¢	20.0¢	24.0¢	28.0¢	90.0¢
2019	19.0¢	21.5¢	25.0¢	30.0¢	95.5¢
2020	19.0¢	0.19¢	0.21¢
We do not expect each sequential quarter’s dividend to increase over that of the prior quarter, since dividend payments outside the United States tend to be seasonal. Rather, the Fund aspires to increase the dividend paid on an annual basis.
Thornburg Equity Funds Annual Report  |  25

Fund Summary, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2020 (Unaudited)
EVOLUTION OF INDUSTRY GROUP EXPOSURE
Top 10 industry groups quarter by quarter (percent of equity holdings)
As of 9/30/2020
Telecommunication Services	19.7%
Semiconductors & Semiconductor Equipment	13.1%
Diversified Financials	13.0%
Pharmaceuticals, Biotechnology & Life Sciences	11.8%
Banks	6.7%
Energy	5.2%
Technology Hardware & Equipment	4.7%
Food & Staples Retailing	4.6%
Insurance	4.4%
Retailing	4.1%

As of 6/30/2020
Telecommunication Services	22.3%
Pharmaceuticals, Biotechnology & Life Sciences	13.0%
Diversified Financials	12.0%
Semiconductors & Semiconductor Equipment	10.3%
Energy	6.8%
Insurance	6.3%
Utilities	5.1%
Banks	5.0%
Real Estate	4.0%
Technology Hardware & Equipment	3.9%

As of 3/31/2020
Telecommunication Services	20.0%
Pharmaceuticals, Biotechnology & Life Sciences	14.1%
Diversified Financials	10.3%
Semiconductors & Semiconductor Equipment	9.2%
Energy	8.6%
Banks	5.6%
Utilities	5.2%
Insurance	4.6%
Real Estate	4.1%
Materials	4.0%

As of 12/31/2019
Telecommunication Services	15.5%
Diversified Financials	13.6%
Energy	12.9%
Pharmaceuticals, Biotechnology & Life Sciences	9.6%
Semiconductors & Semiconductor Equipment	9.5%
Banks	6.0%
Materials	5.4%
Utilities	4.7%
Real Estate	3.9%
Insurance	3.0%

THORNBURG INVESTMENT INCOME BUILDER FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TIBAX	885-215-558
Class C	TIBCX	885-215-541
Class I	TIBIX	885-215-467
Class R3	TIBRX	885-215-384
Class R4	TIBGX	885-215-186
Class R5	TIBMX	885-215-236
Class R6	TIBOX	885-216-663
Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
26  |  Thornburg Equity Funds Annual Report

Fund Summary
Thornburg Summit Fund  |  September 30, 2020 (Unaudited)
PORTFOLIO COMPOSITION
SECTOR EXPOSURE (percent of equity holdings)
Information Technology	29.4%
Consumer Discretionary	24.6%
Communication Services	16.1%
Health Care	8.5%
Financials	7.3%
Industrials	5.7%
Energy	3.8%
Consumer Staples	2.8%
Utilities	1.8%

COUNTRY EXPOSURE * (percent of Fund)
United States	64.8%
China	4.5%
Japan	3.5%
India	2.5%
Taiwan	2.5%
France	2.4%
Netherlands	2.3%
Switzerland	1.2%
Argentina	1.1%
United Kingdom	1.0%
Italy	0.7%
Canada	0.5%
Australia	0.4%
Ireland	0.4%
Other Assets Less Liabilities	12.2%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.

TOP TEN LONG HOLDINGS
Microsoft Corp.	2.3%
Alibaba Group Holding Ltd. Sponsored ADR	2.0%
Sea Ltd. ADR	1.9%
Amazon.com, Inc.	1.9%
Apple, Inc.	1.8%
Walt Disney Co.	1.7%
Reliance Industries Ltd.	1.7%
Mastercard, Inc. Class A	1.7%
Meituan Dianping Class B	1.5%
Capital One Financial Corp.	1.5%

THORNBURG SUMMIT FUND	NASDAQ SYMBOLS	CUSIPS
Class I	TSUMX	885-216-580
Class I shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes. Class A shares are not currently available for purchase.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

Thornburg Equity Funds Annual Report  |  27

Fund Summary
Thornburg Global Opportunities Fund  |  September 30, 2020 (Unaudited)
ASSET STRUCTURE
MARKET CAPITALIZATION EXPOSURE
TOP TEN EQUITY HOLDINGS
Reliance Industries Ltd.	6.1%
Alibaba Group Holding Ltd.	5.6%
Vestas Wind Systems A/S	5.4%
Qorvo, Inc.	5.0%
Samsung Electronics Co. Ltd.	4.9%
Capital One Financial Corp.	4.7%
Facebook, Inc. Class A	4.6%
Alphabet, Inc. Class A	4.5%
GDS Holdings Ltd. ADR	4.4%
NN Group N.V.	4.3%

SECTOR EXPOSURE
Communication Services	17.0%
Information Technology	16.8%
Financials	14.7%
Consumer Discretionary	12.6%
Industrials	8.9%
Health Care	8.1%
Materials	6.2%
Energy	6.1%
Consumer Staples	3.3%
Other Assets Less Liabilities	6.3%

TOP TEN INDUSTRY GROUPS
Media & Entertainment	9.1%
Retailing	8.4%
Telecommunication Services	7.9%
Semiconductors & Semiconductor Equipment	7.5%
Diversified Financials	7.2%
Capital Goods	6.8%
Pharmaceuticals, Biotechnology & Life Sciences	6.3%
Materials	6.2%
Energy	6.1%
Technology Hardware & Equipment	4.9%

COUNTRY EXPOSURE * (percent of equity holdings)
United States	42.8%
China	15.8%
Netherlands	7.2%
India	6.5%
Denmark	5.8%
United Kingdom	5.5%
South Korea	5.2%
Switzerland	2.8%
Taiwan	2.6%
Ireland	2.2%
Australia	1.9%
Macao	1.7%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.

THORNBURG GLOBAL OPPORTUNITIES FUND	NASDAQ SYMBOLS	CUSIPS
Class A	THOAX	885-215-343
Class C	THOCX	885-215-335
Class I	THOIX	885-215-327
Class R3	THORX	885-215-145
Class R4	THOVX	885-215-137
Class R5	THOFX	885-215-129
Class R6	THOGX	885-216-655
Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

28  |  Thornburg Equity Funds Annual Report

Fund Summary
Thornburg International Value Fund  |  September 30, 2020 (Unaudited)
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
Alibaba Group Holding Ltd.	3.6%
Z Holdings Corp.	3.0%
adidas AG	3.0%
Nintendo Co. Ltd.	2.9%
Sika AG	2.9%
Telefonaktiebolaget LM Ericsson Class B	2.8%
Tencent Holdings Ltd.	2.8%
Ping An Bank Co. Ltd. Class A	2.4%
Keyence Corp.	2.3%
ABB Ltd.	2.3%

SECTOR EXPOSURE
Industrials	20.5%
Information Technology	17.3%
Consumer Discretionary	13.2%
Communication Services	10.7%
Materials	10.7%
Financials	10.0%
Consumer Staples	7.7%
Utilities	4.1%
Health Care	2.7%
Other Assets Less Liabilities	3.1%

TOP TEN INDUSTRY GROUPS
Capital Goods	15.1%
Media & Entertainment	10.7%
Materials	10.7%
Banks	7.9%
Consumer Durables & Apparel	7.1%
Food, Beverage & Tobacco	6.3%
Technology Hardware & Equipment	6.3%
Software & Services	6.2%
Retailing	5.0%
Semiconductors & Semiconductor Equipment	4.8%

COUNTRY EXPOSURE * (percent of equity holdings)
China	21.4%
Japan	13.2%
France	11.3%
Switzerland	11.0%
Germany	9.6%
United States	9.6%
Spain	5.3%
Sweden	4.3%
Canada	4.1%
United Kingdom	3.6%
Italy	2.0%
Finland	1.4%
Netherlands	1.2%
South Korea	1.2%
Taiwan	0.8%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.

THORNBURG INTERNATIONAL VALUE FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TGVAX	885-215-657
Class C	THGCX	885-215-640
Class I	TGVIX	885-215-566
Class R3	TGVRX	885-215-525
Class R4	THVRX	885-215-269
Class R5	TIVRX	885-215-368
Class R6	TGIRX	885-216-804
Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

Thornburg Equity Funds Annual Report  |  29

Fund Summary
Thornburg Better World International Fund  |  September 30, 2020 (Unaudited)
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
Alibaba Group Holding Ltd.	4.0%
Tencent Holdings Ltd.	3.4%
Meituan Dianping Class B	2.6%
Fresenius Medical Care AG & Co. KGaA	2.5%
Enel S.p.A.	2.4%
Murata Manufacturing Co. Ltd.	2.3%
Li Ning Co. Ltd.	2.3%
Infineon Technologies AG	2.2%
Nomad Foods Ltd.	2.1%
Siemens AG	2.0%

SECTOR EXPOSURE
Consumer Discretionary	19.3%
Industrials	15.6%
Information Technology	13.3%
Health Care	12.2%
Financials	10.1%
Consumer Staples	6.6%
Communication Services	5.7%
Materials	5.5%
Utilities	4.3%
Real Estate	0.7%
Other Assets Less Liabilities	6.7%

TOP TEN INDUSTRY GROUPS
Capital Goods	12.7%
Retailing	11.7%
Consumer Durables & Apparel	7.6%
Health Care Equipment & Services	6.4%
Pharmaceuticals, Biotechnology & Life Sciences	5.8%
Materials	5.5%
Semiconductors & Semiconductor Equipment	5.5%
Insurance	5.2%
Technology Hardware & Equipment	4.4%
Utilities	4.3%

COUNTRY EXPOSURE * (percent of equity holdings)
China	15.2%
Japan	14.3%
Germany	13.9%
France	10.7%
United Kingdom	9.4%
Switzerland	6.4%
Netherlands	4.9%
Italy	4.7%
United States	4.2%
Sweden	3.1%
Brazil	2.4%
Denmark	2.3%
Hong Kong	2.1%
Ireland	1.9%
Taiwan	1.9%
India	1.6%
Norway	1.0%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.

THORNBURG BETTER WORLD INTERNATIONAL FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TBWAX	885-216-721
Class C	TBWCX	885-216-713
Class I	TBWIX	885-216-697
Class I shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

30  |  Thornburg Equity Funds Annual Report

Fund Summary
Thornburg International Growth Fund  |  September 30, 2020 (Unaudited)
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
Alibaba Group Holding Ltd.	6.5%
Tencent Holdings Ltd.	4.7%
Adyen N.V.	4.3%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.5%
AstraZeneca plc	3.4%
Lonza Group AG	3.4%
Nestle S.A.	3.2%
Activision Blizzard, Inc.	3.2%
adidas AG	2.8%
Ubisoft Entertainment S.A.	2.8%

SECTOR EXPOSURE
Information Technology	24.9%
Consumer Discretionary	22.1%
Communication Services	19.1%
Health Care	12.6%
Consumer Staples	5.3%
Industrials	4.2%
Financials	3.8%
Other Assets Less Liabilities	8.0%

TOP TEN INDUSTRY GROUPS
Software & Services	17.5%
Media & Entertainment	17.4%
Retailing	13.4%
Pharmaceuticals, Biotechnology & Life Sciences	9.3%
Semiconductors & Semiconductor Equipment	7.4%
Food, Beverage & Tobacco	5.3%
Consumer Durables & Apparel	4.7%
Diversified Financials	3.8%
Health Care Equipment & Services	3.3%
Consumer Services	3.0%

COUNTRY EXPOSURE * (percent of equity holdings)
China	17.5%
United States	10.8%
United Kingdom	8.4%
France	7.6%
Japan	7.4%
Switzerland	7.2%
Netherlands	6.7%
Germany	6.6%
Australia	5.5%
Taiwan	3.8%
Argentina	3.0%
Spain	2.6%
Russian Federation	2.4%
Sweden	2.4%
Ireland	2.3%
South Korea	2.1%
Israel	1.7%
Italy	1.0%
United Arab Emirates	0.6%
Belgium	0.4%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.

THORNBURG INTERNATIONAL GROWTH FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TIGAX	885-215-319
Class C	TIGCX	885-215-293
Class I	TINGX	885-215-244
Class R3	TIGVX	885-215-178
Class R4	TINVX	885-215-160
Class R5	TINFX	885-215-152
Class R6	THGIX	885-216-820
Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

Thornburg Equity Funds Annual Report  |  31

Fund Summary
Thornburg Developing World Fund  |  September 30, 2020 (Unaudited)
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
Alibaba Group Holding Ltd.	10.5%
Tencent Holdings Ltd.	7.9%
Taiwan Semiconductor Manufacturing Co. Ltd.	6.5%
Samsung Electronics Co. Ltd.	4.9%
AIA Group Ltd.	3.9%
HDFC Bank Ltd.	2.8%
Ping An Insurance Group Co. of China Ltd. Class H	2.8%
Adani Ports & Special Economic Zone Ltd.	2.7%
SBI Cards & Payment Services Ltd.	2.5%
Sociedad Quimica y Minera de Chile S.A. Sponsored ADR	2.2%

SECTOR EXPOSURE
Financials	22.5%
Information Technology	21.2%
Consumer Discretionary	19.0%
Communication Services	9.6%
Consumer Staples	8.4%
Industrials	4.2%
Utilities	4.2%
Materials	3.1%
Energy	2.8%
Health Care	0.9%
Other Assets Less Liabilities	4.1%

TOP TEN INDUSTRY GROUPS
Retailing	14.0%
Banks	10.1%
Semiconductors & Semiconductor Equipment	9.4%
Media & Entertainment	8.7%
Technology Hardware & Equipment	6.7%
Insurance	6.7%
Diversified Financials	5.7%
Software & Services	5.1%
Food & Staples Retailing	4.5%
Utilities	4.2%

COUNTRY EXPOSURE * (percent of equity holdings)
China	37.9%
India	11.6%
Taiwan	8.2%
Brazil	6.6%
Russian Federation	5.8%
Hong Kong	5.4%
South Korea	5.1%
Mexico	4.4%
United States	3.8%
Chile	2.3%
Peru	2.2%
Indonesia	2.1%
Philippines	1.0%
France	1.0%
United Arab Emirates	0.9%
Macao	0.9%
Argentina	0.8%
Vietnam	0.0% **

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
**	Country percentage was less than 0.1%.

THORNBURG DEVELOPING WORLD FUND	NASDAQ SYMBOLS	CUSIPS
Class A	THDAX	885-216-408
Class C	THDCX	885-216-507
Class I	THDIX	885-216-606
Class R5	THDRX	885-216-846
Class R6	TDWRX	885-216-838
Class I, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

32  |  Thornburg Equity Funds Annual Report

Fund Summary
Thornburg Value Fund  |  September 30, 2020 (Unaudited)
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
Thermo Fisher Scientific, Inc.	6.0%
Alphabet, Inc. Class C	5.9%
Nomad Foods Ltd.	5.8%
Facebook, Inc. Class A	5.2%
Comcast Corp. Class A	4.4%
Crown Holdings, Inc.	4.3%
JPMorgan Chase & Co.	4.3%
Alibaba Group Holding Ltd.	4.2%
Activision Blizzard, Inc.	4.0%
Assured Guaranty Ltd.	3.8%

SECTOR EXPOSURE
Communication Services	23.8%
Financials	17.3%
Health Care	15.3%
Consumer Discretionary	11.9%
Materials	6.8%
Information Technology	6.6%
Consumer Staples	5.8%
Industrials	4.6%
Energy	4.3%
Utilities	1.0%
Other Assets Less Liabilities	2.6%

TOP TEN INDUSTRY GROUPS
Media & Entertainment	21.3%
Retailing	9.0%
Pharmaceuticals, Biotechnology & Life Sciences	8.1%
Diversified Financials	7.2%
Health Care Equipment & Services	7.2%
Materials	6.8%
Banks	6.3%
Food, Beverage & Tobacco	5.8%
Capital Goods	4.6%
Technology Hardware & Equipment	4.4%

THORNBURG VALUE FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TVAFX	885-215-731
Class C	TVCFX	885-215-715
Class I	TVIFX	885-215-632
Class R3	TVRFX	885-215-533
Class R4	TVIRX	885-215-277
Class R5	TVRRX	885-215-376
Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

Thornburg Equity Funds Annual Report  |  33

Fund Summary
Thornburg Core Growth Fund  |  September 30, 2020 (Unaudited)
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
Amazon.com, Inc.	7.3%
Apple, Inc.	6.4%
Microsoft Corp.	6.0%
Alphabet, Inc. Class C	4.5%
Activision Blizzard, Inc.	4.2%
PayPal Holdings, Inc.	4.2%
Visa, Inc. Class A	3.6%
Facebook, Inc. Class A	3.1%
Comcast Corp. Class A	2.9%
DaVita, Inc.	2.9%

SECTOR EXPOSURE
Information Technology	41.4%
Communication Services	17.4%
Consumer Discretionary	13.5%
Health Care	9.8%
Financials	4.4%
Industrials	2.8%
Consumer Staples	2.1%
Materials	1.5%
Other Assets Less Liabilities	7.1%

TOP TEN INDUSTRY GROUPS
Software & Services	31.7%
Media & Entertainment	17.4%
Retailing	11.4%
Health Care Equipment & Services	8.3%
Technology Hardware & Equipment	6.4%
Semiconductors & Semiconductor Equipment	3.3%
Diversified Financials	3.3%
Food, Beverage & Tobacco	2.1%
Capital Goods	1.6%
Pharmaceuticals, Biotechnology & Life Sciences	1.5%

COUNTRY EXPOSURE * (percent of equity holdings)
United States	96.3%
Ireland	2.2%
Israel	1.5%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.

THORNBURG CORE GROWTH FUND	NASDAQ SYMBOLS	CUSIPS
Class A	THCGX	885-215-582
Class C	TCGCX	885-215-574
Class I	THIGX	885-215-475
Class R3	THCRX	885-215-517
Class R4	TCGRX	885-215-251
Class R5	THGRX	885-215-350
Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

34  |  Thornburg Equity Funds Annual Report

Fund Summary
Thornburg Long/Short Equity Fund  |  September 30, 2020 (Unaudited)
SECTOR EXPOSURE
Communication Services	16.7%
Health Care	14.0%
Consumer Discretionary	12.2%
Financials	5.7%
Materials	3.4%
Consumer Staples	3.3%
Energy	1.0%
Real Estate	-4.6%
Information Technology	-5.4%
Industrials	-8.9%
Other Assets Less Liabilities	62.6%

PORTFOLIO EXPOSURE
	3Q20	2Q20
Gross Long	102.9%	124.2%
Gross Short	-65.2%	-91.0%
Net Equity	37.8%	33.2%

ASSETS BY GEOGRAPHY
	Long	Short
United States	57.0%	43.0%
Ex-U.S	81.2%	18.8%
TOP TEN LONG HOLDINGS
Alphabet, Inc. Class C	6.4%
Thermo Fisher Scientific, Inc.	6.0%
Starbucks Corp.	5.9%
Alibaba Group Holding Ltd. Sponsored ADR	5.9%
Dollarama, Inc.	5.7%
Mastercard, Inc. Class A	5.1%
Facebook, Inc. Class A	5.0%
Quanta Services, Inc.	4.8%
Amazon.com, Inc.	4.7%
Comcast Corp. Class A	4.6%

THORNBURG LONG/SHORT EQUITY FUND	NASDAQ SYMBOLS	CUSIPS
Class I	THLSX	885-216-689
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

Thornburg Equity Funds Annual Report  |  35

Schedule of Investments
Thornburg Investment Income Builder Fund  |  September 30, 2020
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Common Stock — 82.1%
	Banks — 5.4%
	Banks — 5.4%
	Citigroup, Inc.	1,614,000	$ 69,579,540
	JPMorgan Chase & Co.	2,365,859	227,761,246
	Regions Financial Corp.	11,824,529	136,336,819
[a]	Sberbank of Russia PJSC Sponsored ADR	7,425,000	86,761,125
			520,438,730
	Capital Goods — 2.1%
	Aerospace & Defense — 0.6%
	BAE Systems plc	8,905,500	55,387,608
	Construction & Engineering — 0.3%
	Bouygues S.A.	774,800	26,907,225
	Industrial Conglomerates — 1.2%
	Siemens AG	839,700	106,208,516
[a]	Siemens Energy AG	419,850	11,321,820
			199,825,169
	Diversified Financials — 10.6%
	Capital Markets — 6.2%
[b]	Apollo Investment Corp.	4,902,600	40,544,502
	CME Group, Inc.	1,633,092	273,232,623
[b]	Solar Capital Ltd.	4,607,900	73,035,215
	UBS Group AG	18,731,172	209,468,619
	Diversified Financial Services — 2.4%
	Equitable Holdings, Inc.	10,944,792	199,633,006
	M&G plc	16,488,000	33,934,068
	Mortgage Real Estate Investment Trusts — 2.0%
[b]	Chimera Investment Corp.	14,600,023	119,720,189
	Granite Point Mortgage Trust, Inc.	1,417,500	10,050,075
[b]	MFA Financial, Inc.	24,720,000	66,249,600
			1,025,867,897
	Energy — 4.1%
	Oil, Gas & Consumable Fuels — 4.1%
	China Petroleum & Chemical Corp. Class H	68,131,000	27,340,134
	LUKOIL PJSC Sponsored ADR	1,472,400	85,222,512
[a,b,c]	Malamute Energy, Inc.	12,439	130,610
	TOTAL SE	6,412,800	219,545,629
	Valero Energy Corp.	1,491,642	64,617,931
			396,856,816
	Food & Staples Retailing — 3.8%
	Food & Staples Retailing — 3.8%
	Tesco plc	61,040,000	167,371,198
	Walgreens Boots Alliance, Inc.	5,547,711	199,273,779
			366,644,977
	Food, Beverage & Tobacco — 0.1%
	Food Products — 0.1%
	Nestle S.A.	100,200	11,894,976
			11,894,976
	Insurance — 3.7%
	Insurance — 3.7%
	Assicurazioni Generali SpA	9,100,547	128,305,960
	NN Group N.V.	5,984,300	224,872,132
			353,178,092
	Materials — 2.6%
	Chemicals — 0.8%
36 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2020
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	LyondellBasell Industries N.V. Class A	1,033,996	$ 72,886,378
	Metals & Mining — 1.8%
[a]	Glencore plc	44,713,800	92,868,153
	MMC Norilsk Nickel PJSC Sponsored ADR	3,500,100	84,527,415
			250,281,946
	Pharmaceuticals, Biotechnology & Life Sciences — 9.8%
	Biotechnology — 2.6%
	AbbVie, Inc.	2,867,994	251,207,595
	Pharmaceuticals — 7.2%
	AstraZeneca plc	1,336,200	145,812,603
	Merck & Co., Inc.	1,956,769	162,313,989
	Novartis AG	131,300	11,391,545
	Pfizer, Inc.	3,365,935	123,529,814
	Roche Holding AG	716,100	245,023,522
			939,279,068
	Real Estate — 2.6%
	Equity Real Estate Investment Trusts — 2.6%
	Crown Castle International Corp.	544,569	90,670,738
	Lamar Advertising Co. Class A	1,549,351	102,520,556
	Washington Real Estate Investment Trust	2,913,074	58,640,180
			251,831,474
	Retailing — 3.3%
	Specialty Retail — 3.3%
	Home Depot, Inc.	1,145,568	318,135,689
[a,c]	RGIS Restructure Equity	338,576	4,232,200
			322,367,889
	Semiconductors & Semiconductor Equipment — 10.8%
	Semiconductors & Semiconductor Equipment — 10.8%
	Broadcom, Inc.	845,000	307,850,400
	QUALCOMM, Inc.	2,105,568	247,783,242
	Taiwan Semiconductor Manufacturing Co. Ltd.	32,200,000	481,410,124
			1,037,043,766
	Technology Hardware & Equipment — 3.9%
	Communications Equipment — 0.9%
	Cisco Systems, Inc.	2,091,551	82,386,194
	Technology Hardware, Storage & Peripherals — 3.0%
	Samsung Electronics Co. Ltd.	5,849,600	291,104,506
			373,490,700
	Telecommunication Services — 16.3%
	Diversified Telecommunication Services — 9.2%
	China Telecom Corp. Ltd.	377,697,000	113,064,695
	Deutsche Telekom AG	19,234,600	322,262,399
	Koninklijke KPN N.V.	15,649,400	36,824,708
	Orange S.A.	38,360,780	399,567,565
	Singapore Telecommunications Ltd.	10,600,000	16,462,400
	Wireless Telecommunication Services — 7.1%
	China Mobile Ltd.	61,899,774	394,957,945
	Vodafone Group plc	213,360,924	282,688,413
			1,565,828,125
	Utilities — 3.0%
	Electric Utilities — 2.7%
	Electricite de France S.A.	3,252,000	34,414,393
	Enel SpA	25,941,171	225,616,394
	Multi-Utilities — 0.3%
	E.ON SE	2,901,200	32,069,448
See notes to financial statements.	Thornburg Equity Funds Annual Report | 37

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2020
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
			292,100,235
	Total Common Stock (Cost $7,180,467,079)		7,906,929,860
	Preferred Stock — 0.3%
	Banks — 0.1%
	Banks — 0.1%
[d,e,f]	First Horizon Bank 3.75% (LIBOR 3 Month + 0.85%)	12,000	$ 9,015,000
			9,015,000
	Diversified Financials — 0.0%
	Capital Markets — 0.0%
[e,f]	Morgan Stanley Series A, 4.00% (LIBOR 3 Month + 0.70%)	120,000	2,812,800
			2,812,800
	Energy — 0.2%
	Oil, Gas & Consumable Fuels — 0.2%
[e]	Crestwood Equity Partners L.P. 9.25%	2,166,596	12,761,250
			12,761,250
	Total Preferred Stock (Cost $34,858,652)		24,589,050
	Asset Backed Securities — 2.3%
	Auto Receivables — 1.4%
	ACC Trust,
[d]	Series 2019-1 Class C, 6.41%, 2/20/2024	$ 2,500,000	2,453,440
[d]	Series 2020-A Class A, 6.00%, 3/20/2023	16,649,550	17,121,720
[d]	Series 2020-A Class B, 12.50%, 6/20/2025	6,680,000	6,862,738
	American Credit Acceptance Receivables Trust,
[d]	Series 2019-3 Class B1, 5.42%, 5/12/2026	6,850,000	6,864,651
[d]	Series 2019-4 Class F, 5.37%, 9/14/2026	5,000,000	5,061,440
[d]	Series 2020-1 Class F, 4.75%, 11/13/2026	5,460,000	5,181,890
[c,d]	Carvana Auto Receivables Trust, Series 2019-4A Class R, 10/15/2026	32,000	14,800,000
	CPS Auto Receivables Trust,
[d]	Series 2018-B Class E, 5.61%, 12/16/2024	5,158,000	5,407,795
[d]	Series 2019-A Class E, 5.81%, 3/16/2026	1,000,000	1,054,674
[d]	Series 2020-A Class E, 4.09%, 12/15/2025	2,000,000	1,977,564
[d]	Series 2020-C Class F, 6.67%, 11/15/2027	3,000,000	3,009,633
[c,d]	Credit Suisse ABS Trust, Series 2020-AT1 Class CERT, 6/15/2026	40,000	2,920,000
[d]	DT Auto Owner Trust, Series 2020-1A Class E, 3.48%, 2/16/2027	4,500,000	4,466,383
	Flagship Credit Auto Trust,
[c,d]	Series 2018-4 Class R, 3/16/2026	53,000	8,904,000
[c,d]	Series 2019-1 Class R, 6/15/2026	6,000	1,008,000
[c,d]	Series 2019-2 Class R, 12/15/2026	53,000	13,753,500
[c,d]	Series 2019-3 Class R, 12/15/2026	60,000	17,730,000
[d]	Foursight Capital Automobile Receivables Trust, Series 2020-1 Class F, 4.62%, 6/15/2027	3,180,000	2,997,091
[c,d]	Santander Consumer Auto Receivables Trust, Series 2020-AA Class R, 1/16/2029	45,588	1,937,490
[d]	Westlake Automobile Receivables Trust, Series 2019-3A Class F, 4.72%, 4/15/2026	8,000,000	7,764,098
			131,276,107
	Other Asset Backed — 0.9%
[d]	Amur Equipment Finance Receivables VIII, LLC, Series 2020-1A Class E, 7.00%, 1/20/2027	6,000,000	5,883,454
[d]	Aqua Finance Trust, Series 2020-AA Class D, 7.15%, 7/17/2046	8,200,000	8,380,301
[d]	CFG Investments Ltd., Series 2019-1 Class A, 5.56%, 8/15/2029	13,500,000	13,621,699
[d]	Consumer Loan Underlying Bond CLUB Credit Trust, Series 2020-P1 Class C, 4.61%, 3/15/2028	5,000,000	4,793,813
	Consumer Loan Underlying Bond Credit Trust,
[d]	Series 2018-P3 Class C, 5.54%, 1/15/2026	4,000,000	4,052,528
[d]	Series 2019-HP1 Class C, 4.70%, 12/15/2026	6,700,000	6,566,976
[c,d,f]	Series 2019-HP1 Class CERT, 12/15/2026	400,000	5,960,000
[d]	Series 2019-P1 Class C, 4.66%, 7/15/2026	7,500,000	7,438,845
	LendingClub Receivables Trust,
[c,d]	Series 2019-1, 7/17/2045	281,200	4,639,800
[d]	Series 2019-7 Class R1, 1/15/2027	6,250,000	3,125,000
38 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2020
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[d]	Series 2019-7 Class R2, 1/15/2027	$ 1,250,000	$ 625,000
[c,d]	Series 2020-JPSL Class R, 2/15/2025	170,000	7,318,500
[d]	Marlette Funding Trust, Series 2019-1A Class C, 4.42%, 4/16/2029	5,344,000	5,418,199
[c,d,f]	Northwind Holdings, LLC, Series 2007-1A Class A1, 1.026% (LIBOR 3 Month + 0.78%), 12/1/2037	306,250	303,800
	Prosper Pass-Thru Trust,
[d]	Series 2019-ST1 Class CERT, 7/15/2025	38,500,000	4,012,177
[d]	Series 2019-ST2 Class R1, 11/15/2025	13,500,000	6,908,921
[d]	Series 2019-ST2 Class R2, 11/15/2025	6,750,000	3,454,460
			92,503,473
	Total Asset Backed Securities (Cost $201,289,467)		223,779,580
	Corporate Bonds — 10.7%
	Automobiles & Components — 0.0%
	Auto Components — 0.0%
[d,g]	Nexteer Automotive Group Ltd., 5.875%, 11/15/2021	4,300,000	4,289,895
			4,289,895
	Capital Goods — 0.1%
	Aerospace & Defense — 0.0%
[d]	TransDigm, Inc., 8.00%, 12/15/2025	5,000,000	5,436,350
	Machinery — 0.1%
	Mueller Industries, Inc., 6.00%, 3/1/2027	7,679,000	7,777,445
			13,213,795
	Commercial & Professional Services — 0.4%
	Commercial Services & Supplies — 0.4%
[d,g]	Cimpress plc, 7.00%, 6/15/2026	33,804,000	32,097,912
[d]	Nielsen Finance, LLC / Nielsen Finance Co., 5.00%, 4/15/2022	5,987,000	5,994,484
			38,092,396
	Consumer Durables & Apparel — 0.2%
	Leisure Products — 0.2%
	Vista Outdoor, Inc., 5.875%, 10/1/2023	18,815,000	18,876,337
			18,876,337
	Consumer Services — 0.3%
	Hotels, Restaurants & Leisure — 0.3%
[d]	Nathan’s Famous, Inc., 6.625%, 11/1/2025	6,188,000	6,309,718
[d]	SeaWorld Parks & Entertainment, Inc., 8.75%, 5/1/2025	21,000,000	22,203,930
			28,513,648
	Diversified Financials — 0.8%
	Capital Markets — 0.4%
[d]	Compass Group Diversified Holdings, LLC, 8.00%, 5/1/2026	20,141,000	21,197,999
[c,d]	JPR Royalty Sub, LLC, 14.00%, 9/1/2020	5,000,000	500,000
[d]	StoneX Group, Inc., 8.625%, 6/15/2025	19,973,000	21,582,824
	Diversified Financial Services — 0.4%
	Antares Holdings L.P.,
[d]	6.00%, 8/15/2023	18,000,000	18,192,420
[d]	8.50%, 5/18/2025	11,500,000	12,073,620
[e,f]	JPMorgan Chase & Co., Series I, 3.738% (LIBOR 3 Month + 3.47%), 10/30/2020	7,334,000	7,034,113
			80,580,976
	Energy — 3.0%
	Energy Equipment & Services — 0.0%
	Odebrecht Offshore Drilling Finance Ltd.,
[d,g]	6.72%, 12/1/2022	2,748,731	2,460,114
[d,g,h]	7.72%, 12/1/2026 PIK	17,474,217	1,781,322
[d,e,g]	Odebrecht Oil & Gas Finance Ltd. (Guaranty: Odebrecht Oleo e Gas S.A.), Zero Coupon, 10/30/2020	2,337,727	6,569
[a,d,g,i]	Schahin II Finance Co. SPV Ltd., 5.875%, 9/25/2023	11,396,734	734,519
See notes to financial statements.	Thornburg Equity Funds Annual Report | 39

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2020
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Oil, Gas & Consumable Fuels — 3.0%
[d]	Citgo Holding, Inc., 9.25%, 8/1/2024	$ 14,196,000	$ 13,521,548
[d]	CITGO Petroleum Corp., 7.00%, 6/15/2025	8,000,000	7,809,760
[f]	Energy Transfer Operating L.P., 3.269% (LIBOR 3 Month + 3.02%), 11/1/2066	13,820,000	6,901,293
[f]	Enterprise TE Partners L.P., Series 1, 3.024% (LIBOR 3 Month + 2.78%), 6/1/2067	7,000,000	5,412,820
	Kinder Morgan Energy Partners L.P.,
	5.00%, 3/1/2043	10,000,000	11,083,100
	5.80%, 3/15/2035	10,000,000	12,146,900
	Kinder Morgan, Inc.,
	5.30%, 12/1/2034	23,630,000	27,942,948
	5.55%, 6/1/2045	5,000,000	5,933,650
[a,c,d,i]	Linc USA GP / Linc Energy Finance USA, Inc., 9.625%, 10/31/2017	14,991,164	299,823
	ONEOK Partners L.P., 4.90%, 3/15/2025	9,544,000	10,453,734
[d]	Par Petroleum, LLC / Par Petroleum Finance Corp., 7.75%, 12/15/2025	1,672,000	1,479,636
[d,g]	Petroleos Mexicanos, 5.95%, 1/28/2031	7,820,000	6,517,423
[a,i]	RAAM Global Energy Co., 12.50%, 10/1/2015	15,000,000	18,000
	Summit Midstream Holdings, LLC / Summit Midstream Finance Corp., 5.50%, 8/15/2022	7,497,000	5,481,506
[e,f]	Summit Midstream Partners L.P., Series A, 9.50% (LIBOR 3 Month + 7.43%), 12/15/2022	27,036,000	3,415,458
	Transcontinental Gas Pipe Line Co., LLC, 7.85%, 2/1/2026	32,700,000	42,340,941
	Williams Companies, Inc.,
	3.70%, 1/15/2023	29,129,000	30,776,828
	4.55%, 6/24/2024	69,318,000	76,783,549
	5.75%, 6/24/2044	14,198,000	16,831,871
			290,133,312
	Food & Staples Retailing — 0.1%
	Food & Staples Retailing — 0.1%
[d]	KeHE Distributors, LLC / KeHE Finance Corp, 8.625%, 10/15/2026	5,852,000	6,339,706
			6,339,706
	Food, Beverage & Tobacco — 0.6%
	Tobacco — 0.6%
	Vector Group Ltd.,
[d]	6.125%, 2/1/2025	8,826,000	8,829,795
[d]	10.50%, 11/1/2026	43,420,000	44,236,296
			53,066,091
	Health Care Equipment & Services — 0.3%
	Health Care Providers & Services — 0.3%
[d]	Tenet Healthcare Corp., 6.25%, 2/1/2027	23,500,000	24,239,545
			24,239,545
	Insurance — 0.8%
	Insurance — 0.8%
[d,e,f,g]	Dai-ichi Life Insurance Co. Ltd., 7.25% (LIBOR 3 Month + 4.56%), 7/25/2021	9,000,000	9,370,170
[d]	MetLife, Inc., 9.25%, 4/8/2038	12,000,000	18,172,680
[d,f,g]	QBE Insurance Group Ltd., 7.50% (USSW10 + 6.03%), 11/24/2043	40,000,000	44,854,400
			72,397,250
	Materials — 0.4%
	Chemicals — 0.1%
[d,g]	Consolidated Energy Finance S.A., 6.875%, 6/15/2025	13,000,000	11,878,100
	Construction Materials — 0.1%
[d,g]	InterCement Financial Operations B.V., 5.75%, 7/17/2024	8,000,000	5,807,440
	Containers & Packaging — 0.1%
[d]	Matthews International Corp., 5.25%, 12/1/2025	14,313,000	13,596,205
	Metals & Mining — 0.1%
[d]	Cleveland-Cliffs, Inc., 6.75%, 3/15/2026	5,000,000	5,088,400
			36,370,145
	Media & Entertainment — 0.2%
	Media — 0.2%
[d]	CCO Holdings Capital Corp., 5.375%, 6/1/2029	4,390,000	4,756,346
40 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2020
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[d]	Salem Media Group, Inc., 6.75%, 6/1/2024	$ 7,920,000	$ 6,848,424
[d,g]	Telenet Finance Luxembourg Notes Sarl, 5.50%, 3/1/2028	10,000,000	10,475,400
			22,080,170
	Real Estate — 0.3%
	Equity Real Estate Investment Trusts — 0.3%
	CoreCivic, Inc.,
	4.625%, 5/1/2023	11,364,000	10,878,530
	4.75%, 10/15/2027	23,901,000	20,308,202
			31,186,732
	Retailing — 0.2%
	Specialty Retail — 0.2%
[d]	Michaels Stores, Inc., 8.00%, 7/15/2027	20,055,000	21,070,184
			21,070,184
	Software & Services — 0.3%
	Information Technology Services — 0.0%
[d]	Harland Clarke Holdings Corp., 8.375%, 8/15/2022	6,500,000	6,313,125
	Software — 0.3%
[d]	Solera, LLC / Solera Finance, Inc., 10.50%, 3/1/2024	24,990,000	26,120,298
			32,433,423
	Telecommunication Services — 2.3%
	Diversified Telecommunication Services — 1.8%
[g]	Deutsche Telekom International Finance B.V. (Guaranty: Deutsche Telekom AG), 8.75%, 6/15/2030	26,150,000	40,596,306
	Qwest Corp., 6.75%, 12/1/2021	9,000,000	9,487,980
[g]	Telefonica Emisiones SAU (Guaranty: Telefonica S.A.), 7.045%, 6/20/2036	85,390,000	122,786,550
	Wireless Telecommunication Services — 0.5%
	Digicel International Finance Ltd. / Digicel Holdings Bermuda Ltd.,
[d,g]	8.00%, 12/31/2026	10,003,281	7,709,029
[d,g]	8.75%, 5/25/2024	33,785,955	33,973,842
[d,g,h]	13.00%, 12/31/2025 PIK	1,958,013	1,788,057
			216,341,764
	Transportation — 0.3%
	Airlines — 0.3%
	American Airlines Pass Through Trust,
	Series 2013-2 Class A, 4.95%, 1/15/2023	11,520,581	9,813,691
	Series 2016-3 Class B, 3.75%, 10/15/2025	14,369,415	9,966,770
	Series 2019-1 Class B, 3.85%, 2/15/2028	17,915,049	11,701,394
	US Airways Pass Through Trust, Series 2010-1 Class A, 6.25%, 10/22/2024	1,256,903	1,125,808
			32,607,663
	Utilities — 0.1%
	Gas Utilities — 0.1%
[d,g]	Rockpoint Gas Storage Canada Ltd., 7.00%, 3/31/2023	10,790,000	9,988,950
			9,988,950
	Total Corporate Bonds (Cost $957,600,982)		1,031,821,982
	Convertible Bonds — 0.3%
	Diversified Financials — 0.3%
	Mortgage Real Estate Investment Trusts — 0.3%
	Chimera Investment Corp., 7.00%, 4/1/2023	25,000,000	31,423,750
			31,423,750
	Total Convertible Bonds (Cost $25,000,000)		31,423,750
	Municipal Bonds — 0.0%
	San Bernardino County Redevelopment Agency Successor Agency, Series A, 8.45%, 9/1/2030	2,555,000	2,568,542
	Total Municipal Bonds (Cost $2,516,040)		2,568,542
See notes to financial statements.	Thornburg Equity Funds Annual Report | 41

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2020
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Other Government — 0.1%
	Brazilian Government International Bond (BRL), 12.50%, 1/5/2022	$ 20,000,000	$ 3,984,223
	Total Other Government (Cost $12,403,976)		3,984,223
	Mortgage Backed — 1.4%
[d,f]	Angel Oak Mortgage Trust, Whole Loan Securities Trust CMO, Series 2019-3 Class B1, 4.099%, 5/25/2059	5,000,000	4,958,195
[f]	Bear Stearns ARM Trust, Whole Loan Securities Trust CMO, Series 2003-6 Class 2B1, 2.766%, 8/25/2033	43,169	43,169
	Chase Home Lending Mortgage Trust, Whole Loan Securities Trust CMO,
[d,f]	Series 2019-1 Class B4, 3.951%, 3/25/2050	1,080,872	1,050,979
[d,f]	Series 2019-1 Class B5, 3.951%, 3/25/2050	492,904	448,211
[d,f]	Series 2019-1 Class B6, 1.645%, 3/25/2050	978,453	559,202
[d,f]	Chase Mortgage Finance Corp., Whole Loan Securities Trust CMO, Series 2016-SH2 Class M4, 3.75%, 12/25/2045	1,057,183	1,070,065
	CIM Trust, Whole Loan Securities Trust CMO,
[d,f,j]	Series 2020-J1 Class AIO1, 0.465%, 7/25/2050	255,037,006	2,480,974
[d,f,j]	Series 2020-J1 Class AIO2, 0.50%, 7/25/2050	227,472,186	2,397,989
[d,f,j]	Series 2020-J1 Class AIOS, 0.20%, 6/25/2050	268,597,662	1,116,158
[d,f]	Series 2020-J1 Class B4, 3.465%, 7/25/2050	1,442,023	1,247,897
[d,f]	Series 2020-J1 Class B5, 3.465%, 7/25/2050	721,510	514,785
[d,f]	Series 2020-J1 Class B6, 3.465%, 7/25/2050	1,302,033	479,591
	Citigroup Mortgage Loan Trust, Inc., Whole Loan Securities Trust CMO,
[f]	Series 2004-HYB2 Class B1, 3.898%, 3/25/2034	310,006	310,006
[d,f]	Series 2020-EXP1 Class B1, 4.467%, 5/25/2060	2,150,000	1,846,440
[d,f]	Series 2020-EXP1 Class B2, 4.467%, 5/25/2060	1,450,000	881,552
[d,f]	Series 2020-EXP1 Class B3, 4.467%, 5/25/2060	725,000	298,595
[d,j]	Series 2020-EXP1 Class XS 0.17%, 5/25/2060	188,248,285	6,838,495
[d,f]	CSMC Trust, Whole Loan Securities Trust CMO, Series 2020-AFC1 Class M1, 2.841%, 2/25/2050	3,808,500	3,753,834
[d,f]	Deephaven Residential Mortgage Trust, Whole Loan Securities Trust CMO, Series 2017-3A Class B1, 4.814%, 10/25/2047	5,000,000	5,039,114
	Flagstar Mortgage Trust, Whole Loan Securities Trust CMO,
[d,f,j]	Series 2020-2 Class AX1, 0.778%, 8/1/2050	413,424,100	6,022,184
[d,j]	Series 2020-2 Class AX2, 0.50%, 8/25/2050	70,858,740	683,333
[d,f]	Series 2020-2 Class B4, 3.778%, 8/25/2050	888,620	795,913
[d,f]	Series 2020-2 Class B5, 3.778%, 8/25/2050	2,665,859	2,142,337
[d,f]	Series 2020-2 Class B6C, 3.778%, 8/25/2050	3,554,478	1,765,617
[d,f]	Galton Funding Mortgage Trust, Whole Loan Securities Trust CMO, Series 2020-H1 Class B1, 3.386%, 1/25/2060	4,379,900	3,933,774
	GS Mortgage-Backed Securities Trust, Whole Loan Securities Trust CMO,
[d,f,j]	Series 2020-INV1 Class A11X, 3.50%, 8/25/2050	4,375,963	350,876
[d,f,j]	Series 2020-INV1 Class A12X, 3.00%, 8/25/2050	52,394,551	3,600,968
[d,f,j]	Series 2020-INV1 Class AIOS, 0.19%, 8/25/2050	220,984,212	1,186,752
[d,f,j]	Series 2020-INV1 Class AX1, 0.043%, 8/25/2050	189,442,329	103,436
[d,f,j]	Series 2020-INV1 Class AX2, 0.50%, 8/25/2050	9,442,867	107,463
[d,f,j]	Series 2020-INV1 Class AX4, 0.95%, 8/25/2050	10,166,052	221,891
[d,f]	Series 2020-INV1 Class B4, 3.993%, 8/25/2050	2,008,071	1,830,486
[d,f]	Series 2020-INV1 Class B5, 3.993%, 8/25/2050	2,008,071	1,614,540
[d,f]	Series 2020-INV1 Class B6, 3.993%, 8/25/2050	4,607,618	2,578,932
[d,f,j]	Series 2020-INV1 Class BX, 0.493%, 8/25/2050	22,918,099	547,589
[d,f]	Homeward Opportunities Fund I Trust, Whole Loan Securities Trust CMO, Series 2019-2 Class B1, 4.087%, 9/25/2059	3,000,000	2,992,142
	JPMorgan Mortgage Trust, Whole Loan Securities Trust CMO,
[d,f]	Series 2016-5 Class B5, 2.619%, 12/25/2046	2,000,000	1,277,090
[d,f,j]	Series 2020-3 Class AX1, 0.192%, 8/25/2050	76,377,888	217,035
[d,f,j]	Series 2020-4 Class A11X, 5.075% (LIBOR 1 Month + 5.25%), 11/25/2050	15,697,858	1,356,315
[d,f,j]	Series 2020-4 Class A3X, 0.50%, 11/25/2050	71,163,625	749,524
[d,f,j]	Series 2020-4 Class A4X, 0.50%, 11/25/2050	13,646,835	70,524
[d,f,j]	Series 2020-4 Class AX1, 0.195%, 11/25/2050	262,852,789	1,028,280
[d,f,j]	Series 2020-4 Class AX3, 3.50%, 11/25/2050	7,272,469	537,261
[d,f,j]	Series 2020-4 Class AX4, 0.55%, 11/25/2050	16,783,627	194,417
[d,f]	Series 2020-4 Class B4, 3.745%, 11/25/2050	2,073,664	1,894,426
[d,f]	Series 2020-4 Class B5, 3.745%, 11/25/2050	957,229	768,000
[d,f]	Series 2020-4 Class B6, 3.745%, 11/25/2050	1,603,555	963,221
[c,d,f,j]	Series 2020-7 Class A3X, 0.50%, 1/25/2051	101,000,000	808,000
[c,d,f,j]	Series 2020-7 Class AX1, 0.242%, 1/25/2051	480,000,000	1,680,494
[c,d,f,j]	Series 2020-7 Class AX3, 3.50%, 1/25/2051	33,000,000	1,848,000
[c,d,f,j]	Series 2020-7 Class AX4, 0.40%, 1/25/2051	30,600,000	183,600
42 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2020
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[d,f]	Series 2020-7 Class B4, 3.642%, 1/25/2051	$ 2,540,000	$ 2,196,554
[d,f]	Series 2020-7 Class B5, 3.642%, 1/25/2051	1,780,000	1,090,946
[d,f]	Series 2020-7 Class B6, 3.642%, 1/25/2051	2,290,000	850,163
[f]	Merrill Lynch Mortgage Investors Trust, Whole Loan Securities Trust CMO, Series 2004-A4 Class M1, 3.169%, 8/25/2034	1,894,149	1,907,009
[d,f]	Residential Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2019-3 Class B1, 3.81%, 9/25/2059	1,500,000	1,416,319
[c,d]	Saluda Grade Alternative Mortgage Grade, Whole Loan Securities Trust CMO, Series 2020-FIG1 Class C, 9/25/2050	60,000,000	7,344,120
[d,f]	Sequoia Mortgage Trust, Whole Loan Securities Trust CMO, Series 2017-7 Class B3, 3.736%, 10/25/2047	2,321,975	2,246,317
	Starwood Mortgage Residential Trust, Whole Loan Securities Trust CMO,
[d,f]	Series 2018-IMC2 Class B1, 5.669%, 10/25/2048	3,000,000	2,916,127
[d,f]	Series 2019-1 Class B1, 4.766%, 6/25/2049	2,000,000	1,923,355
[d,f]	Series 2019-INV1 Class B1, 3.657%, 9/27/2049	10,000,000	9,943,273
	Verus Securitization Trust, Whole Loan Securities Trust CMO,
[d,f]	Series 2018-3 Class B1, 5.694%, 10/25/2058	3,850,000	3,723,051
[d,f]	Series 2019-2 Class B1, 4.437%, 5/25/2059	1,577,000	1,448,238
[d]	Series 2019-INV1 Class B1, 4.991%, 12/25/2059	4,700,000	4,399,095
[d,f]	Series 2020-1 Class B1, 3.624%, 1/25/2060	2,000,000	1,747,052
[d,f]	Vista Point Securitization Trust, Whole Loan Securities Trust CMO, Series 2020-1 Class B2, 5.375%, 3/25/2065	4,500,000	4,109,653
	Wells Fargo Mortgage Backed Securities Trust, Whole Loan Securities Trust CMO,
[d,f,j]	Series 2020-3 Class AIO1, 0.264%, 6/25/2050	477,418,436	3,065,265
[d,f]	Series 2020-3 Class B5, 3.264%, 6/25/2050	1,046,000	524,285
[d,f]	Series 2020-3 Class B6, 3.264%, 6/25/2050	2,091,953	759,650
	Total Mortgage Backed (Cost $121,155,127)		131,000,143
	Loan Participations — 1.0%
	Commercial & Professional Services — 0.4%
	Professional Services — 0.4%
[k]	Harland Clarke Holdings Corp., 5.75% (LIBOR 3 Month + 4.75%), 11/3/2023	12,260,518	9,990,851
[k]	Par Pacific Holdings, Inc., 7.02% (LIBOR 3 Month + 6.75%), 1/12/2026	13,682,792	12,143,478
[k]	R.R. Donnelley & Sons Company, 5.147% (LIBOR 1 Month + 5.00%), 1/15/2024	16,702,500	15,909,131
[k]	RGIS Services, LLC, 8.50% (LIBOR 3 Month + 7.50%), 6/23/2025	6,884,012	6,333,291
			44,376,751
	Energy — 0.1%
	Multi-Utilities — 0.0%
[g,k]	McDermott Technology Americas, Inc., 3.147% (LIBOR 1 Month + 3.00%), 6/30/2024	163,820	140,885
	Oil, Gas & Consumable Fuels — 0.1%
[k]	Citgo Holding, Inc., 8.00% (LIBOR 3 Month + 7.00%), 8/1/2023	7,994,215	7,484,584
[c,h,k]	Malamute Energy, Inc., 0.22% (LIBOR 3 Month + 1.50% PIK), 11/22/2022	318,495	318,495
			7,943,964
	Real Estate — 0.2%
	Equity Real Estate Investment Trusts — 0.2%
[k]	CoreCivic, Inc., 5.50% (LIBOR 1 Month + 4.50%), 12/18/2024	13,571,250	13,299,825
[k]	GEO Group, Inc., 2.75% (LIBOR 1 Month + 2.00%), 3/23/2024	7,876,781	7,221,511
			20,521,336
	Software & Services — 0.2%
	Internet Software & Services — 0.2%
[k]	Dun & Bradstreet Corporation (The), 3.895% (LIBOR 1 Month + 3.75%), 2/6/2026	16,825,450	16,631,957
			16,631,957
	Transportation — 0.1%
	Airlines — 0.1%
[c,k]	Wheels Up Partners, LLC, 7.50% (LIBOR 3 Month + 6.50%), 8/17/2025	9,997,391	7,578,023
			7,578,023
	Total Loan Participations (Cost $103,782,969)		97,052,031
	Short-Term Investments — 0.8%
[b]	Thornburg Capital Management Fund	7,684,063	76,840,627
	Total Short-Term Investments (Cost $76,840,627)		76,840,627
See notes to financial statements.	Thornburg Equity Funds Annual Report | 43

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2020
Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
Total Investments — 99.0% (Cost $8,715,914,919)		$9,529,989,788
Other Assets Less Liabilities — 1.0%		98,355,467
Net Assets — 100.0%		$9,628,345,255

Outstanding Forward Currency Contracts To Buy Or Sell At September 30, 2020
Contract Description	Contract Party*	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Great Britain Pound	SSB	Sell	363,329,800	10/14/2020	468,849,723	$ —	$ (9,222,993)
Great Britain Pound	SSB	Buy	56,112,000	10/14/2020	72,408,307	—	(270,312)
Swiss Franc	SSB	Sell	54,133,100	10/23/2020	58,807,460	—	(698,361)
Swiss Franc	SSB	Buy	5,876,900	10/23/2020	6,384,367	—	(34,658)
Euro	SSB	Sell	289,030,400	11/18/2020	339,202,897	3,841,504	—
Euro	SSB	Buy	41,947,500	11/18/2020	49,229,124	—	(963,157)

Total						$ 3,841,504	$ (11,189,481)

Net unrealized appreciation (depreciation)							$ (7,347,977)

*	Counterparty includes State Street Bank and Trust Company ("SSB").

Footnote Legend
a	Non-income producing.
b	Investment in Affiliates.
c	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
d	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2020, the aggregate value of these securities in the Fund’s portfolio was $867,480,797, representing 9.01% of the Fund’s net assets.
e	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
f	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on September 30, 2020.
g	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
h	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at September 30, 2020.
i	Bond in default.
j	Interest only.
k	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at September 30, 2020.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
ARM	Adjustable Rate Mortgage
BRL	Denominated in Brazilian Real
CMO	Collateralized Mortgage Obligation
LIBOR	London Interbank Offered Rates
PIK	Payment-in-kind
SPV	Special Purpose Vehicle
44 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments
Thornburg Summit Fund  |  September 30, 2020
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Common Stock — 49.4%
	Automobiles & Components — 0.7%
	Automobiles — 0.7%
	Ferrari N.V.	1,855	$ 341,487
			341,487
	Banks — 1.7%
	Banks — 1.7%
[a,b]	HDFC Bank Ltd. ADR	7,145	356,964
[b]	JPMorgan Chase & Co.	4,248	408,955
			765,919
	Capital Goods — 2.6%
	Aerospace & Defense — 2.1%
[b]	L3Harris Technologies, Inc.	3,137	532,788
[a]	Safran S.A.	4,441	439,667
	Trading Companies & Distributors — 0.5%
	MonotaRO Co. Ltd.	4,200	207,879
			1,180,334
	Consumer Durables & Apparel — 1.2%
	Household Durables — 0.7%
	Sony Corp.	3,879	295,417
	Textiles, Apparel & Luxury Goods — 0.5%
	Hermes International	281	242,547
			537,964
	Consumer Services — 1.0%
	Hotels, Restaurants & Leisure — 1.0%
[b]	Starbucks Corp.	5,429	466,460
			466,460
	Diversified Financials — 2.7%
	Capital Markets — 1.2%
[b]	CME Group, Inc.	3,254	544,427
	Consumer Finance — 1.5%
[b]	Capital One Financial Corp.	9,619	691,221
			1,235,648
	Energy — 1.7%
	Oil, Gas & Consumable Fuels — 1.7%
	Reliance Industries Ltd.	26,084	788,742
			788,742
	Health Care Equipment & Services — 2.2%
	Health Care Equipment & Supplies — 1.4%
[a,b]	Boston Scientific Corp.	10,016	382,712
[a]	DexCom, Inc.	571	235,383
	Health Care Technology — 0.8%
[a]	Teladoc Health, Inc.	1,765	386,958
			1,005,053
	Household & Personal Products — 1.3%
	Personal Products — 1.3%
	Estee Lauder Cos, Inc. Class A	2,660	580,545
			580,545
	Media & Entertainment — 8.5%
	Entertainment — 6.4%
	Activision Blizzard, Inc.	5,717	462,791
[a]	Netflix, Inc.	898	449,027
	Nintendo Co. Ltd.	677	382,969
See notes to financial statements.	Thornburg Equity Funds Annual Report | 45

Schedule of Investments, Continued
Thornburg Summit Fund  |  September 30, 2020
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[a,b]	Sea Ltd. ADR	5,534	$ 852,457
[b]	Walt Disney Co.	6,421	796,718
	Interactive Media & Services — 2.1%
[a]	Cargurus, Inc.	7,787	168,433
	Tencent Holdings Ltd.	5,800	382,798
	Z Holdings Corp.	64,200	425,504
			3,920,697
	Pharmaceuticals, Biotechnology & Life Sciences — 1.7%
	Biotechnology — 0.4%
	CSL Ltd.	935	192,202
	Pharmaceuticals — 1.3%
	Roche Holding AG	1,656	566,623
			758,825
	Retailing — 9.0%
	Internet & Direct Marketing Retail — 6.4%
[a,b]	Alibaba Group Holding Ltd. Sponsored ADR	3,120	917,218
[a,b]	Amazon.com, Inc.	270	850,157
[a]	Meituan Dianping Class B	22,700	708,235
[a]	MercadoLibre, Inc.	452	489,281
	Multiline Retail — 1.5%
	B&M European Value Retail S.A.	69,235	441,952
	Dollarama, Inc.	6,600	252,986
	Specialty Retail — 1.1%
	TJX Companies, Inc.	8,828	491,278
			4,151,107
	Semiconductors & Semiconductor Equipment — 1.5%
	Semiconductors & Semiconductor Equipment — 1.5%
	ASML Holding N.V.	1,083	399,595
[b]	Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR	3,460	280,502
			680,097
	Software & Services — 10.4%
	Information Technology Services — 5.6%
[a]	21Vianet Group, Inc. ADR	8,067	186,832
[a,c]	Adyen N.V.	345	636,068
[a]	EPAM Systems, Inc.	928	300,004
	Mastercard, Inc. Class A	2,322	785,231
[b]	Visa, Inc. Class A	3,400	679,898
	Software — 4.8%
	Dassault Systemes SE	2,357	441,463
[b]	Microsoft Corp.	5,036	1,059,222
[a,b]	ServiceNow, Inc.	1,425	691,125
			4,779,843
	Technology Hardware & Equipment — 2.4%
	Electronic Equipment, Instruments & Components — 0.7%
	Keyence Corp.	646	300,015
	Technology Hardware, Storage & Peripherals — 1.7%
	Apple, Inc.	6,920	801,405
			1,101,420
	Utilities — 0.8%
	Electric Utilities — 0.8%
[b]	NextEra Energy, Inc.	1,326	368,045
			368,045
	Total Common Stock (Cost $17,607,050)		22,662,186
	Asset Backed Securities — 6.3%
46 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Summit Fund  |  September 30, 2020
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Auto Receivables — 0.5%
[c]	ACC Trust, Series 2020-A Class A, 6.00%, 3/20/2023	$ 166,496	$ 171,217
[c]	CarNow Auto Receivables Trust, Series 2017-1A Class B, 4.35%, 9/15/2022	25,052	25,076
[c]	Flagship Credit Auto Trust, Series 2018-3 Class A, 3.07%, 2/15/2023	17,743	17,863
			214,156
	Other Asset Backed — 4.9%
	Aqua Finance Trust,
[c]	Series 2019-A Class A, 3.14%, 7/16/2040	69,211	70,840
[c]	Series 2019-A, 3.47%, 7/16/2040	200,000	206,344
	Avant Loans Funding Trust,
[c]	Series 2019-A Class A, 3.48%, 7/15/2022	6,535	6,540
[c]	Series 2019-B Class B, 3.15%, 10/15/2026	150,000	150,643
	Conn’s Receivables Funding, LLC,
[c]	Series 2018-A Class B, 4.65%, 1/15/2023	50,377	50,377
[c]	Series 2019-A Class A, 3.40%, 10/16/2023	236,981	237,784
[c]	Consumer Lending Receivables Trust, Series 2019-A Class A, 3.52%, 4/15/2026	18,468	18,502
[c]	Diamond Resorts Owner Trust, Series 2018-1 Class A, 3.70%, 1/21/2031	39,722	41,371
[c,d]	ECAF I Ltd., Series 2015-1A Class A2, 4.947%, 6/15/2040	196,172	172,142
[c]	Foundation Finance Trust, Series 2019-1A Class A, 3.86%, 11/15/2034	113,750	117,323
	Freed ABS Trust,
[c]	Series 2019-1 Class A, 3.42%, 6/18/2026	1,758	1,761
[c]	Series 2019-1 Class B, 3.87%, 6/18/2026	275,000	276,805
[c]	MelTel Land Funding, LLC, Series 2019-1A Class A, 3.768%, 4/15/2049	99,439	101,784
[c]	New Residential Advance Receivables Trust Advance Receivables Backed, Series 2020-T1 Class DT1, 3.011%, 8/15/2053	250,000	251,425
[c,e]	SBA Tower Trust, Series 2014-2A Class C, 3.869%, 10/15/2049	30,000	31,417
[c]	SCF Equipment Leasing, LLC, Series 2019-1A Class A1, 3.04%, 3/20/2023	30,247	30,325
[c]	Sierra Timeshare Receivables Funding, LLC, Series 2019-1A Class A, 3.20%, 1/20/2036	47,107	48,542
[c]	Sofi Consumer Loan Program Trust, Series 2018-3 Class C 4.67%, 8/25/2027	125,000	127,710
[c]	SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes, Series 2019-T2 Class AT2, 2.32%, 10/15/2052	121,000	119,993
[c,e]	Towd Point Mortgage Trust, Series 2018-5 Class A1, 3.25%, 7/25/2058	112,935	120,482
[c]	Upstart Securitization Trust, Series 2019-1 Class B, 4.19%, 4/20/2026	77,845	78,304
			2,260,414
	Student Loan — 0.9%
	SMB Private Education Loan Trust,
[c]	Series 2015-C Class A2A, 2.75%, 7/15/2027	89,337	90,405
[c]	Series 2020-BA Class A1A, 1.29%, 7/15/2053	300,000	298,504
[c]	SoFi Professional Loan Program, LLC, Series 2015-B Class A2, 2.51%, 9/27/2032	27,243	27,335
			416,244
	Total Asset Backed Securities (Cost $2,786,072)		2,890,814
	Corporate Bonds — 3.6%
	Capital Goods — 0.2%
	Aerospace & Defense — 0.2%
	Boeing Co., 5.15%, 5/1/2030	60,000	67,735
			67,735
	Commercial & Professional Services — 0.1%
	Commercial Services & Supplies — 0.1%
[c]	Nielsen Finance, LLC / Nielsen Finance Co., 5.00%, 4/15/2022	60,000	60,075
			60,075
	Diversified Financials — 0.3%
	Capital Markets — 0.3%
	Ares Capital Corp., 3.25%, 7/15/2025	120,000	119,009
	Main Street Capital Corp., 5.20%, 5/1/2024	11,000	11,553
			130,562
	Energy — 0.2%
	Oil, Gas & Consumable Fuels — 0.2%
	ONEOK Partners L.P., 4.90%, 3/15/2025	100,000	109,532
See notes to financial statements.	Thornburg Equity Funds Annual Report | 47

Schedule of Investments, Continued
Thornburg Summit Fund  |  September 30, 2020
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
			109,532
	Food, Beverage & Tobacco — 0.6%
	Tobacco — 0.6%
[c]	Vector Group Ltd., 10.50%, 11/1/2026	$ 280,000	$ 285,264
			285,264
	Real Estate — 0.6%
	Equity Real Estate Investment Trusts — 0.6%
	CoreCivic, Inc., 4.75%, 10/15/2027	80,000	67,974
	GEO Group, Inc., 6.00%, 4/15/2026	250,000	178,765
	Service Properties Trust, 4.95%, 2/15/2027	40,000	35,636
			282,375
	Technology Hardware & Equipment — 0.4%
	Office Electronics — 0.4%
	Xerox Corp., 4.50%, 5/15/2021	200,000	203,454
			203,454
	Telecommunication Services — 0.8%
	Wireless Telecommunication Services — 0.8%
	Sprint Communications, Inc., 9.25%, 4/15/2022	310,000	345,675
			345,675
	Transportation — 0.4%
	Airlines — 0.4%
	American Airlines Pass Through Trust, Series 2019-1 Class B, 3.85%, 2/15/2028	267,880	174,968
			174,968
	Total Corporate Bonds (Cost $1,638,311)		1,659,640
	Convertible Bonds — 0.4%
	Diversified Financials — 0.4%
	Consumer Finance — 0.4%
	EZCORP, Inc., 2.375%, 5/1/2025	230,000	180,791
			180,791
	Total Convertible Bonds (Cost $178,238)		180,791
	U.S. Treasury Securities — 16.3%
	United States Treasury Notes,
	0.125%, 5/31/2022	1,200,000	1,199,812
	0.625%, 5/15/2030 - 8/15/2030	2,250,000	2,241,040
	1.50%, 2/15/2030	650,000	701,086
	United States Treasury Notes Inflationary Index,
	0.125%, 1/15/2030 - 7/15/2030	1,310,712	1,450,656
	0.25%, 2/15/2050	503,815	593,406
	0.50%, 1/15/2028	651,149	730,159
	3.625%, 4/15/2028	426,049	583,459
	Total U.S. Treasury Securities (Cost $7,319,635)		7,499,618
	Mortgage Backed — 12.8%
[c,e]	Angel Oak Mortgage Trust I, LLC, Whole Loan Securities Trust CMO, Series 2019-2 Class A1, 3.628%, 3/25/2049	91,305	93,341
	Arroyo Mortgage Trust, Whole Loan Securities Trust CMO,
[c,e]	Series 2019-1 Class A1, 3.805%, 1/25/2049	113,821	117,428
[c,e]	Series 2019-3 Class A1, 2.962%, 10/25/2048	143,996	147,804
[c,e]	CSMLT Mortgage Trust, Whole Loan Securities Trust CMO, Series 2015-3 Class B1, 3.613%, 11/25/2045	227,844	237,692
	Federal Home Loan Mtg Corp., Seasoned Credit Risk Transfer, Whole Loan Securities Trust CMO, Series 2019-1 Class MA, 3.50%, 7/25/2058	95,153	102,733
	Federal Home Loan Mtg Corp., UMBS Collateral,
	Pool RC1535, 2.00%, 8/1/2035	694,438	722,853
	Pool SB0308, 2.50%, 1/1/2035	362,356	386,688
	Federal Home Loan Mtg Corp., Whole Loan Securities Trust CMO, Series 2017-SC02 Class 1A, 3.00%, 5/25/2047	213,352	217,942
	Federal National Mtg Assoc., UMBS Collateral,
48 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Summit Fund  |  September 30, 2020
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Pool BP8943, 2.00%, 7/1/2035	$ 260,202	$ 270,478
	Pool BP9550, 2.50%, 7/1/2035	261,695	276,026
	Pool CA7128 2.00%, 9/1/2030	670,000	701,996
	Pool FM3758, 2.50%, 8/1/2031	246,571	258,378
	Pool MA4012 2.00%, 5/1/2035	189,880	197,378
	Pool MA4045 2.00%, 6/1/2040	195,581	202,935
	Pool MA4095, 2.00%, 8/1/2035	615,485	639,791
[c,e]	Flagstar Mortgage Trust, Whole Loan Securities Trust CMO, Series 2019-2 Class B3, 4.135%, 12/25/2049	123,000	118,501
[c,e]	Homeward Opportunities Fund I Trust, Whole Loan Securities Trust CMO, Series 2019-1 Class A1, 3.454%, 1/25/2059	93,784	95,369
[c,e]	JPMorgan Mortgage Trust, Whole Loan Securities Trust CMO, Series 2017-6 Class A5, 3.50%, 12/25/2048	23,842	24,059
[c,e]	Metlife Securitization Trust, Whole Loan Securities Trust CMO, Series 2019-1A Class A1A, 3.75%, 4/25/2058	147,547	158,206
	New Residential Mortgage Loan Trust, Whole Loan Securities Trust CMO,
[c,e]	Series 2017-4 Class A1, 3.60%, 4/25/2049	72,643	73,487
[c,e]	Series 2019-NQM2 Class B2, 5.672%, 4/25/2049	150,000	112,164
[c,e]	TIAA Bank Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2018-2 Class B3, 3.816%, 7/25/2048	174,788	167,515
	Verus Securitization Trust, Whole Loan Securities Trust CMO,
[c,e]	Series 2017-1A Class B2, 5.983%, 1/25/2047	235,000	242,410
[c,e]	Series 2019-1 Class B1, 5.311%, 2/25/2059	125,000	115,323
[c,e]	Series 2020-INV1 Class M1, 5.50%, 3/25/2060	200,000	213,048
	Total Mortgage Backed (Cost $5,716,972)		5,893,545
	Loan Participations — 0.2%
	Real Estate — 0.2%
	Equity Real Estate Investment Trusts — 0.2%
[f]	CoreCivic, Inc., 5.50% (LIBOR 1 Month + 4.50%), 12/18/2024	77,000	75,460
			75,460
	Total Loan Participations (Cost $73,562)		75,460
	Exchange-Traded Funds — 3.1%
	Invesco DB Agriculture Fund	11,207	165,191
	Invesco DB Base Metals Fund	40,003	605,646
[a,b]	SPDR Gold Shares Fund	3,676	651,093
	Total Exchange-Traded Funds (Cost $1,312,599)		1,421,930
	Total Long-Term Investments — 92.1% (Cost $36,632,439)		42,283,984
	Short-Term Investments — 11.9%
[g]	Thornburg Capital Management Fund	545,650	5,456,497
	Total Short-Term Investments (Cost $5,456,497)		5,456,497
	Total Investments — 104.0% (Cost $42,088,936)		$47,740,481
	Liabilities Net of Other Assets — (4.0)%		(1,854,532)
	Common Stock Sold Short — (4.3)%
	Diversified Financials — (1.0)%
	Capital Markets — (1.0)%
[a]	Focus Financial Partners, Inc., Class A	(14,821)	(485,980)
			(485,980)
	Media & Entertainment — (1.3)%
	Entertainment — (0.3)%
[a]	Tencent Music Entertainment Group ADR	(9,891)	(146,090)
	Media — (1.0)%
[a]	Discovery, Inc., Class A	(6,531)	(142,180)
	New York Times Co., Class A	(7,319)	(313,180)
			(601,450)
	Retailing — (0.9)%
See notes to financial statements.	Thornburg Equity Funds Annual Report | 49

Schedule of Investments, Continued
Thornburg Summit Fund  |  September 30, 2020
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Specialty Retail — (0.9)%
	Rent-A-Center, Inc.	(10,024)	$ (299,617)
[a]	Sleep Number Corp.	(2,377)	(116,259)
			(415,876)
	Software & Services — (1.1)%
	Information Technology Services — (0.8)%
	Western Union Co.	(16,775)	(359,488)
	Software — (0.3)%
	Blackbaud, Inc.	(2,338)	(130,531)
			(490,019)
	Total Common Stock Sold Short (Proceeds $2,020,219)		(1,993,325)
	Net Assets — 100.0%		$45,885,949

Outstanding Forward Currency Contracts To Buy Or Sell At September 30, 2020
Contract Description	Contract Party*	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	MSC	Buy	528,000	10/27/2020	619,373	$ 6,486	$ —
Japanese Yen	MSC	Buy	65,690,900	10/28/2020	623,047	9,039	—

Total						$ 15,525	—

Net unrealized appreciation (depreciation)						$ 15,525

*	Counterparty includes Morgan Stanley & Co. Inc. ("MSC").

Footnote Legend
a	Non-income producing.
b	All or a portion of the security is pledged as collateral for securities sold short. At September 30, 2020, the value of securities pledged was $2,404,733.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2020, the aggregate value of these securities in the Fund’s portfolio was $5,788,568, representing 12.62% of the Fund’s net assets.
d	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
e	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on September 30, 2020.
f	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at September 30, 2020.
g	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
CMO	Collateralized Mortgage Obligation
LIBOR	London Interbank Offered Rates
Mtg	Mortgage
UMBS	Uniform Mortgage Backed Securities
50 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments
Thornburg Global Opportunities Fund  |  September 30, 2020
	Issuer-Description	SHARES	VALUE
	Common Stock — 93.7%
	Banks — 3.2%
	Banks — 3.2%
	Citigroup, Inc.	709,964	$ 30,606,548
			30,606,548
	Capital Goods — 6.8%
	Aerospace & Defense — 1.4%
	L3Harris Technologies, Inc.	76,072	12,920,068
	Electrical Equipment — 5.4%
	Vestas Wind Systems A/S	316,629	51,359,529
			64,279,597
	Consumer Durables & Apparel — 2.6%
	Household Durables — 2.6%
	Barratt Developments plc	3,930,615	24,131,938
			24,131,938
	Consumer Services — 1.6%
	Hotels, Restaurants & Leisure — 1.6%
	Galaxy Entertainment Group Ltd.	2,257,725	15,133,943
			15,133,943
	Diversified Financials — 7.2%
	Capital Markets — 2.5%
	Charles Schwab Corp.	644,985	23,367,806
	Consumer Finance — 4.7%
	Capital One Financial Corp.	614,636	44,167,743
			67,535,549
	Energy — 6.1%
	Oil, Gas & Consumable Fuels — 6.1%
	Reliance Industries Ltd.	1,966,943	57,189,390
			57,189,390
	Food & Staples Retailing — 3.3%
	Food & Staples Retailing — 3.3%
	Tesco plc	8,815,115	24,170,976
	Walgreens Boots Alliance, Inc.	194,073	6,971,102
			31,142,078
	Health Care Equipment & Services — 1.8%
	Health Care Providers & Services — 1.8%
[a]	DaVita, Inc.	194,630	16,670,059
			16,670,059
	Insurance — 4.3%
	Insurance — 4.3%
	NN Group N.V.	1,069,674	40,195,156
			40,195,156
	Materials — 6.2%
	Chemicals — 4.4%
	CF Industries Holdings, Inc.	600,446	18,439,696
[a]	OCI N.V.	1,809,126	23,268,570
	Metals & Mining — 1.8%
	Mineral Resources Ltd.	919,290	16,401,772
			58,110,038
	Media & Entertainment — 9.1%
	Interactive Media & Services — 9.1%
[a]	Alphabet, Inc. Class A	28,625	41,952,800
[a]	Facebook, Inc. Class A	165,846	43,435,067
See notes to financial statements.	Thornburg Equity Funds Annual Report | 51

Schedule of Investments, Continued
Thornburg Global Opportunities Fund  |  September 30, 2020
	Issuer-Description	SHARES	VALUE
			85,387,867
	Pharmaceuticals, Biotechnology & Life Sciences — 6.3%
	Biotechnology — 3.7%
	AbbVie, Inc.	400,342	$ 35,065,956
	Pharmaceuticals — 2.6%
	Roche Holding AG	71,626	24,507,827
			59,573,783
	Retailing — 8.4%
	Internet & Direct Marketing Retail — 5.6%
[a]	Alibaba Group Holding Ltd. Sponsored ADR	178,375	52,438,683
	Specialty Retail — 2.8%
	TJX Companies, Inc.	482,777	26,866,540
			79,305,223
	Semiconductors & Semiconductor Equipment — 7.5%
	Semiconductors & Semiconductor Equipment — 7.5%
[a]	Qorvo, Inc.	366,766	47,316,482
	Taiwan Semiconductor Manufacturing Co. Ltd.	1,558,114	23,294,778
			70,611,260
	Software & Services — 4.4%
	Information Technology Services — 4.4%
[a]	GDS Holdings Ltd. ADR	506,701	41,463,343
			41,463,343
	Technology Hardware & Equipment — 4.9%
	Technology Hardware, Storage & Peripherals — 4.9%
	Samsung Electronics Co. Ltd.	923,096	45,937,740
			45,937,740
	Telecommunication Services — 7.9%
	Diversified Telecommunication Services — 3.2%
	China Telecom Corp. Ltd.	102,622,045	30,720,207
	Wireless Telecommunication Services — 4.7%
	China Mobile Ltd.	2,272,562	14,500,318
[a]	T-Mobile US, Inc.	257,388	29,434,892
			74,655,417
	Transportation — 2.1%
	Airlines — 2.1%
[a]	Ryanair Holdings plc Sponsored ADR	240,001	19,622,482
			19,622,482
	Total Common Stock (Cost $637,336,353)		881,551,411
	Short-Term Investments — 7.4%
[b]	Thornburg Capital Management Fund	6,918,995	69,189,955
	Total Short-Term Investments (Cost $69,189,955)		69,189,955
	Total Investments — 101.1% (Cost $706,526,308)		$950,741,366
	Liabilities Net of Other Assets — (1.1)%		(9,934,265)
	Net Assets — 100.0%		$940,807,101
52 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Global Opportunities Fund  |  September 30, 2020
Outstanding Forward Currency Contracts To Buy Or Sell At September 30, 2020
Contract Description	Contract Party*	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Great Britain Pound	SSB	Sell	13,931,000	10/14/2020	17,976,906	$ —	$ (353,633)
Great Britain Pound	SSB	Buy	1,599,100	10/14/2020	2,063,518	16,568	—
Euro	SSB	Sell	17,285,200	11/18/2020	20,285,720	229,737	—
Euro	SSB	Buy	2,262,200	11/18/2020	2,654,893	—	(4,726)

Total						$ 246,305	$ (358,359)

Net unrealized appreciation (depreciation)							$ (112,054)

*	Counterparty includes State Street Bank and Trust Company ("SSB").

Footnote Legend
a	Non-income producing.
b	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
See notes to financial statements.	Thornburg Equity Funds Annual Report | 53

Schedule of Investments
Thornburg International Value Fund  |  September 30, 2020
	Issuer-Description	SHARES	VALUE
	Common Stock — 96.9%
	Automobiles & Components — 1.1%
	Automobiles — 1.1%
	Ferrari N.V.	52,624	$ 9,687,552
[a]	NIO, Inc. ADR	1,151,541	24,435,700
			34,123,252
	Banks — 7.9%
	Banks — 7.9%
	China Merchants Bank Co. Ltd.	11,598,170	61,306,510
	Citigroup, Inc.	1,300,113	56,047,871
	JPMorgan Chase & Co.	616,818	59,381,069
	Ping An Bank Co. Ltd. Class A	35,271,726	78,564,603
			255,300,053
	Capital Goods — 15.1%
	Aerospace & Defense — 4.6%
	BAE Systems plc	9,032,686	56,178,639
	L3Harris Technologies, Inc.	184,746	31,377,261
[a]	Safran S.A.	603,602	59,757,599
	Construction & Engineering — 3.7%
	Ferrovial S.A.	2,524,445	61,415,538
	Vinci S.A.	683,348	57,301,196
	Electrical Equipment — 4.1%
	ABB Ltd.	2,904,875	73,958,329
	Schneider Electric SE	484,596	60,253,842
	Machinery — 2.7%
	Knorr-Bremse AG	369,858	43,641,523
	Kone OYJ Class B	481,223	42,349,587
			486,233,514
	Commercial & Professional Services — 1.1%
	Professional Services — 1.1%
	Recruit Holdings Co. Ltd.	891,635	35,169,977
			35,169,977
	Consumer Durables & Apparel — 7.1%
	Household Durables — 1.0%
	Sony Corp.	444,074	33,819,773
	Textiles, Apparel & Luxury Goods — 6.1%
[a]	adidas AG	295,509	95,660,218
	Kering S.A.	50,162	33,381,933
	LVMH Moet Hennessy Louis Vuitton SE	143,828	67,351,264
			230,213,188
	Diversified Financials — 2.1%
	Capital Markets — 2.1%
	CME Group, Inc.	209,362	35,028,356
	S&P Global, Inc.	44,862	16,177,237
	UBS Group AG	1,463,129	16,362,010
			67,567,603
	Food, Beverage & Tobacco — 6.3%
	Beverages — 3.5%
	Kweichow Moutai Co. Ltd. Class A	226,121	55,396,424
	Wuliangye Yibin Co. Ltd. Class A	1,761,101	57,146,701
	Food Products — 1.4%
[a]	JDE Peet’s B.V.	556,647	22,666,210
	Nestle S.A.	207,293	24,608,237
	Tobacco — 1.4%
	Swedish Match AB	545,163	44,607,206
			204,424,778
54 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg International Value Fund  |  September 30, 2020
	Issuer-Description	SHARES	VALUE
	Household & Personal Products — 1.4%
	Personal Products — 1.4%
	Shiseido Co. Ltd.	784,360	$ 44,883,256
			44,883,256
	Materials — 10.7%
	Chemicals — 6.5%
	Air Liquide S.A.	368,641	58,564,869
	Linde plc	240,426	56,913,068
	Sika AG	375,299	92,210,156
	Construction Materials — 2.2%
	Anhui Conch Cement Co. Ltd. Class A	8,869,004	71,961,525
	Metals & Mining — 2.0%
	Franco-Nevada Corp.	462,123	64,503,128
			344,152,746
	Media & Entertainment — 10.7%
	Entertainment — 4.9%
[a]	Bilibili, Inc. Sponsored ADR	546,032	22,714,931
	Nintendo Co. Ltd.	164,971	93,321,669
	Walt Disney Co.	347,423	43,108,246
	Interactive Media & Services — 5.8%
	Tencent Holdings Ltd.	1,354,931	89,424,869
	Z Holdings Corp.	14,441,536	95,715,486
			344,285,201
	Pharmaceuticals, Biotechnology & Life Sciences — 2.7%
	Life Sciences Tools & Services — 1.7%
	Lonza Group AG	85,794	52,963,974
	Pharmaceuticals — 1.0%
	Roche Holding AG	94,790	32,433,710
			85,397,684
	Retailing — 5.0%
	Internet & Direct Marketing Retail — 5.0%
[a]	Alibaba Group Holding Ltd. Sponsored ADR	396,896	116,679,486
[a]	Meituan Dianping Class B	1,431,628	44,666,505
			161,345,991
	Semiconductors & Semiconductor Equipment — 4.8%
	Semiconductors & Semiconductor Equipment — 4.8%
	ASML Holding N.V.	41,148	15,182,375
[a]	Hensoldt AG	2,776,637	38,154,078
	Infineon Technologies AG	1,783,028	50,412,668
	Lasertec Corp.	298,231	24,347,119
	Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR	315,330	25,563,803
			153,660,043
	Software & Services — 6.2%
	Information Technology Services — 3.6%
	Amadeus IT Group S.A.	692,943	38,664,061
[a]	BASE, Inc.	81,608	8,511,715
[a]	Chindata Group Holdings Ltd. ADR	617,264	10,018,195
	Mastercard, Inc. Class A	175,902	59,484,779
	Software — 2.6%
[a]	Agora, Inc. ADR	252,392	10,847,808
	SAP SE	468,930	72,991,033
			200,517,591
	Technology Hardware & Equipment — 6.3%
	Communications Equipment — 2.8%
	Telefonaktiebolaget LM Ericsson Class B	8,273,037	90,786,924
	Electronic Equipment, Instruments & Components — 2.4%
See notes to financial statements.	Thornburg Equity Funds Annual Report | 55

Schedule of Investments, Continued
Thornburg International Value Fund  |  September 30, 2020
	Issuer-Description	SHARES	VALUE
	Keyence Corp.	161,648	$ 75,072,479
	Technology Hardware, Storage & Peripherals — 1.1%
	Samsung Electronics Co. Ltd.	727,070	36,182,535
			202,041,938
	Transportation — 4.3%
	Marine — 1.5%
	Kuehne + Nagel International AG	258,387	50,299,972
	Road & Rail — 2.0%
	Canadian Pacific Railway Ltd.	213,086	64,869,771
	Transportation Infrastructure — 0.8%
	Shanghai International Airport Co. Ltd. Class A	2,450,760	24,750,135
			139,919,878
	Utilities — 4.1%
	Electric Utilities — 4.1%
	Electricite de France S.A.	1,567,462	16,587,716
	Enel SpA	5,915,401	51,447,618
	Iberdrola S.A.	5,291,187	65,200,372
			133,235,706
	Total Common Stock (Cost $2,461,802,059)		3,122,472,399
	Short-Term Investments — 2.8%
[b]	Thornburg Capital Management Fund	9,128,813	91,288,131
	Total Short-Term Investments (Cost $91,288,131)		91,288,131
	Total Investments — 99.7% (Cost $2,553,090,190)		$3,213,760,530
	Other Assets Less Liabilities — 0.3%		8,994,706
	Net Assets — 100.0%		$3,222,755,236

Footnote Legend
a	Non-income producing.
b	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
56 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments
Thornburg Better World International Fund  |  September 30, 2020
	Issuer-Description	SHARES	VALUE
	Common Stock — 93.3%
	Banks — 3.4%
	Banks — 3.4%
[a]	DNB ASA	66,503	$ 921,880
[a]	HDFC Bank Ltd.	99,279	1,450,566
[a]	ING Groep N.V.	136,576	969,899
			3,342,345
	Capital Goods — 12.7%
	Construction & Engineering — 1.6%
	Vinci S.A.	18,685	1,566,805
	Electrical Equipment — 3.4%
	Prysmian SpA	44,994	1,310,390
	Schneider Electric SE	7,302	907,918
	Vestas Wind Systems A/S	6,308	1,023,203
	Industrial Conglomerates — 2.2%
	Siemens AG	15,362	1,943,045
[a]	Siemens Energy AG	7,681	207,129
	Machinery — 5.5%
[a]	Alstom S.A.	34,466	1,718,218
	Kurita Water Industries Ltd.	30,500	1,000,616
[a]	Sandvik AB	87,304	1,714,720
	Weir Group plc	57,972	936,922
			12,328,966
	Commercial & Professional Services — 2.0%
	Commercial Services & Supplies — 1.5%
	Park24 Co. Ltd.	87,300	1,404,713
	Professional Services — 0.5%
	RELX plc	21,887	487,455
			1,892,168
	Consumer Durables & Apparel — 7.6%
	Household Durables — 1.9%
	Sony Corp.	24,574	1,871,506
	Textiles, Apparel & Luxury Goods — 5.7%
[a]	adidas AG	3,059	990,239
	Li Ning Co. Ltd.	478,500	2,222,695
	LVMH Moet Hennessy Louis Vuitton SE	3,720	1,741,988
[a]	Moncler SpA	14,352	588,609
			7,415,037
	Diversified Financials — 1.5%
	Capital Markets — 1.5%
	UBS Group AG	71,837	803,345
[a]	XP, Inc. Class A	16,441	685,426
			1,488,771
	Food, Beverage & Tobacco — 3.0%
	Food Products — 3.0%
	Danone S.A.	13,727	888,723
[a]	Nomad Foods Ltd.	80,717	2,056,669
			2,945,392
	Health Care Equipment & Services — 6.4%
	Health Care Equipment & Supplies — 2.9%
	Hoya Corp.	8,598	966,883
	Straumann Holding AG	1,035	1,045,057
	Terumo Corp.	20,845	826,171
	Health Care Providers & Services — 2.5%
	Fresenius Medical Care AG & Co. KGaA	28,814	2,433,049
	Health Care Technology — 1.0%
See notes to financial statements.	Thornburg Equity Funds Annual Report | 57

Schedule of Investments, Continued
Thornburg Better World International Fund  |  September 30, 2020
	Issuer-Description	SHARES	VALUE
	M3, Inc.	15,455	$ 952,520
			6,223,680
	Household & Personal Products — 3.6%
	Household Products — 1.7%
	Reckitt Benckiser Group plc	17,222	1,680,013
	Personal Products — 1.9%
	Kao Corp.	13,091	978,985
	L’Oreal S.A.	2,537	825,723
			3,484,721
	Insurance — 5.2%
	Insurance — 5.2%
	AIA Group Ltd.	193,405	1,894,109
	AXA S.A.	64,077	1,185,205
	NN Group N.V.	51,470	1,934,089
			5,013,403
	Materials — 5.5%
	Chemicals — 2.6%
	Novozymes A/S Class B	16,726	1,053,359
	Sika AG	6,200	1,523,327
	Construction Materials — 1.8%
	CRH plc	48,535	1,751,054
	Paper & Forest Products — 1.1%
	Mondi plc	49,875	1,055,119
			5,382,859
	Media & Entertainment — 3.4%
	Interactive Media & Services — 3.4%
	Tencent Holdings Ltd.	50,689	3,345,452
			3,345,452
	Pharmaceuticals, Biotechnology & Life Sciences — 5.8%
	Life Sciences Tools & Services — 2.1%
	Lonza Group AG	840	518,565
	Thermo Fisher Scientific, Inc.	3,537	1,561,656
	Pharmaceuticals — 3.7%
	Roche Holding AG	5,676	1,942,122
	Takeda Pharmaceutical Co. Ltd.	45,100	1,601,047
			5,623,390
	Real Estate — 0.7%
	Equity Real Estate Investment Trusts — 0.7%
	Equinix, Inc.	925	703,120
			703,120
	Retailing — 11.7%
	Internet & Direct Marketing Retail — 7.2%
[a]	Alibaba Group Holding Ltd. Sponsored ADR	13,431	3,948,446
[a]	Meituan Dianping Class B	80,372	2,507,590
[a]	THG Holdings Ltd.	75,000	578,915
	Multiline Retail — 2.9%
	B&M European Value Retail S.A.	268,674	1,715,042
	Ryohin Keikaku Co. Ltd.	66,100	1,090,542
	Specialty Retail — 1.6%
[a]	Lojas Quero Quero S/A	606,580	1,506,756
			11,347,291
	Semiconductors & Semiconductor Equipment — 5.5%
	Semiconductors & Semiconductor Equipment — 5.5%
	ASML Holding N.V.	4,127	1,522,739
	Infineon Technologies AG	74,656	2,110,796
	Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR	21,529	1,745,356
58 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Better World International Fund  |  September 30, 2020
	Issuer-Description	SHARES	VALUE
			5,378,891
	Software & Services — 3.4%
	Information Technology Services — 1.6%
	Visa, Inc. Class A	7,698	$ 1,539,369
	Software — 1.8%
	SAP SE	11,113	1,729,788
			3,269,157
	Technology Hardware & Equipment — 4.4%
	Electronic Equipment, Instruments & Components — 4.4%
[a]	Hexagon AB Class B	14,817	1,121,386
	Luxshare Precision Industry Co. Ltd. Class A	105,037	881,092
	Murata Manufacturing Co. Ltd.	34,900	2,241,290
			4,243,768
	Telecommunication Services — 2.3%
	Diversified Telecommunication Services — 2.3%
	Deutsche Telekom AG	82,517	1,382,515
	Orange S.A.	81,326	847,095
			2,229,610
	Transportation — 0.9%
	Transportation Infrastructure — 0.9%
	Shanghai International Airport Co. Ltd. Class A	90,077	909,684
			909,684
	Utilities — 4.3%
	Electric Utilities — 2.4%
	Enel SpA	267,133	2,323,318
	Multi-Utilities — 1.9%
	E.ON SE	166,550	1,841,020
			4,164,338
	Total Common Stock (Cost $74,034,974)		90,732,043
	Short-Term Investments — 6.6%
[b]	Thornburg Capital Management Fund	641,492	6,414,924
	Total Short-Term Investments (Cost $6,414,924)		6,414,924
	Total Investments — 99.9% (Cost $80,449,898)		$97,146,967
	Other Assets Less Liabilities — 0.1%		79,389
	Net Assets — 100.0%		$97,226,356

Footnote Legend
a	Non-income producing.
b	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
See notes to financial statements.	Thornburg Equity Funds Annual Report | 59

Schedule of Investments
Thornburg International Growth Fund  |  September 30, 2020
	Issuer-Description	SHARES	VALUE
	Common Stock — 92.0%
	Automobiles & Components — 1.0%
	Automobiles — 1.0%
	Ferrari N.V.	90,543	$ 16,668,061
			16,668,061
	Capital Goods — 1.5%
	Trading Companies & Distributors — 1.5%
	MonotaRO Co. Ltd.	539,246	26,690,031
			26,690,031
	Commercial & Professional Services — 2.7%
	Professional Services — 2.7%
	Nihon M&A Center, Inc.	843,600	47,833,196
			47,833,196
	Consumer Durables & Apparel — 4.7%
	Textiles, Apparel & Luxury Goods — 4.7%
[a]	adidas AG	148,776	48,160,782
	LVMH Moet Hennessy Louis Vuitton SE	72,905	34,139,694
			82,300,476
	Consumer Services — 3.0%
	Diversified Consumer Services — 1.9%
[a]	TAL Education Group ADR	441,713	33,587,857
	Hotels, Restaurants & Leisure — 1.1%
[b]	Evolution Gaming Group AB	280,439	18,625,269
			52,213,126
	Diversified Financials — 3.8%
	Capital Markets — 3.8%
	Japan Exchange Group, Inc.	1,593,113	44,380,278
	St James’s Place plc	1,786,298	21,459,068
			65,839,346
	Food, Beverage & Tobacco — 5.3%
	Food Products — 5.3%
	Kerry Group plc Class A	283,970	36,456,991
	Nestle S.A.	474,587	56,339,333
			92,796,324
	Health Care Equipment & Services — 3.3%
	Health Care Equipment & Supplies — 1.2%
[b]	Siemens Healthineers AG	464,054	20,838,264
	Health Care Providers & Services — 2.1%
	Fresenius Medical Care AG & Co. KGaA	443,544	37,452,781
			58,291,045
	Media & Entertainment — 17.4%
	Entertainment — 7.9%
	Activision Blizzard, Inc.	684,155	55,382,347
[a]	HUYA, Inc. ADR	522,209	12,506,906
[a]	Netflix, Inc.	43,750	21,876,312
[a]	Ubisoft Entertainment S.A.	531,406	48,011,990
	Interactive Media & Services — 9.5%
	carsales.com Ltd.	3,003,380	44,464,689
	Tencent Holdings Ltd.	1,249,600	82,473,068
[a]	Yandex N.V. Class A	599,512	39,118,158
			303,833,470
	Pharmaceuticals, Biotechnology & Life Sciences — 9.3%
	Biotechnology — 2.5%
	CSL Ltd.	209,095	42,982,339
60 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg International Growth Fund  |  September 30, 2020
	Issuer-Description	SHARES	VALUE
	Life Sciences Tools & Services — 3.4%
	Lonza Group AG	97,100	$ 59,943,608
	Pharmaceuticals — 3.4%
	AstraZeneca plc	550,006	60,019,313
			162,945,260
	Retailing — 13.4%
	Internet & Direct Marketing Retail — 10.9%
[a]	Alibaba Group Holding Ltd. Sponsored ADR	387,405	113,889,322
[a,b]	Boozt AB	1,398,116	19,482,782
[a]	MercadoLibre, Inc.	35,644	38,583,917
[a]	Prosus N.V.	196,804	18,159,459
	Multiline Retail — 2.5%
	B&M European Value Retail S.A.	6,813,582	43,493,531
			233,609,011
	Semiconductors & Semiconductor Equipment — 7.4%
	Semiconductors & Semiconductor Equipment — 7.4%
	ASML Holding N.V.	90,229	33,291,789
	SK Hynix, Inc.	469,344	33,710,899
	Taiwan Semiconductor Manufacturing Co. Ltd.	4,121,000	61,611,525
			128,614,213
	Software & Services — 17.5%
	Information Technology Services — 14.7%
[a]	21Vianet Group, Inc. ADR	909,009	21,052,649
[a,b]	Adyen N.V.	40,130	73,986,769
	Amadeus IT Group S.A.	202,835	11,317,561
	Capgemini SE	133,212	17,141,236
	Edenred	497,037	22,377,635
	Mastercard, Inc. Class A	111,173	37,595,373
[a,b]	Network International Holdings plc	2,473,663	8,720,241
[a]	Snowflake, Inc.	5,000	1,255,000
	Visa, Inc. Class A	172,302	34,455,232
[a]	Wix.com Ltd.	108,012	27,526,858
	Software — 2.8%
[a]	Atlassian Corp. plc Class A	126,005	22,906,449
[a]	Blue Prism Group plc	611,224	10,505,383
[a]	Globant S.A.	48,952	8,773,177
[a]	Unifiedpost Group S.A.	268,583	6,924,653
			304,538,216
	Telecommunication Services — 1.7%
	Diversified Telecommunication Services — 1.7%
[b]	Cellnex Telecom S.A.	496,320	30,259,334
			30,259,334
	Total Common Stock (Cost $1,029,090,249)		1,606,431,109
	Short-Term Investments — 7.9%
[c]	Thornburg Capital Management Fund	13,839,215	138,392,151
	Total Short-Term Investments (Cost $138,392,151)		138,392,151
	Total Investments — 99.9% (Cost $1,167,482,400)		$1,744,823,260
	Other Assets Less Liabilities — 0.1%		1,234,188
	Net Assets — 100.0%		$1,746,057,448
See notes to financial statements.	Thornburg Equity Funds Annual Report | 61

Schedule of Investments, Continued
Thornburg International Growth Fund  |  September 30, 2020
Footnote Legend
a	Non-income producing.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2020, the aggregate value of these securities in the Fund’s portfolio was $171,912,659, representing 9.85% of the Fund’s net assets.
c	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
62 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments
Thornburg Developing World Fund  |  September 30, 2020
	Issuer-Description	SHARES	VALUE
	Common Stock — 95.0%
	Automobiles & Components — 0.5%
	Automobiles — 0.5%
[a]	Li Auto, Inc. ADR	269,040	$ 4,678,606
			4,678,606
	Banks — 10.1%
	Banks — 10.1%
	Bank Central Asia Tbk PT	3,855,834	7,022,386
	Bank Rakyat Indonesia Persero Tbk PT	54,400,906	11,114,163
	Credicorp Ltd.	148,728	18,440,785
[a]	Grupo Financiero Banorte SAB de C.V.	2,466,147	8,519,954
[a]	HDFC Bank Ltd.	1,705,941	24,925,514
[a]	ICICI Bank Ltd.	2,329,394	11,160,759
[a]	Sberbank of Russia PJSC Sponsored ADR	727,035	8,495,404
			89,678,965
	Capital Goods — 1.0%
	Industrial Conglomerates — 1.0%
	SM Investments Corp.	493,708	8,961,696
			8,961,696
	Consumer Durables & Apparel — 2.8%
	Textiles, Apparel & Luxury Goods — 2.8%
	LVMH Moet Hennessy Louis Vuitton SE	17,442	8,167,678
	Shenzhou International Group Holdings Ltd.	961,138	16,184,219
			24,351,897
	Consumer Services — 1.7%
	Diversified Consumer Services — 0.9%
[a]	Vasta Platform Ltd.	492,878	7,605,107
	Hotels, Restaurants & Leisure — 0.8%
	Galaxy Entertainment Group Ltd.	1,099,374	7,369,305
			14,974,412
	Diversified Financials — 5.7%
	Capital Markets — 3.2%
	B3 S.A. - Brasil Bolsa Balcao	784,627	7,685,737
	Banco BTG Pactual S.A.	684,982	8,885,653
	Hong Kong Exchanges & Clearing Ltd.	252,962	11,809,169
	Consumer Finance — 2.5%
	SBI Cards & Payment Services Ltd.	1,882,805	21,577,742
			49,958,301
	Energy — 2.8%
	Oil, Gas & Consumable Fuels — 2.8%
	LUKOIL PJSC Sponsored ADR	137,487	7,957,747
	Reliance Industries Ltd.	597,932	17,129,697
			25,087,444
	Food & Staples Retailing — 4.5%
	Food & Staples Retailing — 4.5%
[a]	Empreendimentos Pague Menos S/A	4,908,948	8,041,867
	Magnit PJSC Sponsored GDR	1,135,628	16,943,570
	Wal-Mart de Mexico SAB de CV	6,236,106	14,922,206
			39,907,643
	Food, Beverage & Tobacco — 3.9%
	Beverages — 2.6%
	Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. Class A	725,752	13,319,200
	Wuliangye Yibin Co. Ltd. Class A	286,078	9,283,064
	Food Products — 1.3%
[b]	China Feihe Ltd.	4,951,634	11,487,717
See notes to financial statements.	Thornburg Equity Funds Annual Report | 63

Schedule of Investments, Continued
Thornburg Developing World Fund  |  September 30, 2020
	Issuer-Description	SHARES	VALUE
	Vietnam Dairy Products, JSC	2	$ 9
			34,089,990
	Health Care Equipment & Services — 0.9%
	Health Care Providers & Services — 0.9%
[b]	Hapvida Participacoes e Investimentos S.A.	707,438	7,827,810
			7,827,810
	Insurance — 6.7%
	Insurance — 6.7%
	AIA Group Ltd.	3,490,883	34,187,911
	Ping An Insurance Group Co. of China Ltd. Class H	2,429,240	24,919,140
			59,107,051
	Materials — 3.1%
	Chemicals — 2.2%
	Sociedad Quimica y Minera de Chile S.A. Sponsored ADR	590,646	19,148,743
	Metals & Mining — 0.9%
	Severstal PAO GDR	664,863	8,450,409
			27,599,152
	Media & Entertainment — 8.7%
	Interactive Media & Services — 8.7%
	Tencent Holdings Ltd.	1,059,322	69,914,801
[a]	Yandex N.V. Class A	109,592	7,150,878
			77,065,679
	Retailing — 14.0%
	Internet & Direct Marketing Retail — 13.1%
[a]	Alibaba Group Holding Ltd.	2,634,598	93,689,100
[a]	Meituan Dianping Class B	317,385	9,902,348
[a]	Prosus N.V.	128,059	11,816,234
	Specialty Retail — 0.9%
[a]	Lojas Quero Quero S/A	3,224,913	8,010,744
			123,418,426
	Semiconductors & Semiconductor Equipment — 9.4%
	Semiconductors & Semiconductor Equipment — 9.4%
	MediaTek, Inc.	558,912	11,713,956
[a]	Micron Technology, Inc.	292,844	13,751,954
	Taiwan Semiconductor Manufacturing Co. Ltd.	3,844,205	57,473,267
			82,939,177
	Software & Services — 5.1%
	Information Technology Services — 4.3%
[a]	21Vianet Group, Inc. ADR	551,186	12,765,468
[a]	EPAM Systems, Inc.	27,985	9,046,991
[a,b]	Network International Holdings plc	2,125,662	7,493,456
	TravelSky Technology Ltd. Class H	4,265,796	9,103,975
	Software — 0.8%
[a]	Globant S.A.	36,801	6,595,475
			45,005,365
	Technology Hardware & Equipment — 6.7%
	Electronic Equipment, Instruments & Components — 1.8%
[a]	IPG Photonics Corp.	53,798	9,144,046
	Sunny Optical Technology Group Co. Ltd.	448,997	6,853,678
	Technology Hardware, Storage & Peripherals — 4.9%
	Samsung Electronics Co. Ltd.	877,981	43,692,599
			59,690,323
	Transportation — 3.2%
	Transportation Infrastructure — 3.2%
	Adani Ports & Special Economic Zone Ltd.	5,126,697	23,931,071
64 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Developing World Fund  |  September 30, 2020
	Issuer-Description	SHARES	VALUE
	Grupo Aeroportuario del Pacifico SAB de CV Class B	575,978	$ 4,621,057
			28,552,128
	Utilities — 4.2%
	Gas Utilities — 3.1%
	China Gas Holdings Ltd.	6,302,313	17,890,321
	Infraestructura Energetica Nova SAB de CV	3,189,541	9,592,496
	Independent Power and Renewable Electricity Producers — 1.1%
	China Yangtze Power Co. Ltd. Class H	3,433,794	9,645,036
			37,127,853
	Total Common Stock (Cost $596,943,430)		840,021,918
	Preferred Stock — 0.9%
	Telecommunication Services — 0.9%
	Diversified Telecommunication Services — 0.9%
	Telefonica Brasil S.A. 7.76%	1,050,093	8,118,919
			8,118,919
	Total Preferred Stock (Cost $9,940,698)		8,118,919
	Short-Term Investments — 4.3%
[c]	Thornburg Capital Management Fund	3,818,267	38,182,670
	Total Short-Term Investments (Cost $38,182,670)		38,182,670
	Total Investments — 100.2% (Cost $645,066,798)		$886,323,507
	Liabilities Net of Other Assets — (0.2)%		(1,468,852)
	Net Assets — 100.0%		$884,854,655

Footnote Legend
a	Non-income producing.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2020, the aggregate value of these securities in the Fund’s portfolio was $26,808,983, representing 3.03% of the Fund’s net assets.
c	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
See notes to financial statements.	Thornburg Equity Funds Annual Report | 65

Schedule of Investments
Thornburg Value Fund  |  September 30, 2020
	Issuer-Description	SHARES	VALUE
	Common Stock — 97.4%
	Banks — 6.3%
	Banks — 6.3%
	Citigroup, Inc.	347,156	$ 14,965,895
	JPMorgan Chase & Co.	327,726	31,550,182
			46,516,077
	Capital Goods — 4.6%
	Construction & Engineering — 3.3%
	Quanta Services, Inc.	464,611	24,559,337
	Machinery — 1.3%
	ITT, Inc.	163,890	9,677,705
			34,237,042
	Consumer Services — 2.9%
	Hotels, Restaurants & Leisure — 2.9%
	Starbucks Corp.	156,038	13,406,785
	Wyndham Hotels & Resorts, Inc.	153,939	7,773,919
			21,180,704
	Diversified Financials — 7.2%
	Capital Markets — 1.9%
	Brookfield Asset Management, Inc. Class A	431,179	14,254,778
	Consumer Finance — 3.5%
	Capital One Financial Corp.	278,206	19,991,883
	Navient Corp.	734,797	6,209,035
	Mortgage Real Estate Investment Trusts — 1.8%
	PennyMac Mortgage Investment Trust	811,762	13,045,015
			53,500,711
	Energy — 4.3%
	Oil, Gas & Consumable Fuels — 4.3%
	Devon Energy Corp.	554,000	5,240,840
	Enterprise Products Partners L.P.	1,072,386	16,932,975
	Teekay LNG Partners L.P.	914,908	9,606,534
			31,780,349
	Food, Beverage & Tobacco — 5.8%
	Food Products — 5.8%
[a]	Nomad Foods Ltd.	1,701,154	43,345,404
			43,345,404
	Health Care Equipment & Services — 7.2%
	Health Care Equipment & Supplies — 7.2%
	Cooper Companies, Inc.	47,459	15,999,378
[a]	Haemonetics Corp.	134,697	11,752,313
	Medtronic plc	246,280	25,593,418
			53,345,109
	Insurance — 3.8%
	Insurance — 3.8%
	Assured Guaranty Ltd.	1,319,584	28,344,664
			28,344,664
	Materials — 6.8%
	Chemicals — 2.5%
	Huntsman Corp.	830,344	18,441,940
	Containers & Packaging — 4.3%
[a]	Crown Holdings, Inc.	420,559	32,324,165
			50,766,105
	Media & Entertainment — 21.3%
	Entertainment — 5.9%
66 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Value Fund  |  September 30, 2020
	Issuer-Description	SHARES	VALUE
	Activision Blizzard, Inc.	364,825	$ 29,532,584
[a]	Netflix, Inc.	27,917	13,959,337
	Interactive Media & Services — 11.0%
[a]	Alphabet, Inc. Class C	29,736	43,700,026
[a]	Facebook, Inc. Class A	144,633	37,879,383
	Media — 4.4%
	Comcast Corp. Class A	711,400	32,909,364
			157,980,694
	Pharmaceuticals, Biotechnology & Life Sciences — 8.1%
	Biotechnology — 2.1%
	AbbVie, Inc.	178,090	15,598,903
	Life Sciences Tools & Services — 6.0%
	Thermo Fisher Scientific, Inc.	101,495	44,812,072
			60,410,975
	Retailing — 9.0%
	Internet & Direct Marketing Retail — 4.2%
[a]	Alibaba Group Holding Ltd. Sponsored ADR	106,868	31,417,055
	Multiline Retail — 3.1%
	Dollarama, Inc.	590,666	22,640,977
	Specialty Retail — 1.7%
[a]	CarMax, Inc.	137,042	12,595,530
			66,653,562
	Software & Services — 2.2%
	Information Technology Services — 2.2%
	Mastercard, Inc. Class A	49,235	16,649,800
			16,649,800
	Technology Hardware & Equipment — 4.4%
	Electronic Equipment, Instruments & Components — 1.6%
[a]	Flex Ltd.	1,090,901	12,152,637
	Technology Hardware, Storage & Peripherals — 2.8%
	Apple, Inc.	58,252	6,746,164
[a]	Pure Storage, Inc. Class A	904,947	13,927,135
			32,825,936
	Telecommunication Services — 2.5%
	Wireless Telecommunication Services — 2.5%
	China Mobile Ltd.	2,911,832	18,579,247
			18,579,247
	Utilities — 1.0%
	Electric Utilities — 1.0%
	Fortis, Inc.	188,432	7,699,331
			7,699,331
	Total Common Stock (Cost $619,545,359)		723,815,710
	Short-Term Investments — 2.7%
[b]	Thornburg Capital Management Fund	2,045,664	20,456,644
	Total Short-Term Investments (Cost $20,456,644)		20,456,644
	Total Investments — 100.1% (Cost $640,002,003)		$744,272,354
	Liabilities Net of Other Assets — (0.1)%		(1,037,537)
	Net Assets — 100.0%		$743,234,817
See notes to financial statements.	Thornburg Equity Funds Annual Report | 67

Schedule of Investments, Continued
Thornburg Value Fund  |  September 30, 2020
Outstanding Forward Currency Contracts To Buy Or Sell At September 30, 2020
Contract Description	Contract Party*	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	SSB	Sell	25,054,000	11/30/2020	29,410,417	$ 266,046	$ —

Net unrealized appreciation (depreciation)						$ 266,046

*	Counterparty includes State Street Bank and Trust Company ("SSB").

Footnote Legend
a	Non-income producing.
b	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
68 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments
Thornburg Core Growth Fund  |  September 30, 2020
	Issuer-Description	SHARES	VALUE
	Common Stock — 92.9%
	Automobiles & Components — 1.5%
	Auto Components — 1.5%
[a]	Fox Factory Holding Corp.	139,390	$ 10,360,859
			10,360,859
	Banks — 1.1%
	Banks — 1.1%
	Citigroup, Inc.	183,166	7,896,286
			7,896,286
	Capital Goods — 1.6%
	Aerospace & Defense — 1.6%
	HEICO Corp.	109,508	11,461,107
			11,461,107
	Commercial & Professional Services — 1.2%
	Professional Services — 1.2%
[a]	CoStar Group, Inc.	9,702	8,232,244
			8,232,244
	Consumer Services — 0.6%
	Hotels, Restaurants & Leisure — 0.6%
[a]	Planet Fitness, Inc. Class A	62,800	3,869,736
			3,869,736
	Diversified Financials — 3.3%
	Capital Markets — 3.3%
	Charles Schwab Corp.	335,554	12,157,122
	CME Group, Inc.	66,394	11,108,380
			23,265,502
	Food, Beverage & Tobacco — 2.1%
	Food Products — 2.1%
	Kerry Group plc Class A	112,182	14,402,290
			14,402,290
	Health Care Equipment & Services — 8.3%
	Health Care Equipment & Supplies — 3.4%
	Cooper Companies, Inc.	42,469	14,317,149
[a]	DexCom, Inc.	22,930	9,452,434
	Health Care Providers & Services — 4.9%
[a]	DaVita, Inc.	234,283	20,066,339
	UnitedHealth Group, Inc.	45,600	14,216,712
			58,052,634
	Materials — 1.5%
	Chemicals — 1.5%
	PPG Industries, Inc.	84,375	10,300,500
			10,300,500
	Media & Entertainment — 17.4%
	Entertainment — 6.9%
	Activision Blizzard, Inc.	368,464	29,827,161
[a]	Netflix, Inc.	22,320	11,160,670
	Walt Disney Co.	58,339	7,238,703
	Interactive Media & Services — 7.6%
[a]	Alphabet, Inc. Class C	21,427	31,489,119
[a]	Facebook, Inc. Class A	82,447	21,592,870
	Media — 2.9%
	Comcast Corp. Class A	441,363	20,417,452
			121,725,975
See notes to financial statements.	Thornburg Equity Funds Annual Report | 69

Schedule of Investments, Continued
Thornburg Core Growth Fund  |  September 30, 2020
	Issuer-Description	SHARES	VALUE
	Pharmaceuticals, Biotechnology & Life Sciences — 1.5%
	Pharmaceuticals — 1.5%
	Merck & Co., Inc.	129,000	$ 10,700,550
			10,700,550
	Retailing — 11.4%
	Internet & Direct Marketing Retail — 8.3%
[a]	Amazon.com, Inc.	16,301	51,327,448
[a]	Booking Holdings, Inc.	4,028	6,890,619
	Specialty Retail — 3.1%
[a]	Floor & Decor Holdings, Inc. Class A	156,121	11,677,851
	TJX Companies, Inc.	182,671	10,165,641
			80,061,559
	Semiconductors & Semiconductor Equipment — 3.3%
	Semiconductors & Semiconductor Equipment — 3.3%
[a]	Micron Technology, Inc.	293,247	13,770,879
	Texas Instruments, Inc.	66,800	9,538,372
			23,309,251
	Software & Services — 31.7%
	Information Technology Services — 12.8%
[a]	FleetCor Technologies, Inc.	54,787	13,044,785
[a]	PayPal Holdings, Inc.	148,459	29,250,877
[a]	Square, Inc. Class A	77,377	12,577,631
	Visa, Inc. Class A	125,031	25,002,449
[a]	Wix.com Ltd.	38,030	9,691,945
	Software — 18.9%
[a]	Atlassian Corp. plc Class A	52,991	9,633,234
[a]	Avalara, Inc.	76,700	9,766,978
[a]	Crowdstrike Holdings, Inc. Class A	47,033	6,458,571
	Microsoft Corp.	199,650	41,992,384
[a]	Proofpoint, Inc.	107,294	11,324,882
[a]	ServiceNow, Inc.	36,016	17,467,760
[a]	Slack Technologies, Inc. Class A	123,967	3,329,754
[a]	Splunk, Inc.	61,152	11,504,526
[a]	Workday, Inc. Class A	66,716	14,352,613
[a]	Zoom Video Communications, Inc. Class A	14,243	6,695,777
			222,094,166
	Technology Hardware & Equipment — 6.4%
	Technology Hardware, Storage & Peripherals — 6.4%
	Apple, Inc.	385,777	44,676,834
			44,676,834
	Total Common Stock (Cost $432,031,492)		650,409,493
	Short-Term Investments — 7.2%
[b]	Thornburg Capital Management Fund	5,019,608	50,196,079
	Total Short-Term Investments (Cost $50,196,079)		50,196,079
	Total Investments — 100.1% (Cost $482,227,571)		$700,605,572
	Liabilities Net of Other Assets — (0.1)%		(695,968)
	Net Assets — 100.0%		$699,909,604

Footnote Legend
a	Non-income producing.
b	Investment in Affiliates.
70 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments
Thornburg Long/Short Equity Fund  |  September 30, 2020
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Common Stock — 102.8%
	Capital Goods — 4.8%
	Construction & Engineering — 4.8%
[a]	Quanta Services, Inc.	46,044	$ 2,433,886
			2,433,886
	Consumer Services — 7.3%
	Hotels, Restaurants & Leisure — 7.3%
[a]	Starbucks Corp.	34,561	2,969,481
[a]	Wyndham Hotels & Resorts, Inc.	14,105	712,303
			3,681,784
	Diversified Financials — 8.8%
	Capital Markets — 2.6%
[a]	Brookfield Asset Management, Inc. Class A	39,373	1,301,671
	Consumer Finance — 4.3%
[a]	Capital One Financial Corp.	14,083	1,012,004
	SBI Cards & Payment Services Ltd.	102,546	1,175,221
	Mortgage Real Estate Investment Trusts — 1.9%
[a]	PennyMac Mortgage Investment Trust	59,942	963,268
			4,452,164
	Energy — 1.0%
	Oil, Gas & Consumable Fuels — 1.0%
	Teekay LNG Partners L.P.	45,941	482,380
			482,380
	Food & Staples Retailing — 0.6%
	Food & Staples Retailing — 0.6%
[b]	Grocery Outlet Holding Corp.	7,277	286,132
			286,132
	Food, Beverage & Tobacco — 4.0%
	Food Products — 4.0%
[b]	Nomad Foods Ltd.	78,981	2,012,436
			2,012,436
	Health Care Equipment & Services — 9.4%
	Health Care Equipment & Supplies — 9.4%
[a]	Cooper Companies, Inc.	6,619	2,231,398
[b]	Haemonetics Corp.	11,373	992,294
	Medtronic plc	14,461	1,502,787
			4,726,479
	Insurance — 3.5%
	Insurance — 3.5%
[a]	Assured Guaranty Ltd.	83,090	1,784,773
			1,784,773
	Materials — 3.4%
	Containers & Packaging — 3.4%
[a,b]	Crown Holdings, Inc.	22,022	1,692,611
			1,692,611
	Media & Entertainment — 22.9%
	Entertainment — 7.0%
[a]	Activision Blizzard, Inc.	27,592	2,233,572
[a,b]	Netflix, Inc.	2,561	1,280,577
	Interactive Media & Services — 11.3%
[a,b]	Alphabet, Inc. Class C	2,177	3,199,319
[a,b]	Facebook, Inc. Class A	9,533	2,496,693
See notes to financial statements.	Thornburg Equity Funds Annual Report | 71

Schedule of Investments, Continued
Thornburg Long/Short Equity Fund  |  September 30, 2020
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Media — 4.6%
[a]	Comcast Corp. Class A	50,245	$ 2,324,334
			11,534,495
	Pharmaceuticals, Biotechnology & Life Sciences — 8.8%
	Biotechnology — 2.8%
[a]	AbbVie, Inc.	16,028	1,403,892
	Life Sciences Tools & Services — 6.0%
[a]	Thermo Fisher Scientific, Inc.	6,815	3,008,959
			4,412,851
	Retailing — 18.0%
	Internet & Direct Marketing Retail — 10.6%
[b]	Alibaba Group Holding Ltd. Sponsored ADR	10,061	2,957,733
[a,b]	Amazon.com, Inc.	754	2,374,142
	Multiline Retail — 5.7%
[a]	Dollarama, Inc.	75,208	2,882,818
	Specialty Retail — 1.7%
[a,b]	CarMax, Inc.	9,561	878,752
			9,093,445
	Software & Services — 6.8%
	Information Technology Services — 5.1%
[a]	Mastercard, Inc. Class A	7,661	2,590,720
	Software — 1.7%
[a,b]	PTC, Inc.	10,208	844,406
			3,435,126
	Technology Hardware & Equipment — 1.0%
	Technology Hardware, Storage & Peripherals — 1.0%
[a,b]	Pure Storage, Inc. Class A	33,793	520,074
			520,074
	Telecommunication Services — 2.5%
	Wireless Telecommunication Services — 2.5%
[a]	China Mobile Ltd.	201,894	1,288,206
			1,288,206
	Total Common Stock (Cost $34,695,729)		51,836,842
	Total Long-Term Investments — 102.8% (Cost $34,695,729)		51,836,842
	Short-Term Investments — 22.6%
[c]	Thornburg Capital Management Fund	1,137,270	11,372,704
	Total Short-Term Investments (Cost $11,372,704)		11,372,704
	Total Investments — 125.4% (Cost $46,068,433)		$ 63,209,546
	Liabilities Net of Other Assets — (25.4)%		(12,815,640)
	Common Stock Sold Short — (65.4)%
	Banks — (1.6)%
	Thrifts & Mortgage Finance — (1.6)%
[b]	Rocket Cos, Inc., Class A	(40,569)	(808,540)
			(808,540)
	Capital Goods — (11.2)%
	Machinery — (6.4)%
[b]	Middleby Corp.	(11,973)	(1,074,098)
[b]	Proto Labs, Inc.	(8,159)	(1,056,590)
	Snap-on, Inc.	(7,500)	(1,103,475)
72 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Long/Short Equity Fund  |  September 30, 2020
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Trading Companies & Distributors — (4.8)%
	GATX Corp.	(17,864)	$ (1,138,830)
[b]	SiteOne Landscape Supply, Inc.	(10,471)	(1,276,939)
			(5,649,932)
	Consumer Services — (5.0)%
	Diversified Consumer Services — (1.6)%
[b]	Perdoceo Education Corp.	(66,910)	(818,978)
	Hotels, Restaurants & Leisure — (3.4)%
	Brinker International, Inc.	(19,813)	(846,412)
	Cracker Barrel Old Country Store, Inc.	(7,526)	(862,931)
			(2,528,321)
	Diversified Financials — (2.3)%
	Capital Markets — (2.3)%
[b]	Focus Financial Partners, Inc., Class A	(34,842)	(1,142,469)
			(1,142,469)
	Health Care Equipment & Services — (2.3)%
	Health Care Providers & Services — (2.3)%
	Patterson Cos, Inc.	(47,327)	(1,140,817)
			(1,140,817)
	Household & Personal Products — (1.3)%
	Household Products — (1.3)%
	Clorox Co.	(3,005)	(631,561)
			(631,561)
	Insurance — (2.7)%
	Insurance — (2.7)%
[b]	Trupanion, Inc.	(17,476)	(1,378,856)
			(1,378,856)
	Media & Entertainment — (6.4)%
	Entertainment — (2.1)%
[b]	Tencent Music Entertainment Group ADR	(70,774)	(1,045,332)
	Media — (4.3)%
[b]	Discovery, Inc., Class A	(50,462)	(1,098,558)
	New York Times Co., Class A	(24,914)	(1,066,070)
			(3,209,960)
	Pharmaceuticals, Biotechnology & Life Sciences — (1.9)%
	Pharmaceuticals — (1.9)%
	Shionogi & Co. Ltd.	(18,082)	(965,093)
			(965,093)
	Real Estate — (4.6)%
	Equity Real Estate Investment Trusts — (2.3)%
	Extra Space Storage, Inc.	(10,798)	(1,155,278)
	Real Estate Management & Development — (2.3)%
[b]	Redfin Corp.	(23,061)	(1,151,436)
			(2,306,714)
	Retailing — (8.1)%
	Internet & Direct Marketing Retail — (2.3)%
	PetMed Express, Inc.	(36,794)	(1,163,427)
	Multiline Retail — (1.6)%
	Canadian Tire Corp. Ltd., Class A	(8,072)	(813,050)
	Specialty Retail — (4.2)%
	Rent-A-Center, Inc.	(36,273)	(1,084,200)
[b]	Sleep Number Corp.	(20,975)	(1,025,887)
			(4,086,564)
See notes to financial statements.	Thornburg Equity Funds Annual Report | 73

Schedule of Investments, Continued
Thornburg Long/Short Equity Fund  |  September 30, 2020
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Software & Services — (10.8)%
	Information Technology Services — (4.6)%
	Paychex, Inc.	(14,710)	$ (1,173,417)
	Western Union Co.	(52,747)	(1,130,368)
	Software — (6.2)%
[b]	Alarm.com Holdings, Inc.	(19,266)	(1,064,446)
	Blackbaud, Inc.	(17,320)	(966,976)
[b]	Manhattan Associates, Inc.	(11,772)	(1,124,108)
			(5,459,315)
	Technology Hardware & Equipment — (2.4)%
	Electronic Equipment, Instruments & Components — (2.4)%
	Badger Meter, Inc.	(18,655)	(1,219,477)
			(1,219,477)
	Telecommunication Services — (2.3)%
	Diversified Telecommunication Services — (2.3)%
	AT&T, Inc.	(40,527)	(1,155,425)
			(1,155,425)
	Transportation — (2.5)%
	Air Freight & Logistics — (2.5)%
	CH Robinson Worldwide, Inc.	(12,351)	(1,262,149)
			(1,262,149)
	Total Common Stock Sold Short (Proceeds $32,078,154)		(32,945,193)
	Exchange-Traded Funds Sold Short — (0.1)%
	Direxion Daily Emerging Markets Bear 3X	(919)	(16,772)
	Direxion Daily Energy Bear 3X	(535)	(37,348)
	Direxion Daily Financial Bear 3X	(720)	(10,894)
	Direxion Daily S&P 500 Bear 3X	(266)	(1,532)
	Direxion Daily Small Cap Bear 3X	(51)	(865)
	ProShares UltraPro Short QQQ	(11)	(262)
	Total Exchange-Traded Funds Sold Short (Proceeds $3,585,876)		(67,673)
	Total Securities Sold Short (Proceeds $35,664,030)		$(33,012,866)
	Net Assets — 100.0%		$ 50,393,906

Footnote Legend
a	All or a portion of the security is pledged as collateral for securities sold short. At September 30, 2020, the value of securities pledged was $30,152,001. An additional $19,644,064 in cash has been segregated for collateral on securities sold short.
b	Non-income producing.
c	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
74 | Thornburg Equity Funds Annual Report	See notes to financial statements.

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Thornburg Equity Funds Annual Report  |  75

Statements of Assets and Liabilities
September 30, 2020
	THORNBURG INVESTMENT INCOME BUILDER FUND	THORNBURG SUMMIT FUND	THORNBURG GLOBAL OPPORTUNITIES FUND	THORNBURG INTERNATIONAL VALUE FUND	THORNBURG BETTER WORLD INTERNATIONAL FUND
ASSETS
Investments at cost
Non-affiliated issuers	$ 8,096,931,411	$ 36,632,439	$ 637,336,353	$ 2,461,802,059	$ 74,034,974
Non-controlled affiliated issuers	618,983,508	5,456,497	69,189,955	91,288,131	6,414,924
Investments at value
Non-affiliated issuers	9,153,469,045	42,283,984	881,551,411	3,122,472,399	90,732,043
Non-controlled affiliated issuers	376,520,743	5,456,497	69,189,955	91,288,131	6,414,924
Cash	4,003,279	-	-	-	-
Foreign currency at value (a)	13,653,739	51	24	1,634,869	3,909
Unrealized appreciation on forward currency contracts	3,841,504	15,525	246,305	-	-
Receivable for investments sold	49,999,289	110,618	-	16,987,304	-
Receivable for fund shares sold	6,719,709	-	659,975	2,290,801	100,189
Dividends receivable	35,240,636	4,924	153,292	1,003,075	293,297
Tax reclaims receivable	39,478,215	7,657	235,632	3,054,984	51,137
Principal and interest receivable	23,467,689	78,451	-	-	-
Prepaid expenses and other assets	288,259	24,464	100,810	132,236	37,936
Total Assets	9,706,682,107	47,982,171	952,137,404	3,238,863,799	97,633,435
Liabilities
Securities sold short	-	1,993,325 (b)	-	-	-
Unrealized depreciation on forward currency contracts	11,189,481	-	358,359	-	-
Payable for investments purchased	20,347,114	-	4,298,401	8,346,554	198,213
Payable for fund shares redeemed	20,193,572	-	1,106,562	3,914,803	15,250
Payable to investment advisor and other affiliates	8,501,629	17,008	851,009	2,611,734	79,802
Payable for short sale financing	-	1,013	-	-	-
Deferred taxes payable	-	19,333	4,166,919	-	-
Accounts payable and accrued expenses	4,298,833	65,543	549,053	1,235,472	113,814
Dividends payable	13,806,223	-	-	-	-
Total Liabilities	78,336,852	2,096,222	11,330,303	16,108,563	407,079
Net Assets	$ 9,628,345,255	$ 45,885,949	$ 940,807,101	$ 3,222,755,236	$ 97,226,356
NET ASSETS CONSIST OF
Net capital paid in on shares of beneficial interest	$ 10,126,803,728	$ 38,765,832	$ 636,338,234	$ 2,471,861,587	$ 80,786,173
Distributable earnings (accumulated loss)	(498,458,473)	7,120,117	304,468,867	750,893,649	16,440,183
Net Assets	$ 9,628,345,255	$ 45,885,949	$ 940,807,101	$ 3,222,755,236	$ 97,226,356
76   |  Thornburg Equity Funds Annual Report

Statements of Assets and Liabilities, Continued
September 30, 2020
	THORNBURG INVESTMENT INCOME BUILDER FUND	THORNBURG SUMMIT FUND	THORNBURG GLOBAL OPPORTUNITIES FUND	THORNBURG INTERNATIONAL VALUE FUND	THORNBURG BETTER WORLD INTERNATIONAL FUND
NET ASSET VALUE
Class A Shares:
Net assets applicable to shares outstanding	$ 2,912,062,839	$ -	$ 215,472,688	$ 825,677,060	$ 11,858,845
Shares outstanding	155,701,033	-	6,798,702	33,319,964	757,353
Net asset value and redemption price per share	$ 18.70	$ -	$ 31.69	$ 24.78	$ 15.66
Maximum offering price per share (net asset value, plus 4.50% of offering price)	$ 19.58	$ -	$ 33.18	$ 25.95	$ 16.40
Class C Shares:
Net assets applicable to shares outstanding	1,452,642,914	-	116,704,730	44,593,781	2,159,438
Shares outstanding	77,762,874	-	3,833,886	2,035,732	139,273
Net asset value and redemption price per share*	18.68	-	30.44	21.91	15.51
Class I Shares:
Net assets applicable to shares outstanding	5,094,055,250	45,885,949	523,175,055	1,713,358,222	83,208,073
Shares outstanding	270,393,365	3,767,574	16,446,058	66,679,705	5,181,844
Net asset value and redemption price per share	18.84	12.18	31.81	25.70	16.06
Class R3 Shares:
Net assets applicable to shares outstanding	24,342,849	-	3,633,517	152,764,230	-
Shares outstanding	1,302,055	-	115,786	6,167,325	-
Net asset value and redemption price per share	18.70	-	31.38	24.77	-
Class R4 Shares:
Net assets applicable to shares outstanding	13,044,269	-	5,092,910	102,265,960	-
Shares outstanding	696,741	-	161,668	4,157,993	-
Net asset value and redemption price per share	18.72	-	31.50	24.60	-
Class R5 Shares:
Net assets applicable to shares outstanding	45,307,861	-	32,817,237	133,705,087	-
Shares outstanding	2,406,626	-	1,030,655	5,211,376	-
Net asset value and redemption price per share	18.83	-	31.84	25.66	-
Class R6 Shares:
Net assets applicable to shares outstanding	86,889,273	-	43,910,964	250,390,896	-
Shares outstanding	4,626,932	-	1,375,435	9,786,476	-
Net asset value and redemption price per share	18.78	-	31.93	25.59	-

(a)	Cost of foreign currency is $13,645,974; $49; $24; $1,634,275; $3,886 respectively.
(b)	Proceeds $2,020,219.
*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
Thornburg Equity Funds Annual Report  |  77

Statements of Assets and Liabilities, Continued
September 30, 2020
	THORNBURG INTERNATIONAL GROWTH FUND	THORNBURG DEVELOPING WORLD FUND	Thornburg Value Fund	THORNBURG CORE GROWTH FUND	THORNBURG LONG/SHORT EQUITY FUND
ASSETS
Investments at cost
Non-affiliated issuers	$ 1,029,090,249	$ 606,884,128	$ 619,545,359	$ 432,031,492	$ 34,695,729
Non-controlled affiliated issuers	138,392,151	38,182,670	20,456,644	50,196,079	11,372,704
Investments at value
Non-affiliated issuers	1,606,431,109	848,140,837	723,815,710	650,409,493	51,836,842
Non-controlled affiliated issuers	138,392,151	38,182,670	20,456,644	50,196,079	11,372,704
Foreign currency at value (a)	53	325,293	139,697	-	6,570
Unrealized appreciation on forward currency contracts	-	-	266,046	-	-
Cash segregated as collateral on securities sold short	-	-	-	-	19,644,064
Receivable for investments sold	-	1,774,521	-	-	1,003,351
Receivable for fund shares sold	5,534,683	984,220	437,846	351,272	10,018
Dividends receivable	1,535,747	1,179,593	361,147	82,226	14,790
Tax reclaims receivable	491,001	458,012	-	-	16,655
Prepaid expenses and other assets	115,236	52,539	58,816	56,541	5,231
Total Assets	1,752,499,980	891,097,685	745,535,906	701,095,611	83,910,225
Liabilities
Securities sold short	-	-	-	-	33,012,866(b)
Payable for investments purchased	3,121,859	2,622,043	12	-	288,121
Payable for fund shares redeemed	1,505,928	772,848	1,280,803	350,300	1,456
Payable to investment advisor and other affiliates	1,330,897	755,340	655,878	635,250	54,127
Payable for short sale financing	-	-	-	-	13,075
Deferred taxes payable	-	1,626,231	-	-	5,703
Accounts payable and accrued expenses	483,848	466,568	364,396	200,457	131,884
Dividends payable for short sales	-	-	-	-	9,087
Total Liabilities	6,442,532	6,243,030	2,301,089	1,186,007	33,516,319
Net Assets	$ 1,746,057,448	$ 884,854,655	$ 743,234,817	$ 699,909,604	$ 50,393,906
NET ASSETS CONSIST OF
Net capital paid in on shares of beneficial interest	$ 1,153,351,419	$ 798,129,662	$ 636,684,516	$ 437,735,935	$ 56,786,332
Distributable earnings (accumulated loss)	592,706,029	86,724,993	106,550,301	262,173,669	(6,392,426)
Net Assets	$ 1,746,057,448	$ 884,854,655	$ 743,234,817	$ 699,909,604	$ 50,393,906
78   |  Thornburg Equity Funds Annual Report

Statements of Assets and Liabilities, Continued
September 30, 2020
	THORNBURG INTERNATIONAL GROWTH FUND	THORNBURG DEVELOPING WORLD FUND	Thornburg Value Fund	THORNBURG CORE GROWTH FUND	THORNBURG LONG/SHORT EQUITY FUND
NET ASSET VALUE
Class A Shares:
Net assets applicable to shares outstanding	$ 139,429,022	$ 101,722,511	$ 388,895,039	$ 326,034,911	$ -
Shares outstanding	4,914,076	4,438,677	5,198,190	6,768,068	-
Net asset value and redemption price per share	$ 28.37	$ 22.92	$ 74.81	$ 48.17	$ -
Maximum offering price per share (net asset value, plus 4.50% of offering price)	$ 29.71	$ 24.00	$ 78.34	$ 50.44	$ -
Class C Shares:
Net assets applicable to shares outstanding	42,163,788	48,977,476	22,951,138	36,916,920	-
Shares outstanding	1,617,704	2,256,429	339,807	910,831	-
Net asset value and redemption price per share*	26.06	21.71	67.54	40.53	-
Class I Shares:
Net assets applicable to shares outstanding	1,454,322,065	668,426,677	287,745,337	277,990,770	50,393,906
Shares outstanding	49,688,612	28,563,228	3,729,001	5,309,162	5,208,602
Net asset value and redemption price per share	29.27	23.40	77.16	52.36	9.68
Class R3 Shares:
Net assets applicable to shares outstanding	6,424,028	-	24,939,318	33,505,255	-
Shares outstanding	229,349	-	334,940	702,897	-
Net asset value and redemption price per share	28.01	-	74.46	47.67	-
Class R4 Shares:
Net assets applicable to shares outstanding	8,435,858	-	4,547,714	2,771,047	-
Shares outstanding	299,319	-	60,392	57,374	-
Net asset value and redemption price per share	28.18	-	75.30	48.30	-
Class R5 Shares:
Net assets applicable to shares outstanding	34,151,916	2,734,946	14,156,271	22,690,701	-
Shares outstanding	1,163,491	117,248	183,721	433,862	-
Net asset value and redemption price per share	29.35	23.33	77.05	52.30	-
Class R6 Shares:
Net assets applicable to shares outstanding	61,130,771	62,993,045	-	-	-
Shares outstanding	2,076,545	2,688,329	-	-	-
Net asset value and redemption price per share	29.44	23.43	-	-	-

(a)	Cost of foreign currency is $54; $325,293; $138,887; $0; $6,532 respectively.
(b)	Proceeds $35,664,030.
*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
Thornburg Equity Funds Annual Report  |  79

Statements of Operations
Year Ended September 30, 2020
	THORNBURG INVESTMENT INCOME BUILDER FUND	THORNBURG SUMMIT FUND	THORNBURG GLOBAL OPPORTUNITIES FUND	THORNBURG INTERNATIONAL VALUE FUND	THORNBURG BETTER WORLD INTERNATIONAL FUND
INVESTMENT INCOME
Dividend income
Non-affiliated issuers	$ 564,196,422	$ 238,869	$ 16,685,802	$ 44,364,803	$ 1,518,832
Non-controlled affiliated issuers	37,982,728	42,520	706,781	1,627,673	32,719
Dividend taxes withheld	(45,058,729)	(13,304)	(1,122,069)	(4,454,133)	(141,790)
Interest income	92,508,994	456,358	8,388	13,994	-
Non-cash dividend	-	-	-	5,365,893	-
Total Income	649,629,415	724,443	16,278,902	46,918,230	1,409,761
EXPENSES
Investment management fees	84,738,795	285,383	9,061,315	22,741,644	751,268
Administration fees	10,785,438	33,725	951,860	2,655,976	68,259
Distribution and service fees
Class A Shares	7,833,237	-	553,291	1,716,405	24,313
Class C Shares	21,259,623	-	1,343,217	619,889	18,515
Class R3 Shares	153,346	-	18,983	762,867	-
Class R4 Shares	48,123	-	15,392	269,013	-
Transfer agent fees
Class A Shares	2,397,260	-	183,274	834,030	27,619
Class C Shares	1,265,397	-	97,824	20,970	4,498
Class I Shares	6,088,791	3,619	583,291	697,069	33,108
Class R3 Shares	39,969	-	6,658	287,417	-
Class R4 Shares	73,069	-	10,831	188,137	-
Class R5 Shares	104,800	-	95,420	173,746	-
Class R6 Shares	12,127	-	6,073	13,841	-
Registration and filing fees
Class A Shares	38,564	-	15,442	18,668	14,962
Class C Shares	24,434	-	13,031	13,204	14,962
Class I Shares	75,211	1,003	19,044	30,156	15,068
Class R3 Shares	13,282	-	13,072	14,793	-
Class R4 Shares	13,422	-	13,072	15,763	-
Class R5 Shares	13,807	-	13,629	13,000	-
Class R6 Shares	13,735	-	12,946	14,808	-
Dividend expense on securities sold short	-	33,558	-	-	-
Short sale financing fees	-	5,752	-	-	-
Custodian fees	1,544,621	74,150	194,322	377,017	64,609
Professional fees	495,023	50,603	115,622	193,627	51,769
Trustee and officer fees	902,128	2,754	78,477	210,493	5,447
Other expenses	1,136,251	47,243	158,346	347,321	25,131
Total Expenses	139,070,453	537,790	13,574,432	32,229,854	1,119,528
Less:
Expenses reimbursed	(99,585)	(121,775)	(446,547)	(529,815)	(125,546)
Investment management fees waived	-	-	(474,833)	(187,754)	(58,252)
Net Expenses	138,970,868	416,015	12,653,052	31,512,285	935,730
Net Investment Income (Loss)	$ 510,658,547	$ 308,428	$ 3,625,850	$ 15,405,945	$ 474,031
80   |  Thornburg Equity Funds Annual Report

Statements of Operations, Continued
Year Ended September 30, 2020
	THORNBURG INVESTMENT INCOME BUILDER FUND	THORNBURG SUMMIT FUND	THORNBURG GLOBAL OPPORTUNITIES FUND	THORNBURG INTERNATIONAL VALUE FUND	THORNBURG BETTER WORLD INTERNATIONAL FUND
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments
Non-affiliated issuer investments*	$ (497,128,977)	$ 1,489,486	$ 91,737,441	$ 92,879,252	$ 239,830
Non-controlled affiliated issuers	(61,569,758)	-	-	-	-
Securities sold short	-	67,750	-	-	-
Forward currency contracts	(16,519,035)	-	(231,330)	(2,400,194)	-
Foreign currency transactions	(1,974,156)	219	(215,239)	(1,248,839)	(6,945)
Net realized gain (loss)	(577,191,926)	1,557,455	91,290,872	89,230,219	232,885
Net change in unrealized appreciation (depreciation) on:
Investments
Non-affiliated issuers investments**	(1,113,216,090)	4,660,748	60,266,833	341,125,076	15,446,687
Non-controlled affiliated issuers	(244,253,570)	-	-	-	-
Securities sold short	-	(43,857)	-	-	-
Forward currency contracts	(74,121,812)	15,525	(4,639,477)	-	-
Foreign currency translations	3,060,897	625	31,557	156,989	4,102
Change in net unrealized appreciation (depreciation)	(1,428,530,575)	4,633,041	55,658,913	341,282,065	15,450,789
Net Realized and Unrealized Gain (Loss)	(2,005,722,501)	6,190,496	146,949,785	430,512,284	15,683,674
Change in Net Assets Resulting from Operations	$ (1,495,063,954)	$ 6,498,924	$ 150,575,635	$ 445,918,229	$ 16,157,705
* Net of foreign capital gain taxes	$ 152	$ -	$ 1,811,466	$ 677,150	$ -
** Net of change in deferred taxes	$ -	$ (19,200)	$ (2,025,208)	$ 858,720	$ -
See notes to financial statements.
Thornburg Equity Funds Annual Report  |  81

Statements of Operations, Continued
Year Ended September 30, 2020
	THORNBURG INTERNATIONAL GROWTH FUND	THORNBURG DEVELOPING WORLD FUND	Thornburg Value Fund	THORNBURG CORE GROWTH FUND	THORNBURG LONG/SHORT EQUITY FUND
INVESTMENT INCOME
Dividend income
Non-affiliated issuers	$ 14,807,569	$ 14,597,481	$ 11,339,575	$ 3,500,836	$ 2,077,444
Non-controlled affiliated issuers	1,004,294	383,423	334,053	364,294	198,186
Dividend taxes withheld	(1,426,052)	(1,615,107)	(236,574)	(2,123)	(68,329)
Interest income	4,713	-	6,419	3,997	-
Total Income	14,390,524	13,365,797	11,443,473	3,867,004	2,207,301
EXPENSES
Investment management fees	12,400,287	8,040,561	6,821,818	5,438,904	1,851,149
Administration fees	1,335,082	746,016	705,359	557,344	131,000
Distribution and service fees
Class A Shares	287,890	242,659	996,006	698,296	-
Class C Shares	444,344	558,695	292,604	359,804	-
Class R3 Shares	28,964	-	132,646	150,186	-
Class R4 Shares	20,279	-	12,981	7,710	-
Transfer agent fees
Class A Shares	102,859	105,154	392,907	240,017	-
Class C Shares	40,961	55,676	26,673	22,582	-
Class I Shares	791,473	430,374	315,252	175,488	149,989
Class R3 Shares	20,051	-	52,373	52,855	-
Class R4 Shares	7,075	-	13,204	10,383	-
Class R5 Shares	95,592	5,984	58,919	42,330	-
Class R6 Shares	7,421	14,259	-	-	-
Registration and filing fees
Class A Shares	15,244	13,875	15,149	16,022	-
Class C Shares	12,852	13,409	13,678	13,011	-
Class I Shares	22,158	21,861	14,498	14,107	27,650
Class R3 Shares	13,222	-	13,119	13,145	-
Class R4 Shares	13,227	-	13,049	13,009	-
Class R5 Shares	14,261	13,691	13,023	13,166	-
Class R6 Shares	13,119	13,691	-	-	-
Dividend expense on securities sold short	-	-	-	-	1,425,445
Short sale financing fees	-	-	-	-	946,032
Custodian fees	272,779	312,476	70,304	61,414	53,381
Professional fees	86,479	68,644	79,477	64,187	48,096
Trustee and officer fees	105,263	57,903	57,701	44,151	12,742
Other expenses	163,580	102,448	92,483	62,875	24,940
Total Expenses	16,314,462	10,817,376	10,203,223	8,070,986	4,670,424
Less:
Expenses reimbursed	(538,030)	(481,708)	(501,668)	(326,841)	(77,569)
Investment management fees waived	-	(243,905)	(3,022)	(2,858)	-
Net Expenses	15,776,432	10,091,763	9,698,533	7,741,287	4,592,855
Net Investment Income (Loss)	$ (1,385,908)	$ 3,274,034	$ 1,744,940	$ (3,874,283)	$ (2,385,554)
82   |  Thornburg Equity Funds Annual Report

Statements of Operations, Continued
Year Ended September 30, 2020
	THORNBURG INTERNATIONAL GROWTH FUND	THORNBURG DEVELOPING WORLD FUND	Thornburg Value Fund	THORNBURG CORE GROWTH FUND	THORNBURG LONG/SHORT EQUITY FUND
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Non-affiliated issuer investments*	$ 19,542,212	$ (1,288,190)	$ 13,418,369	$ 50,940,368	$ 20,464,060
Securities sold short	-	-	-	-	(43,967,431)
Forward currency contracts	(1,452,058)	-	(1,557,770)	-	-
Foreign currency transactions	(105,962)	(715,069)	13,529	4,522	(117,646)
Net realized gain (loss)	17,984,192	(2,003,259)	11,874,128	50,944,890	(23,621,017)
Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuers investments**	409,818,340	94,496,162	17,636,872	142,485,841	(822,158)
Securities sold short	-	-	-	-	13,572,089
Forward currency contracts	(310,039)	-	(16,038)	-	-
Foreign currency translations	42,576	13,428	1,038	216	2,466
Change in net unrealized appreciation (depreciation)	409,550,877	94,509,590	17,621,872	142,486,057	12,752,397
Net Realized and Unrealized Gain (Loss)	427,535,069	92,506,331	29,496,000	193,430,947	(10,868,620)
Change in Net Assets Resulting from Operations	$ 426,149,161	$ 95,780,365	$ 31,240,940	$ 189,556,664	$ (13,254,174)
* Net of foreign capital gain taxes	$ 59,546	$ 687,277	$ -	$ -	$ -
** Net of change in deferred taxes	$ -	$ (1,271,763)	$ -	$ -	$ (5,703)
See notes to financial statements.
Thornburg Equity Funds Annual Report  |  83

Statements of Changes in Net Assets

	THORNBURG INVESTMENT INCOME BUILDER FUND		THORNBURG SUMMIT FUND
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Period Ended September 30, 2019*
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 510,658,547	$ 622,449,712	$ 308,428	$ 318,669
Net realized gain (loss)	(577,191,926)	93,973,879	1,557,455	133,329
Net change in unrealized appreciation (depreciation)	(1,428,530,575)	(169,703,765)	4,633,041	1,042,165
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,495,063,954)	546,719,826	6,498,924	1,494,163
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(140,160,970)	(145,285,706)	-	-
Class C Shares	(79,560,108)	(115,848,620)	-	-
Class I Shares	(314,611,492)	(353,388,550)	(621,180)	(251,823)
Class R3 Shares	(1,267,495)	(1,660,148)	-	-
Class R4 Shares	(812,804)	(1,133,088)	-	-
Class R5 Shares	(2,414,331)	(2,557,558)	-	-
Class R6 Shares	(6,442,480)	(7,383,222)	-	-
FUND SHARE TRANSACTIONS
Class A Shares	(49,476,916)	83,585,956	-	-
Class C Shares	(868,358,997)	(888,620,255)	-	-
Class I Shares	(1,543,717,711)	35,004,150	4,518,788	34,247,077
Class R3 Shares	(7,352,750)	(10,267,472)	-	-
Class R4 Shares	(8,875,014)	(5,668,174)	-	-
Class R5 Shares	(7,465,990)	422,399	-	-
Class R6 Shares	(52,296,768)	1,725,253	-	-
Net Increase (Decrease) in Net Assets	(4,577,877,780)	(864,355,209)	10,396,532	35,489,417
NET ASSETS
Beginning of Year	14,206,223,035	15,070,578,244	35,489,417	0
End of Year	$ 9,628,345,255	$ 14,206,223,035	$ 45,885,949	$ 35,489,417

*	For the period from commencement of operations on March 01, 2019 through September 30, 2019.
See notes to financial statements.
84  |  Thornburg Equity Funds Annual Report

Statements of Changes in Net Assets, Continued

	THORNBURG GLOBAL OPPORTUNITIES FUND		THORNBURG INTERNATIONAL VALUE FUND
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 3,625,850	$ 12,674,753	$ 15,405,945	$ 36,498,482
Net realized gain (loss)	91,290,872	20,393,776	89,230,219	254,258,240
Net change in unrealized appreciation (depreciation)	55,658,913	(164,532,027)	341,282,065	(275,033,639)
Net Increase (Decrease) in Net Assets Resulting from Operations	150,575,635	(131,463,498)	445,918,229	15,723,083
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(3,426,643)	(6,084,601)	(42,355,549)	(8,986,188)
Class C Shares	(1,537,470)	(1,977,267)	(4,756,124)	-
Class I Shares	(13,354,554)	(23,054,670)	(110,539,987)	(30,860,690)
Class R3 Shares	(49,078)	(108,092)	(10,029,695)	(1,984,958)
Class R4 Shares	(78,406)	(288,231)	(7,549,189)	(1,906,286)
Class R5 Shares	(717,913)	(1,405,780)	(10,042,628)	(3,078,981)
Class R6 Shares	(912,732)	(1,209,350)	(15,441,134)	(7,281,194)
FUND SHARE TRANSACTIONS
Class A Shares	(49,299,840)	(101,269,120)	99,533,983	(126,975,885)
Class C Shares	(51,909,198)	(82,379,964)	(39,363,578)	(76,657,213)
Class I Shares	(311,808,803)	(333,371,480)	(108,657,322)	(731,547,651)
Class R3 Shares	(1,256,092)	(2,626,610)	(22,070,273)	(48,954,078)
Class R4 Shares	(5,125,432)	(9,917,215)	(30,031,627)	(40,117,767)
Class R5 Shares	(14,791,789)	(22,285,902)	(29,013,912)	(75,022,223)
Class R6 Shares	(7,851,038)	(2,114,070)	12,559,232	(236,639,711)
Net Increase (Decrease) in Net Assets	(311,543,353)	(719,555,850)	128,160,426	(1,374,289,742)
NET ASSETS
Beginning of Year	1,252,350,454	1,971,906,304	3,094,594,810	4,468,884,552
End of Year	$ 940,807,101	$ 1,252,350,454	$ 3,222,755,236	$ 3,094,594,810
See notes to financial statements.
Thornburg Equity Funds Annual Report  |  85

Statements of Changes in Net Assets, Continued

	THORNBURG BETTER WORLD INTERNATIONAL FUND		THORNBURG INTERNATIONAL GROWTH FUND
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 474,031	$ 912,777	$ (1,385,908)	$ 4,125,865
Net realized gain (loss)	232,885	(764,557)	17,984,192	12,262,873
Net change in unrealized appreciation (depreciation)	15,450,789	(2,220,228)	409,550,877	(131,871,425)
Net Increase (Decrease) in Net Assets Resulting from Operations	16,157,705	(2,072,008)	426,149,161	(115,482,687)
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(63,296)	(794,041)	(553,089)	(3,914,434)
Class C Shares	(1,257)	(158,603)	(259,350)	(2,516,390)
Class I Shares	(847,463)	(4,524,294)	(9,871,216)	(50,306,025)
Class R3 Shares	-	-	(31,060)	(267,010)
Class R4 Shares	-	-	(43,446)	(355,180)
Class R5 Shares	-	-	(238,867)	(1,314,036)
Class R6 Shares	-	-	(427,726)	(1,827,702)
FUND SHARE TRANSACTIONS
Class A Shares	475,565	1,776,230	(658,225)	(8,526,596)
Class C Shares	67,109	(343,821)	(17,565,314)	(21,012,442)
Class I Shares	10,539,620	10,196,900	(92,300,016)	(121,377,075)
Class R3 Shares	-	-	(1,468,341)	(1,339,119)
Class R4 Shares	-	-	(1,153,056)	(3,982,891)
Class R5 Shares	-	-	(3,155,973)	(5,662,040)
Class R6 Shares	-	-	1,479,004	(1,509,937)
Net Increase (Decrease) in Net Assets	26,327,983	4,080,363	299,902,486	(339,393,564)
NET ASSETS
Beginning of Year	70,898,373	66,818,010	1,446,154,962	1,785,548,526
End of Year	$ 97,226,356	$ 70,898,373	$ 1,746,057,448	$ 1,446,154,962
See notes to financial statements.
86   |  Thornburg Equity Funds Annual Report

Statements of Changes in Net Assets, Continued

	THORNBURG DEVELOPING WORLD FUND		THORNBURG VALUE FUND
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 3,274,034	$ 11,439,642	$ 1,744,940	$ 4,158,599
Net realized gain (loss)	(2,003,259)	15,188,453	11,874,128	(11,319,398)
Net change in unrealized appreciation (depreciation)	94,509,590	33,833,871	17,621,872	(3,595,618)
Net Increase (Decrease) in Net Assets Resulting from Operations	95,780,365	60,461,966	31,240,940	(10,756,417)
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(1,058,043)	(832,625)	(1,021,543)	(1,836,449)
Class C Shares	(162,600)	-	-	-
Class I Shares	(8,943,418)	(7,328,575)	(2,037,070)	(2,694,843)
Class R3 Shares	-	-	(56,105)	(114,235)
Class R4 Shares	-	-	(16,670)	(29,384)
Class R5 Shares	(37,097)	(35,726)	(99,060)	(128,320)
Class R6 Shares	(910,491)	(703,702)	-	-
FUND SHARE TRANSACTIONS
Class A Shares	(5,603,232)	(21,799,926)	(51,175,123)	(42,236,468)
Class C Shares	(19,685,805)	(22,061,241)	(13,648,455)	(14,837,174)
Class I Shares	16,516,659	(80,785,547)	(83,209,561)	(55,270,314)
Class R3 Shares	-	-	(5,633,179)	(8,888,072)
Class R4 Shares	-	-	(1,844,975)	(1,294,640)
Class R5 Shares	41,232	(1,089,073)	(4,640,120)	(767,164)
Class R6 Shares	(505,210)	(3,312,730)	-	-
Net Increase (Decrease) in Net Assets	75,432,360	(77,487,179)	(132,140,921)	(138,853,480)
NET ASSETS
Beginning of Year	809,422,295	886,909,474	875,375,738	1,014,229,218
End of Year	$ 884,854,655	$ 809,422,295	$ 743,234,817	$ 875,375,738
See notes to financial statements.
Thornburg Equity Funds Annual Report  |  87

Statements of Changes in Net Assets, Continued

	THORNBURG CORE GROWTH FUND		THORNBURG LONG/SHORT EQUITY FUND
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ (3,874,283)	$ (2,206,363)	$ (2,385,554)	$ (3,143,968)
Net realized gain (loss)	50,944,890	54,097,373	(23,621,017)	4,168,021
Net change in unrealized appreciation (depreciation)	142,486,057	(71,349,791)	12,752,397	(4,863,694)
Net Increase (Decrease) in Net Assets Resulting from Operations	189,556,664	(19,458,781)	(13,254,174)	(3,839,641)
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(23,521,075)	-	-	-
Class C Shares	(3,795,871)	-	-	-
Class I Shares	(21,867,930)	-	(3,836,877)	(8,099,318)
Class R3 Shares	(2,684,133)	-	-	-
Class R4 Shares	(332,371)	-	-	-
Class R5 Shares	(1,703,398)	-	-	-
From return of capital
Class I Shares	-	-	(116,403)	-
FUND SHARE TRANSACTIONS
Class A Shares	5,416,106	(28,138,946)	-	-
Class C Shares	(6,578,344)	(15,122,046)	-	-
Class I Shares	(33,564,742)	(24,897,376)	(152,774,131)	28,510,781
Class R3 Shares	(2,857,103)	(9,425,792)	-	-
Class R4 Shares	(1,963,162)	(293,149)	-	-
Class R5 Shares	(1,806,614)	(10,416,662)	-	-
Net Increase (Decrease) in Net Assets	94,298,027	(107,752,752)	(169,981,585)	16,571,822
NET ASSETS
Beginning of Year	605,611,577	713,364,329	220,375,491	203,803,669
End of Year	$ 699,909,604	$ 605,611,577	$ 50,393,906	$ 220,375,491
See notes to financial statements.
88   |  Thornburg Equity Funds Annual Report

Statement of Cash Flows
Thornburg Long/Short Equity Fund  |  Year Ended September 30, 2020
Cash Flows from Operating Activities:
Net change in net assets resulting from operations	$ (13,254,174)
Changes in assets and liabilities:
(Increase) decrease in assets:
Cash segregated as collateral on securities sold short	81,634,241
Dividends receivable	100,140
Tax reclaims receivable	(6,640)
Prepaid expenses and other assets	13,317
Increase (decrease) in liabilities:
Payable for short sale financing	(306,139)
Payable for dividends on securities sold short	(102,156)
Payable to investment adviser	(151,568)
Payable for deferred taxes	5,703
Accrued expenses and other payables	4,896
Adjustments to reconcile net change in net assets resulting from operations to net cash provided by (used for) operating activities:
Purchases of investments in securities	(73,656,461)
Payments to cover securities sold short	(206,625,395)
Proceeds from disposition of investments in securities	256,427,155
Proceeds from securities sold short	58,664,528
Purchases of short term investments, net	37,798,791
Net realized (gain) loss:
Investment transactions	(20,464,060)
Securities sold short	43,967,431
Net unrealized (gain) loss:
Investments	822,158
Securities sold short	(13,572,089)
Net cash provided by (used in) operating	$ 151,299,678
Cash Flows from Financing Activities:
Fund shares sold	$ 24,327,072
Fund shares redeemed	(178,891,806)
Fund distributions paid and not reinvested	(147,121)
Net cash provided by (used in) financing	$ (154,711,855)
Net decrease in cash during the period	$ (3,412,177)
Cash and foreign currency, beginning of period:	$ 3,418,747
Cash and foreign currency, end of period:	$ 6,570
Non-cash Activities:
Reinvestment of Fund distributions	3,806,159
See notes to financial statements.
Thornburg Equity Funds Annual Report  |  89

Notes to Financial Statements
September 30, 2020
NOTE 1 – ORGANIZATION
Thornburg Investment Income Builder Fund ("Income Builder Fund"), Thornburg Summit Fund ("Summit Fund"), Thornburg Global Opportunities Fund ("Global Opportunities Fund"), Thornburg International Value Fund ("International Value Fund"), Thornburg Better World International Fund ("Better World International Fund"), Thornburg International Growth Fund ("International Growth Fund"), Thornburg Developing World Fund ("Developing World Fund"), Thornburg Value Fund ("Value Fund"), Thornburg Core Growth Fund ("Growth Fund"), and Thornburg Long/Short Equity Fund ("Long/Short Equity Fund"), collectively the ("Funds"), are diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds are currently ten of twenty-two separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it.
Income Builder Fund: The Fund’s primary investment goal is to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment goal is long-term capital appreciation. The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, small and mid-cap company risk, credit risk, high-yield risk, interest rate risk, prepayment and extension risk, foreign investment risk,developing country risk, risks affecting specific countries or regions, liquidity risk, and real estate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Summit Fund: The Fund’s investment goal is to seek to grow real wealth over time. The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, foreign investment risk, developing country risk, small and mid-cap company risk, short sale risk, credit risk, high yield risk, interest rate risk, prepayment and extension risk, liquidity risk, inflation risk, structured products risk, commodities-related investment risk, real estate risk and derivatives risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Global Opportunities Fund: The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world. The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, foreign investment risk, developing country risk, risks affecting specific countries or regions, small and mid-cap company risk, credit risk, interest rate risk, liquidity risk, and real estate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
International Value Fund: The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary objective, the Fund also seeks some current income. The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, foreign investment risk, developing country risk, risks affecting specific countries or regions, risks affecting investments in China, small and mid-cap company risk, credit risk, interest rate risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Better World International Fund: The Fund seeks long-term capital appreciation. The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, foreign investment risk, developing country risk, risks affecting specific countries or regions, small and mid-cap company risk, credit risk, interest rate risk, liquidity risk, social investing risk, and real estate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
International Growth Fund: The Fund seeks long-term capital appreciation by investing in equity securities selected for their growth potential. The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, foreign investment risk, developing country risk, risks affecting specific countries or regions, small and mid-cap company risk, credit risk, interest rate risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Developing World Fund: The Fund seeks long-term capital appreciation. The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, foreign investment risk, developing country risk, risks affecting specific countries or regions, risks affecting investments in China, small and mid-cap company risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Value Fund: The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary objective, the Fund also seeks some current income. The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, small and mid-cap company risk, foreign investment risk, credit risk, interest rate risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Core Growth Fund: The Fund seeks long-term capital appreciation by investing in equity securities selected for their growth potential. The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific
90   |  Thornburg Equity Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2020
issuers, small and mid-cap company risk, foreign investment risk, credit risk, interest rate risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Long/Short Equity Fund: The Fund seeks long-term capital appreciation. The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, foreign investment risk, developing country risk, small and mid-cap company risk, short sale risk, non-diversification risk, derivatives risk, credit risk, interest rate risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
All countries are vulnerable economically to the impact of a public health crisis, such as the novel virus known as COVID-19. Such crises may depress consumer demand, disrupt supply chains, slow economic growth, and potentially lead to market closures, travel restrictions, government-imposed shutdowns, and quarantines, all of which could adversely affect the economies of many of the markets in which the Funds invest, and which could in turn lead to declines in the value of the Funds’ investments or decrease the liquidity of those investments.
As of September 30, 2020, the Funds currently offer from one to seven classes of shares of beneficial interest:
Each class of shares of the Funds represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge, but bear both a service fee and a distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase but bear a service fee, (vi) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, each Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including administration fees, transfer agent fees, government registration fees, certain printing and postage costs and legal expenses. Currently, class specific expenses of the Funds are limited to distribution and service fees, transfer agent fees, and certain registration and filing fees.
At September 30, 2020, the following classes of shares are offered in each respective Fund:
	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6
Income Builder Fund	X	X	X	X	X	X	X
Summit Fund			X
Global Opportunities Fund	X	X	X	X	X	X	X
International Value Fund	X	X	X	X	X	X	X
Better World International Fund	X	X	X
International Growth Fund	X	X	X	X	X	X	X
Developing World Fund	X	X	X			X	X
Value Fund	X	X	X	X	X	X
Growth Fund	X	X	X	X	X	X
Long/Short Equity Fund			X
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by each of the Funds in the preparation of its financial statements. Each Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated daily among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income dividends, if any, are declared daily and paid quarterly or annually. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends and distributions are paid and are reinvested in additional shares of the Funds at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Thornburg Equity Funds Annual Report  |  91

Notes to Financial Statements, Continued
September 30, 2020
Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Funds purchase or sell foreign investments, they will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.
The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. These amounts are included in foreign currency transactions in the Statement of Operations.
Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Funds. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to first call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income in the Statement of Operations.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
Repurchase Agreements: The Funds may invest excess cash in repurchase agreements whereby the Funds purchase investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.
Security Valuation: All investments in securities held by the Funds are valued as described in Note 3.
Short Sales: A short sale involves the sale by the Funds of a security that the Funds do not own. The Funds borrow the security that they intend to sell from a broker or other institution, and at a later date the Funds complete the short sale by purchasing that same security on the open market and delivering it to the lending institution. The Funds may be required to pay a premium, fee, or other amount to the lender in exchange for borrowing the security. These amounts are included in "Short sale financing fees" on the Statement of Operations. When it enters into a short sale, the Funds seek to profit on a decline in the price of the security between the date the Funds borrow the security and the date the Funds purchase the security to deliver it to the lender. If, however, the price of the security increases between those dates, or if the price of the security declines by an amount which is not sufficient to cover the expenses of borrowing the security, the Funds will experience a loss. Although the potential for gain as a result of a short sale is limited to the price at which the Funds sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. Short sales held by the Funds during the fiscal year were fully collateralized by segregated cash or other securities, which are denoted on the Schedule of Investments.
Unfunded Loan Commitments: The Income Builder Fund has entered into a loan commitment with Malamute Energy, Inc., of which at September 30, 2020, $318,495 of the $637,245 par commitment had been funded. The maturity date is December 31, 2020.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
92  |  Thornburg Equity Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2020
When-Issued and Delayed Delivery Transactions: The Funds may engage in when-issued or delayed delivery transactions. To the extent the Funds engage in such transactions, they will do so for the purpose of acquiring portfolio investments consistent with the Funds’ investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Funds make a commitment to purchase an investment on a when-issued or delayed delivery basis, the Funds will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Funds’ records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date. The values of these securities held at September 30, 2020 are detailed in the Schedule of Investments.
NOTE 3 – SECURITY VALUATION
Valuation of the Funds’ portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees with obtaining fair market values for portfolio investments, evaluating and monitoring professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assisting in calculating fair values for portfolio investments in certain circumstances, and performing other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, reviews the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Funds would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Funds upon a sale of the investment, and the difference could be material to the Funds’ financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Funds’ valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.
In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Funds’ business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Funds may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.
Debt obligations held by the Funds which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.
Thornburg Equity Funds Annual Report  |  93

Notes to Financial Statements, Continued
September 30, 2020
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Funds, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Funds are likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.
Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Funds may be traded on days and at times when the Funds are not open for business. Consequently, the value of Funds’ investments may be significantly affected on days when shareholders cannot purchase or sell Funds’ shares.
Valuation Hierarchy: The Funds categorize their investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Funds’ investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Funds are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Funds, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Funds are likely to obtain if they sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
94  |  Thornburg Equity Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2020
The following tables display a summary of the fair value hierarchy measurements of each Fund’s investments as of September 30, 2020:
INCOME BUILDER FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 7,906,929,860	$ 7,902,567,050	$ —	$ 4,362,810
Preferred Stock	24,589,050	15,574,050	9,015,000	—
Asset Backed Securities	223,779,580	—	144,504,490	79,275,090
Corporate Bonds	1,031,821,982	—	1,031,022,159	799,823
Convertible Bonds	31,423,750	—	31,423,750	—
Municipal Bonds	2,568,542	—	2,568,542	—
Other Government	3,984,223	—	3,984,223	—
Mortgage Backed	131,000,143	—	119,135,929	11,864,214
Loan Participations	97,052,031	—	89,155,513	7,896,518
Short-Term Investments	76,840,627	76,840,627	—	—
Total Investments in Securities	$ 9,529,989,788	$ 7,994,981,727	$ 1,430,809,606	$ 104,198,455(a)
Other Financial Instruments
Forward Currency Contracts	$ 3,841,504	$ —	$ 3,841,504	$ —
Total Assets	$ 9,533,831,292	$ 7,994,981,727	$ 1,434,651,110	$ 104,198,455
Liabilities
Other Financial Instruments
Forward Currency Contracts	$ (11,189,481)	$ —	$ (11,189,481)	$ —
Total Liabilities	$ (11,189,481)	$ —	$ (11,189,481)	$—

(a) In accordance with the guidance prescribed in Accounting Standards Update ("ASU") No. 2011-04, the following table displays a summary of the valuation techniques and unobservable inputs used to value portfolio securities characterized as Level 3 investments for the period ended at September 30, 2020.

	FAIR VALUE AT September 30, 2020	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT	RANGE (WEIGHTED AVERAGE)
Common Stock	$ 4,362,810	Reference instrument	Discount for lack of marketability	50.00-52.46%/(52.39%) (a)
Asset-Backed Securities	78,971,290	Purchase price	Purchase price	$1,490.00-46,250.00/($22,912.62)
	303,800	Discounted cash flows	Credit spread	3.0%/(N/A)
Corporate Bond	500,000	Recovery analysis	Expected recovery	$10.00/(N/A)
	299,823	Recovery analysis	Expected recovery	$2.00/(N/A) (a)
Loan Participations	318,495	Reference instrument	Expected recovery	$100.00/(N/A) (a)
	7,578,023	Discounted cash flows	Credit spread	22.5%/(N/A)
Mortgage Backed	11,864,214	Purchase price	Purchase price	$0.35-12.24/($8.69)
Total	$ 104,198,455
(a) Represents price used after factoring in market impact including discounts, as applicable.
Thornburg Equity Funds Annual Report  |  95

Notes to Financial Statements, Continued
September 30, 2020
A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2020 is as follows:
INCOME BUILDER FUND	COMMON STOCK	MORTGAGE BACKED	ASSET BACKED SECURITIES	CORPORATE BONDS	LOAN PARTICIPATIONS	TOTAL (d)
Beginning Balance 9/30/2019	$ 130,610	$ –	$ 819,613	$ 1,786,205	$ 11,433,701	$ 14,170,129
Accrued Discounts (Premiums)	–	(24,419)	(1,406,543)	18,640	11,623	(1,400,699)
Net Realized Gain (Loss)(a)	–	–	57,373	117,132	7,819	182,324
Gross Purchases	8,901,841	11,864,214	78,971,290	27,351	4,811	99,769,507
Gross Sales	–	–	(525,000)	(1,421,840)	(1,349,565)	(3,296,405)
Net Change in Unrealized Appreciation (Depreciation)(b)(c)	(4,669,641)	24,419	1,358,357	272,335	(2,211,871)	(5,226,401)
Transfers into Level 3	–	–	–	–	–	–
Transfers out of Level 3	–	–	–	–	–	–
Ending Balance 9/30/2020	$ 4,362,810	$ 11,864,214	$ 79,275,090	$ 799,823	$ 7,896,518	$ 104,198,455

(a)	Amount of net realized gain (loss) from investments recognized in income is included in the Fund’s Statement of Operations for the year ended September 30, 2020.
(b)	Amount of net change in unrealized appreciation (depreciation) on investments recognized in income is included in the Fund’s Statement of Operations for the year ended September 30, 2020.
(c)	The net change in unrealized appreciation (depreciation) attributable to securities owned at September 30, 2020, which were valued using significant unobservable inputs, was $(5,246,908). This is included within net change in unrealized appreciation (depreciation) on investments in the Fund’s the Statement of Operations for the year ended September 30, 2020.
(d)	Level 3 investments represent 1.08% of total net assets at the year ended September 30, 2020. Significant fluctuations of the unobservable inputs applied to portfolio securities characterized as Level 3 investments could be expected to increase or decrease the fair value of these portfolio securities.

SUMMIT FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 22,662,186	$ 22,662,186	$ —	$ —
Asset Backed Securities	2,890,814	—	2,890,814	—
Corporate Bonds	1,659,640	—	1,659,640	—
Convertible Bonds	180,791	—	180,791	—
U.S. Treasury Securities	7,499,618	7,499,618	—	—
Mortgage Backed	5,893,545	—	5,893,545	—
Loan Participations	75,460	—	75,460	—
Exchange-Traded Funds	1,421,930	1,421,930	—	—
Short-Term Investments	5,456,497	5,456,497	—	—
Total Investments in Securities	$ 47,740,481	$ 37,040,231	$ 10,700,250	$ —
Other Financial Instruments
Forward Currency Contracts	$ 15,525	$ —	$ 15,525	$ —
Total Assets	$ 47,756,006	$ 37,040,231	$ 10,715,775	$ —
Liabilities
Investment in Securities Sold Short
Common Stock	$ (1,993,325)	$ (1,993,325)	$ —	$ —
Total Liabilities	$ (1,993,325)	$ (1,993,325)	$ —	$—
96   |  Thornburg Equity Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2020
GLOBAL OPPORTUNITIES FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 881,551,411	$ 881,551,411	$ —	$ —
Short-Term Investments	69,189,955	69,189,955	—	—
Total Investments in Securities	$ 950,741,366	$ 950,741,366	$ —	$ —
Other Financial Instruments
Forward Currency Contracts	$ 246,305	$ —	$ 246,305	$ —
Total Assets	$ 950,987,671	$ 950,741,366	$ 246,305	$ —
Liabilities
Other Financial Instruments
Forward Currency Contracts	$ (358,359)	$ —	$ (358,359)	$ —
Total Liabilities	$ (358,359)	$ —	$ (358,359)	$ —
INTERNATIONAL VALUE FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 3,122,472,399	$ 3,122,472,399	$ —	$ —
Short-Term Investments	91,288,131	91,288,131	—	—
Total Investments in Securities	$ 3,213,760,530	$ 3,213,760,530	$ —	$ —
Total Assets	$ 3,213,760,530	$ 3,213,760,530	$ —	$ —
BETTER WORLD INTERNATIONAL FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 90,732,043	$ 90,732,043	$ —	$ —
Short-Term Investments	6,414,924	6,414,924	—	—
Total Investments in Securities	$ 97,146,967	$ 97,146,967	$ —	$ —
Total Assets	$ 97,146,967	$ 97,146,967	$ —	$ —
INTERNATIONAL GROWTH FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 1,606,431,109	$ 1,606,431,109	$ —	$ —
Short-Term Investments	138,392,151	138,392,151	—	—
Total Investments in Securities	$ 1,744,823,260	$ 1,744,823,260	$ —	$ —
Total Assets	$ 1,744,823,260	$ 1,744,823,260	$ —	$ —
DEVELOPING WORLD FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 840,021,918	$ 840,021,918	$ —	$ —
Preferred Stock	8,118,919	8,118,919	—	—
Short-Term Investments	38,182,670	38,182,670	—	—
Total Investments in Securities	$ 886,323,507	$ 886,323,507	$ —	$ —
Total Assets	$ 886,323,507	$ 886,323,507	$ —	$—
Thornburg Equity Funds Annual Report  |  97

Notes to Financial Statements, Continued
September 30, 2020
VALUE FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 723,815,710	$ 723,815,710	$ —	$ —
Short-Term Investments	20,456,644	20,456,644	—	—
Total Investments in Securities	$ 744,272,354	$ 744,272,354	$ —	$ —
Other Financial Instruments
Forward Currency Contracts	$ 266,046	$ —	$ 266,046	$ —
Total Assets	$ 744,538,400	$ 744,272,354	$ 266,046	$ —
GROWTH FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 650,409,493	$ 650,409,493	$ —	$ —
Short-Term Investments	50,196,079	50,196,079	—	—
Total Investments in Securities	$ 700,605,572	$ 700,605,572	$ —	$ —
Total Assets	$ 700,605,572	$ 700,605,572	$ —	$ —
LONG/SHORT EQUITY FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 51,836,842	$ 51,836,842	$ —	$ —
Short-Term Investments	11,372,704	11,372,704	—	—
Total Investments in Securities	$ 63,209,546	$ 63,209,546	$ —	$ —
Total Assets	$ 63,209,546	$ 63,209,546	$ —	$ —
Liabilities
Investment in Securities Sold Short
Common Stock	$ (32,945,193)	$ (32,945,193)	$ —	$ —
Exchange-Traded Funds	(67,673)	(67,673)	—	—
Total Investment in Securities Sold Short	$ (33,012,866)	$ (33,012,866)	$ —	$ —
Total Liabilities	$ (33,012,866)	$ (33,012,866)	$ —	$—
NOTE 4 – INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment management agreement, the Advisor serves as the investment advisor and performs services for the Funds for which the fees are payable at the end of each month. Under the investment advisory agreement, each Fund pays the Advisor a management fee based on the average daily net assets of the Funds at an annual rate as shown in the following table:
INCOME BUILDER FUND, GLOBAL OPPORTUNITIES FUND, INTERNATIONAL VALUE FUND, INTERNATIONAL GROWTH FUND, VALUE FUND, GROWTH FUND		SUMMIT FUND		BETTER WORLD INTERNATIONAL FUND, DEVELOPING WORLD FUND		LONG/SHORT EQUITY FUND
DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE
Up to $500 million	0.875%	Up to $500 million	0.750%	Up to $500 million	0.975%	Up to $500 million	1.250%
Next $500 million	0.825	Next $500 million	0.700	Next $500 million	0.925	Next $500 million	1.200
Next $500 million	0.775	Next $500 million	0.650	Next $500 million	0.875	Next $1 billion	1.150
Next $500 million	0.725	Next $500 million	0.625	Next $500 million	0.825	Over $2 billion	1.100
Over $2 billion	0.675	Over $2 billion	0.600	Over $2 billion	0.775
98   |  Thornburg Equity Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2020
The Funds’ effective management fee of the Funds’ average daily net assets (before applicable management fee waivers) for the year ended September 30, 2020 were as shown in the following table. Total management fees incurred by the Funds for the year ended September 30, 2020 are set forth in the Statement of Operations.
Effective Management Fee
Income Builder Fund	0.696%
Summit Fund	0.750
Global Opportunities Fund	0.843
International Value Fund	0.758
Better World International Fund	0.975
International Growth Fund	0.823
Developing World Fund	0.955
Value Fund	0.856
Growth Fund	0.865
Long/Short Equity Fund	1.250
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Funds’ shares. The fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:
Administrative Services Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Funds. Total administrative services fees incurred by each class of shares of the Funds for the year ended September 30, 2020, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Funds’ shares. For the year ended September 30, 2020, the Distributor has advised the Funds that they earned net commissions from the sale of Class A shares and collected contingent deferred sales charges ("CDSC Fees") from redemptions of Class C shares as follows:
	Commissions	CDSC fees
Income Builder Fund	$ 225,461	$ 93,057
Global Opportunities Fund	7,383	4,678
International Value Fund	7,339	3,405
Better World International Fund	1,182	566
International Growth Fund	14,877	2,078
Developing World Fund	5,447	1,832
Value Fund	10,301	1,263
Growth Fund	11,492	1,959
Pursuant to a service plan under Rule 12b-1 of the 1940 Act, the Funds may reimburse to the Distributor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to the applicable Class A, Class C, Class I, Class R3, Class R4, and Class R5 shares of the Income Builder Fund, Global Opportunities Fund, International Value Fund, International Growth Fund, Value Fund and Growth Fund, Class A, Class C, Class I, and Class R5 shares of the Developing World Fund, Class A, Class C, Class I shares of the Better World International Fund and Class I shares of the Summit Fund and Long/Short Equity Fund. For the year ended September 30, 2020,
Thornburg Equity Funds Annual Report  |  99

Notes to Financial Statements, Continued
September 30, 2020
there were no 12b-1 service plan fees charged for Class I or Class R5 shares. Class R6 shares are not subject to a service plan. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of each Funds’ shares and shareholder services.
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Funds’ Class C and Class R3 shares, under which the Funds compensate the Distributor for services in promoting the sale of Class C and Class R3 shares of the Funds at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Funds under their respective service and distribution plans for the year ended September 30, 2020 are set forth in the Statements of Operations.
The Advisor has contractually agreed to waive fees and reimburse expenses incurred by the Funds. The agreement may be terminated by the Funds at any time, but may not be terminated by the Advisor before February 1, 2021 as to the Income Builder Fund, Summit Fund, Global Opportunities Fund, International Value Fund, Better World International Fund, International Growth, and Developing World Fund, and may not be terminated by the Advisor before September 30, 2021 as to the Value Fund and Growth Fund, unless the Advisor ceases to be the investment advisor to the Funds prior to such dates. The Advisor may recoup amounts waived or reimbursed during the year ended September 30, 2020 if, during the fiscal year, expenses fall below the contractual limit that was in place at the time these fees and expenses were waived or reimbursed. The Advisor will not recoup fees or expenses as described in the preceding sentence if that recoupment would cause the Fund’s total annual operating expenses (after the recoupment is taken into account) to exceed the lesser of: (a) the expense cap that was in place at the time the waiver or reimbursement occurred; or (b) the expense cap that is in place at the time of the recoupment.
Actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus as shown in the following table:
	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6
Income Builder Fund	—%	—%	—%	1.50%	1.40%	0.99%	0.80%
Summit Fund	—	—	0.99	—	—	—	—
Global Opportunities Fund	—	—	—	1.50	1.40	0.99	0.85
International Value Fund	—	—	—	1.45	1.25	0.99	—
Better World International Fund	1.83	2.38	1.09	—	—	—	—
International Growth Fund	—	—	—	1.50	1.40	0.99	0.89
Developing World Fund	—	—	1.09	—	—	1.09	0.99
Value Fund*	1.18	2.04	0.84	1.20	1.10	0.84	—
Growth Fund*	1.20	2.03	0.84	1.35	1.25	0.84	—

*	The Advisor agreed to waive fees for the Value Fund and Growth Fund at the fee rates reflected in the table on 9/30/2020. For the periods between October 1, 2019 through September 29, 2020 the Advisor agreed to waive rates as follows, respectively: Class I – 0.99% and 0.99%, Class R3 – 1.35% and 1.50%, Class R4 – 1.25% and 1.40%, and Class R5 – 0.99% and 0.99%.
For the year ended September 30, 2020, the Advisor contractually reimbursed certain class specific expenses and distribution fees and voluntarily waived Fund level investment advisory fees as follows:
Contractual:	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Total
Income Builder Fund	$ —	$ —	$ —	$ —	$ 21,947	$ 29,208	$ 48,430	$ 99,585
Summit Fund	—	—	121,775	—	—	—	—	121,775
Global Opportunities Fund	—	—	—	17,379	10,720	90,123	58,299	176,521
International Value Fund	—	—	—	193,026	72,628	32,944	—	298,598
Better World International Fund	3,635	15,728	106,183	—	—	—	—	125,546
International Growth Fund	—	—	—	30,507	4,376	98,678	52,598	186,159
Developing World Fund	—	—	381,642	—	—	19,389	80,677	481,708
Value Fund	1,581	93	306,178	100,751	25,311	70,776	—	504,690
Growth Fund	1,331	151	190,800	63,194	18,574	55,649	—	329,699
Voluntary:	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Total
Global Opportunities Fund	$ 97,786	$ 59,322	$ 547,816	$ 1,677	$ 2,716	$ 15,957	$ 19,585	$ 744,859
International Value Fund	43,010	3,875	101,666	9,550	6,731	8,605	245,534	418,971
Better World International Fund	7,351	1,400	49,501	—	—	—	—	58,252
International Growth Fund	—	—	351,871	—	—	—	—	351,871
Developing World Fund	28,102	16,162	181,673	—	—	731	17,237	243,905
Long/Short Equity Fund	—	—	77,569	—	—	—	—	77,569
100  |   Thornburg Equity Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2020
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations.
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations.
The percentage of direct investments in the Funds held by the Trustees, officers of the Trust, and the Advisor is approximately as follows.
Percentage of Direct Investments
Income Builder Fund	1.17%
Summit Fund	90.52
Global Opportunities Fund	4.79
International Value Fund	1.39
Better World International Fund	38.16
International Growth Fund	2.63
Developing World Fund	4.91
Value Fund	5.37
Growth Fund	5.33
Long/Short Equity Fund	26.46
The Funds may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended at September 30, 2020, the Rule 17a-7 purchases, sales and gains/(losses) were as follows.
	Purchases	Sales	Realized gains/(losses)
Summit Fund	$ 1,336,324	$ 2,375,455	$ —
International Growth Fund	4,503,519	—	—
Growth Fund	—	4,503,519	3,062,262
Shown below are holdings of voting securities of each portfolio company which is considered "affiliated" to the Funds under the 1940 Act, including companies for which the Funds’ holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Funds’ invested for cash management purposes during the period:
INCOME BUILDER FUND	Market Value 9/30/19	Purchases at Cost	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appr./(Depr.)	Market Value 9/30/20	Dividend Income
Apollo Investment Corp.	$ 131,408,333	$ -	$ (56,046,012)	$(18,932,910)	$ (15,884,909)	$ 40,544,502	$ 8,019,329
Chimera Investment Corp	172,881,197	52,141,761	(8,214,814)	553,105	(97,641,060)	119,720,189	12,303,476
Malamute Energy, Inc.	130,610	-	-	-	-	130,610	-
MFA Financial, Inc.	244,867,200	-	(26,352,347)	(43,189,953)	(109,075,300)	66,249,600	7,314,381
Solar Capital Ltd.	95,153,135	-	(465,619)	-	(21,652,301)	73,035,215	5,972,239
Thornburg Capital Mgmt. Fund	614,430,438	2,766,126,653	(3,303,716,464)	-	-	76,840,627	4,373,303
Total	$1,258,870,913	$2,818,268,414	$(3,394,795,256)	$(61,569,758)	$(244,253,570)	$376,520,743	$37,982,728
SUMMIT FUND
Thornburg Capital Mgmt. Fund	$ 3,204,470	$ 35,736,073	$ (33,484,046)	$ -	$ -	$ 5,456,497	$ 42,520
GLOBAL OPPORTUNITIES FUND
Thornburg Capital Mgmt. Fund	$ 87,050,413	$ 418,341,731	$ (436,202,189)	$ -	$ -	$ 69,189,955	$ 706,781
INTERNATIONAL VALUE FUND
Thornburg Capital Mgmt. Fund	$ 326,788,112	$1,109,533,661	$(1,345,033,642)	$ -	$ -	$ 91,288,131	$ 1,627,673
Thornburg Equity Funds Annual Report  |  101

Notes to Financial Statements, Continued
September 30, 2020
BETTER WORLD INTERNATIONAL FUND	Market Value 9/30/19	Purchases at Cost	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appr./(Depr.)	Market Value 9/30/20	Dividend Income
Thornburg Capital Mgmt. Fund	$ 4,609,937	$ 35,536,849	$ (33,731,862)	$ -	$ -	$ 6,414,924	$ 32,719
INTERNATIONAL GROWTH FUND
Thornburg Capital Mgmt. Fund	$ 146,116,782	$ 424,479,033	$ (432,203,664)	$ -	$ -	$138,392,151	$ 1,004,294
DEVELOPING WORLD FUND
Thornburg Capital Mgmt. Fund	$ 30,350,997	$ 265,467,754	$ (257,636,081)	$ -	$ -	$ 38,182,670	$ 383,423
VALUE FUND
Thornburg Capital Mgmt. Fund	$ 26,639,766	$ 218,449,942	$ (224,633,064)	$ -	$ -	$ 20,456,644	$ 334,053
GROWTH FUND
Thornburg Capital Mgmt. Fund	$ 54,791,964	$ 240,591,226	$ (245,187,111)	$ -	$ -	$ 50,196,079	$ 364,294
LONG/SHORT EQUITY FUND
Thornburg Capital Mgmt. Fund	$ 49,171,496	$ 239,214,534	$ (277,013,326)	$ -	$ -	$ 11,372,704	$ 198,186
NOTE 5 – TAXES
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Funds. Therefore, no provision for federal income or excise tax is required.
The Funds file income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Funds’ tax return filings generally remains open for the three years following a return’s filing date. The Funds have analyzed each uncertain tax position believed to be material in the preparation of the Funds’ financial statements for the fiscal year ended September 30, 2020, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Funds have not identified any such position for which an asset or liability must be reflected in the Statements of Assets and Liabilities.
At September 30, 2020, information on the tax components of capital were as follows:
	Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Income Builder Fund	$ 8,840,828,232	$ 2,043,065,839	$ (1,351,025,936)	$ 692,039,903
Summit Fund	40,305,323	5,851,365	(394,007)	5,457,358
Global Opportunities Fund	707,480,763	268,987,820	(25,839,271)	243,148,549
International Value Fund	2,558,736,399	715,401,166	(60,377,035)	655,024,131
Better World International Fund	80,688,754	20,172,936	(3,714,723)	16,458,213
International Growth Fund	1,171,029,614	583,861,729	(10,068,083)	573,793,646
Developing World Fund	645,525,991	280,894,439	(40,096,923)	240,797,516
Value Fund	633,936,960	189,702,751	(79,101,311)	110,601,440
Growth Fund	483,255,859	222,221,560	(4,871,847)	217,349,713
Long/Short Equity Fund	11,093,450	23,793,461	(4,690,231)	19,103,230
Temporary differences between book and tax basis appreciation (depreciation) on cost of investments is primarily attributed to tax deferral of losses on wash sales, distributions from real estate investment trusts (“REITs”), distributions from non-REIT securities, partnership basis adjustments and mark-to-market of forward currency contracts.
102  |   Thornburg Equity Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2020
At September 30, 2020, the Funds had deferred tax basis late-year ordinary investment losses and deferred tax basis capital losses occurring subsequent to October 31, 2019 through September 30, 2020 per the following table. For tax purposes, such losses will be recognized in the year ending September 30, 2021.
	Deferred Tax Basis
	Late-Year Ordinary Losses	Capital Losses
Income Builder Fund	$ —	$ 642,612,020
Value Fund	—	4,051,938
Long/Short Equity Fund	1,547,334	22,158,746
At September 30, 2020, the Funds had cumulative tax basis capital losses from prior fiscal years as shown on the following table, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.
	Cumulative Capital Losses
	Short-Term	Long-Term
Income Builder Fund	$ 565,486,574	$ 5,698,378
Better World International Fund	488,669	—
Developing World Fund	153,467,637	—
Long/Short Equity Fund	1,600,832	—
During the year ended September 30, 2020, the Funds utilized capital loss carryforwards as shown on the following table.
Utilized Capital Loss Carryforwards
Value Fund	$ 4,653,285
At September 30, 2020, the effect of permanent "book/tax" reclassifications resulted in increases and decreases to components of the Funds’ net assets as follows:
	Distributable Earnings	Net Capital Paid
Summit Fund	$ 33	$ (33)
Global Opportunities Fund	(14,187,197)	14,187,197
International Value Fund	(9,815,598)	9,815,598
International Growth Fund	(57,344)	57,344
Value Fund	5,294	(5,294)
Long/Short Equity Fund	4,223,540	(4,223,540)
These differences are primarily due to the tax treatment of partnership basis adjustments, equalization credits and net operating losses.
Foreign Withholding Taxes: The Funds are subject to foreign tax withholding imposed by certain foreign countries in which the Funds may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Funds would expect to record a receivable for such a reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Funds have recorded no such receivable because there is limited precedent for collecting such prior year reclaims.
Deferred Foreign Capital Gain Taxes: The Funds are subject to a tax imposed on net realized gains of securities of certain foreign countries. The Funds record an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
Thornburg Equity Funds Annual Report  |  103

Notes to Financial Statements, Continued
September 30, 2020
At September 30, 2020, the Funds had undistributed tax basis ordinary investment income and undistributed tax basis capital gains as follows:
	Undistributed Tax Basis Ordinary Investment Income	Undistributed tax basis capital gains
Income Builder Fund	$ 44,686,133	$ —
Summit Fund	1,363,151	355,658
Global Opportunities Fund	20,681,089	44,789,697
International Value Fund	54,448,437	41,267,738
Better World International Fund	467,077	—
International Growth Fund	14,246,817	4,632,425
Developing World Fund	1,419,695	—
Value Fund	—	—
Growth Fund	7,599,627	37,224,329
Long/Short Equity Fund	—	—
The tax character of distributions paid for the Funds during the year ended September 30, 2020, and September 30, 2019, were as follows:
	DISTRIBUTIONS FROM:
	ORDINARY INCOME		CAPITAL GAINS		RETURN OF CAPITAL
	2020	2019	2020	2019	2020	2019
Income Builder Fund	$ 545,269,680	$ 627,256,892	$ —	$ —	$ —	$ —
Summit Fund	621,180	251,823	—	—	—	—
Global Opportunities Fund	7,850,527	34,127,991	12,226,269	—	—	—
International Value Fund	33,777,968	54,098,297	166,936,338	—	—	—
Better World International Fund	912,016	3,160,279	—	2,316,659	—	—
International Growth Fund	4,149,506	6,590,447	7,275,248	53,910,330	—	—
Developing World Fund	11,111,649	8,900,628	—	—	—	—
Value Fund	2,907,991	4,803,231	322,457	—	—	—
Growth Fund	—	—	53,904,778	—	—	—
Long/Short Equity Fund	—	341,872	3,836,877	7,757,446	116,403	—
NOTE 6 – SHARES OF BENEFICIAL INTEREST
At September 30, 2020, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
	YEAR ENDED September 30, 2020		YEAR ENDED September 30, 2019
INCOME BUILDER FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	33,954,304	$ 671,006,488	33,705,434	$ 707,103,365
Shares issued to shareholders in reinvestment of dividends	6,804,754	130,105,110	6,463,698	135,920,991
Shares repurchased	(44,294,126)	(850,588,514)	(35,866,394)	(759,438,400)
Net increase (decrease)	(3,535,068)	$ (49,476,916)	4,302,738	$ 83,585,956
Class C Shares
Shares sold	5,035,779	$ 103,086,006	7,061,223	$ 148,341,647
Shares issued to shareholders in reinvestment of dividends	3,776,942	72,439,023	5,004,929	104,768,735
Shares repurchased	(53,608,115)	(1,043,884,026)	(54,396,665)	(1,141,730,637)
Net increase (decrease)	(44,795,394)	$ (868,358,997)	(42,330,513)	$ (888,620,255)
104  |   Thornburg Equity Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2020
	YEAR ENDED September 30, 2020		YEAR ENDED September 30, 2019
INCOME BUILDER FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class I Shares
Shares sold	55,456,674	$ 1,115,101,799	73,615,316	$ 1,562,786,242
Shares issued to shareholders in reinvestment of dividends	14,622,421	281,259,056	14,703,460	311,369,187
Shares repurchased	(156,683,732)	(2,940,078,566)	(86,778,222)	(1,839,151,279)
Net increase (decrease)	(86,604,637)	$ (1,543,717,711)	1,540,554	$ 35,004,150
Class R3 Shares
Shares sold	155,368	$ 3,111,082	209,743	$ 4,403,248
Shares issued to shareholders in reinvestment of dividends	61,979	1,188,934	71,195	1,492,405
Shares repurchased	(580,564)	(11,652,766)	(767,138)	(16,163,125)
Net increase (decrease)	(363,217)	$ (7,352,750)	(486,200)	$ (10,267,472)
Class R4 Shares
Shares sold	240,918	$ 4,861,777	326,458	$ 6,855,745
Shares issued to shareholders in reinvestment of dividends	29,673	569,279	34,362	721,871
Shares repurchased	(733,982)	(14,306,070)	(626,921)	(13,245,790)
Net increase (decrease)	(463,391)	$ (8,875,014)	(266,101)	$ (5,668,174)
Class R5 Shares
Shares sold	820,902	$ 15,807,888	623,849	$ 13,230,266
Shares issued to shareholders in reinvestment of dividends	103,929	2,006,543	114,673	2,425,762
Shares repurchased	(1,257,618)	(25,280,421)	(712,201)	(15,233,629)
Net increase (decrease)	(332,787)	$ (7,465,990)	26,321	$ 422,399
Class R6 Shares
Shares sold	701,888	$ 14,357,341	638,809	$ 13,481,559
Shares issued to shareholders in reinvestment of dividends	307,076	5,895,100	315,339	6,657,506
Shares repurchased	(3,624,270)	(72,549,209)	(873,000)	(18,413,812)
Net increase (decrease)	(2,615,306)	$ (52,296,768)	81,148	$ 1,725,253
	YEAR ENDED September 30, 2020		PERIOD ENDED September 30, 2019*
SUMMIT FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class I Shares
Shares sold	444,858	$ 5,392,575	3,370,232	$ 34,036,328
Shares issued to shareholders in reinvestment of dividends	54,495	546,992	20,145	210,749
Shares repurchased	(122,156)	(1,420,779)	-	-
Net increase (decrease)	377,197	$ 4,518,788	3,390,377	$ 34,247,077
* The Fund commenced operations on March 01, 2019.
	YEAR ENDED September 30, 2020		YEAR ENDED September 30, 2019
GLOBAL OPPORTUNITIES FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	919,497	$ 26,340,798	781,038	$ 20,906,242
Shares issued to shareholders in reinvestment of dividends	108,824	3,274,818	242,411	5,769,379
Shares repurchased	(2,811,987)	(78,915,456)	(4,718,077)	(127,944,741)
Net increase (decrease)	(1,783,666)	$ (49,299,840)	(3,694,628)	$ (101,269,120)
Thornburg Equity Funds Annual Report  |  105

Notes to Financial Statements, Continued
September 30, 2020
	YEAR ENDED September 30, 2020		YEAR ENDED September 30, 2019
GLOBAL OPPORTUNITIES FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class C Shares
Shares sold	157,029	$ 4,196,787	321,134	$ 8,203,210
Shares issued to shareholders in reinvestment of dividends	50,480	1,438,786	79,218	1,826,769
Shares repurchased	(2,077,863)	(57,544,771)	(3,542,700)	(92,409,943)
Net increase (decrease)	(1,870,354)	$ (51,909,198)	(3,142,348)	$ (82,379,964)
Class I Shares
Shares sold	2,616,768	$ 74,537,277	6,403,173	$ 173,821,046
Shares issued to shareholders in reinvestment of dividends	401,346	12,189,854	865,374	20,630,523
Shares repurchased	(14,134,777)	(398,535,934)	(19,616,732)	(527,823,049)
Net increase (decrease)	(11,116,663)	$ (311,808,803)	(12,348,185)	$ (333,371,480)
Class R3 Shares
Shares sold	19,293	$ 557,451	30,849	$ 826,958
Shares issued to shareholders in reinvestment of dividends	1,382	40,806	2,888	68,136
Shares repurchased	(63,158)	(1,854,349)	(131,740)	(3,521,704)
Net increase (decrease)	(42,483)	$ (1,256,092)	(98,003)	$ (2,626,610)
Class R4 Shares
Shares sold	101,219	$ 2,951,799	152,774	$ 3,989,913
Shares issued to shareholders in reinvestment of dividends	1,970	57,789	8,800	207,684
Shares repurchased	(280,309)	(8,135,020)	(524,575)	(14,114,812)
Net increase (decrease)	(177,120)	$ (5,125,432)	(363,001)	$ (9,917,215)
Class R5 Shares
Shares sold	305,578	$ 8,968,629	296,661	$ 8,089,436
Shares issued to shareholders in reinvestment of dividends	22,000	668,594	56,561	1,349,546
Shares repurchased	(826,155)	(24,429,012)	(1,152,006)	(31,724,884)
Net increase (decrease)	(498,577)	$ (14,791,789)	(798,784)	$ (22,285,902)
Class R6 Shares
Shares sold	69,831	$ 1,970,397	301,553	$ 8,281,671
Shares issued to shareholders in reinvestment of dividends	28,664	874,386	43,624	1,042,604
Shares repurchased	(368,733)	(10,695,821)	(416,053)	(11,438,345)
Net increase (decrease)	(270,238)	$ (7,851,038)	(70,876)	$ (2,114,070)
	YEAR ENDED September 30, 2020		YEAR ENDED September 30, 2019
INTERNATIONAL VALUE FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	11,036,296	$ 241,090,076	4,193,267	$ 91,176,594
Shares issued to shareholders in reinvestment of dividends	1,690,808	38,525,668	432,321	8,153,571
Shares repurchased	(8,031,502)	(180,081,761)	(10,476,530)	(226,306,050)
Net increase (decrease)	4,695,602	$ 99,533,983	(5,850,942)	$ (126,975,885)
106  |   Thornburg Equity Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2020
	YEAR ENDED September 30, 2020		YEAR ENDED September 30, 2019
INTERNATIONAL VALUE FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class C Shares
Shares sold	195,610	$ 3,778,936	259,750	$ 4,848,426
Shares issued to shareholders in reinvestment of dividends	191,682	3,835,544	-	-
Shares repurchased	(2,354,864)	(46,978,058)	(4,241,881)	(81,505,639)
Net increase (decrease)	(1,967,572)	$ (39,363,578)	(3,982,131)	$ (76,657,213)
Class I Shares
Shares sold	11,666,281	$ 261,415,569	11,926,611	$ 261,023,247
Shares issued to shareholders in reinvestment of dividends	4,341,837	102,568,667	1,426,129	27,752,471
Shares repurchased	(20,858,200)	(472,641,558)	(46,729,970)	(1,020,323,369)
Net increase (decrease)	(4,850,082)	$ (108,657,322)	(33,377,230)	$ (731,547,651)
Class R3 Shares
Shares sold	1,461,732	$ 32,465,771	959,317	$ 20,864,279
Shares issued to shareholders in reinvestment of dividends	413,171	9,398,883	94,905	1,790,857
Shares repurchased	(2,891,680)	(63,934,927)	(3,275,976)	(71,609,214)
Net increase (decrease)	(1,016,777)	$ (22,070,273)	(2,221,754)	$ (48,954,078)
Class R4 Shares
Shares sold	1,014,688	$ 22,543,980	1,477,039	$ 31,561,225
Shares issued to shareholders in reinvestment of dividends	260,515	5,889,205	66,011	1,235,734
Shares repurchased	(2,630,333)	(58,464,812)	(3,343,042)	(72,914,726)
Net increase (decrease)	(1,355,130)	$ (30,031,627)	(1,799,992)	$ (40,117,767)
Class R5 Shares
Shares sold	832,970	$ 19,366,221	1,157,927	$ 25,895,089
Shares issued to shareholders in reinvestment of dividends	419,984	9,913,022	154,892	3,012,644
Shares repurchased	(2,520,371)	(58,293,155)	(4,623,294)	(103,929,956)
Net increase (decrease)	(1,267,417)	$ (29,013,912)	(3,310,475)	$ (75,022,223)
Class R6 Shares
Shares sold	2,995,276	$ 68,309,226	3,823,624	$ 86,514,020
Shares issued to shareholders in reinvestment of dividends	595,017	14,007,969	358,774	6,949,445
Shares repurchased	(3,097,513)	(69,757,963)	(14,415,098)	(330,103,176)
Net increase (decrease)	492,780	$ 12,559,232	(10,232,700)	$ (236,639,711)
	YEAR ENDED September 30, 2020		YEAR ENDED September 30, 2019
BETTER WORLD INTERNATIONAL FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	114,611	$ 1,657,250	285,435	$ 3,639,837
Shares issued to shareholders in reinvestment of dividends	4,491	63,453	65,598	793,951
Shares repurchased	(91,706)	(1,245,138)	(209,272)	(2,657,558)
Net increase (decrease)	27,396	$ 475,565	141,761	$ 1,776,230
Thornburg Equity Funds Annual Report  |  107

Notes to Financial Statements, Continued
September 30, 2020
	YEAR ENDED September 30, 2020		YEAR ENDED September 30, 2019
BETTER WORLD INTERNATIONAL FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class C Shares
Shares sold	34,557	$ 461,786	19,928	$ 242,846
Shares issued to shareholders in reinvestment of dividends	98	1,371	13,178	158,604
Shares repurchased	(28,068)	(396,048)	(60,397)	(745,271)
Net increase (decrease)	6,587	$ 67,109	(27,291)	$ (343,821)
Class I Shares
Shares sold	1,328,088	$ 19,955,598	1,565,202	$ 20,168,241
Shares issued to shareholders in reinvestment of dividends	52,598	757,411	333,731	4,122,477
Shares repurchased	(744,884)	(10,173,389)	(1,128,238)	(14,093,818)
Net increase (decrease)	635,802	$ 10,539,620	770,695	$ 10,196,900
	YEAR ENDED September 30, 2020		YEAR ENDED September 30, 2019
INTERNATIONAL GROWTH FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	1,297,427	$ 31,637,514	1,359,532	$ 28,489,373
Shares issued to shareholders in reinvestment of dividends	23,326	515,953	177,269	3,634,307
Shares repurchased	(1,401,138)	(32,811,692)	(1,919,924)	(40,650,276)
Net increase (decrease)	(80,385)	$ (658,225)	(383,123)	$ (8,526,596)
Class C Shares
Shares sold	175,714	$ 3,810,999	227,972	$ 4,288,260
Shares issued to shareholders in reinvestment of dividends	11,608	237,299	120,517	2,309,109
Shares repurchased	(983,986)	(21,613,612)	(1,412,167)	(27,609,811)
Net increase (decrease)	(796,664)	$ (17,565,314)	(1,063,678)	$ (21,012,442)
Class I Shares
Shares sold	12,835,206	$ 318,511,331	19,144,670	$ 410,939,079
Shares issued to shareholders in reinvestment of dividends	391,788	9,122,885	2,184,161	45,702,448
Shares repurchased	(17,920,940)	(419,934,232)	(26,924,382)	(578,018,602)
Net increase (decrease)	(4,693,946)	$ (92,300,016)	(5,595,551)	$ (121,377,075)
Class R3 Shares
Shares sold	52,273	$ 1,302,229	78,781	$ 1,662,558
Shares issued to shareholders in reinvestment of dividends	1,287	28,171	10,759	219,052
Shares repurchased	(119,819)	(2,798,741)	(151,941)	(3,220,729)
Net increase (decrease)	(66,259)	$ (1,468,341)	(62,401)	$ (1,339,119)
Class R4 Shares
Shares sold	113,210	$ 2,602,942	96,637	$ 2,047,446
Shares issued to shareholders in reinvestment of dividends	1,043	22,891	8,904	182,073
Shares repurchased	(167,124)	(3,778,889)	(288,377)	(6,212,410)
Net increase (decrease)	(52,871)	$ (1,153,056)	(182,836)	$ (3,982,891)
108  |   Thornburg Equity Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2020
	YEAR ENDED September 30, 2020		YEAR ENDED September 30, 2019
INTERNATIONAL GROWTH FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class R5 Shares
Shares sold	263,078	$ 6,601,246	262,504	$ 5,796,872
Shares issued to shareholders in reinvestment of dividends	9,969	232,842	61,537	1,291,266
Shares repurchased	(404,011)	(9,990,061)	(577,968)	(12,750,178)
Net increase (decrease)	(130,964)	$ (3,155,973)	(253,927)	$ (5,662,040)
Class R6 Shares
Shares sold	351,598	$ 8,989,166	407,174	$ 8,774,427
Shares issued to shareholders in reinvestment of dividends	17,210	404,097	84,527	1,777,102
Shares repurchased	(310,608)	(7,914,259)	(545,823)	(12,061,466)
Net increase (decrease)	58,200	$ 1,479,004	(54,122)	$ (1,509,937)
	YEAR ENDED September 30, 2020		YEAR ENDED September 30, 2019
DEVELOPING WORLD FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	1,146,678	$ 24,308,415	1,085,323	$ 21,275,188
Shares issued to shareholders in reinvestment of dividends	43,975	993,822	45,605	787,592
Shares repurchased	(1,496,605)	(30,905,469)	(2,244,922)	(43,862,706)
Net increase (decrease)	(305,952)	$ (5,603,232)	(1,113,994)	$ (21,799,926)
Class C Shares
Shares sold	111,773	$ 2,300,998	165,190	$ 3,021,325
Shares issued to shareholders in reinvestment of dividends	7,219	155,419	-	-
Shares repurchased	(1,128,640)	(22,142,222)	(1,359,589)	(25,082,566)
Net increase (decrease)	(1,009,648)	$ (19,685,805)	(1,194,399)	$ (22,061,241)
Class I Shares
Shares sold	10,202,334	$ 215,024,040	6,414,296	$ 128,136,137
Shares issued to shareholders in reinvestment of dividends	375,751	8,646,014	401,425	7,057,046
Shares repurchased	(10,311,719)	(207,153,395)	(10,980,973)	(215,978,730)
Net increase (decrease)	266,366	$ 16,516,659	(4,165,252)	$ (80,785,547)
Class R5 Shares
Shares sold	33,619	$ 734,249	77,485	$ 1,515,534
Shares issued to shareholders in reinvestment of dividends	1,618	37,097	2,039	35,726
Shares repurchased	(34,873)	(730,114)	(134,103)	(2,640,333)
Net increase (decrease)	364	$ 41,232	(54,579)	$ (1,089,073)
Class R6 Shares
Shares sold	454,541	$ 9,880,133	412,093	$ 8,203,299
Shares issued to shareholders in reinvestment of dividends	35,374	814,301	36,173	636,287
Shares repurchased	(514,983)	(11,199,644)	(609,784)	(12,152,316)
Net increase (decrease)	(25,068)	$ (505,210)	(161,518)	$ (3,312,730)
Thornburg Equity Funds Annual Report  |  109

Notes to Financial Statements, Continued
September 30, 2020
	YEAR ENDED September 30, 2020		YEAR ENDED September 30, 2019
VALUE FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	288,597	$ 19,780,089	291,297	$ 19,819,489
Shares issued to shareholders in reinvestment of dividends	12,595	978,628	29,837	1,759,754
Shares repurchased	(1,024,526)	(71,933,840)	(937,331)	(63,815,711)
Net increase (decrease)	(723,334)	$ (51,175,123)	(616,197)	$ (42,236,468)
Class C Shares
Shares sold	57,059	$ 3,443,055	81,722	$ 4,843,957
Shares issued to shareholders in reinvestment of dividends	6	388	-	-
Shares repurchased	(268,475)	(17,091,898)	(318,422)	(19,681,131)
Net increase (decrease)	(211,410)	$ (13,648,455)	(236,700)	$ (14,837,174)
Class I Shares
Shares sold	459,761	$ 30,842,745	436,870	$ 30,503,549
Shares issued to shareholders in reinvestment of dividends	24,275	1,940,096	41,897	2,541,041
Shares repurchased	(1,618,372)	(115,992,402)	(1,268,473)	(88,314,904)
Net increase (decrease)	(1,134,336)	$ (83,209,561)	(789,706)	$ (55,270,314)
Class R3 Shares
Shares sold	42,910	$ 2,947,610	46,946	$ 3,167,611
Shares issued to shareholders in reinvestment of dividends	710	54,895	1,862	109,276
Shares repurchased	(123,016)	(8,635,684)	(178,925)	(12,164,959)
Net increase (decrease)	(79,396)	$ (5,633,179)	(130,117)	$ (8,888,072)
Class R4 Shares
Shares sold	11,761	$ 812,495	7,385	$ 507,408
Shares issued to shareholders in reinvestment of dividends	193	15,077	401	23,796
Shares repurchased	(40,626)	(2,672,547)	(26,747)	(1,825,844)
Net increase (decrease)	(28,672)	$ (1,844,975)	(18,961)	$ (1,294,640)
Class R5 Shares
Shares sold	29,790	$ 2,070,138	33,412	$ 2,353,451
Shares issued to shareholders in reinvestment of dividends	1,241	99,060	2,117	128,201
Shares repurchased	(92,380)	(6,809,318)	(46,303)	(3,248,816)
Net increase (decrease)	(61,349)	$ (4,640,120)	(10,774)	$ (767,164)
	YEAR ENDED September 30, 2020		YEAR ENDED September 30, 2019
GROWTH FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	829,379	$ 33,408,666	541,287	$ 20,620,298
Shares issued to shareholders in reinvestment of dividends	605,286	22,341,083	-	-
Shares repurchased	(1,265,384)	(50,333,643)	(1,275,196)	(48,759,244)
Net increase (decrease)	169,281	$ 5,416,106	(733,909)	$ (28,138,946)
110  |   Thornburg Equity Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2020
	YEAR ENDED September 30, 2020		YEAR ENDED September 30, 2019
GROWTH FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class C Shares
Shares sold	175,078	$ 6,081,451	152,226	$ 4,818,016
Shares issued to shareholders in reinvestment of dividends	114,950	3,593,352	-	-
Shares repurchased	(465,487)	(16,253,147)	(601,080)	(19,940,062)
Net increase (decrease)	(175,459)	$ (6,578,344)	(448,854)	$ (15,122,046)
Class I Shares
Shares sold	588,568	$ 25,800,618	596,624	$ 24,270,464
Shares issued to shareholders in reinvestment of dividends	521,773	20,870,933	-	-
Shares repurchased	(1,815,355)	(80,236,293)	(1,186,019)	(49,167,840)
Net increase (decrease)	(705,014)	$ (33,564,742)	(589,395)	$ (24,897,376)
Class R3 Shares
Shares sold	141,540	$ 5,705,049	111,678	$ 4,160,104
Shares issued to shareholders in reinvestment of dividends	71,185	2,603,937	-	-
Shares repurchased	(280,132)	(11,166,089)	(361,286)	(13,585,896)
Net increase (decrease)	(67,407)	$ (2,857,103)	(249,608)	$ (9,425,792)
Class R4 Shares
Shares sold	348,295	$ 13,926,331	302,187	$ 11,693,291
Shares issued to shareholders in reinvestment of dividends	3,935	145,702	-	-
Shares repurchased	(400,790)	(16,035,195)	(306,810)	(11,986,440)
Net increase (decrease)	(48,560)	$ (1,963,162)	(4,623)	$ (293,149)
Class R5 Shares
Shares sold	101,716	$ 4,477,449	83,722	$ 3,402,828
Shares issued to shareholders in reinvestment of dividends	40,988	1,637,470	-	-
Shares repurchased	(181,180)	(7,921,533)	(337,535)	(13,819,490)
Net increase (decrease)	(38,476)	$ (1,806,614)	(253,813)	$ (10,416,662)
	YEAR ENDED September 30, 2020		YEAR ENDED September 30, 2019
LONG/SHORT EQUITY FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class I Shares
Shares sold	2,122,192	$ 22,307,505	9,825,404	$ 104,129,031
Shares issued to shareholders in reinvestment of dividends	356,382	3,806,159	716,187	7,512,802
Shares repurchased	(17,661,485)	(178,887,795)	(7,805,884)	(83,131,052)
Net increase (decrease)	(15,182,911)	$ (152,774,131)	2,735,707	$ 28,510,781
NOTE 7 – INVESTMENT TRANSACTIONS
For the year ended September 30, 2020, the Funds had purchase and sale transactions of long, cover and sale transactions of securities sold short as below (excluding short term investments).
Thornburg Equity Funds Annual Report  |  111

Notes to Financial Statements, Continued
September 30, 2020
	LONG		SOLD SHORT
	Purchases	Sales	Cover	Sales
Income Builder Fund	$ 5,616,792,203	$ 7,651,002,249	$ —	$ —
Summit Fund	55,091,669	49,123,221	1,504,205	1,804,012
Global Opportunities Fund	362,834,483	798,237,951	—	—
International Value Fund	2,256,380,851	2,344,495,533	—	—
Better World International Fund	39,472,694	31,527,750	—	—
International Growth Fund	507,454,949	635,570,299	—	—
Developing World Fund	454,263,980	479,754,296	—	—
Value Fund	156,977,597	299,992,587	—	—
Growth Fund	260,781,297	353,990,029	—	—
Long/Short Equity Fund	61,532,818	254,571,564	204,993,178	51,986,025
NOTE 8 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE
SHEET RISK AND FOREIGN INVESTMENT RISK
The Funds may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Funds and how these derivatives affect the financial position, financial performance and cash flows of the Funds. The Funds do not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2020, the Funds’ principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign currency contracts. A foreign currency contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign currency contracts involve risks to the Funds, including the risk that a contract’s counterparty will not meet its obligations to the Funds, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Funds’ Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Funds may not achieve the intended benefit of entering into a contract, and may experience a loss.
The Funds entered into forward currency contracts during the year ended September 30, 2020 in the normal course of pursuing its investment objectives, with the objective of purchasing foreign investments or with the intent of reducing the risk to the value of the Funds’ foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.
The monthly average values of open forward currency sell contracts for the year ended September 30, 2020 for Income Builder Fund, Summit Fund, Global Opportunities Fund, International Value Fund, International Growth Fund and Value Fund were $2,139,073,574; $283,129; $116,792,854; $161,235,371; $7,073,735 and $24,673,246, respectively.
These contracts are accounted for by the Funds under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in each Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in each Fund’s Statement of Operations.
These outstanding forward currency contracts in the table located in the Schedule of Investments which were entered into with State Street Bank and Trust Company (“SSB”) and with Morgan Stanley & Co. Inc. ("MSC") were entered into pursuant to International Swaps and Derivatives Association (“ISDA”) Master Agreements. In the event of a default or termination under the ISDA Master Agreement with SSB or MSC, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.
Because the ISDA Master Agreement with SSB and the ISDA Master Agreement with MSC do not result in an offset of reported amounts of financial assets and liabilities in the Funds’ Statement of Assets and Liabilities unless there has been an event of default or termination event under such agreements, the Funds do not net its outstanding forward currency contracts for the purpose of disclosure in the Funds’ Statement of Assets and Liabilities. Instead the Funds recognize the unrealized appreciation (depreciation) on those forward currency contracts on a gross basis in the Funds’ Statement of Assets and Liabilities.
The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in each Fund’s Statement of Assets and Liabilities at September 30, 2020 is disclosed in the following table:
112  |  Thornburg Equity Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2020
	Type of Derivative(a)	Counter Party	Asset Derivatives	Liability Derivatives	Net Amount
Income Builder Fund	Foreign currency contracts	SSB	$ 3,841,504	$ (11,189,481)	$ (7,347,977)
Summit Fund	Foreign currency contracts	MSC	15,525	—	15,525
Global Opportunities Fund	Foreign currency contracts	SSB	246,305	(358,359)	(112,054)
Value Fund	Foreign currency contracts	SSB	266,046	—	266,046

(a)	Generally, the Statement of Assets and Liabilities location for forward currency contracts is Assets - Unrealized appreciation on forward currency contracts for asset derivatives and Liabilities - Unrealized depreciation on forward currency contracts for liabilities derivatives.
Because the Funds did not receive or post cash collateral in connection with its currency forward contracts during the period, the net amounts of each Fund’s assets and liabilities which are attributable to those contracts at September 30, 2020 can be determined by offsetting the dollar amounts shown in the asset and liability columns in the preceding table, the results of which are reflected in the "Net Amount" column. The Funds’ forward currency contracts are valued each day, and the net amounts of each Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.
The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2020 are disclosed in the following table:
		Net Realized	Net Change in Unrealized
	Type of Derivative(a)	Gain (Loss)	Appreciation (Depreciation)
Income Builder Fund	Foreign currency contracts	$ (16,519,035)	$ (74,121,812)
Summit Fund	Foreign currency contracts	—	15,525
Global Opportunities Fund	Foreign currency contracts	(231,330)	(4,639,477)
International Value Fund	Foreign currency contracts	(2,400,194)	—
International Growth Fund	Foreign currency contracts	(1,452,058)	(310,039)
Value Fund	Foreign currency contracts	(1,557,770)	(16,038)

(a)	Generally, the Statement of Operations location for forward currency contracts is Net realized gain (loss) on: forward currency contracts and Net change in unrealized appreciation (depreciation) on: forward currency contracts.
Thornburg Equity Funds Annual Report  |  113

Financial Highlights
Income Builder Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2020	$ 21.72	0.86	(2.98)	(2.12)	(0.90)	—	—	(0.90)	$18.70
2019	$ 21.80	0.93	(0.07)	0.86	(0.94)	—	—	(0.94)	$21.72
2018	$ 21.50	0.92	0.30	1.22	(0.92)	—	—	(0.92)	$21.80
2017	$ 19.82	0.92	1.61	2.53	(0.85)	—	—	(0.85)	$21.50
2016	$ 19.07	0.93	0.62	1.55	(0.80)	—	—	(0.80)	$19.82
CLASS C SHARES
2020	$ 21.69	0.69	(2.95)	(2.26)	(0.75)	—	—	(0.75)	$18.68
2019	$ 21.78	0.76	(0.06)	0.70	(0.79)	—	—	(0.79)	$21.69
2018	$ 21.48	0.76	0.30	1.06	(0.76)	—	—	(0.76)	$21.78
2017	$ 19.81	0.78	1.60	2.38	(0.71)	—	—	(0.71)	$21.48
2016	$ 19.06	0.79	0.62	1.41	(0.66)	—	—	(0.66)	$19.81
CLASS I SHARES
2020	$ 21.88	0.89	(2.98)	(2.09)	(0.95)	—	—	(0.95)	$18.84
2019	$ 21.96	0.99	(0.07)	0.92	(1.00)	—	—	(1.00)	$21.88
2018	$ 21.65	1.00	0.29	1.29	(0.98)	—	—	(0.98)	$21.96
2017	$ 19.97	1.02	1.59	2.61	(0.93)	—	—	(0.93)	$21.65
2016	$ 19.21	1.00	0.62	1.62	(0.86)	—	—	(0.86)	$19.97
CLASS R3 SHARES
2020	$ 21.71	0.78	(2.96)	(2.18)	(0.83)	—	—	(0.83)	$18.70
2019	$ 21.80	0.84	(0.07)	0.77	(0.86)	—	—	(0.86)	$21.71
2018	$ 21.49	0.83	0.32	1.15	(0.84)	—	—	(0.84)	$21.80
2017	$ 19.82	0.87	1.59	2.46	(0.79)	—	—	(0.79)	$21.49
2016	$ 19.07	0.87	0.62	1.49	(0.74)	—	—	(0.74)	$19.82
CLASS R4 SHARES
2020	$ 21.74	0.77	(2.94)	(2.17)	(0.85)	—	—	(0.85)	$18.72
2019	$ 21.83	0.86	(0.07)	0.79	(0.88)	—	—	(0.88)	$21.74
2018	$ 21.52	0.85	0.33	1.18	(0.87)	—	—	(0.87)	$21.83
2017	$ 19.85	0.89	1.59	2.48	(0.81)	—	—	(0.81)	$21.52
2016	$ 19.10	0.89	0.62	1.51	(0.76)	—	—	(0.76)	$19.85
CLASS R5 SHARES
2020	$ 21.86	0.90	(3.00)	(2.10)	(0.93)	—	—	(0.93)	$18.83
2019	$ 21.95	0.97	(0.09)	0.88	(0.97)	—	—	(0.97)	$21.86
2018	$ 21.64	0.94	0.33	1.27	(0.96)	—	—	(0.96)	$21.95
2017	$ 19.95	0.98	1.61	2.59	(0.90)	—	—	(0.90)	$21.64
2016	$ 19.20	0.98	0.62	1.60	(0.85)	—	—	(0.85)	$19.95
CLASS R6 SHARES
2020	$ 21.81	0.92	(2.98)	(2.06)	(0.97)	—	—	(0.97)	$18.78
2019	$ 21.89	1.01	(0.08)	0.93	(1.01)	—	—	(1.01)	$21.81
2018	$ 21.58	1.16	0.14	1.30	(0.99)	—	—	(0.99)	$21.89
2017 (c)	$ 20.55	0.44	1.12	1.56	(0.53)	—	—	(0.53)	$21.58

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Effective date of this class of shares was April 10, 2017.
(d)	Annualized.
+	Based on weighted average shares outstanding.
See notes to financial statements.
114  |  Thornburg Equity Funds Annual Report

Financial Highlights, Continued
Income Builder Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2020	4.27	1.15	1.15	(9.78)	47.60	$ 2,912,063
2019	4.42	1.13	1.13	4.13	43.69	$ 3,458,385
2018	4.25	1.15	1.15	5.79	41.17	$ 3,378,149
2017	4.52	1.19	1.19	13.01	37.37	$ 3,374,895
2016	4.82	1.18	1.18	8.35	42.81	$ 3,778,863
CLASS C SHARES
2020	3.40	1.88	1.88	(10.44)	47.60	$ 1,452,643
2019	3.60	1.87	1.87	3.35	43.69	$ 2,658,581
2018	3.51	1.90	1.90	5.01	41.17	$ 3,591,856
2017	3.80	1.90	1.93	12.19	37.37	$ 4,677,322
2016	4.11	1.90	1.93	7.59	42.81	$ 5,356,153
CLASS I SHARES
2020	4.40	0.91	0.91	(9.55)	47.60	$ 5,094,055
2019	4.67	0.88	0.88	4.39	43.69	$ 7,810,067
2018	4.58	0.86	0.86	6.12	41.17	$ 7,806,245
2017	4.93	0.86	0.86	13.30	37.37	$ 7,804,930
2016	5.15	0.86	0.86	8.71	42.81	$ 6,928,783
CLASS R3 SHARES
2020	3.86	1.49	1.49	(10.06)	47.60	$ 24,343
2019	3.97	1.50	1.58	3.72	43.69	$ 36,155
2018	3.84	1.50	1.61	5.47	41.17	$ 46,901
2017	4.24	1.47	1.56	12.63	37.37	$ 67,623
2016	4.53	1.50	1.59	8.01	42.81	$ 78,188
CLASS R4 SHARES
2020	3.79	1.40	1.51	(10.01)	47.60	$ 13,044
2019	4.09	1.40	1.50	3.79	43.69	$ 25,221
2018	3.91	1.40	1.56	5.58	41.17	$ 31,132
2017	4.35	1.40	1.51	12.72	37.37	$ 44,069
2016	4.63	1.40	1.48	8.12	42.81	$ 45,968
CLASS R5 SHARES
2020	4.44	0.99	1.05	(9.58)	47.60	$ 45,308
2019	4.55	0.99	1.08	4.20	43.69	$ 59,890
2018	4.30	0.99	1.12	5.99	41.17	$ 59,545
2017	4.76	0.99	1.09	13.22	37.37	$ 91,735
2016	5.08	0.99	1.07	8.52	42.81	$ 86,535
CLASS R6 SHARES
2020	4.58	0.80	0.84	(9.44)	47.60	$ 86,889
2019	4.76	0.80	0.82	4.47	43.69	$ 157,924
2018	5.39	0.80	0.82	6.20	41.17	$ 156,750
2017 (c)	4.37 (d)	0.80 (d)	1.09 (d)	7.65	37.37	$ 36,909
Thornburg Equity Funds Annual Report  |  115

Financial Highlights
Summit Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of YEAR
CLASS I SHARES
2020	$ 10.47	0.09	1.80	1.89	(0.13)	(0.05)	—	(0.18)	$12.18
2019 (d)	$ 10.00	0.11	0.43	0.54	(0.07)	—	—	(0.07)	$10.47

(a)	The Fund incurs certain expenses and fees in connection with investments in short positions. If such expenses and fees had not occurred, the Expenses After Expense Reductions ratios for 2020 and 2019 would have been 0.99% and 0.99%.
(b)	The Fund incurs certain expenses and fees in connection with investments in short positions. If such expenses and fees had not occurred, the Expenses Before Expense Reductions ratios for 2020 and 2019 would have been 1.31% and 1.71%.
(c)	Not annualized for periods less than one year.
(d)	Fund commenced operations on March 1, 2019.
(e)	Annualized.
+	Based on weighted average shares outstanding.
See notes to financial statements.
116  |  Thornburg Equity Funds Annual Report

Financial Highlights, Continued
Summit Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)(a)	Expenses, Before Expense Reductions (%)(b)	Total Return (%)(c)	Portfolio Turnover Rate (%)(c)	Net Assets at End of YEAR (Thousands)
CLASS I SHARES
2020	0.81	1.09	1.41	18.45	139.88	$ 45,886
2019 (d)	1.78 (e)	1.72 (e)	2.44 (e)	5.45	53.38	$ 35,489
Thornburg Equity Funds Annual Report  |  117

Financial Highlights
Global Opportunities Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2020	$ 27.56	0.08	4.47	4.55	(0.14)	(0.28)	—	(0.42)	$31.69
2019	$ 29.93	0.20	(2.02)	(1.82)	(0.55)	—	—	(0.55)	$27.56
2018	$ 30.98	0.44	(1.42)	(0.98)	(0.07)	—	—	(0.07)	$29.93
2017	$ 24.90	0.13	6.05	6.18	(0.10)	—	—	(0.10)	$30.98
2016	$ 24.41	0.25	0.38	0.63	(0.14)	—	—	(0.14)	$24.90
CLASS C SHARES
2020	$ 26.55	(0.14)	4.31	4.17	—	(0.28)	—	(0.28)	$30.44
2019	$ 28.70	(0.01)	(1.89)	(1.90)	(0.25)	—	—	(0.25)	$26.55
2018	$ 29.88	0.23	(1.39)	(1.16)	(0.02)	—	—	(0.02)	$28.70
2017	$ 24.13	(0.08)	5.84	5.76	(0.01)	—	—	(0.01)	$29.88
2016	$ 23.70	0.07	0.36	0.43	—	—	—	—	$24.13
CLASS I SHARES
2020	$ 27.67	0.15	4.50	4.65	(0.23)	(0.28)	—	(0.51)	$31.81
2019	$ 30.07	0.29	(2.04)	(1.75)	(0.65)	—	—	(0.65)	$27.67
2018	$ 31.06	0.56	(1.45)	(0.89)	(0.10)	—	—	(0.10)	$30.07
2017	$ 24.96	0.23	6.07	6.30	(0.20)	—	—	(0.20)	$31.06
2016	$ 24.53	0.34	0.37	0.71	(0.28)	—	—	(0.28)	$24.96
CLASS R3 SHARES
2020	$ 27.28	0.01	4.42	4.43	(0.05)	(0.28)	—	(0.33)	$31.38
2019	$ 29.57	0.15	(1.98)	(1.83)	(0.46)	—	—	(0.46)	$27.28
2018	$ 30.66	0.38	(1.41)	(1.03)	(0.06)	—	—	(0.06)	$29.57
2017	$ 24.66	0.08	5.99	6.07	(0.07)	—	—	(0.07)	$30.66
2016	$ 24.18	0.20	0.38	0.58	(0.10)	—	—	(0.10)	$24.66
CLASS R4 SHARES
2020	$ 27.32	0.03	4.43	4.46	—	(0.28)	—	(0.28)	$31.50
2019	$ 29.62	0.19	(2.00)	(1.81)	(0.49)	—	—	(0.49)	$27.32
2018	$ 30.69	0.46	(1.47)	(1.01)	(0.06)	—	—	(0.06)	$29.62
2017	$ 24.67	0.11	6.00	6.11	(0.09)	—	—	(0.09)	$30.69
2016	$ 24.22	0.24	0.35	0.59	(0.14)	—	—	(0.14)	$24.67
CLASS R5 SHARES
2020	$ 27.70	0.15	4.50	4.65	(0.23)	(0.28)	—	(0.51)	$31.84
2019	$ 30.10	0.28	(2.02)	(1.74)	(0.66)	—	—	(0.66)	$27.70
2018	$ 31.10	0.57	(1.47)	(0.90)	(0.10)	—	—	(0.10)	$30.10
2017	$ 24.99	0.22	6.08	6.30	(0.19)	—	—	(0.19)	$31.10
2016	$ 24.55	0.34	0.37	0.71	(0.27)	—	—	(0.27)	$24.99
CLASS R6 SHARES
2020	$ 27.77	0.21	4.50	4.71	(0.27)	(0.28)	—	(0.55)	$31.93
2019	$ 30.20	0.32	(2.05)	(1.73)	(0.70)	—	—	(0.70)	$27.77
2018	$ 31.16	0.90	(1.75)	(0.85)	(0.11)	—	—	(0.11)	$30.20
2017 (c)	$ 28.35	0.11	2.73	2.84	(0.03)	—	—	(0.03)	$31.16

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Effective date of this class of shares was April 10, 2017.
(d)	Annualized.
(e)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.
See notes to financial statements.
118  |  Thornburg Equity Funds Annual Report

Financial Highlights, Continued
Global Opportunities Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2020	0.27	1.28	1.32	16.59	35.63	$ 215,473
2019	0.73	1.31	1.33	(5.78)	29.12	$ 236,560
2018	1.40	1.28	1.28	(3.16)	41.99	$ 367,449
2017	0.46	1.33	1.33	24.85	43.70	$ 442,522
2016	1.02	1.35	1.35	2.57	37.11	$ 443,072
CLASS C SHARES
2020	(0.49)	2.02	2.06	15.78	35.63	$ 116,705
2019	(0.02)	2.07	2.09	(6.49)	29.12	$ 151,469
2018	0.78	2.03	2.03	(3.90)	41.99	$ 253,907
2017	(0.30)	2.08	2.08	23.88	43.70	$ 380,046
2016	0.29	2.09	2.09	1.81	37.11	$ 359,426
CLASS I SHARES
2020	0.50	0.99	1.08	16.91	35.63	$ 523,175
2019	1.05	0.99	1.06	(5.46)	29.12	$ 762,697
2018	1.79	0.97	0.97	(2.88)	41.99	$ 1,200,267
2017	0.80	0.97	0.98	25.31	43.70	$ 1,514,039
2016	1.39	0.99	0.99	2.91	37.11	$ 996,970
CLASS R3 SHARES
2020	0.03	1.50	2.00	16.32	35.63	$ 3,633
2019	0.55	1.50	2.20	(5.95)	29.12	$ 4,317
2018	1.22	1.50	1.92	(3.38)	41.99	$ 7,577
2017	0.28	1.50	1.97	24.66	43.70	$ 12,059
2016	0.84	1.50	2.01	2.38	37.11	$ 10,645
CLASS R4 SHARES
2020	0.09	1.40	1.62	16.41	35.63	$ 5,093
2019	0.71	1.40	1.86	(5.84)	29.12	$ 9,254
2018	1.49	1.40	1.61	(3.29)	41.99	$ 20,786
2017	0.38	1.40	1.65	24.81	43.70	$ 28,061
2016	0.98	1.40	1.66	2.45	37.11	$ 21,415
CLASS R5 SHARES
2020	0.53	0.99	1.28	16.89	35.63	$ 32,817
2019	1.04	0.99	1.27	(5.45)	29.12	$ 42,354
2018	1.82	0.99	1.16	(2.92)	41.99	$ 70,084
2017	0.79	0.99	1.16	25.29	43.70	$ 80,704
2016	1.38	0.99	1.07	2.91	37.11	$ 60,252
CLASS R6 SHARES
2020	0.70	0.85	1.03	17.08	35.63	$ 43,911
2019	1.17	0.85	1.00	(5.34)	29.12	$ 45,699
2018	2.93	0.85	0.98	(2.75)	41.99	$ 51,836
2017 (c)	0.77 (d)	0.85 (d)	13.31 (d)(e)	10.02	43.70	$ 1,576
Thornburg Equity Funds Annual Report  |  119

Financial Highlights
International Value Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES(b)
2020	$ 22.91	0.07	3.29	3.36	(0.21)	(1.28)	—	(1.49)	$24.78
2019	$ 22.69	0.19	0.31	0.50	(0.28)	—	—	(0.28)	$22.91
2018	$ 27.63	0.19	(1.10)	(0.91)	—	(4.03)	—	(4.03)	$22.69
2017	$ 23.43	0.16	4.24	4.40	(0.20)	—	—	(0.20)	$27.63
2016 (c)	$ 27.46	0.36	0.25	0.61	(0.39)	(4.25)	—	(4.64)	$23.43
CLASS C SHARES
2020	$ 20.33	(0.08)	2.94	2.86	—	(1.28)	—	(1.28)	$21.91
2019	$ 20.01	— (d)	0.32	0.32	—	—	—	—	$20.33
2018	$ 25.00	0.02	(0.98)	(0.96)	—	(4.03)	—	(4.03)	$20.01
2017	$ 21.29	(0.02)	3.84	3.82	(0.11)	—	—	(0.11)	$25.00
2016	$ 25.40	0.17	0.24	0.41	(0.27)	(4.25)	—	(4.52)	$21.29
CLASS I SHARES
2020	$ 23.69	0.15	3.42	3.57	(0.28)	(1.28)	—	(1.56)	$25.70
2019	$ 23.47	0.25	0.32	0.57	(0.35)	—	—	(0.35)	$23.69
2018	$ 28.37	0.29	(1.15)	(0.86)	(0.01)	(4.03)	—	(4.04)	$23.47
2017	$ 24.02	0.25	4.37	4.62	(0.27)	—	—	(0.27)	$28.37
2016	$ 28.04	0.47	0.23	0.70	(0.47)	(4.25)	—	(4.72)	$24.02
CLASS R3 SHARES
2020	$ 22.89	0.03	3.29	3.32	(0.16)	(1.28)	—	(1.44)	$24.77
2019	$ 22.65	0.15	0.31	0.46	(0.22)	—	—	(0.22)	$22.89
2018	$ 27.63	0.14	(1.09)	(0.95)	—	(4.03)	—	(4.03)	$22.65
2017	$ 23.44	0.14	4.22	4.36	(0.17)	—	—	(0.17)	$27.63
2016	$ 27.47	0.31	0.25	0.56	(0.34)	(4.25)	—	(4.59)	$23.44
CLASS R4 SHARES
2020	$ 22.74	0.07	3.27	3.34	(0.20)	(1.28)	—	(1.48)	$24.60
2019	$ 22.52	0.19	0.30	0.49	(0.27)	—	—	(0.27)	$22.74
2018	$ 27.45	0.20	(1.10)	(0.90)	—	(4.03)	—	(4.03)	$22.52
2017	$ 23.26	0.18	4.21	4.39	(0.20)	—	—	(0.20)	$27.45
2016	$ 27.30	0.37	0.23	0.60	(0.39)	(4.25)	—	(4.64)	$23.26
CLASS R5 SHARES
2020	$ 23.67	0.13	3.42	3.55	(0.28)	(1.28)	—	(1.56)	$25.66
2019	$ 23.44	0.25	0.32	0.57	(0.34)	—	—	(0.34)	$23.67
2018	$ 28.35	0.27	(1.15)	(0.88)	— (e)	(4.03)	—	(4.03)	$23.44
2017	$ 24.01	0.24	4.35	4.59	(0.25)	—	—	(0.25)	$28.35
2016	$ 28.03	0.46	0.23	0.69	(0.46)	(4.25)	—	(4.71)	$24.01
CLASS R6 SHARES
2020	$ 23.61	0.18	3.41	3.59	(0.33)	(1.28)	—	(1.61)	$25.59
2019	$ 23.40	0.31	0.29	0.60	(0.39)	—	—	(0.39)	$23.61
2018	$ 28.27	0.33	(1.15)	(0.82)	(0.02)	(4.03)	—	(4.05)	$23.40
2017	$ 23.95	0.31	4.33	4.64	(0.32)	—	—	(0.32)	$28.27
2016	$ 27.97	0.53	0.21	0.74	(0.51)	(4.25)	—	(4.76)	$23.95

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Class B shares converted to Class A shares on August 29, 2016.
(d)	Net investment income (loss) was less than $0.01 per share.
(e)	Dividends from net investment income per share were less than $(0.01).
+	Based on weighted average shares outstanding.
See notes to financial statements.
120  |  Thornburg Equity Funds Annual Report

Financial Highlights, Continued
International Value Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of YEAR (Thousands)
CLASS A SHARES(b)
2020	0.31	1.25	1.26	15.33	79.05	$ 825,677
2019	0.86	1.26	1.26	2.47	71.09	$ 655,807
2018	0.77	1.27	1.27	(4.13)	44.41	$ 782,371
2017	0.65	1.31	1.31	18.78	86.88	$ 840,244
2016 (c)	1.51	1.28	1.28	1.90	103.90	$ 990,194
CLASS C SHARES
2020	(0.40)	1.93	1.94	14.69	79.05	$ 44,594
2019	(0.02)	2.09	2.09	1.60	71.09	$ 81,401
2018	0.07	2.02	2.02	(4.86)	44.41	$ 159,789
2017	(0.08)	2.04	2.04	17.94	86.88	$ 400,859
2016	0.77	2.02	2.02	1.12	103.90	$ 535,169
CLASS I SHARES
2020	0.64	0.92	0.93	15.74	79.05	$ 1,713,358
2019	1.11	0.97	0.97	2.76	71.09	$ 1,694,780
2018	1.15	0.91	0.91	(3.81)	44.41	$ 2,462,564
2017	0.99	0.92	0.92	19.29	86.88	$ 3,370,930
2016	1.91	0.90	0.90	2.21	103.90	$ 4,375,955
CLASS R3 SHARES
2020	0.12	1.45	1.58	15.11	79.05	$ 152,764
2019	0.67	1.45	1.65	2.25	71.09	$ 164,437
2018	0.59	1.45	1.64	(4.29)	44.41	$ 213,007
2017	0.55	1.45	1.64	18.63	86.88	$ 285,510
2016	1.31	1.45	1.62	1.67	103.90	$ 325,135
CLASS R4 SHARES
2020	0.30	1.25	1.32	15.35	79.05	$ 102,266
2019	0.88	1.25	1.44	2.45	71.09	$ 125,363
2018	0.81	1.25	1.47	(4.11)	44.41	$ 164,663
2017	0.74	1.25	1.46	18.90	86.88	$ 209,066
2016	1.55	1.25	1.39	1.87	103.90	$ 267,623
CLASS R5 SHARES
2020	0.55	0.99	1.02	15.64	79.05	$ 133,705
2019	1.10	0.99	1.12	2.74	71.09	$ 153,366
2018	1.06	0.99	1.17	(3.87)	44.41	$ 229,485
2017	0.96	0.99	1.15	19.17	86.88	$ 298,970
2016	1.88	0.95	0.95	2.19	103.90	$ 529,330
CLASS R6 SHARES
2020	0.78	0.79	0.90	15.90	79.05	$ 250,391
2019	1.37	0.79	0.88	2.95	71.09	$ 219,441
2018	1.33	0.79	0.83	(3.68)	44.41	$ 457,006
2017	1.23	0.78	0.79	19.40	86.88	$ 536,296
2016	2.19	0.74	0.74	2.40	103.90	$ 473,941
Thornburg Equity Funds Annual Report  |  121

Financial Highlights
Better World International Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES(b)
2020	$ 12.85	— (c)	2.90	2.90	(0.09)	—	—	(0.09)	$15.66
2019	$ 14.51	0.12	(0.66)	(0.54)	(0.15)	(0.97)	—	(1.12)	$12.85
2018	$ 14.13	0.09	0.66	0.75	—	(0.37)	—	(0.37)	$14.51
2017	$ 13.86	0.09	0.99	1.08	(0.12)	(0.69)	—	(0.81)	$14.13
2016 (d)	$ 11.94	0.03	2.04	2.07	(0.15)	—	—	(0.15)	$13.86
CLASS C SHARES
2020	$ 12.72	(0.08)	2.88	2.80	(0.01)	—	—	(0.01)	$15.51
2019	$ 14.32	0.03	(0.62)	(0.59)	(0.04)	(0.97)	—	(1.01)	$12.72
2018	$ 14.02	— (c)	0.67	0.67	—	(0.37)	—	(0.37)	$14.32
2017	$ 13.79	0.02	0.97	0.99	(0.07)	(0.69)	—	(0.76)	$14.02
2016 (d)	$ 11.94	(0.05)	2.04	1.99	(0.14)	—	—	(0.14)	$13.79
CLASS I SHARES
2020	$ 13.16	0.10	2.99	3.09	(0.19)	—	—	(0.19)	$16.06
2019	$ 14.83	0.20	(0.67)	(0.47)	(0.23)	(0.97)	—	(1.20)	$13.16
2018	$ 14.33	0.18	0.69	0.87	—	(0.37)	—	(0.37)	$14.83
2017	$ 13.96	0.20	1.02	1.22	(0.16)	(0.69)	—	(0.85)	$14.33
2016 (d)	$ 11.94	0.10	2.01	2.11	(0.09)	—	—	(0.09)	$13.96

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Net investment income (loss) was less than $0.01 per share.
(d)	Fund commenced operations on October 1, 2015.
(e)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.
See notes to financial statements.
122  |  Thornburg Equity Funds Annual Report

Financial Highlights, Continued
Better World International Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of YEAR (Thousands)
CLASS A SHARES(b)
2020	(0.02)	1.83	1.94	22.65	42.87	$ 11,859
2019	0.91	1.82	2.10	(3.19)	62.33	$ 9,378
2018	0.64	1.82	2.12	5.37	111.99	$ 8,537
2017	0.64	1.79	3.21	8.61	105.55	$ 6,450
2016 (d)	0.21	1.83	7.27 (e)	16.60	180.60	$ 1,666
CLASS C SHARES
2020	(0.56)	2.38	3.31	22.02	42.87	$ 2,159
2019	0.25	2.38	3.48	(3.75)	62.33	$ 1,687
2018	(0.03)	2.38	3.09	4.82	111.99	$ 2,292
2017	0.18	2.32	4.48	7.97	105.55	$ 2,205
2016 (d)	(0.40)	2.38	13.13 (e)	15.94	180.60	$ 822
CLASS I SHARES
2020	0.74	1.09	1.33	23.62	42.87	$ 83,208
2019	1.57	1.09	1.44	(2.54)	62.33	$ 59,833
2018	1.20	1.09	1.35	6.15	111.99	$ 55,989
2017	1.48	0.94	1.62	9.58	105.55	$ 59,951
2016 (d)	0.76	1.09	2.28	17.44	180.60	$ 27,781
Thornburg Equity Funds Annual Report  |  123

Financial Highlights
International Growth Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES(b)
2020	$ 21.46	(0.08)	7.10	7.02	— (c)	(0.11)	—	(0.11)	$28.37
2019	$ 23.78	— (d)	(1.55)	(1.55)	(0.02)	(0.75)	—	(0.77)	$21.46
2018	$ 23.85	0.02	0.72	0.74	(0.05)	(0.76)	—	(0.81)	$23.78
2017	$ 19.22	(0.01)	4.65	4.64	(0.01)	—	—	(0.01)	$23.85
2016	$ 17.78	— (d)	1.45	1.45	(0.01)	—	—	(0.01)	$19.22
CLASS C SHARES
2020	$ 19.87	(0.25)	6.55	6.30	—	(0.11)	—	(0.11)	$26.06
2019	$ 22.21	(0.15)	(1.44)	(1.59)	—	(0.75)	—	(0.75)	$19.87
2018	$ 22.50	(0.15)	0.67	0.52	(0.05)	(0.76)	—	(0.81)	$22.21
2017	$ 18.26	(0.13)	4.37	4.24	—	—	—	—	$22.50
2016	$ 17.01	(0.13)	1.38	1.25	—	—	—	—	$18.26
CLASS I SHARES
2020	$ 22.13	(0.01)	7.33	7.32	(0.07)	(0.11)	—	(0.18)	$29.27
2019	$ 24.51	0.07	(1.60)	(1.53)	(0.10)	(0.75)	—	(0.85)	$22.13
2018	$ 24.48	0.12	0.72	0.84	(0.05)	(0.76)	—	(0.81)	$24.51
2017	$ 19.69	0.10	4.75	4.85	(0.06)	—	—	(0.06)	$24.48
2016	$ 18.20	0.08	1.49	1.57	(0.08)	—	—	(0.08)	$19.69
CLASS R3 SHARES
2020	$ 21.23	(0.13)	7.02	6.89	—	(0.11)	—	(0.11)	$28.01
2019	$ 23.54	(0.04)	(1.52)	(1.56)	—	(0.75)	—	(0.75)	$21.23
2018	$ 23.66	(0.02)	0.71	0.69	(0.05)	(0.76)	—	(0.81)	$23.54
2017	$ 19.07	(0.01)	4.60	4.59	—	—	—	—	$23.66
2016	$ 17.66	— (d)	1.42	1.42	(0.01)	—	—	(0.01)	$19.07
CLASS R4 SHARES
2020	$ 21.34	(0.03)	6.98	6.95	—	(0.11)	—	(0.11)	$28.18
2019	$ 23.63	(0.02)	(1.52)	(1.54)	—	(0.75)	—	(0.75)	$21.34
2018	$ 23.73	(0.01)	0.72	0.71	(0.05)	(0.76)	—	(0.81)	$23.63
2017	$ 19.11	0.01	4.61	4.62	— (c)	—	—	—	$23.73
2016	$ 17.68	0.01	1.43	1.44	(0.01)	—	—	(0.01)	$19.11
CLASS R5 SHARES
2020	$ 22.19	(0.03)	7.37	7.34	(0.07)	(0.11)	—	(0.18)	$29.35
2019	$ 24.58	0.07	(1.61)	(1.54)	(0.10)	(0.75)	—	(0.85)	$22.19
2018	$ 24.54	0.10	0.75	0.85	(0.05)	(0.76)	—	(0.81)	$24.58
2017	$ 19.73	0.08	4.79	4.87	(0.06)	—	—	(0.06)	$24.54
2016	$ 18.25	0.09	1.47	1.56	(0.08)	—	—	(0.08)	$19.73
CLASS R6 SHARES
2020	$ 22.26	0.02	7.37	7.39	(0.10)	(0.11)	—	(0.21)	$29.44
2019	$ 24.65	0.10	(1.61)	(1.51)	(0.13)	(0.75)	—	(0.88)	$22.26
2018	$ 24.59	0.21	0.66	0.87	(0.05)	(0.76)	—	(0.81)	$24.65
2017	$ 19.77	0.09	4.81	4.90	(0.08)	—	—	(0.08)	$24.59
2016	$ 18.29	0.11	1.47	1.58	(0.10)	—	—	(0.10)	$19.77

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Dividends from net investment income per share were less than $(0.01).
(d)	Net investment income (loss) was less than $0.01 per share.
+	Based on weighted average shares outstanding.
See notes to financial statements.
124  |  Thornburg Equity Funds Annual Report

Financial Highlights, Continued
International Growth Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of YEAR (Thousands)
CLASS A SHARES(b)
2020	(0.35)	1.31	1.31	32.88	35.88	$ 139,429
2019	0.02	1.32	1.32	(6.36)	25.83	$ 107,196
2018	0.09	1.32	1.32	3.28	33.28	$ 127,863
2017	(0.05)	1.42	1.43	24.12	60.88	$ 121,989
2016	0.03	1.39	1.39	8.23	104.60	$ 169,248
CLASS C SHARES
2020	(1.13)	2.07	2.07	31.87	35.88	$ 42,164
2019	(0.78)	2.08	2.08	(7.04)	25.83	$ 47,980
2018	(0.65)	2.08	2.08	2.47	33.28	$ 77,262
2017	(0.69)	2.15	2.16	23.22	60.88	$ 90,689
2016	(0.73)	2.15	2.15	7.35	104.60	$ 98,633
CLASS I SHARES
2020	(0.03)	0.99	1.02	33.31	35.88	$ 1,454,322
2019	0.34	0.99	1.03	(6.02)	25.83	$ 1,203,538
2018	0.47	0.99	0.99	3.61	33.28	$ 1,470,211
2017	0.50	0.99	1.03	24.66	60.88	$ 1,128,804
2016	0.45	0.99	1.00	8.63	104.60	$ 1,030,921
CLASS R3 SHARES
2020	(0.56)	1.50	2.03	32.61	35.88	$ 6,424
2019	(0.17)	1.50	2.02	(6.50)	25.83	$ 6,274
2018	(0.10)	1.50	1.98	3.08	33.28	$ 8,426
2017	(0.03)	1.50	2.08	24.07	60.88	$ 10,525
2016	(0.02)	1.50	2.04	8.03	104.60	$ 13,086
CLASS R4 SHARES
2020	(0.44)	1.40	1.45	32.73	35.88	$ 8,436
2019	(0.09)	1.40	1.91	(6.39)	25.83	$ 7,515
2018	(0.02)	1.40	1.88	3.16	33.28	$ 12,644
2017	0.07	1.40	1.84	24.19	60.88	$ 17,200
2016	0.04	1.40	1.68	8.17	104.60	$ 40,999
CLASS R5 SHARES
2020	(0.03)	0.99	1.31	33.31	35.88	$ 34,152
2019	0.32	0.99	1.29	(6.05)	25.83	$ 28,729
2018	0.40	0.99	1.25	3.64	33.28	$ 38,052
2017	0.40	0.99	1.28	24.68	60.88	$ 45,591
2016	0.45	0.99	1.21	8.56	104.60	$ 66,271
CLASS R6 SHARES
2020	0.07	0.89	0.99	33.42	35.88	$ 61,130
2019	0.47	0.89	0.99	(5.91)	25.83	$ 44,923
2018	0.82	0.89	0.99	3.72	33.28	$ 51,091
2017	0.44	0.89	1.03	24.82	60.88	$ 12,261
2016	0.60	0.89	1.34	8.65	104.60	$ 5,854
Thornburg Equity Funds Annual Report  |  125

Financial Highlights
Developing World Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES(b)
2020	$ 20.43	0.03	2.69	2.72	(0.23)	—	—	(0.23)	$22.92
2019	$ 19.13	0.23	1.22	1.45	(0.15)	—	—	(0.15)	$20.43
2018	$ 19.86	0.11	(0.84)	(0.73)	—	—	—	—	$19.13
2017	$ 16.98	0.09	2.89	2.98	(0.10)	—	—	(0.10)	$19.86
2016	$ 15.03	0.04	1.94	1.98	(0.03)	—	—	(0.03)	$16.98
CLASS C SHARES
2020	$ 19.35	(0.13)	2.54	2.41	(0.05)	—	—	(0.05)	$21.71
2019	$ 18.10	0.06	1.19	1.25	—	—	—	—	$19.35
2018	$ 18.93	(0.05)	(0.78)	(0.83)	—	—	—	—	$18.10
2017	$ 16.26	(0.03)	2.74	2.71	(0.04)	—	—	(0.04)	$18.93
2016	$ 14.48	(0.08)	1.86	1.78	—	—	—	—	$16.26
CLASS I SHARES
2020	$ 20.86	0.11	2.74	2.85	(0.31)	—	—	(0.31)	$23.40
2019	$ 19.55	0.31	1.24	1.55	(0.24)	—	—	(0.24)	$20.86
2018	$ 20.21	0.19	(0.85)	(0.66)	—	—	—	—	$19.55
2017	$ 17.26	0.19	2.92	3.11	(0.16)	—	—	(0.16)	$20.21
2016	$ 15.27	0.11	1.97	2.08	(0.09)	—	—	(0.09)	$17.26
CLASS R5 SHARES
2020	$ 20.79	0.10	2.75	2.85	(0.31)	—	—	(0.31)	$23.33
2019	$ 19.48	0.27	1.28	1.55	(0.24)	—	—	(0.24)	$20.79
2018	$ 20.14	0.19	(0.85)	(0.66)	—	—	—	—	$19.48
2017	$ 17.20	0.18	2.92	3.10	(0.16)	—	—	(0.16)	$20.14
2016	$ 15.22	0.12	1.96	2.08	(0.10)	—	—	(0.10)	$17.20
CLASS R6 SHARES
2020	$ 20.88	0.13	2.75	2.88	(0.33)	—	—	(0.33)	$23.43
2019	$ 19.57	0.33	1.24	1.57	(0.26)	—	—	(0.26)	$20.88
2018	$ 20.21	0.24	(0.88)	(0.64)	—	—	—	—	$19.57
2017	$ 17.25	0.20	2.93	3.13	(0.17)	—	—	(0.17)	$20.21
2016	$ 15.25	0.13	1.98	2.11	(0.11)	—	—	(0.11)	$17.25

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	The total return based on the NAV which reflects the adjustments in accordance with U.S. GAAP is 12.47%.
+	Based on weighted average shares outstanding.
See notes to financial statements.
126  |  Thornburg Equity Funds Annual Report

Financial Highlights, Continued
Developing World Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of YEAR (Thousands)
CLASS A SHARES(b)
2020	0.13	1.45	1.48	13.31	56.55	$ 101,723
2019	1.18	1.47	1.50	7.74	43.52	$ 96,935
2018	0.55	1.46	1.48	(3.68)	58.28	$ 112,082
2017	0.54	1.52	1.60	17.58	77.61	$ 125,427
2016	0.25	1.52	1.57	13.20	94.68	$ 166,655
CLASS C SHARES
2020	(0.64)	2.20	2.23	12.42 (c)	56.55	$ 48,977
2019	0.30	2.23	2.26	6.91	43.52	$ 63,203
2018	(0.23)	2.23	2.25	(4.38)	58.28	$ 80,728
2017	(0.16)	2.26	2.34	16.65	77.61	$ 109,227
2016	(0.51)	2.29	2.34	12.29	94.68	$ 134,129
CLASS I SHARES
2020	0.50	1.09	1.18	13.68	56.55	$ 668,427
2019	1.53	1.09	1.19	8.14	43.52	$ 590,196
2018	0.93	1.08	1.16	(3.27)	58.28	$ 634,501
2017	1.05	1.07	1.20	18.06	77.61	$ 793,069
2016	0.70	1.07	1.16	13.68	94.68	$ 853,866
CLASS R5 SHARES
2020	0.49	1.09	1.89	13.73	56.55	$ 2,735
2019	1.38	1.09	2.07	8.16	43.52	$ 2,430
2018	0.90	1.09	1.71	(3.28)	58.28	$ 3,340
2017	1.04	1.08	1.77	18.06	77.61	$ 5,506
2016	0.74	1.08	1.75	13.65	94.68	$ 6,208
CLASS R6 SHARES
2020	0.60	0.99	1.15	13.82	56.55	$ 62,993
2019	1.65	0.99	1.14	8.25	43.52	$ 56,658
2018	1.16	0.99	1.14	(3.17)	58.28	$ 56,258
2017	1.14	0.97	1.13	18.16	77.61	$ 28,652
2016	0.80	0.97	1.12	13.81	94.68	$ 48,598
Thornburg Equity Funds Annual Report  |  127

Financial Highlights
Value Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES(b)
2020	$ 71.81	0.07	3.11	3.18	(0.18)	—	—	(0.18)	$74.81
2019	$ 72.46	0.24	(0.60)	(0.36)	(0.29)	—	—	(0.29)	$71.81
2018	$ 65.26	0.39	7.17	7.56	(0.36)	—	—	(0.36)	$72.46
2017	$ 54.08	0.16	11.04	11.20	(0.02)	—	—	(0.02)	$65.26
2016 (c)	$ 49.17	0.32	4.76	5.08	(0.17)	—	—	(0.17)	$54.08
CLASS C SHARES
2020	$ 65.19	(0.45)	2.80	2.35	—	—	—	—	$67.54
2019	$ 66.03	(0.31)	(0.53)	(0.84)	—	—	—	—	$65.19
2018	$ 59.87	(0.11)	6.52	6.41	(0.25)	—	—	(0.25)	$66.03
2017	$ 49.97	(0.27)	10.17	9.90	—	—	—	—	$59.87
2016	$ 45.63	(0.06)	4.40	4.34	—	—	—	—	$49.97
CLASS I SHARES
2020	$ 74.04	0.33	3.22	3.55	(0.43)	—	—	(0.43)	$77.16
2019	$ 74.70	0.49	(0.65)	(0.16)	(0.50)	—	—	(0.50)	$74.04
2018	$ 67.10	0.64	7.38	8.02	(0.42)	—	—	(0.42)	$74.70
2017	$ 55.58	0.42	11.35	11.77	(0.25)	—	—	(0.25)	$67.10
2016	$ 50.53	0.54	4.90	5.44	(0.39)	—	—	(0.39)	$55.58
CLASS R3 SHARES
2020	$ 71.44	0.06	3.10	3.16	(0.14)	—	—	(0.14)	$74.46
2019	$ 72.02	0.23	(0.59)	(0.36)	(0.22)	—	—	(0.22)	$71.44
2018	$ 64.88	0.39	7.11	7.50	(0.36)	—	—	(0.36)	$72.02
2017	$ 53.76	0.18	10.97	11.15	(0.03)	—	—	(0.03)	$64.88
2016	$ 48.86	0.34	4.74	5.08	(0.18)	—	—	(0.18)	$53.76
CLASS R4 SHARES
2020	$ 72.25	0.12	3.14	3.26	(0.21)	—	—	(0.21)	$75.30
2019	$ 72.83	0.30	(0.60)	(0.30)	(0.28)	—	—	(0.28)	$72.25
2018	$ 65.55	0.47	7.19	7.66	(0.38)	—	—	(0.38)	$72.83
2017	$ 54.31	0.25	11.08	11.33	(0.09)	—	—	(0.09)	$65.55
2016	$ 49.36	0.40	4.78	5.18	(0.23)	—	—	(0.23)	$54.31
CLASS R5 SHARES
2020	$ 73.93	0.33	3.22	3.55	(0.43)	—	—	(0.43)	$77.05
2019	$ 74.60	0.49	(0.66)	(0.17)	(0.50)	—	—	(0.50)	$73.93
2018	$ 67.01	0.63	7.38	8.01	(0.42)	—	—	(0.42)	$74.60
2017	$ 55.50	0.41	11.35	11.76	(0.25)	—	—	(0.25)	$67.01
2016	$ 50.45	0.53	4.90	5.43	(0.38)	—	—	(0.38)	$55.50

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Class B shares converted to Class A shares on August 29, 2016.
+	Based on weighted average shares outstanding.
See notes to financial statements.
128  |  Thornburg Equity Funds Annual Report

Financial Highlights, Continued
Value Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of YEAR (Thousands)
CLASS A SHARES(b)
2020	0.10	1.33	1.34	4.42	20.39	$ 388,895
2019	0.35	1.33	1.33	(0.42)	24.94	$ 425,218
2018	0.56	1.33	1.33	11.62	57.33	$ 473,740
2017	0.27	1.39	1.39	20.72	43.53	$ 383,118
2016 (c)	0.63	1.39	1.39	10.33	31.10	$ 374,237
CLASS C SHARES
2020	(0.69)	2.12	2.12	3.59	20.39	$ 22,951
2019	(0.50)	2.19	2.19	(1.26)	24.94	$ 35,934
2018	(0.17)	2.11	2.11	10.73	57.33	$ 52,023
2017	(0.49)	2.14	2.14	19.81	43.53	$ 160,663
2016	(0.12)	2.14	2.14	9.51	31.10	$ 168,821
CLASS I SHARES
2020	0.44	0.99	1.09	4.77	20.39	$ 287,746
2019	0.70	0.99	1.07	(0.07)	24.94	$ 360,070
2018	0.90	0.99	1.06	12.00	57.33	$ 422,302
2017	0.68	0.99	1.06	21.20	43.53	$ 368,790
2016	1.02	0.99	1.07	10.77	31.10	$ 280,570
CLASS R3 SHARES
2020	0.09	1.35	1.73	4.40	20.39	$ 24,939
2019	0.34	1.35	1.79	(0.43)	24.94	$ 29,601
2018	0.57	1.35	1.78	11.60	57.33	$ 39,211
2017	0.30	1.35	1.82	20.75	43.53	$ 45,668
2016	0.67	1.35	1.81	10.40	31.10	$ 50,089
CLASS R4 SHARES
2020	0.17	1.25	1.74	4.50	20.39	$ 4,548
2019	0.44	1.25	1.75	(0.33)	24.94	$ 6,434
2018	0.68	1.25	1.77	11.72	57.33	$ 7,868
2017	0.42	1.24	1.78	20.87	43.53	$ 10,159
2016	0.78	1.25	1.75	10.50	31.10	$ 9,539
CLASS R5 SHARES
2020	0.45	0.99	1.43	4.76	20.39	$ 14,156
2019	0.70	0.99	1.43	(0.07)	24.94	$ 18,119
2018	0.89	0.99	1.38	12.00	57.33	$ 19,085
2017	0.68	0.99	1.42	21.21	43.53	$ 17,060
2016	1.00	0.99	1.46	10.78	31.10	$ 14,738
Thornburg Equity Funds Annual Report  |  129

Financial Highlights
Growth Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES(b)
2020	$ 39.37	(0.30)	12.72	12.42	—	(3.62)	—	(3.62)	$48.17
2019	$ 40.43	(0.17)	(0.89)	(1.06)	—	—	—	—	$39.37
2018	$ 32.46	(0.21)	8.18	7.97	—	—	—	—	$40.43
2017	$ 28.22	(0.24)	4.48	4.24	—	—	—	—	$32.46
2016	$ 26.09	(0.27)	2.40	2.13	—	—	—	—	$28.22
CLASS C SHARES
2020	$ 33.91	(0.51)	10.75	10.24	—	(3.62)	—	(3.62)	$40.53
2019	$ 35.11	(0.42)	(0.78)	(1.20)	—	—	—	—	$33.91
2018	$ 28.43	(0.42)	7.10	6.68	—	—	—	—	$35.11
2017	$ 24.90	(0.41)	3.94	3.53	—	—	—	—	$28.43
2016	$ 23.20	(0.41)	2.11	1.70	—	—	—	—	$24.90
CLASS I SHARES
2020	$ 42.35	(0.17)	13.80	13.63	—	(3.62)	—	(3.62)	$52.36
2019	$ 43.33	(0.03)	(0.95)	(0.98)	—	—	—	—	$42.35
2018	$ 34.67	(0.08)	8.74	8.66	—	—	—	—	$43.33
2017	$ 30.01	(0.12)	4.78	4.66	—	—	—	—	$34.67
2016	$ 27.64	(0.17)	2.54	2.37	—	—	—	—	$30.01
CLASS R3 SHARES
2020	$ 39.05	(0.36)	12.60	12.24	—	(3.62)	—	(3.62)	$47.67
2019	$ 40.16	(0.23)	(0.88)	(1.11)	—	—	—	—	$39.05
2018	$ 32.30	(0.26)	8.12	7.86	—	—	—	—	$40.16
2017	$ 28.10	(0.27)	4.47	4.20	—	—	—	—	$32.30
2016	$ 26.01	(0.29)	2.38	2.09	—	—	—	—	$28.10
CLASS R4 SHARES
2020	$ 39.49	(0.32)	12.75	12.43	—	(3.62)	—	(3.62)	$48.30
2019	$ 40.56	(0.19)	(0.88)	(1.07)	—	—	—	—	$39.49
2018	$ 32.59	(0.23)	8.20	7.97	—	—	—	—	$40.56
2017	$ 28.33	(0.24)	4.50	4.26	—	—	—	—	$32.59
2016	$ 26.19	(0.27)	2.41	2.14	—	—	—	—	$28.33
CLASS R5 SHARES
2020	$ 42.31	(0.16)	13.77	13.61	—	(3.62)	—	(3.62)	$52.30
2019	$ 43.29	(0.04)	(0.94)	(0.98)	—	—	—	—	$42.31
2018	$ 34.64	(0.08)	8.73	8.65	—	—	—	—	$43.29
2017	$ 29.98	(0.12)	4.78	4.66	—	—	—	—	$34.64
2016	$ 27.61	(0.17)	2.54	2.37	—	—	—	—	$29.98

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.
130  |  Thornburg Equity Funds Annual Report

Financial Highlights, Continued
Growth Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of YEAR (Thousands)
CLASS A SHARES(b)
2020	(0.72)	1.33	1.33	34.37	43.82	$ 326,035
2019	(0.44)	1.35	1.35	(2.62)	40.69	$ 259,799
2018	(0.57)	1.34	1.34	24.55	54.98	$ 296,429
2017	(0.79)	1.40	1.40	15.02	72.03	$ 187,062
2016	(1.00)	1.40	1.40	8.16	86.24	$ 199,178
CLASS C SHARES
2020	(1.47)	2.09	2.09	33.38	43.82	$ 36,917
2019	(1.27)	2.18	2.18	(3.42)	40.69	$ 36,841
2018	(1.33)	2.14	2.14	23.50	54.98	$ 53,903
2017	(1.56)	2.16	2.16	14.18	72.03	$ 130,165
2016	(1.76)	2.16	2.16	7.33	86.24	$ 156,115
CLASS I SHARES
2020	(0.37)	0.99	1.06	34.84	43.82	$ 277,991
2019	(0.08)	0.99	1.05	(2.26)	40.69	$ 254,721
2018	(0.20)	0.99	1.05	24.98	54.98	$ 286,152
2017	(0.37)	0.99	1.05	15.53	72.03	$ 234,922
2016	(0.59)	0.99	1.05	8.57	86.24	$ 198,658
CLASS R3 SHARES
2020	(0.88)	1.50	1.71	34.17	43.82	$ 33,505
2019	(0.60)	1.50	1.80	(2.76)	40.69	$ 30,084
2018	(0.72)	1.50	1.80	24.33	54.98	$ 40,963
2017	(0.90)	1.50	1.84	14.95	72.03	$ 47,064
2016	(1.10)	1.50	1.81	8.04	86.24	$ 55,809
CLASS R4 SHARES
2020	(0.78)	1.40	2.00	34.28	43.82	$ 2,771
2019	(0.50)	1.40	1.91	(2.64)	40.69	$ 4,183
2018	(0.62)	1.40	1.97	24.46	54.98	$ 4,484
2017	(0.80)	1.40	2.00	15.04	72.03	$ 5,330
2016	(1.00)	1.40	1.86	8.17	86.24	$ 6,821
CLASS R5 SHARES
2020	(0.37)	0.99	1.26	34.83	43.82	$ 22,691
2019	(0.09)	0.99	1.39	(2.26)	40.69	$ 19,984
2018	(0.21)	0.99	1.33	24.97	54.98	$ 31,433
2017	(0.38)	0.99	1.34	15.54	72.03	$ 32,197
2016	(0.59)	0.99	1.30	8.58	86.24	$ 38,629
Thornburg Equity Funds Annual Report  |  131

Financial Highlights
Long/Short Equity Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of YEAR
CLASS I SHARES
2020	$ 10.81	(0.17)	(0.76)	(0.93)	—	(0.19)	(0.01)	(0.20)	$ 9.68
2019	$ 11.54	(0.17)	(0.09)	(0.26)	—	(0.47)	—	(0.47)	$10.81
2018	$ 11.13	(0.08)	0.83	0.75	—	(0.34)	—	(0.34)	$11.54
2017 (e)	$ 10.00	(0.13)	1.26	1.13	—	—	—	—	$11.13

(a)	The Fund incurs certain expenses and fees in connection with investments in short positions. If such expenses and fees had not occurred, the Expenses After Expense Reductions ratios for 2020, 2019, 2018 and 2017 would have been 1.50%, 1.50%, 1.48% and 1.45%, respectively.
(b)	The Fund incurs certain expenses and fees in connection with investments in short positions. If such expenses and fees had not occurred, the Expenses Before Expense Reductions ratios for 2020, 2019, 2018 and 2017 would have been 1.55%, 1.53%, 1.48% and 1.81%, respectively.
(c)	Not annualized for periods less than one year.
(d)	The amounts reported for periods prior to the year ended September 30, 2019 have been revised to include certain expenses and fees in connection with investments in short positions in order to conform to current year presentation. The amounts reported in 2018 and 2017 were 1.48% and 1.45%, respectively.
(e)	Fund commenced operations on December 30, 2016.
(f)	Annualized.
+	Based on weighted average shares outstanding.
See notes to financial statements.
132  |  Thornburg Equity Funds Annual Report

Financial Highlights, Continued
Long/Short Equity Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)(a)	Expenses, Before Expense Reductions (%)(b)	Total Return (%)(c)	Portfolio Turnover Rate (%)(c)	Net Assets at End of YEAR (Thousands)
CLASS I SHARES
2020	(1.61)	3.10	3.15	(8.78)	69.44	$ 50,394
2019	(1.55)	3.44	3.47	(2.10)	71.43	$ 220,375
2018	(0.74)	2.82 (d)	2.82	6.83	65.72	$ 203,804
2017 (e)	(1.56) (f)	3.42 (d)(f)	3.78 (f)	11.30	61.69	$ 79,739
Thornburg Equity Funds Annual Report  |  133

Report of Independent Registered Public Accounting Firm
Thornburg Equity Funds
To the Board of Trustees of Thornburg Investment Trust and Shareholders of Thornburg Investment Income Builder Fund, Thornburg Summit Fund, Thornburg Global Opportunities Fund, Thornburg International Value Fund, Thornburg Better World International Fund, Thornburg International Growth Fund, Thornburg Developing World Fund, Thornburg Value Fund, Thornburg Core Growth Fund and Thornburg Long/Short Equity Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (ten of the funds constituting Thornburg Investment Trust, hereafter collectively referred to as the "Funds") as of September 30, 2020, the related statements of operations, changes in net assets, and cash flows for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2020, the results of each of their operations, the changes in each of their net assets, and each of their cash flows for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
Thornburg Investment Income Builder Fund (1)	Thornburg Summit Fund (2)	Thornburg Global Opportunities Fund (1)	Thornburg International Value Fund (1)
Thornburg Better World International Fund (1)	Thornburg International Growth Fund (1)	Thornburg Developing World Fund (1)	Thornburg Value Fund (1)
Thornburg Core Growth Fund (1)	Thornburg Long/Short Equity Fund (3)
(1) Statement of operations for the year ended September 30, 2020 and statements of changes in net assets for the years ended September 30, 2020 and 2019.
(2) Statement of operations for the year ended September 30, 2020 and statements of changes in net assets for the year ended September 30, 2020 and the period March 1, 2019 (commencement of operations) through September 30, 2019.
(3) Statement of operations and statement of cash flows for the year ended September 30, 2020 and statements of changes in net assets for the years ended September 30, 2020 and 2019.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodians, agent banks, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
New York, New York
November 19, 2020
We have served as the auditor of one or more investment companies in Thornburg Investment Trust since 1999.
134  |   Thornburg Equity Funds Annual Report

Expense Example
September 30, 2020 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on April 1, 2020, and held until September 30, 2020.
ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, April 1, 2020 and held through September 30, 2020.
	Actual		Hypothetical *
	Ending Account Value 9/30/20	Expenses Paid During Period 4/1/20-9/30/20	Ending Account Value 9/30/20	Expenses Paid During Period† 4/1/20-9/30/20	Annualized Expense Ratio
INCOME BUILDER FUND
CLASS A SHARES	$1,157.90	$ 6.42	$1,019.05	$ 6.01	1.19%
CLASS C SHARES	$1,154.05	$10.29	$1,015.45	$ 9.62	1.91%
CLASS I SHARES	$1,159.33	$ 5.24	$1,020.15	$ 4.90	0.97%
CLASS R3 SHARES	$1,155.68	$ 8.57	$1,017.05	$ 8.02	1.59%
CLASS R4 SHARES	$1,156.53	$ 7.55	$1,018.00	$ 7.06	1.40%
CLASS R5 SHARES	$1,159.09	$ 5.56	$1,019.85	$ 5.20	1.03%
CLASS R6 SHARES	$1,160.05	$ 4.32	$1,021.00	$ 4.04	0.80%
SUMMIT FUND
CLASS I SHARES	$1,254.37	$ 6.20	$1,019.50	$ 5.55	1.10%
GLOBAL OPPORTUNITIES FUND
CLASS A SHARES	$1,354.85	$ 7.71	$1,018.45	$ 6.61	1.31%
CLASS C SHARES	$1,350.48	$11.99	$1,014.80	$10.28	2.04%
CLASS I SHARES	$1,357.08	$ 5.83	$1,020.05	$ 5.00	0.99%
CLASS R3 SHARES	$1,353.75	$ 8.83	$1,017.50	$ 7.57	1.50%
CLASS R4 SHARES	$1,354.25	$ 8.24	$1,018.00	$ 7.06	1.40%
CLASS R5 SHARES	$1,357.20	$ 5.83	$1,020.05	$ 5.00	0.99%
CLASS R6 SHARES	$1,358.14	$ 5.01	$1,020.75	$ 4.29	0.85%
Thornburg Equity Funds Annual Report  |  135

Expense Example, Continued
September 30, 2020 (Unaudited)
	Actual		Hypothetical *
	Ending Account Value 9/30/20	Expenses Paid During Period 4/1/20-9/30/20	Ending Account Value 9/30/20	Expenses Paid During Period† 4/1/20-9/30/20	Annualized Expense Ratio
INTERNATIONAL VALUE FUND
CLASS A SHARES	$1,322.30	$ 7.37	$1,018.65	$ 6.41	1.27%
CLASS C SHARES	$1,318.29	$11.24	$1,015.30	$ 9.77	1.94%
CLASS I SHARES	$1,324.74	$ 5.46	$1,020.30	$ 4.75	0.94%
CLASS R3 SHARES	$1,321.06	$ 8.41	$1,017.75	$ 7.31	1.45%
CLASS R4 SHARES	$1,322.57	$ 7.26	$1,018.75	$ 6.31	1.25%
CLASS R5 SHARES	$1,324.04	$ 6.10	$1,019.75	$ 5.30	1.05%
CLASS R6 SHARES	$1,325.90	$ 4.59	$1,021.05	$ 3.99	0.79%
BETTER WORLD INTERNATIONAL FUND
CLASS A SHARES	$1,371.27	$11.14	$1,015.60	$ 9.47	1.88%
CLASS C SHARES	$1,367.72	$14.09	$1,013.10	$11.98	2.38%
CLASS I SHARES	$1,377.35	$ 6.48	$1,019.55	$ 5.50	1.09%
INTERNATIONAL GROWTH FUND
CLASS A SHARES	$1,409.33	$ 7.89	$1,018.45	$ 6.61	1.31%
CLASS C SHARES	$1,404.09	$12.56	$1,014.55	$10.53	2.09%
CLASS I SHARES	$1,411.96	$ 5.97	$1,020.05	$ 5.00	0.99%
CLASS R3 SHARES	$1,408.24	$ 9.03	$1,017.50	$ 7.57	1.50%
CLASS R4 SHARES	$1,409.00	$ 8.43	$1,018.00	$ 7.06	1.40%
CLASS R5 SHARES	$1,411.73	$ 5.97	$1,020.05	$ 5.00	0.99%
CLASS R6 SHARES	$1,412.66	$ 5.37	$1,020.55	$ 4.50	0.89%
DEVELOPING WORLD FUND
CLASS A SHARES	$1,341.13	$ 8.66	$1,017.60	$ 7.47	1.48%
CLASS C SHARES	$1,335.38	$13.19	$1,013.70	$11.38	2.26%
CLASS I SHARES	$1,343.28	$ 6.39	$1,019.55	$ 5.50	1.09%
CLASS R5 SHARES	$1,343.89	$ 6.39	$1,019.55	$ 5.50	1.09%
CLASS R6 SHARES	$1,344.23	$ 5.80	$1,020.05	$ 5.00	0.99%
VALUE FUND
CLASS A SHARES	$1,300.13	$ 7.88	$1,018.15	$ 6.91	1.37%
CLASS C SHARES	$1,295.11	$12.34	$1,014.25	$10.83	2.15%
CLASS I SHARES	$1,302.49	$ 5.70	$1,020.05	$ 5.00	0.99%
CLASS R3 SHARES	$1,300.38	$ 7.76	$1,018.25	$ 6.81	1.35%
CLASS R4 SHARES	$1,300.96	$ 7.19	$1,018.75	$ 6.31	1.25%
CLASS R5 SHARES	$1,302.62	$ 5.70	$1,020.05	$ 5.00	0.99%
GROWTH FUND
CLASS A SHARES	$1,420.52	$ 8.11	$1,018.30	$ 6.76	1.34%
CLASS C SHARES	$1,415.64	$12.62	$1,014.55	$10.53	2.09%
CLASS I SHARES	$1,423.21	$ 6.00	$1,020.05	$ 5.00	0.99%
CLASS R3 SHARES	$1,419.59	$ 9.07	$1,017.50	$ 7.57	1.50%
CLASS R4 SHARES	$1,420.16	$ 8.47	$1,018.00	$ 7.06	1.40%
CLASS R5 SHARES	$1,423.13	$ 6.00	$1,020.05	$ 5.00	0.99%
LONG/SHORT EQUITY FUND
CLASS I SHARES	$ 968.97	$16.15	$1,008.60	$16.47	3.28%

*	Hypothetical assumes a rate of return of 5% per year before expenses.
†	Expenses are equal to the annualized expense ratio for each class multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
136  |  Thornburg Equity Funds Annual Report

Other Information
September 30, 2020 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
TAX INFORMATION
For the tax year ended September 30, 2020, taxable ordinary income dividends, long term capital gain dividends and return of capital paid by the Funds for federal income tax purposes are as follows:
	TAXABLE ORDINARY	LONG TERM CAPITAL GAIN	RETURN OF CAPITAL
Income Builder Fund	$545,269,680	$ —	$ —
Summit Fund	621,180	—	—
Global Opportunities Fund	7,850,527	12,226,269	—
International Value Fund	33,777,968	166,936,338	—
Better World International Fund	912,016	—	—
International Growth Fund	4,149,506	7,275,248	—
Developing World Fund	11,111,649	—	—
Value Fund	2,907,991	322,457	—
Growth Fund	—	53,904,778	—
Long/Short Equity Fund	—	3,836,877	116,403
For the tax year ended September 30, 2020, the dividend ratio (or the maximum allowed) paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003 and the ordinary income distributions ratio (or the maximum allowed) paid as qualified for the corporate dividend received deduction are as follows:
	QUALIFIED DIVIDEND INCOME	DIVIDENDS RECEIVED DEDUCTION
Income Builder Fund	84.18%	21.55%
Summit Fund	31.43	8.83
Global Opportunities Fund	89.34	44.94
International Value Fund	97.64	0.48
Better World International Fund	100.00	0.49
International Growth Fund	94.93	11.57
Developing World Fund	100.00	1.14
Value Fund	100.00	100.00
For the year ended September 30, 2020, foreign source income and foreign tax credit to be passed through to shareholders are as follows:
	FOREIGN SOURCE INCOME	FOREIGN TAX CREDIT
Income Builder Fund	$ 420,155,057	$ 43,647,915
Global Opportunities Fund	11,846,220	2,933,535
International Value Fund	46,047,646	3,754,527
Better World International Fund	1,496,133	126,307
International Growth Fund	14,029,117	1,485,459
Developing World Fund	14,598,271	2,300,217
The information and the distributions reported herein may differ from information and distributions reported to the shareholders for the calendar year ending December 31, 2020. Complete information will be reported in conjunction with your 2020 Form 1099.
Thornburg Equity Funds Annual Report  |  137

Other Information, Continued
September 30, 2020 (Unaudited)
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-PORT EX for the first and third quarters of each fiscal year. The Fund’s Form N-PORT EX are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT
Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to each of the Funds pursuant to an investment advisory agreement (the “Agreement”). The Board of Trustees (the “Trustees”) consider the renewal of the Agreement annually, and most recently determined to renew the Agreement on September 15, 2020.
Planning for their recent consideration of the Agreement’s renewal, those Trustees who are not “interested persons” of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “independent Trustees”), met in May 2020 to consider aspects of their annual evaluation of the Advisor’s service to the Funds and to each other series of the Trust, to plan the annual evaluation of the Advisor’s performance, and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in a second independent session in July 2020 to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in independent session in September 2020 with representatives of a mutual fund analyst firm engaged by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information, and other data obtained and analyzed by the analyst firm. In that session the independent Trustees discussed their evaluations of the Advisor’s services to the Funds and the Funds’ fee and expense levels, investment performance, and other information presented for the Funds, conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred with representatives of management to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled in September for that purpose, and the independent Trustees thereafter met again in independent session to consider the Advisor’s presentations and various specific issues respecting their consideration of the Agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the Agreement, and the independent Trustees voted unanimously at that meeting to renew the Agreement for an additional term of one year.
The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the Agreement. In determining to renew the Agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.
Nature, Extent, and Quality of Services. The Trustees considered in their evaluation of the Agreement the written and oral reports provided to the Trustees and their standing committees throughout the year on a wide variety of topics by personnel from the Advisor’s portfolio management, administration, operations, and compliance staffs. The Trustees also considered in this evaluation presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of the renewal of the Agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years, reports from their standing committees, and advice received from counsel.
Information noted by the Trustees as having been considered in relation to the nature, extent, and quality of services provided by the Advisor under the Agreement and contributing (together with other information considered) to their conclusions respecting the nature, extent, and quality of the services rendered to the Funds by the Advisor included: (1) reports from portfolio managers throughout the year demonstrating that the Funds were managed in conformity with stated strategies and objectives and conformed to investment restrictions and limitations; (2) reports demonstrating that management of the Funds remained faithful and competent, and demonstrating sufficient skill by portfolio managers in executing the Funds’ strategies in varying environments, managers’ cognizance of and strategies to pursue the Funds’ objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, management to achieve tax efficiencies, and the structuring and composition of the Funds’ portfolios and management of the Funds’ liquidity requirements; (3) each Fund’s achievement of its investment objectives over different periods of time; (4) presentations by and interactions with members of the Advisor’s fund administration, trading, operations, and compliance staffs; (5) reports from standing committees of the Trustees on their respective proceedings throughout the year, including particularly interactions with the Advisor’s personnel; (6) the sufficiency of the resources the Advisor devotes to the services it provides to the Funds, including the expertise of its personnel and staffing levels and its enhancements to the electronic systems it utilizes in providing these services, and the Advisor’s own financial management and sufficiency of its resources; (7) steps taken by the Advisor to improve its investment management process, including the appointment of two new Co-Heads of Investment, the restructuring of the equity analyst team, the hiring of new analysts to support the investment management function, and the increased integration of new risk management procedures and consideration of
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environmental, social, and governance factors into the investment process; (8) the measures employed to achieve efficient trade execution for the Funds, including the evaluation and selection of firms to execute transactions for the Funds; and (9) steps taken by the Advisor to respond to challenges presented by the ongoing COVID-19 pandemic, including steps taken to facilitate continued collaboration among the Advisor’s personnel notwithstanding the fact that most personnel are working remotely. As in past years, the Trustees noted particularly their assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, measures to expand and improve the depth and experience of the Advisor’s staff, and the Advisor’s collaborative approach to investment management, continued commitment to observance of compliance and regulatory requirements in managing investments by the Funds, responsiveness to the Trustees, and other factors and circumstances.
Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Funds’ investments continued to conform to the Funds’ stated objectives and policies, and that the nature, extent, and quality of the services provided to the Funds by the Advisor remained sufficient.
Investment Performance. The Trustees noted in their evaluation of each Fund’s investment performance the written and oral reports and investment and market analyses they had received from the Advisor’s portfolio management personnel throughout the year. The Trustees also noted their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of each Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s explanations and written and oral commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market, and economic conditions; (3) performance data for the ten most recent calendar years (or lesser number of years for each Fund having fewer calendar years of operations), comparing the Fund’s annual investment returns to a category of funds selected by an independent mutual fund analyst firm, to one or more broad-based securities indices, and to the applicable Morningstar category of funds; (4) the Fund’s investment performance for the three-month, year-to-date, one-year, since inception and, if applicable, three-, five-, and ten-year periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to mutual fund categories selected by independent mutual fund analyst firms, to one or more broad-based securities indices, and to the applicable Morningstar category of funds, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories; (5) analyses of specified risk and performance metrics for the Fund relative to its benchmark and to a selected peer group of funds, prepared by an independent financial analyst firm engaged by the independent Trustees; (6) the Fund’s cash flows; (7) the analysis and observations of an independent mutual fund analyst firm respecting the Fund’s investment performance relative to a category of funds selected by that firm; (8) comparison of the Fund’s annualized return to the Fund’s benchmark index or indices over various periods since the Fund’s inception; and (9) various risk and return statistics. The Trustees noted their understanding that strategies pursued for a Fund may produce intermittent lower relative performance, that such Funds have in the past returned to favor as conditions changed or the strategies of those Funds gained traction, and the Advisor has in general been successful in remediating lower relative performance of Funds in cases where execution of investment strategies had contributed to lower performance. The Trustees also noted in their evaluations that to the extent pertinent they attach additional significance to the performance of each Fund from the perspective of longer-term shareholders.
Further detail considered by the Trustees with respect to the investment performance of each Fund is set forth below:
•	Thornburg Investment Income Builder Fund – the Trustees considered that the Fund underperformed its benchmark index and Morningstar category for the year-to-date, one-, three-, five-, and ten-year periods, and ranked in the third or fourth quartile of a selected peer group of funds for all such periods except the ten-year period. The Trustees noted, however, explanations from the Advisor respecting the effects of market and economic conditions on the Fund’s investment performance during relevant periods, including the market’s current disfavoring of income-producing stocks. The Trustees observed that, despite those market conditions, the Advisor’s stock selection has generally been a positive contributor to performance when compared to other peer funds, that the Advisor has continued to successfully generate current income for the Fund’s shareholders, and that the Fund has outperformed its benchmark index since its inception and has compared more favorably to peer funds over longer periods. The Trustees also considered steps the Advisor has taken to seek to improve the Fund’s investment performance.
•	Thornburg Summit Fund – the Trustees considered that the Fund outperformed its benchmark index and Morningstar category for all periods since the Fund’s inception, and ranked in the first quartile of a selected peer group of funds for the year-to-date and one-year periods. The Trustees also considered the Advisor’s success in achieving its investment objective of growing real wealth over time.
•	Thornburg Global Opportunities Fund – the Trustees considered that, while the Fund underperformed its benchmark index and Morningstar category for the year-to-date, three-, and five-year periods, the Fund outperformed its benchmark index and Morningstar category for the three months ended June 30, 2020 and for the one- and ten-year periods, and has outperformed its benchmark index since the Fund’s inception. The Trustees also considered that, while the Fund ranked in the third or fourth quartile of a selected peer group of funds for the year-to-date, three- and five-year periods, the Fund’s performance compared more favorably to that peer group for the one- and ten-year periods.
•	Thornburg International Value Fund – the Trustees considered that the Fund outperformed its benchmark index and another broad-based securities market index for the year-to-date, one-, three-, and five-year periods, and since the Fund’s inception, performed generally in line
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with such indices over the ten-year period, and outperformed its Morningstar category over all such periods. The Trustees also considered that the Fund ranked in the first or second quartile of a selected peer group of funds for the year-to-date, one-, three, five, and ten-year periods.
•	Thornburg Better World International Fund – the Trustees considered that the Fund outperformed its benchmark index and Morningstar category for all periods since the Fund’s inception, and ranked in the first quartile of a selected peer group of funds for the year-to-date, one-, and three-year periods.
•	Thornburg International Growth Fund – the Trustees considered that the Fund outperformed its benchmark index and Morningstar category for the year-to-date, one-, three-, five- and ten-year periods, has also outperformed its benchmark index since the Fund’s inception, and ranked in the first or second quartile of a selected peer group of funds for the year-to-date, one-, three-, five, and ten-year periods.
•	Thornburg Developing World Fund – the Trustees considered that the Fund outperformed its benchmark index and Morningstar category for the year-to-date, one-, three-, five- and ten-year periods, has also outperformed its benchmark index since the Fund’s inception, and ranked in the first or second quartile of a selected peer group of funds for the year-to-date, one-, three-, five, and ten-year periods.
•	Thornburg Value Fund – the Trustees considered that the Fund underperformed its benchmark index and Morningstar category for the year-to-date, one-, three-, five-, and ten-year periods, and ranked in the fourth quartile of a selected peer group of funds for all such periods. The Trustees noted, however, the explanations from the Advisor respecting the effects of market and economic conditions on the Fund’s investment performance during relevant periods, and that in response to those conditions, the Advisor had proposed, and the Trustees had approved, changes to the Fund’s principal investment strategies which are expected to take effect in late 2020. The Trustees considered data from the Advisor showing the Advisor’s success in selecting the types of securities that will be part of the Fund’s forthcoming new investment mandate, and noted that the Fund’s investment performance over the year-to-date, one-, three-, five-, and ten-year periods would have compared more favorably to a peer group that reflects the new strategies that the Fund will pursue, and to the Fund’s forthcoming new benchmark index.
•	Thornburg Core Growth Fund – the Trustees considered that the Fund underperformed its benchmark index for the one-, three-, five-, and ten-year periods, underperformed its Morningstar category for the five- and ten-year periods, and ranked in the third or fourth quartile of a selected peer group of funds for the three-, five, and ten-year periods, while comparing more favorably to those comparatives over certain other periods. The Trustees noted the explanations from the Advisor respecting the effects of market and economic conditions on the Fund’s investment performance during relevant periods, and that in response to those conditions, the Advisor had proposed, and the Trustees had approved, changes to the Fund’s principal investment strategies which are expected to take effect in late 2020. The Trustees considered data from the Advisor showing the Advisor’s success in selecting the types of securities that will be part of the Fund’s forthcoming new investment mandate, and noted that the Fund’s investment performance over the year-to-date, one-, three-, five-, and ten-year periods would have compared more favorably to a peer group that reflects the new strategies that the Fund will pursue, and to the Fund’s forthcoming new benchmark index.
•	Thornburg Long/Short Equity Fund – the Trustees considered that the Fund and its predecessor fund underperformed its benchmark index and Morningstar category for the year-to-date, one-, three-, five-, and ten-year periods, and ranked in the third or fourth quartile of a selected peer group of funds for the year-to-date, one- and three-year periods. The Trustees noted, however, the explanations from the Advisor respecting the reasons for the underperformance in those periods, observing that the Advisor’s selection of short investments for the Fund had, until recently, been a positive contributor to the Fund’s investment performance, and that the Advisor has demonstrated the ability to generate outperformance in both long and short positions across different market conditions. The Trustees also considered steps the Advisor has taken to seek to improve the Fund’s investment performance, including the implementation of additional risk management procedures.
Based upon their consideration of this and other information, the Trustees concluded that the Funds’ absolute and relative investment performance over a range of pertinent holding periods on the whole was satisfactory in view of the Funds’ objectives and strategies.
Comparisons of Fee and Expense Levels. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Funds’ fee and expense levels. This information included comparisons of each Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to funds in the applicable Morningstar category, comparisons of the advisory fee and total expenses for one or more Fund share classes to the fee levels and expenses of fund peer groups selected from the category by an independent mutual fund analyst firm engaged by the independent Trustees, the perspectives and advice from that mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. In evaluating comparative fee and expense data, the Trustees considered whether the advisory fees charged to each Fund were at least generally comparable to the comparatives presented, and whether those advisory fees and overall Fund expense levels were within the range of figures established for the selected peer groups.
Further detail considered by the Trustees with respect to the comparison of the fee and expense levels of each Fund is set forth below:
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•	Thornburg Investment Income Builder Fund – Comparative fee and expense data considered by the Trustees showed that the level of total expense for one share class of the Fund was comparable to both the median and average levels charged to funds in the applicable Morningstar category, that the level of total expense for a second share class was lower than the median and average levels for that category, and that the level of total expense for a third share class was higher than the median and average levels for that category. Peer group data showed that the Fund’s stated advisory fee was lower than the median level for the three peer groups, and that the total expense levels of three representative share classes were higher than the medians of their respective peer groups but comparable to other funds in the peer groups.
•	Thornburg Summit Fund – Comparative fee and expense data considered by the Trustees showed that, after fee waivers and expense reimbursements, the level of total expense for the Fund’s one share class was higher than the median and lower than the average levels charged to funds in the applicable Morningstar category. Peer group data showed that the Fund’s stated advisory fee was lower than the median level for the peer group, and that the Fund’s total expense level was higher than the median level for the peer group after waivers of fees and reimbursement of expenses, but comparable to other funds in the peer groups.
•	Thornburg Global Opportunities Fund – Comparative fee and expense data considered by the Trustees showed that the level of total expense for one share class of the Fund was higher than the median and average levels charged to funds in the applicable Morningstar category, and that the level of total expense for a second share class was lower than the median and average levels for that category. Peer group data showed that the Fund’s stated advisory fee was higher than the medians of the two peer groups considered but comparable to other funds in the peer groups, and that the total expense levels of two representative share classes were higher than the medians of their respective peer groups but comparable to other funds in the peer groups.
•	Thornburg International Value Fund – Comparative fee and expense data considered by the Trustees showed that the level of total expense for one share class of the Fund was higher than the median and average levels charged to funds in the applicable Morningstar category, and that the level of total expense for a second share class was lower than the median and average levels for that category. Peer group data showed that the Fund’s stated advisory fee was higher than the medians of the two peer groups considered but comparable to other funds in the peer groups, and that the total expense levels of two representative share classes were higher than the medians of their respective peer groups but comparable to other funds in the peer groups.
•	Thornburg Better World International Fund – Comparative fee and expense data considered by the Trustees showed that, after fee waivers and expense reimbursements, the level of total expense for one share class of the Fund was higher than the median and average levels charged to funds in the applicable Morningstar category, and that the level of total expense for a second share class was higher than the median and lower than the average levels for that category. Peer group data showed that the Fund’s stated advisory fee was higher than the medians of the two peer groups considered but comparable to other funds in the peer groups, and that the total expense levels of two representative share classes were higher than the medians of their respective peer groups but comparable to other funds in the peer groups after waivers of fees and reimbursement of expenses.
•	Thornburg International Growth Fund – Comparative fee and expense data considered by the Trustees showed that the level of total expense for one share class of the Fund was higher than the median and average levels charged to funds in the applicable Morningstar category, and that the level of total expense for a second share class was lower than the median and average levels for that category. Peer group data showed that the Fund’s stated advisory fee was higher than the medians of the two peer groups considered but comparable to other funds in the peer groups, and that the total expense levels of two representative share classes were higher than the medians of their respective peer groups but comparable to other funds in the peer groups.
•	Thornburg Developing World Fund – Comparative fee and expense data considered by the Trustees showed that, after fee waivers and expense reimbursements, the level of total expense for one share class of the Fund was higher than the median and average levels charged to funds in the applicable Morningstar category, and that the level of total expense for a second share class was lower than the median and average levels for that category. Peer group data showed that the Fund’s stated advisory fee was higher than the medians of the two peer groups considered but comparable to other funds in the peer groups, and that the total expense levels of two representative share classes were lower than the medians of their respective peer groups after fee waivers and expense reimbursements.
•	Thornburg Value Fund – In considering the fees and expenses of the Fund, the Trustees considered the application of the fee waivers and expense reimbursements that are scheduled to take effect at the end of the Fund’s 2020 fiscal year, and compared the Fund’s fees and expenses to a Morningstar category and peer groups of funds that reflect the forthcoming changes in the Fund’s principal investment strategies. Comparative fee and expense data considered by the Trustees showed that, after application of those fee waivers and expense reimbursements, the level of total expense for one share class of the Fund was higher than the median and average levels charged to funds in the Morningstar category, and that the level of total expense for a second share class was lower than the median and average levels for that category. Peer group data showed that the Fund’s stated advisory fee was higher than the medians of the two peer groups considered but comparable to other funds in the peer groups, that the total expense levels of one representative share class was higher than the median of the peer group but comparable to other funds in the peer group after waivers of fees and reimbursement of expenses, and that the total expense levels of a second representative share class was lower than the median of the peer group after waivers of fees and reimbursement of expenses.
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•	Thornburg Core Growth Fund – In considering the fees and expenses of the Fund, the Trustees considered the application of the fee waivers and expense reimbursements that are scheduled to take effect at the end of the Fund’s 2020 fiscal year, and compared the Fund’s fees and expenses to a Morningstar category and peer groups of funds that reflect the forthcoming changes in the Fund’s principal investment strategies. Comparative fee and expense data considered by the Trustees showed that, after application of those fee waivers and expense reimbursements, the level of total expense for one share class of the Fund was higher than the median and average levels charged to funds in the Morningstar category, and that the level of total expense for a second share class was lower than the median and average levels for that category. Peer group data showed that the Fund’s stated advisory fee was higher than the medians of the two peer groups considered but comparable to other funds in the peer groups, and that the total expense levels of two representative share classes were lower than the medians of their respective peer groups after waivers of fees and reimbursement of expenses.
•	Thornburg Long/Short Equity Fund – Comparative fee and expense data considered by the Trustees showed that the level of total expense for the Fund’s one share class was lower than the median and lower than the average levels charged to funds in the applicable Morningstar category. Peer group data showed that the Fund’s stated advisory fee was lower than the median level for the peer group, and that the Fund’s total expense level was also lower than the median level for the peer group.
The Trustees did not find any of the differences between the Funds’ fee and expense data and the comparable fee and expense data significant in view of their findings and conclusions respecting the other factors considered, including the quality of services provided by the Advisor to each Fund.
The Trustees also noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds and other institutional clients, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, the differences between the mutual funds as to which the Advisor is a sub-advisor and the Funds, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which these arrangements are entered into. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by the Advisor or by other investment advisors to different types of clients had limited relevance to the evaluation of the fee rate charged to mutual funds as to which the Advisor or such other advisors are the primary advisor and sponsor.
Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Funds, the Trustees considered an analysis of the Advisor’s costs and the estimated profitability to the Advisor of its services, together with data respecting the profitability of a selection of other investment management firms. The Trustees considered information from the Advisor respecting investment of its profits to maintain staffing levels, and noted that the Advisor’s profits are an important element in the compensation of employees who work for the benefit of the Funds and their shareholders. The Trustees considered information from the Advisor respecting the use of profits to enhance staff competencies through training and other measures, hire personnel to expand and develop the scope of senior management expertise, pay competitive levels of compensation, and add to the Advisor’s electronic and information technology systems to maintain or improve service levels. The Trustees noted in particular that the Advisor was able to expand staffing levels despite the ongoing COVID-19 pandemic and the additional economic uncertainty precipitated by that pandemic. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Funds, and maintain or improve service levels for the Funds notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.
Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by each Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to each Fund, comparisons of the fee breakpoint structure for each Fund with breakpoint structures (or the absence of such structures) for other funds in one or more peer groups selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain funds of the Trust as their asset levels had increased, the Advisor’s undertakings to waive or reimburse certain fees and expenses for certain Funds and share classes, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels, pay competitive levels of compensation, and add to its electronic and information technology systems to maintain or improve service levels. The information provided demonstrated to the Trustees that the Funds’ advisory fee breakpoint structures are reasonable in relation to the structures observed in the other funds in their respective peer groups, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for each Fund and other factors.
Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Funds, the Trustees considered explanations from the Advisor respecting its receipt of certain research services from broker dealers, and the benefits to both the Funds
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Other Information, Continued
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and the Advisor of the Advisor’s expansion of its staffing, compliance, and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Funds were identified by the Trustees.
Summary of Conclusions. The Trustees concluded that the general nature, extent, and quality of the Advisor’s services performed under the Agreement remained sufficient, the Advisor had continued to actively and competently pursue the Funds’ stated investment objectives and adhere to the Funds’ investment policies, and that the absolute and relative investment performance of the Funds over pertinent holding periods on the whole was satisfactory in the context of the Funds’ objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to each Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent, and quality of those services, the investment performance of each such Fund after fees and expenses, the clear disclosure of fees and expenses in the Funds’ prospectuses, comparisons of fees and expenses charged to each Fund to fees and expenses charged to other mutual funds, and the other factors and relevant circumstances considered. The Trustees accordingly determined to renew the Agreement for an additional term of one year for each of the Funds.
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Trustees and Officers
September 30, 2020 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES(1)(2)
Garrett Thornburg, 74 Trustee Since 1984, Chairman of Trustees(4)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); President of the Thornburg Foundation (nonprofit).	None
Brian J. McMahon, 65 Trustee since 2001, Vice Chairman of Trustees, Member of Governance & Nominating Committee and Operations Risk Oversight Committee(5)	Vice Chairman, Chief Investment Strategist, Managing Director, and Portfolio Manager, and until 2019 Chief Investment Officer, and, until 2016, CEO and President, of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None
INDEPENDENT TRUSTEES(1)(2)(3)
David A. Ater, 75 Trustee since 1994, Lead Independent Trustee, Chair of Governance and Nominating Committee and Member of Audit Committee	Principal in Ater & Associates, Santa Fe, New Mexico (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None
Sally Corning, 59 Trustee since 2012, Chair of the Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None
Susan H. Dubin, 71 Trustee since 2004, Member of Audit Committee, Governance and Nominating Committee, and Operations Risk Oversight Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None
David L. Gardner, 57 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None
Patrick J. Talamantes, 56 Trustee since 2019, Member of Audit Committee	President of Talamantes Strategies, a management consulting firm, since 2018; until 2017, President and Chief Executive Officer of The McClatchy Company, Sacramento, CA (news and media company).	None
Owen D. Van Essen, 66 Trustee since 2004, Chair of Operations Risk Oversight Committee and Member of Governance & Nominating Committee	President of Dirks, Van Essen, Murray & April, Santa Fe, New Mexico (newspaper mergers and acquisitions).	None
James W. Weyhrauch, 61 Trustee since 1996, Member of Audit Committee and Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; General Partner, Investments of Genext LLC (a family investment partnership); until 2019, Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing and design company).	None
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Trustees and Officers, Continued
September 30, 2020 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)
Nimish Bhatt, 57 Chief Financial Officer since 2019, Treasurer 2016-2019, Secretary 2018-2019(6)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016, and Secretary of Thornburg Securities Corporation since 2018; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011- 2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable
Jason Brady, 46 President since 2016(6)	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable
Randy Dry, 46 Vice President since 2014	Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable
John Hackett, 54 Vice President since 2020	Chief Marketing Officer, Thornburg Investment Management, Inc. (since 2020); Global Head of Product Marketing, Northern Trust Asset Management (2016-2020); Principal and Head of Marketing and Business Development, The Townsend Group (2013-2016).	Not applicable
Curtis Holloway, 53 Treasurer since 2019(6)	Director of Fund Administration since 2019 of Thornburg Investment Management, Inc.; Senior Vice President, Head of Fund Administration (2017-2019) and Vice President, Fund Administration (2010-2017) of Calamos Investments, and Chief Financial Officer (2017-2019) and Treasurer (2010-2019) of Calamos Funds.	Not applicable
Ben Kirby, 40 Vice President since 2014	Head of Investments since 2019, and Portfolio Manager and Managing Director since 2013, of Thornburg Investment Management, Inc.	Not applicable
Jeff Klingelhofer, 39 Vice President since 2016	Head of Investments since 2019, Portfolio Manager and Managing Director since 2015, Associate Portfolio Manager from 2012-2015, of Thornburg Investment Management, Inc.	Not applicable
Ponn Lithiluxa, 49, Vice President since 2017	Manager, Tax & Fund Administration of Thornburg Investment Management, Inc.; Senior Vice President, Citi Fund Services, Inc. from 2014-2017; Vice President, Citi Fund Services, Inc. from 2007-2014.	Not applicable
Michael Mastroianni, 43 Secretary since 2019; Vice President 2019- 2020(6)	Director of Fund Operations since 2019 of Thornburg Investment Management, Inc.; Executive Director, Global Head of Client Services - Global Liquidity (2018-2019), Executive Director, North American Head of Transfer Agency Relationship Management (2011-2019), Executive Director, North American Head of Transfer Agency Service Delivery (2011-2018) of J.P. Morgan Asset Management.	Not applicable
Stephen Velie, 53 Chief Compliance Officer since 2009	Chief Compliance Officer of Thornburg Investment Trust and Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Trust is organized as a Massachusetts business trust, and currently comprises a complex of 22 separate investment “Funds” or “series.” Thornburg Investment Management, Inc. is the investment advisor to, and manages, the 22 Funds of the Trust. Each Trustee oversees the 22 Funds of the Trust.
(3)	The Bylaws of the Trust currently require that each Independent Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(4)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc. the investment advisor to the 22 active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares of the Trust.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment strategist of Thornburg Investment Management, Inc.
(6)	The Trust’s president, chief financial officer, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.
Thornburg Equity Funds Annual Report  |  145

Trustees’ Statement to Shareholders (Unaudited)
Revised and Readopted September 15, 2020
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
[This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. For prospective investors in any fund of Thornburg Investment Trust, this communication must be preceded or accompanied by a prospectus. You may obtain a current copy of the Funds’ prospectus, which describes the Funds’ management fees, expenses and risks, by calling 1-800-847-0200 or by visiting www.thornburg.com/download. Please read the prospectus carefully before investing.]
Thornburg Investment Trust
2300 North Ridgetop Road
Santa Fe, NM 87506
505.984.0200 Tel
505.992.8681 Fax
www.thornburg.com
146  |  Thornburg Equity Funds Annual Report

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $39.8 billion (as of September 30, 2020) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.
MULTI ASSET
■	Thornburg Investment Income Builder Fund
■	Thornburg Summit Fund
GLOBAL EQUITY
■	Thornburg Global Opportunities Fund
INTERNATIONAL EQUITY
■	Thornburg International Value Fund
■	Thornburg Better World Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
DOMESTIC EQUITY
■	Thornburg Value Fund
■	Thornburg Core Growth Fund
ALTERNATIVES
■	Thornburg Long/Short Equity Fund
FIXED INCOME
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Ultra Short Income Fund
■	Thornburg Strategic Income Fund
MUNICIPAL
■	Thornburg Short Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
Thornburg Equity Funds Annual Report  |  147

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH4627

Annual Report
September 30, 2020
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to thornburg.com/edelivery.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling 800.847.0200 or your financial intermediary directly. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.
Thornburg Fixed Income Funds
Thornburg Limited Term U.S. Government Fund
Thornburg Limited Term Income Fund
Thornburg Ultra Short Income Fund (Thornburg Low Duration Income Fund)
Thornburg Strategic Income Fund

At Thornburg, we believe unconstrained investing leads to better outcomes for our clients. Our investment solutions are highly active, high conviction, and benchmark agnostic. When it comes to finding economic opportunity for clients, it’s more than what we do.
It’s how we do it. Active As bottom-up, fundamental, active managers, we look beyond conventional benchmarks. Long Term We take a long-term view in how we manage our firm and our portfolios. Benchmark Agnostic Investment strategies should have the flexibility to pursue solutions for clients, not stay within the conventional confines of benchmarks. Flexible Perspective Our approach to portfolio construction is guided by our convictions rather than convention. High Conviction We focus our attention and capital on thoroughly researched, well-understood positions. The best form of risk management is to know what you own, and why. Repeatable & Robust Our long-term outperformance of benchmarks verifies that our process works and outperforms conventional thinking. Independent We are independently owned and far from the herd of other investment managers. Investment Driven All members of the investment team are resources for all of our strategies. Collaborative Our team collaborates on opportunities across geography, sector, or asset class.

Thornburg Fixed Income Funds
Annual Reports  |  September 30, 2020
Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. This effect is more pronounced for longer-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Investments in lower rated and unrated bonds may be more sensitive to default, downgrades, and market volatility; these investments may also be less liquid than higher rated bonds. Investments in derivatives are subject to the risks associated with the securities or other assets underlying the pool of securities, including illiquidity and difficulty in valuation. Investments in equity securities are subject to additional risks, such as greater market fluctuations. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Please see the Funds’ prospectus for a discussion of the risks associated with an investment in the Funds. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.
Thornburg Fixed Income Funds Annual Report  |  3

Letter to Shareholders
September 30, 2020 (Unaudited)
Dear Shareholder:
As we all continue to navigate unprecedented conditions, both in the market and in our daily lives, I want to assure you that we at Thornburg Investment Management continue to be focused on providing all of our clients excellent outcomes. The last seven months have been an excellent proof point for Thornburg’s approach to the market. Our nimble, collaborative firm was largely able to adapt to a very different environment, again both in markets and in our operational infrastructure. We have experienced a number of different challenges over the course of the firm’s nearly four-decade history. That experience has informed the construction and evolution of our firm, including the structure of the investment team, to be successful in the context of difficult times.
So where do we go from here? As I write, we’re only a few days away from what looks to be a very consequential election, not just for the U.S. but for the globe. That said, regardless of the outcome, we expect continued volatility, given the effect of extraordinary economic stimulus, a continued slow, unsteady recovery and an uncertain policy pathway in response to the COVID-19 health crisis. Globally, low risk-free rates present a challenge for investors in several ways. First, safe haven assets like U.S. Treasuries are priced to provide a negative real (or after-inflation) yield, due to purchases by the Federal Reserve to engineer particular economic outcomes. Second, asset allocation methodology assumes a negative correlation between risky assets and high-quality bonds, but very low yields make this calculus much more challenging. Third, even if lower rates were possible, the amount of additional stimulus to be gained by such outcomes is fairly low: we’ve pulled forward a tremendous amount of growth and demand already.
Our benchmark agnostic, flexible approach should continue to serve us well as we have the ability to go where we can find value, within the mandate and objectives of each portfolio. Combined with our focus on breaking down silos within the investment universe, we are designed to see the world with better perspective. Many firms have good products, but we believe that our differentiated process, evaluating individual opportunities with a clear understanding of the bigger picture, underlies the excellent long-term outcomes we’ve been able to deliver.
We certainly don’t know what will happen over the coming weeks and months, but we’re excited about continued opportunities to deliver for you, given what we see as a rapidly changing market. Some of those changes are cyclical, and we will do our best to see through the cycle, but some changes are secular, and an unexamined acceptance of past truths will be unprofitable at best and dangerous at worst. It is our understanding of and participation in the interconnectedness of markets that is our core competency: We’re built for this.
Thank you so much for your time, and your business.

Jason Brady, cfa Portfolio Manager CEO, President, and Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
4  |  Thornburg Fixed Income Funds Annual Report

Thornburg Limited Term U.S. Government Fund

Investment Goal and Fund Overview
The primary goal of Limited Term U.S. Government Fund is to provide as high a level of current income as is consistent, in the view of the Fund’s investment advisor, with safety of capital. As a secondary goal, the Fund seeks to reduce changes in its share price compared to longer term portfolios.
The Fund is an actively managed, laddered portfolio of short/intermediate-term obligations issued by the U.S. Government, its agencies or instrumentalities with an average maturity of less than five years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year; cash from maturing bonds is invested in bonds with longer maturities at the far end of the ladder. The strategy is a good compromise for managing different types of risk.
Performance drivers and detractors for the reporting period ending September 30, 2020
» The Fund generated strong total returns over the trailing 12-month reporting period, but underperformed its longer duration benchmark, the Bloomberg Barclays U.S. Government Intermediate Total Return Index Value Unhedged.
» The Fund’s significant underweighting relative to the benchmark in U.S. Treasury duration was the largest single detractor for the Fund’s performance over the year as rates rapidly declined amid unprecedented action by the Federal Reserve.
» The portfolio maintained a healthy allocation to Agency Mortgage Backed Securities, which provided superior yields relative to what is available in U.S. Treasuries.
» On a go-forward basis, we believe mortgage related securities, backed by the U.S. government, represent significant value, particularly when considering that U.S. treasury rates across the curve sit near historic lows.
Performance Summary
September 30, 2020 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 11/16/87)
Without sales charge	3.70%	2.63%	1.77%	1.53%	4.61%
With sales charge	2.14%	2.11%	1.46%	1.38%	4.56%
Class C Shares (Incep: 9/1/94)
Without sales charge	3.48%	2.31%	1.46%	1.23%	3.54%
With sales charge	2.98%	2.31%	1.46%	1.23%	3.54%
Class I Shares (Incep: 7/5/96)	4.00%	2.93%	2.08%	1.85%	4.03%
Class R3 Shares (Incep: 7/1/03)	3.67%	2.54%	1.69%	1.45%	2.42%
Class R4 Shares (Incep: 2/1/14)	3.60%	2.51%	1.67%	-	1.60%
Class R5 Shares (Incep: 5/1/12)	3.93%	2.87%	2.03%	-	1.63%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.25%. Class C shares include a 0.50% CDSC for the first year only. There is no sales charge for Class I, Class R3, Class R4 and Class R5 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before waivers and expense reimbursements are as follows: A shares, 0.90%; C shares, 1.24%; I shares, 0.62%; R3 shares, 1.43%; R4 shares, 1.78%; R5 shares, 2.04%; Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2021, for some of the share classes, resulting in net expense ratios of the following: R3 shares, 0.99%; R4 shares, 0.99%; R5 shares, 0.67%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
Thornburg Fixed Income Funds Annual Report  |  5

Thornburg Limited Term Income Fund

Investment Goal and Fund Overview
The primary goal of Limited Term Income Fund is to provide as high a level of current income as is consistent, in the view of the Fund’s investment advisor, with safety of capital. As a secondary goal, the Fund seeks to reduce changes in its share prices compared to longer term portfolios.
The Fund is an actively managed, laddered portfolio of short/intermediate investment grade obligations with an average maturity of less than five years. Laddering involves staggering bond maturities so that a portion of the portfolio matures each year; cash from maturing bonds is invested in bonds with longer maturities at the far end of the ladder.
Performance drivers and detractors for the reporting period ending September 30, 2020
» The Fund generated strong total returns and outpaced its benchmark, the Bloomberg Barclays Intermediate U.S. Government/Credit Total Return Index Value Unhedged, by a wide margin during the 12-month reporting period.
» The Fund’s underweighting in U.S. Treasury securities was the largest single detractor over the year as rates rapidly declined amid unprecedented action by the Federal Reserve.
» A defensive posture early on in the period allowed the portfolio to benefit from the flight-to-safety during the rapid decline in equity and credit markets due to COVID-19.
» The Fund’s positioning provided cash reserves for re-deployment when managers saw value in investment grade corporates and asset-backed securities.
» The portfolio shifted significantly into credit exposure at wider spreads in the latter parts of first quarter 2020, allowing the Fund to benefit from the recovery in credit markets over the second and third quarter of the year.
» From a quality perspective, BBB-rated credit securities were the single most positive contributor to performance during the year.
Performance Summary
September 30, 2020 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG LIMITED TERM INCOME FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG LIMITED TERM INCOME FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 10/1/92)
Without sales charge	6.78%	4.26%	3.48%	3.31%	4.90%
With sales charge	5.16%	3.74%	3.17%	3.16%	4.84%
Class C Shares (Incep: 9/1/94)
Without sales charge	6.55%	4.03%	3.26%	3.08%	4.59%
With sales charge	6.05%	4.03%	3.26%	3.08%	4.59%
Class I Shares (Incep: 7/5/96)	7.08%	4.60%	3.82%	3.67%	5.11%
Class R3 Shares (Incep: 7/1/03)	6.54%	4.06%	3.32%	3.19%	3.77%
Class R4 Shares (Incep: 2/1/14)	6.55%	4.09%	3.32%	-	2.95%
Class R5 Shares (Incep: 5/1/12)	7.08%	4.50%	3.72%	-	3.34%
Class R6 Shares (Incep: 4/10/17)	7.15%	4.67%	-	-	4.59%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.25%. Class C shares include a 0.50% CDSC for the first year only. There is no sales charge for Class I, Class R3, Class R4, Class R5 and Class R6 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before waivers and expense reimbursements are as follows: A shares, 0.81%; C shares, 1.02%; I shares, 0.53%; R3 shares, 1.06%; R4 shares, 1.23%; R5 shares, 0.74%; R6 shares, 0.49%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2021, for some of the share classes, resulting in net expense ratios of the following: R3 shares, 0.99%; R4 shares, 0.99%; R5 shares, 0.49%; R6 shares 0.42%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least September 30, 2021, for some of the share classes, resulting in net expense ratios of the following: I shares, 0.49%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
6  |   Thornburg Fixed Income Funds Annual Report

Thornburg Ultra Short Income Fund

Investment Goal and Fund Overview
The Ultra Short Income Fund seeks current income, consistent with preservation of capital.
The Fund is an actively managed, laddered portfolio of investment grade obligations. The Fund seeks to reduce changes in its share value compared to longer duration fixed income portfolios by maintaining a portfolio of investments with a dollar-weighted average duration of normally no more than one half (0.5) of a year. The Fund’s investments are determined by individual security analysis.
Performance drivers and detractors for the reporting period ending September 30, 2020
» The Fund generated strong total returns during the trailing 12-month reporting period, slightly underperforming the Bloomberg Barclays U.S. Aggregate 1-3 Year Total Return Index Value Unhedged USD.
» The Fund’s significant underweighting relative to the benchmark in U.S. Treasury securities was the Fund’s largest single detractor over the year as rates rapidly declined amid unprecedented action by the Federal Reserve.
» A defensive posture led by cash holdings and higher quality credits early on in the period allowed the portfolio to benefit from the flight-to-safety during the rapid decline in equity and credit markets due to the COVID-19 pandemic.
» The portfolio shifted significantly into credit exposure, primarily through short-dated asset-backed securities, at wider spreads in the latter part of first quarter 2020, allowing the Fund to benefit from the recovery in credit markets over the second and third quarter of the year.
» On a go-forward basis, we believe consumer related, short-maturity, quickly amortizing, asset-backed securities represent significant value as the portfolio shifts to a lower duration stance amid historically low rates and longer benchmark durations.
Performance Summary
September 30, 2020 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG ULTRA SHORT INCOME FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG ULTRA SHORT INCOME FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 12/30/13)
Without sales charge	3.13%	2.62%	2.09%	-	1.85%
With sales charge	1.58%	2.10%	1.78%	-	1.62%
Class I Shares (Incep: 12/30/13)	3.33%	2.82%	2.29%	-	2.03%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.25%. There is no sales charge for Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 1.50%; I shares, 0.79%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least September 30, 2021, resulting in net expense ratios of the following: A shares, 0.50%; I shares, 0.30%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
Thornburg Fixed Income Funds Annual Report  |  7

Thornburg Strategic Income Fund

Investment Goal and Fund Overview
Strategic Income Fund’s primary investment goal is to seek a high level of current income. The Fund’s secondary investment goal is some long-term capital appreciation.
The Fund is a global, income-oriented fund with a flexible mandate focused on paying an attractive, sustainable yield. The portfolio invests in a combination of income-producing securities with an emphasis on higher-yielding fixed income.
Performance drivers and detractors for the reporting period ending September 30, 2020
» The Fund generated relatively strong total returns during the trailing 12-month reporting period, slightly underperforming its primary benchmark, the Bloomberg Barclays U.S. Universal Total Return Index Value Unhedged.
» The Fund’s significant underweighting relative to the benchmark in U.S. Treasury securities was the largest single detractor over the year as rates rapidly declined amid unprecedented action by the Federal Reserve.
» A combination of historically high cash holdings and historically low allocations to high yield corporate bonds ahead of the COVID-19 related market volatility was a significant contributor to performance during the 12-month reporting period.
» The Fund’s defensive positioning provided cash reserves for re-deployment when managers saw increasing value in investment grade corporate bonds, high yield corporates, and asset-backed securities in first quarter, 2020.
» The portfolio shifted significantly into credit exposure at wider spreads in the latter part of first quarter 2020, allowing the Fund to benefit from the recovery in credit markets over the second and the third quarter of the year.
» From a quality perspective, Fund holdings in BBB, BB and B-rated securities significantly contributed to positive performance during the year.
Performance Summary
September 30, 2020 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG STRATEGIC INCOME FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG STRATEGIC INCOME FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 12/19/07)
Without sales charge	6.07%	4.44%	5.08%	5.19%	5.92%
With sales charge	1.31%	2.84%	4.11%	4.71%	5.54%
Class C Shares (Incep: 12/19/07)
Without sales charge	5.30%	3.66%	4.38%	4.54%	5.28%
With sales charge	4.30%	3.66%	4.38%	4.54%	5.28%
Class I Shares (Incep: 12/19/07)	6.39%	4.79%	5.47%	5.56%	6.26%
Class R3 Shares (Incep: 5/1/12)	5.70%	4.17%	4.93%	-	4.57%
Class R4 Shares (Incep: 2/1/14)	5.79%	4.17%	4.92%	-	3.85%
Class R5 Shares (Incep: 5/1/12)	6.48%	4.83%	5.47%	-	5.02%
Class R6 Shares (Incep: 4/10/17)	6.55%	4.84%	-	-	5.35%
Bloomberg Barclays U.S. Universal Total Return Index Value Unhedged (Since 12/19/07)	6.68%	5.15%	4.49%	3.92%	4.59%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares include a 1.00% CDSC for the first year only. There is no sales charge for Class I, Class R3, Class R4, Class R5 and Class R6 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 1.16%; C shares, 1.92%; I shares, 0.91%; R3 shares, 2.59%; R4 shares, 2.51%; R5 shares, 1.18% and R6 shares, 0.98%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2021, resulting in net expense ratios of the following: A shares, 1.05%; C shares, 1.80%; I shares, 0.60%; R3 shares, 1.25%; R4 shares, 1.25%; R5 shares, 0.60% and R6 shares, 0.53%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
8  |   Thornburg Fixed Income Funds Annual Report

Glossary
September 30, 2020 (Unaudited)
The Bloomberg Barclays Intermediate U.S. Government/Credit Total Return Index Value Unhedged is an unmanaged, market-weighted index generally representative of intermediate government and investment-grade corporate debt securities having maturities from one up to ten years.
The Bloomberg Barclays U.S. Government Intermediate Total Return Index Value Unhedged is an unmanaged, market-weighted index generally representative of all public obligations of the U.S. Government, its agencies and instrumentalities having maturities from one up to ten years.
The Bloomberg Barclays U.S. Aggregate 1-3 Year Total Return Index Value Unhedged USD measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market with maturities between 1 and 3 years, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS.
The Bloomberg Barclays U.S. Universal Total Return Index Value Unhedged represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD denominated, taxable bonds that are rated either investment-grade or below investment-grade.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
Asset-backed Security (ABS) – A security whose value and income payments are derived from and collateralized (or “backed”) by a specified pool of underlying assets. The pool of assets is typically a group of small and illiquid assets that are unable to be sold individually. Pooling the assets into financial instruments allows them to be sold to general investors, a process called securitization, and allows the risk of investing in the underlying assets to be diversified because each security will represent a fraction of the total value of the diverse pool of underlying assets.
Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.
Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations. Effective duration incorporates a bond’s embedded option features, such as call provisions.
High yield bonds may offer higher yields in return for more risk exposure.
U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal, taxes.
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Investments in mortgage-backed securities (MBS) may bear additional risk.
Thornburg Fixed Income Funds Annual Report  |  9

Fund Summary
Thornburg Limited Term U.S. Government Fund  |  September 30, 2020 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	191
Effective Duration	2.8 Yrs
Average Maturity	3.7 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	1.31%
SEC Yield	0.77%
TYPES OF HOLDINGS
PORTFOLIO LADDER
7%	3%	9%	30%	25%	10%	1%	2%	1%	1%	11%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	NASDAQ SYMBOLS	CUSIPS
Class A	LTUSX	885-215-103
Class C	LTUCX	885-215-830
Class I	LTUIX	885-215-699
Class R3	LTURX	885-215-491
Class R4	LTUGX	885-216-747
Class R5	LTGRX	885-216-861
Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

10  |  Thornburg Fixed Income Funds Annual Report

Fund Summary
Thornburg Limited Term Income Fund  |  September 30, 2020 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	703
Effective Duration	2.9 Yrs
Average Maturity	3.8 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	1.74%
SEC Yield	1.18%
Without the fee waivers and expense reimbursements, the Annualized Distribution yield and the SEC yield would have been 0.38% and -0.38%, respectively.
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
PORTFOLIO LADDER
10%	15%	16%	9%	13%	11%	3%	3%	2%	4%	14%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
THORNBURG LIMITED TERM INCOME FUND	NASDAQ SYMBOLS	CUSIPS
Class A	THIFX	885-215-509
Class C	THICX	885-215-764
Class I	THIIX	885-215-681
Class R3	THIRX	885-215-483
Class R4	THRIX	885-216-762
Class R5	THRRX	885-216-853
Class R6	THRLX	885-216-671
Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

Thornburg Fixed Income Funds Annual Report  |  11

Fund Summary
Thornburg Ultra Short Income Fund  |  September 30, 2020 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	292
Effective Duration	0.6 Yrs
Average Maturity	0.9 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	1.55%
SEC Yield	1.08%
Without the fee waivers and expense reimbursements, the Annualized Distribution yield and the SEC yield would have been 0.73% and -0.22%, respectively.
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
PORTFOLIO LADDER
14%	53%	21%	9%	2%	1%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
THORNBURG ULTRA SHORT INCOME FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TLDAX	885-216-812
Class I	TLDIX	885-216-796
Class I shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

12  |  Thornburg Fixed Income Funds Annual Report

Fund Summary
Thornburg Strategic Income Fund  |  September 30, 2020 (Unaudited)
PORTFOLIO COMPOSITION
Corporate/Convertible Bonds	43.3%
Asset Backed Securities	22.9%
Bank Loans	5.0%
Common & Preferred Stock	0.7%
U.S. Treasury Securities	1.1%
Warrant	0.0%
U.S. Government Agencies	0.2%
Other Fixed Income	16.3%
Other Assets Less Liabilities	10.5%
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	3.88%
SEC Yield	2.80%
Without the fee waivers and expense reimbursements, the Annualized Distribution yield and the SEC yield would have been 3.88% and 2.74%, respectively.
FIXED INCOME CREDIT QUALITY *
* Excludes equity securities.
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Credit quality ratings for Thornburg’s global fixed income portfolios used ratings from Moody’s Investors Service. Where Moody’s ratings are not available, we have used Standard & Poor’s ratings. Where neither rating is available, we have used ratings from other nationally recognized statistical rating organizations (NRSROs). “NR” = not rated.
TOP TEN INDUSTRY GROUPS
Diversified Financials	6.1%
Energy	4.2%
Software & Services	3.9%
Materials	3.9%
Insurance	3.0%
Commercial & Professional Services	2.7%
Telecommunication Services	2.5%
Technology Hardware & Equipment	2.4%
Media & Entertainment	2.4%
Capital Goods	2.0%

Thornburg Fixed Income Funds Annual Report  |  13

Fund Summary, Continued
Thornburg Strategic Income Fund  |  September 30, 2020 (Unaudited)
COUNTRY EXPOSURE * (percent of Fund)
United States	75.6%
Canada	2.9%
Germany	1.5%
United Kingdom	1.3%
France	0.6%
Bermuda	0.6%
Mexico	0.6%
Ireland	0.6%
Luxembourg	0.5%
Australia	0.5%
Cayman Islands	0.4%
Belgium	0.4%
New Zealand	0.4%
Japan	0.3%
United Republic of Tanzania	0.3%
South Korea	0.3%
Egypt	0.3%
China	0.3%
India	0.2%
Morocco	0.2%
Jamaica	0.2%
Italy	0.2%
South Africa	0.2%
Panama	0.2%
Turkey	0.2%
Chile	0.1%
Indonesia	0.1%
Denmark	0.1%
Russian Federation	0.1%
Guatemala	0.1%
Barbados	0.1%
Brazil	0.1%
Switzerland	0.0%**
United Arab Emirates	0.0%**
Other Assets Less Liabilities	10.5%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
**	Country percentage was less than 0.1%.
THORNBURG STRATEGIC INCOME FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TSIAX	885-215-228
Class C	TSICX	885-215-210
Class I	TSIIX	885-215-194
Class R3	TSIRX	885-216-887
Class R4	TSRIX	885-216-754
Class R5	TSRRX	885-216-879
Class R6	TSRSX	885-216-648
Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

14  |  Thornburg Fixed Income Funds Annual Report

Schedule of Investments
Thornburg Limited Term U.S. Government Fund  |  September 30, 2020
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	U.S. Treasury Securities — 13.0%
	United States Treasury Notes,
	0.625% due 5/15/2030	$19,000,000	$ 18,931,719
	1.375% due 10/31/2020	1,480,000	1,481,445
	1.50% due 10/31/2024 - 2/15/2030	14,885,000	15,931,962
	United States Treasury Notes Inflationary Index,
	0.125% due 1/15/2030	8,558,565	9,450,333
	0.25% due 7/15/2029	1,276,078	1,427,086
	Total U.S. Treasury Securities (Cost $46,428,861)		47,222,545
	U.S. Government Agencies — 8.4%
[a]	Durrah MSN 35603 (Guaranty: Export-Import Bank of the United States), 1.684% due 1/22/2025	574,488	589,041
	HNA Group LLC (Guaranty: Export-Import Bank of the United States), Series 2015, 2.291% due 6/30/2027	1,819,939	1,921,410
[a]	MSN 41079 and 41084 Ltd. (Guaranty: Export-Import Bank of the United States), 1.717% due 7/13/2024	562,410	575,231
	Petroleos Mexicanos (Guaranty: Export-Import Bank of the United States),
[a,b]	0.625% (LIBOR 3 Month + 0.35%) due 4/15/2025	1,662,500	1,618,510
[a]	1.70% due 12/20/2022	1,306,250	1,306,132
[a]	2.46% due 12/15/2025	1,375,000	1,345,273
	Reliance Industries Ltd. (Guaranty: Export-Import Bank of the United States),
[a]	2.06% due 1/15/2026	1,925,000	1,984,502
[a]	2.512% due 1/15/2026	2,901,250	3,022,435
	Small Business Administration Participation Certificates,
	Series 2001-20D Class 1, 6.35% due 4/1/2021	58,794	59,641
	Series 2001-20F Class 1, 6.44% due 6/1/2021	49,481	50,198
	Series 2002-20A Class 1, 6.14% due 1/1/2022	44,877	45,876
	Series 2002-20K Class 1, 5.08% due 11/1/2022	61,837	63,497
	Series 2005-20H Class 1, 5.11% due 8/1/2025	77,635	82,593
	Series 2007-20D Class 1, 5.32% due 4/1/2027	207,076	225,015
	Series 2007-20F Class 1, 5.71% due 6/1/2027	121,895	133,453
	Series 2007-20I Class 1, 5.56% due 9/1/2027	407,087	446,902
	Series 2007-20K Class 1, 5.51% due 11/1/2027	260,478	284,841
	Series 2008-20G Class 1, 5.87% due 7/1/2028	703,953	782,065
	Series 2011-20G Class 1, 3.74% due 7/1/2031	1,043,626	1,121,551
	Series 2011-20K Class 1, 2.87% due 11/1/2031	1,437,583	1,509,036
	Series 2014-20H Class 1, 2.88% due 8/1/2034	872,603	932,047
	Series 2015-20B Class 1, 2.46% due 2/1/2035	718,011	762,370
	Series 2015-20G Class 1, 2.88% due 7/1/2035	1,537,386	1,649,089
	Series 2015-20I Class 1, 2.82% due 9/1/2035	1,582,018	1,704,815
	Series 2017-20I Class 1, 2.59% due 9/1/2037	2,988,410	3,241,373
	Series 2017-20K Class 1, 2.79% due 11/1/2037	1,341,226	1,450,509
	Ulani MSN 35940 LLC (Guaranty: Export-Import Bank of the United States), 2.227% due 5/16/2025	1,979,167	1,957,713
[a,b]	Washington Aircraft 2 Co. Ltd. (Guaranty: Export-Import Bank of the United States), 0.663% (LIBOR 3 Month + 0.43%) due 6/26/2024	1,458,353	1,471,828
	Total U.S. Government Agencies (Cost $29,197,950)		30,336,946
	Mortgage Backed — 70.3%
	Federal Home Loan Mtg Corp.,
	Pool J21208, 2.50% due 11/1/2027	1,985,691	2,074,209
	Pool RC1280, 3.00% due 3/1/2035	1,137,197	1,218,628
	Pool ZS4730, 3.50% due 8/1/2047	2,761,451	2,922,901
	Federal Home Loan Mtg Corp., CMO,
	Series K035 Class A1, 2.615% due 3/25/2023	940,263	954,413
[b]	Series K035 Class A2, 3.458% due 8/25/2023	3,000,000	3,226,348
	Series K037 Class A1, 2.592% due 4/25/2023	740,016	757,100
	Series K038 Class A1, 2.604% due 10/25/2023	1,825,394	1,864,553
	Series K042 Class A1, 2.267% due 6/25/2024	2,191,152	2,258,764
[b]	Series K047 Class A2, 3.329% due 5/25/2025	1,250,000	1,395,168
[b]	Series K061 Class A2, 3.347% due 11/25/2026	290,000	330,015
[b]	Series K069 Class A2, 3.187% due 9/25/2027	180,000	206,377
	Series K072 Class A2, 3.444% due 12/25/2027	120,000	139,140
	Series K095 Class A2, 2.785% due 6/25/2029	577,000	648,906
	Series K718 Class A2, 2.791% due 1/25/2022	1,500,000	1,525,966
	Series K729 Class A2, 3.136% due 10/25/2024	3,500,000	3,808,863
See notes to financial statements.	Thornburg Fixed Income Funds Annual Report | 15

Schedule of Investments, Continued
Thornburg Limited Term U.S. Government Fund  |  September 30, 2020
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Series K730 Class A1, 3.452% due 9/25/2024	$ 227,323	$ 235,589
[b]	Series K730 Class A2, 3.59% due 1/25/2025	190,000	211,338
	Series KS03 Class A2, 2.79% due 6/25/2022	2,500,000	2,570,850
	Federal Home Loan Mtg Corp., CMO REMIC,
	Series 1351 Class TE, 7.00% due 8/15/2022	26,065	27,212
	Series 3291 Class BY, 4.50% due 3/15/2022	17,108	17,349
	Series 3704 Class DC, 4.00% due 11/15/2036	211,001	218,922
	Series 3867 Class VA, 4.50% due 3/15/2024	936,809	989,410
	Series 3922 Class PQ, 2.00% due 4/15/2041	394,302	402,496
	Series 4050 Class MV, 3.50% due 8/15/2023	1,042,654	1,081,221
	Series 4072 Class VA, 3.50% due 10/15/2023	940,585	959,841
	Series 4097 Class TE, 1.75% due 5/15/2039	538,705	541,789
[b]	Series 4105 Class FG, 0.552% (LIBOR 1 Month + 0.40%) due 9/15/2042	1,047,141	1,054,270
	Series 4120 Class TC, 1.50% due 10/15/2027	1,053,994	1,064,183
	Series 4120 Class UE, 2.00% due 10/15/2027	1,107,796	1,133,566
[b]	Federal Home Loan Mtg Corp., Multi-Family Structured Pass Through, Series KF15 Class A, 0.827% (LIBOR 1 Month + 0.67%) due 2/25/2023	497,837	496,932
	Federal Home Loan Mtg Corp., REMIC,
	Pool D98887, 3.50% due 1/1/2032	604,561	648,680
	Pool E09025, 2.50% due 3/1/2028	102,705	107,393
	Pool G13804, 5.00% due 3/1/2025	134,976	142,241
	Pool G15227, 3.50% due 12/1/2029	1,572,881	1,689,480
	Pool G16710, 3.00% due 11/1/2030	2,222,407	2,344,271
	Pool G18435, 2.50% due 5/1/2027	1,067,854	1,115,457
	Pool G18446, 2.50% due 10/1/2027	1,966,255	2,053,906
	Pool J11371, 4.50% due 12/1/2024	133,204	139,402
	Pool J13583, 3.50% due 11/1/2025	268,453	284,851
	Pool J14888, 3.50% due 4/1/2026	322,876	341,736
	Pool J20795, 2.50% due 10/1/2027	2,519,596	2,631,914
	Pool J37586, 3.50% due 9/1/2032	279,754	305,960
	Pool SB8010, 2.50% due 10/1/2034	1,803,564	1,881,732
	Pool SB8030, 2.00% due 12/1/2034	2,012,013	2,090,190
	Pool T61943, 3.50% due 8/1/2045	357,594	373,500
	Pool T65457, 3.00% due 1/1/2048	1,673,220	1,723,602
	Pool ZS7299, 3.00% due 10/1/2030	1,161,414	1,242,635
	Pool ZT1958, 3.00% due 5/1/2034	5,281,360	5,716,165
	Federal Home Loan Mtg Corp., REMIC, UMBS Collateral, Pool ZS7942, 3.00% due 2/1/2033	3,720,188	4,023,296
	Federal Home Loan Mtg Corp., Seasoned Credit Risk Transfer, Whole Loan Securities Trust CMO,
[b]	Series 2017-3 Class HA, 3.25% due 7/25/2056	1,704,216	1,824,549
[b]	Series 2017-4 Class HT, 3.25% due 6/25/2057	4,600,564	5,044,710
[b]	Series 2018-1 Class HA, 3.00% due 5/25/2057	2,143,743	2,278,841
[b]	Series 2018-2 Class HA, 3.00% due 11/25/2057	1,292,248	1,367,058
	Series 2018-3 Class HA, 3.00% due 8/25/2057	1,542,085	1,633,945
	Series 2018-3 Class MA, 3.50% due 8/25/2057	2,101,502	2,262,136
	Series 2018-4 Class HA, 3.00% due 3/25/2058	1,877,978	1,993,606
	Series 2018-4 Class MA, 3.50% due 3/25/2058	1,546,718	1,668,161
	Series 2019-1 Class MA, 3.50% due 7/25/2058	4,361,165	4,708,586
	Series 2019-2 Class MA, 3.50% due 8/25/2058	3,486,032	3,794,566
	Series 2019-3 Class MA, 3.50% due 10/25/2058	1,647,025	1,781,415
	Series 2019-4 Class MA, 3.00% due 2/25/2059	2,034,884	2,168,163
	Series 2020-1 Class MA, 2.50% due 8/25/2059	3,312,085	3,462,170
	Series 2020-2 Class A1D, 1.75% due 9/25/2030	3,500,000	3,620,874
	Series 2020-2 Class MA, 2.00% due 11/25/2059	2,401,763	2,477,658
	Federal Home Loan Mtg Corp., UMBS Collateral,
	Pool RC1535, 2.00% due 8/1/2035	3,348,184	3,485,184
	Pool SB8068, 1.50% due 10/1/2035	4,250,000	4,348,305
	Pool ZS8034, 3.00% due 6/1/2033	2,725,030	2,949,377
	Federal Home Loan Mtg Corp., Whole Loan Securities Trust CMO,
	Series 2015-SC02 Class 2A, 3.50% due 9/25/2045	763,599	794,261
	Series 2016-SC01 Class 2A, 3.50% due 7/25/2046	895,728	930,427
	Series 2016-SC02 Class 2A, 3.50% due 10/25/2046	645,214	668,615
	Series 2017-SC01 Class 1A, 3.00% due 12/25/2046	1,425,562	1,456,170
	Series 2017-SC02 Class 1A, 3.00% due 5/25/2047	961,507	982,193
	Series 2017-SC02 Class 2A, 3.50% due 5/25/2047	654,995	678,919
16 | Thornburg Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term U.S. Government Fund  |  September 30, 2020
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Series 2017-SC02 Class 2A1, 3.50% due 5/25/2047	$ 107,465	$ 108,089
	Federal National Mtg Assoc.,
	1.875% due 12/28/2020	2,000,000	2,008,120
	Pool 252648, 6.50% due 5/1/2022	5,109	5,139
	Pool 342947, 7.25% due 4/1/2024	2,069	2,070
[b]	Pool 895572, 2.844% (LIBOR 12 Month + 1.82%) due 6/1/2036	111,387	116,572
	Pool AB8442, 2.00% due 2/1/2028	2,347,967	2,440,047
	Pool AB8447, 2.50% due 2/1/2028	982,901	1,026,472
	Pool AD8191, 4.00% due 9/1/2025	291,641	310,339
	Pool AE0704, 4.00% due 1/1/2026	1,060,296	1,128,276
	Pool AH3487, 3.50% due 2/1/2026	1,304,739	1,380,457
	Pool AJ1752, 3.50% due 9/1/2026	949,908	1,007,780
	Pool AK6518, 3.00% due 3/1/2027	638,116	673,516
	Pool AK6768, 3.00% due 3/1/2027	1,064,043	1,119,162
	Pool AL6582, 3.50% due 4/1/2030	937,995	1,007,037
	Pool AL7801, 2.50% due 11/1/2030	3,176,940	3,354,408
	Pool AL9821, 2.50% due 1/1/2032	3,517,684	3,734,814
	Pool AS4916, 3.00% due 5/1/2030	2,080,072	2,193,609
	Pool AS9733, 4.00% due 6/1/2047	1,967,270	2,202,024
	Pool AS9749, 4.00% due 6/1/2047	1,149,943	1,232,944
	Pool AU2669, 2.50% due 10/1/2028	1,040,751	1,093,138
	Pool AZ3778 3.00% due 4/1/2030	2,586,635	2,734,614
	Pool BF0130, 3.50% due 8/1/2056	544,782	599,526
	Pool BF0144, 3.50% due 10/1/2056	748,517	829,361
	Pool BM4153 3.00% due 6/1/2033	2,713,055	2,894,128
	Pool BM4864, 3.50% due 5/1/2033	1,702,972	1,828,580
	Pool BM5490, 3.50% due 11/1/2031	1,991,953	2,131,300
	Pool CA0200, 3.00% due 8/1/2032	1,740,227	1,881,301
	Pool CA0942 2.50% due 12/1/2032	1,614,563	1,716,008
	Pool CA3904, 3.00% due 7/1/2034	3,786,610	4,113,048
	Pool CA4102, 3.50% due 8/1/2029	1,420,473	1,527,129
	Pool CA5271 2.50% due 3/1/2035	1,875,807	2,001,360
	Pool CA5282, 3.00% due 3/1/2035	4,171,596	4,531,223
	Pool FM1126, 3.00% due 3/1/2033	2,624,596	2,787,081
	Pool FM1523, 2.50% due 8/1/2029	2,095,357	2,188,214
	Pool FM2831 2.50% due 5/1/2032	2,773,123	2,938,465
	Pool FM3494, 2.50% due 4/1/2048	2,712,774	2,860,416
	Pool MA1582, 3.50% due 9/1/2043	2,795,548	3,028,379
	Pool MA2322, 2.50% due 7/1/2025	580,912	606,477
	Pool MA2353, 3.00% due 8/1/2035	1,478,765	1,557,899
	Pool MA2480, 4.00% due 12/1/2035	1,422,476	1,554,535
	Pool MA2499, 2.50% due 1/1/2026	1,039,803	1,085,564
	Pool MA3465, 4.00% due 9/1/2038	1,208,802	1,293,402
	Pool MA3557, 4.00% due 1/1/2029	1,491,532	1,586,642
	Pool MA3681, 3.00% due 6/1/2034	1,186,819	1,244,948
	Pool MA3826, 3.00% due 11/1/2029	2,303,854	2,423,060
	Pool MA3896, 2.50% due 1/1/2035	283,617	295,870
	Federal National Mtg Assoc., CMO,
[b]	Series 2015-SB5 Class A10, 3.15% due 9/25/2035	739,184	767,837
[b]	Series 2018-SB47 Class A5H, 2.92% due 1/25/2038	1,113,336	1,165,550
	Federal National Mtg Assoc., CMO REMIC,
	Series 1993-32 Class H, 6.00% due 3/25/2023	3,839	4,048
[b]	Series 2009-17 Class AH, 0.572% due 3/25/2039	309,950	295,421
	Series 2009-52 Class AJ, 4.00% due 7/25/2024	2,368	2,431
	Series 2011-70 Class CA, 3.00% due 8/25/2026	1,627,023	1,683,479
	Series 2012-20 Class VT, 3.50% due 3/25/2025	310,660	310,660
	Series 2012-36 Class CV, 4.00% due 6/25/2023	1,103,875	1,119,401
[b]	Series 2013-81 Class FW, 0.448% (LIBOR 1 Month + 0.30%) due 1/25/2043	1,819,923	1,822,874
[b]	Series 2013-92 Class FA, 0.698% (LIBOR 1 Month + 0.55%) due 9/25/2043	1,284,244	1,297,591
	Federal National Mtg Assoc., Grantor Trust, Series 2017-T1 Class A, 2.898% due 6/25/2027	996,905	1,101,876
	Federal National Mtg Assoc., UMBS Collateral,
	Pool AL9445, 3.00% due 7/1/2031	25,342	27,109
	Pool BP8943, 2.00% due 7/1/2035	1,669,218	1,735,138
See notes to financial statements.	Thornburg Fixed Income Funds Annual Report | 17

Schedule of Investments, Continued
Thornburg Limited Term U.S. Government Fund  |  September 30, 2020
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Pool BP9589, 2.50% due 8/1/2035	$ 3,460,987	$ 3,650,518
	Pool CA7128 2.00% due 9/1/2030	5,000,000	5,238,773
	Pool MA3953, 2.50% due 3/1/2030	1,102,126	1,155,704
	Pool MA4012 2.00% due 5/1/2035	3,845,062	3,996,908
	Pool MA4016, 2.50% due 5/1/2040	2,847,442	2,988,406
	Pool MA4042 2.00% due 6/1/2035	4,363,681	4,536,010
	Pool MA4045 2.00% due 6/1/2040	3,716,032	3,855,772
	Pool MA4095, 2.00% due 8/1/2035	3,200,523	3,326,916
	Pool MA4123, 2.00% due 9/1/2035	3,974,577	4,131,540
	Pool MA4154, 1.50% due 10/1/2035	1,600,000	1,637,037
	Pool MA4155, 2.00% due 10/1/2035	1,600,000	1,663,187
	Government National Mtg Assoc.,
[b]	Pool 751392, 5.00% due 2/20/2061	2,314,108	2,425,435
[b]	Pool 894205, 3.25% (H15T1Y + 1.50%) due 8/20/2039	319,345	326,992
[b]	Pool MA0100, 2.875% (H15T1Y + 1.50%) due 5/20/2042	325,443	339,102
	Pool MA0907, 2.00% due 4/20/2028	1,263,527	1,315,655
	Government National Mtg Assoc., CMO,
	Series 2010-160 Class VY, 4.50% due 1/20/2022	143,834	146,814
	Series 2016-32 Class LJ, 2.50% due 12/20/2040	2,285,927	2,348,473
	Series 2017-186 Class VA, 3.00% due 2/20/2031	2,489,000	2,638,056
	Mortgage-Linked Amortizing Notes CMO, Series 2012-1 Class A10, 2.06% due 1/15/2022	327,615	332,511
	Total Mortgage Backed (Cost $248,804,769)		255,342,386
	Corporate Bonds — 1.1%
	Telecommunication Services — 1.1%
	Wireless Telecommunication Services — 1.1%
	Sprint Communications, Inc., 9.25% due 4/15/2022	3,500,000	3,902,780
			3,902,780
	Total Corporate Bonds (Cost $3,820,090)		3,902,780
	Short-Term Investments — 6.8%
[c]	State Street Institutional Treasury Money Market Fund Premier Class 0.02%	8,688,718	8,688,718
	United States Treasury Bill
	0.071% due 10/20/2020	4,000,000	3,999,850
	0.075% due 10/27/2020	4,000,000	3,999,784
	0.081% due 10/8/2020	4,000,000	3,999,937
	0.084% due 10/13/2020	4,000,000	3,999,888
	Total Short-Term Investments (Cost $24,688,177)		24,688,177
	Total Investments — 99.6% (Cost $352,939,847)		$361,492,834
	Other Assets Less Liabilities — 0.4%		1,556,894
	Net Assets — 100.0%		$363,049,728

Footnote Legend
a	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
b	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on September 30, 2020.
c	Rate represents the money market fund annualized seven-day yield at September 30, 2020.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
CMO	Collateralized Mortgage Obligation
H15T1Y	US Treasury Yield Curve Rate T-Note Constant Maturity 1 Year
LIBOR	London Interbank Offered Rates
Mtg	Mortgage
REMIC	Real Estate Mortgage Investment Conduit
UMBS	Uniform Mortgage Backed Securities
18 | Thornburg Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments
Thornburg Limited Term Income Fund  |  September 30, 2020
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	U.S. Treasury Securities — 9.5%
	United States Treasury Notes,
	0.25% due 7/31/2025	$ 32,485,000	$ 32,452,007
	0.625% due 5/15/2030 - 8/15/2030	132,650,000	132,097,820
	1.50% due 10/31/2024 - 2/15/2030	93,435,000	98,413,263
	1.625% due 2/15/2026 - 8/15/2029	174,250,000	188,663,875
	1.75% due 11/15/2029	62,136,000	68,398,144
	2.25% due 11/15/2025 - 8/15/2027	31,662,000	35,130,480
	2.625% due 2/15/2029	17,058,000	19,923,211
	United States Treasury Notes Inflationary Index,
	0.125% due 1/15/2030	38,716,934	42,751,082
	0.25% due 1/15/2025 - 7/15/2029	49,062,934	54,558,003
	0.375% due 7/15/2027	66,591,806	73,983,133
	0.875% due 1/15/2029	54,848,848	63,869,577
	Total U.S. Treasury Securities (Cost $751,583,441)		810,240,595
	U.S. Government Agencies — 0.8%
	ALEX Alpha, LLC (Guaranty: Export-Import Bank of the United States), 1.617% due 8/15/2024	1,739,130	1,775,568
	Export Leasing (2009), LLC (Guaranty: Export-Import Bank of the United States), 1.859% due 8/28/2021	846,746	850,556
	Petroleos Mexicanos (Guaranty: Export-Import Bank of the United States),
[a,b]	0.625% (LIBOR 3 Month + 0.35%) due 4/15/2025	4,921,000	4,790,790
[b]	1.70% due 12/20/2022	2,600,000	2,599,766
	Private Export Funding Corp. (Guaranty: Export-Import Bank of the United States), Series KK, 3.55% due 1/15/2024	10,000,000	10,968,500
	Reliance Industries Ltd. (Guaranty: Export-Import Bank of the United States),
[b]	2.06% due 1/15/2026	825,000	850,501
[b]	2.512% due 1/15/2026	3,575,000	3,724,328
	Santa Rosa Leasing, LLC (Guaranty: Export-Import Bank of the United States), 1.693% due 8/15/2024	2,084,071	2,143,821
	Small Business Administration,
	Series 2001-20J Class 1, 5.76% due 10/1/2021	23,778	24,080
	Series 2008-20D Class 1, 5.37% due 4/1/2028	700,245	767,716
	Series 2009-20K Class 1, 4.09% due 11/1/2029	3,082,754	3,304,693
	Series 2011-20E Class 1, 3.79% due 5/1/2031	3,815,765	4,093,051
	Series 2011-20F Class 1, 3.67% due 6/1/2031	639,959	685,608
	Series 2011-20I Class 1, 2.85% due 9/1/2031	6,505,464	6,836,873
	Series 2012-20D Class 1, 2.67% due 4/1/2032	4,974,241	5,211,697
	Series 2012-20J Class 1, 2.18% due 10/1/2032	4,194,001	4,389,567
	Series 2012-20K Class 1, 2.09% due 11/1/2032	2,625,257	2,725,782
	Small Business Administration Participation Certificates,
	Series 2009-20E Class 1, 4.43% due 5/1/2029	422,055	455,721
	Series 2011-20G Class 1, 3.74% due 7/1/2031	4,174,506	4,486,206
	Series 2011-20K Class 1, 2.87% due 11/1/2031	5,595,790	5,873,923
[a,c]	U.S. Department of Transportation, 6.001% due 12/7/2031	3,000,000	3,192,690
	Total U.S. Government Agencies (Cost $67,758,251)		69,751,437
	Other Government — 0.2%
[b,c]	Bermuda Government International Bond, 2.375% due 8/20/2030	6,800,000	6,897,376
	Carpintero Finance Ltd. (Guaranty: Export Credits Guarantee Department),
[b,c]	2.004% due 9/18/2024	4,151,810	4,259,923
[b,c]	2.581% due 11/11/2024	4,263,333	4,451,063
[b,c]	Khadrawy Ltd. (Guaranty: Export Credits Guarantee Department), 2.471% due 3/31/2025	2,912,229	3,020,272
	Total Other Government (Cost $18,119,631)		18,628,634
	Mortgage Backed — 22.8%
	Angel Oak Mortgage Trust, LLC, Whole Loan Securities Trust CMO,
[a,c]	Series 2017-1 Class A2, 3.085% due 1/25/2047	197,284	197,274
[a,c]	Series 2017-3 Class A1, 2.708% due 11/25/2047	930,734	931,907
[a,c]	Series 2017-3 Class M1, 3.90% due 11/25/2047	7,244,000	7,103,111
[a,c]	Series 2018-2 Class A1, 3.674% due 7/27/2048	3,421,439	3,475,663
[a,c]	Series 2020-2 Class A3, 5.00% due 1/26/2065	19,380,554	19,432,093
	Arroyo Mortgage Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2018-1 Class A1, 3.763% due 4/25/2048	8,210,944	8,372,822
See notes to financial statements.	Thornburg Fixed Income Funds Annual Report | 19

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2020
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
[a,c]	Series 2018-1 Class A3, 4.218% due 4/25/2048	$ 5,448,142	$ 5,561,766
[a,c]	Series 2019-1 Class A1, 3.805% due 1/25/2049	13,999,982	14,443,641
[a,c]	Series 2019-1 Class A3, 4.208% due 1/25/2049	7,315,763	7,523,866
[a,c]	Series 2019-2 Class A1, 3.347% due 4/25/2049	7,039,831	7,240,800
[a,c]	Series 2019-3 Class A1, 2.962% due 10/25/2048	16,415,596	16,849,602
[c]	Series 2020-1 Class A2, 2.927% due 3/25/2055	6,518,000	6,637,306
[c]	Series 2020-1 Class A3, 3.328% due 3/25/2055	4,500,000	4,581,439
[c]	Series 2020-1 Class M1, 4.277% due 3/25/2055	3,189,000	3,317,838
[a,c]	Bayview Commercial Asset Trust CMO, Series 2004-3 Class A2, 0.778% (LIBOR 1 Month + 0.63%) due 1/25/2035	1,303,553	1,281,231
[c]	Bravo Residential Funding Trust, Whole Loan Securities Trust CMO, Series 2019-1 Class A1C, 3.50% due 3/25/2058	5,571,856	5,753,159
[a,c]	Bunker Hill Loan Depositary Trust, Series 2020-1, 3.253% due 2/25/2055	3,285,000	3,383,349
	Chase Mortgage Finance Corp., Whole Loan Securities Trust CMO,
[a,c]	Series 2016-SH1 Class M3, 3.75% due 4/25/2045	3,345,198	3,334,332
[a,c]	Series 2016-SH2 Class M3, 3.75% due 12/25/2045	3,743,580	3,889,366
[a,c]	CIM Trust, Whole Loan Securities Trust CMO, Series 18-INV1 Class A4, 4.00% due 8/25/2048	4,466,634	4,616,164
	Citigroup Mortgage Loan Trust, Inc., Whole Loan Securities Trust CMO,
[a]	Series 2004-HYB2 Class B1, 3.898% due 3/25/2034	86,027	86,027
[a,c]	Series 2014-A Class A, 4.00% due 1/25/2035	1,111,359	1,168,659
[a,c]	Series 2014-J1 Class B4, 3.619% due 6/25/2044	1,665,195	1,713,524
	COMM Mortgage Trust, Series 2016-DC2 Class A1, 1.82% due 2/10/2049	2,348,452	2,351,745
[a,c]	Credit Suisse Mortgage Trust, Whole Loan Securities Trust CMO, Series 2017-HL2 Class A3, 3.50% due 10/25/2047	4,201,945	4,234,487
[a,c]	CSMC Mortgage Trust, Whole Loan Securities Trust CMO, Series 2013-HYB1 Class B3, 2.946% due 4/25/2043	3,585,410	3,615,441
[a,c]	CSMLT Mortgage Trust, Whole Loan Securities Trust CMO, Series 2015-3 Class B1, 3.613% due 11/25/2045	5,125,260	5,346,772
[a,c]	DBUBS Mortgage Trust, Series 2011-LC2A Class A1FL, 1.501% (LIBOR 1 Month + 1.35%) due 7/12/2044	387,349	387,336
[a,c]	Ellington Financial Mortgage Trust, Whole Loan Securities Trust CMO, Series 2019-2 Class A1, 2.739% due 11/25/2059	14,945,151	15,230,595
	Federal Home Loan Mtg Corp.,
	Pool J17504, 3.00% due 12/1/2026	734,165	773,538
	Pool RA1833, 4.00% due 10/1/2049	1,907,844	2,055,237
	Pool RC1280, 3.00% due 3/1/2035	7,641,967	8,189,183
	Pool SD0257, 3.00% due 1/1/2050	2,820,153	3,019,230
	Federal Home Loan Mtg Corp., CMO REMIC,
	Series 3195 Class PD, 6.50% due 7/15/2036	450,664	534,875
	Series 3291 Class BY, 4.50% due 3/15/2022	22,811	23,132
	Series 3504 Class PC, 4.00% due 1/15/2039	7,178	7,245
	Series 3838 Class GV, 4.00% due 3/15/2024	3,914,798	4,111,951
	Series 3919 Class VB, 4.00% due 8/15/2024	2,142,003	2,199,308
	Series 3922 Class PQ, 2.00% due 4/15/2041	591,452	603,744
	Series 4050 Class MV, 3.50% due 8/15/2023	1,191,264	1,235,328
	Series 4072 Class VA, 3.50% due 10/15/2023	946,487	965,864
	Series 4079 Class WV, 3.50% due 3/15/2027	1,915,381	1,962,552
	Series 4097 Class TE, 1.75% due 5/15/2039	1,616,116	1,625,366
	Series 4120 Class TC, 1.50% due 10/15/2027	1,368,621	1,381,851
	Federal Home Loan Mtg Corp., Multi-Family Structured Pass Through, Series K717 Class A2, 2.991% due 9/25/2021	4,631,292	4,679,503
	Federal Home Loan Mtg Corp., Multifamily Structured Pass Through Certificates,
[a]	Series K719 Class A2, 2.731% due 6/25/2022	2,513,006	2,513,006
	Series K722 Class A2, 2.406% due 3/25/2023	4,800,000	4,979,924
	Series K725 Class A1, 2.666% due 5/25/2023	5,902,441	6,018,986
	Federal Home Loan Mtg Corp., REMIC,
	Pool D98887, 3.50% due 1/1/2032	2,023,765	2,171,454
	Pool G16710, 3.00% due 11/1/2030	602,805	635,859
	Pool T65457, 3.00% due 1/1/2048	15,023,126	15,475,484
	Federal Home Loan Mtg Corp., REMIC, UMBS Collateral, Pool ZS7942, 3.00% due 2/1/2033	50,000,630	54,074,504
	Federal Home Loan Mtg Corp., Seasoned Credit Risk Transfer, Whole Loan Securities Trust CMO,
[a]	Series 2017-1 Class HA, 3.00% due 1/25/2056	8,398,429	8,911,525
[a]	Series 2017-3 Class HA, 3.25% due 7/25/2056	14,222,025	15,226,224
[a]	Series 2017-4 Class HT, 3.25% due 6/25/2057	12,332,257	13,522,833
[a]	Series 2018-1 Class HA, 3.00% due 5/25/2057	8,521,376	9,058,393
[a]	Series 2018-2 Class HA, 3.00% due 11/25/2057	20,675,969	21,872,932
	Series 2018-3 Class HA, 3.00% due 8/25/2057	22,206,021	23,528,809
	Series 2018-3 Class MA, 3.50% due 8/25/2057	17,786,306	19,145,858
	Series 2018-4 Class HA, 3.00% due 3/25/2058	18,469,505	19,606,682
	Series 2019-1 Class MA, 3.50% due 7/25/2058	43,936,751	47,436,862
	Series 2019-2 Class MA, 3.50% due 8/25/2058	41,758,466	45,454,329
20 | Thornburg Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2020
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Series 2019-3 Class MA, 3.50% due 10/25/2058	$ 23,249,401	$ 25,146,450
	Series 2019-4 Class MA, 3.00% due 2/25/2059	31,394,727	33,450,991
	Series 2020-1 Class MA, 2.50% due 8/25/2059	5,692,081	5,950,013
	Series 2020-2 Class A1D, 1.75% due 9/25/2030	54,840,000	56,733,927
	Series 2020-2 Class MA, 2.00% due 11/25/2059	20,506,253	21,154,242
	Federal Home Loan Mtg Corp., UMBS Collateral,
	Pool QN2877, 2.00% due 7/1/2035	36,388,202	37,825,806
	Pool RC1535, 2.00% due 8/1/2035	73,453,294	76,458,828
	Pool SB0308, 2.50% due 1/1/2035	64,462,290	68,790,787
	Pool SB8068, 1.50% due 10/1/2035	73,685,000	75,389,380
	Pool ZS8034, 3.00% due 6/1/2033	41,556,706	44,977,998
	Federal Home Loan Mtg Corp., Whole Loan Securities Trust CMO,
	Series 2016-SC01 Class 2A, 3.50% due 7/25/2046	3,433,623	3,566,637
	Series 2017-SC01 Class 1A, 3.00% due 12/25/2046	29,975,671	30,619,285
	Series 2017-SC02 Class 2A, 3.50% due 5/25/2047	2,497,170	2,588,377
	Series 2017-SC02 Class 2A1, 3.50% due 5/25/2047	821,489	826,257
	Federal National Mtg Assoc.,
	Pool 897936, 5.50% due 8/1/2021	30,088	30,389
	Pool AE0704, 4.00% due 1/1/2026	2,757,805	2,934,620
	Pool AK6518, 3.00% due 3/1/2027	890,091	939,469
	Pool AS3111, 3.00% due 8/1/2029	5,749,380	6,114,571
	Pool AS4916, 3.00% due 5/1/2030	647,575	682,922
	Pool AS7323, 2.50% due 6/1/2031	3,747,700	3,979,028
	Pool AS8242, 2.50% due 11/1/2031	6,542,739	6,918,170
	Pool AS9749, 4.00% due 6/1/2047	9,762,626	10,467,276
	Pool AV5059, 3.00% due 2/1/2029	3,621,155	3,851,165
	Pool BM4324, 3.50% due 7/1/2033	5,024,601	5,494,625
	Pool BM5490, 3.50% due 11/1/2031	6,573,445	7,033,289
	Pool CA0200, 3.00% due 8/1/2032	12,952,202	14,002,188
	Pool CA3904, 3.00% due 7/1/2034	8,351,258	9,071,208
	Pool CA4102, 3.50% due 8/1/2029	8,131,598	8,742,155
	Pool CA5282, 3.00% due 3/1/2035	5,546,591	6,024,754
	Pool FM1542, 3.50% due 9/1/2034	3,304,036	3,614,404
	Pool FP0000, 3.00% due 11/1/2027	8,299,930	8,754,642
	Pool MA2815, 3.00% due 11/1/2026	1,801,123	1,894,216
	Pool MA3465, 4.00% due 9/1/2038	10,840,536	11,599,232
	Federal National Mtg Assoc., CMO REMIC,
	Series 2007-42 Class PA, 5.50% due 4/25/2037	75,762	80,695
[a]	Series 2009-17 Class AH, 0.572% due 3/25/2039	516,583	492,367
	Series 2009-52 Class AJ, 4.00% due 7/25/2024	3,946	4,051
	Series 2012-129 Class LA, 3.50% due 12/25/2042	3,713,786	3,906,412
	Series 2012-36 Class CV, 4.00% due 6/25/2023	1,007,010	1,021,173
[a]	Series 2013-81 Class FW, 0.448% (LIBOR 1 Month + 0.30%) due 1/25/2043	6,612,632	6,623,355
	Federal National Mtg Assoc., Grantor Trust, Series 2017-T1 Class A, 2.898% due 6/25/2027	17,944,282	19,833,770
	Federal National Mtg Assoc., UMBS Collateral,
	Pool BP8943, 2.00% due 7/1/2035	55,047,014	57,220,912
	Pool BP9550, 2.50% due 7/1/2035	7,726,705	8,149,836
	Pool BP9589, 2.50% due 8/1/2035	1,397,560	1,474,094
	Pool CA7128 2.00% due 9/1/2030	8,115,753	8,503,318
	Pool FM3758, 2.50% due 8/1/2031	41,894,673	43,900,774
	Pool MA3953, 2.50% due 3/1/2030	7,406,289	7,766,329
	Pool MA4016, 2.50% due 5/1/2040	34,121,841	35,811,069
	Pool MA4095, 2.00% due 8/1/2035	64,017,848	66,545,988
	Pool MA4123, 2.00% due 9/1/2035	70,896,517	73,696,339
	Pool MA4154, 1.50% due 10/1/2035	61,850,000	63,281,724
	Pool MA4155, 2.00% due 10/1/2035	61,850,000	64,292,560
	Flagstar Mortgage Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2017-1 Class 2A2, 3.00% due 3/25/2047	6,277,185	6,411,735
[a,c]	Series 2018-3INV Class B3, 4.50% due 5/25/2048	7,955,908	7,741,787
[a,c]	FWD Securitization Trust, Whole Loan Securities Trust CMO, Series 2019-INV1 Class A1, 2.81% due 6/25/2049	5,700,662	5,832,800
[a,c]	Galton Funding Mortgage Trust, Whole Loan Securities Trust CMO, Series 2018-1 Class A43, 3.50% due 11/25/2057	1,217,844	1,228,939
[a,c]	GCAT LLC, Whole Loan Securities Trust CMO, Series 2019-NQM1 Class A1, 2.985% due 2/25/2059	13,558,882	13,769,229
See notes to financial statements.	Thornburg Fixed Income Funds Annual Report | 21

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2020
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	GCAT Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2019-NQM2 Class A1, 2.855% due 9/25/2059	$ 14,716,933	$ 14,992,516
[a,c]	Series 2019-NQM3 Class A1, 2.686% due 11/25/2059	17,706,547	18,084,579
	Government National Mtg Assoc.,
[a]	Pool 731491, 5.31% due 12/20/2060	56,088	63,942
	Pool 783299, 4.50% due 2/15/2022	23	23
[a]	Pool MA0100, 2.875% (H15T1Y + 1.50%) due 5/20/2042	328,730	342,528
	Government National Mtg Assoc., CMO, Series 2016-32 Class LJ, 2.50% due 12/20/2040	9,002,396	9,248,713
[a,c]	GS Mortgage-Backed Securities Corp. Trust, Whole Loan Securities Trust CMO, Series 2020-PJ2 Class B3, 3.572% due 7/25/2050	5,296,706	4,922,406
	Homeward Opportunities Fund I Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2018-1 Class A1, 3.766% due 6/25/2048	5,206,139	5,223,903
[a,c]	Series 2018-1 Class A3, 3.999% due 6/25/2048	2,688,971	2,674,272
[a,c]	Series 2018-1 Class M1, 4.548% due 6/25/2048	6,800,000	6,845,102
[a,c]	Series 2019-1 Class A1, 3.454% due 1/25/2059	11,910,521	12,111,867
[a,c]	Series 2019-1 Class M1, 3.951% due 1/25/2059	14,500,000	14,726,088
	JP Morgan Mortgage Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2014-IVR3 Class B4, 2.995% due 9/25/2044	2,358,913	2,059,826
[a,c]	Series 2018-3 Class B2, 3.751% due 9/25/2048	2,629,455	2,803,643
[a,c]	Series 2018-6 Class B2, 3.923% due 12/25/2048	1,089,803	1,127,586
[a,c]	Series 2019-5 Class B3, 4.492% due 11/25/2049	8,389,446	8,795,150
[a,c]	Series 2019-HYB1 Class B3, 3.933% due 10/25/2049	5,796,652	5,790,090
[a,c]	Series 2019-INV2 Class B3A, 3.79% due 2/25/2050	9,728,593	9,978,014
	JPMBB Commercial Mortgage Securities Trust, Series 2016-C1 Class A2, 2.668% due 3/15/2049	4,091,610	4,104,697
	JPMorgan Mortgage Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2017-2 Class A6, 3.00% due 5/25/2047	7,236,213	7,321,327
[a,c]	Series 2017-6 Class A5, 3.50% due 12/25/2048	6,315,156	6,372,676
[a,c]	Mello Mortgage Capital Acceptance, Whole Loan Securities Trust CMO, Series 2018-MTG1 Class A3, 3.50% due 3/25/2048	2,997,965	3,010,301
[a]	Merrill Lynch Mortgage Investors Trust, Whole Loan Securities Trust CMO, Series 2004-A4 Class M1, 3.169% due 8/25/2034	257,357	259,104
[a,c]	Metlife Securitization Trust, Whole Loan Securities Trust CMO, Series 2019-1A Class A1A, 3.75% due 4/25/2058	3,873,103	4,152,893
	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22 Class A4, 3.306% due 4/15/2048	1,100,000	1,196,552
	Mortgage-Linked Amortizing Notes CMO, Series 2012-1 Class A10, 2.06% due 1/15/2022	277,213	281,356
	New Residential Mortgage Loan Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2017-2A Class A3, 4.00% due 3/25/2057	6,232,400	6,741,406
[a,c]	Series 2017-3A Class A1, 4.00% due 4/25/2057	7,644,975	8,258,779
[a,c]	Series 2017-4A Class A1, 4.00% due 5/25/2057	9,228,336	10,086,257
[a,c]	Series 2017-5A Class A1, 1.648% (LIBOR 1 Month + 1.50%) due 6/25/2057	717,827	718,222
[a,c]	Series 2017-6A Class A1, 4.00% due 8/27/2057	3,529,889	3,804,583
[a,c]	Series 2018-1A Class A1A, 4.00% due 12/25/2057	4,183,069	4,515,223
[a,c]	Series 2018-2A Class A1, 4.50% due 2/25/2058	8,739,749	9,530,035
[a,c]	Series 2018-NQM1 Class A1, 3.986% due 11/25/2048	11,084,672	11,367,135
[a,c]	Series 2018-RPL1 Class A1, 3.50% due 12/25/2057	5,493,806	5,911,632
	RAMP Trust, Whole Loan Securities Trust CMO, Series 2003-SL1 Class A31, 7.125% due 4/25/2031	757,112	794,823
[a,c]	RCKT Mortgage Trust, Whole Loan Securities Trust CMO, Series 2020-1 Class B3, 3.533% due 2/25/2050	3,254,958	3,223,773
	Sequoia Mortgage Trust, Whole Loan Securities Trust CMO,
[a]	Series 2013-6 Class B4, 3.512% due 5/25/2043	1,163,769	1,175,279
[a]	Series 2013-7 Class B4, 3.536% due 6/25/2043	1,481,823	1,502,351
[a,c]	Series 2017-4 Class A4, 3.50% due 7/25/2047	1,051,195	1,059,197
[a,c]	Series 2017-5 Class A4, 3.50% due 8/25/2047	3,582,281	3,616,327
	SG Residential Mortgage Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2019-3 Class A1, 2.703% due 9/25/2059	11,057,071	11,180,367
[a,c]	Series 2019-3 Class A3, 3.082% due 9/25/2059	3,182,209	3,139,436
[a,c]	Shellpoint Asset Funding Trust, Whole Loan Securities Trust CMO, Series 2013-1 Class A1, 3.75% due 7/25/2043	3,123,538	3,246,065
[a,c]	Spruce Hill Mortgage Loan Trust, Inc., Whole Loan Securities Trust CMO, Series 2020-SH1 Class A1, 2.521% due 1/28/2050	32,846,722	33,191,183
[a,c]	Starwood Mortgage Residential Trust, Whole Loan Securities Trust CMO, Series 2019-IMC1 Class A1, 3.468% due 2/25/2049	7,280,020	7,458,547
[a]	Structured Asset Securities Corp., Mortgage Pass-Through Ctfs, Whole Loan Securities Trust CMO, Series 2003-9A Class 2A2, 2.56% due 3/25/2033	696,351	696,351
	Verus Securitization Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2018-2 Class A1, 3.677% due 6/1/2058	5,411,783	5,487,172
[a,c]	Series 2018-3 Class A1, 4.108% due 10/25/2058	5,351,598	5,482,664
[a,c]	Series 2019-2 Class A1, 3.211% due 5/25/2059	572,275	585,152
[a,c]	Series 2019-3 Class A1, 2.784% due 7/25/2059	16,914,556	17,247,799
[a,c]	Series 2020-1 Class M1, 3.021% due 1/25/2060	5,000,000	4,975,089
22 | Thornburg Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2020
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
[a,c]	Series 2020-2 Class M1, 5.36% due 5/25/2060	$ 3,275,000	$ 3,388,016
[a,c]	Series 2020-INV1 Class M1, 5.50% due 3/25/2060	900,000	958,718
[a,c]	Vista Point Securitization Trust, Series 2020-2 Class A1, 1.475% due 4/25/2065	18,200,571	18,212,323
[a,c]	WinWater Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2015-3 Class B4, 3.889% due 3/20/2045	1,912,012	1,960,546
	Total Mortgage Backed (Cost $1,888,080,008)		1,934,283,047
	Asset Backed Securities — 20.8%
	Auto Receivables — 4.8%
	ACC Trust,
[c]	Series 2019-2 Class A, 2.82% due 2/21/2023	10,614,868	10,680,370
[c]	Series 2020-A Class A, 6.00% due 3/20/2023	17,710,959	18,213,229
	American Credit Acceptance Receivables Trust,
[c]	Series 2020-2 Class C, 3.88% due 4/13/2026	11,500,000	12,156,687
[c]	Series 2020-2 Class D, 5.65% due 5/13/2026	4,250,000	4,667,158
	Arivo Acceptance Auto Loan Receivables Trust,
[c]	Series 2019-1 Class A, 2.99% due 7/15/2024	4,040,690	4,108,745
[c]	Series 2019-1 Class B, 3.37% due 6/15/2025	3,547,000	3,602,750
[c]	Avid Automobile Receivables Trust, Series 2019-1 Class A, 2.62% due 2/15/2024	7,967,260	8,068,325
[c]	Avis Budget Rental Car Funding AESOP, LLC, Series 2015-2A Class A, 2.63% due 12/20/2021	3,000,000	3,005,546
	CarMax Auto Owner Trust, Series 2020-2 Class D, 5.75% due 5/17/2027	19,445,000	21,372,992
	CarNow Auto Receivables Trust,
[c]	Series 2019-1A Class A, 2.72% due 11/15/2022	4,497,070	4,523,599
[c]	Series 2020-1A Class A, 1.76% due 2/15/2023	16,117,140	16,161,611
	Carvana Auto Receivables Trust,
[c]	Series 2019-1A Class D, 3.88% due 10/15/2024	11,723,000	12,214,963
[c]	Series 2020-N1A Class A, 1.53% due 1/16/2024	16,019,758	16,121,486
[c]	CIG Auto Receivables Trust, Series 2020-1A Class A, 0.68% due 10/12/2023	14,825,000	14,825,149
	CPS Auto Receivables Trust,
[c]	Series 2017-D Class D, 3.73% due 9/15/2023	3,000,000	3,072,200
[c]	Series 2019-A Class B, 3.58% due 12/16/2024	11,727,478	11,842,157
[c]	Series 2019-A Class D, 4.35% due 12/16/2024	14,900,000	15,609,735
[c]	Series 2020-A Class A, 2.09% due 5/15/2023	11,550,916	11,640,658
	Drive Auto Receivables Trust, 4.09% due 6/15/2026	12,500,000	13,107,202
[c]	DT Auto Owner Trust, Series 2019-4A Class D, 2.85% due 7/15/2025	7,500,000	7,710,031
[c]	Exeter Automobile Receivables Trust, Series 2019-3A Class D, 3.11% due 8/15/2025	2,000,000	2,057,215
[c]	FHF Trust, Series 2020-1A Class A, 2.59% due 12/15/2023	25,509,078	25,616,798
[c]	Flagship Credit Auto Trust, Series 2019-2 Class D, 3.53% due 5/15/2025	3,500,000	3,646,674
[c]	Foursight Capital Automobile Receivables Trust, Series 2019-1 Class A2, 2.58% due 3/15/2023	3,470,344	3,492,421
	GLS Auto Receivables Issuer Trust,
[c]	Series 2019-4A Class A, 2.47% due 11/15/2023	5,694,778	5,761,902
[c]	Series 2020-1A Class A, 2.17% due 2/15/2024	17,861,750	18,168,431
[c]	Series 2020-3A Class A, 0.69% due 10/16/2023	12,230,711	12,241,085
[c]	Series 2020-3A Class B, 1.38% due 8/15/2024	5,200,000	5,247,865
	GLS Auto Receivables Trust,
[c]	Series 2018-3A Class A, 3.35% due 8/15/2022	531,821	533,172
[c]	Series 2019-1A Class A, 3.37% due 1/17/2023	2,543,764	2,561,329
[c]	NextGear Floorplan Master Owner Trust, Series 2018-2A Class A2, 3.69% due 10/15/2023	15,049,000	15,534,282
[b,c]	Oscar US Funding Trust IX, LLC, Series 2018-2A Class A4, 3.63% due 9/10/2025	1,850,000	1,936,037
[b,c]	Oscar US Funding Trust XI, LLC, Series 2019-2A Class A3, 2.59% due 9/11/2023	14,400,000	14,748,853
[c]	Skopos Auto Receivables Trust, Series 2019-1A Class A, 2.90% due 12/15/2022	10,240,747	10,310,880
	Tesla Auto Lease Trust,
[c]	Series 2018-B Class A, 3.71% due 8/20/2021	3,545,233	3,578,015
[c]	Series 2020-A Class A2, 0.55% due 5/22/2023	7,000,000	7,005,295
[c]	U.S. Auto Funding, LLC, Series 2019-1A Class A, 3.61% due 4/15/2022	1,532,887	1,536,110
	United Auto Credit Securitization Trust,
[c]	Series 2019-1 Class D, 3.47% due 8/12/2024	6,750,000	6,917,118
[c]	Series 2020-1 Class A, 0.85% due 5/10/2022	8,787,141	8,799,785
[c]	USASF Receivables, LLC, Series 2020-1A Class A, 2.47% due 8/15/2023	40,209,573	40,590,033
[a,c]	Volvo Financial Equipment Master Owner Trust, Series 2017-A Class A, 0.652% (LIBOR 1 Month + 0.50%) due 11/15/2022	3,350,000	3,350,872
			406,338,765
See notes to financial statements.	Thornburg Fixed Income Funds Annual Report | 23

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2020
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Credit Card — 0.8%
[c]	Fair Square Issuance Trust, Series 2020-AA Class A, 2.90% due 9/20/2024	$ 32,330,000	$ 32,331,962
[c]	Fortiva Retail Credit Master Note Business Trust, Series 2018-1 Class A, 5.54% due 11/15/2023	12,775,000	12,813,607
[c]	Genesis Private Label Amortizing Trust, Series 2020-1 Class A, 2.08% due 7/20/2030	13,162,277	13,178,251
[c]	Genesis Sales Finance Master Trust, Series 2019-AA Class A, 4.68% due 8/20/2023	7,300,000	7,337,945
			65,661,765
	Other Asset Backed — 12.7%
	Freed ABS Trust,
[c]	Series 2020-FP1 Class A, 2.52% due 3/18/2027	9,581,002	9,639,074
[c]	Series 2019-1 Class A, 3.42% due 6/18/2026	101,979	102,146
[c]	Series 2019-1 Class B, 3.87% due 6/18/2026	4,125,000	4,152,078
[c]	Series 2019-2 Class A, 2.62% due 11/18/2026	4,971,409	4,998,470
[c]	Series 2019-2 Class B, 3.19% due 11/18/2026	2,500,000	2,497,938
[c]	Series 2020-2CP Class A, 4.52% due 6/18/2027	11,363,474	11,500,957
[c]	Series 2020-3FP Class A, 2.40% due 9/20/2027	7,493,994	7,528,767
[c]	Amur Equipment Finance Receivables VIII, LLC, Series 2020-1A Class A2, 1.68% due 8/20/2025	17,900,000	17,930,944
	Appalachian Consumer Rate Relief Funding, LLC, Series 2013-1 Class A1, 2.008% due 2/1/2024	4,294,593	4,381,402
	Aqua Finance Trust,
[c]	Series 2017-A Class A, 3.72% due 11/15/2035	2,203,037	2,210,919
[c]	Series 2019-A Class A, 3.14% due 7/16/2040	15,780,166	16,151,466
[c]	Series 2020-AA Class A, 1.90% due 7/17/2046	46,000,000	46,164,418
[c]	Series 2020-AA Class C, 3.97% due 7/17/2046	6,300,000	6,353,080
	Avant Loans Funding Trust,
[c]	Series 2019-A Class A, 3.48% due 7/15/2022	607,730	608,217
[c]	Series 2019-B Class B, 3.15% due 10/15/2026	4,850,000	4,870,793
[c]	AXIS Equipment Finance Receivables VI, LLC, Series 2018-2A Class A2, 3.89% due 7/20/2022	3,055,093	3,113,231
[c]	AXIS Equipment Finance Receivables VII, LLC, Series 2019-1A Class A2, 2.63% due 6/20/2024	7,333,030	7,428,094
[c]	Bankers Healthcare Group Securitization Trust, Series 2020-A Class A, 2.47% due 9/17/2031	6,658,469	6,658,800
[a,c]	Bayview Opportunity Master Fund IV Trust, Series 2017-RT1 Class A1, 3.00% due 3/28/2057	2,237,608	2,294,574
[c]	BCC Funding Corp. XVI, LLC, Series 2019-1A Class A2, 2.46% due 8/20/2024	23,255,758	23,414,449
[c]	BCC Funding XIV, LLC, Series 2018-1A Class A2, 2.96% due 6/20/2023	475,065	476,087
[c]	BRE Grand Islander Timeshare Issuer, LLC, Series 2017-1A Class A, 2.94% due 5/25/2029	2,333,398	2,371,066
[c]	CFG Investments Ltd., Series 2019-1 Class A, 5.56% due 8/15/2029	6,000,000	6,054,088
	Conn’s Receivables Funding, LLC,
[c]	Series 2019-A Class A, 3.40% due 10/16/2023	1,173,055	1,177,030
[c]	Series 2019-B Class A, 2.66% due 6/17/2024	1,512,824	1,511,713
	Consumer Loan Underlying Bond Credit Trust,
[c]	Series 2018-P2 Class A, 3.47% due 10/15/2025	649,237	651,080
[c]	Series 2018-P3 Class A, 3.82% due 1/15/2026	1,167,349	1,173,989
	Dell Equipment Finance Trust,
[c]	Series 2020-1 Class A2, 2.26% due 6/22/2022	11,900,000	12,100,928
[c]	Series 2020-1 Class D, 5.92% due 3/23/2026	8,500,000	9,189,349
	Diamond Resorts Owner Trust,
[c]	Series 2018-1 Class A, 3.70% due 1/21/2031	5,799,372	6,040,213
[c]	Series 2019-1A Class A, 2.89% due 2/20/2032	15,310,845	15,697,956
[b,c]	ECAF I Ltd., Series 2015-1A Class A2, 4.947% due 6/15/2040	3,923,444	3,442,829
	Entergy New Orleans Storm Recovery Funding I, LLC, Series 2015-1 Class A, 2.67% due 6/1/2027	7,418,265	7,549,654
[c]	ExteNet, LLC, Series 2019-1A Class A2, 3.204% due 7/26/2049	9,855,000	10,029,645
[a,c,d]	Finance of America HECM Buyout, Series 2020-HB1 Class A, 2.012% due 2/25/2030	1,431,961	1,441,123
	Foundation Finance Trust,
[c]	Series 2017-1A Class A, 3.30% due 7/15/2033	2,217,790	2,255,617
[c]	Series 2019-1A Class A, 3.86% due 11/15/2034	15,953,499	16,454,526
[c]	Series 2020-1A Class A, 3.54% due 7/16/2040	15,396,575	15,917,018
[c]	Series 2020-1A Class B, 4.62% due 7/16/2040	3,000,000	3,090,269
	HERO Funding Trust,
[c]	Series 2015-1A Class A, 3.84% due 9/21/2040	4,967,628	5,222,047
[c]	Series 2017-2A Class A1, 3.28% due 9/20/2048	1,004,367	1,038,981
	Hilton Grand Vacations Trust,
[c]	Series 2019-AA Class A, 2.34% due 7/25/2033	10,306,184	10,539,093
[c]	Series 2020-AA Class A, 2.74% due 2/25/2039	1,821,973	1,885,225
[c]	HIN Timeshare Trust, Series 2020-A Class A, 1.39% due 10/9/2039	9,000,000	8,985,481
[c]	InSite Issuer, LLC, Series 2020-1A Class A, 1.496% due 9/15/2050	13,500,000	13,477,467
24 | Thornburg Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2020
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Lendingpoint Asset Securitization Trust,
[c]	Series 2019-1 Class A, 3.154% due 8/15/2025	$ 871,984	$ 871,758
[c]	Series 2019-2 Class A, 3.071% due 11/10/2025	4,934,029	4,930,179
[c]	Series 2020-1 Class A, 2.512% due 2/10/2026	7,954,713	7,984,312
	LL ABS Trust,
[c]	Series 2019-1A Class A, 2.87% due 3/15/2027	5,526,454	5,561,538
[c]	Series 2020-1A Class A, 2.33% due 1/17/2028	13,700,000	13,701,800
[c]	Mariner Finance Issuance Trust, Series 2018-AA Class A, 4.20% due 11/20/2030	3,911,000	3,930,562
	Marlette Funding Trust,
[c]	Series 2019-2A Class A, 3.13% due 7/16/2029	2,305,940	2,329,606
[c]	Series 2019-4A Class A, 2.39% due 12/17/2029	4,151,344	4,190,128
[c]	Series 2019-4A Class B, 2.95% due 12/17/2029	1,500,000	1,521,832
[c]	Series 2020-2A Class A, 1.02% due 9/16/2030	12,971,439	12,990,478
[c]	MelTel Land Funding, LLC, Series 2019-1A Class A, 3.768% due 4/15/2049	9,347,272	9,567,705
[c]	Mosaic Solar Loan Trust, Series 2021A Class A, 2.10% due 4/20/2046	7,340,709	7,465,984
	Nationstar HECM Loan Trust,
[a,c]	Series 2019-1A Class A, 2.651% due 6/25/2029	4,778,913	4,795,020
[a,c,d]	Series 2020-1A Class A1, 1.269% due 9/25/2030	34,800,000	34,799,979
	New Residential Advance Receivables Trust Advance Receivables Backed,
[c]	Series 2019-T4 Class AT4, 2.329% due 10/15/2051	17,400,000	17,524,570
[c]	Series 2019-T5 Class AT5, 2.425% due 10/15/2051	31,000,000	30,871,093
[c]	Series 2020-T1 Class AT1, 1.426% due 8/15/2053	55,450,000	55,470,877
[a,c,d]	Northwind Holdings, LLC, Series 2007-1A Class A1, 1.026% (LIBOR 3 Month + 0.78%) due 12/1/2037	306,250	303,800
[c]	NP SPE II, LLC, Series 2019-2A Class A1, 2.864% due 11/19/2049	33,125,276	33,177,404
	NRZ Advance Receivables Trust 2015-ON1,
[c]	Series 2020-T2 Class AT2, 1.475% due 9/15/2053	40,000,000	40,057,668
[c]	Series 2020-T2 Class BT2, 1.724% due 9/15/2053	3,000,000	3,005,139
[c]	Ocwen Master Advance Receivables Trust, Series 2020-T1 Class AT1, 1.278% due 8/15/2052	56,025,000	56,230,601
[c]	Oportun Funding VIII, LLC, 3.61% due 3/8/2024	10,300,000	10,326,656
[c]	Oportun Funding X, LLC, Series 2018-C Class A, 4.10% due 10/8/2024	7,550,000	7,672,229
[c]	Oportun Funding XIII, LLC, Series 2019-A Class B, 3.87% due 8/8/2025	7,500,000	7,545,210
	Pawnee Equipment Receivables, LLC,
[c]	Series 2019-1 Class A2, 2.29% due 10/15/2024	25,117,520	25,329,209
[c]	Series 2020-1 Class A, 1.37% due 11/17/2025	16,000,000	15,970,517
	PFS Financing Corp.,
[c]	Series 2017-D Class A, 2.40% due 10/17/2022	10,000,000	10,006,294
[c]	Series 2018-B Class A, 2.89% due 2/15/2023	7,400,000	7,466,468
[c]	Purchasing Power Funding, LLC, Series 2018-A Class A, 3.34% due 8/15/2022	553,570	553,964
[c,d]	Scala Funding Co., LLC, Series 2016-1 Class A, 3.91% due 2/15/2021	2,000,000	1,984,000
	SCF Equipment Leasing, LLC,
[c]	Series 2018-1A Class A2, 3.63% due 10/20/2024	2,528,885	2,558,113
[c]	Series 2019-1A Class A1, 3.04% due 3/20/2023	1,826,929	1,831,656
[c]	Series 2019-2A Class A1, 2.22% due 6/20/2024	12,357,198	12,418,044
[c]	Series 2019-2A Class C, 3.11% due 6/21/2027	3,000,000	3,100,851
	Sierra Timeshare Receivables Funding, LLC,
[c]	Series 2015-3A Class A, 2.58% due 9/20/2032	1,613,654	1,614,605
[c]	Series 2019-1A Class A, 3.20% due 1/20/2036	2,308,223	2,378,550
	Small Business Lending Trust,
[c]	Series 2019-A Class A, 2.85% due 7/15/2026	3,311,638	3,257,997
[c]	Series 2020-A Class A, 2.62% due 12/15/2026	10,627,671	10,551,218
	Sofi Consumer Loan Program,
[c]	Series 2018-2 Class C, 4.25% due 4/26/2027	13,170,000	13,402,264
[c]	Series 2019-1 Class D, 4.42% due 2/25/2028	2,955,000	3,005,774
	Sofi Consumer Loan Program Trust,
[c]	Series 2018-1 Class A2, 3.14% due 2/25/2027	123,935	124,663
[c]	Series 2018-3 Class C 4.67% due 8/25/2027	8,085,000	8,260,299
[c]	Series 2019-3 Class A, 2.90% due 5/25/2028	9,399,979	9,509,483
[c]	SoFi Consumer Loan Program Trust, Series 2019-2 Class A, 3.01% due 4/25/2028	3,114,780	3,151,880
[c]	Sofi Consumer Loan Program, LLC, Series 2017-3 Class A, 2.77% due 5/25/2026	342,114	343,693
[c]	SpringCastle America Funding, LLC, Series 2020-AA Class A, 1.97% due 9/25/2037	64,275,000	64,494,203
[c]	SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes, Series 2019-T2 Class AT2, 2.32% due 10/15/2052	19,637,000	19,473,512
[c]	Tax Ease Funding, LLC, Series 2016-1A Class A, 3.131% due 6/15/2028	2,353,691	2,358,685
[c]	Theorem Funding Trust, Series 2020-1A Class A, 2.48% due 10/15/2026	19,725,000	19,775,491
See notes to financial statements.	Thornburg Fixed Income Funds Annual Report | 25

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2020
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Towd Point Mortgage Trust,
[a,c]	Series 2016-5 Class A1, 2.50% due 10/25/2056	$ 5,862,313	$ 5,992,603
[a,c]	Series 2017-1 Class A1, 2.75% due 10/25/2056	3,216,958	3,299,459
[a,c]	Series 2018-1 Class A1, 3.00% due 1/25/2058	1,013,782	1,057,383
[a,c]	Series 2018-2 Class A1, 3.25% due 3/25/2058	8,004,811	8,379,667
[a,c]	Series 2018-3 Class A1, 3.75% due 5/25/2058	5,571,917	6,025,439
[a,c]	Series 2018-6 Class A1A, 3.75% due 3/25/2058	10,086,603	10,678,284
[a,c]	Series 2019-HY2 Class 1, 1.148% (LIBOR 1 Month + 1.00%) due 5/25/2058	28,542,306	28,542,303
[c]	Upstart Pass-Through Trust, Series 2020-ST3 Class A, 3.35% due 4/20/2028	10,027,065	10,133,294
	Upstart Securitization Trust,
[c]	Series 2019-1 Class B, 4.19% due 4/20/2026	7,706,651	7,752,115
[c]	Series 2019-2 Class A, 2.897% due 9/20/2029	8,857,435	8,928,271
[c]	Series 2019-2 Class B, 3.734% due 9/20/2029	10,900,000	10,966,990
[c]	Series 2019-3 Class A, 2.684% due 1/21/2030	3,291,503	3,318,526
[c]	Series 2019-3 Class B, 3.829% due 1/21/2030	2,350,000	2,383,525
[c]	Series 2020-1 Class B, 3.093% due 4/22/2030	3,250,000	3,271,812
[c]	VB-S1 Issuer, LLC, Series 2020-1A Class C2, 3.031% due 6/15/2050	6,500,000	6,773,693
			1,077,023,216
	Rec Vehicle Loan — 0.2%
[c,e]	Octane Receivables Trust, Series 2020-1A Class A, 1.71% due 2/20/2025	16,900,000	16,900,659
			16,900,659
	Student Loan — 2.3%
[c]	Commonbond Student Loan Trust, Series 18-CGS, Class A1, 3.87% due 2/25/2046	5,451,612	5,677,512
[a,c]	Navient Private Education Loan Trust, Student Loan, Series 2015-AA Class A2B, 1.352% (LIBOR 1 Month + 1.20%) due 12/15/2028	2,603,190	2,608,022
[a,c]	Navient Private Education Refinance Loan Trust, Series 2019-D Class A2B, 1.202% (LIBOR 1 Month + 1.05%) due 12/15/2059	14,400,000	14,333,164
	Navient Student Loan Trust,
[a]	Series 2014-1 Class A3, 0.658% (LIBOR 1 Month + 0.51%) due 6/25/2031	7,339,860	7,146,245
[a,c]	Series 2016-6A Class A2, 0.898% (LIBOR 1 Month + 0.75%) due 3/25/2066	7,891,950	7,894,061
	Nelnet Student Loan Trust,
[a,c]	Series 2015-2A Class A2, 0.748% (LIBOR 1 Month + 0.60%) due 9/25/2047	35,123,621	34,418,065
[a,c]	Series 2015-3A Class A2, 0.748% (LIBOR 1 Month + 0.60%) due 2/27/2051	2,482,703	2,453,043
[a,c]	Series 2016-A Class A1A, 1.898% (LIBOR 1 Month + 1.75%) due 12/26/2040	3,527,453	3,538,102
[a,c]	Nelnet Student Loan Trust, Student Loan, Series 2013-1A Class A, 0.748% (LIBOR 1 Month + 0.60%) due 6/25/2041	4,953,786	4,812,556
[a,c]	Pennsylvania Higher Education Assistance Agency, Series 2012-1A Class A1, 0.698% (LIBOR 1 Month + 0.55%) due 5/25/2057	1,239,398	1,210,183
	SLM Student Loan Trust,
[a]	Series 2011-2 Class A2, 1.348% (LIBOR 1 Month + 1.20%) due 10/25/2034	13,352,000	13,412,571
[a]	Series 2013-6 Class A3, 0.798% (LIBOR 1 Month + 0.65%) due 6/25/2055	34,692,922	33,993,951
	SMB Private Education Loan Trust,
[a,c]	Series 2019-A Class A1, 0.502% (LIBOR 1 Month + 0.35%) due 2/16/2026	350,791	350,704
[a,c]	Series 2019-B Class A1, 0.502% (LIBOR 1 Month + 0.35%) due 7/15/2026	4,663,335	4,659,115
[a,c]	Series 2020-A Class A1, 0.452% (LIBOR 1 Month + 0.30%) due 3/15/2027	5,849,824	5,835,994
[c]	Series 2020-BA Class A1A, 1.29% due 7/15/2053	42,550,000	42,337,801
[a,c]	SMB Private Education Loan Trust, Student Loan, Series 2015-A Class A3, 1.652% (LIBOR 1 Month + 1.50%) due 2/17/2032	10,000,000	10,074,998
[c]	Sofi Professional Loan Program, LLC, Series 2017-E Class A2B, 2.72% due 11/26/2040	5,314,822	5,422,367
			200,178,454
	Total Asset Backed Securities (Cost $1,735,153,711)		1,766,102,859
	Corporate Bonds — 33.5%
	Automobiles & Components — 1.6%
	Automobiles — 1.6%
[a,b,c]	BMW Finance N.V., 1.047% (LIBOR 3 Month + 0.79%) due 8/12/2022	25,800,000	25,928,742
[c]	BMW US Capital, LLC, 2.95% due 4/14/2022	1,894,000	1,963,680
	Daimler Finance North America, LLC,
[a,c]	1.18% (LIBOR 3 Month + 0.90%) due 2/15/2022	19,050,000	19,106,769
[c]	2.125% due 3/10/2025	16,900,000	17,531,215
[c]	3.40% due 2/22/2022	6,000,000	6,214,140
[c]	3.70% due 5/4/2023	4,725,000	5,059,105
[c]	Harley-Davidson Financial Services, Inc., Series CO, 4.05% due 2/4/2022	7,976,000	8,242,398
26 | Thornburg Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2020
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Hyundai Capital America,
[c]	1.80% due 10/15/2025	$ 5,440,000	$ 5,413,616
[c]	2.375% due 2/10/2023	11,460,000	11,770,222
[c]	3.95% due 2/1/2022	13,767,000	14,279,408
[c]	6.375% due 4/8/2030	7,872,000	10,089,149
[b,c]	Hyundai Capital Services, Inc., 3.75% due 3/5/2023	2,029,000	2,149,868
[a,c]	Nissan Motor Acceptance Corp., 0.916% (LIBOR 3 Month + 0.65%) due 7/13/2022	1,560,000	1,521,156
[c]	Volkswagen Group of America Finance, LLC, 2.50% due 9/24/2021	5,375,000	5,473,900
	Trading Companies & Distributors — 0.0%
[b,c]	Mitsubishi UFJ Lease & Finance Co. Ltd., 3.406% due 2/28/2022	2,800,000	2,887,584
			137,630,952
	Banks — 1.3%
	Banks — 1.3%
[a,b,c]	ABN AMRO Bank N.V., 0.821% (LIBOR 3 Month + 0.57%) due 8/27/2021	6,800,000	6,828,220
[b,c]	Banco Nacional de Panama, 2.50% due 8/11/2030	6,100,000	5,994,531
[a,b]	Barclays Bank plc, 0.726% (LIBOR 3 Month + 0.46%) due 1/11/2021	7,000,000	7,004,620
[a]	Capital One NA/Mclean VA, 1.063% (LIBOR 3 Month + 0.82%) due 8/8/2022	28,150,000	28,307,640
[a]	Citizens Bank N.A./Providence RI, 1.168% (LIBOR 3 Month + 0.95%) due 3/29/2023	20,500,000	20,663,795
	Santander Holdings USA, Inc.,
	3.244% due 10/5/2026	4,940,000	5,273,944
	3.45% due 6/2/2025	11,276,000	12,038,258
[b,c]	Sumitomo Mitsui Trust Bank Ltd., 0.80% due 9/12/2023	14,760,000	14,785,239
	Zions Bancorp N.A., 3.35% due 3/4/2022	6,750,000	6,946,155
			107,842,402
	Capital Goods — 0.6%
	Aerospace & Defense — 0.1%
	Boeing Co., 5.15% due 5/1/2030	5,717,000	6,454,036
	Industrial Conglomerates — 0.0%
[a]	General Electric Co. MTN, 1.25% (LIBOR 3 Month + 1.00%) due 3/15/2023	2,625,000	2,612,636
	Ingersoll-Rand Co. (Guaranty: Ingersoll-Rand plc), 6.391% due 11/15/2027	3,000,000	3,764,100
	Machinery — 0.5%
	Flowserve Corp., 3.50% due 10/1/2030	8,414,000	8,330,197
[c]	Huntington Ingalls Industries, Inc., 4.20% due 5/1/2030	5,920,000	6,791,365
	Nvent Finance Sarl,
[b]	3.95% due 4/15/2023	7,980,000	8,297,205
[b]	4.55% due 4/15/2028	7,023,000	7,539,893
[a]	Otis Worldwide Corp., 0.754% (LIBOR 3 Month + 0.45%) due 4/5/2023	9,850,000	9,842,612
			53,632,044
	Commercial & Professional Services — 0.2%
	Commercial Services & Supplies — 0.2%
[c]	CoStar Group, Inc., 2.80% due 7/15/2030	11,350,000	11,757,805
	Quanta Services, Inc., 2.90% due 10/1/2030	7,579,000	7,738,993
			19,496,798
	Consumer Durables & Apparel — 0.2%
	Household Durables — 0.2%
	Panasonic Corp.,
[b,c]	2.536% due 7/19/2022	16,810,000	17,314,636
[b,c]	2.679% due 7/19/2024	2,000,000	2,131,340
			19,445,976
	Consumer Services — 0.3%
	Hotels, Restaurants & Leisure — 0.1%
	Starbucks Corp., 2.55% due 11/15/2030	9,790,000	10,370,939
	Transportation Infrastructure — 0.2%
[b,c]	Adani Ports & Special Economic Zone Ltd., 3.375% due 7/24/2024	13,465,000	13,694,443
			24,065,382
	Diversified Financials — 5.6%
	Capital Markets — 1.5%
See notes to financial statements.	Thornburg Fixed Income Funds Annual Report | 27

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2020
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Ares Capital Corp.,
	3.25% due 7/15/2025	$ 8,155,000	$ 8,087,640
	3.50% due 2/10/2023	5,638,000	5,789,944
	4.20% due 6/10/2024	6,509,000	6,763,762
	4.25% due 3/1/2025	4,560,000	4,722,610
[c]	Ares Finance Co., LLC, 4.00% due 10/8/2024	5,000,000	5,343,750
[b]	Genpact Luxembourg Sarl, 3.375% due 12/1/2024	7,160,000	7,501,460
	Intercontinental Exchange, Inc., 2.10% due 6/15/2030	9,817,000	10,143,612
	Legg Mason, Inc., 4.75% due 3/15/2026	5,000,000	5,951,000
	Main Street Capital Corp., 5.20% due 5/1/2024	3,720,000	3,906,967
[c]	Owl Rock Technology Finance Corp., 4.75% due 12/15/2025	14,650,000	14,572,794
	Solar Capital Ltd., 4.50% due 1/20/2023	12,000,000	12,339,960
[b,c]	SumitG Guaranteed Secured Obligation Issuer DAC, 2.251% due 11/2/2020	15,000,000	15,016,800
	TPG Specialty Lending, Inc., 3.875% due 11/1/2024	27,220,000	27,675,663
	Consumer Finance — 0.4%
	Wells Fargo & Co.,
[a]	2.879% (LIBOR 3 Month + 1.17%) due 10/30/2030	1,600,000	1,711,360
[a]	4.478% (LIBOR 3 Month + 3.77%) due 4/4/2031	14,900,000	18,022,891
[a,c]	Wells Fargo Bank NA, 1.00% (LIBOR 3 Month + 0.20%) due 5/18/2022	14,750,000	14,763,128
	Diversified Financial Services — 3.1%
[a]	Bank of America Corp., 1.898% (SOFR + 1.53%) due 7/23/2031	19,137,000	19,092,602
[a,b]	Barclays plc, 1.66% (LIBOR 3 Month + 1.38%) due 5/16/2024	17,500,000	17,575,425
[a,b,c]	BNP Paribas S.A., 2.219% (SOFR + 2.07%) due 6/9/2026	4,800,000	4,949,376
	Citigroup, Inc.,
[a]	2.572% (SOFR + 2.11%) due 6/3/2031	9,720,000	10,176,937
	2.65% due 10/26/2020	4,890,000	4,897,873
[a]	3.106% (SOFR + 2.75%) due 4/8/2026	4,265,000	4,598,950
	3.40% due 5/1/2026	9,700,000	10,786,982
[a]	4.412% (SOFR + 3.91%) due 3/31/2031	10,815,000	12,956,694
[b]	Credit Suisse Group Funding Guernsey Ltd. (Guaranty: Credit Suisse Group AG), 3.125% due 12/10/2020	10,000,000	10,052,900
	Deutsche Bank AG,
[a,b]	1.073% (LIBOR 3 Month + 0.82%) due 1/22/2021	8,650,000	8,632,959
[a,b]	1.481% (LIBOR 3 Month + 1.23%) due 2/27/2023	17,100,000	16,825,716
[b]	5.00% due 2/14/2022	6,350,000	6,637,655
	HSBC Holdings plc,
[a,b]	1.645% (SOFR + 1.54%) due 4/18/2026	3,025,000	3,012,749
[a,b]	2.013% (SOFR + 1.73%) due 9/22/2028	9,550,000	9,445,905
[a,b]	2.099% (SOFR + 1.93%) due 6/4/2026	6,800,000	6,896,016
[a,b]	2.357% (SOFR + 1.95%) due 8/18/2031	4,000,000	3,961,720
	Lloyds Banking Group plc,
[a,b]	2.438% (H15T1Y + 1.00%) due 2/5/2026	5,955,000	6,173,013
[a,b]	3.87% (H15T1Y + 3.50%) due 7/9/2025	7,000,000	7,618,870
[b]	Mitsubishi UFJ Financial Group, Inc., 2.623% due 7/18/2022	10,800,000	11,188,908
	Mizuho Financial Group, Inc.,
[a,b]	0.88% (LIBOR 3 Month + 0.63%) due 5/25/2024	8,800,000	8,777,824
[a,b]	2.226% (LIBOR 3 Month + 0.83%) due 5/25/2026	4,800,000	4,994,304
[a,b]	3.922% (LIBOR 3 Month + 1.00%) due 9/11/2024	10,850,000	11,789,067
	Morgan Stanley,
[a]	0.785% (SOFR + 0.70%) due 1/20/2023	15,775,000	16,011,940
[a]	0.903% (SOFR + 0.83%) due 6/10/2022	4,675,000	4,689,867
[c]	National Securities Clearing Corp., 1.50% due 4/23/2025	7,000,000	7,215,040
[a,b]	Natwest Group PLC, 1.75% (LIBOR 3 Month + 1.47%) due 5/15/2023	1,952,000	1,960,804
	Societe Generale S.A.,
[b,c]	2.625% due 1/22/2025	4,000,000	4,128,680
[b,c]	3.875% due 3/28/2024	8,000,000	8,594,880
[b,c]	4.25% due 9/14/2023	9,000,000	9,738,720
[a,b,c]	UBS Group AG, 2.048% (LIBOR 3 Month + 1.78%) due 4/14/2021	5,800,000	5,850,228
	Insurance — 0.5%
[a,c]	AIG Global Funding, 0.685% (LIBOR 3 Month + 0.46%) due 6/25/2021	9,910,000	9,936,261
[c]	Global Atlantic Fin Co., 4.40% due 10/15/2029	27,285,000	28,507,641
	Mortgage Real Estate Investment Trusts — 0.1%
	Senior Housing Properties Trust, 4.75% due 2/15/2028	13,026,000	11,499,483
28 | Thornburg Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2020
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
			471,489,330
	Energy — 3.0%
	Energy Equipment & Services — 0.1%
[c]	Hanwha Energy USA Holdings Corp., 2.375% due 7/30/2022	$ 5,100,000	$ 5,241,423
	Oceaneering International, Inc., 4.65% due 11/15/2024	10,000,000	7,305,300
[b,c,f,g]	Schahin II Finance Co. SPV Ltd., 5.875% due 9/25/2023	3,997,362	257,630
	Oil, Gas & Consumable Fuels — 2.9%
	BP Capital Markets America, Inc.,
[a]	0.877% (LIBOR 3 Month + 0.65%) due 9/19/2022	6,771,000	6,795,714
	1.749% due 8/10/2030	4,765,000	4,724,736
	Buckeye Partners L.P., 4.15% due 7/1/2023	7,000,000	6,906,830
[c]	Colonial Enterprises, Inc., 3.25% due 5/15/2030	6,910,000	7,733,879
[c]	Colorado Interstate Gas Co., LLC / Colorado Interstate Issuing Corp., 4.15% due 8/15/2026	9,168,000	10,338,937
	Energen Corp., 4.625% due 9/1/2021	10,000,000	10,118,400
	EQM Midstream Partners L.P., Series 5Y, 4.75% due 7/15/2023	11,440,000	11,419,522
[b]	Equinor ASA, 2.375% due 5/22/2030	6,525,000	6,895,033
	Exxon Mobil Corp., 3.482% due 3/19/2030	9,670,000	11,146,029
[c]	Florida Gas Transmission Co., LLC, 3.875% due 7/15/2022	10,435,000	10,879,531
	Gray Oak Pipeline, LLC,
[c]	2.00% due 9/15/2023	5,293,000	5,319,518
[c]	3.45% due 10/15/2027	3,068,000	3,136,785
	Gulf South Pipeline Co. L.P., 4.00% due 6/15/2022	13,850,000	14,238,493
	HollyFrontier Corp., 2.625% due 10/1/2023	4,986,000	4,995,274
[b,c]	Lukoil Securities B.V., 3.875% due 5/6/2030	9,300,000	9,828,891
	Marathon Petroleum Corp., 4.70% due 5/1/2025	4,825,000	5,444,675
[c]	Midwest Connector Capital Co., LLC, 4.625% due 4/1/2029	16,535,000	16,690,925
	NuStar Logistics L.P., 4.75% due 2/1/2022	5,000,000	5,004,700
	Occidental Petroleum Corp.,
[a]	1.504% (LIBOR 3 Month + 1.25%) due 8/13/2021	3,950,000	3,950,000
[a]	1.73% (LIBOR 3 Month + 1.45%) due 8/15/2022	11,200,000	10,155,824
	ONEOK, Inc.,
	3.40% due 9/1/2029	8,903,000	8,674,905
	5.85% due 1/15/2026	3,870,000	4,455,995
	6.35% due 1/15/2031	5,438,000	6,315,802
[b]	Petroleos Mexicanos (Guaranty: Export-Import Bank of the United States), 6.50% due 1/23/2029	10,007,000	8,952,062
[b,c]	Sinopec Group Overseas Development 2018 Ltd., 3.75% due 9/12/2023	11,800,000	12,694,086
[c]	Tennessee Gas Pipeline Co., LLC, 2.90% due 3/1/2030	17,879,000	18,503,513
[c]	Texas Gas Transmission, LLC, 4.50% due 2/1/2021	17,624,000	17,670,175
			255,794,587
	Food & Staples Retailing — 0.4%
	Food & Staples Retailing — 0.4%
[b,c]	Alimentation Couche-Tard, Inc., 2.70% due 7/26/2022	15,850,000	16,362,906
[b,c]	CK Hutchison International 20 Ltd., 2.50% due 5/8/2030	4,000,000	4,201,560
	Walgreens Boots Alliance, Inc., 3.20% due 4/15/2030	14,360,000	15,041,238
			35,605,704
	Food, Beverage & Tobacco — 1.3%
	Beverages — 0.3%
[b,c]	Becle SAB de CV, 3.75% due 5/13/2025	13,750,000	14,679,225
	Constellation Brands, Inc., 2.875% due 5/1/2030	3,695,000	3,974,822
	Molson Coors Brewing Co., 2.10% due 7/15/2021	3,035,000	3,066,807
	Food Products — 0.8%
	Campbell Soup Co., 2.375% due 4/24/2030	4,860,000	5,058,725
[a]	Conagra Brands, Inc., 0.768% (LIBOR 3 Month + 0.50%) due 10/9/2020	14,850,000	14,851,337
	General Mills, Inc.,
[a]	0.811% (LIBOR 3 Month + 0.54%) due 4/16/2021	3,380,000	3,387,267
[a]	1.283% (LIBOR 3 Month + 1.01%) due 10/17/2023	2,475,000	2,502,968
	Ingredion, Inc., 2.90% due 6/1/2030	14,725,000	15,983,987
	JM Smucker Co., 2.375% due 3/15/2030	25,057,000	26,144,223
	Tobacco — 0.2%
	Altria Group, Inc., 3.40% due 5/6/2030	4,870,000	5,301,287
See notes to financial statements.	Thornburg Fixed Income Funds Annual Report | 29

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2020
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	BAT Capital Corp., 2.726% due 3/25/2031	$ 2,950,000	$ 2,928,170
	BAT International Finance plc,
[b]	1.668% due 3/25/2026	4,764,000	4,773,433
[b,c]	3.95% due 6/15/2025	3,000,000	3,332,070
[b,c]	Imperial Brands Finance plc, 3.50% due 7/26/2026	3,000,000	3,245,250
			109,229,571
	Health Care Equipment & Services — 1.0%
	Health Care Equipment & Supplies — 0.5%
[c]	Alcon Finance Corp., 2.60% due 5/27/2030	4,800,000	5,086,080
	Boston Scientific Corp., 2.65% due 6/1/2030	6,824,000	7,255,208
	DENTSPLY SIRONA, Inc., 3.25% due 6/1/2030	4,755,000	5,166,926
	Zimmer Biomet Holdings, Inc., 3.55% due 3/20/2030	23,326,000	26,083,133
	Health Care Providers & Services — 0.5%
	AmerisourceBergen Corp., 2.80% due 5/15/2030	14,705,000	15,681,706
	Catholic Health Initiatives, 2.95% due 11/1/2022	7,000,000	7,298,830
	Express Scripts Holding Co., 2.60% due 11/30/2020	9,750,000	9,783,540
[c]	Health Care Service Corp., 2.20% due 6/1/2030	6,860,000	7,024,229
			83,379,652
	Household & Personal Products — 0.1%
	Household Products — 0.1%
	Kimberly-Clark de Mexico SAB de CV,
[b,c]	2.431% due 7/1/2031	3,800,000	3,868,818
[b,c]	3.80% due 4/8/2024	3,000,000	3,216,180
			7,084,998
	Insurance — 3.5%
	Insurance — 3.5%
[b,c]	AIA Group Ltd., 3.375% due 4/7/2030	4,800,000	5,374,848
	Alleghany Corp., 3.625% due 5/15/2030	4,860,000	5,466,722
[c]	Belrose Funding Trust, 2.33% due 8/15/2030	9,685,000	9,611,781
	Brighthouse Financial, Inc., 5.625% due 5/15/2030	10,707,000	12,485,219
	Brown & Brown, Inc., 2.375% due 3/15/2031	3,758,000	3,781,938
[b,c]	DaVinciRe Holdings Ltd., 4.75% due 5/1/2025	10,260,000	11,242,190
	Enstar Group Ltd.,
[b]	4.50% due 3/10/2022	1,950,000	2,023,457
[b]	4.95% due 6/1/2029	19,899,000	22,158,929
[c]	Equitable Financial Life Global Funding, 1.40% due 7/7/2025 - 8/27/2027	22,031,000	22,323,713
[b,c]	Fairfax Financial Holdings Ltd., 4.625% due 4/29/2030	19,677,000	21,367,451
	Fidelity National Financial, Inc.,
	2.45% due 3/15/2031	11,554,000	11,438,807
	3.40% due 6/15/2030	11,286,000	12,129,741
	First American Financial Corp., 4.00% due 5/15/2030	4,845,000	5,317,678
[c]	Five Corners Funding Trust II, 2.85% due 5/15/2030	12,650,000	13,600,141
	Horace Mann Educators Corp., 4.50% due 12/1/2025	4,800,000	5,264,448
	Infinity Property & Casualty Corp., 5.00% due 9/19/2022	4,690,000	4,995,929
	Jackson National Life Global Funding,
[a,c]	0.73% (LIBOR 3 Month + 0.48%) due 6/11/2021	6,150,000	6,164,945
[c]	3.25% due 1/30/2024	10,000,000	10,737,100
[b,c]	Lancashire Holdings Ltd., 5.70% due 10/1/2022	11,000,000	11,751,410
[c]	MassMutual Global Funding II, 2.95% due 1/11/2025	15,000,000	16,350,300
	Mercury General Corp., 4.40% due 3/15/2027	3,751,000	4,060,533
[c]	Metropolitan Life Global Funding I, 2.95% due 4/9/2030	5,000,000	5,601,350
[b]	Montpelier Re Holdings Ltd., 4.70% due 10/15/2022	5,000,000	5,305,550
[c]	Protective Life Corp., 3.40% due 1/15/2030	19,740,000	21,149,239
[a,c]	Protective Life Global Funding, 0.753% (LIBOR 3 Month + 0.52%) due 6/28/2021	17,000,000	17,048,450
	Reliance Standard Life Global Funding II,
[c]	2.75% due 5/7/2025	13,490,000	14,201,867
[c]	3.85% due 9/19/2023	9,950,000	10,702,021
[c]	Sammons Financial Group, Inc., 4.45% due 5/12/2027	7,950,000	8,328,499
			299,984,256
30 | Thornburg Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2020
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Materials — 0.6%
	Chemicals — 0.3%
[a]	Albemarle Corp., 1.33% (LIBOR 3 Month + 1.05%) due 11/15/2022	$ 5,012,000	$ 4,992,604
[c]	Chevron Phillips Chemical Co., LLC / Chevron Phillips Chemical Co., L.P., 5.125% due 4/1/2025	9,870,000	11,602,678
[b,c]	OCP S.A., 5.625% due 4/25/2024	8,555,000	9,283,202
	Containers & Packaging — 0.2%
[b,c]	CCL Industries, Inc., 3.05% due 6/1/2030	9,810,000	10,458,441
	Sonoco Products Co., 3.125% due 5/1/2030	3,502,000	3,805,238
	Metals & Mining — 0.1%
[b]	AngloGold Ashanti Holdings plc (Guaranty: AngloGold Ashanti Ltd.), 5.125% due 8/1/2022	6,500,000	6,833,450
[b,c]	Newcrest Finance Pty Ltd., 3.25% due 5/13/2030	4,935,000	5,383,295
			52,358,908
	Media & Entertainment — 0.1%
	Interactive Media & Services — 0.1%
[b]	Baidu, Inc., 3.875% due 9/29/2023	6,000,000	6,439,440
			6,439,440
	Pharmaceuticals, Biotechnology & Life Sciences — 1.1%
	Biotechnology — 0.6%
	Biogen, Inc., 2.25% due 5/1/2030	6,810,000	6,958,662
	Gilead Sciences, Inc., 0.75% due 9/29/2023	11,732,000	11,752,062
	Regeneron Pharmaceuticals, Inc., 1.75% due 9/15/2030	19,469,000	19,045,354
	Royalty Pharma plc,
[b,c]	1.20% due 9/2/2025	7,532,000	7,508,651
[b,c]	1.75% due 9/2/2027	3,816,000	3,818,366
	Pharmaceuticals — 0.5%
	AbbVie, Inc.,
[c]	2.95% due 11/21/2026	2,460,000	2,678,891
[c]	3.45% due 3/15/2022	5,000,000	5,182,000
[a,b]	AstraZeneca plc, 0.945% (LIBOR 3 Month + 0.67%) due 8/17/2023	10,524,000	10,594,826
	Bayer US Finance II, LLC,
[a,c]	0.855% (LIBOR 3 Month + 0.63%) due 6/25/2021	9,500,000	9,510,450
[c]	4.25% due 12/15/2025	2,500,000	2,858,075
[b]	Perrigo Finance Unlimited Co., 3.15% due 6/15/2030	3,450,000	3,574,890
[b]	Shire Acquisitions Investments Ireland DAC, 2.40% due 9/23/2021	1,353,000	1,377,192
[c]	Upjohn, Inc., 2.30% due 6/22/2027	4,935,000	5,089,663
			89,949,082
	Real Estate — 0.7%
	Equity Real Estate Investment Trusts — 0.7%
	Alexandria Real Estate Equities, Inc., 4.90% due 12/15/2030	6,780,000	8,556,224
	American Tower Corp.,
	2.40% due 3/15/2025	7,375,000	7,806,143
	3.375% due 5/15/2024	5,475,000	5,929,261
	Lexington Realty Trust, 2.70% due 9/15/2030	4,130,000	4,205,579
[c]	SBA Tower Trust, 2.836% due 1/15/2050	12,525,000	13,159,015
[b,c]	Scentre Group Trust 1 / Scentre Group Trust 2, 4.375% due 5/28/2030	3,809,000	4,263,376
	Service Properties Trust,
	4.35% due 10/1/2024	10,161,000	9,183,410
	4.65% due 3/15/2024	4,233,000	3,951,336
	5.25% due 2/15/2026	4,020,000	3,702,058
			60,756,402
	Retailing — 0.6%
	Internet & Direct Marketing Retail — 0.1%
	Booking Holdings, Inc., 4.625% due 4/13/2030	7,323,000	8,769,952
	Multiline Retail — 0.2%
	Family Dollar Stores, Inc., 5.00% due 2/1/2021	18,475,000	18,732,911
	Specialty Retail — 0.3%
	Advance Auto Parts, Inc.,
	1.75% due 10/1/2027	4,763,000	4,747,091
See notes to financial statements.	Thornburg Fixed Income Funds Annual Report | 31

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2020
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	3.90% due 4/15/2030	$ 15,465,000	$ 17,388,537
	AutoNation, Inc., 4.75% due 6/1/2030	2,090,000	2,462,940
			52,101,431
	Semiconductors & Semiconductor Equipment — 0.9%
	Semiconductors & Semiconductor Equipment — 0.9%
	Broadcom, Inc.,
	3.459% due 9/15/2026	3,127,000	3,424,472
	4.11% due 9/15/2028	15,820,000	17,681,540
	4.15% due 11/15/2030	2,980,000	3,345,437
	4.75% due 4/15/2029	8,775,000	10,195,585
	5.00% due 4/15/2030	2,607,000	3,075,269
	Micron Technology, Inc.,
	4.663% due 2/15/2030	11,731,000	13,809,381
	5.327% due 2/6/2029	7,690,000	9,239,535
	Xilinx, Inc., 2.375% due 6/1/2030	13,277,000	13,963,952
			74,735,171
	Software & Services — 1.7%
	Information Technology Services — 0.5%
[c]	Leidos, Inc., 4.375% due 5/15/2030	3,444,000	4,029,652
	Moody’s Corp., 3.75% due 3/24/2025	19,940,000	22,466,996
	Total System Services, Inc.,
	3.80% due 4/1/2021	3,000,000	3,039,480
	4.00% due 6/1/2023	3,835,000	4,159,058
	Western Union Co., 2.85% due 1/10/2025	7,256,000	7,653,048
	Interactive Media & Services — 0.1%
[b]	Baidu, Inc., 4.375% due 5/14/2024	6,376,000	7,006,587
	Internet Software & Services — 0.3%
[b,c]	Tencent Holdings Ltd., 2.39% due 6/3/2030	24,650,000	25,093,207
	Software — 0.8%
	Citrix Systems, Inc., 4.50% due 12/1/2027	20,303,000	23,237,596
[c]	Infor, Inc., 1.75% due 7/15/2025	12,382,000	12,744,421
	ServiceNow, Inc., 1.40% due 9/1/2030	9,700,000	9,445,084
	VMware, Inc., 4.50% due 5/15/2025	22,691,000	25,669,647
			144,544,776
	Technology Hardware & Equipment — 1.8%
	Communications Equipment — 0.4%
	Motorola Solutions, Inc., 2.30% due 11/15/2030	9,474,000	9,425,020
[b]	Telefonaktiebolaget LM Ericsson, 4.125% due 5/15/2022	21,215,000	22,054,265
[b,c]	Xiaomi Best Time International Ltd., 3.375% due 4/29/2030	6,300,000	6,595,218
	Electronic Equipment, Instruments & Components — 0.8%
[b]	Allegion plc, 3.50% due 10/1/2029	9,280,000	10,149,629
[b]	Flex Ltd., 4.875% due 5/12/2030	30,681,000	34,957,625
	Ingram Micro, Inc., 5.45% due 12/15/2024	5,596,000	5,971,603
	Trimble, Inc., 4.75% due 12/1/2024	17,000,000	18,813,560
	Technology Hardware, Storage & Peripherals — 0.6%
[c]	Dell International, LLC / EMC Corp., 5.85% due 7/15/2025	3,815,000	4,449,244
	Hewlett Packard Enterprise Co., 4.65% due 10/1/2024	7,560,000	8,530,704
	HP, Inc., 3.00% due 6/17/2027	22,397,000	24,175,769
	NetApp, Inc., 2.375% due 6/22/2027	10,375,000	10,832,849
			155,955,486
	Telecommunication Services — 0.7%
	Diversified Telecommunication Services — 0.1%
	AT&T, Inc.,
	1.65% due 2/1/2028	2,905,000	2,906,482
	2.30% due 6/1/2027	4,880,000	5,120,438
	3.80% due 2/15/2027	890,000	1,003,252
	Qwest Corp., 6.75% due 12/1/2021	3,000,000	3,162,660
	Wireless Telecommunication Services — 0.6%
32 | Thornburg Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2020
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Sprint Communications, Inc., 9.25% due 4/15/2022	$ 44,854,000	$ 50,015,798
			62,208,630
	Transportation — 0.4%
	Air Freight & Logistics — 0.1%
	TTX Co.,
[c]	4.15% due 1/15/2024	6,000,000	6,584,520
[c]	5.453% due 1/2/2022	943,275	966,677
	Airlines — 0.3%
	American Airlines Pass Through Trust, Series 2013-2 Class A, 4.95% due 1/15/2023	3,344,598	2,849,062
	US Airways Pass Through Trust,
	Series 2010-1 Class A, 6.25% due 10/22/2024	3,147,703	2,819,398
	Series 2013-1 Class B, 5.375% due 5/15/2023	19,513,846	15,905,541
	Diversified Consumer Services — 0.0%
	University of Chicago, Series 12-B, 3.065% due 10/1/2024	700,000	715,267
			29,840,465
	Utilities — 5.8%
	Electric Utilities — 5.2%
	AEP Texas, Inc., 2.10% due 7/1/2030	19,455,000	19,953,243
[c]	Alliant Energy Finance, LLC, 3.75% due 6/15/2023	9,673,000	10,381,644
	Ameren Corp., 3.50% due 1/15/2031	4,605,000	5,262,824
	American Electric Power Co., Inc., 2.30% due 3/1/2030	9,805,000	10,107,484
	Appalachian Power Co., 3.40% due 6/1/2025	7,000,000	7,672,140
	Avangrid, Inc.,
	3.15% due 12/1/2024	8,870,000	9,670,517
	3.20% due 4/15/2025	9,395,000	10,338,822
	Black Hills Corp., 2.50% due 6/15/2030	5,490,000	5,683,577
	CenterPoint Energy, Inc., 3.60% due 11/1/2021	8,901,000	9,190,906
	Consolidated Edison Co. of New York, Inc.,
	Series 20A, 3.35% due 4/1/2030	6,835,000	7,872,075
[a]	Series C, 0.625% (LIBOR 3 Month + 0.40%) due 6/25/2021	12,575,000	12,603,168
	Dominion Energy, Inc.,
	3.375% due 4/1/2030	2,948,000	3,321,482
	Series B, 3.60% due 3/15/2027	29,576,000	33,643,587
	Edison International, 2.40% due 9/15/2022	4,900,000	4,971,687
[b,c]	Enel Finance International N.V., 4.625% due 9/14/2025	18,443,000	21,326,932
	Entergy Arkansas, LLC, 4.00% due 6/1/2028	3,965,000	4,666,091
	Entergy Louisiana, LLC, 4.80% due 5/1/2021	4,300,000	4,361,748
	Entergy Mississippi, Inc., 3.25% due 12/1/2027	4,727,000	5,179,516
	Entergy Texas, Inc., 3.45% due 12/1/2027	12,000,000	13,073,880
	Eversource Energy,
	1.65% due 8/15/2030	6,560,000	6,530,021
	3.80% due 12/1/2023	12,395,000	13,596,695
	Exelon Corp., 4.05% due 4/15/2030	9,640,000	11,275,812
	Interstate Power and Light Co., 2.30% due 6/1/2030	1,860,000	1,963,118
[c]	ITC Holdings Corp., 2.95% due 5/14/2030	14,800,000	15,917,696
[c]	Jersey Central Power & Light Co., 4.30% due 1/15/2026	7,094,000	8,112,627
[c]	Liberty Utilities Finance GP 1, 2.05% due 9/15/2030	14,660,000	14,471,472
[c]	Midland Cogeneration Venture L.P., 6.00% due 3/15/2025	2,371,465	2,448,135
[c]	Narragansett Electric Co., 3.395% due 4/9/2030	6,905,000	7,869,421
[c]	Niagara Mohawk Power Corp., 1.96% due 6/27/2030	9,775,000	10,061,310
	Northern States Power Co., 3.30% due 6/15/2024	10,000,000	10,738,600
	Oklahoma Gas & Electric Co., 3.25% due 4/1/2030	14,795,000	16,534,300
	Pacific Gas and Electric Co., 1.75% due 6/16/2022	19,135,000	19,149,351
	PacifiCorp, 3.50% due 6/15/2029	2,963,000	3,436,636
	PNM Resources, Inc., 3.25% due 3/9/2021	7,784,000	7,871,570
	PPL Capital Funding, Inc., 4.125% due 4/15/2030	24,434,000	28,807,686
	Public Service Co. of New Mexico, 5.35% due 10/1/2021	3,000,000	3,098,250
[c]	Puget Energy, Inc., 4.10% due 6/15/2030	4,742,000	5,288,516
	San Diego Gas & Electric Co., 3.60% due 9/1/2023	4,212,000	4,529,627
	Southern Co., Series A, 3.70% due 4/30/2030	4,889,000	5,577,029
[a,c]	Southern Power Co., 0.777% (LIBOR 3 Month + 0.55%) due 12/20/2020	1,875,000	1,875,900
See notes to financial statements.	Thornburg Fixed Income Funds Annual Report | 33

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2020
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
[b,c,h]	Three Gorges Finance I Cayman Islands Ltd., 1.30% due 9/22/2025	$ 19,700,000	$ 19,537,869
[b,c]	Transelec S.A., 4.25% due 1/14/2025	6,000,000	6,515,160
	UIL Holdings Corp., 4.625% due 10/1/2020	13,335,000	13,335,000
	Gas Utilities — 0.6%
	Dominion Energy Gas Holdings, LLC, 2.80% due 11/15/2020	5,225,000	5,230,957
	NiSource, Inc., 0.95% due 8/15/2025	14,735,000	14,715,108
	Southern Co. Gas Capital Corp.,
	1.75% due 1/15/2031	19,569,000	19,371,744
	3.50% due 9/15/2021	9,925,000	10,136,601
	Southwest Gas Corp., 2.20% due 6/15/2030	4,810,000	5,029,096
			492,306,630
	Total Corporate Bonds (Cost $2,712,940,933)		2,845,878,073
	Convertible Bonds — 0.1%
	Diversified Financials — 0.1%
	Capital Markets — 0.1%
	Ares Capital Corp., 4.625% due 3/1/2024	4,936,000	5,115,029
			5,115,029
	Total Convertible Bonds (Cost $4,660,732)		5,115,029
	Loan Participations — 0.0%
	Media & Entertainment — 0.0%
	Media — 0.0%
[i]	Lamar Media Corp., 1.659% (LIBOR 1 Month + 1.50%) due 2/5/2027	4,750,000	4,641,130
			4,641,130
	Total Loan Participations (Cost $4,092,678)		4,641,130
	Municipal Bonds — 0.8%
	Colorado Educational & Cultural Facilities Authority,
	Series B Class B,
	2.244% due 3/1/2021	450,000	453,029
	2.474% due 3/1/2022	600,000	615,048
	2.691% due 3/1/2023	580,000	606,077
	Fort Collins Electric Utility Enterprise Revenue ETM, Series B-Qualified Energy Class B, 4.92% due 12/1/2020	1,130,000	1,138,068
	Municipal Improvement Corp. of Los Angeles (Build America-BDS-Recovery Zone), Series B Class B, 6.165% due 11/1/2020	6,125,000	6,154,216
	New Jersey Transportation Trust Fund Authority,
	2.551% due 6/15/2023	1,170,000	1,182,484
	2.631% due 6/15/2024	860,000	868,067
	New York City Transitional Finance Authority Future Tax Secured Revenue (Build America Bonds), 4.075% due 11/1/2020	2,500,000	2,506,750
	New York State Urban Development Corp., Series D-1, 2.55% due 3/15/2022	29,675,000	30,571,482
	Orleans Parish Parishwide School District (Insured: AGM) GO, Series B Class B, 4.40% due 2/1/2021	10,000,000	10,092,400
	Redlands Redevelopment Agency Successor Agency (Insured: AMBAC) ETM, Series A Class A, 5.818% due 8/1/2022	555,000	596,103
	Rutgers The State University of New Jersey, Series K Class K, 3.028% due 5/1/2021	1,500,000	1,522,275
	State of Connecticut GO,
	Series A,
	3.471% due 9/15/2022	4,695,000	4,959,892
	4.00% due 9/15/2021	3,980,000	4,114,086
	Total Municipal Bonds (Cost $63,850,259)		65,379,977
	Short-Term Investments — 10.6%
[j]	Thornburg Capital Management Fund	90,281,741	902,817,411
	Total Short-Term Investments (Cost $902,817,411)		902,817,411
	Total Investments — 99.1% (Cost $8,149,057,055)		$8,422,838,192
	Other Assets Less Liabilities — 0.9%		73,944,334
34 | Thornburg Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2020
Issuer-Description	PRINCIPAL AMOUNT	VALUE
Net Assets — 100.0%		$8,496,782,526

Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on September 30, 2020.
b	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2020, the aggregate value of these securities in the Fund’s portfolio was $3,203,384,553, representing 37.70% of the Fund’s net assets.
d	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
e	When-issued security.
f	Bond in default.
g	Non-income producing.
h	Segregated as collateral for a when-issued security.
i	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at September 30, 2020.
j	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
CMO	Collateralized Mortgage Obligation
ETM	Escrowed to Maturity
GO	General Obligation
H15T1Y	US Treasury Yield Curve Rate T-Note Constant Maturity 1 Year
LIBOR	London Interbank Offered Rates
Mtg	Mortgage
MTN	Medium-Term Note
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
SPV	Special Purpose Vehicle
UMBS	Uniform Mortgage Backed Securities
VA	Veterans Affairs
See notes to financial statements.	Thornburg Fixed Income Funds Annual Report | 35

Schedule of Investments
Thornburg Ultra Short Income Fund  |  September 30, 2020
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	U.S. Treasury Securities — 0.9%
	United States Treasury Notes Inflationary Index, 0.125% due 4/15/2022	$319,566	$ 325,104
	Total U.S. Treasury Securities (Cost $319,858)		325,104
	U.S. Government Agencies — 0.4%
	Export Leasing (2009), LLC (Guaranty: Export-Import Bank of the United States), 1.859% due 8/28/2021	12,272	12,327
	Petroleos Mexicanos (Guaranty: Export-Import Bank of the United States),
[a,b]	0.625% (LIBOR 3 Month + 0.35%) due 4/15/2025	47,500	46,243
[b]	1.70% due 12/20/2022	25,000	24,998
	Small Business Administration Participation Certificates,
	Series 2005-20K Class 1, 5.36% due 11/1/2025	13,180	14,089
	Series 2009-20E Class 1, 4.43% due 5/1/2029	42,205	45,572
	Total U.S. Government Agencies (Cost $140,555)		143,229
	Mortgage Backed — 8.6%
	Angel Oak Mortgage Trust, LLC, Whole Loan Securities Trust CMO,
[a,c]	Series 2017-1 Class A2, 3.085% due 1/25/2047	2,635	2,635
[a,c]	Series 2017-1 Class A3, 3.644% due 1/25/2047	5,060	5,059
[a,c]	Series 2017-3 Class A1, 2.708% due 11/25/2047	4,701	4,707
[a,c]	Series 2017-3 Class M1, 3.90% due 11/25/2047	200,000	196,110
[a,c]	Series 2018-1 Class A1, 3.258% due 4/27/2048	22,168	22,276
[a,c]	Series 2018-2 Class A1, 3.674% due 7/27/2048	38,660	39,273
	Arroyo Mortgage Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2018-1 Class A1, 3.763% due 4/25/2048	51,641	52,659
[a,c]	Series 2019-1 Class A1, 3.805% due 1/25/2049	65,041	67,102
[a,c]	Series 2019-3 Class A1, 2.962% due 10/25/2048	71,998	73,902
[c]	Bravo Residential Funding Trust, Whole Loan Securities Trust CMO, Series 2019-1 Class A1C, 3.50% due 3/25/2058	62,959	65,007
	COMM Mortgage Trust, Series 2016-DC2 Class A1, 1.82% due 2/10/2049	12,403	12,420
[a,c]	Credit Suisse Mortgage Trust, Whole Loan Securities Trust CMO, Series 2017-HL2 Class A3, 3.50% due 10/25/2047	41,246	41,566
[a,c]	DBUBS Mortgage Trust, Series 2011-LC2A Class A1FL, 1.501% (LIBOR 1 Month + 1.35%) due 7/12/2044	3,943	3,942
	Federal Home Loan Mtg Corp., Multi-Family Structured Pass Through,
	Pool G15523, 2.50% due 8/1/2025	50,639	52,880
	Series K020 Class A1, 1.573% due 1/25/2022	38,375	38,406
	Series K036 Class A1, 2.777% due 4/25/2023	100,088	102,800
	Series K717 Class A2, 2.991% due 9/25/2021	98,538	99,564
[a]	Federal Home Loan Mtg Corp., REMIC, Series 3877 Class FA, 0.502% (LIBOR 1 Month + 0.35%) due 11/15/2040	71,013	71,208
	Federal Home Loan Mtg Corp., Seasoned Credit Risk Transfer, Whole Loan Securities Trust CMO,
[a]	Series 2017-3 Class HA, 3.25% due 7/25/2056	51,127	54,737
[a]	Series 2018-1 Class HA, 3.00% due 5/25/2057	35,729	37,981
[a]	Series 2018-2 Class HA, 3.00% due 11/25/2057	147,686	156,235
	Federal Home Loan Mtg Corp., Whole Loan Securities Trust CMO, Series 2017-SC02 Class 2A1, 3.50% due 5/25/2047	5,167	5,197
	Federal National Mtg Assoc.,
	Pool AS7323, 2.50% due 6/1/2031	240,399	255,238
	Pool AS8538, 2.50% due 12/1/2026	132,118	137,970
	Pool FM1126, 3.00% due 3/1/2033	48,743	51,760
	Pool MA3557, 4.00% due 1/1/2029	99,744	106,105
[a,c]	Flagstar Mortgage Trust, Whole Loan Securities Trust CMO, Series 2017-1 Class 2A2, 3.00% due 3/25/2047	48,660	49,703
[a,c]	FWD Securitization Trust, Whole Loan Securities Trust CMO, Series 2019-INV1 Class A1, 2.81% due 6/25/2049	76,009	77,771
[a,c]	GCAT LLC, Whole Loan Securities Trust CMO, Series 2019-NQM1 Class A1, 2.985% due 2/25/2059	66,465	67,496
[a,c]	GCAT Trust, Whole Loan Securities Trust CMO, Series 2019-NQM2 Class A1, 2.855% due 9/25/2059	73,954	75,339
	Government National Mtg Assoc., Series 2013-55 Class AB, 1.579% due 12/16/2042	98,207	98,773
	Homeward Opportunities Fund I Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2018-1 Class A1, 3.766% due 6/25/2048	41,632	41,775
[a,c]	Series 2019-1 Class A1, 3.454% due 1/25/2059	53,591	54,497
	JPMorgan Mortgage Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2017-2 Class A6, 3.00% due 5/25/2047	16,521	16,715
[a,c]	Series 2017-6 Class A5, 3.50% due 12/25/2048	27,723	27,976
[a,c]	Metlife Securitization Trust, Whole Loan Securities Trust CMO, Series 2019-1A Class A1A, 3.75% due 4/25/2058	221,320	237,308
	New Residential Mortgage Loan Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2017-5A Class A1, 1.648% (LIBOR 1 Month + 1.50%) due 6/25/2057	37,780	37,801
[a,c]	Series 2018-NQM1 Class A1, 3.986% due 11/25/2048	50,847	52,143
[a,c]	SG Residential Mortgage Trust, Whole Loan Securities Trust CMO, Series 2019-3 Class A1, 2.703% due 9/25/2059	87,987	88,968
36 | Thornburg Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Ultra Short Income Fund  |  September 30, 2020
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Verus Securitization Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2018-2 Class A1, 3.677% due 6/1/2058	$ 38,450	$ 38,985
[a,c]	Series 2018-3 Class A1, 4.108% due 10/25/2058	124,456	127,504
[a,c]	Series 2019-3 Class A1, 2.784% due 7/25/2059	96,288	98,185
[a,c]	WF-RBS Commercial Mortgage Trust, Series 2011-C2 Class A4, 4.869% due 2/15/2044	198,769	199,750
	Total Mortgage Backed (Cost $3,046,955)		3,147,428
	Asset Backed Securities — 51.9%
	Auto Receivables — 17.2%
	ACC Trust,
[c]	Series 2019-2 Class A, 2.82% due 2/21/2023	52,162	52,483
[c]	Series 2020-A Class A, 6.00% due 3/20/2023	187,307	192,619
	Ally Auto Receivables Trust, Series 2018-2 Class A3, 2.92% due 11/15/2022	70,065	70,785
[c]	American Credit Acceptance Receivables Trust, Series 2020-1 Class A, 1.89% due 4/13/2023	65,428	65,795
[c]	Arivo Acceptance Auto Loan Receivables Trust, Series 2019-1 Class A, 2.99% due 7/15/2024	191,114	194,333
[c]	Avid Automobile Receivables Trust, Series 2019-1 Class A, 2.62% due 2/15/2024	206,121	208,736
[c]	Bank of The West Auto Trust, Series 2019-1 Class A2, 2.40% due 10/17/2022	75,785	76,158
	CarMax Auto Owner Trust,
	Series 2016-3 Class A4, 1.60% due 1/18/2022	56,327	56,351
	Series 2018-3 Class A3, 3.13% due 6/15/2023	203,974	207,661
	CarNow Auto Receivables Trust,
[c]	Series 2017-1A Class B, 4.35% due 9/15/2022	25,052	25,076
[c]	Series 2019-1A Class A, 2.72% due 11/15/2022	37,570	37,791
[c]	Series 2020-1A Class A, 1.76% due 2/15/2023	270,475	271,221
[c]	Carvana Auto Receivables Trust, Series 2020-N1A Class A, 1.53% due 1/16/2024	134,620	135,475
[c]	CIG Auto Receivables Trust, Series 2020-1A Class A, 0.68% due 10/12/2023	175,000	175,002
	CPS Auto Receivables Trust,
[c]	Series 2019-A Class B, 3.58% due 12/16/2024	99,385	100,357
[c]	Series 2019-D Class A, 2.17% due 12/15/2022	39,486	39,688
[c]	Series 2020-A Class A, 2.09% due 5/15/2023	194,763	196,276
	Drive Auto Receivables Trust, 3.66% due 11/15/2024	84,688	85,718
[c]	DT Auto Owner Trust, Series 2016-4A Class D, 3.77% due 10/17/2022	3,024	3,027
[c]	Exeter Automobile Receivables Trust, Series 2020-1A Class A, 2.05% due 6/15/2023	121,618	122,404
[c]	FHF Trust, Series 2020-1A Class A, 2.59% due 12/15/2023	195,813	196,640
	Flagship Credit Auto Trust,
[c]	Series 2017-1 Class C, 3.22% due 5/15/2023	148,306	149,204
[c]	Series 2018-4 Class A, 3.41% due 5/15/2023	127,523	128,884
	Foursight Capital Automobile Receivables Trust,
[c]	Series 2017-1 Class B, 3.05% due 12/15/2022	75,847	76,396
[c]	Series 2019-1 Class A2, 2.58% due 3/15/2023	38,993	39,241
	GLS Auto Receivables Issuer Trust,
[c]	Series 2019-4A Class A, 2.47% due 11/15/2023	32,729	33,114
[c]	Series 2020-1A Class A, 2.17% due 2/15/2024	190,942	194,220
[c]	Series 2020-3A Class A, 0.69% due 10/16/2023	66,214	66,270
	GLS Auto Receivables Trust,
[c]	Series 2018-3A Class A, 3.35% due 8/15/2022	5,812	5,827
[c]	Series 2019-1A Class A, 3.37% due 1/17/2023	8,826	8,887
	GM Financial Automobile Leasing Trust,
	Series 2019-1 Class A3, 2.98% due 12/20/2021	208,053	209,477
	Series 2019-1 Class A4, 3.08% due 12/20/2022	271,000	275,367
	Honda Auto Receivables Owner Trust,
	Series 2017-3 Class A3, 1.79% due 9/20/2021	50,160	50,241
	Series 2018-3 Class A3, 2.95% due 8/22/2022	50,517	51,194
	NextGear Floorplan Master Owner Trust,
[c]	Series 2018-1A Class A2, 3.22% due 2/15/2023	375,000	378,413
[c]	Series 2018-2A Class A2, 3.69% due 10/15/2023	100,000	103,225
	Nissan Auto Receivables Owner Trust, Series 2017-A Class A4, 2.11% due 5/15/2023	37,393	37,606
[b,c]	OSCAR US Funding Trust, Series 2018-1A Class A3, 3.23% due 5/10/2022	88,472	89,102
[b,c]	Oscar US Funding Trust XI, LLC, Series 2019-2A Class A3, 2.59% due 9/11/2023	100,000	102,423
	Santander Drive Auto Receivables Trust,
	Series 2019-3 Class A2A, 2.28% due 2/15/2022	5,624	5,628
	Series 2019-3 Class A3, 2.16% due 11/15/2022	25,000	25,113
See notes to financial statements.	Thornburg Fixed Income Funds Annual Report | 37

Schedule of Investments, Continued
Thornburg Ultra Short Income Fund  |  September 30, 2020
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
[c]	Skopos Auto Receivables Trust, Series 2019-1A Class A, 2.90% due 12/15/2022	$154,513	$ 155,571
[c]	TCF Auto Receivables Owner Trust, Series 2016-PT1A Class B, 2.92% due 10/17/2022	75,000	75,509
	Tesla Auto Lease Trust,
[c]	Series 2019-A Class A2, 2.13% due 4/20/2022	81,858	82,686
[c]	Series 2020-A Class A2, 0.55% due 5/22/2023	250,000	250,189
[c]	U.S. Auto Funding, LLC, Series 2019-1A Class A, 3.61% due 4/15/2022	14,370	14,401
	United Auto Credit Securitization Trust,
[c]	Series 2018-2 Class D, 4.26% due 5/10/2023	234,517	236,703
[c]	Series 2020-1 Class A, 0.85% due 5/10/2022	245,060	245,412
[c]	USASF Receivables, LLC, Series 2020-1A Class A, 2.47% due 8/15/2023	169,661	171,266
[a,c]	Volvo Financial Equipment Master Owner Trust, Series 2017-A Class A, 0.652% (LIBOR 1 Month + 0.50%) due 11/15/2022	100,000	100,026
	World Omni Automobile Lease Securitization Trust,
	Series 2018-A Class B, 3.06% due 5/15/2023	210,000	210,362
	Series 2018-B Class B, 3.43% due 3/15/2024	175,000	178,392
			6,263,945
	Credit Card — 3.7%
[a]	Barclays Dryrock Issuance Trust, Series 2018-1 Class A, 0.482% (LIBOR 1 Month + 0.33%) due 7/15/2024	250,000	250,436
[c]	Fair Square Issuance Trust, Series 2020-AA Class A, 2.90% due 9/20/2024	220,000	220,013
[c]	Fortiva Retail Credit Master Note Business Trust, Series 2018-1 Class A, 5.54% due 11/15/2023	200,000	200,604
	Genesis Private Label Amortizing Trust,
[c]	Series 2020-1 Class A, 2.08% due 7/20/2030	66,476	66,557
[c]	Series 2020-1 Class B, 2.83% due 7/20/2030	100,000	100,480
[c]	Genesis Sales Finance Master Trust, Series 2019-AA Class A, 4.68% due 8/20/2023	200,000	201,040
	World Financial Network Credit Card Master Trust, Series 2018-A Class A, 3.07% due 12/16/2024	295,000	297,450
			1,336,580
	Other Asset Backed — 24.8%
	Freed ABS Trust,
[c]	Series 2020-FP1 Class A, 2.52% due 3/18/2027	154,532	155,469
[c]	Series 2019-1 Class A, 3.42% due 6/18/2026	1,758	1,761
[c]	Series 2019-1 Class B, 3.87% due 6/18/2026	100,000	100,656
[c]	Series 2019-2 Class A, 2.62% due 11/18/2026	73,379	73,778
[c]	Series 2020-2CP Class A, 4.52% due 6/18/2027	107,541	108,842
[c]	Series 2020-3FP Class A, 2.40% due 9/20/2027	128,469	129,065
[c]	Amur Equipment Finance Receivables VIII, LLC, Series 2020-1A Class A2, 1.68% due 8/20/2025	100,000	100,173
[c]	Aqua Finance Trust, Series 2019-A Class A, 3.14% due 7/16/2040	69,211	70,840
[c]	Avant Loans Funding Trust, Series 2019-A Class A, 3.48% due 7/15/2022	6,535	6,540
[c]	AXIS Equipment Finance Receivables VI, LLC, Series 2018-2A Class A2, 3.89% due 7/20/2022	87,288	88,949
[c]	AXIS Equipment Finance Receivables VII, LLC, Series 2019-1A Class A2, 2.63% due 6/20/2024	87,298	88,430
[a,c]	Bayview Opportunity Master Fund, Series 2017-RT3 Class A, 3.50% due 1/28/2058	50,442	50,956
[a,c]	Bayview Opportunity Master Fund IV Trust, Series 2017-RT1 Class A1, 3.00% due 3/28/2057	79,333	81,353
[c]	BCC Funding Corp. XVI, LLC, Series 2019-1A Class A2, 2.46% due 8/20/2024	157,590	158,665
[c]	BCC Funding XIV, LLC, Series 2018-1A Class A2, 2.96% due 6/20/2023	11,877	11,902
[c]	BRE Grand Islander Timeshare Issuer, LLC, Series 2017-1A Class A, 2.94% due 5/25/2029	36,459	37,048
	Conn’s Receivables Funding, LLC,
[c]	Series 2019-A Class A, 3.40% due 10/16/2023	159,962	160,504
[c]	Series 2019-B Class A, 2.66% due 6/17/2024	55,573	55,532
[c]	Consumer Lending Receivables Trust, Series 2019-A Class A, 3.52% due 4/15/2026	23,085	23,128
[c]	Consumer Loan Underlying Bond CLUB Credit Trust, Series 2020-P1 Class A, 2.26% due 3/15/2028	103,632	104,403
	Consumer Loan Underlying Bond Credit Trust,
[c]	Series 2018-P2 Class A, 3.47% due 10/15/2025	7,593	7,615
[c]	Series 2018-P3 Class A, 3.82% due 1/15/2026	15,554	15,643
	Dell Equipment Finance Trust,
[c]	Series 2018-1 Class B, 3.34% due 6/22/2023	240,000	243,103
[c]	Series 2020-1 Class A1, 1.983% due 5/21/2021	109,250	109,578
[c]	Series 2020-1 Class A2, 2.26% due 6/22/2022	100,000	101,689
[c]	Diamond Resorts Owner Trust, Series 2019-1A Class A, 2.89% due 2/20/2032	131,424	134,746
	DLL, LLC,
[c]	Series 2018-ST2 Class A3, 3.46% due 1/20/2022	93,479	94,301
[c]	Series 2019-MA2 Class A2, 2.27% due 5/20/2022	111,011	111,571
[a,c,d]	Finance of America HECM Buyout, Series 2020-HB1 Class A, 2.012% due 2/25/2030	144,643	145,568
38 | Thornburg Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Ultra Short Income Fund  |  September 30, 2020
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Foundation Finance Trust,
[c]	Series 2016-1A Class A, 3.96% due 6/15/2035	$ 23,338	$ 23,681
[c]	Series 2017-1A Class A, 3.30% due 7/15/2033	27,722	28,195
[c]	Series 2019-1A Class A, 3.86% due 11/15/2034	85,313	87,992
	GreatAmerica Leasing Receivables Funding, LLC,
[c]	Series 2017-1 Class A4, 2.36% due 1/20/2023	56,575	56,748
[c]	Series 2018-1 Class A3, 2.60% due 6/15/2021	18,358	18,399
[c]	Series 2019-1 Class A2, 2.97% due 6/15/2021	28,800	28,875
[c]	Hilton Grand Vacations Trust, Series 2019-AA Class A, 2.34% due 7/25/2033	118,918	121,605
	Lendingpoint Asset Securitization Trust,
[c]	Series 2019-1 Class A, 3.154% due 8/15/2025	5,350	5,348
[c]	Series 2019-2 Class A, 3.071% due 11/10/2025	57,825	57,780
[c]	Series 2020-1 Class A, 2.512% due 2/10/2026	110,482	110,893
	LL ABS Trust,
[c]	Series 2019-1A Class A, 2.87% due 3/15/2027	128,110	128,923
[c]	Series 2020-1A Class A, 2.33% due 1/17/2028	200,000	200,026
[c]	Mariner Finance Issuance Trust, Series 2018-AA Class A, 4.20% due 11/20/2030	300,000	301,501
	Marlette Funding Trust,
[c]	Series 2019-2A Class A, 3.13% due 7/16/2029	97,439	98,439
[c]	Series 2019-4A Class A, 2.39% due 12/17/2029	96,223	97,122
[c]	Series 2020-1A Class B, 2.38% due 3/15/2030	150,000	151,691
[c]	Series 2020-2A Class A, 1.02% due 9/16/2030	93,996	94,134
	MMAF Equipment Finance, LLC,
[c]	Series 2017-AA Class A3, 2.04% due 2/16/2022	11,264	11,274
[c]	Series 2017-AA Class A4, 2.41% due 8/16/2024	650,000	660,625
[c]	Series 2018-A Class A3, 3.20% due 9/12/2022	103,171	104,634
	Nationstar HECM Loan Trust,
[a,c]	Series 2019-1A Class A, 2.651% due 6/25/2029	44,663	44,813
[a,c,d]	Series 2020-1A Class A1, 1.269% due 9/25/2030	100,000	100,000
[c]	New Residential Advance Receivables Trust Advance Receivables Backed, Series 2019-T4 Class AT4, 2.329% due 10/15/2051	300,000	302,148
[c]	Pawnee Equipment Receivables, LLC, Series 2019-1 Class A2, 2.29% due 10/15/2024	155,568	156,879
	PFS Financing Corp.,
[c]	Series 2018-B Class A, 2.89% due 2/15/2023	100,000	100,898
[c]	Series 2018-F Class A, 3.52% due 10/15/2023	100,000	103,001
[a,c]	Series 2019-B Class A, 0.702% (LIBOR 1 Month + 0.55%) due 9/15/2023	250,000	250,391
[c]	Prosper Marketplace Issuance Trust, Series 2019-2A Class A, 3.20% due 9/15/2025	5,414	5,418
	PSNH Funding, LLC 3, Series 2018-1 Class A1, 3.094% due 2/1/2026	59,499	62,145
[c]	Purchasing Power Funding, LLC, Series 2018-A Class A, 3.34% due 8/15/2022	5,889	5,893
[c]	Regional Management Issuance Trust, Series 2018-2 Class A, 4.56% due 1/18/2028	250,000	252,982
	SCF Equipment Leasing, LLC,
[c]	Series 2017-2A Class A, 3.41% due 12/20/2023	27,078	27,196
[c]	Series 2018-1A Class A2, 3.63% due 10/20/2024	25,544	25,840
[c]	Series 2019-1A Class A1, 3.04% due 3/20/2023	55,957	56,102
[c]	Series 2019-2A Class A1, 2.22% due 6/20/2024	93,379	93,839
[c]	Sierra Timeshare Receivables Funding, LLC, Series 2015-3A Class A, 2.58% due 9/20/2032	172,529	172,631
	Small Business Lending Trust,
[c]	Series 2019-A Class A, 2.85% due 7/15/2026	39,424	38,786
[c]	Series 2020-A Class A, 2.62% due 12/15/2026	167,932	166,724
[c]	SoFi Consumer Loan Program Trust, Series 2019-2 Class A, 3.01% due 4/25/2028	47,692	48,260
[c]	SoFi Consumer Loan Program, LLC, Series 2017-4 Class A, 2.50% due 5/26/2026	48,163	48,389
[c]	SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes , Series 2019-T1 Class AT1, 2.24% due 10/15/2051	200,000	200,081
[c]	Tax Ease Funding, LLC, Series 2016-1A Class A, 3.131% due 6/15/2028	27,475	27,533
[c]	Theorem Funding Trust, Series 2020-1A Class A, 2.48% due 10/15/2026	175,000	175,448
	Towd Point Mortgage Trust,
[a,c]	Series 2016-5 Class A1, 2.50% due 10/25/2056	39,344	40,219
[a,c]	Series 2018-2 Class A1, 3.25% due 3/25/2058	65,080	68,127
[a,c]	Series 2018-6 Class A1A, 3.75% due 3/25/2058	205,849	217,924
[a,c]	Series 2019-HY2 Class 1, 1.148% (LIBOR 1 Month + 1.00%) due 5/25/2058	119,299	119,299
[c]	Tricon American Homes Trust, Series 2016-SFR1 Class A, 2.589% due 11/17/2033	93,584	93,689
[c]	Upstart Pass-Through Trust, Series 2020-ST3 Class A, 3.35% due 4/20/2028	86,069	86,981
	Upstart Securitization Trust,
[c]	Series 2019-1 Class B, 4.19% due 4/20/2026	155,690	156,608
[c]	Series 2019-2 Class A, 2.897% due 9/20/2029	85,168	85,849
See notes to financial statements.	Thornburg Fixed Income Funds Annual Report | 39

Schedule of Investments, Continued
Thornburg Ultra Short Income Fund  |  September 30, 2020
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
[c]	Series 2019-2 Class B, 3.734% due 9/20/2029	$150,000	$ 150,922
[c]	Series 2019-3 Class A, 2.684% due 1/21/2030	177,919	179,380
[c]	Series 2019-3 Class B, 3.829% due 1/21/2030	150,000	152,140
[c]	Verizon Owner Trust, Series 2018-1A Class A1A, 2.82% due 9/20/2022	97,724	98,432
	Volvo Financial Equipment, LLC,
[c]	Series 2017-1A Class A4, 2.21% due 11/15/2021	143,809	144,238
[c]	Series 2019-1A Class A2, 2.90% due 11/15/2021	21,158	21,225
			9,040,123
	Student Loan — 6.2%
[a,c]	Earnest Student Loan Program, LLC, Series 2016-B Class A1, 2.198% (LIBOR 1 Month + 2.05%) due 2/26/2035	158,806	159,491
	Navient Private Education Loan Trust,
[a,c]	Series 2014-AA Class A2B, 1.402% (LIBOR 1 Month + 1.25%) due 2/15/2029	412,746	413,781
[a,c]	Series 2017-A Class A2B, 1.052% (LIBOR 1 Month + 0.90%) due 12/16/2058	129,605	129,460
[c]	Navient Private Education Refi Loan Trust, Series 2019-FA Class A1, 2.18% due 8/15/2068	60,723	60,952
	Navient Student Loan Trust,
[a,c]	Series 2016-6A Class A2, 0.898% (LIBOR 1 Month + 0.75%) due 3/25/2066	56,777	56,792
[c]	Series 2018-EA Class A1, 3.43% due 12/15/2059	10,352	10,371
[a,c]	Series 2019-1A Class A1, 0.478% (LIBOR 1 Month + 0.33%) due 12/27/2067	21,438	21,405
[a,c]	Series 2019-D Class A1, 0.552% (LIBOR 1 Month + 0.40%) due 12/15/2059	42,029	42,007
	Nelnet Student Loan Trust,
[a,c]	Series 2012-2A Class A, 0.948% (LIBOR 1 Month + 0.80%) due 12/26/2033	125,245	124,386
[a,c]	Series 2015-3A Class A2, 0.748% (LIBOR 1 Month + 0.60%) due 2/27/2051	49,407	48,817
[a,c]	Series 2016-A Class A1A, 1.898% (LIBOR 1 Month + 1.75%) due 12/26/2040	29,507	29,596
[a,c]	Pennsylvania Higher Education Assistance Agency, Series 2012-1A Class A1, 0.698% (LIBOR 1 Month + 0.55%) due 5/25/2057	22,535	22,003
	SLM Student Loan Trust,
[a]	Series 2006-9 Class A5, 0.345% (LIBOR 3 Month + 0.10%) due 1/26/2026	41,257	41,230
[a]	Series 2011-2 Class A1, 0.748% (LIBOR 1 Month + 0.60%) due 11/25/2027	68,456	68,393
[a]	Series 2013-4 Class A, 0.698% (LIBOR 1 Month + 0.55%) due 6/25/2043	32,880	32,072
[a]	Series 2013-6 Class A3, 0.798% (LIBOR 1 Month + 0.65%) due 6/25/2055	204,725	200,600
	SMB Private Education Loan Trust,
[a,c]	Series 2015-A Class A2B, 1.152% (LIBOR 1 Month + 1.00%) due 6/15/2027	70,247	70,339
[a,c]	Series 2015-B Class A2B, 1.352% (LIBOR 1 Month + 1.20%) due 7/15/2027	78,902	78,950
[a,c]	Series 2016-B Class A2B, 1.602% (LIBOR 1 Month + 1.45%) due 2/17/2032	191,100	191,100
[a,c]	Series 2019-A Class A1, 0.502% (LIBOR 1 Month + 0.35%) due 2/16/2026	37,394	37,385
[a,c]	Series 2019-B Class A1, 0.502% (LIBOR 1 Month + 0.35%) due 7/15/2026	151,916	151,779
[a,c]	Series 2020-A Class A1, 0.452% (LIBOR 1 Month + 0.30%) due 3/15/2027	134,371	134,053
[c]	Sofi Professional Loan Program Trust, Series 2018-D Class A1FX, 3.12% due 2/25/2048	46,583	46,746
[c]	Sofi Professional Loan Program, LLC, Series 2016-B Class A2B, 2.74% due 10/25/2032	34,435	34,948
[a,c]	SoFi Professional Loan Program, LLC, Series 2017-A Class A1, 0.848% (LIBOR 1 Month + 0.70%) due 3/26/2040	39,339	39,251
			2,245,907
	Total Asset Backed Securities (Cost $18,639,427)		18,886,555
	Corporate Bonds — 22.6%
	Automobiles & Components — 2.0%
	Automobiles — 1.4%
[c]	BMW US Capital, LLC, 2.95% due 4/14/2022	130,000	134,783
[a,c]	Daimler Finance North America, LLC, 1.18% (LIBOR 3 Month + 0.90%) due 2/15/2022	150,000	150,447
[c]	Hyundai Capital America, 3.95% due 2/1/2022	70,000	72,605
	Nissan Motor Acceptance Corp.,
[a,c]	0.77% (LIBOR 3 Month + 0.52%) due 3/15/2021	75,000	74,638
[a,c]	0.923% (LIBOR 3 Month + 0.69%) due 9/28/2022	33,000	32,046
[b]	Toyota Motor Corp., 2.157% due 7/2/2022	18,000	18,554
[a]	Toyota Motor Credit Corp., 0.817% (LIBOR 3 Month + 0.54%) due 1/8/2021	50,000	50,067
	Trading Companies & Distributors — 0.6%
[b,c]	Mitsubishi UFJ Lease & Finance Co. Ltd., 3.406% due 2/28/2022	200,000	206,256
			739,396
	Banks — 2.6%
	Banks — 2.6%
[a,b,c]	ABN AMRO Bank N.V., 0.821% (LIBOR 3 Month + 0.57%) due 8/27/2021	200,000	200,830
[b,c]	Mizuho Bank Ltd., 2.70% due 10/20/2020	200,000	200,230
40 | Thornburg Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Ultra Short Income Fund  |  September 30, 2020
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
[a]	PNC Bank NA, 0.581% (LIBOR 3 Month + 0.33%) due 2/24/2023	$250,000	$ 250,230
	Santander Holdings USA, Inc., 4.45% due 12/3/2021	40,000	41,462
	Zions Bancorp N.A., 3.35% due 3/4/2022	250,000	257,265
			950,017
	Commercial & Professional Services — 0.3%
	Professional Services — 0.3%
	Verisk Analytics, Inc., 5.80% due 5/1/2021	100,000	102,970
			102,970
	Consumer Durables & Apparel — 0.6%
	Household Durables — 0.6%
[b,c]	Panasonic Corp., 2.536% due 7/19/2022	200,000	206,004
			206,004
	Diversified Financials — 2.6%
	Consumer Finance — 0.7%
[a,c]	Wells Fargo Bank NA, 1.00% (LIBOR 3 Month + 0.20%) due 5/18/2022	250,000	250,222
	Diversified Financial Services — 1.8%
	Citigroup, Inc.,
[a]	0.953% (SOFR + 0.87%) due 11/4/2022	100,000	100,320
	2.65% due 10/26/2020	100,000	100,161
[a,b]	Deutsche Bank AG, 1.481% (LIBOR 3 Month + 1.23%) due 2/27/2023	100,000	98,396
	Morgan Stanley,
[a]	0.785% (SOFR + 0.70%) due 1/20/2023	125,000	126,878
[a]	0.903% (SOFR + 0.83%) due 6/10/2022	35,000	35,111
[a,b,c]	UBS Group AG, 2.048% (LIBOR 3 Month + 1.78%) due 4/14/2021	200,000	201,732
	Insurance — 0.1%
[a,c]	AIG Global Funding, 0.685% (LIBOR 3 Month + 0.46%) due 6/25/2021	50,000	50,133
			962,953
	Energy — 0.7%
	Oil, Gas & Consumable Fuels — 0.7%
	EQM Midstream Partners L.P., Series 5Y, 4.75% due 7/15/2023	60,000	59,893
	Occidental Petroleum Corp.,
[a]	1.504% (LIBOR 3 Month + 1.25%) due 8/13/2021	20,000	20,000
[a]	1.73% (LIBOR 3 Month + 1.45%) due 8/15/2022	70,000	63,474
[c]	Texas Gas Transmission, LLC, 4.50% due 2/1/2021	129,000	129,338
			272,705
	Food & Staples Retailing — 0.5%
	Food & Staples Retailing — 0.5%
[b,c]	Alimentation Couche-Tard, Inc., 2.70% due 7/26/2022	170,000	175,501
			175,501
	Food, Beverage & Tobacco — 1.9%
	Beverages — 0.7%
	Molson Coors Brewing Co., 2.10% due 7/15/2021	235,000	237,463
	Food Products — 1.2%
[a]	Campbell Soup Co., 0.88% (LIBOR 3 Month + 0.63%) due 3/15/2021	225,000	225,351
[a]	Conagra Brands, Inc., 0.768% (LIBOR 3 Month + 0.50%) due 10/9/2020	100,000	100,009
[a]	General Mills, Inc., 0.811% (LIBOR 3 Month + 0.54%) due 4/16/2021	20,000	20,043
	Mead Johnson Nutrition Co. (Guaranty: Reckitt Benckiser Group plc), 3.00% due 11/15/2020	100,000	100,281
			683,147
	Health Care Equipment & Services — 0.9%
	Health Care Providers & Services — 0.9%
	Anthem, Inc., 2.50% due 11/21/2020	75,000	75,210
	Cigna Corp., 3.40% due 9/17/2021	175,000	180,068
	Express Scripts Holding Co., 2.60% due 11/30/2020	62,000	62,213
			317,491
	Insurance — 2.5%
See notes to financial statements.	Thornburg Fixed Income Funds Annual Report | 41

Schedule of Investments, Continued
Thornburg Ultra Short Income Fund  |  September 30, 2020
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Insurance — 2.5%
[b]	Enstar Group Ltd., 4.50% due 3/10/2022	$ 50,000	$ 51,884
[c]	Guardian Life Global Funding, 3.40% due 4/25/2023	57,000	61,110
	Infinity Property & Casualty Corp., 5.00% due 9/19/2022	100,000	106,523
	Jackson National Life Global Funding,
[a,c]	0.73% (LIBOR 3 Month + 0.48%) due 6/11/2021	100,000	100,243
[c]	2.10% due 10/25/2021	100,000	101,614
[c]	MassMutual Global Funding II, 2.00% due 4/15/2021	200,000	201,872
	Reliance Standard Life Global Funding II,
[c]	2.625% due 7/22/2022	75,000	77,182
[c]	3.85% due 9/19/2023	50,000	53,779
[b]	Willis Towers Watson plc, 5.75% due 3/15/2021	170,000	173,801
			928,008
	Materials — 0.4%
	Chemicals — 0.4%
[a]	Albemarle Corp., 1.33% (LIBOR 3 Month + 1.05%) due 11/15/2022	28,000	27,892
	DuPont de Nemours, Inc., 3.766% due 11/15/2020	101,000	101,413
			129,305
	Media & Entertainment — 0.5%
	Media — 0.5%
[c]	Cox Communications, Inc., 3.25% due 12/15/2022	160,000	168,478
			168,478
	Pharmaceuticals, Biotechnology & Life Sciences — 0.3%
	Pharmaceuticals — 0.3%
[a,b]	AstraZeneca plc, 0.945% (LIBOR 3 Month + 0.67%) due 8/17/2023	65,000	65,437
[b]	Shire Acquisitions Investments Ireland DAC, 2.40% due 9/23/2021	43,000	43,769
			109,206
	Real Estate — 0.3%
	Equity Real Estate Investment Trusts — 0.3%
[c]	SBA Tower Trust, 2.836% due 1/15/2050	100,000	105,062
			105,062
	Telecommunication Services — 1.2%
	Wireless Telecommunication Services — 1.2%
	Sprint Communications, Inc., 9.25% due 4/15/2022	400,000	446,032
			446,032
	Transportation — 0.1%
	Road & Rail — 0.1%
[c]	Penske Truck Leasing Co. L.P. / PTL Finance Corp., 3.65% due 7/29/2021	35,000	35,826
			35,826
	Utilities — 5.2%
	Electric Utilities — 5.2%
[c]	Alliant Energy Finance, LLC, 3.75% due 6/15/2023	42,000	45,077
	CenterPoint Energy, Inc., 3.60% due 11/1/2021	150,000	154,885
[a]	Consolidated Edison Co. of New York, Inc., Series C, 0.625% (LIBOR 3 Month + 0.40%) due 6/25/2021	165,000	165,370
[a]	Dominion Energy, Inc., Series D 0.775% (LIBOR 3 Month + 0.53%) due 9/15/2023	225,000	225,187
[a]	Duke Energy Florida, LLC, Series A, 0.484% (LIBOR 3 Month + 0.25%) due 11/26/2021	165,000	165,176
	Pacific Gas and Electric Co., 1.75% due 6/16/2022	185,000	185,139
	PNM Resources, Inc., 3.25% due 3/9/2021	165,000	166,856
[a]	PPL Electric Utilities Corp., 0.473% (LIBOR 3 Month + 0.25%) due 9/28/2023	200,000	199,512
	Public Service Enterprise Group, 2.65% due 11/15/2022	50,000	52,129
[a,c]	Southern Power Co., 0.777% (LIBOR 3 Month + 0.55%) due 12/20/2020	115,000	115,055
	Tampa Electric Co., 2.60% due 9/15/2022	185,000	190,587
	Virginia Electric & Power Co., 2.95% due 1/15/2022	205,000	210,115
			1,875,088
	Total Corporate Bonds (Cost $8,093,959)		8,207,189
42 | Thornburg Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Ultra Short Income Fund  |  September 30, 2020
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Municipal Bonds — 0.9%
	Colorado Educational & Cultural Facilities Authority,
	Series B Class B,
	2.244% due 3/1/2021	$ 50,000	$ 50,337
	2.474% due 3/1/2022	50,000	51,254
	New Jersey Transportation Trust Fund Authority,
	2.551% due 6/15/2023	30,000	30,320
	2.631% due 6/15/2024	25,000	25,235
	New York State Urban Development Corp., Series D-1, 2.55% due 3/15/2022	120,000	123,625
	State of Connecticut GO,
	Series A,
	3.471% due 9/15/2022	20,000	21,128
	4.00% due 9/15/2021	20,000	20,674
	Total Municipal Bonds (Cost $315,127)		322,573
	Short-Term Investments — 19.3%
[e]	Thornburg Capital Management Fund	700,533	7,005,333
	Total Short-Term Investments (Cost $7,005,333)		7,005,333
	Total Investments — 104.6% (Cost $37,561,214)		$38,037,411
	Liabilities Net of Other Assets — (4.6)%		(1,661,419)
	Net Assets — 100.0%		$36,375,992

Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on September 30, 2020.
b	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2020, the aggregate value of these securities in the Fund’s portfolio was $21,486,551, representing 59.07% of the Fund’s net assets.
d	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
e	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
CMO	Collateralized Mortgage Obligation
GO	General Obligation
LIBOR	London Interbank Offered Rates
Mtg	Mortgage
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
See notes to financial statements.	Thornburg Fixed Income Funds Annual Report | 43

Schedule of Investments
Thornburg Strategic Income Fund  |  September 30, 2020
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Common Stock — 0.1%
	Energy — 0.0%
	Oil, Gas & Consumable Fuels — 0.0%
[a,b]	Malamute Energy, Inc.	847	$ 8,894
			8,894
	Retailing — 0.1%
	Specialty Retail — 0.1%
[a]	RGIS Restructure Equity	91,468	1,143,350
			1,143,350
	Total Common Stock (Cost $2,404,877)		1,152,244
	Preferred Stock — 0.6%
	Banks — 0.4%
	Banks — 0.4%
[c,d]	AgriBank FCB 6.875% (LIBOR 3 Month + 4.23%)	40,000	4,419,000
[c,d]	CoBank ACB Series F, 6.25% (LIBOR 3 Month + 4.56%)	50,000	5,250,000
			9,669,000
	Diversified Financials — 0.1%
	Diversified Financial Services — 0.1%
[c]	Compass Diversified Holdings Series C, 7.875%	71,541	1,737,016
			1,737,016
	Energy — 0.1%
	Oil, Gas & Consumable Fuels — 0.1%
[c]	Crestwood Equity Partners L.P. 9.25%	320,654	1,888,652
			1,888,652
	Total Preferred Stock (Cost $13,217,045)		13,294,668
	Asset Backed Securities — 22.9%
	Auto Receivables — 6.2%
	ACC Trust,
[e]	Series 2019-1 Class C, 6.41%, 2/20/2024	$ 3,500,000	3,434,816
[e]	Series 2019-2 Class B, 3.63%, 8/21/2023	3,400,000	3,426,327
[e]	Series 2019-2 Class C, 5.24%, 10/21/2024	1,900,000	1,863,235
[e]	Series 2020-A Class A, 6.00%, 3/20/2023	5,827,343	5,992,602
[e]	American Credit Acceptance Receivables Trust, Series 2019-2 Class F, 5.81%, 6/12/2026	2,550,000	2,521,995
	Arivo Acceptance Auto Loan Receivables Trust,
[e]	Series 2019-1 Class A, 2.99%, 7/15/2024	1,774,627	1,804,516
[e]	Series 2019-1 Class B, 3.37%, 6/15/2025	2,000,000	2,031,435
[e]	Avid Automobile Receivables Trust, Series 2019-1 Class A, 2.62%, 2/15/2024	1,648,967	1,669,884
	CarNow Auto Receivables Trust,
[e]	Series 2017-1A Class B, 4.35%, 9/15/2022	1,453,029	1,454,411
[e]	Series 2019-1A Class A, 2.72%, 11/15/2022	1,127,085	1,133,734
[e]	Series 2020-1A Class A, 1.76%, 2/15/2023	7,159,638	7,179,393
	Carvana Auto Receivables Trust,
[a,e]	Series 2019-4A Class R, 10/15/2026	8,000	3,700,000
[e]	Series 2020-N1A Class E, 5.20%, 7/15/2027	5,000,000	5,083,603
[e]	CIG Auto Receivables Trust, Series 2019-1A Class D, 4.85%, 5/15/2026	2,000,000	2,040,581
	CPS Auto Receivables Trust,
[e]	Series 2018-B Class E, 5.61%, 12/16/2024	3,500,000	3,669,500
[e]	Series 2018-C Class E, 6.07%, 9/15/2025	2,000,000	2,103,996
[e]	Series 2019-A Class B, 3.58%, 12/16/2024	2,981,562	3,010,718
[e]	Series 2019-B Class E, 5.00%, 3/17/2025	3,320,000	3,441,918
[e]	Series 2020-B Class D, 4.75%, 4/15/2026	1,400,000	1,495,402
[e]	Series 2020-C Class F, 6.67%, 11/15/2027	1,000,000	1,003,211
[a,e]	Credit Suisse ABS Trust, Series 2020-AT1 Class CERT, 6/15/2026	10,000	730,000
[e]	DT Auto Owner Trust, Series 2019-1A Class E, 4.94%, 2/17/2026	3,250,000	3,361,934
44 | Thornburg Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2020
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[e]	FHF Trust, Series 2020-1A Class A, 2.59%, 12/15/2023	$ 5,340,351	$ 5,362,903
[e]	First Investors Auto Owner, Series 2019-1A Class E, 4.53%, 6/16/2025	3,640,000	3,725,731
	Flagship Credit Auto Trust,
[a,e]	Series 2018-4 Class R, 3/16/2026	13,000	2,184,000
[a,e]	Series 2019-1 Class R, 6/15/2026	24,000	4,032,000
[a,e]	Series 2019-2 Class R, 12/15/2026	13,000	3,373,500
[a,e]	Series 2019-3 Class R, 12/15/2026	15,000	4,432,500
	Foursight Capital Automobile Receivables Trust,
[e]	Series 2017-1 Class B, 3.05%, 12/15/2022	227,541	229,189
[e]	Series 2018-1 Class E, 5.56%, 1/16/2024	1,000,000	1,035,834
[e]	Series 2018-2 Class E, 5.50%, 10/15/2024	1,370,000	1,433,948
[e]	Series 2018-2 Class F, 6.48%, 6/15/2026	335,000	337,278
[e]	Series 2019-1 Class F, 5.57%, 11/16/2026	500,000	490,553
[e]	Series 2020-1 Class E, 3.49%, 4/15/2026	1,100,000	1,093,986
	GLS Auto Receivables Issuer Trust,
[e]	Series 2019-4A Class D, 4.09%, 8/17/2026	5,000,000	5,048,249
[e]	Series 2020-2A Class C, 4.57%, 4/15/2026	2,025,000	2,178,672
[e]	Series 2020-3A Class B, 1.38%, 8/15/2024	3,000,000	3,027,615
[e]	Prestige Auto Receivables Trust, Series 2018-1A Class E, 5.03%, 1/15/2026	2,625,000	2,724,486
[a,e]	Santander Consumer Auto Receivables Trust, Series 2020-AA Class R, 1/16/2029	25,000	1,062,500
	Skopos Auto Receivables Trust,
[e]	Series 2019-1A Class A, 2.90%, 12/15/2022	944,243	950,710
[e]	Series 2019-1A Class C, 3.63%, 9/16/2024	2,000,000	2,030,840
[e]	Series 2019-1A Class D, 5.24%, 4/15/2025	2,650,000	2,703,239
[e]	Tesla Auto Lease Trust, Series 2018-B Class E, 7.87%, 6/20/2022	7,825,000	8,182,977
[e]	Tidewater Auto Receivables Trust, Series 2018-AA Class E, 5.48%, 10/15/2026	1,000,000	1,037,989
	U.S. Auto Funding, LLC,
[e]	Series 2019-1A Class A, 3.61%, 4/15/2022	718,518	720,029
[e]	Series 2019-1A Class C, 5.34%, 3/15/2023	2,511,000	2,553,110
[e]	United Auto Credit Securitization Trust 2020-1, Series 2020-1 Class F, 9.08%, 1/12/2026	3,205,000	3,391,656
[e]	USASF Receivables, LLC, Series 2020-1A Class A, 2.47%, 8/15/2023	7,998,288	8,073,967
[e]	Westlake Automobile Receivables Trust, Series 2019-3A Class F, 4.72%, 4/15/2026	2,000,000	1,941,025
			135,511,697
	Credit Card — 0.9%
[e]	Fair Square Issuance Trust, Series 2020-AA Class A, 2.90%, 9/20/2024	6,000,000	6,000,364
[e]	Fortiva Retail Credit Master Note Business Trust, Series 2018-1 Class A, 5.54%, 11/15/2023	1,200,000	1,203,626
	Genesis Private Label Amortizing Trust,
[e]	Series 2020-1 Class B, 2.83%, 7/20/2030	2,775,000	2,788,323
[e]	Series 2020-1 Class C, 4.19%, 7/20/2030	1,275,000	1,281,515
[e]	Genesis Sales Finance Master Trust, Series 2019-AA Class A, 4.68%, 8/20/2023	5,550,000	5,578,848
	Perimeter Master Note Business Trust,
[e]	Series 2019-2A Class A, 4.23%, 5/15/2024	2,966,000	2,938,807
[e]	Series 2019-2A Class C, 7.06%, 5/15/2024	650,000	655,580
			20,447,063
	Other Asset Backed — 14.6%
[d,e]	321 Henderson Receivables II, LLC, Series 2006-3A Class A1, 0.352% (LIBOR 1 Month + 0.20%), 9/15/2041	1,475,428	1,394,933
	Freed ABS Trust,
[e]	Series 2020-FP1 Class A, 2.52%, 3/18/2027	4,172,372	4,197,661
[e]	Series 2019-1 Class A, 3.42%, 6/18/2026	70,330	70,445
[e]	Series 2019-1 Class B, 3.87%, 6/18/2026	2,500,000	2,516,411
[e]	Series 2019-2 Class A, 2.62%, 11/18/2026	1,834,468	1,844,454
[e]	Series 2019-2 Class C, 4.86%, 11/18/2026	5,000,000	4,859,647
[e]	Series 2020-2CP Class A, 4.52%, 6/18/2027	2,867,754	2,902,450
[e]	Series 2020-3FP Class A, 2.40%, 9/20/2027	856,456	860,431
[e]	Amur Equipment Finance Receivables VIII, LLC, Series 2020-1A Class E, 7.00%, 1/20/2027	2,425,000	2,377,896
	Aqua Finance Trust,
[e]	Series 2019-A Class C, 4.01%, 7/16/2040	10,400,000	10,477,593
[e]	Series 2020-AA Class A, 1.90%, 7/17/2046	4,000,000	4,014,297
[e]	Series 2020-AA Class C, 3.97%, 7/17/2046	2,000,000	2,016,851
[e]	Series 2020-AA Class D, 7.15%, 7/17/2046	2,550,000	2,606,069
[e]	Avant Loans Funding Trust, Series 2019-A Class A, 3.48%, 7/15/2022	130,695	130,799
[e]	AXIS Equipment Finance Receivables VII, LLC, Series 2019-1A Class A2, 2.63%, 6/20/2024	1,745,960	1,768,594
See notes to financial statements.	Thornburg Fixed Income Funds Annual Report | 45

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2020
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[e]	BCC Funding XIV, LLC, Series 2018-1A Class A2, 2.96%, 6/20/2023	$ 225,656	$ 226,141
[d,e,f]	Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A Class A, 4.213%, 12/16/2041	5,368,854	4,777,016
[e]	CFG Investments Ltd., Series 2019-1 Class A, 5.56%, 8/15/2029	7,300,000	7,365,807
	Conn’s Receivables Funding, LLC,
[e]	Series 2018-A Class B, 4.65%, 1/15/2023	1,460,919	1,460,919
[e]	Series 2019-A Class A, 3.40%, 10/16/2023	592,452	594,460
[e]	Series 2019-A Class B, 4.36%, 10/16/2023	4,262,023	4,279,144
[e]	Series 2019-B Class A, 2.66%, 6/17/2024	1,111,463	1,110,646
[e]	Consumer Lending Receivables Trust, Series 2019-A Class A, 3.52%, 4/15/2026	590,802	591,882
	Consumer Loan Underlying Bond CLUB Credit Trust,
[e]	Series 2019-P2 Class C, 4.41%, 10/15/2026	1,500,000	1,455,446
[e]	Series 2020-P1 Class B, 2.92%, 3/15/2028	1,500,000	1,492,420
	Consumer Loan Underlying Bond Credit Trust,
[e]	Series 2018-P3 Class C, 5.54%, 1/15/2026	5,500,000	5,572,226
[e]	Series 2019-HP1 Class C, 4.70%, 12/15/2026	5,000,000	4,900,729
[a,d,e]	Series 2019-HP1 Class CERT, 12/15/2026	100,000	1,490,000
[e]	Series 2019-P1 Class C, 4.66%, 7/15/2026	4,500,000	4,463,307
[e]	Credit Suisse ABS Trust, Series 2018-LD1 Class D, 6.30%, 7/25/2024	2,177,000	2,180,019
[e]	Dell Equipment Finance Trust, Series 2020-1 Class D, 5.92%, 3/23/2026	3,500,000	3,783,850
	Diamond Resorts Owner Trust,
[e]	Series 2018-1 Class A, 3.70%, 1/21/2031	1,588,869	1,654,853
[e]	Series 2019-1A Class A, 2.89%, 2/20/2032	4,271,266	4,379,258
[e,f]	ECAF I Ltd., Series 2015-1A Class B1, 5.802%, 6/15/2040	5,057,931	3,340,837
[e]	ExteNet, LLC, Series 2019-1A Class A2, 3.204%, 7/26/2049	5,000,000	5,088,607
	Foundation Finance Trust,
[e]	Series 2017-1A Class A, 3.30%, 7/15/2033	1,081,172	1,099,613
[e]	Series 2019-1A Class A, 3.86%, 11/15/2034	5,289,396	5,455,511
[e]	Series 2019-1A Class C, 5.66%, 11/15/2034	575,000	579,573
[e]	Series 2020-1A Class C, 5.75%, 7/16/2040	3,625,000	3,695,809
[e,f]	Global SC Finance II SRL, Series 2014-1A Class A1, 3.19%, 7/17/2029	1,820,833	1,854,310
[e]	HERO Funding Trust, Series 2017-2A Class A1, 3.28%, 9/20/2048	2,008,734	2,077,963
[e]	Hilton Grand Vacations Trust, Series 2019-AA Class A, 2.34%, 7/25/2033	3,052,216	3,121,193
	LendingClub Receivables Trust,
[a,e]	Series 2019-1, 7/17/2045	70,300	1,159,950
[e]	Series 2019-7 Class R1, 1/15/2027	2,267,377	1,133,688
[e]	Series 2019-7 Class R2, 1/15/2027	379,730	189,865
[a,e]	Series 2020-JPSL Class R, 2/15/2025	30,000	1,291,500
	Lendingpoint Asset Securitization Trust,
[e]	Series 2019-1 Class A, 3.154%, 8/15/2025	320,976	320,893
[e]	Series 2019-2 Class A, 3.071%, 11/10/2025	1,829,166	1,827,739
[e]	Series 2020-1 Class A, 2.512%, 2/10/2026	1,767,714	1,774,292
[e]	Series 2020-1 Class B, 3.107%, 2/10/2026	10,450,000	10,387,408
[e]	LL ABS Trust, Series 2019-1A Class A, 2.87%, 3/15/2027	1,576,734	1,586,744
[e]	LL ABS Trust 2020-1, Series 2020-1A 6.54%, 1/17/2028	2,200,000	2,199,125
	Marlette Funding Trust,
[e]	Series 2019-1A Class C, 4.42%, 4/16/2029	3,000,000	3,041,653
[e]	Series 2020-1A Class B, 2.38%, 3/15/2030	1,850,000	1,870,858
[e]	Series 2020-2A Class A, 1.02%, 9/16/2030	2,819,878	2,824,017
[e]	MelTel Land Funding, LLC, Series 2019-1A Class A, 3.768%, 4/15/2049	5,469,149	5,598,125
[e]	Mosaic Solar Loan Trust, Series 2020-1A Class C, 4.47%, 4/20/2046	1,600,000	1,616,358
[a,d,e]	Nationstar HECM Loan Trust, Series 2020-1A Class A1, 1.269%, 9/25/2030	9,000,000	8,999,995
	New Residential Advance Receivables Trust Advance Receivables Backed,
[e]	Series 2019-T4 Class DT4, 2.804%, 10/15/2051	6,860,000	6,862,197
[e]	Series 2019-T5 Class AT5, 2.425%, 10/15/2051	4,000,000	3,983,367
[e]	Series 2019-T5 Class DT5, 2.85%, 10/15/2051	4,500,000	4,483,622
[e]	Series 2020-T1 Class AT1, 1.426%, 8/15/2053	5,000,000	5,001,882
[e]	Series 2020-T1 Class BT1, 1.823%, 8/15/2053	3,000,000	3,013,397
[e]	Series 2020-T1 Class CT1, 2.269%, 8/15/2053	3,400,000	3,415,047
[e]	Series 2020-T1 Class DT1, 3.011%, 8/15/2053	6,575,000	6,612,467
[e]	NMEF Funding LLC, Series 2019-A Class A, 2.73%, 8/17/2026	3,404,844	3,420,025
[a,d,e]	Northwind Holdings, LLC, Series 2007-1A Class A1, 1.026% (LIBOR 3 Month + 0.78%), 12/1/2037	87,500	86,800
[e]	NP SPE II, LLC, Series 2019-2A Class A1, 2.864%, 11/19/2049	8,621,385	8,634,952
	NRZ Advance Receivables Trust 2015-ON1,
46 | Thornburg Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2020
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Series 2020-T2
[e]	2.17%, 9/15/2053	$ 3,000,000	$ 3,006,760
[e]	2.863%, 9/15/2053	5,550,000	5,562,311
	Ocwen Master Advance Receivables Trust,
[e]	Series 2020-T1 Class AT1, 1.278%, 8/15/2052	8,000,000	8,029,358
[e]	Series 2020-T1 Class BT1, 1.774%, 8/15/2052	2,850,000	2,860,258
[e]	Series 2020-T1 Class CT1, 2.32%, 8/15/2052	1,480,000	1,485,481
[e]	Series 2020-T1 Class DT1, 3.061%, 8/15/2052	8,355,000	8,385,050
[e]	Oportun Funding IX, LLC, Series 2018-B Class B, 4.50%, 7/8/2024	550,000	553,310
	Oportun Funding X, LLC,
[e]	Series 2018-C Class A, 4.10%, 10/8/2024	2,690,000	2,733,549
[e]	Series 2018-C Class B, 4.59%, 10/8/2024	1,000,000	1,007,347
[e]	Pawnee Equipment Receivables, LLC, Series 2020-1 Class A, 1.37%, 11/17/2025	4,000,000	3,992,629
[e]	Prosper Marketplace Issuance Trust, Series 2019-2A Class A, 3.20%, 9/15/2025	265,281	265,497
	Prosper Pass-Thru Trust,
[e]	Series 2019-ST1 Class CERT, 7/15/2025	13,363,728	1,392,666
[e]	Series 2019-ST2 Class R1, 11/15/2025	2,408,267	1,232,483
[e]	Series 2019-ST2 Class R2, 11/15/2025	1,204,133	616,241
[e]	Purchasing Power Funding, LLC, Series 2018-A Class A, 3.34%, 8/15/2022	176,671	176,797
[e]	Republic FInance Issuance Trust, Series 2019-A Class C, 5.10%, 11/22/2027	1,800,000	1,585,115
[a,e]	Scala Funding Co., LLC, Series 2016-1 Class B, 5.21%, 2/15/2021	4,000,000	3,964,000
	SCF Equipment Leasing, LLC,
[e]	Series 2017-2A Class A, 3.41%, 12/20/2023	198,028	198,896
[e]	Series 2018-1A Class A2, 3.63%, 10/20/2024	766,329	775,186
[e]	Series 2019-1A Class D, 4.56%, 5/20/2027	3,000,000	2,931,186
[e]	Series 2019-2A Class C, 3.11%, 6/21/2027	7,300,000	7,545,404
[e]	Sierra Timeshare Receivables Funding, LLC, Series 2015-3A Class A, 2.58%, 9/20/2032	1,125,499	1,126,162
	Small Business Lending Trust,
[e]	Series 2019-A Class A, 2.85%, 7/15/2026	985,607	969,642
[e]	Series 2020-A Class A, 2.62%, 12/15/2026	4,947,985	4,912,390
[e]	Sofi Consumer Loan Program, LLC, Series 2017-3 Class A, 2.77%, 5/25/2026	106,436	106,927
[e]	SolarCity LMC Series I, LLC, Series 2013-1 Class A, 4.80%, 11/20/2038	1,844,058	1,803,415
[e]	SolarCity LMC Series II, LLC, Series 2014-1 Class A, 4.59%, 4/20/2044	2,227,992	2,267,428
[e]	SpringCastle America Funding, LLC, Series 2020-AA Class A, 1.97%, 9/25/2037	10,000,000	10,034,104
	SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes,
[e]	Series 2019-T2 Class AT2, 2.32%, 10/15/2052	5,242,000	5,198,358
[e]	Series 2019-T2 Class DT2, 2.77%, 10/15/2052	3,000,000	2,972,058
[e]	Upgrade Receivables Trust, Series 2019-2A Class A, 2.77%, 10/15/2025	1,325,706	1,330,758
[e]	Upstart Pass-Through Trust, Series 2020-ST3 Class A, 3.35%, 4/20/2028	5,164,153	5,218,864
	Upstart Securitization Trust,
[e]	Series 2017-1 Class C, 6.35%, 6/20/2024	2,973,967	2,978,349
[e]	Series 2017-2 Class C, 5.59%, 3/20/2025	4,702,766	4,741,439
[e]	Series 2019-1 Class B, 4.19%, 4/20/2026	2,594,832	2,610,140
[e]	Series 2019-2 Class A, 2.897%, 9/20/2029	2,555,029	2,575,463
[e]	Series 2019-3 Class A, 2.684%, 1/21/2030	2,372,254	2,391,730
			321,002,787
	Rec Vehicle Loan — 0.1%
[e,g]	Octane Receivables Trust, Series 2020-1A Class A, 1.71%, 2/20/2025	3,000,000	3,000,117
			3,000,117
	Student Loan — 1.1%
[e]	Commonbond Student Loan Trust, Series 18-CGS, Class A1, 3.87%, 2/25/2046	1,486,803	1,548,412
	Earnest Student Loan Program, LLC,
[d,e]	Series 2016-B Class A1, 2.198% (LIBOR 1 Month + 2.05%), 2/26/2035	317,613	318,983
[e]	Series 2016-C Class A2, 2.68%, 7/25/2035	582,947	587,538
[d,e]	Navient Private Education Refinance Loan Trust, Series 2019-D Class A2B, 1.202% (LIBOR 1 Month + 1.05%), 12/15/2059	6,000,000	5,972,152
	Nelnet Student Loan Trust,
[d,e]	Series 2015-2A Class A2, 0.748% (LIBOR 1 Month + 0.60%), 9/25/2047	3,187,881	3,123,844
[d,e]	Series 2016-A Class A1A, 1.898% (LIBOR 1 Month + 1.75%), 12/26/2040	885,208	887,880
	SLM Student Loan Trust,
[d]	Series 2008-2 Class A3, 0.995% (LIBOR 3 Month + 0.75%), 4/25/2023	843,636	796,173
[d]	Series 2008-5 Class A4, 1.945% (LIBOR 3 Month + 1.70%), 7/25/2023	1,179,516	1,177,719
[d]	Series 2011-2 Class A2, 1.348% (LIBOR 1 Month + 1.20%), 10/25/2034	5,000,000	5,022,682
See notes to financial statements.	Thornburg Fixed Income Funds Annual Report | 47

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2020
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[d]	Series 2012-1 Class A3, 1.098% (LIBOR 1 Month + 0.95%), 9/25/2028	$ 2,239,469	$ 2,126,331
[d]	Series 2013-6 Class A3, 0.798% (LIBOR 1 Month + 0.65%), 6/25/2055	2,519,686	2,468,921
			24,030,635
	Total Asset Backed Securities (Cost $483,622,269)		503,992,299
	Corporate Bonds — 41.7%
	Automobiles & Components — 1.9%
	Auto Components — 0.3%
[e]	LKQ European Holdings B.V. (EUR), 4.125%, 4/1/2028	2,700,000	3,355,551
[e,f]	Nexteer Automotive Group Ltd., 5.875%, 11/15/2021	2,000,000	1,995,300
	Automobiles — 1.6%
[d,e,f]	BMW Finance N.V., 1.047% (LIBOR 3 Month + 0.79%), 8/12/2022	4,000,000	4,019,960
	Daimler Finance North America, LLC,
[d,e]	1.18% (LIBOR 3 Month + 0.90%), 2/15/2022	5,500,000	5,516,390
[e]	2.125%, 3/10/2025	7,500,000	7,780,125
[e]	3.75%, 11/5/2021	1,505,000	1,555,282
	Hyundai Capital America,
[e]	1.80%, 10/15/2025	1,385,000	1,378,283
[e]	2.375%, 2/10/2023	6,747,000	6,929,641
[e]	3.95%, 2/1/2022	1,202,000	1,246,738
[e]	6.375%, 4/8/2030	985,000	1,262,425
[e,f]	Hyundai Capital Services, Inc., 3.75%, 3/5/2023	971,000	1,028,843
	Nissan Motor Acceptance Corp.,
[d,e]	0.916% (LIBOR 3 Month + 0.65%), 7/13/2022	440,000	429,044
[d,e]	0.923% (LIBOR 3 Month + 0.69%), 9/28/2022	460,000	446,697
	Volkswagen Group of America Finance, LLC,
[e]	2.50%, 9/24/2021	1,425,000	1,451,220
[e]	4.00%, 11/12/2021	2,500,000	2,591,975
			40,987,474
	Banks — 0.7%
	Banks — 0.7%
[e,f]	Banco Nacional de Panama, 2.50%, 8/11/2030	3,500,000	3,439,485
[d]	Capital One NA/Mclean VA, 1.063% (LIBOR 3 Month + 0.82%), 8/8/2022	3,000,000	3,016,800
[d]	Citizens Bank N.A./Providence RI, 1.168% (LIBOR 3 Month + 0.95%), 3/29/2023	4,000,000	4,031,960
[e,f]	Macquarie Bank Ltd., 3.624%, 6/3/2030	2,800,000	2,963,996
	Santander Holdings USA, Inc., 3.45%, 6/2/2025	3,000,000	3,202,800
			16,655,041
	Capital Goods — 2.0%
	Aerospace & Defense — 1.0%
[h]	Boeing Co., 5.15%, 5/1/2030	3,614,000	4,079,917
	BWX Technologies, Inc.,
[e]	4.125%, 6/30/2028	880,000	904,957
[e]	5.375%, 7/15/2026	6,805,000	7,074,750
[e]	Spirit AeroSystems, Inc., 7.50%, 4/15/2025	5,123,000	5,188,216
[e]	TransDigm, Inc., 6.25%, 3/15/2026	4,549,000	4,751,021
	Machinery — 0.9%
[e,f]	ATS Automation Tooling Systems, Inc., 6.50%, 6/15/2023	8,090,000	8,175,673
	Flowserve Corp., 3.50%, 10/1/2030	4,053,000	4,012,632
	Mueller Industries, Inc., 6.00%, 3/1/2027	2,216,000	2,244,409
	Nvent Finance Sarl,
[f]	3.95%, 4/15/2023	2,000,000	2,079,500
[f]	4.55%, 4/15/2028	3,000,000	3,220,800
	Trading Companies & Distributors — 0.1%
[e]	IAA, Inc., 5.50%, 6/15/2027	1,605,000	1,668,606
			43,400,481
	Commercial & Professional Services — 1.8%
	Commercial Services & Supplies — 1.6%
[e]	ACCO Brands Corp., 5.25%, 12/15/2024	1,835,000	1,879,994
48 | Thornburg Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2020
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[e,f]	Cimpress plc, 7.00%, 6/15/2026	$ 9,141,000	$ 8,679,654
[e]	CoStar Group, Inc., 2.80%, 7/15/2030	3,120,000	3,232,102
	Nielsen Finance, LLC / Nielsen Finance Co.,
[e]	5.00%, 4/15/2022	5,075,000	5,081,344
[e]	5.875%, 10/1/2030	2,727,000	2,834,825
	Quanta Services, Inc., 2.90%, 10/1/2030	1,975,000	2,016,692
[e]	ServiceMaster Co., LLC, 5.125%, 11/15/2024	11,329,000	11,589,227
	Professional Services — 0.2%
	Gartner, Inc.,
[e]	3.75%, 10/1/2030	1,815,000	1,838,160
[e]	4.50%, 7/1/2028	1,829,000	1,914,341
			39,066,339
	Consumer Durables & Apparel — 0.9%
	Household Durables — 0.2%
[e]	CD&R Smokey Buyer, Inc., 6.75%, 7/15/2025	875,000	924,105
[e,f]	Panasonic Corp., 2.536%, 7/19/2022	2,790,000	2,873,756
	Leisure Products — 0.3%
	Vista Outdoor, Inc., 5.875%, 10/1/2023	6,117,000	6,136,941
[e]	Winnebago Industries, Inc., 6.25%, 7/15/2028	895,000	941,979
	Textiles, Apparel & Luxury Goods — 0.4%
	Under Armour, Inc., 3.25%, 6/15/2026	5,655,000	5,329,894
[e]	Wolverine World Wide, Inc., 5.00%, 9/1/2026	4,160,000	4,169,526
			20,376,201
	Consumer Services — 1.1%
	Hotels, Restaurants & Leisure — 0.9%
	Hyatt Hotels Corp., 5.75%, 4/23/2030	4,475,000	5,125,217
[e]	Nathan’s Famous, Inc., 6.625%, 11/1/2025	4,670,000	4,761,859
[e]	Sabre GLBL, Inc., 9.25%, 4/15/2025	2,267,000	2,494,357
	SeaWorld Parks & Entertainment, Inc.,
[e]	8.75%, 5/1/2025	2,906,000	3,072,601
[e]	9.50%, 8/1/2025	3,025,000	3,127,548
	Transportation Infrastructure — 0.2%
[e,f]	Adani Ports & Special Economic Zone Ltd., 3.375%, 7/24/2024	5,135,000	5,222,501
			23,804,083
	Diversified Financials — 5.3%
	Capital Markets — 2.2%
	Ares Capital Corp.,
	3.25%, 7/15/2025	5,320,000	5,276,057
	4.20%, 6/10/2024	690,000	717,007
	4.25%, 3/1/2025	350,000	362,481
[e]	Blackstone / GSO Secured Lending Fund, 3.65%, 7/14/2023	4,530,000	4,554,915
[e]	Compass Group Diversified Holdings, LLC, 8.00%, 5/1/2026	4,739,000	4,987,703
[f]	Genpact Luxembourg Sarl, 3.375%, 12/1/2024	6,586,000	6,900,086
[a,e]	JPR Royalty Sub, LLC, 14.00%, 9/1/2020	2,000,000	200,000
	Main Street Capital Corp., 5.20%, 5/1/2024	4,033,000	4,235,698
[e]	Owl Rock Technology Finance Corp., 4.75%, 12/15/2025	4,690,000	4,665,284
	Solar Capital Ltd., 4.50%, 1/20/2023	3,000,000	3,084,990
[e]	StoneX Group, Inc., 8.625%, 6/15/2025	4,579,000	4,948,067
	TPG Specialty Lending, Inc., 3.875%, 11/1/2024	7,310,000	7,432,369
	Consumer Finance — 0.4%
[e]	FirstCash, Inc., 4.625%, 9/1/2028	9,115,000	9,277,247
	Diversified Financial Services — 2.3%
	Antares Holdings L.P.,
[e]	6.00%, 8/15/2023	4,435,000	4,482,410
[e]	8.50%, 5/18/2025	2,750,000	2,887,170
[d,f]	Barclays plc, 1.66% (LIBOR 3 Month + 1.38%), 5/16/2024	2,500,000	2,510,775
[e,f]	BNP Paribas S.A., 3.375%, 1/9/2025	5,000,000	5,417,350
See notes to financial statements.	Thornburg Fixed Income Funds Annual Report | 49

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2020
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Deutsche Bank AG,
[d,f]	1.073% (LIBOR 3 Month + 0.82%), 1/22/2021	$ 1,350,000	$ 1,347,341
[d,f]	1.481% (LIBOR 3 Month + 1.23%), 2/27/2023	2,800,000	2,755,088
[f]	5.00%, 2/14/2022	3,500,000	3,658,550
[d,f]	HSBC Holdings plc, 1.645% (SOFR + 1.54%), 4/18/2026	3,750,000	3,734,812
[d,f]	Mizuho Financial Group, Inc., 0.88% (LIBOR 3 Month + 0.63%), 5/25/2024	4,000,000	3,989,920
[d]	Morgan Stanley, 0.785% (SOFR + 0.70%), 1/20/2023	3,500,000	3,552,570
[d]	Morgan Stanley MTN, 1.671% (LIBOR 3 Month + 1.40%), 4/21/2021	3,000,000	3,020,610
	Natwest Group PLC,
[d,f]	1.75% (LIBOR 3 Month + 1.47%), 5/15/2023	1,398,000	1,404,305
[f]	6.125%, 12/15/2022	2,000,000	2,183,880
	Societe Generale S.A.,
[e,f]	2.625%, 1/22/2025	3,000,000	3,096,510
[e,f]	3.875%, 3/28/2024	2,000,000	2,148,720
[e,f]	4.25%, 9/14/2023	3,000,000	3,246,240
	Insurance — 0.3%
[e]	Global Atlantic Fin Co., 4.40%, 10/15/2029	7,275,000	7,600,993
	Mortgage Real Estate Investment Trusts — 0.1%
	Senior Housing Properties Trust, 4.75%, 2/15/2028	2,485,000	2,193,783
			115,872,931
	Energy — 3.8%
	Energy Equipment & Services — 0.5%
[e]	Enviva Partners L.P. / Enviva Partners Finance Corp., 6.50%, 1/15/2026	6,270,000	6,600,742
[e]	Hanwha Energy USA Holdings Corp., 2.375%, 7/30/2022	1,915,000	1,968,103
	Odebrecht Offshore Drilling Finance Ltd.,
[e,f]	6.72%, 12/1/2022	358,504	320,861
[e,f,i]	7.72%, 12/1/2026 PIK	2,279,074	232,329
[c,e,f]	Odebrecht Oil & Gas Finance Ltd. (Guaranty: Odebrecht Oleo e Gas S.A.), Zero Coupon, 10/30/2020	304,899	857
[b,e,f,j]	Schahin II Finance Co. SPV Ltd., 5.875%, 9/25/2023	10,461,182	674,223
	Oil, Gas & Consumable Fuels — 3.3%
	Boardwalk Pipelines L.P., 4.80%, 5/3/2029	3,920,000	4,266,254
[e]	Citgo Holding, Inc., 9.25%, 8/1/2024	1,572,000	1,497,314
[e]	CITGO Petroleum Corp., 7.00%, 6/15/2025	1,800,000	1,757,196
[e]	Colorado Interstate Gas Co., LLC / Colorado Interstate Issuing Corp., 4.15%, 8/15/2026	725,000	817,597
[d]	Energy Transfer Operating L.P., 3.269% (LIBOR 3 Month + 3.02%), 11/1/2066	1,200,000	599,244
	EQM Midstream Partners L.P., Series 5Y, 4.75%, 7/15/2023	3,475,000	3,468,780
[e]	Florida Gas Transmission Co., LLC, 3.875%, 7/15/2022	4,765,000	4,967,989
	Gray Oak Pipeline, LLC,
[e]	2.00%, 9/15/2023	1,409,000	1,416,059
[e]	3.45%, 10/15/2027	795,000	812,824
	Gulf South Pipeline Co. L.P., 4.00%, 6/15/2022	4,860,000	4,996,323
[e]	Gulfstream Natural Gas System, LLC, 4.60%, 9/15/2025	5,000,000	5,588,000
	HollyFrontier Corp., 2.625%, 10/1/2023	1,304,000	1,306,425
[a,b,e,j]	Linc USA GP / Linc Energy Finance USA, Inc., 9.625%, 10/31/2017	1,021,371	20,427
[e,f]	Lukoil Securities B.V., 3.875%, 5/6/2030	2,500,000	2,642,175
[e]	Midwest Connector Capital Co., LLC, 4.625%, 4/1/2029	5,487,000	5,538,742
	Northern Border Pipeline Co., Series A, 7.50%, 9/15/2021	2,150,000	2,233,141
	Occidental Petroleum Corp.,
[d]	1.504% (LIBOR 3 Month + 1.25%), 8/13/2021	900,000	900,000
[d]	1.73% (LIBOR 3 Month + 1.45%), 8/15/2022	3,500,000	3,173,695
	ONEOK, Inc.,
	3.40%, 9/1/2029	963,000	938,328
	5.85%, 1/15/2026	921,000	1,060,458
	6.35%, 1/15/2031	1,250,000	1,451,775
[e]	Par Petroleum, LLC / Par Petroleum Finance Corp., 7.75%, 12/15/2025	451,000	399,113
	Parkland Fuel Corp.,
[e,f]	5.875%, 7/15/2027	3,726,000	3,922,956
[e,f]	6.00%, 4/1/2026	450,000	471,987
[e,f]	Petroleos Mexicanos, 5.95%, 1/28/2031	8,410,000	7,009,146
	Plains All American Pipeline L.P. / PAA Finance Corp., 3.55%, 12/15/2029	4,106,000	3,969,763
[b,j]	RAAM Global Energy Co., 12.50%, 10/1/2015	2,000,000	2,400
	Summit Midstream Holdings, LLC / Summit Midstream Finance Corp., 5.50%, 8/15/2022	1,210,000	884,704
50 | Thornburg Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2020
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[c,d]	Summit Midstream Partners L.P., Series A, 9.50% (LIBOR 3 Month + 7.43%), 12/15/2022	$ 3,550,000	$ 448,472
	Sunoco L.P. / Sunoco Finance Corp.,
	4.875%, 1/15/2023	1,083,000	1,091,144
	5.50%, 2/15/2026	451,000	451,677
	6.00%, 4/15/2027	1,933,000	1,998,799
	Tennessee Gas Pipeline Co., LLC, 7.00%, 3/15/2027	2,251,000	2,796,282
			82,696,304
	Food & Staples Retailing — 0.5%
	Food & Staples Retailing — 0.5%
[e]	Albertsons Companies, Inc., 3.25%, 3/15/2026	1,910,000	1,895,942
[e]	Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons, LLC, 4.625%, 1/15/2027	3,696,000	3,780,565
[e,f]	Alimentation Couche-Tard, Inc., 2.70%, 7/26/2022	4,000,000	4,129,440
[e]	KeHE Distributors, LLC / KeHE Finance Corp, 8.625%, 10/15/2026	2,097,000	2,271,764
			12,077,711
	Food, Beverage & Tobacco — 1.7%
	Beverages — 0.2%
[e,f]	Central American Bottling Corp., 5.75%, 1/31/2027	2,083,000	2,167,799
[e,f]	Coca-Cola Icecek A/S, 4.215%, 9/19/2024	3,000,000	3,045,870
	Food Products — 0.9%
[e,f]	Barry Callebaut Services N.V., 5.50%, 6/15/2023	4,000,000	4,329,040
[d]	General Mills, Inc., 1.283% (LIBOR 3 Month + 1.01%), 10/17/2023	2,530,000	2,558,589
[e]	Kraft Heinz Foods Co., 3.875%, 5/15/2027	4,582,000	4,870,208
[e]	Post Holdings, Inc., 4.625%, 4/15/2030	8,247,000	8,482,699
	Tobacco — 0.6%
	BAT Capital Corp., 2.726%, 3/25/2031	2,000,000	1,985,200
[e,f]	Imperial Brands Finance plc, 3.50%, 7/26/2026	2,000,000	2,163,500
[e]	Vector Group Ltd., 10.50%, 11/1/2026	8,195,000	8,349,066
			37,951,971
	Health Care Equipment & Services — 1.0%
	Health Care Equipment & Supplies — 0.2%
[e]	Hologic, Inc., 3.25%, 2/15/2029	3,677,000	3,707,225
	Health Care Providers & Services — 0.7%
[e]	Centene Corp., 5.375%, 6/1/2026 - 8/15/2026	5,545,000	5,856,495
	Tenet Healthcare Corp.,
[e]	4.625%, 6/15/2028	850,000	857,616
[e]	4.875%, 1/1/2026	2,826,000	2,861,947
[e]	5.125%, 11/1/2027	1,153,000	1,185,514
[e]	Universal Health Services, Inc., 2.65%, 10/15/2030	4,646,000	4,615,476
	Health Care Technology — 0.1%
[e]	Change Healthcare Holdings, LLC / Change Healthcare Finance, Inc., 5.75%, 3/1/2025	3,215,000	3,259,399
			22,343,672
	Household & Personal Products — 0.9%
	Household Products — 0.9%
[e]	Energizer Holdings, Inc., 4.75%, 6/15/2028	8,110,000	8,384,767
	Prestige Brands, Inc.,
[e]	5.125%, 1/15/2028	1,530,000	1,583,504
[e]	6.375%, 3/1/2024	3,256,000	3,352,670
[e]	Spectrum Brands, Inc., 5.50%, 7/15/2030	5,705,000	6,017,463
	Personal Products — 0.0%
[e]	Edgewell Personal Care Co., 5.50%, 6/1/2028	913,000	960,805
			20,299,209
	Insurance — 3.0%
	Insurance — 3.0%
	Brighthouse Financial, Inc., 5.625%, 5/15/2030	3,750,000	4,372,800
	Brown & Brown, Inc., 2.375%, 3/15/2031	984,000	990,268
[e,f]	DaVinciRe Holdings Ltd., 4.75%, 5/1/2025	4,790,000	5,248,547
[d]	Enstar Finance, LLC, 5.75% (5-Yr. CMT + 5.47%), 9/1/2040	1,672,000	1,708,633
See notes to financial statements.	Thornburg Fixed Income Funds Annual Report | 51

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2020
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Enstar Group Ltd.,
[f]	4.50%, 3/10/2022	$ 2,000,000	$ 2,075,340
[f]	4.95%, 6/1/2029	5,835,000	6,497,681
[e]	Equitable Financial Life Global Funding, 1.40%, 8/27/2027	4,125,000	4,142,531
	Fairfax Financial Holdings Ltd.,
[e,f]	4.625%, 4/29/2030	3,000,000	3,257,730
[f]	4.85%, 4/17/2028	3,000,000	3,275,460
	Fidelity National Financial, Inc.,
	2.45%, 3/15/2031	3,031,000	3,000,781
	3.40%, 6/15/2030	3,137,000	3,371,522
	First American Financial Corp., 4.00%, 5/15/2030	1,843,000	2,022,803
	Infinity Property & Casualty Corp., 5.00%, 9/19/2022	1,826,000	1,945,110
[e,f]	Lancashire Holdings Ltd., 5.70%, 10/1/2022	4,900,000	5,234,719
	Mercury General Corp., 4.40%, 3/15/2027	2,438,000	2,639,184
[e]	Protective Life Corp., 3.40%, 1/15/2030	4,902,000	5,251,954
	Reliance Standard Life Global Funding II,
[e]	2.75%, 5/7/2025 - 1/21/2027	4,520,000	4,734,127
[e]	3.85%, 9/19/2023	3,000,000	3,226,740
[e]	Sammons Financial Group, Inc., 4.45%, 5/12/2027	2,000,000	2,095,220
			65,091,150
	Materials — 3.1%
	Chemicals — 1.1%
[d]	Albemarle Corp., 1.33% (LIBOR 3 Month + 1.05%), 11/15/2022	2,500,000	2,490,325
[e,f]	Consolidated Energy Finance S.A., 6.875%, 6/15/2025	500,000	456,850
	NOVA Chemicals Corp.,
[e,f]	4.875%, 6/1/2024	4,465,000	4,439,014
[e,f]	5.25%, 6/1/2027	5,283,000	4,966,390
[e,f]	Nufarm Australia Ltd. / Nufarm Americas, Inc., 5.75%, 4/30/2026	5,713,000	5,809,378
[e,f]	OCP S.A., 5.625%, 4/25/2024	4,710,000	5,110,915
	Containers & Packaging — 1.3%
	Ball Corp., 2.875%, 8/15/2030	5,500,000	5,436,585
	Graphic Packaging International, LLC,
[e]	3.50%, 3/15/2028 - 3/1/2029	8,150,000	8,143,565
	4.75%, 4/15/2021	7,560,000	7,621,009
[e]	Matthews International Corp., 5.25%, 12/1/2025	3,598,000	3,417,812
[e]	Sealed Air Corp., 4.00%, 12/1/2027	4,420,000	4,618,104
	Metals & Mining — 0.7%
[f]	AngloGold Ashanti Holdings plc, 3.75%, 10/1/2030	6,614,000	6,749,256
[e]	Cleveland-Cliffs, Inc., 6.75%, 3/15/2026	6,430,000	6,543,683
[e]	Compass Minerals International, Inc., 6.75%, 12/1/2027	2,144,000	2,321,502
			68,124,388
	Media & Entertainment — 1.3%
	Media — 1.3%
[e]	CCO Holdings Capital Corp., 5.375%, 6/1/2029	3,614,000	3,915,588
[e]	CCO Holdings, LLC / CCO Holdings Capital Corp., 4.25%, 2/1/2031	6,548,000	6,767,096
[e]	Salem Media Group, Inc., 6.75%, 6/1/2024	1,585,000	1,370,550
[e]	Sirius XM Radio, Inc., 3.875%, 8/1/2022	10,294,000	10,399,719
[e,f]	Telenet Finance Luxembourg Notes Sarl, 5.50%, 3/1/2028	4,000,000	4,190,160
[e,f]	Virgin Media Secured Finance plc, 4.50%, 8/15/2030	1,000,000	1,026,910
			27,670,023
	Pharmaceuticals, Biotechnology & Life Sciences — 0.3%
	Biotechnology — 0.1%
	Royalty Pharma plc,
[e,f]	1.20%, 9/2/2025	2,086,000	2,079,533
[e,f]	1.75%, 9/2/2027	1,040,000	1,040,645
	Pharmaceuticals — 0.2%
[a,b,j]	Atlas U.S. Royalty, LLC Participation Rights, Zero Coupon, 3/15/2027	5,450,000	0
[e]	Bayer US Finance II, LLC, 4.25%, 12/15/2025	2,500,000	2,858,075
[f]	Perrigo Finance Unlimited Co., 3.15%, 6/15/2030	1,150,000	1,191,630
			7,169,883
52 | Thornburg Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2020
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Real Estate — 1.5%
	Equity Real Estate Investment Trusts — 1.4%
	CoreCivic, Inc., 4.75%, 10/15/2027	$ 4,917,000	$ 4,177,877
	GEO Group, Inc., 6.00%, 4/15/2026	4,625,000	3,307,152
[e]	Iron Mountain, Inc., 5.25%, 7/15/2030	8,085,000	8,426,268
	Lexington Realty Trust, 2.70%, 9/15/2030	2,085,000	2,123,156
	Retail Opportunity Investments Partnership L.P. (Guaranty: Retail Opportunity Investments Corp.), 5.00%, 12/15/2023	1,500,000	1,555,215
[e,f]	Scentre Group Trust 1 / Scentre Group Trust 2, 4.375%, 5/28/2030	1,002,000	1,121,529
	Service Properties Trust,
	4.35%, 10/1/2024	2,295,000	2,074,198
	4.65%, 3/15/2024	900,000	840,114
	4.95%, 2/15/2027	2,850,000	2,539,036
	5.25%, 2/15/2026	700,000	644,637
[e,f]	Trust Fibra Uno, 4.869%, 1/15/2030	4,707,000	4,737,454
	Real Estate Management & Development — 0.1%
[e]	Cushman & Wakefield US Borrower, LLC, 6.75%, 5/15/2028	1,825,000	1,893,018
			33,439,654
	Retailing — 0.7%
	Internet & Direct Marketing Retail — 0.2%
	Expedia Group, Inc.,
[e]	6.25%, 5/1/2025	1,824,000	2,008,461
[e]	7.00%, 5/1/2025	2,739,000	2,952,532
	Specialty Retail — 0.5%
	Advance Auto Parts, Inc., 3.90%, 4/15/2030	4,000,000	4,497,520
	AutoNation, Inc., 4.75%, 6/1/2030	700,000	824,908
[e]	Michaels Stores, Inc., 8.00%, 7/15/2027	5,230,000	5,494,743
			15,778,164
	Semiconductors & Semiconductor Equipment — 0.9%
	Semiconductors & Semiconductor Equipment — 0.9%
	Broadcom, Inc.,
	4.11%, 9/15/2028	2,104,000	2,351,578
	4.75%, 4/15/2029	1,040,000	1,208,366
	5.00%, 4/15/2030	2,175,000	2,565,673
	Micron Technology, Inc.,
	4.663%, 2/15/2030	3,314,000	3,901,141
	5.327%, 2/6/2029	2,031,000	2,440,247
	Qorvo, Inc.,
[e]	3.375%, 4/1/2031	950,000	966,977
	4.375%, 10/15/2029	5,128,000	5,449,679
			18,883,661
	Software & Services — 3.1%
	Information Technology Services — 0.7%
[e]	Alliance Data Systems Corp., 4.75%, 12/15/2024	2,746,000	2,571,794
[e]	Harland Clarke Holdings Corp., 8.375%, 8/15/2022	1,955,000	1,898,794
[e]	Leidos, Inc., 4.375%, 5/15/2030	1,378,000	1,612,329
[e]	Sabre GLBL, Inc., 7.375%, 9/1/2025	2,757,000	2,781,261
[e]	Science Applications International Corp., 4.875%, 4/1/2028	4,391,000	4,468,984
	Western Union Co., 2.85%, 1/10/2025	2,338,000	2,465,935
	Interactive Media & Services — 0.1%
[f]	Baidu, Inc., 4.375%, 5/14/2024	1,424,000	1,564,834
	Internet Software & Services — 0.2%
[e]	Twitter, Inc., 3.875%, 12/15/2027	4,458,000	4,650,541
	Software — 2.1%
	CDK Global, Inc.,
[e]	5.25%, 5/15/2029	460,000	493,649
	5.875%, 6/15/2026	2,000,000	2,084,140
	Citrix Systems, Inc., 4.50%, 12/1/2027	5,977,000	6,840,916
[e]	Fair Isaac Corp., 5.25%, 5/15/2026	4,135,000	4,589,933
[e]	Infor, Inc., 1.75%, 7/15/2025	2,250,000	2,315,858
See notes to financial statements.	Thornburg Fixed Income Funds Annual Report | 53

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2020
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[e]	Logan Merger Sub, Inc., 5.50%, 9/1/2027	$ 857,000	$ 869,589
[e]	MSCI, Inc., 3.875%, 2/15/2031	6,446,000	6,712,413
[e,f]	Open Text Corp., 3.875%, 2/15/2028	7,761,000	7,836,747
[e]	PTC, Inc., 3.625%, 2/15/2025	1,365,000	1,384,383
[e]	Solera, LLC / Solera Finance, Inc., 10.50%, 3/1/2024	6,027,000	6,299,601
	VMware, Inc., 4.50%, 5/15/2025	6,000,000	6,787,620
			68,229,321
	Technology Hardware & Equipment — 2.4%
	Communications Equipment — 0.3%
	Motorola Solutions, Inc.,
	2.30%, 11/15/2030	2,000,000	1,989,660
	4.60%, 5/23/2029	1,653,000	1,950,110
[e,f]	Xiaomi Best Time International Ltd., 3.375%, 4/29/2030	1,700,000	1,779,662
	Electronic Equipment, Instruments & Components — 1.2%
[f]	Allegion plc, 3.50%, 10/1/2029	2,320,000	2,537,408
[f]	Flex Ltd., 4.875%, 5/12/2030	9,100,000	10,368,449
	Ingram Micro, Inc., 5.45%, 12/15/2024	1,951,000	2,081,951
[e,f]	Sensata Technologies B.V., 4.875%, 10/15/2023	3,358,000	3,546,518
	Trimble, Inc., 4.75%, 12/1/2024	6,525,000	7,221,087
	Office Electronics — 0.3%
	Xerox Corp., 4.50%, 5/15/2021	6,681,000	6,796,381
	Technology Hardware, Storage & Peripherals — 0.6%
[e]	Dell International, LLC / EMC Corp., 5.85%, 7/15/2025	1,000,000	1,166,250
	Hewlett Packard Enterprise Co., 4.65%, 10/1/2024	1,900,000	2,143,960
	HP, Inc., 3.00%, 6/17/2027	6,500,000	7,016,230
	NetApp, Inc., 2.375%, 6/22/2027	4,000,000	4,176,520
			52,774,186
	Telecommunication Services — 1.9%
	Diversified Telecommunication Services — 0.7%
	Qwest Corp., 6.75%, 12/1/2021	3,700,000	3,900,614
	Videotron Ltd.,
[e,f]	5.125%, 4/15/2027	2,400,000	2,527,512
[e,f]	5.375%, 6/15/2024	6,000,000	6,536,400
[e,f]	Virgin Media Secured Finance plc, 5.50%, 5/15/2029	1,800,000	1,931,472
	Wireless Telecommunication Services — 1.2%
	America Movil SAB de C.V. (MXN), 6.45%, 12/5/2022	45,000,000	2,063,551
	Digicel International Finance Ltd. / Digicel Holdings Bermuda Ltd.,
[e,f]	8.00%, 12/31/2026	1,111,755	856,774
[e,f]	8.75%, 5/25/2024	3,776,916	3,797,897
[e,f,i]	13.00%, 12/31/2025 PIK	217,578	198,692
[e,f]	MTN Mauritius Investment Ltd., 4.755%, 11/11/2024	4,125,000	4,224,578
[e,f]	SK Telecom Co. Ltd., 3.75%, 4/16/2023	3,000,000	3,214,980
	Sprint Communications, Inc., 9.25%, 4/15/2022	11,516,000	12,841,261
[e,f]	Vmed O2 UK Financing I plc, 4.25%, 1/31/2031	200,000	203,638
			42,297,369
	Transportation — 0.3%
	Airlines — 0.3%
	American Airlines Pass Through Trust,
	Series 2013-2 Class A, 4.95%, 1/15/2023	2,610,593	2,223,807
	Series 2016-3 Class B, 3.75%, 10/15/2025	1,012,754	702,456
	Series 2019-1 Class B, 3.85%, 2/15/2028	939,929	613,924
	Continental Airlines Pass Through Trust, Series 2005-ERJ1, 9.798%, 10/1/2022	174,392	169,888
	US Airways Pass Through Trust,
	Series 2010-1 Class A, 6.25%, 10/22/2024	837,935	750,538
	Series 2012-1 Class A, 5.90%, 4/1/2026	1,102,653	1,016,602
	Series 2013-1 Class B, 5.375%, 5/15/2023	1,948,392	1,588,115
	US Airways Pass Through Trust, (MBIA Insurance Corp), Series 2001-1G, 7.076%, 9/20/2022	206,061	195,758
			7,261,088
	Utilities — 1.6%
54 | Thornburg Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2020
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Electric Utilities — 1.2%
	AEP Texas, Inc., 2.10%, 7/1/2030	$ 4,500,000	$ 4,615,245
	Black Hills Corp., 2.50%, 6/15/2030	1,000,000	1,035,260
[e,f]	Colbun S.A., 3.15%, 3/6/2030	2,800,000	3,007,592
[e,f]	Enel Finance International N.V., 4.625%, 9/14/2025	4,057,000	4,691,393
	Entergy Texas, Inc., 3.45%, 12/1/2027	3,000,000	3,268,470
[e]	Midland Cogeneration Venture L.P., 6.00%, 3/15/2025	592,866	612,034
	Pacific Gas and Electric Co., 1.75%, 6/16/2022	4,700,000	4,703,525
	PNM Resources, Inc., 3.25%, 3/9/2021	2,835,000	2,866,894
[e]	Puget Energy, Inc., 4.10%, 6/15/2030	1,950,000	2,174,737
	Gas Utilities — 0.4%
[e,f]	Rockpoint Gas Storage Canada Ltd., 7.00%, 3/31/2023	8,084,000	7,483,844
			34,458,994
	Total Corporate Bonds (Cost $901,264,901)		916,709,298
	Convertible Bonds — 1.6%
	Diversified Financials — 0.7%
	Consumer Finance — 0.5%
	EZCORP, Inc., 2.375%, 5/1/2025	13,431,000	10,557,437
	Diversified Financial Services — 0.0%
	EZCORP, Inc., 2.875%, 7/1/2024	215,000	181,598
	Mortgage Real Estate Investment Trusts — 0.2%
	Chimera Investment Corp., 7.00%, 4/1/2023	2,758,000	3,466,668
			14,205,703
	Health Care Equipment & Services — 0.0%
	Health Care Providers & Services — 0.0%
[b,f,j]	NMC Health Jersey Ltd., 1.875%, 4/30/2025	3,800,000	351,576
			351,576
	Media & Entertainment — 0.5%
	Media — 0.5%
	Comcast Holdings Corp. (Guaranty: Comcast Corp.), 2.00%, 10/15/2029	18,000,000	10,376,280
			10,376,280
	Pharmaceuticals, Biotechnology & Life Sciences — 0.2%
	Biotechnology — 0.2%
	Emergent BioSolutions, Inc., 2.875%, 1/15/2021	4,402,000	4,413,005
			4,413,005
	Software & Services — 0.2%
	Software — 0.2%
[e]	J2 Global, Inc., 1.75%, 11/1/2026	5,525,000	4,909,902
			4,909,902
	Total Convertible Bonds (Cost $36,641,125)		34,256,466
	Municipal Bonds — 0.6%
	California Health Facilities Financing Authority, 7.875%, 2/1/2026	1,940,000	1,987,452
	City of Chicago IL GO, Series B, 7.045%, 1/1/2029	3,000,000	3,219,570
	New Jersey Transportation Trust Fund Authority,
	2.551%, 6/15/2023	2,115,000	2,137,567
	2.631%, 6/15/2024	1,565,000	1,579,680
	New York Transportation Development Corp., 4.248%, 9/1/2035	3,510,000	3,922,530
	San Bernardino County Redevelopment Agency Successor Agency, Series A, 8.45%, 9/1/2030	1,000,000	1,005,300
	Total Municipal Bonds (Cost $13,104,324)		13,852,099
	Other Government — 0.4%
	Egypt Government International Bond,
[e,f]	7.60%, 3/1/2029	2,700,000	2,770,929
[e,f]	Series 144A 7.053%, 1/15/2032	3,000,000	2,860,710
See notes to financial statements.	Thornburg Fixed Income Funds Annual Report | 55

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2020
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Indonesia Treasury Bond (IDR), 7.50%, 4/15/2040	$44,090,000,000	$ 2,979,571
	Total Other Government (Cost $8,764,583)		8,611,210
	U.S. Treasury Securities — 1.1%
	United States Treasury Notes, 0.625%, 8/15/2030	16,366,000	16,271,384
	United States Treasury Notes Inflationary Index, 0.125%, 1/15/2030	6,544,785	7,226,725
	Total U.S. Treasury Securities (Cost $23,497,688)		23,498,109
	U.S. Government Agencies — 0.2%
[c,d,e]	Farm Credit Bank of Texas, Series 4 5.70% (5-Yr. CMT + 5.42%), 9/15/2025	3,835,000	4,026,750
	Total U.S. Government Agencies (Cost $3,835,000)		4,026,750
	Mortgage Backed — 15.3%
	Angel Oak Mortgage Trust, LLC, Whole Loan Securities Trust CMO,
[d,e]	Series 2017-2 Class B1, 4.646%, 7/25/2047	4,523,000	4,446,194
[d,e]	Series 2017-3 Class A1, 2.708%, 11/25/2047	188,027	188,264
[d,e]	Series 2018-2 Class A1, 3.674%, 7/27/2048	1,159,810	1,178,191
[d,e]	Series 2020-1 Class B1, 3.764%, 12/25/2059	2,614,000	2,556,619
	Arroyo Mortgage Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2018-1 Class A1, 3.763%, 4/25/2048	2,514,924	2,564,506
[d,e]	Series 2018-1 Class A3, 4.218%, 4/25/2048	888,228	906,752
[d,e]	Series 2019-1 Class A1, 3.805%, 1/25/2049	2,601,623	2,684,068
[d,e]	Series 2019-3 Class A1, 2.962%, 10/25/2048	5,806,657	5,960,177
[d]	Bear Stearns ARM Trust, Whole Loan Securities Trust CMO, Series 2003-6 Class 2B1, 2.766%, 8/25/2033	43,169	43,169
[e]	Bravo Residential Funding Trust, Whole Loan Securities Trust CMO, Series 2019-1 Class A1C, 3.50%, 3/25/2058	5,508,897	5,688,151
[d,e]	Bunker Hill Loan Depositary Trust, Series 2020-1 Class B1, 5.218%, 2/25/2055	3,500,000	3,461,945
[d,e]	CFCRE Commercial Mortgage Trust, Series 2011-C1 Class C, 6.292%, 4/15/2044	6,200,000	6,121,555
	Chase Home Lending Mortgage Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2019-1 Class B4, 3.951%, 3/25/2050	754,645	733,774
[d,e]	Series 2019-1 Class B5, 3.951%, 3/25/2050	379,536	345,122
[d,e]	Series 2019-1 Class B6, 1.645%, 3/25/2050	683,921	390,872
[d,e]	Chase Mortgage Finance Corp., Whole Loan Securities Trust CMO, Series 2016-SH2 Class M4, 3.75%, 12/25/2045	1,585,775	1,605,097
	CIM Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 18-INV1 Class A4, 4.00%, 8/25/2048	1,003,738	1,037,340
[d,e,k]	Series 2020-J1 Class AIO1, 0.465%, 7/25/2050	63,759,714	620,248
[d,e,k]	Series 2020-J1 Class AIO2, 0.50%, 7/25/2050	56,868,046	599,497
[d,e,k]	Series 2020-J1 Class AIOS, 0.20%, 6/25/2050	67,149,214	279,039
[d,e]	Series 2020-J1 Class B4, 3.465%, 7/25/2050	360,755	312,190
[d,e]	Series 2020-J1 Class B5, 3.465%, 7/25/2050	180,378	128,696
[d,e]	Series 2020-J1 Class B6, 3.465%, 7/25/2050	326,000	120,079
	Citigroup Mortgage Loan Trust, Inc., Whole Loan Securities Trust CMO,
[d]	Series 2004-HYB2 Class B1, 3.898%, 3/25/2034	38,751	38,751
[d,e]	Series 2014-A Class A, 4.00%, 1/25/2035	855,746	899,867
[d,e]	Series 2019-IMC1 Class B1, 3.97%, 7/25/2049	1,500,000	1,494,749
[d,e]	Series 2020-EXP1 Class B1, 4.467%, 5/25/2060	1,180,900	1,014,168
[d,e]	Series 2020-EXP1 Class B2, 4.467%, 5/25/2060	770,600	468,500
[d,e]	Series 2020-EXP1 Class B3, 4.467%, 5/25/2060	386,242	159,076
[e,k]	Series 2020-EXP1 Class XS 0.17%, 5/25/2060	103,136,406	3,746,636
[d,e]	Credit Suisse Mortgage Trust, Whole Loan Securities Trust CMO, Series 2017-HL2 Class A3, 3.50%, 10/25/2047	912,570	919,637
[d,e]	CSMC Mortgage Trust, Whole Loan Securities Trust CMO, Series 2013-HYB1 Class B3, 2.946%, 4/25/2043	3,135,666	3,161,930
	Ellington Financial Mortgage Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2018-1 Class A1FX, 4.14%, 10/25/2058	304,842	312,496
[d,e]	Series 2019-2 Class A1, 2.739%, 11/25/2059	4,372,252	4,455,759
[d,e]	Series 2019-2 Class B1, 4.071%, 11/25/2059	3,837,000	3,754,221
[d,k]	Federal Home Loan Mtg Corp. Multifamily Structured Pass Through Certificates IO, Series KIR1 Class X, 1.203%, 3/25/2026	35,316,998	1,672,312
	Federal Home Loan Mtg Corp., REMIC, UMBS Collateral, Pool ZS7942, 3.00%, 2/1/2033	16,969,278	18,351,874
	Federal Home Loan Mtg Corp., UMBS Collateral,
	Pool QN2877, 2.00%, 7/1/2035	9,572,726	9,950,920
	Pool RC1535, 2.00%, 8/1/2035	19,345,063	20,136,616
	Pool SB0308, 2.50%, 1/1/2035	17,653,265	18,838,642
	Pool ZS8034, 3.00%, 6/1/2033	10,900,119	11,797,508
56 | Thornburg Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2020
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Federal Home Loan Mtg Corp., Whole Loan Securities Trust CMO,
[d,e]	Series 2017-SC01 Class M1, 3.592%, 12/25/2046	$ 929,804	$ 928,537
	Series 2017-SC02 Class 2A1, 3.50%, 5/25/2047	103,332	103,932
[d,e]	Series 2017-SC02 Class M1, 3.82%, 5/25/2047	249,954	250,023
	Federal National Mtg Assoc. CMO REMIC, Series 1994-37 Class L, 6.50%, 3/25/2024	647	696
	Federal National Mtg Assoc., UMBS Collateral, Pool BP8943, 2.00%, 7/1/2035	12,764,610	13,268,706
	First Republic Mortgage Trust, Whole Loan Securities Trust CMO,
[d,e,k]	Series 2020-1 Class A2IO, 1.256%, 4/25/2050	230,521,302	5,988,805
[d,e]	Series 2020-1 Class B3, 2.896%, 4/25/2050	1,423,730	1,157,546
[d,e]	Series 2020-1 Class B4, 2.896%, 4/25/2050	1,325,000	973,777
[d,e]	Series 2020-1 Class B5, 2.896%, 4/25/2050	470,000	300,695
[d,e]	Series 2020-1 Class B6, 2.896%, 4/25/2050	755,000	347,247
	Flagstar Mortgage Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2017-1 Class 2A2, 3.00%, 3/25/2047	973,207	994,067
[d,e]	Series 2018-3 Class B4, 4.50%, 5/25/2048	5,644,952	5,285,585
[d,e]	Series 2019-2 Class B3, 4.135%, 12/25/2049	3,830,700	3,690,600
[d,e,k]	Series 2020-2 Class AX1, 0.778%, 8/1/2050	101,372,958	1,476,659
[e,k]	Series 2020-2 Class AX2, 0.50%, 8/25/2050	17,372,608	167,534
[d,e]	Series 2020-2 Class B4, 3.778%, 8/25/2050	218,660	195,848
[d,e]	Series 2020-2 Class B5, 3.778%, 8/25/2050	652,986	524,752
[d,e]	Series 2020-2 Class B6C, 3.778%, 8/25/2050	872,793	433,543
[d,e]	FREMF Mortgage Trust, Series 2016-KF24 Class B, 5.157% (LIBOR 1 Month + 5.00%), 10/25/2026	488,397	494,500
[d,e]	Galton Funding Mortgage Trust, Whole Loan Securities Trust CMO, Series 2018-1 Class A43, 3.50%, 11/25/2057	553,566	558,609
[d,e]	GCAT LLC, Whole Loan Securities Trust CMO, Series 2019-NQM1 Class A1, 2.985%, 2/25/2059	4,320,232	4,387,254
	GCAT Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2019-NQM2 Class A1, 2.855%, 9/25/2059	4,148,844	4,226,533
[d,e]	Series 2019-NQM3 Class A1, 2.686%, 11/25/2059	3,209,889	3,278,419
	GS Mortgage Securities Trust, Series 2016-GS3 Class A2, 2.484%, 10/10/2049	2,875,000	2,885,886
	GS Mortgage-Backed Securities Corp. Trust, Whole Loan Securities Trust CMO,
[d,e,k]	Series 2020-PJ3 Class A11X, 3.50%, 10/25/2050	9,338,327	724,167
[d,e,k]	Series 2020-PJ3 Class AIOS, 0.20%, 10/25/2050	297,954,583	1,367,075
[d,e,k]	Series 2020-PJ3 Class AX1, 0.115%, 10/25/2050	277,021,131	669,588
[e,k]	Series 2020-PJ3 Class AX2, 0.50%, 10/25/2050	25,838,690	307,904
[d,e,k]	Series 2020-PJ3 Class AX4, 0.35%, 10/25/2050	25,486,359	212,811
	GS Mortgage-Backed Securities Trust, Whole Loan Securities Trust CMO,
[d,e,k]	Series 2020-INV1 Class A11X, 3.50%, 8/25/2050	2,917,309	233,917
[d,e,k]	Series 2020-INV1 Class A12X, 3.00%, 8/25/2050	34,930,406	2,400,693
[d,e,k]	Series 2020-INV1 Class AIOS, 0.19%, 8/25/2050	147,323,363	791,171
[d,e,k]	Series 2020-INV1 Class AX1, 0.043%, 8/25/2050	126,294,886	68,957
[d,e,k]	Series 2020-INV1 Class AX2, 0.50%, 8/25/2050	6,295,244	71,642
[d,e,k]	Series 2020-INV1 Class AX4, 0.95%, 8/25/2050	6,776,754	147,914
[d,e]	Series 2020-INV1 Class B4, 3.993%, 8/25/2050	1,339,046	1,220,627
[d,e]	Series 2020-INV1 Class B5, 3.993%, 8/25/2050	1,339,046	1,076,627
[d,e]	Series 2020-INV1 Class B6, 3.993%, 8/25/2050	3,072,339	1,719,621
[d,e,k]	Series 2020-INV1 Class BX, 0.493%, 8/25/2050	15,278,069	365,043
	Homeward Opportunities Fund I Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2018-1 Class A1, 3.766%, 6/25/2048	832,649	835,490
[d,e]	Series 2018-1 Class A3, 3.999%, 6/25/2048	3,607,986	3,588,263
[d,e]	Series 2018-1 Class M1, 4.548%, 6/25/2048	4,000,000	4,026,531
[d,e]	Series 2019-1 Class A1, 3.454%, 1/25/2059	3,483,392	3,542,278
	JPMorgan Mortgage Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2015-4 Class B4, 3.616%, 6/25/2045	1,279,999	1,258,195
[d,e]	Series 2016-5 Class B4, 2.619%, 12/25/2046	1,630,300	1,323,284
[d,e]	Series 2016-5 Class B5, 2.619%, 12/25/2046	1,235,600	788,986
[d,e]	Series 2017-2 Class A6, 3.00%, 5/25/2047	991,262	1,002,922
[d,e]	Series 2017-5 Class B6, 3.128%, 10/26/2048	3,032,568	1,799,699
[d,e]	Series 2017-6 Class A5, 3.50%, 12/25/2048	831,689	839,265
[d,e]	Series 2019-8 Class B4, 4.19%, 3/25/2050	3,565,433	3,450,271
[d,e,k]	Series 2020-3 Class AX1, 0.192%, 8/25/2050	50,069,949	142,279
[d,e,k]	Series 2020-4 Class A11X, 5.075% (LIBOR 1 Month + 5.25%), 11/25/2050	10,465,239	904,210
[d,e,k]	Series 2020-4 Class A3X, 0.50%, 11/25/2050	47,442,416	499,683
[d,e,k]	Series 2020-4 Class A4X, 0.50%, 11/25/2050	9,098,470	47,019
[d,e,k]	Series 2020-4 Class AX1, 0.195%, 11/25/2050	175,235,193	685,520
See notes to financial statements.	Thornburg Fixed Income Funds Annual Report | 57

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2020
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[d,e,k]	Series 2020-4 Class AX3, 3.50%, 11/25/2050	$ 4,848,022	$ 358,152
[d,e,k]	Series 2020-4 Class AX4, 0.55%, 11/25/2050	11,189,085	129,611
[d,e]	Series 2020-4 Class B4, 3.745%, 11/25/2050	1,383,106	1,263,557
[d,e]	Series 2020-4 Class B5, 3.745%, 11/25/2050	637,821	511,734
[d,e]	Series 2020-4 Class B6, 3.745%, 11/25/2050	1,069,000	642,125
[a,d,e,k]	Series 2020-7 Class A3X, 0.50%, 1/25/2051	25,500,032	204,000
[a,d,e,k]	Series 2020-7 Class AX1, 0.242%, 1/25/2051	121,262,000	424,542
[a,d,e,k]	Series 2020-7 Class AX3, 3.50%, 1/25/2051	8,328,000	466,368
[a,d,e,k]	Series 2020-7 Class AX4, 0.40%, 1/25/2051	7,792,000	46,752
[d,e]	Series 2020-7 Class B4, 3.642%, 1/25/2051	658,000	569,029
[d,e]	Series 2020-7 Class B5, 3.642%, 1/25/2051	459,000	281,317
[d,e]	Series 2020-7 Class B6, 3.642%, 1/25/2051	588,631	218,529
[d,e]	Series 2020-LTV1 Class B3A, 3.91%, 6/25/2050	2,868,158	2,884,119
[d,e]	Mello Mortgage Capital Acceptance, Whole Loan Securities Trust CMO, Series 2018-MTG1 Class A3, 3.50%, 3/25/2048	642,421	645,064
[d]	Merrill Lynch Mortgage Investors Trust, Whole Loan Securities Trust CMO, Series 2004-A4 Class M1, 3.169%, 8/25/2034	102,943	103,642
[d,e]	Metlife Securitization Trust, Whole Loan Securities Trust CMO, Series 2019-1A Class A1A, 3.75%, 4/25/2058	1,475,468	1,582,055
	New Residential Mortgage Loan Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2017-3A Class A1, 4.00%, 4/25/2057	1,923,264	2,077,680
[d,e]	Series 2017-4A Class A1, 4.00%, 5/25/2057	1,757,778	1,921,192
[d,e]	Series 2017-5A Class A1, 1.648% (LIBOR 1 Month + 1.50%), 6/25/2057	1,133,411	1,134,035
[d,e]	Series 2017-6A Class A1, 4.00%, 8/27/2057	814,590	877,981
[d,e]	Series 2018-1A Class A1A, 4.00%, 12/25/2057	1,493,953	1,612,580
[d,e]	Series 2018-NQM1 Class A1, 3.986%, 11/25/2048	3,147,437	3,227,641
[d,e]	Series 2019-NQM1 Class B1, 5.498%, 1/25/2049	2,000,000	2,027,315
[d,e]	Series 2019-NQM1 Class B2, 5.498%, 1/25/2049	1,250,000	1,246,310
[d,e]	Series 2019-NQM2 Class B2, 5.672%, 4/25/2049	2,798,000	2,092,230
[d,e]	Series 2020-NQM1 Class B2, 4.525%, 1/26/2060	1,214,000	1,100,525
[a,e]	Saluda Grade Alternative Mortgage Grade, Whole Loan Securities Trust CMO, Series 2020-FIG1 Class C, 9/25/2050	16,002,731	1,958,766
	Sequoia Mortgage Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2015-4 Class B4, 3.162%, 11/25/2030	1,686,000	1,718,889
[d,e]	Series 2016-3 Class B3, 3.668%, 11/25/2046	3,415,576	3,238,471
[d,e]	Series 2017-4 Class A4, 3.50%, 7/25/2047	429,059	432,325
[d,e]	Series 2017-5 Class A4, 3.50%, 8/25/2047	1,302,648	1,315,028
[d,e]	Series 2017-7 Class B3, 3.736%, 10/25/2047	1,490,708	1,442,135
[d,e]	Series 2018-7 Class B4, 4.218%, 9/25/2048	1,802,000	1,652,453
[d,e]	SG Residential Mortgage Trust, Whole Loan Securities Trust CMO, Series 2019-3 Class A1, 2.703%, 9/25/2059	3,519,492	3,558,738
[d,e]	Shellpoint Co-Originator Trust, Whole Loan Securities Trust CMO, Series 2016-1 Class B4, 3.582%, 11/25/2046	3,320,426	3,095,646
	Spruce Hill Mortgage Loan Trust, Inc., Whole Loan Securities Trust CMO,
[d,e]	Series 2019-SH1 Class B1, 4.992%, 4/29/2049	2,500,000	2,387,290
[d,e]	Series 2020-SH1 Class A1, 2.521%, 1/28/2050	4,718,582	4,768,065
	Starwood Mortgage Residential Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2018-IMC2 Class B1, 5.669%, 10/25/2048	1,909,000	1,855,629
[d,e]	Series 2019-1 Class B1, 4.766%, 6/25/2049	2,629,000	2,528,250
	TIAA Bank Mortgage Loan Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2018-2 Class B3, 3.816%, 7/25/2048	2,756,932	2,642,216
[d,e]	Series 2018-2 Class B4, 3.816%, 7/25/2048	2,040,000	1,620,952
[d,e]	Verus Securitization Trust 2018-INV1, Series 2018-INV1 5.648%, 3/25/2058	2,900,000	2,939,146
	Verus Securitization Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2017-1A Class B2, 5.983%, 1/25/2047	884,000	911,874
[d,e]	Series 2018-2 Class A1, 3.677%, 6/1/2058	2,149,334	2,179,275
[d,e]	Series 2018-3 Class A1, 4.108%, 10/25/2058	1,244,558	1,275,038
[d,e]	Series 2019-1 Class B1, 5.311%, 2/25/2059	4,575,000	4,220,835
[d,e]	Series 2019-3 Class A1, 2.784%, 7/25/2059	4,172,471	4,254,675
[d,e]	Series 2019-3 Class B1, 4.043%, 7/25/2059	300,000	281,556
[d,e]	Series 2019-4 Class B1, 3.86%, 11/25/2059	3,250,000	3,059,753
[d,e]	Series 2019-INV3 Class B2, 4.791%, 11/25/2059	1,385,000	1,135,888
[d,e]	Series 2020-1 Class B1, 3.624%, 1/25/2060	1,500,000	1,310,289
[d,e]	Series 2020-2 Class B1, 5.36%, 5/25/2060	2,225,000	2,235,954
[d,e]	Series 2020-INV1 Class B1, 5.75%, 3/25/2060	875,000	900,577
[d,e]	Series 2020-INV1 Class B2, 6.00%, 3/25/2060	1,416,000	1,399,760
[d,e]	Vista Point Securitization Trust, Series 2020-2 Class A2, 1.986%, 4/25/2065	4,579,542	4,582,473
58 | Thornburg Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2020
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Vista Point Securitization Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2020-1 Class B1, 5.375%, 3/25/2065	$ 2,625,000	$ 2,655,278
[d,e]	Series 2020-1 Class B2, 5.375%, 3/25/2065	4,473,000	4,084,995
	Wells Fargo Commercial Mortgage Trust, Series 2016-C34 Class A2, 2.603%, 6/15/2049	6,458,000	6,523,051
	Total Mortgage Backed (Cost $325,762,765)		336,989,967
	Loan Participations — 5.0%
	Capital Goods — 0.0%
	Aerospace & Defense — 0.0%
[a,l]	Spirit Aerosystems, Inc., 1/29/2025	250,000	248,750
			248,750
	Commercial & Professional Services — 0.9%
	Professional Services — 0.9%
[m]	Harland Clarke Holdings Corp., 5.75% (LIBOR 3 Month + 4.75%), 11/3/2023	3,234,728	2,635,915
[m]	Par Pacific Holdings, Inc., 7.02% (LIBOR 3 Month + 6.75%), 1/12/2026	4,548,117	4,036,454
[m]	R.R. Donnelley & Sons Company, 5.147% (LIBOR 1 Month + 5.00%), 1/15/2024	2,947,500	2,807,494
[m]	RGIS Services, LLC, 8.50% (LIBOR 3 Month + 7.50%), 6/23/2025	1,859,751	1,710,971
[f,m]	Titan Acquisition Co., Ltd., 4.22% (LIBOR 3 Month + 4.00%), 5/1/2026	8,711,979	8,501,410
			19,692,244
	Consumer Services — 0.1%
	Hotels, Restaurants & Leisure — 0.1%
[m]	SeaWorld Parks & Entertainment, Inc., 3.147% (LIBOR 1 Month + 3.00%), 3/31/2024	3,472,010	3,223,171
			3,223,171
	Energy — 0.3%
	Multi-Utilities — 0.0%
[f,m]	McDermott Technology Americas, Inc., 3.147% (LIBOR 1 Month + 3.00%), 6/30/2024	54,676	47,021
	Oil, Gas & Consumable Fuels — 0.3%
[m]	Citgo Holding, Inc., 8.00% (LIBOR 3 Month + 7.00%), 8/1/2023	8,100,791	7,584,366
[a,i,m]	Malamute Energy, Inc., 0.22% (LIBOR 3 Month + 1.50% PIK), 11/22/2022	21,687	21,687
			7,653,074
	Food, Beverage & Tobacco — 0.1%
	Food Products — 0.1%
[m]	BellRing Brands, LLC, 6.00% (LIBOR 1 Month + 5.00%), 10/21/2024	3,354,313	3,355,721
			3,355,721
	Health Care Equipment & Services — 0.4%
	Health Care Equipment & Supplies — 0.4%
[m]	Avantor Funding, Inc., 3.25% (LIBOR 1 Month + 2.25%), 11/21/2024	7,951,531	7,835,598
			7,835,598
	Materials — 0.8%
	Chemicals — 0.2%
[m]	SCIH Salt Holdings Inc., 5.50% (LIBOR 3 Month + 4.50%), 3/16/2027	3,630,000	3,620,925
	Paper & Forest Products — 0.6%
[m]	Neenah, Inc., 5.00% (LIBOR 3 Month+ 4.00%), 6/25/2027	13,720,613	13,652,009
			17,272,934
	Media & Entertainment — 0.6%
	Media — 0.6%
[l,m]	ABG Intermediate Holdings 2 LLC, 6.25% (LIBOR 3 Month + 5.25%), 9/27/2024	5,413,000	5,358,870
[m]	CSC Holdings, LLC, 2.402% (LIBOR 1 Month + 2.25%), 7/17/2025	7,285,000	7,035,197
			12,394,067
	Real Estate — 0.3%
	Equity Real Estate Investment Trusts — 0.3%
[m]	CoreCivic, Inc., 5.50% (LIBOR 1 Month + 4.50%), 12/18/2024	2,887,500	2,829,750
[m]	GEO Group, Inc., 2.75% (LIBOR 1 Month + 2.00%), 3/23/2024	4,564,524	4,184,802
			7,014,552
See notes to financial statements.	Thornburg Fixed Income Funds Annual Report | 59

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2020
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Semiconductors & Semiconductor Equipment — 0.3%
	Information Technology Services — 0.3%
[m]	Xperi Corporation, 4.147% (LIBOR 3 Month + 4.00%), 6/1/2025	$ 6,221,250	$ 6,052,779
			6,052,779
	Software & Services — 0.6%
	Internet Software & Services — 0.3%
[m]	Dun & Bradstreet Corporation (The), 3.895% (LIBOR 1 Month + 3.75%), 2/6/2026	6,477,450	6,402,959
	Software — 0.3%
[m]	LogMeIn, Inc., 4.906% (3 Month LIBOR + 4.75%), 8/31/2027	1,831,000	1,766,348
[l]	Sophia, L.P., 9/22/2027	5,064,000	5,027,286
			13,196,593
	Telecommunication Services — 0.6%
	Diversified Telecommunication Services — 0.6%
[m]	Colorado Buyer, Inc., 8.25% (LIBOR 6 Month + 7.25%), 5/1/2025	3,000,000	1,540,770
	Intelsat Jackson Holdings S.A.,
[f,m]	6.50% (PRIME + 5.50%), 1/2/2024	9,800,000	9,861,250
[f,l,m]	8.75% (LIBOR 3 Month + 5.50%), 7/13/2022	736,785	748,449
			12,150,469
	Total Loan Participations (Cost $111,069,301)		110,089,952
	Warrant — 0.0%
	Semiconductors & Semiconductor Equipment — 0.0%
	Semiconductors & Semiconductor Equipment — 0.0%
[a,b]	Mood Media, LLC, expire 7/31/2025	11,754,273	66,611
			66,611
	Total Warrants (Cost $3,806,457)		66,611
	Short-Term Investments — 9.6%
[n]	Thornburg Capital Management Fund	21,146,266	211,462,661
	Total Short-Term Investments (Cost $211,462,661)		211,462,661
	Total Investments — 99.1% (Cost $2,138,452,996)		$2,178,002,334
	Other Assets Less Liabilities — 0.9%		19,230,327
	Net Assets — 100.0%		$2,197,232,661

Outstanding Forward Currency Contracts To Buy Or Sell At September 30, 2020
Contract Description	Contract Party*	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	SSB	Sell	2,792,800	3/23/2021	3,287,239	$ 5,282	$ —

Net unrealized appreciation (depreciation)						$ 5,282

*	Counterparty includes State Street Bank and Trust Company ("SSB").

Footnote Legend
a	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
b	Non-income producing.
c	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
d	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on September 30, 2020.
e	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2020, the aggregate value of these securities in the Fund’s portfolio was $1,309,042,994, representing 59.58% of the Fund’s net assets.
f	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
g	When-issued security.
60 | Thornburg Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2020
h	Segregated as collateral for a when-issued security.
i	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at September 30, 2020.
j	Bond in default.
k	Interest only.
l	This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be effective at the time of settlement and will be based upon the London-Interbank Offered Rate ("LIBOR") plus a premium which was determined at the time of purchase.
m	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at September 30, 2020.
n	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ARM	Adjustable Rate Mortgage
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Rate
EUR	Denominated in Euro
FCB	Farm Credit Bank
GO	General Obligation
IDR	Denominated in Indonesian Rupiah
IO	Interest Only Security
LIBOR	London Interbank Offered Rates
Mtg	Mortgage
MTN	Medium-Term Note
MXN	Denominated in Mexican Peso
PIK	Payment-in-kind
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
SPV	Special Purpose Vehicle
UMBS	Uniform Mortgage Backed Securities
VA	Veterans Affairs
See notes to financial statements.	Thornburg Fixed Income Funds Annual Report | 61

Statements of Assets and Liabilities
September 30, 2020
	THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	THORNBURG LIMITED TERM INCOME FUND	THORNBURG ULTRA SHORT INCOME FUND	THORNBURG STRATEGIC INCOME FUND
ASSETS
Investments at cost
Non-affiliated issuers	$ 352,939,847	$ 7,246,239,644	$ 30,555,881	$ 1,926,990,335
Non-controlled affiliated issuers	-	902,817,411	7,005,333	211,462,661
Investments at value
Non-affiliated issuers	361,492,834	7,520,020,781	31,032,078	1,966,539,673
Non-controlled affiliated issuers	-	902,817,411	7,005,333	211,462,661
Cash	-	1,797,216	-	2,601,712
Unrealized appreciation on forward currency contracts	-	-	-	5,282
Receivable for investments sold	-	163,000	-	10,673,581
Receivable for fund shares sold	2,396,470	76,549,339	127,903	12,918,404
Receivable from investment advisor	-	-	9,772	-
Dividends receivable	157	73,194	447	162,662
Principal and interest receivable	970,879	34,058,442	81,488	15,828,043
Prepaid expenses and other assets	89,149	571,999	25,196	231,115
Total Assets	364,949,489	8,536,051,382	38,282,217	2,220,423,133
Liabilities
Payable for investments purchased	-	23,746,418	1,817,885	17,820,532
Payable for fund shares redeemed	1,540,673	10,028,834	15,437	3,080,917
Payable to investment advisor and other affiliates	166,243	3,032,989	-	966,795
Accounts payable and accrued expenses	100,121	699,480	71,202	380,727
Dividends payable	92,724	1,761,135	1,701	953,164
Total Liabilities	1,899,761	39,268,856	1,906,225	23,202,135
Commitments and contingencies
Unrealized appreciation on unfunded commmitments	-	-	-	11,663
Net Assets	$ 363,049,728	$ 8,496,782,526	$ 36,375,992	$ 2,197,232,661
NET ASSETS CONSIST OF
Net capital paid in on shares of beneficial interest	$ 367,240,701	$ 8,132,754,953	$ 35,786,713	$ 2,160,683,670
Distributable earnings (accumulated loss)	(4,190,973)	364,027,573	589,279	36,548,991
Net Assets	$ 363,049,728	$ 8,496,782,526	$ 36,375,992	$ 2,197,232,661
62   |  Thornburg Fixed Income Funds Annual Report

Statements of Assets and Liabilities, Continued
September 30, 2020
	THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	THORNBURG LIMITED TERM INCOME FUND	THORNBURG ULTRA SHORT INCOME FUND	THORNBURG STRATEGIC INCOME FUND
NET ASSET VALUE
Class A Shares:
Net assets applicable to shares outstanding	$ 86,954,615	$ 768,798,347	$ 8,126,858	$ 249,520,146
Shares outstanding	6,499,797	54,360,137	645,594	20,385,090
Net asset value and redemption price per share	$ 13.38	$ 14.14	$ 12.59	$ 12.24
Maximum offering price per share (net asset value, plus 2.25% of offering price)	$ 13.69 *	$ 14.47 *	$ 12.88 *	$ 12.82 **
Class C Shares:
Net assets applicable to shares outstanding	17,993,530	412,658,359	-	103,301,786
Shares outstanding	1,337,050	29,224,309	-	8,454,677
Net asset value and redemption price per share***	13.46	14.12	-	12.22
Class I Shares:
Net assets applicable to shares outstanding	243,793,278	6,999,910,990	28,249,134	1,758,842,584
Shares outstanding	18,224,040	494,829,172	2,245,336	144,121,875
Net asset value and redemption price per share	13.38	14.15	12.58	12.20
Class R3 Shares:
Net assets applicable to shares outstanding	9,222,192	61,040,916	-	1,105,225
Shares outstanding	688,950	4,313,099	-	90,430
Net asset value and redemption price per share	13.39	14.15	-	12.22
Class R4 Shares:
Net assets applicable to shares outstanding	2,779,108	6,413,143	-	1,633,155
Shares outstanding	207,803	453,688	-	133,698
Net asset value and redemption price per share	13.37	14.14	-	12.22
Class R5 Shares:
Net assets applicable to shares outstanding	2,307,005	149,321,864	-	43,715,050
Shares outstanding	172,325	10,558,639	-	3,579,804
Net asset value and redemption price per share	13.39	14.14	-	12.21
Class R6 Shares:
Net assets applicable to shares outstanding	-	98,638,907	-	39,114,715
Shares outstanding	-	6,959,799	-	3,195,259
Net asset value and redemption price per share	-	14.17	-	12.24

*	The sales load was 1.50% from October 1, 2019 thru September 29, 2020 and was changed to the current rate on September 30, 2020.
**	Net asset value, plus 4.50% of offering price.
***	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
Thornburg Fixed Income Funds Annual Report  |  63

Statements of Operations
Year Ended September 30, 2020
	THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	THORNBURG LIMITED TERM INCOME FUND	THORNBURG ULTRA SHORT INCOME FUND	THORNBURG STRATEGIC INCOME FUND
INVESTMENT INCOME
Dividend income
Non-affiliated issuers	$ 13,646	$ -	$ -	$ 1,638,573
Non-controlled affiliated issuers	-	2,200,407	34,250	2,101,076
Interest income	5,675,941	172,080,842	773,174	71,658,873
Total Income	5,689,587	174,281,249	807,424	75,398,522
EXPENSES
Investment management fees	1,081,141	20,723,267	128,014	11,636,292
Administration fees	255,780	5,714,454	28,393	1,545,596
Distribution and service fees
Class A Shares	181,449	1,570,141	13,515	549,689
Class C Shares	83,102	1,812,802	-	1,096,763
Class R3 Shares	45,853	339,561	-	6,319
Class R4 Shares	6,633	14,217	-	3,329
Transfer agent fees
Class A Shares	69,300	507,592	32,506	183,084
Class C Shares	9,734	210,165	-	80,951
Class I Shares	127,730	3,969,844	17,191	1,165,747
Class R3 Shares	11,354	46,128	-	2,531
Class R4 Shares	8,767	22,632	-	8,734
Class R5 Shares	12,077	264,097	-	52,449
Class R6 Shares	-	12,020	-	5,594
Registration and filing fees
Class A Shares	14,413	30,408	16,517	17,270
Class C Shares	12,939	19,574	-	13,862
Class I Shares	16,395	113,700	17,300	62,595
Class R3 Shares	13,050	13,792	-	13,153
Class R4 Shares	13,134	13,536	-	13,292
Class R5 Shares	12,995	14,066	-	13,275
Class R6 Shares	-	13,418	-	13,223
Custodian fees	67,893	346,049	64,873	213,901
Professional fees	49,726	153,602	58,521	124,959
Trustee and officer fees	18,617	432,105	2,155	118,325
Other expenses	36,920	539,580	12,685	174,822
Total Expenses	2,149,002	36,896,750	391,670	17,115,755
Less:
Expenses reimbursed	(66,515)	(1,423,152)	(111,628)	(1,596,037)
Investment management fees waived	-	-	(106,324)	(3,059,462)
Net Expenses	2,082,487	35,473,598	173,718	12,460,256
Net Investment Income (Loss)	$ 3,607,100	$ 138,807,651	$ 633,706	$ 62,938,266
64   |  Thornburg Fixed Income Funds Annual Report

Statements of Operations, Continued
Year Ended September 30, 2020
	THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	THORNBURG LIMITED TERM INCOME FUND	THORNBURG ULTRA SHORT INCOME FUND	THORNBURG STRATEGIC INCOME FUND
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Non-affiliated issuer investments	$ 959,377	$ 112,069,566	$ 159,418	$ 19,578,990
Forward currency contracts	-	-	-	(253,541)
Foreign currency transactions	-	-	-	20,153
Net realized gain (loss)	959,377	112,069,566	159,418	19,345,602
Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuers investments	6,172,607	184,146,634	152,074	33,571,367
Forward currency contracts	-	-	-	(112,173)
Foreign currency translations	-	-	-	2,460
Change in net unrealized appreciation (depreciation)	6,172,607	184,146,634	152,074	33,461,654
Net Realized and Unrealized Gain (Loss)	7,131,984	296,216,200	311,492	52,807,256
Change in Net Assets Resulting from Operations	$ 10,739,084	$ 435,023,851	$ 945,198	$ 115,745,522
See notes to financial statements.
Thornburg Fixed Income Funds Annual Report  |  65

Statements of Changes in Net Assets

	THORNBURG LIMITED TERM U.S. GOVERNMENT FUND		THORNBURG LIMITED TERM INCOME FUND
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 3,607,100	$ 3,769,019	$ 138,807,651	$ 140,405,650
Net realized gain (loss)	959,377	(533,177)	112,069,566	40,927,563
Net change in unrealized appreciation (depreciation)	6,172,607	8,550,764	184,146,634	140,547,442
Net Increase (Decrease) in Net Assets Resulting from Operations	10,739,084	11,786,606	435,023,851	321,880,655
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(1,088,304)	(1,199,716)	(16,819,606)	(15,727,847)
Class C Shares	(203,518)	(255,887)	(9,033,756)	(9,006,464)
Class I Shares	(3,276,526)	(2,750,402)	(150,085,898)	(112,128,865)
Class R3 Shares	(129,884)	(151,499)	(1,693,873)	(1,869,318)
Class R4 Shares	(37,348)	(38,072)	(156,081)	(212,808)
Class R5 Shares	(26,237)	(25,660)	(3,822,501)	(3,178,918)
Class R6 Shares	-	-	(2,558,644)	(1,237,001)
FUND SHARE TRANSACTIONS
Class A Shares	19,305,043	(5,683,527)	100,507,407	(55,963,967)
Class C Shares	2,021,887	(4,644,010)	42,742,513	(96,148,218)
Class I Shares	94,687,939	9,185,352	2,342,418,095	633,212,444
Class R3 Shares	(147,783)	(143,550)	(5,953,611)	(26,586,996)
Class R4 Shares	429,413	(289,505)	(1,808,601)	(214,678)
Class R5 Shares	1,374,063	187,963	37,267,857	(10,373,438)
Class R6 Shares	-	-	34,109,655	29,403,168
Net Increase (Decrease) in Net Assets	123,647,829	5,978,093	2,800,136,807	651,847,749
NET ASSETS
Beginning of Year	239,401,899	233,423,806	5,696,645,719	5,044,797,970
End of Year	$ 363,049,728	$ 239,401,899	$ 8,496,782,526	$ 5,696,645,719
See notes to financial statements.
66   |  Thornburg Fixed Income Funds Annual Report

Statements of Changes in Net Assets, Continued

	THORNBURG ULTRA SHORT INCOME FUND		THORNBURG STRATEGIC INCOME FUND
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 633,706	$ 820,295	$ 62,938,266	$ 48,095,037
Net realized gain (loss)	159,418	122,581	19,345,602	5,209,645
Net change in unrealized appreciation (depreciation)	152,074	476,950	33,461,654	25,866,150
Net Increase (Decrease) in Net Assets Resulting from Operations	945,198	1,419,826	115,745,522	79,170,832
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(159,045)	(198,275)	(7,184,136)	(6,894,360)
Class C Shares	-	-	(2,749,238)	(3,682,212)
Class I Shares	(621,189)	(631,318)	(49,465,381)	(36,220,081)
Class R3 Shares	-	-	(37,522)	(59,577)
Class R4 Shares	-	-	(40,053)	(47,973)
Class R5 Shares	-	-	(1,183,705)	(316,965)
Class R6 Shares	-	-	(874,952)	(448,157)
FUND SHARE TRANSACTIONS
Class A Shares	87,189	721,326	28,075,890	12,482,392
Class C Shares	-	-	(18,368,245)	(34,400,304)
Class I Shares	3,253,888	1,670,436	573,823,914	355,456,316
Class R3 Shares	-	-	(553,775)	(347,860)
Class R4 Shares	-	-	324,328	(926,459)
Class R5 Shares	-	-	31,573,177	3,578,573
Class R6 Shares	-	-	16,927,688	11,717,095
Net Increase (Decrease) in Net Assets	3,506,041	2,981,995	686,013,512	379,061,260
NET ASSETS
Beginning of Year	32,869,951	29,887,956	1,511,219,149	1,132,157,889
End of Year	$ 36,375,992	$ 32,869,951	$ 2,197,232,661	$ 1,511,219,149
See notes to financial statements.
Thornburg Fixed Income Funds Annual Report  |  67

Notes to Financial Statements
September 30, 2020
NOTE 1 – ORGANIZATION
Thornburg Limited Term U.S. Government Fund (the “Limited Term U.S. Government Fund”), Thornburg Limited Term Income Fund (the “Limited Term Income Fund”), Thornburg Ultra Short Income Fund (the “Ultra Short Income Fund”, prior to September 30, 2020, the Low Duration Income Fund) and Thornburg Strategic Income Fund (the “Strategic Income Fund”), collectively the (“Funds”), are diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds are currently four of twenty-two separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it.
Limited Term U.S. Government Fund: The Fund’s primary objective is to provide a high level of current income as is consistent, in the view of the Trust’s investment advisor, Thornburg Investment Management, Inc. (the “Advisor”), with safety of capital. As a secondary objective, the Fund seeks to reduce changes in its share price compared to longer term portfolios. The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, prepayment and extension risk, credit risk, market and economic risk, liquidity risk, and structured products risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Limited Term Income Fund: The Fund’s primary objective is to provide a high level of current income as is consistent, in the view of the Advisor, with safety of capital. As a secondary objective, the Fund seeks to reduce changes in its share price compared to longer term portfolios. The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, prepayment and extension risk, credit risk, market and economic risk, risks affecting specific issuers, foreign investment risk, liquidity risk, and structured products risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Ultra Short Income Fund: The Fund’s primary objective is to seek current income, consistent with preservation of capital. The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, prepayment and extension risk, credit risk, high yield risk, market and economic risk, risks affecting specific issuers, foreign investment risk, liquidity risk, structured products risk and derivatives risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Strategic Income Fund: The Fund’s primary objective is to seek a high level of current income. As a secondary objective, the Fund seeks some long-term capital appreciation. The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, prepayment and extension risk, credit risk, high-yield risk, market and economic risk, risks affecting specific issuers, liquidity risk, small and mid-cap company risk, foreign investment risk, developing country risk, structured products risk, and derivatives risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
All countries are vulnerable economically to the impact of a public health crisis, such as the novel virus known as COVID-19. Such crises may depress consumer demand, disrupt supply chains, slow economic growth, and potentially lead to market closures, travel restrictions, government-imposed shutdowns, and quarantines, all of which could adversely affect the economies of many of the markets in which the Funds invest, and which could in turn lead to declines in the value of the Funds’ invest, and which could in turn lead to declines in the value of the Funds’ investments or decrease the liquidity of those investments.
As of September 30, 2020, the Funds currently offer from one to seven classes of shares of beneficial interest.
Each class of shares of the Funds represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge, but bear both a service fee and a distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase but bear a service fee, (vi) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, each Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including administration fees, transfer agent fees, government registration fees, certain printing and postage costs, and legal expenses. Currently, class specific expenses of the Funds are limited to distribution and service fees, transfer agent fees, and certain registration and filing fees.
At September 30, 2020, the following class of shares are offered in each respective Fund:
	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6
Limited Term U.S. Government Fund	X	X	X	X	X	X
Limited Term Income Fund	X	X	X	X	X	X	X
Ultra Short Income Fund	X		X
Strategic Income Fund	X	X	X	X	X	X	X
68   |  Thornburg Fixed Income Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2020
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by each of the Funds in the preparation of its financial statements. Each Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated daily among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income dividends, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends and distributions are paid and are reinvested in additional shares of the Funds at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Funds purchase or sell foreign investments, they will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.
The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. These amounts are included in foreign currency transactions in the Statement of Operations.
Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Funds. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to first call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income in the Statement of Operations.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
Repurchase Agreements: The Funds may invest excess cash in repurchase agreements whereby the Funds purchase investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.
Security Valuation: All investments in securities held by the Funds are valued as described in Note 3.
Thornburg Fixed Income Funds Annual Report  |  69

Notes to Financial Statements, Continued
September 30, 2020
Unfunded Loan Commitments: The Strategic Income Fund has entered into a loan commitment Malamute Energy, Inc., of which, at September 30, 2020, $21,687 of the $43,391 par commitment had been funded. The maturity date is December 31, 2020. The Strategic Income Fund has entered into a loan commitment Intelsat Jackson Holdings S.A., of which, at September 30, 2020, $736,785 of the $1,473,571 par commitment had been funded. The maturity date is December 31, 2020.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
When-Issued and Delayed Delivery Transactions: The Funds may engage in when-issued or delayed delivery transactions. To the extent the Funds engage in such transactions, they will do so for the purpose of acquiring portfolio investments consistent with the Funds’ investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Funds make a commitment to purchase an investment on a when-issued or delayed delivery basis, the Funds will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Funds’ records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date. The values of these securities held at September 30, 2020 are detailed in the Schedule of Investments.
NOTE 3 – SECURITY VALUATION
Valuation of the Funds’ portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees with obtaining fair market values for portfolio investments, evaluating and monitoring professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assisting in calculating fair values for portfolio investments in certain circumstances, and performing other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, reviews the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Funds would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Funds upon a sale of the investment, and the difference could be material to the Funds’ financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.
In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity
70   |  Thornburg Fixed Income Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2020
investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.
Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.
Debt obligations held by the Funds which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Funds, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Funds are likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.
Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Funds may be traded on days and at times when the Funds are not open for business. Consequently, the value of Funds’ investments may be significantly affected on days when shareholders cannot purchase or sell Funds’ shares.
Valuation Hierarchy: The Funds categorize their investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Funds’ investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Funds are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
Thornburg Fixed Income Funds Annual Report  |  71

Notes to Financial Statements, Continued
September 30, 2020
The following tables display a summary of the fair value hierarchy measurements of each Fund’s investments as of September 30, 2020:
LIMITED TERM U.S. GOVERNMENT FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Corporate Bonds	$ 3,902,780	$ —	$ 3,902,780	$ —
U.S. Treasury Securities	47,222,545	47,222,545	—	—
U.S. Government Agencies	30,336,946	—	30,336,946	—
Mortgage Backed	255,342,386	—	255,342,386	—
Short-Term Investments	24,688,177	8,688,718	15,999,459	—
Total Investments in Securities	$ 361,492,834	$ 55,911,263	$ 305,581,571	$ —
Total Assets	$ 361,492,834	$ 55,911,263	$ 305,581,571	$ —
LIMITED TERM INCOME FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Asset Backed Securities	$ 1,766,102,859	$ —	$ 1,727,573,957	$ 38,528,902
Corporate Bonds	2,845,878,073	—	2,845,878,073	—
Convertible Bonds	5,115,029	—	5,115,029	—
Municipal Bonds	65,379,977	—	65,379,977	—
Other Government	18,628,634	—	18,628,634	—
U.S. Treasury Securities	810,240,595	810,240,595	—	—
U.S. Government Agencies	69,751,437	—	69,751,437	—
Mortgage Backed	1,934,283,047	—	1,934,283,047	—
Loan Participations	4,641,130	—	4,641,130	—
Short-Term Investments	902,817,411	902,817,411	—	—
Total Investments in Securities	$ 8,422,838,192	$ 1,713,058,006	$ 6,671,251,284	$ 38,528,902(a)
Total Assets	$ 8,422,838,192	$ 1,713,058,006	$ 6,671,251,284	$ 38,528,902
(a) Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended September 30, 2020 is not presented.
ULTRA SHORT INCOME FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Asset Backed Securities	$ 18,886,555	$ —	$ 18,640,987	$ 245,568
Corporate Bonds	8,207,189	—	8,207,189	—
Municipal Bonds	322,573	—	322,573	—
U.S. Treasury Securities	325,104	325,104	—	—
U.S. Government Agencies	143,229	—	143,229	—
Mortgage Backed	3,147,428	—	3,147,428	—
Short-Term Investments	7,005,333	7,005,333	—	—
Total Investments in Securities	$ 38,037,411	$ 7,330,437	$ 30,461,406	$ 245,568(a)
Total Assets	$ 38,037,411	$ 7,330,437	$ 30,461,406	$ 245,568
(a) Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended September 30, 2020 is not presented.
72  |  Thornburg Fixed Income Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2020
STRATEGIC INCOME FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 1,152,244	$ —	$ —	$ 1,152,244
Preferred Stock	13,294,668	3,625,668	9,669,000	—
Asset Backed Securities	503,992,299	—	467,485,554	36,506,745
Corporate Bonds	916,709,298	—	916,488,871	220,427
Convertible Bonds	34,256,466	—	34,256,466	—
Municipal Bonds	13,852,099	—	13,852,099	—
Other Government	8,611,210	—	8,611,210	—
U.S. Treasury Securities	23,498,109	23,498,109	—	—
U.S. Government Agencies	4,026,750	—	4,026,750	—
Mortgage Backed	336,989,967	—	333,889,539	3,100,428
Loan Participations	110,089,952	—	109,819,515	270,437
Warrant	66,611	—	—	66,611
Short-Term Investments	211,462,661	211,462,661	—	—
Total Investments in Securities	$ 2,178,002,334	$ 238,586,438	$ 1,898,099,004	$ 41,316,892(a)
Other Financial Instruments
Forward Currency Contracts	$ 5,282	$ —	$ 5,282	$ —
Total Assets	$ 2,178,007,616	$ 238,586,438	$ 1,898,104,286	$41,316,892

(a) In accordance with the guidance prescribed in Accounting Standards Update ("ASU") No. 2011-04, the following table displays a summary of the valuation techniques and unobservable inputs used to value portfolio securities characterized as Level 3 investments for the period ended at September 30, 2020.

	FAIR VALUE AT September 30, 2020	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT	RANGE (WEIGHTED AVERAGE)
Common Stock	$ 1,152,244	Reference instrument	Discount for lack of marketability	50.00-52.46%/(52.44%) (a)
Asset-Backed Securities	32,455,945	Purchase price	Purchase price	$100.00-46,250.00/($15,852.72)
	3,964,000	Discounted cash flows	Yield (Discount rate of cash flows)	8.0%/(N/A)
	86,800	Discounted cash flows	Credit spread	3.0%/(N/A)
Corporate Bond	200,000	Recovery analysis	Expected recovery	$10.00/(N/A)
	20,427	Recovery analysis	Expected recovery	$2.00/(N/A) (a)
Loan Participations	21,687	Reference instrument	Expected recovery	$100.00/(N/A) (a)
	248,750	Purchase price	Purchase price	$99.50/(N/A)
Mortgage Backed	3,100,428	Purchase price	Purchase price	$0.35-12.24/($8.69)
Warrants	66,611	Reference instrument	Expected recovery	$0.0057/(N/A)
Total	$ 41,316,892
(a) Represents price used after factoring in market impact including discounts, as applicable.
Thornburg Fixed Income Funds Annual Report  |  73

Notes to Financial Statements, Continued
September 30, 2020
A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2020 is as follows:
STRATEGIC INCOME FUND	COMMON STOCK	MORTGAGE BACKED	ASSET BACKED SECURITIES	CORPORATE BONDS	LOAN PARTICIPATIONS	WARRANTS	TOTAL (e)
Beginning Balance 9/30/2019	$ 8,893	$ 46,280	$ 4,784,651	$ 10,672,785	$ 21,360	$ –	$ 15,533,969
Accrued Discounts (Premiums)	–	(6,575)	(367,457)	32,613	–	–	(341,419)
Net Realized Gain (Loss)(a)	–	(85)	16,393	107,515	–	–	123,823
Gross Purchases	2,404,878	3,100,428	32,455,945	810,945	249,077	3,806,456	42,827,729
Gross Sales	–	(46,280)	(756,113)	(4,602,561)	–	–	(5,404,954)
Net Change in Unrealized Appreciation (Depreciation)(b)(c)	(1,261,527)	6,660	373,326	461,763	–	(3,739,845)	(4,159,623)
Transfers into Level 3(d)	–	–	–	–	–	–	–
Transfers out of Level 3(d)	–	–	–	(7,262,633)	–	–	(7,262,633)
Ending Balance 9/30/2020	$ 1,152,244	$ 3,100,428	$ 36,506,745	$ 220,427	$ 270,437	$ 66,611	$ 41,316,892

(a)	Amount of net realized gain (loss) from investments recognized in income is included in the Fund’s Statement of Operations for the year ended September 30, 2020.
(b)	Amount of net change in unrealized appreciation (depreciation) on investments recognized in income is included in the Fund’s Statement of Operations for the year ended September 30, 2020.
(c)	The net change in unrealized appreciation (depreciation) attributable to securities owned at September 30, 2020, which were valued using significant unobservable inputs, was $(4,608,046). This is included within net change in unrealized appreciation (depreciation) on investments in the Fund’s the Statement of Operations for the year ended September 30, 2020.
(d)	Transfers into or out of Level 3 were out of or into Level 2, and were due to changes in other significant observable inputs available during the year ended September 30, 2020. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.
(e)	Level 3 investments represent 1.88% of total net assets at the year ended September 30, 2020. Significant fluctuations of the unobservable inputs applied to portfolio securities characterized as Level 3 investments could be expected to increase or decrease the fair value of these portfolio securities.
NOTE 4 – INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment management agreement, the Advisor serves as the investment advisor and performs services for the Funds for which the fees are payable at the end of each month. Under the investment advisory agreement, each Fund pays the Advisor a management fee based on the average daily net assets of the Funds at an annual rate as shown in the following table:
LIMITED TERM U.S. GOVERNMENT FUND		LIMITED TERM INCOME FUND		ULTRA SHORT INCOME FUND*		STRATEGIC INCOME FUND
DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE
Up to $1 billion	0.375%	Up to $500 million	0.500%	Up to $5 billion	0.250%	Up to $500 million	0.750%
Next $1 billion	0.325	Next $500 million	0.450	Next $5 billion	0.225	Next $500 million	0.675
Over $2 billion	0.275	Next $500 million	0.400	Over $10 billion	0.200	Next $500 million	0.625
		Next $500 million	0.350			Next $500 million	0.575
		Over $2 billion	0.275			Over $2 billion	0.500

*	The management fee rates for Ultra Short Income Fund were changed on 9/30/2020 and the table reflects these rates. The management fee rates from October 1, 2019 through September 29, 2020 were 0.400% up to $1 billion; 0.300% for the next $500 million; 0.250% for the next $500 million; and 0.225% for amounts over $2 billion.
The Funds’ effective management fees of as a percentage of the Funds’ average daily net assets (before applicable management fee waivers) for the year ended September 30, 2020 were as shown in the following table. Total management fees incurred by the Funds for the year ended September 30, 2020 are set forth in the Statement of Operations.
Effective Management Fee
Limited Term U.S. Government Fund	0.375%
Limited Term Income Fund	0.322
Ultra Short Income Fund	0.400
Strategic Income Fund	0.667
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Notes to Financial Statements, Continued
September 30, 2020
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Funds’ shares. The fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:
Administrative Services Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Funds. Total administrative services fees incurred by each class of shares of the Funds for the year ended September 30, 2020, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Funds’ shares. For the year ended September 30, 2020, the Distributor has advised the Funds that they earned net commissions from the sale of Class A shares and collected contingent deferred sales charges ("CDSC Fees") from redemptions of Class C shares as follows:
	Commissions	CDSC fees
Limited Term U.S. Government Fund	$ 2,019	$ 997
Limited Term Income Fund	12,504	21,532
Ultra Short Income Fund	173	—
Strategic Income Fund	43,536	11,497
Pursuant to a service plan under Rule 12b-1 of the 1940 Act, the Funds may reimburse to the Distributor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to the applicable Class A, Class C, Class I, Class R3, Class R4, and Class R5 shares of the Limited Term U.S. Government Fund, Limited Term Income Fund and Strategic Income Fund and .20 of 1% per annum of the average daily net assets attributable to the applicable Class A and Class I of the Ultra Short Income Fund for payments made by the Distributor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2020, there were no 12b-1 service plan fees charged for Class I or Class R5 shares. Class R6 shares are not subject to a service plan. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of each Funds’ shares and shareholder services.
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Funds’ Class C and Class R3 shares, under which the Funds compensate the Distributor for services in promoting the sale of Class C and R3 shares of the Funds at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C shares of Limited Term U.S. Government Fund and Limited Term Income Fund, and .75 of 1% per annum of the average daily net assets attributable to Class C shares of Strategic Income Fund, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Funds under their respective service and distribution plans for the year ended September 30, 2020 are set forth in the Statements of Operations.
The Advisor has contractually agreed to waive fees and reimburse expenses incurred by the Funds. The agreement may be terminated by the Funds at any time, but may not be terminated by the Advisor before February 1, 2021 as to the Limited Term U.S Government Fund, Strategic Income Fund, or the Class R3, R4, R5, or R6 shares of the Limited Term Income Fund, and may not be terminated by the Advisor before September 30, 2021 as to the Ultra Short Income Fund or the Class I shares of the Limited Term Income Fund, unless the Advisor ceases to be the investment advisor to the Funds prior to such dates. The Advisor may recoup amounts waived or reimbursed during the year ended September 30, 2020 if, during the fiscal year, expenses fall below the contractual limit that was in place at the time these fees and expenses were waived or reimbursed. The Advisor will not recoup fees or expenses as described in the preceding sentence if that recoupment would cause the Fund’s total annual operating expenses (after the recoupment is taken into account) to exceed the lesser of: (a) the expense cap that was in place at the time the waiver or reimbursement occurred; or (b) the expense cap that is in place at the time of the recoupment.
Thornburg Fixed Income Funds Annual Report  |  75

Notes to Financial Statements, Continued
September 30, 2020
Actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus as shown on the following table:
	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6
Limited Term U.S. Government Fund	—%	—%	—%	0.99%	0.99%	0.67%	—%
Limited Term Income Fund	—	—	0.49	0.99	0.99	0.49	0.42
Ultra Short Income Fund*	0.50	—	0.30	—	—	—	—
Strategic Income Fund	1.05	1.80	0.60	1.25	1.25	0.60	0.53

*	The Advisor agreed to waive fees for the Ultra Short Fund at the fee rates reflected in the table on 9/30/2020. For the periods between October 1, 2019 through September 29, 2020 the Advisor agreed to waive rates as follows: Class A – 0.70% and Class I – 0.50%.
For the year ended September 30, 2020, the Advisor contractually reimbursed certain class specific expenses and distribution fees and voluntarily waived Fund level investment advisory fees as follows:
Contractual:	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Total
Limited Term U.S. Government Fund	$ —	$ —	$ —	$ 27,546	$ 16,187	$ 22,782	$ —	$ 66,515
Limited Term Income Fund	—	—	1,140,026	21,945	18,768	204,540	37,873	1,423,152
Ultra Short Income Fund	54,734	—	56,894	—	—	—	—	111,628
Strategic Income Fund	242,979	121,541	2,943,437	15,401	18,417	107,520	65,613	3,514,908
Voluntary:	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Total
Ultra Short Income Fund	$ 22,447	$ —	$ 83,877	$ —	$ —	$ —	$ —	$ 106,324
Strategic Income Fund	144,015	71,764	886,466	826	873	21,254	15,393	1,140,591
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations.
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations.
The percentage of direct investments in the Funds held by the Trustees, officers of the Trust, and the Advisor is approximately as follows.
Percentage of Direct Investments
Limited Term U.S. Government Fund	9.96%
Limited Term Income Fund	0.06
Ultra Short Income Fund	26.49
Strategic Income Fund	0.75
The Funds may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended at September 30, 2020, the Rule 17a-7 purchases, sales and gains/(losses) were as follows.
	Purchases	Sales	Realized gains/(losses)
Limited Term U.S. Government Fund	$ 18,015,024	$ 1,336,324	$ —
Limited Term Income Fund	235,285	8,264,696	224,879
Ultra Short Income Fund	151,271	653,597	30,291
Strategic Income Fund	—	7,107,831	147,575
Shown below are holdings of voting securities of each portfolio company which is considered "affiliated" to the Funds under the 1940 Act, including companies for which the Funds’ holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Funds’ invested for cash management purposes during the period:
LIMITED TERM INCOME FUND	Market Value 9/30/19	Purchases at Cost	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appr./(Depr.)	Market Value 9/30/20	Dividend Income
Thornburg Capital Mgmt. Fund	$ -	$3,461,681,495	$(2,558,864,084)	$-	$-	$902,817,411	$2,200,407
76   |  Thornburg Fixed Income Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2020
ULTRA SHORT INCOME FUND	Market Value 9/30/19	Purchases at Cost	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appr./(Depr.)	Market Value 9/30/20	Dividend Income
Thornburg Capital Mgmt. Fund	$ 4,400,701	$ 31,253,058	$ (28,648,426)	$-	$-	$ 7,005,333	$ 34,250
STRATEGIC INCOME FUND
Thornburg Capital Mgmt. Fund	$202,542,770	$ 941,377,721	$ (932,457,830)	$-	$-	$211,462,661	$2,101,076
NOTE 5 – TAXES
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Funds. Therefore, no provision for federal income or excise tax is required.
The Funds file income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Funds’ tax return filings generally remains open for the three years following a return’s filing date. The Funds have analyzed each uncertain tax position believed to be material in the preparation of the Funds’ financial statements for the fiscal year ended September 30, 2020, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Funds have not identified any such position for which an asset or liability must be reflected in the Statements of Assets and Liabilities.
At September 30, 2020, information on the tax components of capital were as follows:
	Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Limited Term U.S. Government Fund	$ 352,942,853	$ 8,768,332	$ (218,351)	$ 8,549,981
Limited Term Income Fund	8,149,594,151	294,038,686	(20,794,645)	273,244,041
Ultra Short Income Fund	37,561,215	502,763	(26,567)	476,196
Strategic Income Fund	2,138,565,222	83,424,578	(43,982,184)	39,442,394
Temporary differences between book and tax basis appreciation (depreciation) on cost of investments is primarily attributed to tax deferral of losses on wash sales and partnership basis adjustments.
At September 30, 2020, the Fund had deferred tax basis ordinary and capital losses occurring subsequent to October 31, 2019 through September 30, 2020 per the following table. For tax purposes, such losses will be recognized in the year ending September 30, 2021.
Deferred Tax Basis
Capital Losses
Limited Term U.S. Government Fund	$ 134,877
At September 30, 2020, the Funds had cumulative tax basis capital losses from prior fiscal years as shown on the following table, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.
	Cumulative Capital Losses
	Short-Term	Long-Term
Limited Term U.S. Government Fund	$ 2,166,062	$ 10,396,604
Strategic Income Fund	—	5,289,172
During the year ended September 30, 2020, the Funds utilized capital loss carryforwards as shown in the following table.
Utilized Capital Loss Carryforwards
Strategic Income Fund	$ 16,228,509
Thornburg Fixed Income Funds Annual Report  |  77

Notes to Financial Statements, Continued
September 30, 2020
At September 30, 2020, the effect of permanent "book/tax" reclassifications resulted in increases and decreases to components of the Funds’ net assets as follows:
	Distributable Earnings	Net Capital Paid
Limited Term Income Fund	$ (9,547,103)	$ 9,547,103
These differences are primarily due to the tax treatment of equalization credits.
Foreign Withholding Taxes: The Funds are subject to foreign tax withholding imposed by certain foreign countries in which the Funds may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Funds would expect to record a receivable for such a reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Funds have recorded no such receivable because there is limited precedent for collecting such prior year reclaims in countries other than Finland, and the likelihood of collection in those other countries remains uncertain.
Deferred Foreign Capital Gain Taxes: The Funds are subject to a tax imposed on net realized gains of securities of certain foreign countries. The Funds record an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
At September 30, 2020, the Funds had undistributed tax basis ordinary investment income and undistributed tax basis capital gains as follows:
	Undistributed Tax Basis Ordinary Investment Income	Undistributed tax basis capital gains
Limited Term U.S. Government Fund	$ 49,313	$ —
Limited Term Income Fund	80,888,742	11,655,925
Ultra Short Income Fund	16,724	98,060
Strategic Income Fund	3,336,052	—
The tax character of distributions paid for the Funds during the year ended September 30, 2020, and September 30, 2019, were as follows:
	DISTRIBUTIONS FROM:
	ORDINARY INCOME		CAPITAL GAINS
	2020	2019	2020	2019
Limited Term U.S. Government Fund	$ 4,761,817	$ 4,421,236	$ —	$ —
Limited Term Income Fund	172,553,939	143,361,221	11,616,420	—
Ultra Short Income Fund	770,085	829,593	10,149	—
Strategic Income Fund	61,534,987	47,669,325	—	—
NOTE 6 – SHARES OF BENEFICIAL INTEREST
At September 30, 2020, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
	YEAR ENDED September 30, 2020		YEAR ENDED September 30, 2019
LIMITED TERM U.S. GOVERNMENT FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	2,642,451	$ 35,134,519	1,721,046	$ 22,033,056
Shares issued to shareholders in reinvestment of dividends	78,863	1,044,911	88,399	1,142,632
Shares repurchased	(1,271,682)	(16,874,387)	(2,246,645)	(28,859,215)
Net increase (decrease)	1,449,632	$ 19,305,043	(437,200)	$ (5,683,527)
78   |  Thornburg Fixed Income Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2020
	YEAR ENDED September 30, 2020		YEAR ENDED September 30, 2019
LIMITED TERM U.S. GOVERNMENT FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class C Shares
Shares sold	815,326	$ 10,884,423	318,393	$ 4,102,384
Shares issued to shareholders in reinvestment of dividends	14,039	187,126	17,901	232,658
Shares repurchased	(677,776)	(9,049,662)	(692,937)	(8,979,052)
Net increase (decrease)	151,589	$ 2,021,887	(356,643)	$ (4,644,010)
Class I Shares
Shares sold	12,998,539	$ 172,600,042	3,482,631	$ 44,982,797
Shares issued to shareholders in reinvestment of dividends	189,526	2,514,621	151,069	1,954,051
Shares repurchased	(6,056,901)	(80,426,724)	(2,934,949)	(37,751,496)
Net increase (decrease)	7,131,164	$ 94,687,939	698,751	$ 9,185,352
Class R3 Shares
Shares sold	393,691	$ 5,235,969	225,399	$ 2,909,281
Shares issued to shareholders in reinvestment of dividends	9,039	119,748	9,883	127,893
Shares repurchased	(414,384)	(5,503,500)	(246,350)	(3,180,724)
Net increase (decrease)	(11,654)	$ (147,783)	(11,068)	$ (143,550)
Class R4 Shares
Shares sold	97,858	$ 1,293,192	63,299	$ 813,546
Shares issued to shareholders in reinvestment of dividends	2,762	36,584	2,778	35,914
Shares repurchased	(67,904)	(900,363)	(88,727)	(1,138,965)
Net increase (decrease)	32,716	$ 429,413	(22,650)	$ (289,505)
Class R5 Shares
Shares sold	186,498	$ 2,474,789	184,589	$ 2,382,395
Shares issued to shareholders in reinvestment of dividends	1,776	23,610	1,872	24,305
Shares repurchased	(84,416)	(1,124,336)	(170,048)	(2,218,737)
Net increase (decrease)	103,858	$ 1,374,063	16,413	$ 187,963
	YEAR ENDED September 30, 2020		YEAR ENDED September 30, 2019
LIMITED TERM INCOME FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	25,358,970	$ 351,981,034	13,748,857	$ 184,402,206
Shares issued to shareholders in reinvestment of dividends	1,147,937	15,716,458	1,084,259	14,505,433
Shares repurchased	(19,549,412)	(267,190,085)	(19,129,192)	(254,871,606)
Net increase (decrease)	6,957,495	$ 100,507,407	(4,296,076)	$ (55,963,967)
Class C Shares
Shares sold	11,004,870	$ 152,813,009	3,281,161	$ 43,830,555
Shares issued to shareholders in reinvestment of dividends	605,039	8,263,846	615,065	8,208,672
Shares repurchased	(8,589,890)	(118,334,342)	(11,120,955)	(148,187,445)
Net increase (decrease)	3,020,019	$ 42,742,513	(7,224,729)	$ (96,148,218)
Thornburg Fixed Income Funds Annual Report  |  79

Notes to Financial Statements, Continued
September 30, 2020
	YEAR ENDED September 30, 2020		YEAR ENDED September 30, 2019
LIMITED TERM INCOME FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class I Shares
Shares sold	275,322,068	$ 3,813,138,961	131,962,699	$ 1,761,668,144
Shares issued to shareholders in reinvestment of dividends	9,432,946	129,462,434	7,121,081	95,348,794
Shares repurchased	(117,108,981)	(1,600,183,300)	(91,879,373)	(1,223,804,494)
Net increase (decrease)	167,646,033	$ 2,342,418,095	47,204,407	$ 633,212,444
Class R3 Shares
Shares sold	4,100,485	$ 56,161,846	3,355,494	$ 44,478,093
Shares issued to shareholders in reinvestment of dividends	119,427	1,633,183	132,659	1,772,552
Shares repurchased	(4,628,637)	(63,748,640)	(5,469,939)	(72,837,641)
Net increase (decrease)	(408,725)	$ (5,953,611)	(1,981,786)	$ (26,586,996)
Class R4 Shares
Shares sold	274,766	$ 3,832,830	364,786	$ 4,838,911
Shares issued to shareholders in reinvestment of dividends	8,041	109,881	8,707	116,439
Shares repurchased	(422,326)	(5,751,312)	(385,528)	(5,170,028)
Net increase (decrease)	(139,519)	$ (1,808,601)	(12,035)	$ (214,678)
Class R5 Shares
Shares sold	11,096,010	$ 152,435,476	6,573,404	$ 87,102,928
Shares issued to shareholders in reinvestment of dividends	265,764	3,640,483	229,191	3,061,860
Shares repurchased	(8,644,758)	(118,808,102)	(7,572,567)	(100,538,226)
Net increase (decrease)	2,717,016	$ 37,267,857	(769,972)	$ (10,373,438)
Class R6 Shares
Shares sold	8,117,200	$ 111,218,072	4,265,546	$ 57,037,358
Shares issued to shareholders in reinvestment of dividends	185,047	2,543,167	91,789	1,232,605
Shares repurchased	(5,772,365)	(79,651,584)	(2,169,399)	(28,866,795)
Net increase (decrease)	2,529,882	$ 34,109,655	2,187,936	$ 29,403,168
	YEAR ENDED September 30, 2020		YEAR ENDED September 30, 2019
ULTRA SHORT INCOME FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	398,979	$ 4,992,139	469,668	$ 5,773,137
Shares issued to shareholders in reinvestment of dividends	12,648	157,583	15,917	197,238
Shares repurchased	(407,526)	(5,062,533)	(425,106)	(5,249,049)
Net increase (decrease)	4,101	$ 87,189	60,479	$ 721,326
Class I Shares
Shares sold	1,014,415	$ 12,687,671	2,398,897	$ 29,598,268
Shares issued to shareholders in reinvestment of dividends	47,672	593,593	46,385	574,411
Shares repurchased	(808,165)	(10,027,376)	(2,305,834)	(28,502,243)
Net increase (decrease)	253,922	$ 3,253,888	139,448	$ 1,670,436
80   |  Thornburg Fixed Income Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2020
	YEAR ENDED September 30, 2020		YEAR ENDED September 30, 2019
STRATEGIC INCOME FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	6,387,405	$ 76,212,253	4,602,506	$ 54,164,265
Shares issued to shareholders in reinvestment of dividends	544,250	6,486,790	545,564	6,404,897
Shares repurchased	(4,618,329)	(54,623,153)	(4,105,748)	(48,086,770)
Net increase (decrease)	2,313,326	$ 28,075,890	1,042,322	$ 12,482,392
Class C Shares
Shares sold	1,813,398	$ 21,514,486	1,497,612	$ 17,532,219
Shares issued to shareholders in reinvestment of dividends	208,946	2,485,809	284,168	3,326,973
Shares repurchased	(3,565,797)	(42,368,540)	(4,716,285)	(55,259,496)
Net increase (decrease)	(1,543,453)	$ (18,368,245)	(2,934,505)	$ (34,400,304)
Class I Shares
Shares sold	84,574,669	$ 1,000,393,477	50,512,264	$ 590,315,060
Shares issued to shareholders in reinvestment of dividends	3,623,511	43,101,042	2,632,522	30,881,194
Shares repurchased	(40,057,843)	(469,670,605)	(22,772,557)	(265,739,938)
Net increase (decrease)	48,140,337	$ 573,823,914	30,372,229	$ 355,456,316
Class R3 Shares
Shares sold	36,527	$ 433,436	25,351	$ 297,418
Shares issued to shareholders in reinvestment of dividends	1,700	20,224	2,366	27,737
Shares repurchased	(87,292)	(1,007,435)	(57,329)	(673,015)
Net increase (decrease)	(49,065)	$ (553,775)	(29,612)	$ (347,860)
Class R4 Shares
Shares sold	46,177	$ 553,373	55,791	$ 650,716
Shares issued to shareholders in reinvestment of dividends	2,820	33,532	3,645	42,591
Shares repurchased	(22,782)	(262,577)	(139,493)	(1,619,766)
Net increase (decrease)	26,215	$ 324,328	(80,057)	$ (926,459)
Class R5 Shares
Shares sold	2,956,685	$ 35,300,817	629,213	$ 7,426,138
Shares issued to shareholders in reinvestment of dividends	95,753	1,137,727	24,925	292,321
Shares repurchased	(412,572)	(4,865,367)	(351,588)	(4,139,886)
Net increase (decrease)	2,639,866	$ 31,573,177	302,550	$ 3,578,573
Class R6 Shares
Shares sold	1,965,388	$ 23,771,299	1,076,161	$ 12,806,841
Shares issued to shareholders in reinvestment of dividends	23,620	281,816	19,711	231,827
Shares repurchased	(607,573)	(7,125,427)	(112,525)	(1,321,573)
Net increase (decrease)	1,381,435	$ 16,927,688	983,347	$ 11,717,095
NOTE 7 – INVESTMENT TRANSACTIONS
For the year ended September 30, 2020, the Funds had purchase and sale transactions of investments (excluding short-term investments and U.S. Government obligations) as below.
Thornburg Fixed Income Funds Annual Report  |  81

Notes to Financial Statements, Continued
September 30, 2020
	Purchases	Sales
Limited Term U.S. Government Fund	$ 213,380,466	$ 30,872,112
Limited Term Income Fund	6,094,368,071	3,185,690,380
Ultra Short Income Fund	25,276,527	13,097,662
Strategic Income Fund	1,731,077,537	917,830,138
NOTE 8 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE
SHEET RISK AND FOREIGN INVESTMENT RISK
The Funds may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Funds and how these derivatives affect the financial position, financial performance and cash flows of the Funds. The Funds do not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2020, the Funds’ principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign currency contracts. A foreign currency contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign currency contracts involve risks to the Funds, including the risk that a contract’s counterparty will not meet its obligations to the Funds, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Funds’ Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Funds may not achieve the intended benefit of entering into a contract, and may experience a loss.
The Funds entered into forward currency contracts during the year ended September 30, 2020 in the normal course of pursuing its investment objectives, with the objective of purchasing foreign investments or with the intent of reducing the risk to the value of the Funds’ foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions. The monthly average value of open forward currency sell contracts for the year ended September 30, 2020 for Strategic Income Fund was $3,047,080.
These contracts are accounted for by the Funds under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in each Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in each Fund’s Statement of Operations.
The outstanding forward currency contracts in the table located in the Strategic Income Fund’s Schedule of Investments, which were entered into with State Street Bank and Trust Company (“SSB”), were entered into pursuant to an International Swaps and Derivatives Association (“ISDA”) Master Agreement. In the event of a default or termination under the ISDA Master Agreement with SSB, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.
Because the ISDA Master Agreement with SSB does not result in an offset of reported amounts of financial assets and liabilities in the Strategic Income Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under that agreement, the Fund does not net its outstanding forward currency contracts for purposes of the disclosure in the Strategic Income Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation (depreciation) on those forward currency contracts on a gross basis in the Strategic Income Fund’s Statement of Assets and Liabilities.
The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in each Fund’s Statement of Assets and Liabilities at September 30, 2020 is disclosed in the following table:
	Type of Derivative(a)	Counter Party	Asset Derivatives	Liability Derivatives	Net Amount
Strategic Income Fund	Foreign currency contracts	SSB	$ 5,282	$ —	$ 5,282

(a)	Generally, the Statement of Assets and Liabilities location for forward currency contracts is Assets - Unrealized appreciation on forward currency contracts for asset derivatives and Liabilities - Unrealized depreciation on forward currency contracts for liabilities derivatives.
Because the Funds did not receive or post cash collateral in connection with its currency forward contracts during the period, the net amounts of each Fund’s assets and liabilities which are attributable to those contracts at September 30, 2020 can be determined by offsetting the dollar amounts shown in the asset and liability columns in the preceding table, the results of which are reflected in the "Net Amount" column. The Funds’ forward currency contracts are valued each day, and the net amounts of each Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.
82   |  Thornburg Fixed Income Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2020
The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2020 are disclosed in the following table:
		Net Realized	Net Change in Unrealized
	Type of Derivative(a)	Gain (Loss)	Appreciation (Depreciation)
Strategic Income Fund	Foreign currency contracts	$ (253,541)	$ (112,173)

(a)	Generally, the Statement of Operations location for forward currency contracts is Net realized gain (loss) on: forward currency contracts and Net change in unrealized appreciation (depreciation) on: forward currency contracts.
Thornburg Fixed Income Funds Annual Report  |  83

Financial Highlights
Limited Term U.S. Government Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2020	$ 13.10	0.15	0.33	0.48	(0.20)	—	—	(0.20)	$13.38
2019	$ 12.69	0.19	0.45	0.64	(0.23)	—	—	(0.23)	$13.10
2018	$ 13.01	0.18	(0.28)	(0.10)	(0.22)	—	—	(0.22)	$12.69
2017	$ 13.25	0.14	(0.20)	(0.06)	(0.18)	—	—	(0.18)	$13.01
2016 (c)	$ 13.26	0.14	0.05	0.19	(0.20)	—	—	(0.20)	$13.25
CLASS C SHARES
2020	$ 13.17	0.11	0.35	0.46	(0.17)	—	—	(0.17)	$13.46
2019	$ 12.77	0.15	0.43	0.58	(0.18)	—	—	(0.18)	$13.17
2018	$ 13.09	0.14	(0.28)	(0.14)	(0.18)	—	—	(0.18)	$12.77
2017	$ 13.33	0.10	(0.20)	(0.10)	(0.14)	—	—	(0.14)	$13.09
2016	$ 13.34	0.11	0.04	0.15	(0.16)	—	—	(0.16)	$13.33
CLASS I SHARES
2020	$ 13.10	0.18	0.34	0.52	(0.24)	—	—	(0.24)	$13.38
2019	$ 12.69	0.23	0.44	0.67	(0.26)	—	—	(0.26)	$13.10
2018	$ 13.01	0.22	(0.28)	(0.06)	(0.26)	—	—	(0.26)	$12.69
2017	$ 13.26	0.18	(0.20)	(0.02)	(0.23)	—	—	(0.23)	$13.01
2016	$ 13.26	0.19	0.05	0.24	(0.24)	—	—	(0.24)	$13.26
CLASS R3 SHARES
2020	$ 13.10	0.13	0.35	0.48	(0.19)	—	—	(0.19)	$13.39
2019	$ 12.70	0.18	0.44	0.62	(0.22)	—	—	(0.22)	$13.10
2018	$ 13.02	0.17	(0.28)	(0.11)	(0.21)	—	—	(0.21)	$12.70
2017	$ 13.26	0.13	(0.19)	(0.06)	(0.18)	—	—	(0.18)	$13.02
2016	$ 13.27	0.14	0.04	0.18	(0.19)	—	—	(0.19)	$13.26
CLASS R4 SHARES
2020	$ 13.09	0.13	0.34	0.47	(0.19)	—	—	(0.19)	$13.37
2019	$ 12.69	0.18	0.43	0.61	(0.21)	—	—	(0.21)	$13.09
2018	$ 13.01	0.17	(0.28)	(0.11)	(0.21)	—	—	(0.21)	$12.69
2017	$ 13.25	0.12	(0.19)	(0.07)	(0.17)	—	—	(0.17)	$13.01
2016	$ 13.26	0.14	0.04	0.18	(0.19)	—	—	(0.19)	$13.25
CLASS R5 SHARES
2020	$ 13.11	0.17	0.34	0.51	(0.23)	—	—	(0.23)	$13.39
2019	$ 12.70	0.23	0.44	0.67	(0.26)	—	—	(0.26)	$13.11
2018	$ 13.02	0.21	(0.28)	(0.07)	(0.25)	—	—	(0.25)	$12.70
2017	$ 13.28	0.18	(0.21)	(0.03)	(0.23)	—	—	(0.23)	$13.02
2016	$ 13.27	0.17	0.07	0.24	(0.23)	—	—	(0.23)	$13.28

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Class B shares converted to Class A shares on August 29, 2016.
+	Based on weighted average shares outstanding.
See notes to financial statements.
84  |  Thornburg Fixed Income Funds Annual Report

Financial Highlights, Continued
Limited Term U.S. Government Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2020	1.10	0.89	0.89	3.70	11.66	$ 86,955
2019	1.48	0.90	0.90	5.06	29.37	$ 66,140
2018	1.42	0.91	0.91	(0.77)	5.93	$ 69,634
2017	1.03	0.93	0.93	(0.43)	11.05	$ 84,674
2016 (c)	1.08	0.91	0.91	1.41	9.78	$ 111,874
CLASS C SHARES
2020	0.82	1.16	1.16	3.48	11.66	$ 17,994
2019	1.13	1.24	1.24	4.60	29.37	$ 15,618
2018	1.10	1.23	1.23	(1.08)	5.93	$ 19,686
2017	0.73	1.23	1.24	(0.72)	11.05	$ 34,821
2016	0.81	1.19	1.20	1.13	9.78	$ 48,369
CLASS I SHARES
2020	1.36	0.60	0.60	4.00	11.66	$ 243,793
2019	1.76	0.62	0.62	5.35	29.37	$ 145,273
2018	1.73	0.60	0.60	(0.47)	5.93	$ 131,898
2017	1.36	0.60	0.60	(0.18)	11.05	$ 147,464
2016	1.43	0.57	0.57	1.83	9.78	$ 144,437
CLASS R3 SHARES
2020	1.02	0.99	1.29	3.67	11.66	$ 9,222
2019	1.39	0.99	1.43	4.88	29.37	$ 9,181
2018	1.34	0.99	1.45	(0.85)	5.93	$ 9,036
2017	1.00	0.97	1.40	(0.47)	11.05	$ 10,871
2016	1.03	0.98	1.30	1.34	9.78	$ 28,036
CLASS R4 SHARES
2020	1.01	0.99	1.60	3.60	11.66	$ 2,779
2019	1.38	0.99	1.78	4.88	29.37	$ 2,293
2018	1.35	0.99	1.75	(0.85)	5.93	$ 2,509
2017	0.96	0.99	1.95	(0.49)	11.05	$ 3,365
2016	1.04	0.99	2.71	1.33	9.78	$ 2,097
CLASS R5 SHARES
2020	1.27	0.67	2.12	3.93	11.66	$ 2,307
2019	1.80	0.67	2.04	5.29	29.37	$ 897
2018	1.60	0.65	1.94	(0.52)	5.93	$ 661
2017	1.40	0.58	1.21	(0.23)	11.05	$ 4,131
2016	1.30	0.67	2.05	1.80	9.78	$ 570
Thornburg Fixed Income Funds Annual Report  |  85

Financial Highlights
Limited Term Income Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2020	$ 13.61	0.27	0.64	0.91	(0.28)	(0.10)	—	(0.38)	$14.14
2019	$ 13.16	0.33	0.45	0.78	(0.33)	—	—	(0.33)	$13.61
2018	$ 13.44	0.28	(0.27)	0.01	(0.29)	—	—	(0.29)	$13.16
2017	$ 13.51	0.24	(0.07)	0.17	(0.24)	—	—	(0.24)	$13.44
2016	$ 13.32	0.24	0.20	0.44	(0.25)	—	—	(0.25)	$13.51
CLASS C SHARES
2020	$ 13.59	0.24	0.64	0.88	(0.25)	(0.10)	—	(0.35)	$14.12
2019	$ 13.14	0.30	0.46	0.76	(0.31)	—	—	(0.31)	$13.59
2018	$ 13.42	0.25	(0.27)	(0.02)	(0.26)	—	—	(0.26)	$13.14
2017	$ 13.49	0.21	(0.06)	0.15	(0.22)	—	—	(0.22)	$13.42
2016	$ 13.30	0.21	0.20	0.41	(0.22)	—	—	(0.22)	$13.49
CLASS I SHARES
2020	$ 13.62	0.30	0.65	0.95	(0.32)	(0.10)	—	(0.42)	$14.15
2019	$ 13.16	0.37	0.47	0.84	(0.38)	—	—	(0.38)	$13.62
2018	$ 13.44	0.33	(0.28)	0.05	(0.33)	—	—	(0.33)	$13.16
2017	$ 13.52	0.29	(0.08)	0.21	(0.29)	—	—	(0.29)	$13.44
2016	$ 13.33	0.29	0.20	0.49	(0.30)	—	—	(0.30)	$13.52
CLASS R3 SHARES
2020	$ 13.63	0.24	0.63	0.87	(0.25)	(0.10)	—	(0.35)	$14.15
2019	$ 13.17	0.30	0.47	0.77	(0.31)	—	—	(0.31)	$13.63
2018	$ 13.45	0.26	(0.27)	(0.01)	(0.27)	—	—	(0.27)	$13.17
2017	$ 13.52	0.22	(0.06)	0.16	(0.23)	—	—	(0.23)	$13.45
2016	$ 13.33	0.23	0.20	0.43	(0.24)	—	—	(0.24)	$13.52
CLASS R4 SHARES
2020	$ 13.61	0.24	0.64	0.88	(0.25)	(0.10)	—	(0.35)	$14.14
2019	$ 13.16	0.30	0.46	0.76	(0.31)	—	—	(0.31)	$13.61
2018	$ 13.43	0.26	(0.26)	— (d)	(0.27)	—	—	(0.27)	$13.16
2017	$ 13.51	0.22	(0.07)	0.15	(0.23)	—	—	(0.23)	$13.43
2016	$ 13.32	0.23	0.20	0.43	(0.24)	—	—	(0.24)	$13.51
CLASS R5 SHARES
2020	$ 13.61	0.31	0.64	0.95	(0.32)	(0.10)	—	(0.42)	$14.14
2019	$ 13.16	0.36	0.46	0.82	(0.37)	—	—	(0.37)	$13.61
2018	$ 13.44	0.31	(0.28)	0.03	(0.31)	—	—	(0.31)	$13.16
2017	$ 13.51	0.27	(0.07)	0.20	(0.27)	—	—	(0.27)	$13.44
2016	$ 13.32	0.27	0.20	0.47	(0.28)	—	—	(0.28)	$13.51
CLASS R6 SHARES
2020	$ 13.64	0.32	0.64	0.96	(0.33)	(0.10)	—	(0.43)	$14.17
2019	$ 13.19	0.38	0.46	0.84	(0.39)	—	—	(0.39)	$13.64
2018	$ 13.46	0.35	(0.28)	0.07	(0.34)	—	—	(0.34)	$13.19
2017 (e)	$ 13.40	0.15	0.11	0.26	(0.20)	—	—	(0.20)	$13.46

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	The total return based on the NAV which reflects the adjustments in accordance with U.S. GAAP is 6.47%.
(d)	Total from investment operations was less than $0.01 per share.
(e)	Effective date of this class of shares was April 10, 2017.
(f)	Annualized.
(g)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.
See notes to financial statements.
86  |  Thornburg Fixed Income Funds Annual Report

Financial Highlights, Continued
Limited Term Income Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2020	1.94	0.77	0.77	6.78	53.84	$ 768,798
2019	2.44	0.81	0.81	6.03	43.22	$ 645,383
2018	2.12	0.84	0.84	0.09	33.62	$ 680,473
2017	1.76	0.87	0.87	1.31	26.90	$ 890,990
2016	1.82	0.86	0.86	3.36	20.56	$ 1,111,441
CLASS C SHARES
2020	1.72	1.00	1.00	6.55	53.84	$ 412,659
2019	2.24	1.02	1.02	5.82	43.22	$ 356,205
2018	1.91	1.05	1.05	(0.13)	33.62	$ 439,305
2017	1.56	1.08	1.08	1.10	26.90	$ 567,771
2016	1.59	1.08	1.08	3.13	20.56	$ 667,680
CLASS I SHARES
2020	2.21	0.49	0.51	7.08	53.84	$ 6,999,911
2019	2.75	0.50	0.53	6.44	43.22	$ 4,455,457
2018	2.46	0.51	0.51	0.41	33.62	$ 3,685,859
2017	2.14	0.50	0.50	1.61	26.90	$ 3,232,277
2016	2.17	0.50	0.50	3.73	20.56	$ 2,792,249
CLASS R3 SHARES
2020	1.75	0.99	1.02	6.54 (c)	53.84	$ 61,041
2019	2.27	0.99	1.06	5.84	43.22	$ 64,335
2018	1.98	0.99	1.09	(0.06)	33.62	$ 88,298
2017	1.65	0.99	1.12	1.19	26.90	$ 96,715
2016	1.69	0.98	1.10	3.23	20.56	$ 104,309
CLASS R4 SHARES
2020	1.74	0.99	1.32	6.55	53.84	$ 6,413
2019	2.27	0.99	1.23	5.84	43.22	$ 8,073
2018	1.98	0.99	1.45	0.01	33.62	$ 7,962
2017	1.65	0.99	1.56	1.11	26.90	$ 8,101
2016	1.70	0.99	1.97	3.23	20.56	$ 6,328
CLASS R5 SHARES
2020	2.24	0.49	0.64	7.08	53.84	$ 149,322
2019	2.70	0.56	0.74	6.31	43.22	$ 106,753
2018	2.31	0.67	0.69	0.26	33.62	$ 113,333
2017	1.99	0.65	0.67	1.53	26.90	$ 101,189
2016	2.05	0.62	0.72	3.60	20.56	$ 71,864
CLASS R6 SHARES
2020	2.31	0.42	0.46	7.15	53.84	$ 98,639
2019	2.82	0.43	0.49	6.43	43.22	$ 60,440
2018	2.62	0.45	0.57	0.56	33.62	$ 29,568
2017 (e)	2.28 (f)	0.45 (f)	24.38 (f)(g)	1.92	26.90	$ 770
Thornburg Fixed Income Funds Annual Report  |  87

Financial Highlights
Ultra Short Income Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2020	$ 12.49	0.23	0.15	0.38	(0.24)	(0.04)	—	(0.28)	$12.59
2019	$ 12.29	0.28	0.21	0.49	(0.29)	—	—	(0.29)	$12.49
2018	$ 12.42	0.22	(0.13)	0.09	(0.22)	—	—	(0.22)	$12.29
2017	$ 12.46	0.16	(0.03)	0.13	(0.17)	—	—	(0.17)	$12.42
2016	$ 12.38	0.11	0.09	0.20	(0.12)	—	—	(0.12)	$12.46
CLASS I SHARES
2020	$ 12.48	0.25	0.16	0.41	(0.27)	(0.04)	—	(0.31)	$12.58
2019	$ 12.28	0.31	0.20	0.51	(0.31)	—	—	(0.31)	$12.48
2018	$ 12.41	0.24	(0.12)	0.12	(0.25)	—	—	(0.25)	$12.28
2017	$ 12.45	0.18	(0.03)	0.15	(0.19)	—	—	(0.19)	$12.41
2016	$ 12.37	0.14	0.08	0.22	(0.14)	—	—	(0.14)	$12.45

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.
See notes to financial statements.
88  |  Thornburg Fixed Income Funds Annual Report

Financial Highlights, Continued
Ultra Short Income Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2020	1.83	0.70	1.84	3.13	46.29	$ 8,127
2019	2.28	0.70	1.65	4.00	79.59	$ 8,012
2018	1.75	0.70	1.82	0.75	20.93	$ 7,140
2017	1.30	0.65	1.77	1.03	34.79	$ 6,532
2016	0.89	0.69	1.74	1.60	42.99	$ 10,235
CLASS I SHARES
2020	2.02	0.50	1.06	3.33	46.29	$ 28,249
2019	2.47	0.50	0.94	4.21	79.59	$ 24,858
2018	1.96	0.50	1.09	0.95	20.93	$ 22,748
2017	1.46	0.50	1.03	1.19	34.79	$ 12,854
2016	1.15	0.48	1.18	1.81	42.99	$ 17,106
Thornburg Fixed Income Funds Annual Report  |  89

Financial Highlights
Strategic Income Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2020	$ 11.92	0.40	0.31	0.71	(0.39)	—	—	(0.39)	$12.24
2019	$ 11.65	0.42	0.26	0.68	(0.41)	—	—	(0.41)	$11.92
2018	$ 11.82	0.40	(0.24)	0.16	(0.33)	—	—	(0.33)	$11.65
2017	$ 11.56	0.42	0.20	0.62	(0.36)	—	—	(0.36)	$11.82
2016	$ 11.22	0.46	0.28	0.74	(0.37)	(0.03)	—	(0.40)	$11.56
CLASS C SHARES
2020	$ 11.90	0.31	0.31	0.62	(0.30)	—	—	(0.30)	$12.22
2019	$ 11.63	0.33	0.26	0.59	(0.32)	—	—	(0.32)	$11.90
2018	$ 11.81	0.32	(0.25)	0.07	(0.25)	—	—	(0.25)	$11.63
2017	$ 11.55	0.35	0.19	0.54	(0.28)	—	—	(0.28)	$11.81
2016	$ 11.20	0.40	0.28	0.68	(0.30)	(0.03)	—	(0.33)	$11.55
CLASS I SHARES
2020	$ 11.89	0.44	0.30	0.74	(0.43)	—	—	(0.43)	$12.20
2019	$ 11.62	0.45	0.27	0.72	(0.45)	—	—	(0.45)	$11.89
2018	$ 11.80	0.45	(0.25)	0.20	(0.38)	—	—	(0.38)	$11.62
2017	$ 11.54	0.47	0.19	0.66	(0.40)	—	—	(0.40)	$11.80
2016	$ 11.19	0.50	0.28	0.78	(0.40)	(0.03)	—	(0.43)	$11.54
CLASS R3 SHARES
2020	$ 11.91	0.35	0.31	0.66	(0.35)	—	—	(0.35)	$12.22
2019	$ 11.64	0.39	0.26	0.65	(0.38)	—	—	(0.38)	$11.91
2018	$ 11.82	0.38	(0.25)	0.13	(0.31)	—	—	(0.31)	$11.64
2017	$ 11.55	0.42	0.20	0.62	(0.35)	—	—	(0.35)	$11.82
2016	$ 11.21	0.46	0.27	0.73	(0.36)	(0.03)	—	(0.39)	$11.55
CLASS R4 SHARES
2020	$ 11.90	0.36	0.31	0.67	(0.35)	—	—	(0.35)	$12.22
2019	$ 11.63	0.39	0.26	0.65	(0.38)	—	—	(0.38)	$11.90
2018	$ 11.82	0.38	(0.25)	0.13	(0.32)	—	—	(0.32)	$11.63
2017	$ 11.56	0.41	0.20	0.61	(0.35)	—	—	(0.35)	$11.82
2016	$ 11.21	0.46	0.28	0.74	(0.36)	(0.03)	—	(0.39)	$11.56
CLASS R5 SHARES
2020	$ 11.89	0.45	0.30	0.75	(0.43)	—	—	(0.43)	$12.21
2019	$ 11.62	0.46	0.26	0.72	(0.45)	—	—	(0.45)	$11.89
2018	$ 11.80	0.45	(0.25)	0.20	(0.38)	—	—	(0.38)	$11.62
2017	$ 11.54	0.47	0.19	0.66	(0.40)	—	—	(0.40)	$11.80
2016	$ 11.19	0.49	0.28	0.77	(0.39)	(0.03)	—	(0.42)	$11.54
CLASS R6 SHARES
2020	$ 11.93	0.45	0.30	0.75	(0.44)	—	—	(0.44)	$12.24
2019	$ 11.65	0.47	0.27	0.74	(0.46)	—	—	(0.46)	$11.93
2018	$ 11.85	0.45	(0.26)	0.19	(0.39)	—	—	(0.39)	$11.65
2017 (d)	$ 11.63	0.33	0.13	0.46	(0.24)	—	—	(0.24)	$11.85

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	The total return based on the NAV which reflects the adjustments in accordance with U.S. GAAP is 6.46%.
(d)	Effective date of this class of shares was April 10, 2017.
(e)	Annualized.
(f)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(g)	Net Assets at End of Period was less than $1,000.
+	Based on weighted average shares outstanding.
See notes to financial statements.
90  |  Thornburg Fixed Income Funds Annual Report

Financial Highlights, Continued
Strategic Income Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2020	3.35	0.96	1.13	6.07	58.91	$ 249,520
2019	3.55	0.99	1.16	5.92	31.55	$ 215,441
2018	3.41	1.09	1.21	1.39	29.90	$ 198,320
2017	3.61	1.17	1.25	5.41	44.74	$ 232,938
2016	4.12	1.24	1.24	6.70	29.48	$ 283,398
CLASS C SHARES
2020	2.57	1.70	1.88	5.30	58.91	$ 103,302
2019	2.80	1.75	1.92	5.15	31.55	$ 118,982
2018	2.70	1.80	1.96	0.59	29.90	$ 150,364
2017	2.98	1.80	1.99	4.76	44.74	$ 205,253
2016	3.56	1.80	1.99	6.20	29.48	$ 272,691
CLASS I SHARES
2020	3.73	0.60	0.88	6.39	58.91	$ 1,758,843
2019	3.89	0.63	0.91	6.35	31.55	$ 1,141,046
2018	3.81	0.69	0.91	1.71	29.90	$ 762,239
2017	4.02	0.75	0.92	5.85	44.74	$ 620,780
2016	4.45	0.91	0.91	7.15	29.48	$ 480,143
CLASS R3 SHARES
2020	2.96	1.25	2.53	5.70	58.91	$ 1,105
2019	3.30	1.25	2.59	5.71	31.55	$ 1,661
2018	3.24	1.25	2.46	1.16	29.90	$ 1,968
2017	3.65	1.12	2.58	5.49	44.74	$ 2,667
2016	4.07	1.25	3.09	6.69	29.48	$ 2,819
CLASS R4 SHARES
2020	3.06	1.25	2.70	5.79	58.91	$ 1,633
2019	3.28	1.25	2.51	5.71	31.55	$ 1,279
2018	3.25	1.25	2.14	1.08	29.90	$ 2,182
2017	3.52	1.25	2.30	5.35	44.74	$ 2,772
2016	4.10	1.25	2.50	6.79	29.48	$ 3,218
CLASS R5 SHARES
2020	3.78	0.60	1.00	6.48	58.91	$ 43,715
2019	3.94	0.59	1.18	6.35	31.55	$ 11,180
2018	3.82	0.69	1.20	1.71	29.90	$ 7,406
2017	4.03	0.74	1.36	5.84	44.74	$ 6,286
2016	4.34	0.99	1.37	7.07	29.48	$ 7,191
CLASS R6 SHARES
2020	3.77	0.53	0.88	6.55 (c)	58.91	$ 39,115
2019	3.98	0.53	0.98	6.40	31.55	$ 21,630
2018	3.91	0.65	1.13	1.66	29.90	$ 9,679
2017 (d)	5.83 (e)	0.00 (e)	200.66 (e)(f)	3.99	44.74	$ — (g)
Thornburg Fixed Income Funds Annual Report  |  91

Report of Independent Registered Public Accounting Firm
Thornburg Fixed Income Funds
To the Board of Trustees of Thornburg Investment Trust and Shareholders of Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Ultra Short Income Fund and Thornburg Strategic Income Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Ultra Short Income Fund (formerly known as Thornburg Low Duration Income Fund) and Thornburg Strategic Income Fund (four of the funds constituting Thornburg Investment Trust, hereafter collectively referred to as the "Funds") as of September 30, 2020, the related statements of operations for the year ended September 30, 2020, the statements of changes in net assets for each of the two years in the period ended September 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian, agent banks, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
New York, New York
November 19, 2020
We have served as the auditor of one or more investment companies in Thornburg Investment Trust since 1999.
92   |  Thornburg Fixed Income Funds Annual Report

Expense Example
September 30, 2020 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on April 1, 2020, and held until September 30, 2020.
ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, April 1, 2020 and held through September 30, 2020.
	Actual		Hypothetical *
	Ending Account Value 9/30/20	Expenses Paid During Period 4/1/20-9/30/20	Ending Account Value 9/30/20	Expenses Paid During Period† 4/1/20-9/30/20	Annualized Expense Ratio
LIMITED TERM U.S. GOVERNMENT FUND
CLASS A SHARES	$1,017.99	$4.54	$1,020.50	$4.55	0.90%
CLASS C SHARES	$1,016.62	$5.80	$1,019.25	$5.81	1.15%
CLASS I SHARES	$1,019.50	$3.03	$1,022.00	$3.03	0.60%
CLASS R3 SHARES	$1,017.53	$4.99	$1,020.05	$5.00	0.99%
CLASS R4 SHARES	$1,016.78	$4.99	$1,020.05	$5.00	0.99%
CLASS R5 SHARES	$1,019.16	$3.38	$1,021.65	$3.39	0.67%
LIMITED TERM INCOME FUND
CLASS A SHARES	$1,070.99	$4.09	$1,021.05	$3.99	0.79%
CLASS C SHARES	$1,070.74	$5.18	$1,020.00	$5.05	1.00%
CLASS I SHARES	$1,073.34	$2.54	$1,022.55	$2.48	0.49%
CLASS R3 SHARES	$1,069.86	$5.12	$1,020.05	$5.00	0.99%
CLASS R4 SHARES	$1,070.73	$5.13	$1,020.05	$5.00	0.99%
CLASS R5 SHARES	$1,073.39	$2.54	$1,022.55	$2.48	0.49%
CLASS R6 SHARES	$1,073.62	$2.18	$1,022.90	$2.12	0.42%
ULTRA SHORT INCOME FUND
CLASS A SHARES	$1,044.65	$3.58	$1,021.50	$3.54	0.70%
CLASS I SHARES	$1,044.85	$2.56	$1,022.50	$2.53	0.50%
Thornburg Fixed Income Funds Annual Report  |  93

Expense Example, Continued
September 30, 2020 (Unaudited)
	Actual		Hypothetical *
	Ending Account Value 9/30/20	Expenses Paid During Period 4/1/20-9/30/20	Ending Account Value 9/30/20	Expenses Paid During Period† 4/1/20-9/30/20	Annualized Expense Ratio
STRATEGIC INCOME FUND
CLASS A SHARES	$1,113.10	$5.18	$1,020.10	$4.95	0.98%
CLASS C SHARES	$1,109.20	$9.07	$1,016.40	$8.67	1.72%
CLASS I SHARES	$1,114.55	$3.17	$1,022.00	$3.03	0.60%
CLASS R3 SHARES	$1,110.84	$6.60	$1,018.75	$6.31	1.25%
CLASS R4 SHARES	$1,111.84	$6.60	$1,018.75	$6.31	1.25%
CLASS R5 SHARES	$1,114.47	$3.17	$1,022.00	$3.03	0.60%
CLASS R6 SHARES	$1,114.60	$2.80	$1,022.35	$2.68	0.53%

*	Hypothetical assumes a rate of return of 5% per year before expenses.
†	Expenses are equal to the annualized expense ratio for each class multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
94  |  Thornburg Fixed Income Funds Annual Report

Other Information
September 30, 2020 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
TAX INFORMATION
For the tax year ended September 30, 2020, taxable ordinary income dividends and long term capital gain dividends paid by the Funds for federal income tax purposes are as follows:
	TAXABLE ORDINARY	LONG TERM CAPITAL GAIN
Limited Term U.S. Government Fund	$ 4,761,817	$ —
Limited Term Income Fund	172,553,939	11,616,420
Ultra Short Income Fund	770,085	10,149
Strategic Income Fund	61,534,987	—
For the tax year ended September 30, 2020, the dividend ratio (or the maximum allowed) paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003 and the ordinary income distributions ratio (or the maximum allowed) paid as qualified for the corporate dividend received deduction are as follows:
	QUALIFIED DIVIDEND INCOME	DIVIDENDS RECEIVED DEDUCTION
Strategic Income Fund	1.80%	1.81%
The information and the distributions reported herein may differ from information and distributions reported to the shareholders for the calendar year ending December 31, 2020. Complete information will be reported in conjunction with your 2020 Form 1099.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-PORT EX for the first and third quarters of each fiscal year. The Fund’s Form N-PORT EX are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT
Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to each of the Funds pursuant to an investment advisory agreement (the “Agreement”). The Board of Trustees (the “Trustees”) consider the renewal of the Agreement annually, and most recently determined to renew the Agreement on September 15, 2020.
Planning for their recent consideration of the Agreement’s renewal, those Trustees who are not “interested persons” of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “independent Trustees”), met in May 2020 to consider aspects of their annual evaluation of the Advisor’s service to the Funds and to each other series of the Trust, to plan the annual evaluation of the Advisor’s performance, and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in a second independent session in July 2020 to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in independent session in September 2020 with representatives of a mutual fund analyst firm engaged by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information, and other data obtained and analyzed by the analyst firm. In that session the independent Trustees discussed their evaluations of the Advisor’s services to the Funds and the Funds’ fee and expense levels, investment performance, and other information presented for the Funds, conferred independently with legal counsel respecting the factors typically considered in
Thornburg Fixed Income Funds Annual Report  |  95

Other Information, Continued
September 30, 2020 (Unaudited)
evaluating renewal of an advisory agreement, and conferred with representatives of management to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled in September for that purpose, and the independent Trustees thereafter met again in independent session to consider the Advisor’s presentations and various specific issues respecting their consideration of the Agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the Agreement, and the independent Trustees voted unanimously at that meeting to renew the Agreement for an additional term of one year.
The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the Agreement. In determining to renew the Agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.
Nature, Extent, and Quality of Services. The Trustees considered in their evaluation of the Agreement the written and oral reports provided to the Trustees and their standing committees throughout the year on a wide variety of topics by personnel from the Advisor’s portfolio management, administration, operations, and compliance staffs. The Trustees also considered in this evaluation presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of the renewal of the Agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years, reports from their standing committees, and advice received from counsel.
Information noted by the Trustees as having been considered in relation to the nature, extent, and quality of services provided by the Advisor under the Agreement and contributing (together with other information considered) to their conclusions respecting the nature, extent, and quality of the services rendered to the Funds by the Advisor included: (1) reports from portfolio managers throughout the year demonstrating that the Funds were managed in conformity with stated strategies and objectives and conformed to investment restrictions and limitations; (2) reports demonstrating that management of the Funds remained faithful and competent, and demonstrating sufficient skill by portfolio managers in executing the Funds’ strategies in varying environments, managers’ cognizance of and strategies to pursue the Funds’ objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, management to achieve tax efficiencies, and the structuring and composition of the Funds’ portfolios and management of the Funds’ liquidity requirements; (3) each Fund’s achievement of its investment objectives over different periods of time; (4) presentations by and interactions with members of the Advisor’s fund administration, trading, operations, and compliance staffs; (5) reports from standing committees of the Trustees on their respective proceedings throughout the year, including particularly interactions with the Advisor’s personnel; (6) the sufficiency of the resources the Advisor devotes to the services it provides to the Funds, including the expertise of its personnel and staffing levels and its enhancements to the electronic systems it utilizes in providing these services, and the Advisor’s own financial management and sufficiency of its resources; (7) steps taken by the Advisor to improve its investment management process, including the appointment of two new Co-Heads of Investment, the hiring of new analysts to support the investment management function, and the increased integration of new risk management procedures and consideration of environmental, social, and governance factors into the investment process; (8) the measures employed to achieve efficient trade execution for the Funds; and (9) steps taken by the Advisor to respond to challenges presented by the ongoing COVID-19 pandemic, including steps taken to facilitate continued collaboration among the Advisor’s personnel notwithstanding the fact that most personnel are working remotely. As in past years, the Trustees noted particularly their assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, measures to expand and improve the depth and experience of the Advisor’s staff, and the Advisor’s collaborative approach to investment management, continued commitment to observance of compliance and regulatory requirements in managing investments by the Funds, responsiveness to the Trustees, and other factors and circumstances.
Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Funds’ investments continued to conform to the Funds’ stated objectives and policies, and that the nature, extent, and quality of the services provided to the Funds by the Advisor remained sufficient.
Investment Performance. The Trustees noted in their evaluation of each Fund’s investment performance the written and oral reports and investment and market analyses they had received from the Advisor’s portfolio management personnel throughout the year. The Trustees also noted their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of each Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s explanations and written and oral commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market, and economic conditions; (3) performance data for the ten most recent calendar years (or lesser number of years for each Fund having fewer calendar years of operations), comparing the Fund’s annual investment returns to a category of funds selected by an independent mutual fund analyst firm, to one or more broad-based securities indices, and to the applicable Morningstar category of funds; (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year, since inception and, if applicable, ten-year and fifteen-year periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to mutual fund categories selected by independent mutual fund analyst firms, to one or more broad-based securities indices, and to the applicable Morningstar category of funds, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories; (5) analyses of specified risk
96   |  Thornburg Fixed Income Funds Annual Report

Other Information, Continued
September 30, 2020 (Unaudited)
and performance metrics for the Fund relative to its benchmark and to a selected peer group of funds, prepared by an independent financial analyst firm engaged by the independent Trustees; (6) the Fund’s cash flows; (7) the analysis and observations of an independent mutual fund analyst firm respecting the Fund’s investment performance relative to a category of funds selected by that firm; (8) comparison of the Fund’s annualized return to the Fund’s benchmark index or indices over various periods since the Fund’s inception; and (9) various risk and return statistics. The Trustees noted their understanding that strategies pursued for a Fund may produce intermittent lower relative performance, that such Funds have in the past returned to favor as conditions changed or the strategies of those Funds gained traction, and the Advisor has in general been successful in remediating lower relative performance of Funds in cases where execution of investment strategies had contributed to lower performance. The Trustees also noted in their evaluations that to the extent pertinent they attach additional significance to the performance of each Fund from the perspective of longer-term shareholders.
Further detail considered by the Trustees with respect to the investment performance of each Fund is set forth below:
•	Thornburg Limited Term U.S. Government Fund – the Trustees considered that while the Fund underperformed its benchmark index for the year-to-date, one-, three-, five-, ten-, and fifteen-year periods, the Fund outperformed its Morningstar category over all such periods and ranked in the first or second quartile of a selected peer group of funds for the year-to-date, one, three-, five- and ten-year periods. The Trustees also considered that the Fund has met its primary objective of providing current income while preserving the Fund’s capital.
•	Thornburg Limited Term Income Fund – the Trustees considered that while the Fund underperformed its benchmark index for the year-to-date, one-, and three-year periods, the Fund outperformed its benchmark index over the five-, ten, and fifteen-year periods, outperformed its Morningstar category over all periods, and ranked in the first quartile of a selected peer group of funds for the year-to-date, one, three-, five- and ten-year periods. The Trustees also considered that the Fund has met its primary objective of providing current income while preserving the Fund’s capital.
•	Thornburg Ultra Short Income Fund – the Trustees considered that, while the Fund underperformed its benchmark index for the year-to-date, one-, and three-year periods, the extent of that underperformance was not significant, and the Fund outperformed its Morningstar category in each of those periods and outperformed its benchmark index over the five-year period. Noting that the Advisor had proposed, and the Trustees had approved, changes to the Fund’s principal investment strategies which are expected to take effect at the end of the Fund’s 2020 fiscal year, the Trustees considered that, for the year-to-date, one-, three-, and five-year periods, the Fund’s investment performance would have ranked in the first quartile of a selected peer group of funds that reflect the new strategies that the Fund will pursue. The Trustees also observed that the Fund has met its primary objective of generating current income while preserving the Fund’s capital.
•	Thornburg Strategic Income Fund – the Trustees considered that while the Fund underperformed its benchmark indices for the year-to-date, one-, three-, and five-year periods, the Fund outperformed its benchmark indices over the ten-year period and since the Fund’s inception, outperformed its Morningstar category over all such periods, and ranked in the first or second quartile of a selected peer group of funds for the year-to-date, one, three-, five- and ten-year periods. The Trustees also considered that the Fund has met its primary objective of seeking a high level of current income.
Based upon their consideration of this and other information, the Trustees concluded that the Funds’ absolute and relative investment performance over a range of pertinent holding periods on the whole was satisfactory in view of the Funds’ objectives and strategies.
Comparisons of Fee and Expense Levels. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Funds’ fee and expense levels. This information included comparisons of each Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to funds in the applicable Morningstar category, comparisons of the advisory fee and total expenses for multiple Fund share classes to the fee levels and expenses of fund peer groups selected from the category by an independent mutual fund analyst firm engaged by the independent Trustees, the perspectives and advice from that mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. In evaluating comparative fee and expense data, the Trustees considered whether the advisory fees charged to each Fund were at least generally comparable to the comparatives presented, and whether those advisory fees and overall Fund expense levels were within the range of figures established for the selected peer groups.
Further detail considered by the Trustees with respect to the comparison of the fee and expense levels of each Fund is set forth below:
•	Thornburg Limited Term U.S. Government Fund – Comparative fee and expense data considered by the Trustees showed that the level of total expense for one share class of the Fund was higher than median and average levels charged to funds in the applicable Morningstar category, and that the level of total expense for a second share class was lower than the median and average levels for that category. Peer group data showed that the Fund’s stated advisory fee was lower than the medians of the two peer groups considered, and that the total expense levels of two representative share classes were higher than the medians of their respective peer groups but comparable to other funds in the peer groups.
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Other Information, Continued
September 30, 2020 (Unaudited)
•	Thornburg Limited Term Income Fund – Comparative fee and expense data considered by the Trustees showed that the level of total expense for one share class of the Fund was higher than median and average levels charged to funds in the applicable Morningstar category, and that the level of total expense for a second share class was, after fee waivers and expense reimbursements, lower than the median and average levels for that category. Peer group data showed that the Fund’s stated advisory fee was higher than the medians of the two peer groups considered but comparable to other funds in the peer groups, that the total expense level of one representative share class was higher than the median of its peer group but comparable to other funds in the peer group, and that the total expense level of another representative share class was equal to the median of its peer group after fee waivers and expense reimbursements.
•	Thornburg Ultra Short Income Fund – In considering the fees and expenses of the Fund, the Trustees considered the application of the fee waivers and expense reimbursements that are scheduled to take effect at the end of the Fund’s 2020 fiscal year, and compared the Fund’s fees and expenses to a Morningstar category and peer groups of funds that reflect the forthcoming changes in the Fund’s principal investment strategies. Comparative fee and expense data considered by the Trustees showed that, after application of those fee waivers and expense reimbursements, the level of total expense for one share class of the Fund was higher than median and average levels charged to funds in the applicable Morningstar category, and that the level of total expense for a second share class was lower than the median and average levels for that category. Peer group data showed that the Fund’s stated advisory fee was higher than the median of one peer group considered but comparable to other funds in that peer group, and was equal to the median of another peer group considered. Peer group data also showed that the total expense levels of two representative share classes were lower than the medians of their respective peer groups after waivers of fees and reimbursement of expenses.
•	Thornburg Strategic Income Fund – Comparative fee and expense data considered by the Trustees showed that, after fee waivers and expense reimbursements, the level of total expense for one share class of the Fund has higher than the median but lower than the average levels charged to funds in the applicable Morningstar category, and that the level of total expense for a second share class was lower than the median and average levels for that category. Peer group data showed that the Fund’s stated advisory fee was higher than the medians of the two peer groups considered but comparable to other funds in the peer groups, that the total expense level of one representative share class was higher than the median of its peer group but comparable to other funds in the peer group after fee waivers and expense reimbursements, and that the total expense level of another representative share class was lower than the median of its peer group after fee waivers and expense reimbursements.
The Trustees did not find any of the differences between the Funds’ fee and expense data and the comparable fee and expense data significant in view of their findings and conclusions respecting the other factors considered, including the quality of services provided by the Advisor to each Fund.
The Trustees also noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds and other institutional clients, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, the differences between the mutual funds as to which the Advisor is a sub-advisor and the Funds, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which these arrangements are entered into. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by the Advisor or by other investment advisors to different types of clients had limited relevance to the evaluation of the fee rate charged to mutual funds as to which the Advisor or such other advisors are the primary advisor and sponsor.
Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Funds, the Trustees considered an analysis of the Advisor’s costs and the estimated profitability to the Advisor of its services, together with data respecting the profitability of a selection of other investment management firms. The Trustees considered information from the Advisor respecting investment of its profits to maintain staffing levels, and noted that the Advisor’s profits are an important element in the compensation of employees who work for the benefit of the Funds and their shareholders. The Trustees considered information from the Advisor respecting the use of profits to enhance staff competencies through training and other measures, hire personnel to expand and develop the scope of senior management expertise, pay competitive levels of compensation, and add to the Advisor’s electronic and information technology systems to maintain or improve service levels. The Trustees noted in particular that the Advisor was able to expand staffing levels despite the ongoing COVID-19 pandemic and the additional economic uncertainty precipitated by that pandemic. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Funds, and maintain or improve service levels for the Funds notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.
Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by each Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to each Fund, comparisons of the fee breakpoint structure for each Fund with breakpoint structures (or the absence of such structures) for
98  |  Thornburg Fixed Income Funds Annual Report

Other Information, Continued
September 30, 2020 (Unaudited)
other funds in peer groups selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain funds of the Trust as their asset levels had increased, the Advisor’s undertakings to waive or reimburse certain fees and expenses for certain Funds and share classes, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels, pay competitive levels of compensation, and add to its electronic and information technology systems to maintain or improve service levels. The information provided demonstrated to the Trustees that the Funds’ advisory fee breakpoint structures are reasonable in relation to the structures observed in the other funds in their respective peer groups, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for each Fund and other factors.
Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Funds, the Trustees considered explanations from the Advisor respecting its receipt of certain research services from broker dealers, and the benefits to both the Funds and the Advisor of the Advisor’s expansion of its staffing, compliance, and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Funds were identified by the Trustees.
Summary of Conclusions. The Trustees concluded that the general nature, extent, and quality of the Advisor’s services performed under the Agreement remained sufficient, the Advisor had continued to actively and competently pursue the Funds’ stated investment objectives and adhere to the Funds’ investment policies, and that the absolute and relative investment performance of the Funds over pertinent holding periods on the whole was satisfactory in the context of the Funds’ objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to each Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent, and quality of those services, the investment performance of each such Fund after fees and expenses, the clear disclosure of fees and expenses in the Funds’ prospectuses, comparisons of fees and expenses charged to each Fund to fees and expenses charged to other mutual funds, and the other factors and relevant circumstances considered. The Trustees accordingly determined to renew the Agreement for an additional term of one year for each of the Funds.
Thornburg Fixed Income Funds Annual Report  |  99

Trustees and Officers
September 30, 2020 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES(1)(2)
Garrett Thornburg, 74 Trustee Since 1984, Chairman of Trustees(4)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); President of the Thornburg Foundation (nonprofit).	None
Brian J. McMahon, 65 Trustee since 2001, Vice Chairman of Trustees, Member of Governance & Nominating Committee and Operations Risk Oversight Committee(5)	Vice Chairman, Chief Investment Strategist, Managing Director, and Portfolio Manager, and until 2019 Chief Investment Officer, and, until 2016, CEO and President, of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None
INDEPENDENT TRUSTEES(1)(2)(3)
David A. Ater, 75 Trustee since 1994, Lead Independent Trustee, Chair of Governance and Nominating Committee and Member of Audit Committee	Principal in Ater & Associates, Santa Fe, New Mexico (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None
Sally Corning, 59 Trustee since 2012, Chair of the Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None
Susan H. Dubin, 71 Trustee since 2004, Member of Audit Committee, Governance and Nominating Committee, and Operations Risk Oversight Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None
David L. Gardner, 57 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None
Patrick J. Talamantes, 56 Trustee since 2019, Member of Audit Committee	President of Talamantes Strategies, a management consulting firm, since 2018; until 2017, President and Chief Executive Officer of The McClatchy Company, Sacramento, CA (news and media company).	None
Owen D. Van Essen, 66 Trustee since 2004, Chair of Operations Risk Oversight Committee and Member of Governance & Nominating Committee	President of Dirks, Van Essen, Murray & April, Santa Fe, New Mexico (newspaper mergers and acquisitions).	None
James W. Weyhrauch, 61 Trustee since 1996, Member of Audit Committee and Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; General Partner, Investments of Genext LLC (a family investment partnership); until 2019, Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing and design company).	None
100  |   Thornburg Fixed Income Funds Annual Report

Trustees and Officers, Continued
September 30, 2020 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)
Nimish Bhatt, 57 Chief Financial Officer since 2019, Treasurer 2016-2019, Secretary 2018-2019(6)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016, and Secretary of Thornburg Securities Corporation since 2018; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011- 2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable
Jason Brady, 46 President since 2016(6)	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable
Randy Dry, 46 Vice President since 2014	Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable
John Hackett, 54 Vice President since 2020	Chief Marketing Officer, Thornburg Investment Management, Inc. (since 2020); Global Head of Product Marketing, Northern Trust Asset Management (2016-2020); Principal and Head of Marketing and Business Development, The Townsend Group (2013-2016).	Not applicable
Curtis Holloway, 53 Treasurer since 2019(6)	Director of Fund Administration since 2019 of Thornburg Investment Management, Inc.; Senior Vice President, Head of Fund Administration (2017-2019) and Vice President, Fund Administration (2010-2017) of Calamos Investments, and Chief Financial Officer (2017-2019) and Treasurer (2010-2019) of Calamos Funds.	Not applicable
Ben Kirby, 40 Vice President since 2014	Head of Investments since 2019, and Portfolio Manager and Managing Director since 2013, of Thornburg Investment Management, Inc.	Not applicable
Jeff Klingelhofer, 39 Vice President since 2016	Head of Investments since 2019, Portfolio Manager and Managing Director since 2015, Associate Portfolio Manager from 2012-2015, of Thornburg Investment Management, Inc.	Not applicable
Ponn Lithiluxa, 49, Vice President since 2017	Manager, Tax & Fund Administration of Thornburg Investment Management, Inc.; Senior Vice President, Citi Fund Services, Inc. from 2014-2017; Vice President, Citi Fund Services, Inc. from 2007-2014.	Not applicable
Michael Mastroianni, 43 Secretary since 2019; Vice President 2019- 2020(6)	Director of Fund Operations since 2019 of Thornburg Investment Management, Inc.; Executive Director, Global Head of Client Services - Global Liquidity (2018-2019), Executive Director, North American Head of Transfer Agency Relationship Management (2011-2019), Executive Director, North American Head of Transfer Agency Service Delivery (2011-2018) of J.P. Morgan Asset Management.	Not applicable
Stephen Velie, 53 Chief Compliance Officer since 2009	Chief Compliance Officer of Thornburg Investment Trust and Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Trust is organized as a Massachusetts business trust, and currently comprises a complex of 22 separate investment “Funds” or “series.” Thornburg Investment Management, Inc. is the investment advisor to, and manages, the 22 Funds of the Trust. Each Trustee oversees the 22 Funds of the Trust.
(3)	The Bylaws of the Trust currently require that each Independent Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(4)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc. the investment advisor to the 22 active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares of the Trust.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment strategist of Thornburg Investment Management, Inc.
(6)	The Trust’s president, chief financial officer, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.
Thornburg Fixed Income Funds Annual Report  |  101

Trustees’ Statement to Shareholders (Unaudited)
Revised and Readopted September 15, 2020
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
[This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. For prospective investors in any fund of Thornburg Investment Trust, this communication must be preceded or accompanied by a prospectus. You may obtain a current copy of the Funds’ prospectus, which describes the Funds’ management fees, expenses and risks, by calling 1-800-847-0200 or by visiting www.thornburg.com/download. Please read the prospectus carefully before investing.]
Thornburg Investment Trust
2300 North Ridgetop Road
Santa Fe, NM 87506
505.984.0200 Tel
505.992.8681 Fax
www.thornburg.com
102  |  Thornburg Fixed Income Funds Annual Report

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $39.8 billion (as of September 30, 2020) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.
MULTI ASSET
■	Thornburg Investment Income Builder Fund
■	Thornburg Summit Fund
GLOBAL EQUITY
■	Thornburg Global Opportunities Fund
INTERNATIONAL EQUITY
■	Thornburg International Value Fund
■	Thornburg Better World Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
DOMESTIC EQUITY
■	Thornburg Value Fund
■	Thornburg Core Growth Fund
ALTERNATIVES
■	Thornburg Long/Short Equity Fund
FIXED INCOME
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Ultra Short Income Fund
■	Thornburg Strategic Income Fund
MUNICIPAL
■	Thornburg Short Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
Thornburg Fixed Income Funds Annual Report  |  103

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH4628

Annual Report
September 30, 2020
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to thornburg.com/edelivery.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling 800.847.0200 or your financial intermediary directly. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.
Thornburg Municipal Funds
Thornburg Short Duration Municipal Fund (Thornburg Low Duration Municipal Fund)
Thornburg Limited Term Municipal Fund
Thornburg California Limited Term Municipal Fund
Thornburg New Mexico Intermediate Municipal Fund
Thornburg New York Intermediate Municipal Fund
Thornburg Intermediate Municipal Fund
Thornburg Strategic Municipal Income Fund

At Thornburg, we believe unconstrained investing leads to better outcomes for our clients. Our investment solutions are highly active, high conviction, and benchmark agnostic. When it comes to finding economic opportunity for clients, it’s more than what we do.
It’s how we do it. Active As bottom-up, fundamental, active managers, we look beyond conventional benchmarks. Long Term We take a long-term view in how we manage our firm and our portfolios. Benchmark Agnostic Investment strategies should have the flexibility to pursue solutions for clients, not stay within the conventional confines of benchmarks. Flexible Perspective Our approach to portfolio construction is guided by our convictions rather than convention. High Conviction We focus our attention and capital on thoroughly researched, well-understood positions. The best form of risk management is to know what you own, and why. Repeatable & Robust Our long-term outperformance of benchmarks verifies that our process works and outperforms conventional thinking. Independent We are independently owned and far from the herd of other investment managers. Investment Driven All members of the investment team are resources for all of our strategies. Collaborative Our team collaborates on opportunities across geography, sector, or asset class.

Thornburg Municipal Funds
Annual Reports  |  September 30, 2020
Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Funds’ prospectus for a discussion of the risks associated with an investment in the Funds. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.
Thornburg Municipal Funds Annual Report  |  3

Letter to Shareholders
September 30, 2020 (Unaudited)
Dear Shareholder:
As we all continue to navigate unprecedented conditions, both in the market and in our daily lives, I want to assure you that we at Thornburg Investment Management continue to be focused on providing all of our clients excellent outcomes. The last seven months have been an excellent proof point for Thornburg’s approach to the market. Our nimble, collaborative firm was largely able to adapt to a very different environment, again both in markets and in our operational infrastructure. We have experienced a number of different challenges over the course of the firm’s nearly four-decade history. That experience has informed the construction and evolution of our firm, including the structure of the investment team, to be successful in the context of difficult times.
So where do we go from here? As I write, we’re only a few days away from what looks to be a very consequential election, not just for the U.S. but for the globe. That said, regardless of the outcome, we expect continued volatility, given the effect of extraordinary economic stimulus, a continued slow, unsteady recovery and an uncertain policy pathway in response to the COVID-19 health crisis. Globally, low risk-free rates present a challenge for investors in several ways. First, safe haven assets like U.S. Treasuries are priced to provide a negative real (or after-inflation) yield, due to purchases by the Federal Reserve to engineer particular economic outcomes. Second, asset allocation methodology assumes a negative correlation between risky assets and high-quality bonds, but very low yields make this calculus much more challenging. Third, even if lower rates were possible, the amount of additional stimulus to be gained by such outcomes is fairly low: we’ve pulled forward a tremendous amount of growth and demand already.
Our benchmark agnostic, flexible approach should continue to serve us well as we have the ability to go where we can find value, within the mandate and objectives of each portfolio. Combined with our focus on breaking down silos within the investment universe, we are designed to see the world with better perspective. Many firms have good products, but we believe that our differentiated process, evaluating individual opportunities with a clear understanding of the bigger picture, underlies the excellent long-term outcomes we’ve been able to deliver.
We certainly don’t know what will happen over the coming weeks and months, but we’re excited about continued opportunities to deliver for you, given what we see as a rapidly changing market. Some of those changes are cyclical, and we will do our best to see through the cycle, but some changes are secular, and an unexamined acceptance of past truths will be unprofitable at best and dangerous at worst. It is our understanding of and participation in the interconnectedness of markets that is our core competency: We’re built for this.
Thank you so much for your time, and your business.

Jason Brady, cfa Portfolio Manager CEO, President, and Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
4  |  Thornburg Municipal Funds Annual Report

Thornburg Short Duration Municipal Fund

Investment Goal and Fund Overview
The primary goal of Short Duration Municipal Fund is to provide current income exempt from federal income tax, consistent with preservation of capital.
The Fund is an actively managed, laddered portfolio of municipal bonds with maturities not exceeding 5 years. Actively laddering portfolios involves building a portfolio of bonds with staggered maturities that are over-weighted or under-weighted based on our assessment of market risks and individual credit opportunities. A portion of the portfolio matures each year and cash from maturing bonds is invested in bonds with longer maturities.
Performance drivers and detractors for the reporting period ending September 30, 2020
» The Fund (Class I shares) underperformed the ICE BofAML 1-3 Year U.S. Municipal Securities Index by 135 basis points (bps) on a gross-of-fee basis during the 12-month period ending September 30, 2020.
» Duration and yield curve positioning had a negative effect on the Fund’s relative performance as the portfolio ended the year with a duration 0.98 years shorter than its index. Performance due to parallel shifts in the yield curve detracted 94 bps, while performance due to non-parallel shifts detracted 39 bps from relative performance during the period.
» Security selection was also a detractor from performance during the period, accounting for 28 bps of relative performance.
Performance Summary
September 30, 2020 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG SHORT DURATION MUNICIPAL FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG SHORT DURATION MUNICIPAL FUND	1-YR	3-YR	5-YR	SINCE INCEPTION
Class A Shares (Incep: 12/30/13)
Without sales charge	1.14%	1.06%	0.86%	0.73%
With sales charge	-0.39%	0.54%	0.55%	0.50%
Class I Shares (Incep: 12/30/13)	1.26%	1.26%	1.04%	0.91%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.25%. There is no sales charge for Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 0.99%; I shares, 0.64%; Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least September 30, 2021, for some of the share classes, resulting in net expense ratios of the following: A shares, 0.70%; I shares, 0.50%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.
Thornburg Municipal Funds Annual Report  |  5

Thornburg Limited Term Municipal Fund

Investment Goal and Fund Overview
The primary investment goal of Limited Term Municipal Fund is to obtain as high a level of current income exempt from federal individual income tax as is consistent, in the view of the Fund’s investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.
The Fund is an actively managed, laddered portfolio of municipal bonds with a dollar-weighted average maturity normally of less than five years and with maturities typically not exceeding 10 years. Actively laddering portfolios involves building a portfolio of bonds with staggered maturities that are over-weighted and under-weighted based on our assessment of market risks and individual credit opportunities. A portion of the portfolio matures each year and cash from maturing bonds is invested in bonds with longer maturities.
Performance drivers and detractors for the reporting period ending September 30, 2020
» The Fund (Class I shares) underperformed the ICE BofAML 1-10 Year U.S. Municipal Securities Index by 55 basis points (bps) on a gross-of-fee basis during 12-month period ending September 30, 2020.
» Duration and yield curve positioning had a negative effect on the Fund’s relative performance as the portfolio ended the period with a duration 0.80 years shorter than its index. Performance due to parallel shifts in the yield curve detracted 21 bps, while performance due to non-parallel shifts detracted 22 bps, from relative performance during the period.
» The Fund’s sector and quality allocations contributed to performance during the period, accounting for 5 bps of relative performance.
» Security selection was also a contributor to performance during the period, accounting for 15 bps of relative performance.
Performance Summary
September 30, 2020 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG LIMITED TERM MUNICIPAL FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG LIMITED TERM MUNICIPAL FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 9/28/84)
Without sales charge	2.91%	2.21%	1.83%	2.08%	4.62%
With sales charge	1.37%	1.69%	1.53%	1.93%	4.58%
Class C Shares (Incep: 9/1/94)
Without sales charge	2.65%	1.93%	1.57%	1.82%	3.13%
With sales charge	2.15%	1.93%	1.57%	1.82%	3.13%
Class I Shares (Incep: 7/5/96)	3.15%	2.46%	2.10%	2.39%	3.70%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.25%. Class C shares include a 0.50% CDSC for the first year only. There is no sales charge for Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 0.69%; C shares, 0.94%; I shares, 0.45%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.
6  |   Thornburg Municipal Funds Annual Report

Thornburg California Limited Term Municipal Fund

Investment Goal and Fund Overview
The primary investment goal of Limited Term California Fund is to obtain as high a level of current income exempt from federal and California state individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.
The Fund is an actively managed, laddered portfolio of California and U.S. territory municipal bonds with a dollar-weighted average maturity normally less than five years and with maturities typically not exceeding 10 years. Actively laddering portfolios involves building a portfolio of bonds with staggered maturities that are over-weighted or under-weighted based on our assessment of market risks and individual credit opportunities. A portion of the portfolio matures each year and cash from maturing bonds is invested in bonds with longer maturities.
Performance drivers and detractors for the reporting period ending September 30, 2020
» The Fund (Class I shares) underperformed the ICE BofAML 1-10 Year U.S. Municipal Securities Index by 145 basis points (bps) on a gross-of-fee basis during 12-month period ending September 30, 2020.
» The Fund’s performance due to its duration and yield curve positioning had a negative effect on relative performance as the portfolio ended the period with a duration 0.70 years shorter than its index. Performance due to parallel shifts in the yield curve detracted 52 bps, while performance due to non-parallel shifts detracted 27 bps from relative performance during the period.
» The Fund’s sector and quality allocations detracted from performance during the period, accounting for 69 bps of relative underperformance.
» Security selection was a contributor to performance during the period, accounting for 56 bps of relative performance.
Performance Summary
September 30, 2020 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 2/19/87)
Without sales charge	1.93%	1.53%	1.36%	2.01%	4.00%
With sales charge	0.39%	1.02%	1.05%	1.86%	3.95%
Class C Shares (Incep: 9/1/94)
Without sales charge	1.64%	1.25%	1.09%	1.73%	2.99%
With sales charge	1.14%	1.25%	1.09%	1.73%	2.99%
Class I Shares (Incep: 4/1/97)	2.25%	1.81%	1.65%	2.31%	3.46%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.25%. Class C shares include a 0.50% CDSC for the first year only. There is no sales charge for Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 0.93%; C shares, 1.21%; I shares, 0.68%; Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least September 30, 2021, for some of the share classes, resulting in net expense ratios of the following: A shares, 0.74%; C shares, 1.02%; I shares, 0.49%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.
Thornburg Municipal Funds Annual Report  |  7

Thornburg New Mexico Intermediate Municipal Fund

Investment Goal and Fund Overview
The primary investment goal of Intermediate New Mexico Fund is to obtain as high a level of current income exempt from federal and New Mexico state individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to long term bond portfolios.
The Fund is an actively managed, laddered portfolio of New Mexico and U.S. territory municipal bonds with a dollar weighted average maturity of normally three to ten years and with maturities not exceeding 20 years. Actively laddering portfolios involves building a portfolio of bonds with staggered maturities that are over-weighted or under-weighted based on our assessment of market risks and individual credit opportunities. A portion of the portfolio matures each year and cash from maturing bonds is invested in bonds with longer maturities.
Performance drivers and detractors for the reporting period ending September 30, 2020
» The Fund (Class I shares) underperformed the ICE BofAML 3-15 Year U.S. Municipal Securities Index by 93 basis points (bps) on a gross-of-fee basis during 12-month period ending September 30, 2020.
» Duration and yield curve positioning had a negative effect on the Fund’s relative performance as the portfolio ended the period with a duration 0.44 years shorter than its index. Performance due to parallel shifts in the yield curve detracted 28 bps, while performance due to non-parallel shifts detracted 29 bps from relative performance during the period.
» The Fund’s sector and quality allocations contributed to performance during the period, accounting for 65 bps of relative performance.
» Security selection was also a contributor to performance during the period, accounting for 11 bps of relative performance.
Performance Summary
September 30, 2020 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 6/18/91)
Without sales charge	2.84%	2.72%	2.17%	2.38%	4.14%
With sales charge	0.81%	2.04%	1.76%	2.17%	4.06%
Class D Shares (Incep: 6/1/99)
Without sales charge	2.58%	2.46%	1.93%	2.13%	3.08%
Class I Shares (Incep: 2/1/07)	3.16%	3.04%	2.49%	2.71%	3.41%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. There is no sales charge for Class D and Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 0.97%; D shares, 1.25%; I shares, 0.69%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2021, for some of the share classes, resulting in net expense ratios of the following: I shares, 0.67%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.
8  |   Thornburg Municipal Funds Annual Report

Thornburg New York Intermediate Municipal Fund

Investment Goal and Fund Overview
The primary investment goal of Intermediate New York Fund is to obtain as high a level of current income exempt from federal, New York State and New York City individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to long term bond portfolios.
The Fund is an actively managed, laddered portfolio of New York and US territory municipal bonds with a dollar weighted average maturity of normally three to ten years and with maturities not exceeding 20 years. Actively laddering portfolios involves building a portfolio of bonds with staggered maturities that are over-weighted or under-weighted based on our assessment of market risks and individual credit opportunities. A portion of the portfolio matures each year and cash from maturing bonds is invested in bonds with longer maturities.
Performance drivers and detractors for the reporting period ending September 30, 2020
» The Fund (Class I shares) underperformed the ICE BofAML 3-15 Year U.S. Municipal Securities Index by 166 basis points (bps) on a gross-of-fee basis during 12-month period ending September 30, 2020.
» The Fund’s performance due to its duration and yield curve positioning had a negative effect on relative performance as the portfolio ended the period with a duration 0.44 years shorter than its index. Performance due to parallel shifts in the yield curve detracted 29 bps, while performance due to non-parallel shifts detracted 24 bps from relative performance during the period.
» The Fund’s sector and quality allocations detracted from performance during the period, accounting for 22 bps of relative underperformance.
» Security selection was a contributor to performance during the period, accounting for 3 bps of relative performance.
Performance Summary
September 30, 2020 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 9/5/97)
Without sales charge	2.10%	2.17%	1.97%	2.59%	3.60%
With sales charge	0.09%	1.47%	1.56%	2.38%	3.51%
Class I Shares (Incep: 2/1/10)	2.43%	2.49%	2.30%	2.92%	3.22%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. There is no sales charge for Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 1.12%; I shares, 0.88%; Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2021, for some of the share classes, resulting in net expense ratios of the following: A shares, 0.99%; I shares, 0.67%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.
Thornburg Municipal Funds Annual Report  |  9

Thornburg Intermediate Municipal Fund

Investment Goal and Fund Overview
The primary investment goal of Intermediate Municipal Fund is to obtain as high a level of current income exempt from federal individual income tax as is consistent, in the view of the Fund’s investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios.
The Fund is an actively managed, laddered portfolio of municipal bonds with a dollar weighted average maturity of normally three to ten years and with maturities not exceeding 20 years. Actively laddering portfolios involves building a portfolio of bonds with staggered maturities that are over-weighted or under-weighted based on our assessment of market risks and individual credit opportunities. A portion of the portfolio matures each year and cash from maturing bonds is invested in bonds with longer maturities.
Performance drivers and detractors for the reporting period ending September 30, 2020
» The Fund (Class I shares) underperformed the ICE BofAML 3-15 Year U.S. Municipal Securities Index by 108 basis points (bps) on a gross-of-fee basis during 12-month period ending September 30, 2020.
» Duration and yield curve positioning had a negative effect on the Fund’s relative performance as the portfolio ended the period with a duration 0.45 years shorter than its index. Performance due to parallel shifts in the yield curve detracted 53 bps, while performance due to non-parallel shifts detracted 18 bps from relative performance during the period.
» Security selection was also a contributor to performance during the period, accounting for 24 bps of relative performance.
Performance Summary
September 30, 2020 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG INTERMEDIATE MUNICIPAL FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG INTERMEDIATE MUNICIPAL FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 7/22/91)
Without sales charge	2.76%	2.94%	2.58%	3.03%	4.55%
With sales charge	0.72%	2.25%	2.16%	2.82%	4.48%
Class C Shares (Incep: 9/1/94)
Without sales charge	2.38%	2.58%	2.23%	2.71%	3.76%
With sales charge	1.78%	2.58%	2.23%	2.71%	3.76%
Class I Shares (Incep: 7/5/96)	3.01%	3.20%	2.85%	3.33%	4.29%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. Class C shares include a 0.60% CDSC for the first year only. There is no sales charge for Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 0.89%; C shares, 1.26%; I shares, 0.65%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least September 30, 2021, for some of the share classes, resulting in net expense ratios of the following: A shares, 0.77%; C shares, 1.14%; I shares, 0.53%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.
10  |   Thornburg Municipal Funds Annual Report

Thornburg Strategic Municipal Income Fund

Investment Goal and Fund Overview
The primary goal of Strategic Municipal Income Fund is to seek a high level of current income exempt from federal individual income tax.
The Fund has a flexible mandate to invest across a wide range of maturities and credit qualities. The portfolio team will not invest more than 50% of the portfolio in bonds rated below investment grade at the time of purchase. Also, the portfolio will be diversified among sectors, issuers, credit qualities, geographic regions, and segments of the yield curve.
Performance drivers and detractors for the reporting period ending September 30, 2020
» The Fund (Class I shares) underperformed the ICE BofAML U.S. Municipal Master Index by 104 basis points (bps) on a gross-of-fee basis during 12-month period ending September 30, 2020.
» Duration and yield curve positioning had a negative effect on the Fund’s relative performance as the portfolio ended the period with a duration 1.78 years shorter than its index. Performance due to parallel shifts in the yield curve detracted 29 bps, while performance due to non-parallel shifts detracted 4 bps, from relative performance during the period.
» The Fund’s sector and quality allocations detracted from performance during the period, accounting for 30 bps of relative underperformance.
» Security selection was also a detractor from performance during the period, accounting for 32 bps of relative underperformance.
Performance Summary
September 30, 2020 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG STRATEGIC MUNICIPAL INCOME FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG STRATEGIC MUNICIPAL INCOME FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 4/1/09)
Without sales charge	2.56%	2.98%	2.65%	3.67%	5.45%
With sales charge	0.53%	2.28%	2.24%	3.46%	5.27%
Class C Shares (Incep: 4/1/09)
Without sales charge	2.02%	2.47%	2.21%	3.29%	5.08%
With sales charge	1.42%	2.47%	2.21%	3.29%	5.00%
Class I Shares (Incep: 4/1/09)	2.79%	3.18%	2.91%	3.95%	5.74%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. Class C shares include a 0.60% CDSC for the first year only. There is no sales charge for Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 1.26%; C shares, 1.65%; I shares, 0.98%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2021, for some of the share classes, resulting in net expense ratios of the following: A shares, 0.81%; C shares, 1.28%; I shares, 0.59%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.
Thornburg Municipal Funds Annual Report  |  11

Glossary
September 30, 2020 (Unaudited)
The ICE BofAML 1-3 Year U.S. Municipal Securities Index is a subset of the ICE BofAML U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 1 year and less than 3 years.
The ICE BofAML 1-10 Year U.S. Municipal Securities Index is a subset of the ICE BofAML U.S. Municipal Securities Index including all securities with a remaining term to final maturity less than 10 years.
The ICE BofAML 3-15 Year U.S. Municipal Securities Index is a subset of the ICE BofAML U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 3 years and less than 15 years.
The ICE BofAML U.S. Municipal Master Index tracks the performance of the investment-grade U.S. tax-exempt bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule, and an investment grade rating (based on average of Moody’s, S&P, and Fitch).
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations. Effective duration incorporates a bond’s embedded option features, such as call provisions.
Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.
Parallel and non-parallel shifts – Relates to the movement of the yield curve. A parallel shift means the yield curve moves up or down the same amount across the entire curve (short and long ends move). A non-parallel shift means the short end and long end move at different amounts. For example, the short end may move up 10 basis points while the long-end may move up 20 basis points.
12   |  Thornburg Municipal Funds Annual Report

Fund Summary
Thornburg Short Duration Municipal Fund  |  September 30, 2020 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	151
Effective Duration	0.8 Yrs
Average Maturity	0.9 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	0.72%
SEC Yield	-0.03%
Without the fee waivers and expense reimbursements, the Annualized Distribution yield and the SEC yield would have been 0.38% and -0.38%, respectively.
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated category.
PORTFOLIO LADDER
34%	32%	16%	9%	6%	3%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
THORNBURG SHORT DURATION MUNICIPAL FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TLMAX	885-216-788
Class I	TLMIX	885-216-770
Minimum investments for Class I shares may be higher than those for Class A shares. Class I shares may not be available to all investors.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Thornburg Municipal Funds Annual Report  |  13

Fund Summary
Thornburg Limited Term Municipal Fund  |  September 30, 2020 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	1,586
Effective Duration	2.7 Yrs
Average Maturity	3.2 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	1.43%
SEC Yield	0.02%
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated category.
PORTFOLIO LADDER
9%	19%	14%	10%	15%	9%	6%	6%	5%	5%	2%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
THORNBURG LIMITED TERM MUNICIPAL FUND	NASDAQ SYMBOLS	CUSIPS
Class A	LTMFX	885-215-459
Class C	LTMCX	885-215-442
Class I	LTMIX	885-215-434
Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

14  |  Thornburg Municipal Funds Annual Report

Fund Summary
Thornburg California Limited Term Municipal Fund  |  September 30, 2020 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	361
Effective Duration	2.8 Yrs
Average Maturity	3.4 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	1.04%
SEC Yield	-0.13%
Without the fee waivers and expense reimbursements, the Annualized Distribution yield and the SEC yield would have been 0.87% and -0.31%, respectively.
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated category.
PORTFOLIO LADDER
7%	25%	10%	10%	12%	10%	7%	4%	6%	4%	6%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND	NASDAQ SYMBOLS	CUSIPS
Class A	LTCAX	885-215-426
Class C	LTCCX	885-215-418
Class I	LTCIX	885-215-392
Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Thornburg Municipal Funds Annual Report  |  15

Fund Summary
Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2020 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	144
Effective Duration	4.4 Yrs
Average Maturity	8.1 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	1.48%
SEC Yield	0.10%
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated category.
PORTFOLIO LADDER
6%	4%	2%	9%	6%	5%	9%	10%	5%	5%	39%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND	NASDAQ SYMBOLS	CUSIPS
Class A	THNMX	885-215-301
Class D	THNDX	885-215-624
Class I	THNIX	885-215-285
Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

16  |  Thornburg Municipal Funds Annual Report

Fund Summary
Thornburg New York Intermediate Municipal Fund  |  September 30, 2020 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	64
Effective Duration	4.2 Yrs
Average Maturity	9.1 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	1.93%
SEC Yield	0.17%
Without the fee waivers and expense reimbursements, the Annualized Distribution yield and the SEC yield would have been 1.80% and -0.03%, respectively.
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated category.
PORTFOLIO LADDER
2%	4%	8%	2%	7%	4%	5%	2%	6%	9%	51%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND	NASDAQ SYMBOLS	CUSIPS
Class A	THNYX	885-215-665
Class I	TNYIX	885-216-705
Minimum investments for Class I shares may be higher than those for Class A shares. Class I shares may not be available to all investors.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Thornburg Municipal Funds Annual Report  |  17

Fund Summary
Thornburg Intermediate Municipal Fund  |  September 30, 2020 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	483
Effective Duration	4.4 Yrs
Average Maturity	8.5 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	2.31%
SEC Yield	0.46%
Without the fee waivers and expense reimbursements, the Annualized Distribution yield and the SEC yield would have been 2.17% and 0.32%, respectively.
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated category.
PORTFOLIO LADDER
4%	6%	4%	6%	6%	5%	6%	5%	5%	5%	49%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
THORNBURG INTERMEDIATE MUNICIPAL FUND	NASDAQ SYMBOLS	CUSIPS
Class A	THIMX	885-215-202
Class C	THMCX	885-215-780
Class I	THMIX	885-215-673
Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

18  |  Thornburg Municipal Funds Annual Report

Fund Summary
Thornburg Strategic Municipal Income Fund  |  September 30, 2020 (Unaudited)
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	249
Effective Duration	4.4 Yrs
Average Maturity	9.0 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	2.25%
SEC Yield	0.71%
Without the fee waivers and expense reimbursements, the Annualized Distribution yield and the SEC yield would have been 1.93% and 0.39%, respectively.
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated category.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
THORNBURG STRATEGIC MUNICIPAL INCOME FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TSSAX	885-216-101
Class C	TSSCX	885-216-200
Class I	TSSIX	885-216-309
Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.

Thornburg Municipal Funds Annual Report  |  19

Schedule of Investments
Thornburg Short Duration Municipal Fund  |  September 30, 2020
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Municipal Bonds — 99.0%
	Alabama — 1.0%
[a]	Selma (International Paper Co.) IDB, Series A, 2.00% due 11/1/2033 (put 10/1/2024)	$1,500,000	$ 1,563,705
	Arizona — 0.6%
[a]	Maricopa County (Banner Health Obligated Group) IDA, Series B, 0.50% (MUNIPSA + 0.38%) due 1/1/2035 (put 10/18/2022)	945,000	943,614
	California — 8.0%
[a]	Bay Area Toll Authority (San Francisco Bay Area Toll Bridge), Series E, 2.00% due 4/1/2034 (put 4/1/2021)	1,000,000	1,001,300
	California (Dignity Health) HFFA, Series A, 5.00% due 3/1/2021	1,000,000	1,016,430
[a]	California Infrastructure and Economic Development Bank (California Academy of Sciences), Series D, 0.483% (LIBOR 1 Month + 0.38%) due 8/1/2047 (put 8/1/2021)	2,000,000	1,997,656
[a]	California Infrastructure and Economic Development Bank (Los Angeles County Museum of Art), Series A, 0.754% (LIBOR 1 Month + 0.65%) due 12/1/2050 (put 2/1/2021)	1,000,000	995,088
[a]	Metropolitan Water District of Southern California (SPA PNC Bank, N.A.), Series B-3, 0.11% due 7/1/2035 (put 10/1/2020)	3,100,000	3,100,000
[a]	State of California (LOC Citibank, N.A.) GO, Series B-3, 0.10% due 5/1/2034 (put 10/1/2020)	2,300,000	2,300,000
[a]	State of California (LOC MUFG Union Bank, N.A.) GO, Series B-Subseries B5, 0.10% due 5/1/2040 (put 10/1/2020)	2,200,000	2,200,000
	Colorado — 3.3%
[a]	City & County of Denver (SPA JP Morgan Chase Bank, N.A.) COP, Series A-3, 0.13% due 12/1/2031 (put 10/1/2020)	2,400,000	2,400,000
	Crystal Valley Metropolitan District No 2 (Insured AGM) GO, Series A, 5.00% due 12/1/2020 - 12/1/2024	465,000	519,492
	Interlocken Metropolitan District (Insured: AGM) GO, Series A-1, 5.00% due 12/1/2020 - 12/1/2023	2,000,000	2,196,906
	Connecticut — 0.8%
	State of Connecticut GO, Series C, 5.00% due 6/15/2022	715,000	771,692
	State of Connecticut Special Tax Revenue, Series B, 5.00% due 10/1/2021	525,000	550,048
	Florida — 11.6%
	City of Jacksonville, Series C, 5.00% due 10/1/2020	1,000,000	1,000,130
	City of Orlando (Insured: AGM), Series A, 4.00% due 11/1/2021	900,000	933,570
	City of Orlando (Senior Tourist Development; Insured: AGM), Series A, 4.00% due 11/1/2020	850,000	852,371
[a]	County of Manatee (Florida Power & Light Co.), 0.15% due 9/1/2024 (put 10/1/2020)	1,100,000	1,100,000
[a]	Escambia County (Gulf Power Co.), 1.80% due 4/1/2039 (put 11/19/2020)	600,000	601,236
[a]	Escambia County (International Paper Co.), 2.00% due 11/1/2033 (put 10/1/2024)	775,000	806,853
[a]	Gainesville Utilities System Revenue (SPA JP Morgan Chase Bank, N.A.), Series A, 0.12% due 10/1/2026 (put 10/1/2020)	2,000,000	2,000,000
[a]	JEA Water & Sewer System Revenue (SPA U.S. Bank, N.A.), Series A-1, 0.10% due 10/1/2038 (put 10/1/2020)	2,280,000	2,280,000
[a]	Miami-Dade County (Florida Power & Light Co.) IDA, 0.14% due 6/1/2021 (put 10/1/2020)	3,900,000	3,900,000
[a]	Miami-Dade County (Waste Management, Inc.) IDA, 1.50% due 9/1/2027 (put 11/2/2020)	1,000,000	1,000,770
[b]	School Board of Miami-Dade County, 2.00% due 2/25/2021	1,500,000	1,510,500
[a]	West Palm Beach Utility System Revenue (Insured: AGC; SPA JP Morgan Chase Bank, N.A.), Series C, 0.15% due 10/1/2038 (put 10/7/2020)	2,300,000	2,300,000
	Georgia — 2.4%
	City of Atlanta (Atlantic Station Project), 5.00% due 12/1/2021	650,000	681,285
	Main Street Natural Gas, Inc., Series A, 5.00% due 5/15/2022	1,000,000	1,058,390
	Municipal Electric Authority of Georgia, Series A, 5.00% due 1/1/2024	830,000	949,694
[a]	Private Colleges & Universities Authority (Emory University), Series B, 0.54% (MUNIPSA + 0.42%) due 10/1/2039 (put 8/16/2022)	1,000,000	996,642
	Guam — 0.2%
	Guam Power Authority (Electric Power System; Insured: AGM), Series A, 5.00% due 10/1/2020	360,000	360,036
	Hawaii — 0.2%
	State of Hawaii GO, Series DZ-2017, 5.00% due 12/1/2020	285,000	287,263
	Illinois — 7.3%
	Chicago Park District GO, Series B, 5.00% due 1/1/2022	400,000	418,788
	City of Chicago (Water System),
	5.00% due 11/1/2020	600,000	602,106
	Series 2017-2, 5.00% due 11/1/2022	600,000	649,794
	Cook County Community College District No. 508 (City Colleges of Chicago) GO, 5.00% due 12/1/2023	500,000	534,575
	Cook County School District No. 170 Chicago Heights (Insured: AGM) GO, Series D, 5.00% due 12/1/2022	1,500,000	1,629,915
[a]	Illinois Finance Authority (Advocate Health Care Network Obligated Group; SPA JP Morgan Chase Bank, N.A.), Series C-1, 0.13% due 11/1/2038 (put 10/7/2020)	2,300,000	2,300,000
	State of Illinois (State Facilities Improvements) GO,
	5.00% due 3/1/2022	575,000	596,022
	Series A, 5.00% due 10/1/2022	1,000,000	1,049,510
	Series D, 5.00% due 11/1/2024	1,000,000	1,071,790
	State of Illinois GO,
	4.875% due 5/1/2021	500,000	507,510
	Series D, 5.00% due 11/1/2021	500,000	514,305
20 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Short Duration Municipal Fund  |  September 30, 2020
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Village of Tinley Park GO,
	4.00% due 12/1/2021	$ 585,000	$ 609,646
	5.00% due 12/1/2024	870,000	993,836
	Indiana — 2.4%
[a]	Indiana Finance Authority (Franciscan Alliance, Inc. Obligated Group; LOC Barclays Bank Plc), Series I, 0.12% due 11/1/2037 (put 10/1/2020)	2,500,000	2,500,000
[a]	Indiana Finance Authority (Indiana University Health, Inc. Obligated Group), Series L, 0.40% (MUNIPSA + 0.28%) due 12/1/2046 (put 7/2/2021)	1,300,000	1,298,310
	Kentucky — 0.8%
[a]	Louisville/Jefferson County Metropolitan Government (Louisville Gas & Electric Co.), 1.85% due 10/1/2033 (put 4/1/2021)	1,200,000	1,210,152
	Louisiana — 2.0%
	Louisiana Energy & Power Authority (Rodemacher Unit No. 2 Power), 5.00% due 1/1/2021	600,000	605,694
[a]	Louisiana Offshore Terminal Authority (Loop, Inc.), 1.65% due 9/1/2027 (put 12/1/2023)	1,500,000	1,506,375
	Shreveport Water & Sewer Revenue (Insured: BAM), Series C, 5.00% due 12/1/2023	860,000	971,568
	Maryland — 1.3%
	Maryland Health & Higher Educational Facilities Authority (UPMC Obligated Group), Series B, 5.00% due 4/15/2022 - 4/15/2024	1,200,000	1,322,768
	Washington County (Diakon Lutheran Social Ministries Obligated Group), Series B, 5.00% due 1/1/2021 - 1/1/2023	670,000	691,272
	Michigan — 1.7%
	Detroit Downtown Development Authority (Catalyst Development Project; Insured: AGM), Series A, 5.00% due 7/1/2021 - 7/1/2022	500,000	528,376
	Livonia Public Schools School District (Insured: BAM) GO, 5.00% due 5/1/2021	585,000	600,362
	Michigan State Hospital Finance Authority (Trinity Health Corp. Obligated Group), Series C, 5.00% due 12/1/2021	500,000	527,235
	Northern Michigan University, Series A, 5.00% due 12/1/2020 - 12/1/2021	935,000	960,779
	Minnesota — 0.6%
[a]	Minnesota Housing Finance Agency (Residential Single Family Development; Collateralized: GNMA, FNMA, FHLMC), 0.67% (MUNIPSA + 0.55%) due 7/1/2041 (put 12/12/2023)	1,000,000	1,002,230
	Mississippi — 1.7%
[a]	Mississippi Business Finance Corp., Series A, 0.10% due 11/1/2035 (put 10/1/2020)	2,300,000	2,300,000
	Mississippi Development Bank (Jackson Public School District; Insured: BAM), 5.00% due 10/1/2022	375,000	409,252
	Missouri — 3.1%
[a]	Health & Educational Facilities Authority of the State of Missouri (St. Louis University; SPA U.S. Bank, N.A.), 0.10% due 7/1/2032 (put 10/1/2020)	980,000	980,000
[a]	Kansas City (LOC Sumitomo Mitsui Banking), Series F, 0.13% due 4/15/2025 (put 10/7/2020)	1,925,000	1,925,000
[a]	Missouri Development Finance Board (Nelson Gallery Foundation; SPA U.S. Bank, N.A.), Series A, 0.10% due 12/1/2037 (put 10/1/2020)	1,900,000	1,900,000
	Nebraska — 0.7%
[a]	Central Plains Energy Project, 5.00% due 3/1/2050 (put 1/1/2024)	1,000,000	1,133,790
	Nevada — 2.0%
	Las Vegas Valley Water District GO, 5.00% due 12/1/2020	285,000	287,266
	Clark County Department of Aviation, Series A, 5.00% due 7/1/2021	2,000,000	2,069,860
[a]	Clark County Nevada Pollution Control Revenue (Nevada Power Co.), 1.65% due 1/1/2036 (put 3/31/2023)	500,000	507,035
	Clark County School District (School Facilities Improvements) GO, Series C, 5.00% due 6/15/2021	250,000	257,610
	New Jersey — 2.8%
	New Jersey Transportation Trust Fund Authority (State Transportation System Improvements; Insured: AMBAC), Series A, 5.25% due 12/15/2021	1,000,000	1,050,370
	Passaic Valley Sewer Commissioners (Sewer System), Series G, 5.75% due 12/1/2021	500,000	531,010
	Tobacco Settlement Financing Corp., Series A, 5.00% due 6/1/2021	1,790,000	1,842,161
	Township of Moorestown GO, 2.50% due 7/30/2021	1,000,000	1,018,680
	New Mexico — 6.3%
	City of Farmington (Public Service Co. of New Mexico),
[a]	Series B, 2.125% due 6/1/2040 (put 6/1/2022)	1,000,000	1,020,720
[a]	Series D, 1.10% due 6/1/2040 (put 6/1/2023)	500,000	502,720
	City of Las Cruces GO, 5.00% due 8/1/2021	1,500,000	1,559,355
[a]	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services Obligated Group; SPA Wells Fargo Bank, N.A.), Series D, 0.13% due 8/1/2034 (put 10/1/2020)	2,300,000	2,300,000
	New Mexico Municipal Energy Acquisition Authority, Series A, 4.00% due 11/1/2021 - 11/1/2022	1,750,000	1,848,625
	New Mexico State University (Insured BAM), Series A, 5.00% due 4/1/2021	400,000	409,208
[a]	University of New Mexico (SPA U.S. Bank, N.A.), Series B, 0.12% due 6/1/2026 (put 10/7/2020)	2,300,000	2,300,000
	New York — 10.0%
[a]	City of New York (LOC Citibank N.A.) GO, Subseries G-4, 0.13% due 4/1/2042 (put 10/7/2020)	1,100,000	1,100,000
[a]	City of New York (LOC U.S. Bank, N.A.) GO, Series L-4, 0.12% due 4/1/2038 (put 10/1/2020)	680,000	680,000
[a]	City of New York (SPA JP Morgan Chase Bank, N.A.) GO, Series F-6, 0.13% due 6/1/2044 (put 10/1/2020)	800,000	800,000
[a]	City of New York (SPA Landesbank Hessen-Thuringen) GO, Series A-3, 0.13% due 8/1/2035 (put 10/1/2020)	500,000	500,000
	Metropolitan Transportation Authority (Transit and Commuter System), Series B-1, 5.00% due 5/15/2022	1,500,000	1,543,530
	Nassau County GO,
	Series B, 4.00% due 12/21/2020	1,000,000	1,008,230
	Series C, 4.00% due 3/15/2021	1,000,000	1,016,960
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 21

Schedule of Investments, Continued
Thornburg Short Duration Municipal Fund  |  September 30, 2020
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	New York City Transitional Finance Authority Future Tax Secured Revenue (SPA JP Morgan Chase Bank, N.A.),
[a]	0.13% due 8/1/2042 (put 10/1/2020)	$ 800,000	$ 800,000
[a]	Series 1-Subseries 1C, 0.11% due 11/1/2022 (put 10/1/2020)	1,520,000	1,520,000
[a]	New York City Transitional Finance Authority Future Tax Secured Revenue (SPA State Street Bank and Trust Co.), Series A-6, 0.12% due 8/1/2039 (put 10/1/2020)	800,000	800,000
[a]	New York City Water & Sewer System (LOC Citibank, N.A.), Series F, 0.12% due 6/15/2035 (put 10/1/2020)	700,000	700,000
[a]	New York City Water & Sewer System (SPA Landesbank Hessen-Thuringen), Series BB-1, 0.13% due 6/15/2039 (put 10/1/2020)	700,000	700,000
[a]	New York City Water & Sewer System (SPA State Street Bank and Trust Co.), Series B-2, 0.12% due 6/15/2045 (put 10/1/2020)	615,000	615,000
	New York State Dormitory Authority, Series B, 5.00% due 3/31/2021	1,000,000	1,023,770
	Oneida County Local Development Corp. (Utica College), 5.00% due 7/1/2022 - 7/1/2024	825,000	891,586
	Tobacco Settlement Asset Securitization Corp., Series A, 5.00% due 6/1/2021	1,000,000	1,030,170
	Town of Oyster Bay (Insured: BAM) GO, Series B, 5.00% due 8/15/2021	500,000	520,320
	Westchester County Local Development Corp. (Miriam Osborn Memorial Home Assoc.), 5.00% due 7/1/2023	425,000	466,650
	North Carolina — 1.5%
[a]	Charlotte-Mecklenburg Hospital Authority (Atrium Health Obligated Group; SPA JP Morgan Chase Bank, N.A.), Series C, 0.13% due 1/15/2037 (put 10/1/2020)	1,100,000	1,100,000
	Harnett County, 2.00% due 12/1/2020	1,000,000	1,002,980
	North Carolina Turnpike Authority, 5.00% due 1/1/2021	200,000	201,936
	North Dakota — 0.7%
	County of McKenzie, 5.00% due 8/1/2022	1,000,000	1,057,720
	Ohio — 3.1%
	City of Cleveland (Parking Facility; Insured: AGM), 5.25% due 9/15/2021	500,000	523,100
[a]	County of Franklin (Trinity Health Corp. Obligated Group), Series OH, 0.23% due 12/1/2046 (put 11/2/2020)	1,000,000	1,000,072
	County of Scioto (Southern Ohio Medical Center), 5.00% due 2/15/2022 - 2/15/2023	3,130,000	3,396,579
	Oklahoma — 0.1%
	Muskogee Industrial Trust (Muskogee County Independent School District No. 20), 5.00% due 9/1/2023	200,000	222,908
	Pennsylvania — 3.1%
	Coatesville Area School District (Insured: AGM) (State Aid Withholding) GO ETM, 5.00% due 8/1/2021	1,000,000	1,039,520
	Luzerne County (Insured: AGM) IDA GO, 5.00% due 12/15/2020	500,000	504,115
	Philadelphia Authority for Industrial Development, 5.00% due 5/1/2022	400,000	426,064
	Philadelphia Water & Wastewater Revenue, Series B, 5.00% due 11/1/2020	550,000	552,150
	Plum Borough School District (Insured: BAM) (State Aid Withholding) GO,
	Series A, 4.00% due 9/15/2021	425,000	438,052
	Series B, 5.00% due 9/15/2021	430,000	447,282
	Sports & Exhibition Authority of Pittsburgh and Allegheny County (Insured AGM), 3.00% due 2/1/2021	1,450,000	1,463,195
	South Carolina — 1.6%
[a]	City of Charleston Waterworks & Sewer System Revenue (Capital Improvement), Series B, 0.474% (LIBOR 1 Month + 0.37%) due 1/1/2035 (put 1/1/2022)	2,500,000	2,507,077
	Tennessee — 0.9%
	Tennessee Energy Acquisition Corp. (The Gas Project), Series C, 5.00% due 2/1/2023	1,310,000	1,424,546
	Texas — 10.1%
	City of Dallas (Trinity River Corridor Infrastructure) GO, 5.00% due 2/15/2021	1,000,000	1,017,530
[a]	City of Houston (Combined Utility System), Series C, 0.466% (LIBOR 1 Month + 0.36%) due 5/15/2034 (put 8/1/2021)	3,200,000	3,165,504
	City of Olmos Park Higher Education Facilities Corp. (University of the Incarnate Word), 5.00% due 12/1/2022	1,000,000	1,094,810
	City of Texas City (ARCO Pipe Line Co. Project) IDC, 7.375% due 10/1/2020	1,000,000	1,000,190
[a]	Cypress-Fairbanks (Guaranty: PSF-GTD) ISD GO, Series B-1, 1.25% due 2/15/2036 (put 8/15/2022)	925,000	943,093
	Harris County Cultural Education Facilities Finance Corp. (Texas Medical Center Central Heating & Cooling Service Corp.) ETM, 5.00% due 11/15/2020	1,145,000	1,151,675
	Houston Airport System Revenue,
	Series B,
[c]	5.00% due 7/1/2022	630,000	680,180
	5.00% due 7/1/2023	150,000	168,773
	Sam Rayburn Municipal Power Agency, 5.00% due 10/1/2021	510,000	529,421
[a]	San Antonio Education Facilities Corp. (Trinity University), 0.14% due 6/1/2033 (put 10/7/2020)	2,300,000	2,300,000
[a]	San Antonio Electric & Gas Systems Revenue, Series B, 2.00% due 2/1/2033 (put 12/1/2021)	400,000	404,860
	San Antonio Water System, Series A, 5.00% due 5/15/2021	1,250,000	1,287,512
	State of Texas, 4.00% due 8/26/2021	2,050,000	2,119,987
	Utah — 2.6%
[a]	Utah County (IHC Health Services, Inc. Obligated Group; SPA JP Morgan Chase Bank, N.A.), 0.13% due 5/15/2051 (put 10/7/2020)	1,745,000	1,745,000
[a]	Weber County (IHC Health Services, Inc. Obligated Group; SPA Bank of New York Mellon ), Series A, 0.13% due 2/15/2031 (put 10/1/2020)	2,400,000	2,400,000
22 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Short Duration Municipal Fund  |  September 30, 2020
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Virginia — 1.8%
[a]	Halifax County (VirginiaI Electric and Power Co. Poject) IDA, Series A, 0.45% due 12/1/2041 (put 4/1/2022)	$ 500,000	$ 500,040
[a]	Loudoun County (Howard Hughes Medical Institute) EDA, Series E, 0.14% due 2/15/2038 (put 10/7/2020)	2,300,000	2,300,000
	Washington — 0.4%
[b]	State of Washington GO, 5.00% due 6/1/2024	500,000	573,225
	West Virginia — 1.6%
	Mason County (Appalachian Power Co.), Series L, 2.75% due 10/1/2022	1,000,000	1,038,790
[a]	West Virginia (Appalachian Power Co.) EDA, Series A, 2.625% due 12/1/2042 (put 6/1/2022)	1,425,000	1,468,377
	Wisconsin — 0.7%
[a]	Wisconsin Health & Educational Facilities Authority (Ascension Health Alliance System), Series B-4, 5.00% due 11/15/2043 (put 6/1/2021)	1,000,000	1,030,630
	Total Investments — 99.0% (Cost $154,009,616)		$155,473,360
	Other Assets Less Liabilities — 1.0%		1,646,467
	Net Assets — 100.0%		$157,119,827

Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on September 30, 2020.
b	When-issued security.
c	Segregated as collateral for a when-issued security.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
BAM	Insured by Build America Mutual Insurance Co.
COP	Certificates of Participation
EDA	Economic Development Authority
ETM	Escrowed to Maturity
FHLMC	Insured by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association
GNMA	Collateralized by Government National Mortgage Association
GO	General Obligation
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority
IDB	Industrial Development Board
IDC	Industrial Development Corp.
ISD	Independent School District
JEA	Jacksonville Electric Authority
LIBOR	London Interbank Offered Rates
LOC	Letter of Credit
MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index
PSF-GTD	Guaranteed by Permanent School Fund
SPA	Stand-by Purchase Agreement
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 23

Schedule of Investments
Thornburg Limited Term Municipal Fund  |  September 30, 2020
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Municipal Bonds — 99.4%
	Alabama — 0.8%
	Alabama Public School & College Authority (Education System Capital Improvements),
	Series A, 5.00% due 6/1/2021 - 6/1/2022	$ 10,940,000	$ 11,555,045
	Series B, 5.00% due 6/1/2023	735,000	827,360
	Alabama State Board of Education (Calhoun Community College), 4.00% due 5/1/2021 - 5/1/2022	2,230,000	2,316,955
	Chatom (Powersouth Energy Co-operative Projects; Insured: AGM) IDB, 5.00% due 8/1/2025 - 8/1/2030	3,830,000	4,793,995
[a]	City of Mobile Alabama (Alabama Power Co.) IDB, Series 1, 0.14% due 6/1/2034 (put 10/1/2020)	510,000	510,000
	East Alabama Health Care Authority, Series A, 5.00% due 9/1/2021 - 9/1/2022	2,045,000	2,144,346
	Lower Alabama Gas District, Series A, 5.00% due 9/1/2029	3,625,000	4,673,386
	Lower Alabama Gas District (Guaranty: Goldman Sachs Group, Inc.), 4.00% due 12/1/2023 - 12/1/2025	1,220,000	1,383,899
[a]	Selma (International Paper Co.) IDB, Series A, 2.00% due 11/1/2033 (put 10/1/2024)	2,500,000	2,606,175
	UAB Medicine Finance Authority (University Hospital), Series B, 5.00% due 9/1/2025 - 9/1/2027	8,915,000	10,979,862
	Water Works Board of the City of Birmingham, 5.00% due 1/1/2029	2,230,000	2,887,359
	Alaska — 0.3%
	City of Valdez (BP Pipelines (Alaska), Inc. Project),
	Series B, 5.00% due 1/1/2021	6,485,000	6,561,328
	Series C, 5.00% due 1/1/2021	12,000,000	12,133,200
	Arizona — 1.9%
[a]	Arizona (Banner Health Obligated Group; LOC Bank of America N.A.) HFA, Series C, 0.13% due 1/1/2046 (put 10/1/2020)	5,050,000	5,050,000
	Arizona (Scottsdale Lincoln Hospitals) HFA, 5.00% due 12/1/2022 - 12/1/2024	3,360,000	3,841,389
	Arizona Board of Regents (Arizona State University) COP, Series A, 5.00% due 9/1/2021 - 9/1/2023	13,980,000	15,289,106
	Arizona Board of Regents (Northern Arizona University Projects) COP, 5.00% due 9/1/2022 - 9/1/2023	5,825,000	6,288,838
	Arizona Board of Regents (University of Arizona), 5.00% due 8/1/2023 - 8/1/2024	1,350,000	1,545,392
	Arizona Board of Regents (University of Arizona) COP,
	5.00% due 6/1/2022 - 6/1/2028	1,690,000	1,986,515
	Series C, 5.00% due 6/1/2022	6,080,000	6,551,261
	Arizona Transportation Board,
	Series A,
	5.00% due 7/1/2021	7,465,000	7,734,860
	5.00% due 7/1/2022 (pre-refunded 7/1/2021)	5,000,000	5,179,700
	City of Phoenix Civic Improvement Corp., Series A, 5.00% due 7/1/2022 - 7/1/2025	8,580,000	10,040,078
	City of Tucson (Street and Highway Projects), Series A, 5.00% due 7/1/2022	2,135,000	2,307,786
[a]	Maricopa County (Banner Health Obligated Group) IDA, Series B, 0.50% (MUNIPSA + 0.38%) due 1/1/2035 (put 10/18/2022)	8,785,000	8,772,112
	Northern Arizona University (Insured: BAM), Series B, 5.00% due 6/1/2025 - 6/1/2030	1,580,000	2,020,693
	Pima County (Ina & Roger Road Wastewater Reclamation Facilities),
	Series A,
	3.00% due 7/1/2021 - 7/1/2022	2,525,000	2,617,706
	5.00% due 7/1/2021 - 7/1/2022	900,000	957,256
	Pima County (Sewer System & Fleet Services Facilities Expansion) COP, Series A, 5.00% due 12/1/2020 - 12/1/2022	3,260,000	3,460,393
	Pinal County (Detention and Training Facilities), Series A, 5.00% due 8/1/2021 - 8/1/2025	5,075,000	5,702,097
	Pinal County (Hunt Highway (Phases III-V), Ironwood Drive, Public Safety Radio & Court Buildings), 5.00% due 8/1/2025	3,000,000	3,492,570
	Pinal County (Tucson Electric Power Co.) IDA, 4.00% due 9/1/2029	3,320,000	3,557,446
	Salt River Project Agricultural Improvement and Power District (Salt River Electric System), 5.00% due 1/1/2026 - 1/1/2029	8,405,000	10,801,040
	State of Arizona COP, Series A, 5.00% due 10/1/2025	3,375,000	4,144,500
	Arkansas — 0.0%
	Board of Trustees of the University of Arkansas (Fayetteville Campus Athletic Facilities), Series A, 3.00% due 11/1/2023	615,000	665,848
	California — 6.4%
	Alameda County Joint Powers Authority (Alameda County Medical Center Highland Hospital), Series A, 5.00% due 12/1/2021 - 12/1/2023	6,200,000	6,959,206
	Anaheim Public Financing Authority (Public Improvements; Insured: AGM), Series C, Zero Coupon due 9/1/2022	3,250,000	3,219,808
[a]	Bay Area Toll Authority (San Francisco Bay Area Toll Bridge), Series E, 2.00% due 4/1/2034 (put 4/1/2021)	3,660,000	3,664,758
	Cabrillo (Educational Facilities; Insured: AMBAC) USD GO, Series A, Zero Coupon due 8/1/2021	1,000,000	998,320
	California (Community Developmental Disabilities Program; Insured: California Mtg Insurance) HFFA, 5.75% due 2/1/2021	1,695,000	1,725,086
	California (Dignity Health) HFFA,
	Series A,
	5.00% due 3/1/2021	3,450,000	3,506,684
	5.25% due 3/1/2022	7,020,000	7,142,148
[a]	California (St. Joseph Health System) HFFA, Series D, 5.00% due 7/1/2043 (put 10/15/2020)	5,000,000	5,008,300
	California Educational Facilities Authority (Chapman University), 5.00% due 4/1/2021	4,870,000	4,977,530
[a]	California Infrastructure and Economic Development Bank (Los Angeles County Museum of Art), Series A, 0.754% (LIBOR 1 Month + 0.65%) due 12/1/2050 (put 2/1/2021)	5,000,000	4,975,440
24 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2020
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
[a,b]	California Pollution Control Financing Authority (Republic Services, Inc. Project), Series B, 0.30% due 8/1/2024 (put 11/2/2020)	$ 3,400,000	$ 3,399,262
	California State Public Works Board (California School for the Deaf Riverside Campus), Series H, 5.00% due 4/1/2021	890,000	911,146
	California State Public Works Board (California State University), Series A, 5.00% due 10/1/2020	1,000,000	1,000,140
	California State Public Works Board (Coalinga State Hospital), Series H, 5.00% due 6/1/2021 - 6/1/2022	16,555,000	17,625,964
	California State Public Works Board (Laboratory Facility and San Diego Courthouse), Series I, 5.00% due 11/1/2021 - 11/1/2022	10,825,000	11,866,798
	California State Public Works Board (Various Capital Projects),
	Series A, 5.00% due 10/1/2021	1,000,000	1,047,950
	Series G, 5.00% due 11/1/2020 - 11/1/2021	3,250,000	3,346,715
	Castaic Lake Water Agency (Water System Improvement; Insured: AMBAC) COP, Zero Coupon due 8/1/2023	10,125,000	10,017,675
	Chino Basin Regional Financing Authority, Series A, 5.00% due 6/1/2021	2,500,000	2,582,925
	City of Los Angeles CA, 4.00% due 6/24/2021	45,975,000	47,248,967
	County of Los Angeles Metropolitan Transportation Authority (Green Bond), Series A, 5.00% due 6/1/2028 - 6/1/2030	11,485,000	15,328,140
	County of Los Angeles Redevelopment Refunding Authority (Bunker Hill Project), Series C, 5.00% due 12/1/2020 - 12/1/2024	33,865,000	37,211,224
	Escondido Union High School District (Insured: Natl-Re) GO, Zero Coupon due 11/1/2020	2,655,000	2,654,735
	Los Angeles (Educational Facilities and Information Technology Infrastructure) USD GO,
	Series A, 5.00% due 7/1/2023	8,950,000	10,121,107
	Series B, 5.00% due 7/1/2023	11,950,000	13,513,418
	Series D, 5.00% due 7/1/2022 - 7/1/2024	22,900,000	25,786,235
	Los Angeles USD GO, Series A, 5.00% due 7/1/2024	1,500,000	1,761,585
[a]	Metropolitan Water District of Southern California (SPA PNC Bank, N.A.), Series A, 0.11% due 7/1/2047 (put 10/1/2020)	25,700,000	25,700,000
	Needles (Insured: Natl-Re) USD GO, Series B, Zero Coupon due 8/1/2023	1,005,000	978,297
	North City West School Facilities Financing Authority (Carmel Valley Educational Facilities; Insured: AGM), Series A, 5.00% due 9/1/2023	4,545,000	4,945,733
[a]	Northern California Energy Authority (Commodity Supply Revenue), Series A, 4.00% due 7/1/2049 (put 7/1/2024)	35,000,000	39,025,350
	Palomar Community College District GO, Series B, Zero Coupon due 8/1/2021	2,560,000	2,559,078
	Rocklin (Insured: Natl-Re) USD GO, Zero Coupon due 8/1/2022	3,910,000	3,896,276
	Sacramento City (Educational Facilities Improvements) USD GO, 5.00% due 7/1/2021	3,265,000	3,367,227
	Sacramento City Financing Authority (Merged Downtown & Oak Park; Insured: Natl-Re), Series A, Zero Coupon due 12/1/2021	1,600,000	1,591,392
	San Diego Convention Center Expansion Financing Authority, Series A, 5.00% due 4/15/2021 - 4/15/2022	11,000,000	11,651,160
	Santa Fe Springs Community Development Commission (Consolidated Redevelopment Project; Insured: Natl-Re), Series A, Zero Coupon due 9/1/2024	7,000,000	6,791,120
	State of California (Various Purposes) GO, 5.00% due 11/1/2020	1,000,000	1,003,880
	State of California GO, 5.00% due 9/1/2021 - 11/1/2029	9,000,000	10,588,700
	West Contra Costa (Educational Facilities; Insured: AGC) USD GO, Series C-1, Zero Coupon due 8/1/2022	4,000,000	3,981,960
	West Covina Redevelopment Agency (Fashion Plaza), 6.00% due 9/1/2022	2,870,000	2,965,198
	Colorado — 1.7%
	City & County of Denver (Buell Theatre Property) COP, 5.00% due 12/1/2020 - 12/1/2023	8,610,000	9,052,500
	City & County of Denver (SPA JP Morgan Chase Bank, N.A.) COP,
[a]	Series A-1, 0.13% due 12/1/2029 (put 10/1/2020)	6,100,000	6,100,000
[a]	Series A-3, 0.13% due 12/1/2031 (put 10/1/2020)	17,595,000	17,595,000
	City & County of Denver School District No. 1 (Eastbridge Elementary and Conservatory Green K-8 Schools) COP,
	Series C,
	4.00% due 12/15/2020	600,000	604,530
	5.00% due 12/15/2021 - 12/15/2023	3,210,000	3,545,067
	City of Aurora COP, 5.00% due 12/1/2027 - 12/1/2029	7,155,000	9,469,221
[a]	Colorado (Adventist Health System/Sunbelt Obligated Group) HFA, 5.00% due 11/15/2049 (put 11/19/2026)	11,100,000	13,892,205
	Colorado (Northern Colorado Medical Center) HFA, ETM, 5.00% due 5/15/2025 - 5/15/2026	1,305,000	1,602,050
	Colorado (Sanford Obligated Group) HFA, Series A, 5.00% due 11/1/2026	2,315,000	2,855,830
	Colorado Educational & Cultural Facilities Authority (National Conference of State Legislatures) ETM, 5.00% due 6/1/2021	1,000,000	1,031,590
	County of Larimer (Jail Facilities Project) COP, 5.00% due 12/1/2028 - 12/1/2029	3,025,000	4,040,890
	El Paso County (Judicial Complex; Insured: AGM) COP, 5.00% due 12/1/2022 - 12/1/2028	2,500,000	3,044,445
	El Paso County (Pikes Peak Regional Development Center) COP,
	4.00% due 12/1/2021	1,000,000	1,041,660
	5.00% due 12/1/2023	1,330,000	1,518,434
	El Paso County Falcon School District No. 49 COP, 5.00% due 12/15/2020 - 12/15/2024	1,950,000	2,209,933
	Interlocken Metropolitan District (Insured: AGM) GO,
	Series A-1, 5.00% due 12/1/2024 - 12/1/2026	2,375,000	2,879,104
	Series A-2, 5.00% due 12/1/2027	365,000	467,028
	Regional Transportation District (North Metro Rail Line) COP, Series A, 5.00% due 6/1/2023 - 6/1/2024	8,000,000	8,991,800
	State of Colorado COP, Series A, 5.00% due 9/1/2024 - 9/1/2028	4,610,000	5,738,419
	Connecticut — 1.7%
	City of Hartford (Various Public Improvements; Insured: AGM) GO,
	Series A, 5.00% due 7/1/2024 - 7/1/2025	1,820,000	2,128,181
	Series B, 5.00% due 10/1/2022	1,765,000	1,910,648
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 25

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2020
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	State of Connecticut (Educational Facilities) GO,
	Series B, 5.00% due 6/15/2024 - 6/15/2025	$ 30,400,000	$ 35,875,562
	Series E, 5.00% due 9/1/2023	5,550,000	6,292,035
	State of Connecticut (Various Capital Projects) GO,
	Series B, 5.00% due 5/15/2027	16,615,000	20,434,622
	Series E, 5.00% due 8/15/2024	1,845,000	2,085,016
	State of Connecticut GO,
	Series B, 5.00% due 2/15/2024	7,000,000	8,069,110
	Series C, 5.00% due 6/15/2022 - 6/15/2028	12,540,000	15,597,905
	Series E, 5.00% due 9/15/2028	2,560,000	3,332,147
	State of Connecticut Special Tax Revenue, Series B, 5.00% due 10/1/2021	2,200,000	2,304,962
	State of Connecticut, Special Tax Revenue (Transportation Infrastructure Purposes), Series A, 5.00% due 8/1/2026	1,200,000	1,449,576
	Delaware — 0.0%
	Delaware Transportation Authority (Transportation System), 5.00% due 7/1/2022	1,440,000	1,563,797
	District of Columbia — 0.1%
	Washington Metropolitan Area Transit Authority, 5.00% due 7/1/2022 - 7/1/2028	6,405,000	7,504,445
	Florida — 7.5%
	Alachua County School Board (Educational Facilities) COP, 5.00% due 7/1/2022 - 7/1/2023	3,850,000	4,260,137
	Broward County (Airport, Marina & Port Improvements),
	Series Q-1,
	4.00% due 10/1/2020	1,660,000	1,660,149
	5.00% due 10/1/2020	2,000,000	2,000,240
	Broward County School Board (Educational Facilities) COP,
	Series A, 5.00% due 7/1/2021 - 7/1/2027	22,880,000	25,884,143
	Series B, 5.00% due 7/1/2023 - 7/1/2025	9,000,000	10,582,430
	Series C, 5.00% due 7/1/2025 - 7/1/2026	12,830,000	15,685,102
	Broward County School Board COP,
	Series A, 5.00% due 7/1/2028	8,590,000	11,091,580
	Series B, 5.00% due 7/1/2029	8,920,000	11,725,251
	Central Florida Expressway Authority, 5.00% due 7/1/2022 - 7/1/2026	4,100,000	4,718,740
	City of Cape Coral (Water and Sewer System Improvements), 5.00% due 10/1/2022 - 10/1/2026	5,435,000	6,674,516
	City of Gainesville Utilities System Revenue (SPA Barclays Bank plc),
	Series B,
[a]	0.13% due 10/1/2042 (put 10/1/2020)	7,000,000	7,000,000
[a]	0.15% due 10/1/2038 (put 10/7/2020)	2,350,000	2,350,000
	City of Jacksonville,
	5.00% due 10/1/2027	400,000	512,264
	Series C, 5.00% due 10/1/2023	1,105,000	1,258,109
	City of Lakeland (Energy System; Insured: AGM), 5.00% due 10/1/2020	1,695,000	1,695,220
	City of Lakeland (Lakeland Regional Health Systems), 5.00% due 11/15/2026	1,925,000	2,349,482
	City of Miami (Stormwater Management Utility System), 5.00% due 9/1/2026 - 9/1/2028	2,675,000	3,393,735
	City of North Miami Beach (North Miami Beach Water Project), 5.00% due 8/1/2021	1,000,000	1,039,830
	City of Orlando (Senior Tourist Development; Insured: AGM), 5.00% due 11/1/2023 - 11/1/2027	3,545,000	4,239,095
[a]	County of Manatee (Florida Power & Light Co.), 0.15% due 9/1/2024 (put 10/1/2020)	4,200,000	4,200,000
	Florida Higher Educational Facilities Financing Authority (University of Tampa) ETM, Series A, 5.00% due 4/1/2022	620,000	663,846
	Florida State Board of Governors (University System Capital Improvements), Series A, 4.00% due 7/1/2021 - 7/1/2022	8,600,000	9,011,222
	Fort Myers Utility System Revenue,
	5.00% due 10/1/2023	990,000	1,036,589
	5.00% due 10/1/2023 (pre-refunded 10/1/2021)	2,370,000	2,484,234
	Hillsborough County (Court Facilities), Series B, 5.00% due 11/1/2020 - 11/1/2021	9,525,000	9,794,833
	Hillsborough County (Jail and Storm Water Projects), Series A, 5.00% due 11/1/2021 - 11/1/2022	5,305,000	5,705,397
	Hillsborough County School Board (Master Lease Program) COP, 5.00% due 7/1/2027 - 7/1/2029	15,410,000	19,762,839
	JEA Electric System, Series A, 5.00% due 10/1/2024 (pre-refunded 10/1/2023)	1,200,000	1,372,368
	JEA Electric System ETM, Series A, 5.00% due 10/1/2023	1,395,000	1,590,649
[a]	JEA Water & Sewer System Revenue (SPA U.S. Bank, N.A.), Series A-1, 0.10% due 10/1/2038 (put 10/1/2020)	24,910,000	24,910,000
	Lee County School Board (School Facilities Improvements) COP, 5.00% due 8/1/2023 - 8/1/2024	3,000,000	3,469,570
	Manatee County (County Capital Projects), 5.00% due 10/1/2021	2,775,000	2,912,141
	Manatee County (Public Utilities Improvements), 5.00% due 10/1/2024 - 10/1/2025	970,000	1,160,184
	Manatee County School District (School Facilities Improvements; Insured: AGM), 5.00% due 10/1/2025 - 10/1/2027	2,900,000	3,562,419
	Marion County School Board (Insured: BAM) COP, Series B, 5.00% due 6/1/2021 - 6/1/2024	5,570,000	6,140,742
	Miami Beach GO,
	4.00% due 9/1/2021	1,015,000	1,050,352
	5.00% due 9/1/2022	1,000,000	1,043,890
26 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2020
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
[a]	Miami-Dade County (Florida Power & Light Co.) IDA, 0.14% due 6/1/2021 (put 10/1/2020)	$ 41,100,000	$ 41,100,000
	Miami-Dade County (Miami International Airport), Series B, 5.00% due 10/1/2025	2,500,000	2,890,375
	Miami-Dade County (Transit System), 5.00% due 7/1/2023 - 7/1/2025	10,215,000	12,003,965
[a]	Miami-Dade County (Waste Management, Inc.) IDA, 1.50% due 9/1/2027 (put 11/2/2020)	3,000,000	3,002,310
	Miami-Dade County Expressway Authority (Toll System), Series B, 5.00% due 7/1/2024 - 7/1/2025	4,000,000	4,563,400
	Miami-Dade County School Board (Educational Facilities Improvements) COP,
	Series A,
	5.00% due 5/1/2022 - 5/1/2024	15,535,000	17,501,674
[a]	5.00% due 5/1/2031 (put 5/1/2024)	2,550,000	2,948,132
	Series C, 5.00% due 5/1/2025	15,000,000	17,920,200
	Orange County (Orlando Health, Inc.; Insured: Natl-Re) HFA ETM, Series C, 6.25% due 10/1/2021	420,000	444,284
	Orange County School Board (Educational Facilities) COP, Series D, 5.00% due 8/1/2021 - 8/1/2025	8,100,000	9,025,215
	Palm Beach County (Baptist Health South Florida Obligated Group) HFA, 5.00% due 8/15/2024 - 8/15/2027	1,360,000	1,635,425
	Palm Beach County (Boca Raton Regional Hospital) HFA, ETM, 5.00% due 12/1/2020	600,000	604,428
	Palm Beach County School Board (Educational Facilities) COP,
	Series B, 5.00% due 8/1/2022 - 8/1/2024	10,095,000	11,533,213
	Series C,
	4.00% due 8/1/2021	3,835,000	3,951,047
	5.00% due 8/1/2022	1,660,000	1,799,506
	Palm Beach County School District COP,
	Series C,
	5.00% due 8/1/2021 - 8/1/2026	8,180,000	9,316,623
[c]	5.00% due 8/1/2024	1,950,000	2,279,492
	Series D, 5.00% due 8/1/2030	1,050,000	1,252,346
	Polk County (Water and Wastewater Utility Systems), 5.00% due 10/1/2023	1,420,000	1,558,436
	Polk County (Water and Wastewater Utility Systems; Insured: AGM),
	3.00% due 10/1/2021	3,125,000	3,216,500
	4.00% due 10/1/2020	3,100,000	3,100,310
	Reedy Creek Improvement District (Buena Vista Drive Corridor Improvements) GO, Series A, 5.00% due 6/1/2023	1,940,000	2,180,541
	Reedy Creek Improvement District (Walt Disney World Resort Complex Utility Systems), Series 1, 5.00% due 10/1/2021 - 10/1/2023	2,575,000	2,748,119
	Reedy Creek Improvement District (Walt Disney World Resort Complex Utility Systems) GO, Series A, 5.00% due 6/1/2021 - 6/1/2025	4,210,000	4,894,931
[d]	School Board of Miami-Dade County, 2.00% due 2/25/2021	13,500,000	13,594,500
	South Florida Water Management District (Everglades Restoration Plan) COP, 5.00% due 10/1/2020 - 10/1/2022	5,530,000	5,806,281
	St. Johns County School Board COP, Series A, 5.00% due 7/1/2023 - 7/1/2029	8,015,000	10,103,434
	State of Florida GO, 4.00% due 7/1/2030	6,460,000	6,642,107
	Sunshine State Governmental Financing Commission (Miami-Dade County Program), Series B-1, 5.00% due 9/1/2021 - 9/1/2024	7,275,000	8,038,871
	Sunshine State Governmental Financing Commission (Miami-Dade County Program; Insured: AGM), Series A, 5.00% due 9/1/2021	5,000,000	5,210,200
	Volusia County Educational Facilities Authority (Embry-Riddle Aeronautical University, Inc.), Series B, 5.00% due 10/15/2023 - 10/15/2025	1,750,000	2,013,202
	Volusia County School Board, 5.00% due 10/1/2029	510,000	627,412
	Volusia County School Board (University High School, River Springs Middle School) COP, Series B, 5.00% due 8/1/2024	1,000,000	1,170,070
	Georgia — 1.5%
	Athens-Clarke County Unified Government Development Authority (UGAREF Central Precinct, LLC), 5.00% due 6/15/2022 - 6/15/2023	1,270,000	1,398,306
[d]	City of Atlanta, Series A, 5.00% due 7/1/2027 - 7/1/2030	5,100,000	6,664,870
	City of Atlanta (Airport Passenger Facility),
	5.00% due 1/1/2024 - 1/1/2025	3,850,000	4,417,015
	Series B, 5.00% due 1/1/2023 - 1/1/2025	2,645,000	2,992,548
	City of Atlanta (Atlantic Station Project), 5.00% due 12/1/2020 - 12/1/2024	4,290,000	4,711,161
	City of Atlanta (BeltLine Project), Series A, 5.00% due 1/1/2021	175,000	175,667
	City of Atlanta (Hartsfield-Jackson Atlanta International Airport), Series C, 5.50% due 1/1/2021	3,525,000	3,570,613
	City of Atlanta (Water & Wastewater System), 5.00% due 11/1/2021 - 11/1/2025	6,630,000	7,433,054
	Development Authority of Fulton County (Georgia Tech Athletic Assoc.) ETM, 5.00% due 10/1/2022	4,420,000	4,841,756
	Main Street Natural Gas, Inc., Series A, 5.00% due 5/15/2023 - 5/15/2029	14,265,000	16,974,750
	Municipal Electric Authority of Georgia, Series A, 5.00% due 1/1/2026 - 1/1/2030	6,300,000	7,978,657
[a]	Private Colleges & Universities Authority (Emory University), Series B, 0.54% (MUNIPSA + 0.42%) due 10/1/2039 (put 8/16/2022)	18,400,000	18,338,213
	Savannah (International Paper Co.) EDA, 1.90% due 8/1/2024	4,000,000	4,144,560
	Guam — 0.5%
	Government of Guam (Various Capital Projects), Series D, 5.00% due 11/15/2020 - 11/15/2024	11,170,000	11,863,635
	Guam Government, Series A, 5.00% due 1/1/2025	305,000	314,522
	Guam Government Waterworks Authority (Water & Wastewater System Improvements),
	5.25% due 7/1/2022	1,050,000	1,124,046
[c]	5.25% due 7/1/2023	645,000	715,924
	Guam Power Authority (Electric Power System), Series A, 5.00% due 10/1/2023 - 10/1/2026	4,330,000	4,943,243
	Guam Power Authority (Electric Power System; Insured: AGM), Series A, 5.00% due 10/1/2020 - 10/1/2022	7,840,000	8,327,442
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 27

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2020
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Hawaii — 0.9%
	City and County of Honolulu (Capital Improvements) GO,
	Series A, 5.00% due 11/1/2020	$ 8,265,000	$ 8,297,647
	Series B, 5.00% due 11/1/2021 - 11/1/2022	9,465,000	10,290,055
	City and County of Honolulu (Capital Improvements) GO ETM, Series A, 5.00% due 11/1/2022	1,750,000	1,921,727
	County of Hawaii (Capital Improvements) GO,
	Series A, 5.00% due 9/1/2023	800,000	911,888
	Series B, 5.00% due 9/1/2023	1,500,000	1,709,805
	Series C,
	5.00% due 9/1/2021 - 9/1/2023	3,750,000	4,071,680
[c]	5.00% due 9/1/2026	1,500,000	1,860,945
	Series D, 5.00% due 9/1/2023 - 9/1/2026	3,085,000	3,726,604
	Series E, 5.00% due 9/1/2021 - 9/1/2026	4,665,000	5,113,363
	Honolulu City & County Board of Water Supply, Series A, 5.00% due 7/1/2024	1,000,000	1,083,280
	State of Hawaii (Hawaiian Home Lands Settlement) GO,
	Series DZ,
	5.00% due 12/1/2022 (pre-refunded 12/1/2021)	3,060,000	3,230,779
[c]	5.00% due 12/1/2022 (pre-refunded 12/1/2021)	940,000	992,461
	Series EA, 5.00% due 12/1/2020 - 12/1/2021	5,500,000	5,688,510
	Idaho — 0.3%
	Idaho (Trinity Health Credit Group) HFA, Series D, 5.00% due 12/1/2022 - 12/1/2024	4,200,000	4,800,088
[a]	Regents of the University of Idaho, 5.25% due 4/1/2041 (put 4/1/2021)	11,975,000	12,257,131
	Illinois — 7.0%
	Board of Education of the City of Chicago (Educational Facilities; Insured: BHAC-CR FGIC) GO, Series B-1, Zero Coupon due 12/1/2020	12,000,000	11,973,600
	Chicago Midway International Airport, Series B, 5.00% due 1/1/2022 - 1/1/2024	3,700,000	4,041,451
	Chicago O’Hare International Airport (2015 Airport Projects), Series B, 5.00% due 1/1/2021	3,000,000	3,035,250
	Chicago O’Hare International Airport (2016 Airport Projects), Series C, 5.00% due 1/1/2027	1,750,000	2,111,917
	Chicago O’Hare International Airport (Capital Development Programs), Series B, 5.00% due 1/1/2022 (pre-refunded 1/1/2021)	5,835,000	5,904,612
	Chicago Park District (Capital Improvement Plan) GO,
	Series A, 5.00% due 1/1/2024 - 1/1/2025	1,915,000	2,160,409
	Series B, 5.00% due 1/1/2021 - 1/1/2024	7,270,000	7,659,453
	Series C, 5.00% due 1/1/2022 - 1/1/2023	5,155,000	5,515,057
	Series D, 5.00% due 1/1/2023 - 1/1/2024	3,435,000	3,783,656
	Chicago Park District GO, Series D, 5.00% due 1/1/2021 - 1/1/2024	2,850,000	2,992,407
	Chicago School Reform Board of Trustees of the Board of Education (School District Capital Improvement Program; Insured: Natl-Re) GO, Series A, 5.25% due 12/1/2021	1,500,000	1,572,105
	City of Chicago (Chicago Midway Airport), Series B, 5.00% due 1/1/2023 - 1/1/2024	22,275,000	24,286,235
	City of Chicago (Riverwalk Expansion Project; Insured: AGM), 5.00% due 1/1/2021 - 1/1/2023	2,410,000	2,430,541
	City of Chicago (Wastewater Transmission System), Series C, 5.00% due 1/1/2021 - 1/1/2025	16,750,000	18,578,842
	City of Chicago (Water System),
	Series 2017-2, 5.00% due 11/1/2020 - 11/1/2024	4,150,000	4,436,595
	Series A, 5.00% due 11/1/2027	6,250,000	7,598,562
	Series A-1, 5.00% due 11/1/2024	4,000,000	4,636,840
	City of Chicago (Water System; Insured: AGM), Series 2017-2, 5.00% due 11/1/2028	2,000,000	2,435,560
	City of Mount Vernon (Various Municipal Capital Improvements; Insured: AGM) GO, 4.00% due 12/15/2020 - 12/15/2021	2,425,000	2,442,927
	City of Waukegan (Lakehurst Redevelopment Project; Insured: AGM) GO, Series A, 5.00% due 12/30/2020 - 12/30/2022	4,100,000	4,320,953
	Community College District No. 503 (Black Hawk College; Insured: AGM) GO, 5.00% due 12/1/2021 - 12/1/2024	10,935,000	12,151,016
	Community College District No. 516 (Waubonsee Community College) GO,
	Series A,
	4.50% due 12/15/2020	1,325,000	1,335,322
	5.00% due 12/15/2021	6,175,000	6,495,791
	Community Unit School District No. 302 (Kane & DeKalb County Educational Facilities; Insured: Natl-Re) GO, Zero Coupon due 2/1/2021	3,165,000	3,160,158
	Community Unit School District No. 5 (Insured: BAM) GO, 5.00% due 4/15/2024 - 4/15/2026	1,650,000	1,942,554
	Cook County Community College District No. 508 (City Colleges of Chicago) GO,
	5.00% due 12/1/2020 - 12/1/2024	8,020,000	8,421,825
	5.25% due 12/1/2025 - 12/1/2026	3,365,000	3,611,886
	Cook County School District No.170 (Insured: AGM) GO, Series D, 5.00% due 12/1/2024	1,190,000	1,379,460
	County of Cook (Capital Improvement Plan) GO,
	Series A, 5.00% due 11/15/2021	5,000,000	5,217,900
	Series C,
	4.00% due 11/15/2020 - 11/15/2022	3,925,000	4,053,698
	5.00% due 11/15/2020 - 11/15/2022	5,605,000	5,828,196
	County of Cook Sales Tax Revenue, 5.00% due 11/15/2028	2,250,000	2,779,807
28 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2020
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Forest Preserve District of Cook County GO, Series A, 5.00% due 11/15/2021	$ 1,500,000	$ 1,577,625
	Forest Preserve District of DuPage County GO, 5.00% due 11/1/2020 - 11/1/2024	9,455,000	10,779,637
[a]	Illinois Finance Authority (Advocate Health Care Network Obligated Group; SPA JP Morgan Chase Bank, N.A.), Series C-1, 0.13% due 11/1/2038 (put 10/7/2020)	17,700,000	17,700,000
	Illinois Finance Authority (Advocate Health Care), 5.00% due 8/1/2023 - 8/1/2024	1,365,000	1,553,089
	Illinois Finance Authority (NorthShore University HealthSystem Obligated Group), Series A, 5.00% due 8/15/2023 - 8/15/2030	4,450,000	5,709,201
[a]	Illinois Finance Authority (Northwestern Memorial Healthcare Obligated Group; SPA JP Morgan Chase Bank, N.A.), Series A-3, 0.13% due 8/15/2042 (put 10/1/2020)	13,465,000	13,465,000
[a]	Illinois Finance Authority (Northwestern Memorial Healthcare Obligated Group; SPA U.S. Bank, N.A.), Series A-4, 0.10% due 8/15/2042 (put 10/1/2020)	2,815,000	2,815,000
	Illinois Finance Authority (Rush University Medical Center),
	Series A,
	5.00% due 11/15/2020 - 11/15/2024	1,400,000	1,537,689
[c]	5.00% due 11/15/2025	1,695,000	2,017,762
	Illinois Finance Authority (Trinity Health), Series L, 4.00% due 12/1/2021	1,265,000	1,319,446
	Illinois State Toll Highway Authority,
	5.00% due 1/1/2025	2,000,000	2,376,420
	Series D, 5.00% due 1/1/2023 - 1/1/2024	10,500,000	11,885,140
	Kane McHenry Cook & DeKalb Counties Unit School District No. 300 (Insured: AMBAC) GO, Zero Coupon due 12/1/2021	1,235,000	1,228,059
	Kane McHenry Cook & DeKalb Counties Unit School District No. 300 (Insured: AMBAC) GO ETM, Zero Coupon due 12/1/2021	765,000	762,001
	Kane McHenry Cook & DeKalb Counties Unit School District No. 300 GO, 5.00% due 1/1/2024	7,150,000	8,191,111
	Knox & Warren Counties Community Unit School District No 205 Galesburg GO,
	Series B,
	4.00% due 12/1/2020 - 12/1/2023	3,610,000	3,876,090
[c]	4.00% due 12/1/2024	1,240,000	1,415,956
	5.00% due 12/1/2025 - 12/1/2029	7,400,000	9,316,598
	McHenry County Conservation District GO, 5.00% due 2/1/2021 - 2/1/2025	4,325,000	4,747,398
	Metropolitan Pier & Exposition Authority (McCormick Place Expansion) (State Aid Withholding) ETM, Series B, 5.00% due 12/15/2020	4,000,000	4,034,640
	Metropolitan Water Reclamation District of Greater Chicago (Green Bond), GO, Series E, 5.00% due 12/1/2025	1,000,000	1,213,420
	Peoria Metropolitan Airport Authority GO, Series D, 5.00% due 12/1/2027	1,000,000	1,231,030
	Sales Tax Securitization Corp.,
	5.00% due 1/1/2028	3,655,000	4,439,655
	Series A, 5.00% due 1/1/2029	2,790,000	3,371,659
	State of Illinois, Series B, 5.00% due 6/15/2026 - 6/15/2029	20,000,000	22,841,300
	State of Illinois (Insured: BAM-Natl-Re), Series 1, 6.00% due 6/15/2026	235,000	285,067
	State of Illinois (State Facilities Improvements) GO,
	5.00% due 7/1/2021	1,735,000	1,769,874
	Series D, 5.00% due 11/1/2024	3,650,000	3,912,033
	State of Illinois GO,
	5.50% due 5/1/2024 - 5/1/2030	2,350,000	2,631,085
	Series A, 5.00% due 12/1/2021	4,500,000	4,637,790
	Series D, 5.00% due 11/1/2021 - 11/1/2028	38,740,000	41,924,166
	Town of Cicero Cook County (Cicero and Laramie Development Areas; Insured: AGM) GO, Series A, 5.00% due 1/1/2021	1,250,000	1,263,538
	Village of Tinley Park GO, 4.00% due 12/1/2022	625,000	673,613
	Will & Kendall Counties Plainfield Community Consolidated School District 202 (Capital Improvements; Insured: BAM) GO, Series A, 5.00% due 1/1/2023 - 1/1/2025	21,125,000	24,093,206
	Indiana — 1.9%
	Avon Community School Building Corp (Educational Facilities; Insured: State Intercept),
	5.00% due 7/15/2021 - 7/15/2027	6,030,000	6,813,804
[c]	5.00% due 7/15/2026	700,000	870,324
	City of Carmel Redevelopment Authority (Road and Intersection Improvements), 5.00% due 8/1/2021 - 8/1/2022	4,915,000	5,163,273
	City of Carmel Redevelopment District (CFP Energy Center, LLC Installment Purchase Agreement) COP, Series C, 5.75% due 7/15/2022 (pre-refunded 1/15/2021)	1,105,000	1,122,592
	City of Indianapolis Department of Public Utilities Gas Utility Revenue, Series A, 5.00% due 8/15/2021 - 8/15/2022 Series A,	1,100,000	1,193,088
	Duneland School Building Corp. (State Aid Withholding), Zero Coupon due 2/1/2021 - 8/1/2021	6,040,000	6,025,942
	Hamilton Southeastern Consolidated School Building Corp. (Educational Facilities; Insured: State Intercept), Series D, 5.00% due 7/15/2021 - 1/15/2024	3,210,000	3,481,967
	Indiana Bond Bank (Columbus Learning Center), 5.00% due 8/1/2021	1,300,000	1,336,413
	Indiana Finance Authority (Community Health Network), Series A, 5.00% due 5/1/2021 - 5/1/2022	3,480,000	3,622,484
	Indiana Finance Authority (CWA Authority, Inc. Wastewater System Project), Series A, 5.00% due 10/1/2021 - 10/1/2024	2,000,000	2,246,415
	Indiana Finance Authority (Indiana University Health System),
	Series N,
	5.00% due 3/1/2021	9,880,000	10,062,780
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 29

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2020
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	5.00% due 3/1/2022 (pre-refunded 3/1/2021)	$ 3,240,000	$ 3,304,573
	Indiana Finance Authority (Indiana University Health, Inc. Obligated Group),
[a]	Series L, 0.40% (MUNIPSA + 0.28%) due 12/1/2046 (put 7/2/2021)	8,700,000	8,688,690
[a]	Series M, 0.40% (MUNIPSA + 0.28%) due 12/1/2046 (put 7/2/2021)	6,000,000	5,992,200
	Indiana Finance Authority (Marian University Health Sciences) ETM, 5.00% due 9/15/2021	2,320,000	2,417,904
[a]	Indiana Finance Authority (Marion County Capital Improvement Board; SPA U.S. Bank, N.A.), Series A-3, 0.10% due 2/1/2037 (put 10/1/2020)	26,505,000	26,505,000
	Indiana Finance Authority (Parkview Health System), 5.00% due 5/1/2022	1,135,000	1,218,194
	Indiana Municipal Power Agency (Power Supply System), Series A, 5.00% due 1/1/2026 - 1/1/2028	4,235,000	5,314,922
	Lake Central Multi-District School Building Corp. (Educational Facilities) (State Aid Withholding),
	Series B,
	4.00% due 1/15/2021 - 1/15/2022	2,705,000	2,786,246
	5.00% due 7/15/2021 - 7/15/2022	2,250,000	2,378,175
	Perry Township Multischool Building Corp. (Educational Facilities) (State Aid Withholding), 5.00% due 7/10/2021	1,000,000	1,036,400
[d]	Southwest Allen Multi School Building Corp. ((Metropolitan School District of Southwest Allen County; Insured: State Intercept), 5.00% due 1/15/2029 - 7/15/2029	4,070,000	5,273,699
	Iowa — 0.2%
	Des Moines Independent Community School District (School Infrastructure; Insured: AGM), 4.00% due 6/1/2021 - 6/1/2022	6,265,000	6,282,792
	Iowa Finance Authority (Genesis Health System), 5.00% due 7/1/2022 - 7/1/2024	6,085,000	6,745,668
	Kansas — 1.0%
	Kansas (National Bio and Agro-Defense Facility) DFA, Series G, 5.00% due 4/1/2021 - 4/1/2025	32,470,000	35,482,771
	Kansas DFA, Series SRF, 5.00% due 5/1/2026	765,000	955,661
	Seward County No. 480 USD GO, Series B, 5.00% due 9/1/2024 - 9/1/2027	6,120,000	7,400,711
	Unified Government of Wyandotte County/Kansas City (Utility Systems Improvement), Series A, 5.00% due 9/1/2022 - 9/1/2024	3,600,000	4,013,946
	Wyandotte County No. 500 (General Improvement) USD GO, Series A, 5.00% due 9/1/2025 - 9/1/2026	5,675,000	6,976,464
	Kentucky — 2.2%
	Kentucky Economic (Norton Healthcare, Inc.; Insured: Natl-Re) DFA, Series B, Zero Coupon due 10/1/2020 - 10/1/2023	16,680,000	16,469,344
[a]	Kentucky Public Energy Authority, Series A, 4.00% due 4/1/2048 (put 4/1/2024)	77,915,000	85,923,104
	Lexington-Fayette Urban County Government Public Facilities Corp. (Eastern State Hospital), Series A, 5.00% due 6/1/2022	6,165,000	6,321,961
[a]	Louisville/Jefferson County Metropolitan Government (Louisville Gas & Electric Co.), 1.85% due 10/1/2033 (put 4/1/2021)	6,500,000	6,554,990
	Louisville/Jefferson County Metropolitan Government (Norton Healthcare, Inc.), 5.00% due 10/1/2026	3,000,000	3,685,590
	Turnpike Authority of Kentucky (Revitalization Projects), Series B, 5.00% due 7/1/2025 - 7/1/2026	5,615,000	6,646,289
	Louisiana — 3.0%
	City of Bossier (Public Improvements; Insured: AGM), Series ST-2010, 4.50% due 12/1/2021	2,240,000	2,344,250
	City of New Orleans (Public Improvements) GO, 5.00% due 12/1/2020 - 12/1/2021	2,515,000	2,589,847
	City of New Orleans (Public Improvements; Insured: AGM) GO, 5.00% due 12/1/2020 - 12/1/2021	8,950,000	9,282,630
	City of Shreveport (Water and Sewer System; Insured: BAM), Series A, 5.00% due 12/1/2020 - 12/1/2024	31,150,000	33,602,322
	Consolidated Government of the City of Baton Rouge & Parish of East Baton Rouge (Insured: AGM), 5.00% due 8/1/2027 - 8/1/2030	4,750,000	6,133,754
	East Baton Rouge Sewerage Commission (Wastewater System Improvements),
	Series A, 5.00% due 2/1/2028 - 2/1/2030	2,400,000	3,166,570
	Series B, 5.00% due 2/1/2023 - 2/1/2025	2,150,000	2,484,220
	Ernest N. Morial - New Orleans Exhibition Hall Authority (Convention Center), 5.00% due 7/15/2021 - 7/15/2023	2,780,000	2,980,674
	Jefferson Sales Tax District (Insured: AGM),
	Series A, 5.00% due 12/1/2023 - 12/1/2027	4,700,000	5,740,702
	Series B, 5.00% due 12/1/2027 - 12/1/2028	4,690,000	6,028,579
	Louisiana Energy & Power Authority (LEPA Unit No. 1 Power; Insured: AGM), Series A, 5.00% due 6/1/2022 - 6/1/2023	1,750,000	1,910,068
	Louisiana Energy & Power Authority (Rodemacher Unit No. 2 Power), 5.00% due 1/1/2021 - 1/1/2023	3,240,000	3,401,613
	Louisiana Local Govt Environmental Facilities & Community Development Authority (Bossier Parish Community College - Campus Facilities, Inc. Project), 5.00% due 12/1/2020	1,200,000	1,208,832
	Louisiana Local Govt Environmental Facilities & Community Development Authority (LCTCS Act 391 Project; Insured: BAM), 5.00% due 10/1/2022 - 10/1/2027	15,565,000	18,549,770
	Louisiana Local Govt Environmental Facilities & Community Development Authority (Louisiana Community & Technical College System), 5.00% due 10/1/2025 - 10/1/2027	2,960,000	3,629,628
	Louisiana Offshore Terminal Authority (Loop, INC),
[a]	Series A, 1.65% due 9/1/2033 (put 12/1/2023)	5,000,000	5,021,250
[a]	Series C, 1.65% due 9/1/2034 (put 12/1/2023)	5,000,000	5,021,250
[a]	Louisiana Offshore Terminal Authority (Loop, Inc.), 1.65% due 9/1/2027 (put 12/1/2023)	6,150,000	6,176,137
	Louisiana Public Facilities Authority (Hurricane Recovery Program), 5.00% due 6/1/2022 - 6/1/2023	7,945,000	8,724,475
	Louisiana State Office Facilities Corp. (State Capitol), Series A, 5.00% due 5/1/2021	4,595,000	4,613,058
	New Orleans Regional Transit Authority (Streetcar Rail Lines; Insured: AGM), 5.00% due 12/1/2021 - 12/1/2022	2,110,000	2,125,656
	Parish of LaFourche (Roads, Highways & Bridges), 5.00% due 1/1/2022 - 1/1/2023	930,000	1,003,281
[a]	Parish of St. Charles (Valero Energy Corp. Refinery), 4.00% due 12/1/2040 (put 6/1/2022)	19,125,000	20,109,555
	Shreveport Water & Sewer Revenue (Insured: BAM), Series C, 5.00% due 12/1/2024 - 12/1/2026	2,420,000	2,882,600
30 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2020
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	State of Louisiana GO, Series C, 5.00% due 8/1/2021	$ 11,175,000	$ 11,621,888
	Maine — 0.1%
	Maine Governmental Facilities Authority (Augusta & Machias Courthouses),
	Series A,
[c]	5.00% due 10/1/2020	1,245,000	1,245,162
	5.00% due 10/1/2021 - 10/1/2023	3,935,000	4,312,045
	Maryland — 0.8%
	Maryland (Public Health Laboratory) EDC,
	4.00% due 6/1/2022	8,245,000	8,458,133
	5.00% due 6/1/2021	8,725,000	9,008,999
	Maryland Health & Higher Educational Facilities Authority (UPMC Obligated Group), Series B, 5.00% due 4/15/2025 - 4/15/2030	7,005,000	8,770,607
	Montgomery County GO, Series C, 5.00% due 10/1/2025	1,000,000	1,233,780
	Prince County George’s GO, Series A, 5.00% due 9/15/2026	6,110,000	7,757,134
	State of Maryland GO, Series B, 5.00% due 8/1/2024	6,955,000	8,218,585
	Massachusetts — 1.0%
	Commonwealth of Massachusetts GO, Series G, 5.00% due 9/1/2029	5,000,000	6,751,750
	Massachusetts (Insured: BHAC-CR FGIC), 5.50% due 1/1/2029	8,300,000	11,135,695
	Massachusetts Development Finance Agency (Beth Israel Lahey Health Obligated Group), 5.00% due 7/1/2027 - 7/1/2028	2,000,000	2,504,850
	Massachusetts Development Finance Agency (CareGroup Healthcare System), Series I, 5.00% due 7/1/2023 - 7/1/2026	11,020,000	12,890,683
	Massachusetts Development Finance Agency (CareGroup Obligated Group), Series I, 5.00% due 7/1/2027	450,000	545,274
	Massachusetts Development Finance Agency (Mount Auburn Hospital Health Records System), Series H-1, 5.00% due 7/1/2022 - 7/1/2025	15,415,000	17,497,445
	Massachusetts Development Finance Agency (Simmons College), Series J, 5.25% due 10/1/2023	595,000	658,225
[a]	Massachusetts Health & Educational Facilities Authority (Baystate Medical Obligated Group; LOC TD Bank, N.A.), Series J-2, 0.12% due 7/1/2044 (put 10/1/2020)	1,000,000	1,000,000
[a]	Massachusetts Transportation Trust Fund Metropolitan Highway System Revenue, 5.00% due 1/1/2039 (put 1/1/2023)	3,630,000	4,021,132
	Michigan — 2.8%
	Board of Governors of Wayne State University (Educational Facilities and Equipment), Series A, 5.00% due 11/15/2022 - 11/15/2025	1,870,000	2,165,679
	County of Genesee (Water Supply System; Insured: BAM) GO, 5.00% due 11/1/2022	600,000	654,960
	County of Livingston (Howell Public Schools; Insured: Q-SBLF) GO, 4.00% due 5/1/2021	1,000,000	1,020,890
	Livonia Public Schools School District (School Building & Site) GO, Series I, 5.00% due 5/1/2021	900,000	923,823
	Michigan Finance Authority ((McLaren Health Care Corp. Obligated Group), 5.00% due 2/15/2029	1,000,000	1,291,170
	Michigan Finance Authority (Beaumont Health Credit Group), 5.00% due 8/1/2023 - 8/1/2025	18,800,000	21,705,652
	Michigan Finance Authority (Henry Ford Health System), 5.00% due 11/15/2027	1,000,000	1,238,770
	Michigan Finance Authority (LOC JP Morgan Chase Bank, N.A.) (State Aid Withholding), Series A-2, 4.00% due 8/20/2021 Series A-2,	7,000,000	7,231,070
	Michigan Finance Authority (McLaren Health Care Corp. Obligated Group), 5.00% due 2/15/2028	1,000,000	1,271,100
	Michigan Finance Authority (Trinity Health Credit Group), 5.00% due 12/1/2022 - 12/1/2028	10,500,000	12,554,805
	Michigan Finance Authority (Ypsilanti Community Schools), 5.00% due 8/1/2021 - 8/1/2022	2,670,000	2,820,772
	Michigan Municipal Bond Authority (Clean Water Fund), 5.00% due 10/1/2020	35,000	35,005
	Michigan State Building Authority, Series I, 5.00% due 10/15/2030 Series I,	2,500,000	3,426,100
	Michigan State Building Authority (Facilities Program), Series I, 5.00% due 4/15/2023 - 4/15/2026	1,750,000	2,056,195
[a]	Michigan State Hospital Finance Authority (Ascension Health), Series F-2, 1.90% due 11/15/2047 (put 4/1/2021)	5,615,000	5,658,179
	Michigan Strategic Fund (Detroit Edison Company; Insured: AMBAC), 7.00% due 5/1/2021	4,115,000	4,272,852
	Royal Oak Hospital Finance Authority (William Beaumont Hospital), 5.00% due 9/1/2021 - 9/1/2024	5,740,000	6,292,761
	School District of the City of Dearborn (Insured: Q-SBLF) (State Aid Withholding) GO, 4.00% due 5/1/2021 - 5/1/2023	1,730,000	1,832,712
	School District of the City of Detroit (Wayne County School Building & Site; Insured: Q-SBLF) GO, Series A, 5.00% due 5/1/2021 - 5/1/2022	7,000,000	7,302,590
	St. Johns Public Schools (Insured: Natl-Re/Q-SBLF) GO, 5.00% due 5/1/2021	330,000	338,804
	State Building Authority of the State of Michigan (Higher Education Facilities Program), Series I-A, 5.00% due 10/15/2020 - 10/15/2023	12,715,000	14,174,830
	State of Michigan Trunk Line Revenue, Series B, 5.00% due 11/15/2028 - 11/15/2030	30,000,000	40,602,900
	Warren Consolidated School District (Insured: Q-SBLF) GO, 5.00% due 5/1/2021	1,000,000	1,026,440
	Wayne County Airport Authority (Detroit Metropolitan Airport),
	Series C, 5.50% due 12/1/2020	4,395,000	4,431,083
	Series D, 5.50% due 12/1/2020	3,115,000	3,140,574
	Wayne State University, Series A, 5.00% due 11/15/2023 - 11/15/2026	12,640,000	15,194,680
	Minnesota — 0.4%
[a]	City of Minneapolis MN/St Paul Housing & Redevelopment Authority (Allina Health Obligated Group; LOC JP Morgan Chase Bank, N.A.), Series B-1, 0.12% due 11/15/2035 (put 10/1/2020)	7,500,000	7,500,000
	Le Sueur-Henderson No. 2397 (Minnesota School District Credit Enhancement Program) (State Aid Withholding) ISD GO, 3.00% due 4/1/2021	1,125,000	1,140,593
	Minnesota Higher Education Facilities Authority, 5.00% due 10/1/2029	300,000	383,577
	Minnesota Housing Finance Agency (Collateralized: GNMA, FNMA, FHLMC),
	Series F,
	1.90% due 1/1/2029	330,000	336,504
	1.95% due 7/1/2029	795,000	812,156
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 31

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2020
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
[a]	Minnesota Housing Finance Agency (Residential Single Family Development; Collateralized: GNMA, FNMA, FHLMC), 0.67% (MUNIPSA + 0.55%) due 7/1/2041 (put 12/12/2023)	$ 7,525,000	$ 7,541,781
	Port Authority of the City of St. Paul (Minnesota Andersen Office Building), Series 3, 5.00% due 12/1/2021 - 12/1/2022	2,215,000	2,395,726
	Port Authority of the City of St. Paul (Minnesota Freeman Office Building), Series 2, 5.00% due 12/1/2020	2,675,000	2,695,945
	St. Paul Housing and Redevelopment Authority (HealthPartners), 5.00% due 7/1/2023 - 7/1/2025	1,850,000	2,082,232
	Mississippi — 0.2%
	Mississippi Development Bank (Jackson Public School District; Insured: BAM), 5.00% due 10/1/2024 - 10/1/2028	2,400,000	2,968,173
	Mississippi Development Bank (MDOT-Harrison County Highway), Series A-GA, 5.00% due 1/1/2021 - 1/1/2023	5,000,000	5,242,215
	Mississippi Development Bank (MDOT-Madison County Highway), 5.00% due 1/1/2021 - 1/1/2023	4,250,000	4,460,550
	Missouri — 0.7%
	City of Excelsior Springs (Insured: BAM) COP,
	Series A, 4.00% due 9/1/2024 - 9/1/2028	1,860,000	2,199,120
	Series B, 4.00% due 3/1/2025 - 3/1/2030	1,230,000	1,454,110
	Jackson County (Parking Facility Projects), 4.00% due 12/1/2021	1,000,000	1,045,860
	Kansas City Municipal Assistance Corp. (H. Roe Bartle Convention Center & Infrastructure Project; Insured: AMBAC), Series B-1, Zero Coupon due 4/15/2021 - 4/15/2022	15,095,000	15,029,641
	Missouri Development Finance Board (City of Independence Electric System) ISD, Series F, 4.00% due 6/1/2021 - 6/1/2022	5,620,000	5,843,122
[a]	Missouri Development Finance Board (Nelson Gallery Foundation; SPA U.S. Bank, N.A.), Series A, 0.10% due 12/1/2037 (put 10/1/2020)	6,000,000	6,000,000
	Platte County (Community & Resource Centers), 5.00% due 4/1/2021	2,440,000	2,459,715
	Special Administrative Board of the Transitional School District of the City of St. Louis (State Aid Withholding) GO, 4.00% due 4/1/2021 - 4/1/2022	5,355,000	5,578,476
	Nebraska — 1.1%
[a]	Central Plains Energy Project, 5.00% due 3/1/2050 (put 1/1/2024)	50,000,000	56,689,500
	Douglas County Hospital Authority No. 3 (Nebraska Methodist Health System), 5.00% due 11/1/2022 - 11/1/2025	6,980,000	8,017,609
	Nevada — 3.3%
	Carson City (Carson Tahoe Regional Healthcare), 5.00% due 9/1/2022 - 9/1/2027	4,155,000	4,678,307
	Clark County Department of Aviation,
	Series A, 5.00% due 7/1/2021	1,855,000	1,919,795
	Series C, 5.00% due 7/1/2021	2,500,000	2,577,475
	Clark County School District (Acquisition of Transportation & Technology Equipment) GO,
	Series C, 5.00% due 6/15/2022	2,560,000	2,746,906
	Series D, 5.00% due 6/15/2021 - 6/15/2022	47,150,000	49,741,021
	Series E, 5.00% due 6/15/2021	21,405,000	22,056,568
	Clark County School District GO, Series A, 5.00% due 6/15/2023	4,000,000	4,458,240
	Las Vegas Convention and Visitors Authority, Series C, 5.00% due 7/1/2023 - 7/1/2026	3,050,000	3,486,199
	Las Vegas Valley Water District GO,
	Series A, 5.00% due 6/1/2023 - 6/1/2026	55,955,000	65,888,691
	Series B, 5.00% due 12/1/2025	20,000,000	24,245,800
	Series C, 5.00% due 6/1/2021	5,000,000	5,160,950
	Washoe County (Reno-Sparks Convention & Visitors Authority) GO, 5.00% due 7/1/2021 - 7/1/2022	4,200,000	4,349,975
	New Hampshire — 0.3%
[a]	New Hampshire Health and Education Facilities Authority Act (University System of New Hampshire; SPA Wells Fargo Bank, N.A.), Series B, 0.13% due 7/1/2033 (put 10/1/2020)	13,675,000	13,675,000
	New Hampshire Municipal Bond Bank (Educational Facilities; Insured: State Intercept), Series C, 5.25% due 8/15/2022	2,770,000	3,039,438
	New Hampshire Turnpike System, Series B, 5.00% due 2/1/2021	1,260,000	1,280,790
	New Jersey — 3.1%
	City of Jersey City (Qualified General Improvement; Insured: BAM) (State Aid Withholding) GO,
	Series A,
	4.00% due 8/1/2021	2,805,000	2,885,279
	5.00% due 8/1/2022 - 8/1/2023	4,985,000	5,491,760
	Essex County Improvement Authority (County Correctional Facilities & Gibraltar Facilities; Insured: Natl-Re) GO, 5.50% due 10/1/2024	5,000,000	6,032,550
	Hudson County Improvement Authority (Hudson County Lease; Insured: AGM) GO, 5.375% due 10/1/2020	2,020,000	2,020,242
	Monmouth County Improvement Authority, Series B, 2.00% due 2/15/2021	2,200,000	2,214,454
	New Jersey (New Jersey Transit Corporation) (State Aid Withholding) EDA, Series B, 5.00% due 11/1/2024	8,000,000	9,117,440
	New Jersey (New Jersey Transit Corporation) EDA,
	5.00% due 11/1/2029	40,000	48,637
	Series B, 5.00% due 11/1/2023	2,500,000	2,783,750
	New Jersey (School Facilities Construction) EDA,
	5.00% due 6/15/2028 - 6/15/2029	4,190,000	5,053,403
	Series G, 5.75% due 9/1/2023 (pre-refunded 3/1/2021)	4,955,000	5,069,857
	Series GG, 5.75% due 9/1/2023	550,000	565,510
	Series UU, 5.00% due 6/15/2028	7,930,000	8,835,368
	New Jersey (State of New Jersey Department of the Treasury) EDA, Series GG, 5.00% due 9/1/2022	735,000	747,194
32 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2020
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	New Jersey (Virtua Health Issue) HFFA, 5.00% due 7/1/2023 - 7/1/2024	$ 1,535,000	$ 1,745,147
	New Jersey Housing & Mortgage Finance Agency, Series A, 4.65% due 10/1/2029	2,970,000	3,022,064
	New Jersey Transit Corp. (Urban Public Transportation Capital Improvement), Series A, 5.00% due 9/15/2021	3,395,000	3,519,529
	New Jersey Transportation Trust Fund Authority, Series A, 5.00% due 12/15/2029	1,550,000	1,861,984
	New Jersey Transportation Trust Fund Authority (State Transportation System Improvements),
	5.00% due 6/15/2023 - 6/15/2028	10,240,000	11,616,649
	Series A, 5.25% due 12/15/2022	2,000,000	2,179,820
	Series A-1,
[a]	1.32% (MUNIPSA + 1.20%) due 6/15/2034 (put 12/15/2021)	8,250,000	8,335,940
	5.00% due 6/15/2025 - 6/15/2027	30,535,000	35,668,093
	Series B, 5.00% due 6/15/2021	2,570,000	2,641,960
	New Jersey Transportation Trust Fund Authority (State Transportation System Improvements; Insured: AMBAC),
	Series A, 5.25% due 12/15/2021	6,000,000	6,302,220
	Series B, 5.25% due 12/15/2023	3,545,000	3,987,451
	New Jersey Transportation Trust Fund Authority (Transportation System),
	5.00% due 12/15/2026 - 12/15/2027	17,785,000	21,212,741
	Series A, 5.00% due 6/15/2024 - 12/15/2025	5,015,000	5,798,963
	Passaic Valley Sewer Commissioners (Sewer System),
	Series G,
[c]	5.75% due 12/1/2020	4,250,000	4,287,400
	5.75% due 12/1/2021	4,500,000	4,779,090
	Township of Moorestown GO, 2.50% due 7/30/2021	10,000,000	10,186,800
	New Mexico — 1.7%
	Carlsbad Municipal School District (Educational Facilities) (State Aid Withholding) GO, 5.00% due 8/1/2023	1,650,000	1,867,569
	City of Albuquerque (City Infrastructure Improvements) GO, Series A, 5.00% due 7/1/2023	1,360,000	1,536,719
	City of Farmington (Arizona Public Service Co.-Four Corners Project), Series A, 4.70% due 5/1/2024	2,375,000	2,382,956
	City of Farmington (Public Service Co. of New Mexico),
	Series B,
[a]	1.875% due 4/1/2033 (put 10/1/2021)	5,335,000	5,388,990
[a]	2.125% due 6/1/2040 (put 6/1/2022)	3,500,000	3,572,520
[a]	Series C, 1.15% due 6/1/2040 (put 6/1/2024)	4,500,000	4,532,355
[a]	Series D, 1.10% due 6/1/2040 (put 6/1/2023)	7,000,000	7,038,080
	City of Las Cruces GO, 5.00% due 8/1/2021	955,000	992,789
[c]	City of Santa Fe (El Castillo Retirement Residences), 4.50% due 5/15/2022	1,100,000	1,117,985
	New Mexico Educational Assistance Foundation (Student Loans), Series A-1, 5.00% due 12/1/2021	3,000,000	3,018,870
[a]	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services Obligated Group; SPA Wells Fargo Bank, N.A.), Series C, 0.13% due 8/1/2034 (put 10/1/2020)	31,095,000	31,095,000
	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services), 5.00% due 8/1/2024 - 8/1/2025	1,780,000	2,096,386
	New Mexico Mortgage Finance Authority (Collateralized: GNMA, FNMA, FHLMC), Series F, 3.50% due 7/1/2050	11,100,000	12,216,327
	New Mexico Municipal Energy Acquisition Authority,
	Series A,
	4.00% due 11/1/2020 - 11/1/2024	5,040,000	5,396,551
[a]	5.00% due 11/1/2039 (put 5/1/2025)	4,500,000	5,367,060
	New Mexico State University, Series B, 5.00% due 4/1/2021 - 4/1/2022	1,440,000	1,497,458
	New Mexico State University (Insured: BAM), Series A, 5.00% due 4/1/2029	1,645,000	2,096,437
	New Mexico State University ETM, Series B, 5.00% due 4/1/2021 - 4/1/2022	1,655,000	1,727,093
	Rio Rancho Public School District No. 94 (State Aid Withholding) GO, Series A, 5.00% due 8/1/2026	1,085,000	1,359,733
	Santa Fe County (County Buildings & Facilities) GRT, Series A, 5.00% due 6/1/2025	1,250,000	1,505,675
	New York — 10.5%
	City of New York (City Budget Financial Management) GO,
	Series D, 5.00% due 8/1/2021 - 8/1/2022	6,000,000	6,368,700
	Series G, 5.00% due 8/1/2021 - 8/1/2023	25,145,000	27,283,038
	Series J, 5.00% due 8/1/2021 - 8/1/2024	40,480,000	45,908,218
	Series K, 5.00% due 8/1/2021 - 8/1/2022	20,850,000	22,252,390
[a]	City of New York (LOC Mizuho Bank, Ltd.) GO, Series G-6, 0.13% due 4/1/2042 (put 10/1/2020)	1,445,000	1,445,000
[a]	City of New York (LOC U.S. Bank, N.A.) GO, Series L-4, 0.12% due 4/1/2038 (put 10/1/2020)	920,000	920,000
	City of New York (SPA Barclays Bank plc) GO,
[a]	Series B4, 0.12% due 10/1/2046 (put 10/1/2020)	12,240,000	12,240,000
[a]	Series B5, 0.12% due 10/1/2046 (put 10/1/2020)	1,130,000	1,130,000
[a]	City of New York (SPA JP Morgan Chase Bank, N.A.) GO, Series F-6, 0.13% due 6/1/2044 (put 10/1/2020)	3,000,000	3,000,000
[a]	City of New York (SPA Landesbank Hessen-Thuringen) GO, Series A-3, 0.13% due 8/1/2035 (put 10/1/2020)	1,300,000	1,300,000
	Long Island Power Authority, Series A, 5.00% due 9/1/2026 - 9/1/2030	3,475,000	4,580,729
	Metropolitan Transportation Authority,
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 33

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2020
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	5.25% due 11/15/2028 - 11/15/2029	$ 12,640,000	$ 13,436,716
	Series A, 5.00% due 11/15/2020	2,000,000	2,009,300
	Metropolitan Transportation Authority (Green Bond),
	Series A2, 5.00% due 11/15/2025 - 11/15/2027	30,035,000	32,184,095
	Series B, 5.00% due 11/15/2027	1,845,000	1,989,648
	Metropolitan Transportation Authority (Transit and Commuter System), Series B-1, 5.00% due 5/15/2022	15,430,000	15,877,779
	Monroe County (St. John Fisher College) IDC, Series A, 5.00% due 6/1/2022	2,000,000	2,136,400
	Nassau County GO,
	Series B, 4.00% due 12/21/2020	35,650,000	35,943,399
	Series C, 4.00% due 3/15/2021	3,000,000	3,050,880
	New York City Health and Hospital Corp. (Healthcare Facilities Improvements), Series A, 5.00% due 2/15/2021	2,615,000	2,625,721
	New York City Transitional Finance Authority Future Tax Secured Revenue,
	Series 1, 5.00% due 11/1/2026 - 11/1/2029 Series 1,	9,000,000	11,585,495
	Series A, 5.00% due 11/1/2028 - 11/1/2030	10,485,000	13,731,786
	New York City Transitional Finance Authority Future Tax Secured Revenue (SPA JP Morgan Chase Bank, N.A.),
[a]	Series A-4, 0.13% due 8/1/2039 (put 10/1/2020)	8,490,000	8,490,000
[a]	Series C-4, 0.13% due 11/1/2036 (put 10/1/2020)	10,600,000	10,600,000
[a]	Series E3, 0.13% due 2/1/2045 (put 10/1/2020)	7,165,000	7,165,000
[a]	Series E-4, 0.13% due 2/1/2045 (put 10/1/2020)	29,270,000	29,270,000
[a]	New York City Transitional Finance Authority Future Tax Secured Revenue (SPA Landesbank Hessen-Thuringen), Series 1, 0.13% due 11/1/2022 (put 10/1/2020)	17,005,000	17,005,000
[a]	New York City Transitional Finance Authority Future Tax Secured Revenue (SPA Mizuho Bank, Ltd.), Series A-4, 0.13% due 8/1/2043 (put 10/1/2020)	5,440,000	5,440,000
[a]	New York City Transitional Finance Authority Future Tax Secured Revenue (SPA State Street Bank and Trust Co.), Series A-6, 0.12% due 8/1/2039 (put 10/1/2020)	6,920,000	6,920,000
	New York City Transitional Finance Authority Future Tax Secured Revenue (SPA U.S. Bank, N.A.),
[a]	Series A-5, 0.12% due 8/1/2039 (put 10/1/2020)	3,230,000	3,230,000
[a]	Series B5, 0.12% due 8/1/2042 (put 10/1/2020)	2,950,000	2,950,000
	New York City Trust for Cultural Resources (Lincoln Center for the Performing Arts, Inc.), Series A, 5.00% due 12/1/2026	2,500,000	3,049,500
[a]	New York City Water & Sewer System (LOC Citibank, N.A.), Series F, 0.12% due 6/15/2035 (put 10/1/2020)	15,175,000	15,175,000
[a]	New York City Water & Sewer System (SPA Bank of America, N.A.), Series BB-5, 0.11% due 6/15/2033 (put 10/1/2020)	4,400,000	4,400,000
[a]	New York City Water & Sewer System (SPA JP Morgan Chase Bank, N.A.), Series AA-1, 0.13% due 6/15/2050 (put 10/1/2020)	11,605,000	11,605,000
	New York City Water & Sewer System (SPA Landesbank Hessen-Thuringen),
[a]	Series BB-1, 0.13% due 6/15/2039 (put 10/1/2020)	37,560,000	37,560,000
[a]	Series FF-2, 0.15% due 6/15/2044 (put 10/1/2020)	28,500,000	28,500,000
[a]	New York City Water & Sewer System (SPA Mizuho Bank, Ltd.), Series AA-6, 0.14% due 6/15/2048 (put 10/1/2020)	3,535,000	3,535,000
	New York City Water & Sewer System (SPA State Street Bank and Trust Co.),
[a]	Series 3B, 0.12% due 6/15/2043 (put 10/1/2020)	1,355,000	1,355,000
[a]	Series B-2, 0.12% due 6/15/2045 (put 10/1/2020)	15,860,000	15,860,000
[a]	Series B-4, 0.12% due 6/15/2045 (put 10/1/2020)	2,750,000	2,750,000
[a]	New York City Water & Sewer System (SPA U.S. Bank N.A.), Series 3A, 0.12% due 6/15/2043 (put 10/1/2020)	500,000	500,000
[a]	New York City Water & Sewer System (SPA U.S. Bank, N.A.), Series B-1, 0.12% due 6/15/2045 (put 10/1/2020)	6,330,000	6,330,000
	New York State Dormitory Authority, Series B, 5.00% due 3/31/2021	10,000,000	10,237,700
	New York State Dormitory Authority (School Districts Financing Program) (State Aid Withholding),
	Series G, 5.00% due 4/1/2021 - 10/1/2022	750,000	787,416
	Series H, 5.00% due 10/1/2020 - 10/1/2021	1,750,000	1,784,373
	Series J, 5.00% due 10/1/2020	2,775,000	2,775,333
	New York State Dormitory Authority (School Districts Financing Program; Insured: AGC) (State Aid Withholding),
	5.25% due 10/1/2023	140,000	146,985
	5.25% due 10/1/2023 (pre-refunded 10/1/2021)	1,860,000	1,954,544
	New York State Dormitory Authority (School Districts Financing Program; Insured: AGM) (State Aid Withholding),
	Series A, 5.00% due 10/1/2020 - 10/1/2024	8,650,000	9,578,774
	Series F, 5.00% due 10/1/2020 - 10/1/2021	3,350,000	3,409,160
	New York State Dormitory Authority (State of New York Sales Tax Revenue), Series E, 5.00% due 3/15/2029	4,135,000	5,382,902
[a]	New York State Housing Finance Agency (160 Madison Ave, LLC; LOC Landesbank Hessen-Thuringen), Series A, 0.14% due 11/1/2046 (put 10/1/2020)	650,000	650,000
[a]	New York State Housing Finance Agency (LOC Landesbank Hessen-Thuringen), Series A, 0.14% due 11/1/2046 (put 10/1/2020)	4,250,000	4,250,000
	New York State Thruway Authority (Governor Thomas E. Dewey Thruway),
	Series I, 5.00% due 1/1/2021 - 1/1/2022	5,500,000	5,692,170
	Series K, 5.00% due 1/1/2024 - 1/1/2025	3,000,000	3,493,610
	New York State Thruway Authority (Highway, Bridge, Multi-Modal and MTA Projects), Series A, 5.00% due 3/15/2024	18,300,000	18,690,888
	State of New York Mortgage Agency,
	Series 223,
34 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2020
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	1.85% due 4/1/2026	$ 400,000	$ 417,628
	1.90% due 10/1/2026	815,000	851,455
	1.95% due 4/1/2027	1,000,000	1,045,310
	2.00% due 10/1/2027	775,000	810,232
	2.05% due 4/1/2028	450,000	469,985
	2.25% due 4/1/2030	1,320,000	1,367,612
	2.30% due 10/1/2030	1,110,000	1,148,983
	Suffolk County (Catholic Health Services) EDC, 5.00% due 7/1/2021 - 7/1/2022	10,000,000	10,337,550
	Town of Oyster Bay (Insured: BAM) GO, 4.00% due 11/1/2023 - 11/1/2026	3,195,000	3,663,167
[a]	Triborough Bridge and Tunnel Authority (LOC Citibank, N.A.), Series B-2, 0.10% due 1/1/2032 (put 10/1/2020)	7,775,000	7,775,000
[a]	Triborough Bridge and Tunnel Authority (LOC U.S. Bank, N.A.), Series 2005B-4C, 0.12% due 1/1/2031 (put 10/1/2020)	11,585,000	11,585,000
	Triborough Bridge and Tunnel Authority (MTA Bridges and Tunnels),
	Series A, 5.00% due 11/15/2021	5,140,000	5,408,051
	Series C-1, 5.00% due 11/15/2026	4,000,000	5,007,280
	West Seneca Central School District (Insured: BAM) (State Aid Withholding) GO, 5.00% due 11/15/2022	1,000,000	1,093,070
	Westchester County Local Development Corp. (Miriam Osborn Memorial Home Association Obligated Group), 5.00% due 7/1/2024 - 7/1/2028	1,395,000	1,615,972
	North Carolina — 1.9%
	Charlotte-Mecklenburg Hospital Authority (Atrium Health Obligated Group; SPA JP Morgan Chase Bank, N.A.),
[a]	Series B, 0.13% due 1/15/2038 (put 10/1/2020)	7,805,000	7,805,000
[a]	Series C, 0.13% due 1/15/2037 (put 10/1/2020)	600,000	600,000
	Charlotte-Mecklenburg Hospital Authority (Carolinas HealthCare System),
	3.00% due 1/15/2021	1,385,000	1,394,653
	Series A,
	4.00% due 1/15/2022	845,000	881,893
	5.00% due 1/15/2023 - 1/15/2024	4,255,000	4,675,413
	Charlotte-Mecklenburg Hospital Authority (Carolinas HealthCare System) ETM, 3.00% due 1/15/2021	210,000	211,657
	City of Charlotte (Equipment Acquisition & Public Facilities) COP, Series C, 5.00% due 12/1/2020 - 12/1/2025	8,940,000	10,025,074
[a]	Columbus County Industrial Facilities & Pollution Control Financing Authority (International Paper Co.), 2.00% due 11/1/2033 (put 10/1/2024)	1,100,000	1,146,464
	County of Buncombe (Primary, Middle School & Community College Facilities), Series A, 5.00% due 6/1/2022 - 6/1/2024	2,350,000	2,612,975
	County of Dare (Educational Facility Capital Projects),
	Series A,
	4.00% due 6/1/2022	490,000	520,708
	5.00% due 6/1/2021 - 6/1/2024	1,925,000	2,051,410
	County of Randolph,
	Series B, 5.00% due 10/1/2021 - 10/1/2023	3,560,000	3,872,999
	Series C, 5.00% due 10/1/2020 - 10/1/2023	1,400,000	1,480,393
	Harnett County, 2.00% due 12/1/2020	975,000	977,906
	North Carolina Eastern Municipal Power Agency ETM,
	Series A, 5.00% due 1/1/2022	4,715,000	5,000,776
	Series B, 5.00% due 1/1/2021	5,000,000	5,059,450
[a]	North Carolina Medical Care Commission (SPA JP Morgan Chase Bank, N.A.), Series A, 0.11% due 11/1/2034 (put 10/7/2020)	2,300,000	2,300,000
	North Carolina Municipal Power Agency (Catawba Electric), Series B, 4.00% due 1/1/2022	1,000,000	1,045,770
	North Carolina Turnpike Authority, 5.00% due 1/1/2023 - 1/1/2029	13,130,000	15,737,800
[a]	University of North Carolina at Chapel Hill, Series A, 0.454% (LIBOR 1 Month + 0.35%) due 12/1/2041 (put 12/1/2021)	40,500,000	40,507,168
	Winston-Salem State University (Student Housing and Student Services Facilities), 5.00% due 4/1/2022	945,000	1,007,578
	North Dakota — 0.1%
	County of Mckenzie, 5.00% due 8/1/2021	1,455,000	1,493,805
	County of McKenzie, 5.00% due 8/1/2022	1,000,000	1,057,720
	Ohio — 3.3%
	Akron, Bath & Copley Joint Township Hospital District (Children’s Hospital Medical Center), 5.00% due 11/15/2021	1,000,000	1,052,220
	American Municipal Power, Inc. (AMP Fremont Energy Center), Series B, 5.00% due 2/15/2021 - 2/15/2022	4,050,000	4,244,642
	Cincinnati City School District Board of Education (Educational Facilities; Insured: Natl-Re) GO, 5.25% due 12/1/2023	2,690,000	3,111,066
	City of Akron (Community Learning Centers), Series A, 5.00% due 12/1/2021	4,120,000	4,339,555
[c]	City of Cleveland (Cleveland Stadium) COP, Series A, 4.75% due 11/15/2020	2,000,000	2,009,600
	City of Cleveland (Municipal Street System Improvements) GO,
	Series A,
	3.00% due 12/1/2020 - 12/1/2021	2,980,000	3,045,829
	4.00% due 12/1/2022 - 12/1/2023	6,725,000	7,313,585
	5.00% due 12/1/2025 - 12/1/2026	7,165,000	8,635,633
	City of Cleveland (Parking Facility; Insured: AGM), 5.25% due 9/15/2021	2,035,000	2,129,017
	City of Cleveland (Parks & Recreation Facilities), 5.00% due 10/1/2020 - 10/1/2023	3,375,000	3,639,452
	City of Cleveland (Police & Fire Pension Payment), 5.00% due 5/15/2021	750,000	771,405
	City of Cleveland (Public Facilities Improvements), 5.00% due 10/1/2025 - 10/1/2028	2,855,000	3,614,065
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 35

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2020
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	City of Cleveland (Public Facilities), 5.00% due 10/1/2020 - 10/1/2023	$ 2,570,000	$ 2,807,790
	City of Toledo (Water System Improvements), 5.00% due 11/15/2020 - 11/15/2023	9,005,000	9,681,229
	Cleveland Package Facilities (Insured: AGM) ETM, 5.25% due 9/15/2021	965,000	1,011,224
	Cleveland State University (Campus Capital Projects), 5.00% due 6/1/2021 - 6/1/2022	3,000,000	3,133,090
	County of Cuyahoga (Convention Hotel Project) COP, 5.00% due 12/1/2023 - 12/1/2024	17,160,000	19,266,208
[a]	County of Franklin (Trinity Health Corp. Obligated Group), Series OH, 0.23% due 12/1/2046 (put 11/2/2020)	8,750,000	8,750,630
	County of Hamilton, Series A, 5.00% due 12/1/2020	1,650,000	1,662,491
	County of Scioto (Southern Ohio Medical Center), 5.00% due 2/15/2025	1,695,000	1,988,998
	Franklin County Convention Facilities Authority (Greater Columbus Convention Center) ETM, 5.00% due 12/1/2021 - 12/1/2024	2,500,000	2,801,660
[a]	Ohio Higher Educational Facility Commission (Case Western Reserve University), 1.625% due 12/1/2034 (put 12/1/2026)	2,200,000	2,274,712
	Ohio Turnpike & Infrastructure Commission, Series A, 5.00% due 2/15/2027 - 2/15/2028	14,555,000	18,909,897
	Ohio Water Development Authority, Series A, 5.00% due 12/1/2030	1,000,000	1,237,100
	State of Ohio (Cultural and Sports Capital Facilities), Series A, 5.00% due 10/1/2020	3,845,000	3,845,500
	State of Ohio (Major New Street Infrastructure Project),
	Series 1, 5.00% due 12/15/2020 - 12/15/2021	3,500,000	3,654,655
	Series 2016-1, 5.00% due 12/15/2020 - 12/15/2026	2,000,000	2,256,140
	State of Ohio GO, Series V, 5.00% due 5/1/2021 - 5/1/2028	46,260,000	53,329,107
	Youngstown City School District (Educational Facilities) (State Aid Withholding) GO, 4.00% due 12/1/2020 - 12/1/2023	6,910,000	6,952,652
	Oklahoma — 0.6%
	Canadian County Educational Facilities Authority (Mustang Public Schools) ISD,
	4.50% due 9/1/2021	2,290,000	2,376,905
	5.00% due 9/1/2027	1,000,000	1,235,660
	Cleveland County Educational Facilities Authority (Moore Public Schools) ISD, 5.00% due 6/1/2023	5,355,000	5,992,031
	Muskogee Industrial Trust (Muskogee County No. 20) ISD, 5.00% due 9/1/2024 - 9/1/2027	3,550,000	4,248,372
	Oklahoma (INTEGRIS Health) DFA, Series A, 5.00% due 8/15/2022 - 8/15/2025	4,725,000	5,380,167
	Oklahoma Capitol Improvement Authority (State Highway Capital Improvement), 5.00% due 7/1/2023	325,000	365,612
	Oklahoma County Finance Authority (Midwest City Public Service) ISD, 5.00% due 10/1/2022 - 10/1/2026	3,200,000	3,685,782
	Tulsa County Industrial Authority (Broken Arrow Public Schools) ISD, 4.50% due 9/1/2021	8,775,000	9,110,907
	Tulsa County Industrial Authority ISD, 5.00% due 9/1/2021 - 9/1/2022	3,025,000	3,217,937
	Oregon — 0.3%
	Hillsboro School District No. 1J (School Capital Improvements) (State Aid Withholding) GO, 5.00% due 6/15/2025 - 6/15/2027	9,130,000	11,447,271
	Polk County Dallas School District No. 2 (Capital Improvements) (State Aid Withholding) GO, Zero Coupon due 6/15/2021	1,475,000	1,468,849
	Tri-County Metropolitan Transportation District of Oregon, Series A, 5.00% due 10/1/2028	2,845,000	3,603,164
	Pennsylvania — 6.0%
	Allegheny County Higher Education Building Authority (Duquesne University of the Holy Spirit), Series A, 5.00% due 3/1/2023 - 3/1/2025	1,945,000	2,267,785
	Allegheny County Hospital Development Authority, 5.00% due 7/15/2028 - 7/15/2029	7,425,000	9,577,282
	Allegheny County Sanitary Authority (2015 Capital Project), 5.00% due 12/1/2023 - 12/1/2024	19,150,000	22,150,450
	Allegheny County Sanitary Authority (2015 Capital Project; Insured: BAM), 5.00% due 12/1/2025	1,000,000	1,230,570
	Allegheny County Sanitary Authority (Insured: BAM), 5.00% due 12/1/2029	2,830,000	3,444,082
	Altoona Area School District (Insured: AGM) (State Aid Withholding) GO, 3.00% due 12/1/2022	1,335,000	1,413,845
	City of Philadelphia (Insured: AGM) GO, 5.00% due 8/1/2025 - 8/1/2027	28,685,000	35,385,914
	City of Philadelphia (Pennsylvania Gas Works),
	5.00% due 10/1/2020 - 10/1/2024	10,500,000	11,822,713
[c]	5.00% due 8/1/2025	1,900,000	2,276,086
	City of Philadelphia (Water and Wastewater System), 5.00% due 10/1/2024 - 10/1/2026	5,455,000	6,613,832
	City of Philadelphia GO, Series A, 5.00% due 8/1/2025	10,710,000	12,878,882
	City of Pittsburgh (Insured: BAM) GO, 5.00% due 9/1/2022	1,100,000	1,196,470
	Commonwealth Financing Authority (Tobacco Master Settlement), 5.00% due 6/1/2023	930,000	1,040,056
	Commonwealth of Pennsylvania (Capital Facilities Projects) GO, Series 1, 5.00% due 3/15/2022 Series 1,	12,485,000	13,350,460
	Commonwealth of Pennsylvania (Capital Facilities) GO, Series D, 5.00% due 8/15/2023 - 8/15/2025	39,450,000	46,258,268
	Commonwealth of Pennsylvania GO,
	4.00% due 11/15/2027	4,775,000	4,972,828
	5.00% due 7/15/2030	12,930,000	17,132,121
	Cumberland County Municipal Authority (Penn State Health Obligated Group), 5.00% due 11/1/2027 - 11/1/2029	3,150,000	4,033,354
	Economy Borough Municipal Authority (Beaver County Sewer System; Insured: BAM), 4.00% due 12/15/2020 - 12/15/2022	1,785,000	1,876,737
	Lancaster County Solid Waste Management Authority (Harrisburg Resource Recovery Facility),
	Series A,
	5.00% due 12/15/2023	2,680,000	3,083,501
	5.25% due 12/15/2024	4,770,000	5,518,079
	Luzerne County (Insured: AGM) GO, Series A, 5.00% due 11/15/2021 - 11/15/2024	11,840,000	13,303,504
	Luzerne County (Insured: AGM) IDA GO, 5.00% due 12/15/2020 - 12/15/2027	6,545,000	7,359,636
	Monroeville Finance Authority (University of Pittsburgh Medical Center), 5.00% due 2/15/2021 - 2/15/2022	3,650,000	3,767,813
	Montgomery County Higher Education & Health Authority (Abington Memorial Hospital), 5.00% due 6/1/2022	3,000,000	3,220,110
36 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2020
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Montgomery County Higher Education & Health Authority (Thomas Jefferson University Obligated Group), 5.00% due 9/1/2026 - 9/1/2029	$ 4,140,000	$ 5,207,281
	Northampton Borough Municipal Authority (Water System; Insured: AGM),
	3.00% due 5/15/2023	1,255,000	1,303,418
	4.00% due 5/15/2021 - 5/15/2022	1,685,000	1,760,621
	Pennsylvania Economic Development Financing Authority, Series A, 5.00% due 11/15/2026	2,310,000	2,862,506
	Pennsylvania Economic Development Financing Authority (UPMC Obligated Group),
	5.00% due 3/15/2026	220,000	268,418
	Series A-1, 5.00% due 4/15/2024 - 4/15/2030	10,095,000	12,731,053
	Pennsylvania Higher Educational Facilities Authority (Saint Joseph’s University), Series A, 5.00% due 11/1/2023	1,075,000	1,078,795
	Pennsylvania Higher Educational Facilities Authority (Shippensburg University Student Services, Inc. Student Housing) ETM, 4.00% due 10/1/2022	2,075,000	2,172,774
	Pennsylvania Higher Educational Facilities Authority (University of Pennsylvania Health System), 5.00% due 8/15/2027	1,000,000	1,278,150
	Pennsylvania Turnpike Commission,
	Series A-1, 5.00% due 12/1/2022 - 12/1/2027	5,050,000	6,246,086
[d]	Series B, 5.00% due 12/1/2029 - 12/1/2030 Series B,	1,275,000	1,709,565
	Philadelphia (Philadelphia) IDA, 5.00% due 5/1/2024	485,000	553,555
	Philadelphia Authority for Industrial Development, 5.00% due 5/1/2025 - 5/1/2028	2,490,000	3,034,840
	Philadelphia Municipal Authority (Juvenile Justice Services Center), 5.00% due 4/1/2021 - 4/1/2027	7,850,000	8,935,553
	Pittsburgh Water and Sewer Authority,
	Series A, 5.00% due 9/1/2024	7,365,000	8,287,982
	Series B, 5.00% due 9/1/2024 (pre-refunded 9/1/2023)	2,395,000	2,729,174
	Pittsburgh Water and Sewer Authority ETM, Series B, 5.00% due 9/1/2023	2,520,000	2,877,689
	Plum Borough School District (Insured: BAM) (State Aid Withholding) GO,
	Series A, 5.00% due 9/15/2022 - 9/15/2024	4,790,000	5,308,454
	Series B, 5.00% due 9/15/2023	470,000	526,654
	Series C, 4.00% due 9/15/2021	1,610,000	1,659,443
	School District of Philadelphia, Series A, 4.00% due 6/30/2021	12,800,000	13,153,536
	School District of Philadelphia (State Aid Withholding) GO, Series A, 5.00% due 9/1/2023 - 9/1/2028	2,400,000	2,894,598
	Southeastern Pennsylvania Transportation Authority, 5.00% due 6/1/2022 - 6/1/2028	7,705,000	9,306,470
	Sports & Exhibition Authority of Pittsburgh and Allegheny County (Allegheny Regional Asset District; Insured: AGM),
	4.00% due 2/1/2022	1,200,000	1,259,196
	5.00% due 2/1/2029 - 2/1/2030	5,675,000	7,384,783
	York County GO, Series A, 5.00% due 6/1/2028 - 6/1/2030	3,000,000	3,992,850
	Rhode Island — 1.2%
	Rhode Island Clean Water Finance Agency (Public Drinking Water Supply or Treatment Facilities), Series B, 5.00% due 10/1/2020 - 10/1/2023	7,960,000	8,622,856
	Rhode Island Health and Educational Building Corp. (University of Rhode Island Auxiliary Enterprise), Series C, 5.00% due 9/15/2023	1,400,000	1,580,894
	Rhode Island Health and Educational Building Corp. (University of Rhode Island), Series B, 5.00% due 9/15/2022 - 9/15/2025	965,000	1,107,107
	State of Rhode Island and Providence Plantations (Consolidated Capital Development Loan) GO,
	Series A, 5.00% due 8/1/2021 - 8/1/2022	26,360,000	27,877,227
	Series B, 4.00% due 10/15/2020 - 10/15/2022	3,200,000	3,317,774
	State of Rhode Island and Providence Plantations (Energy Conservation) COP, Series C, 5.00% due 4/1/2022	2,020,000	2,157,158
	State of Rhode Island and Providence Plantations (Information Technology) COP, 5.00% due 11/1/2024	3,010,000	3,540,212
	State of Rhode Island and Providence Plantations (Kent County Courthouse) COP, Series A, 5.00% due 10/1/2020 - 10/1/2023	6,975,000	7,455,651
	State of Rhode Island and Providence Plantations (Training School) COP, Series B, 5.00% due 10/1/2020 - 10/1/2023	10,270,000	10,984,973
	South Carolina — 0.7%
	Beaufort-Jasper Water & Sewer Authority (Waterworks & Sewer System), Series B, 5.00% due 3/1/2021 - 3/1/2025	4,750,000	5,320,317
	Berkeley County School District (School Facility Equipment Acquisition), 5.00% due 12/1/2020 - 12/1/2024	3,550,000	3,946,945
	Charleston County (South Aviation Ave. Construction), 5.00% due 12/1/2022 - 12/1/2023	4,270,000	4,834,921
	City of Charleston Public Facilities Corp. (City of Charleston Project), Series A, 5.00% due 9/1/2021 - 9/1/2025	2,160,000	2,478,701
[a]	City of Charleston Waterworks & Sewer System Revenue (Capital Improvement), Series B, 0.474% (LIBOR 1 Month + 0.37%) due 1/1/2035 (put 1/1/2022)	17,800,000	17,850,392
	Greenwood County (Self Regional Healthcare), Series B, 5.00% due 10/1/2022	1,000,000	1,067,200
	SCAGO Educational Facilities Corp. (School District of Pickens County), 5.00% due 12/1/2021 - 12/1/2025	5,320,000	5,953,560
	South Dakota — 0.1%
	South Dakota Building Authority,
	Series B,
	5.00% due 6/1/2022	500,000	540,520
	5.00% due 6/1/2024 (pre-refunded 6/1/2023)	1,000,000	1,127,300
	South Dakota Health & Educational Facilities Authority (Avera Health) ETM, Series A, 5.00% due 7/1/2021	1,670,000	1,730,120
	South Dakota Health & Educational Facilities Authority (Sanford Health), 5.00% due 11/1/2021 - 11/1/2025	2,825,000	3,220,990
	Tennessee — 0.0%
	Tennessee Energy Acquisition Corp. (The Gas Project), Series A, 5.25% due 9/1/2023	1,025,000	1,154,253
	Texas — 14.2%
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 37

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2020
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Bexar County Hospital District (University Health System) GO, 5.00% due 2/15/2021 - 2/15/2027	$ 11,395,000	$ 12,719,215
	Cities of Dallas and Fort Worth (DFW International Airport Terminal Renewal & Improvement Program), Series D, 5.25% due 11/1/2023	3,000,000	3,160,440
	City of Austin (Water and Wastewater System),
	5.00% due 11/15/2022	245,000	258,147
	5.00% due 11/15/2022 (pre-refunded 11/15/2021)	2,395,000	2,523,470
	City of Beaumont (Waterworks & Sewer System Improvements; Insured: AGM), Series A, 5.00% due 9/1/2023 - 9/1/2024	7,500,000	8,454,100
	City of Beaumont GO, 5.00% due 3/1/2022 - 3/1/2026	3,930,000	4,568,958
	City of Brownsville (Water, Wastewater & Electric Utilities Systems),
[c]	5.00% due 9/1/2022	1,300,000	1,416,077
	Series A, 5.00% due 9/1/2022 - 9/1/2023	3,900,000	4,355,450
	City of Bryan (Electric System Improvements), 5.00% due 7/1/2026	535,000	661,538
	City of Dallas (Public Improvements) GO, 5.00% due 2/15/2022 - 2/15/2025	5,500,000	6,240,140
	City of Dallas (Trinity River Corridor Infrastructure) GO,
	5.00% due 2/15/2021 - 2/15/2026	22,605,000	25,761,013
	Series A, 5.00% due 2/15/2024	10,235,000	11,356,040
	City of Dallas GO, 5.00% due 2/15/2022 - 2/15/2024	20,635,000	21,963,455
	City of Houston (Combined Utility System),
	Series C,
[a]	0.466% (LIBOR 1 Month + 0.36%) due 5/15/2034 (put 8/1/2021)	18,525,000	18,325,300
	5.00% due 5/15/2022 - 5/15/2024	14,695,000	16,722,153
	Series D, 5.00% due 11/15/2022 - 11/15/2024	17,535,000	20,003,265
	City of Houston (Public Improvements) GO, Series A, 5.00% due 3/1/2021 - 3/1/2028	53,905,000	63,940,288
	City of Laredo (Acquire & Purchase Personal Property) GO, 5.00% due 2/15/2021 - 2/15/2026	5,280,000	6,005,136
	City of Laredo (City Infrastructure Improvements) GO, Series A, 5.00% due 2/15/2021 - 2/15/2027	2,875,000	3,413,488
	City of Laredo (Sports Venues; Insured: AGM), 5.00% due 3/15/2021 - 3/15/2024	4,400,000	4,757,628
	City of Lubbock (Waterworks System) GO, 5.00% due 2/15/2021 - 2/15/2025	37,425,000	42,350,595
	City of McAllen (International Toll Bridge System; Insured: AGM), Series A, 5.00% due 3/1/2024 - 3/1/2027	3,015,000	3,592,063
	City of Olmos Park Higher Education Facilities Corp. (University of the Incarnate Word), 5.00% due 12/1/2020 - 12/1/2021	4,620,000	4,698,271
[a]	City of San Antonio, 1.75% due 2/1/2049 (put 12/1/2025)	10,750,000	11,464,122
	City of San Antonio (CPS Energy), 5.25% due 2/1/2024	7,000,000	8,157,800
	City of San Antonio (San Antonio Water System), Series A, 5.00% due 5/15/2023 - 5/15/2026	3,700,000	4,399,223
	City of San Antonio Public Facilities Corp. (Convention Center Refinancing & Expansion), 5.00% due 9/15/2022	1,450,000	1,587,315
	City of Texas City (ARCO Pipe Line Co. Project) IDC, 7.375% due 10/1/2020	7,000,000	7,001,330
	Clifton Higher Education Finance Corp. (IDEA Public Schools), 5.00% due 8/15/2023	845,000	902,223
	Collin County GO, 5.00% due 2/15/2021	3,230,000	3,287,042
	Corpus Christi Business and Job Development Corp. (Seawall Project), 5.00% due 3/1/2021	625,000	636,963
	Cypress-Fairbanks (Guaranty: PSF-GTD) ISD GO,
[a]	Series A-2, 1.25% due 2/15/2036 (put 8/15/2022)	5,500,000	5,607,580
	Series B-1,
[a]	1.25% due 2/15/2036 (put 8/15/2022)	3,500,000	3,568,460
[a]	2.125% due 2/15/2040 (put 8/16/2021)	4,800,000	4,874,208
[a]	Series B-3, 1.25% due 2/15/2040 (put 8/15/2022)	7,000,000	7,136,920
	Dallas (Guaranty: PSF-GTD) ISD GO,
[a]	5.00% due 2/15/2036 (pre-refunded 2/15/2022)	1,635,000	1,742,166
	5.00% due 2/15/2036 (pre-refunded 2/15/2022)	760,000	810,107
[a]	5.00% due 2/15/2036 (put 2/15/2022)	1,580,000	1,681,863
	Dallas County Utility & Reclamation District GO, 5.00% due 2/15/2021 - 2/15/2027	15,435,000	17,848,739
	Grayson County (State Highway Toll System) GO, 5.00% due 1/1/2022	3,000,000	3,177,900
	Gulf Coast Waste Disposal Authority (Bayport Area Wastewater Treatment System; Insured: AGM), 5.00% due 10/1/2020 - 10/1/2025	5,485,000	5,983,034
	Harris County (Flood Control), 5.00% due 10/1/2025 - 10/1/2027	14,305,000	18,030,019
	Harris County (Tax Road) GO, Series A, 5.00% due 10/1/2025 - 10/1/2028	8,985,000	11,512,844
	Harris County (Texas Permanent Improvement) GO,
	Series A, 5.00% due 10/1/2025 - 10/1/2027	11,565,000	14,841,887
	Series B, 5.00% due 10/1/2020	500,000	500,065
	Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health), Series A, 5.00% due 12/1/2022 - 12/1/2025	6,445,000	7,590,333
	Harris County Cultural Education Facilities Finance Corp. (TECO Project),
	5.00% due 11/15/2020 - 11/15/2027	4,675,000	5,528,481
[c]	5.00% due 11/15/2026	1,150,000	1,446,401
	Harris County Cultural Education Facilities Finance Corp. (Texas Medical Center), Series A, 5.00% due 5/15/2021 - 5/15/2029	11,650,000	14,269,534
	Harris County-Houston Sports Authority (Insured: AGM), Series A, 5.00% due 11/15/2022 - 11/15/2024	23,315,000	25,599,238
	Hays County GO, 5.00% due 2/15/2022 - 2/15/2025	4,050,000	4,569,274
[a]	Houston (Guaranty: PSF-GTD) ISD GO, 2.40% due 6/1/2030 (put 6/1/2021)	4,000,000	4,059,040
[a]	Houston (Insured: PSF-GTD) ISD GO, Series B, 2.40% due 6/1/2036 (put 6/1/2021)	1,725,000	1,749,771
38 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2020
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Houston Airport System Revenue,
	Series B, 5.00% due 7/1/2021 - 7/1/2028	$ 9,455,000	$ 11,665,697
	Series D, 5.00% due 7/1/2027	3,355,000	4,239,881
	Houston Higher Education Finance Corp. (Cosmos Foundation, Inc.) ETM, Series A, 5.875% due 5/15/2021	315,000	326,233
	Houston Higher Education Finance Corp. (KIPP, Inc.; Guaranty: PSF-GTD), 5.00% due 8/15/2021 - 8/15/2022	1,485,000	1,600,839
	Katy (Educational Facilities Improvements; Guaranty: PSF-GTD) ISD GO, Series A, 5.00% due 2/15/2023 - 2/15/2026	9,670,000	11,529,888
	Keller (Guaranty: PSF-GTD) ISD GO, Series A, 5.00% due 8/15/2023	1,715,000	1,953,265
	La Salle County (Insured: AGM) GO,
	5.00% due 3/1/2022 - 3/1/2028	17,910,000	21,505,040
[c]	5.00% due 3/1/2023	975,000	1,075,503
	Laredo Community College District (School Facilities Improvements) GO, 5.00% due 8/1/2022 - 8/1/2024	1,980,000	2,232,491
	Lower Colorado River Authority,
	Series A,
	5.00% due 5/15/2025	8,020,000	8,617,650
	5.00% due 5/15/2025 (pre-refunded 5/15/2022)	55,000	59,283
	Metropolitan Transit Authority of Harris County,
	5.00% due 11/1/2022 - 11/1/2028	18,750,000	23,001,743
	Series D, 5.00% due 11/1/2020 - 11/1/2027	9,920,000	11,324,600
[c]	New Caney (Guaranty: PSF-GTD) ISD GO, 5.00% due 2/15/2024 (pre-refunded 8/15/2022)	865,000	942,642
	North Harris County Regional Water Authority (Regional Water Production Design, Acquisition and Construction), 5.00% due 12/15/2020 - 12/15/2026	6,490,000	7,548,059
	North Texas Tollway Authority (North Texas Tollway System), Series A, 5.00% due 1/1/2026 - 1/1/2029	7,550,000	9,562,039
[a]	Pflugerville (Guaranty: PSF-GTD) ISD GO, Series A, 2.25% due 8/15/2037 (put 8/15/2022)	2,750,000	2,852,712
	Round Rock (Educational Facilities Improvements) ISD GO, 5.00% due 8/1/2026 - 8/1/2027	2,100,000	2,691,133
	Round Rock (Educational Facilities Improvements; Guaranty: PSF-GTD) ISD GO, 5.00% due 8/1/2022 - 8/1/2029	8,065,000	9,730,264
	Sam Rayburn Municipal Power Agency, 5.00% due 10/1/2020 - 10/1/2021	2,950,000	2,995,182
	San Antonio Water System,
	Series A, 5.00% due 5/15/2023	425,000	478,138
	Series C, 5.00% due 5/15/2029 - 5/15/2030	2,000,000	2,699,560
	State of Texas, 4.00% due 8/26/2021	141,885,000	146,728,954
	Tarrant Regional Water District, Series A, 5.00% due 3/1/2021 - 3/1/2027	8,850,000	10,402,087
	Texas State University System, Series A, 5.00% due 3/15/2028 - 3/15/2030	13,090,000	17,093,054
	Texas Transportation Commission (Central Texas Turnpike System),
	Series C,
	5.00% due 8/15/2022 - 8/15/2024	1,400,000	1,597,274
[c]	5.00% due 8/15/2023	730,000	821,827
	Texas Transportation Commission (Highway Improvements) GO, 5.00% due 4/1/2022 - 4/1/2024	10,380,000	11,674,207
	Texas Transportation Commission State Highway Fund, Series A, 5.00% due 4/1/2024	1,650,000	1,924,263
	Walnut Creek Special Utility District (Water System Improvements; Insured: BAM),
	4.00% due 1/10/2021	445,000	449,205
	5.00% due 1/10/2022 - 1/10/2024	1,275,000	1,411,342
	Utah — 1.1%
[a]	City of Murray (IHC Health Services, Inc. Obligated Group), Series C, 0.12% due 5/15/2036 (put 10/1/2020)	2,110,000	2,110,000
[a]	City of Murray (IHC Health Services, Inc. Obligated Group; SPA Barclays Bank plc), Series C, 0.13% due 5/15/2037 (put 10/1/2020)	570,000	570,000
[a]	City of Murray (IHC Health Services, Inc. Obligated Group; SPA JP Morgan Chase Bank, N.A.), Series B, 0.13% due 5/15/2037 (put 10/1/2020)	7,355,000	7,355,000
[a]	County of Utah (IHC Health Services, Inc. Obligated Group), Series B-1, 5.00% due 5/15/2056 (put 8/1/2022)	7,500,000	8,058,075
	Utah State Board of Regents (Insured: Natl-Re), Series A, 5.50% due 4/1/2029	30,365,000	40,536,668
	Utah Transit Authority (Integrated Mass Transit System), Series A-SUB, 5.00% due 6/15/2022 - 6/15/2025	3,545,000	4,107,961
[a]	Weber County (IHC Health Services, Inc. Obligated Group; SPA Bank of New York Mellon ), Series A, 0.13% due 2/15/2031 (put 10/1/2020)	500,000	500,000
	Vermont — 0.3%
	Vermont (Vermont Public Service Corp.) EDA, 5.00% due 12/15/2020	14,250,000	14,377,822
	Virginia — 0.4%
	Fairfax County (Inova Health System) IDA,
	4.00% due 5/15/2022	5,500,000	5,822,960
	5.00% due 5/15/2022	5,000,000	5,374,250
	Fairfax County (State Aid Withholding) GO, Series A, 4.50% due 10/1/2027	4,975,000	6,327,504
[a]	Halifax County (VirginiaI Electric and Power Co. Poject) IDA, Series A, 0.45% due 12/1/2041 (put 4/1/2022)	2,000,000	2,000,160
	Virginia Commonwealth Transportation Board, 5.00% due 9/15/2028	3,945,000	5,060,330
	Washington — 2.4%
	Clark County School District No 37 Vancouver (State Aid Withholding) GO, 5.00% due 12/1/2026 - 12/1/2028	1,700,000	2,214,756
	Energy Northwest (Nine Canyon Wind Project Phase I-III), 5.00% due 7/1/2021 - 7/1/2025	4,850,000	5,288,921
	Marysville School District No. 25 (Snohomish County Educational Facilities) (State Aid Withholding) GO, 5.00% due 12/1/2020 - 12/1/2023	7,695,000	8,293,795
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 39

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2020
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Skagit County Public Hospital District No. 1 (Skagit Regional Health),
	Series A,
	5.00% due 12/1/2021 - 12/1/2023	$ 1,910,000	$ 2,059,174
[c]	5.00% due 12/1/2022	500,000	543,500
	Skagit County Public Hospital District No. 1 (Skagit Regional Health) GO, 5.00% due 12/1/2020 - 12/1/2022	8,340,000	8,881,099
	Skagit County Public Hospital District No. 2 (Island Hospital) GO,
	4.00% due 12/1/2020 - 12/1/2021	2,000,000	2,048,200
	5.00% due 12/1/2022	1,700,000	1,868,555
	State of Washington (Capital Projects) GO, Series R-G-Ref, 5.00% due 7/1/2025	10,475,000	12,553,973
	State of Washington (State and Local Agency Real and Personal Property Projects) (Insured: State Intercept) COP, 5.00% due 7/1/2021 - 7/1/2022	6,125,000	6,490,095
	State of Washington (State and Local Agency Real and Personal Property Projects) COP, Series A, 5.00% due 7/1/2024 - 7/1/2027	17,775,000	21,951,171
	State of Washington (Various Purposes) GO, Series C, 5.00% due 2/1/2025 - 2/1/2029	45,385,000	58,409,991
[d]	State of Washington GO, 5.00% due 6/1/2025 - 6/1/2030	4,900,000	6,194,101
	Tacoma School District No.10 (Pierce County Capital Projects) (State Aid Withholding) GO, 5.00% due 12/1/2020	2,500,000	2,519,675
	West Virginia — 0.5%
[c]	Mason County (Appalachian Power Co.), Series L, 2.75% due 10/1/2022	15,000,000	15,581,850
	West Virginia (Appalachian Power Co.) EDA,
[a]	Series A, 2.625% due 12/1/2042 (put 6/1/2022)	4,500,000	4,636,980
[a]	Series B, 2.625% due 12/1/2042 (put 6/1/2022)	6,000,000	6,182,640
	West Virginia Higher Education Policy Commission (Higher Education Facilities), Series A, 5.00% due 4/1/2021 - 4/1/2022	2,500,000	2,625,180
	Wisconsin — 1.4%
[d]	Public Finance Authority (Renown Regional Medical Center), Series A, 5.00% due 6/1/2027 - 6/1/2030	2,945,000	3,787,591
	Wisconsin Health & Educational Facilities Authority (Advocate Aurora Health Obligated Group),
[a]	5.00% due 8/15/2054 (put 1/25/2023)	10,485,000	11,578,061
[a]	5.00% due 8/15/2054 (put 1/26/2022)	9,520,000	10,090,819
[a]	Series B-4, 5.00% due 8/15/2054 (put 1/29/2025)	16,065,000	19,048,913
	Wisconsin Health & Educational Facilities Authority (Ascension Health Alliance System),
	5.00% due 11/15/2025 - 11/15/2026	3,235,000	3,966,778
[a]	Series B-4, 5.00% due 11/15/2043 (put 6/1/2021)	13,245,000	13,650,694
	Wisconsin Health & Educational Facilities Authority (Marquette University), 5.00% due 10/1/2023 - 10/1/2026	1,575,000	1,851,597
	Wisconsin Health & Educational Facilities Authority (ProHealth Care, Inc.), 5.00% due 8/15/2021 - 8/15/2022	4,175,000	4,340,649
	Wisconsin Health & Educational Facilities Authority (UnityPoint Health), Series A, 5.00% due 12/1/2022	1,000,000	1,097,170
	Wisconsin Housing & Economic Development Authority (Collateralized: FNMA),
	Series C,
	1.65% due 9/1/2026	1,615,000	1,650,950
	1.75% due 9/1/2027	1,645,000	1,679,233
	1.80% due 3/1/2028	1,660,000	1,692,088
	1.95% due 3/1/2029	1,695,000	1,727,646
	WPPI Energy, Series A, 5.00% due 7/1/2022 - 7/1/2028	1,835,000	2,178,486
	WPPI Energy (Power Supply System), Series A, 5.00% due 7/1/2021	4,100,000	4,239,974
	Total Investments — 99.4% (Cost $5,465,871,552)		$5,704,461,468
	Other Assets Less Liabilities — 0.6%		36,010,622
	Net Assets — 100.0%		$5,740,472,090

Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on September 30, 2020.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2020, the aggregate value of these securities in the Fund’s portfolio was $3,399,262, representing 0.06% of the Fund’s net assets.
c	Segregated as collateral for a when-issued security.
d	When-issued security.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
BAM	Insured by Build America Mutual Insurance Co.
BHAC-CR	Berkshire Hathaway Assurance Corp. Custodial Receipts
COP	Certificates of Participation
DFA	Development Finance Authority
EDA	Economic Development Authority
40 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2020
EDC	Economic Development Corp.
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHLMC	Insured by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association
GNMA	Collateralized by Government National Mortgage Association
GO	General Obligation
GRT	Gross Receipts Tax
HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority
IDB	Industrial Development Board
IDC	Industrial Development Corp.
ISD	Independent School District
JEA	Jacksonville Electric Authority
LIBOR	London Interbank Offered Rates
LOC	Letter of Credit
Mtg	Mortgage
MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index
Natl-Re	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Guaranteed by Permanent School Fund
Q-SBLF	Insured by Qualified School Bond Loan Fund
SPA	Stand-by Purchase Agreement
USD	Unified School District

See notes to financial statements.	Thornburg Municipal Funds Annual Report | 41

Schedule of Investments
Thornburg California Limited Term Municipal Fund  |  September 30, 2020
Issuer-Description		PRINCIPAL AMOUNT	VALUE
	MUNICIPAL BONDS — 99.4%
	Alameda County Joint Powers Authority (Alameda County Medical Center Highland Hospital), Series A, 5.00% due 12/1/2020 - 12/1/2024	$ 3,225,000	$ 3,610,619
	Alameda County Joint Powers Authority (Juvenile Justice), 5.00% due 12/1/2021	500,000	528,535
	Alameda County Joint Powers Authority (Public Facilities Capital Projects), 5.00% due 12/1/2021	1,000,000	1,057,070
[a]	Anaheim Public Financing Authority (Public Improvements; Insured: AGM), Series C, Zero Coupon due 9/1/2022	3,000,000	2,972,130
	Apple Valley Public Financing Authority (Insured: BAM),
	Series A,
	3.00% due 6/1/2021	430,000	437,852
	4.00% due 6/1/2026 - 6/1/2028	990,000	1,199,030
	Bay Area Toll Authority (San Francisco Bay Area Toll Bridge),
[b]	Series A, 2.95% due 4/1/2047 (put 4/1/2026)	4,775,000	5,302,972
[b]	Series E, 2.00% due 4/1/2034 (put 4/1/2021)	4,975,000	4,981,467
[b]	Series G, 2.00% due 4/1/2053 (put 4/1/2024)	1,500,000	1,566,300
	Bonita (Educational Facilities) USD GO, 5.00% due 8/1/2024	1,000,000	1,087,330
	Brentwood Infrastructure Financing Authority (Residential Single Family Development; Insured: AGM),
	5.00% due 11/1/2026	2,000,000	2,100,760
	Series A, 5.00% due 9/2/2021 - 9/2/2023	4,460,000	4,940,846
	California (Adventist Health System/West Obligated Group) HFFA, Series A, 4.00% due 3/1/2026	820,000	967,838
	California (Cedars-Sinai Medical Center Obligated Group) HFFA, 5.00% due 11/15/2022	200,000	219,834
	California (Children’s Hospital Los Angeles Obligated Group) HFFA, Series A, 5.00% due 8/15/2030	1,990,000	2,379,622
	California (Children’s Hospital Los Angeles) HFFA, Series A, 5.00% due 11/15/2020 - 11/15/2023	3,025,000	3,185,585
	California (Children’s Hospital of Orange County Obligated Group) HFFA,
	4.00% due 11/1/2020	750,000	752,190
	5.00% due 11/1/2021 - 11/1/2028	4,295,000	5,137,947
	California (Dignity Health) HFFA,
	Series A,
	5.00% due 3/1/2021	1,675,000	1,702,520
	5.25% due 3/1/2022	1,000,000	1,017,400
[b]	California (Kaiser Foundation Hospitals) HFFA, Series C, 5.00% due 6/1/2041 (put 11/1/2029)	2,000,000	2,656,540
	California (Kaiser Permanente) HFFA, Series A-1, 5.00% due 11/1/2027	3,000,000	3,900,840
[c]	California (PIH Health, Inc. Obligated Group) HFFA, Series A, 5.00% due 6/1/2027 - 6/1/2030	3,315,000	4,315,020
[b]	California (Providence St. Joseph Health Obligated Group) HFFA, 5.00% due 10/1/2039 (put 10/1/2027)	3,000,000	3,836,730
	California (St. Joseph Health System) HFFA,
	Series A, 5.00% due 7/1/2024	1,000,000	1,123,910
[b]	Series D, 5.00% due 7/1/2043 (put 10/15/2020)	5,640,000	5,649,362
	California Educational Facilities Authority (Chapman University), 5.00% due 4/1/2022	2,000,000	2,044,060
	California Infrastructure and Economic Development Bank (California Academy of Sciences),
[b]	Series A, 0.486% (LIBOR 1 Month + 0.38%) due 8/1/2047 (put 8/1/2021)	180,000	180,019
[b]	Series C, 0.486% (LIBOR 1 Month + 0.38%) due 8/1/2047 (put 8/1/2021)	4,985,000	4,985,548
[b]	Series D, 0.483% (LIBOR 1 Month + 0.38%) due 8/1/2047 (put 8/1/2021)	6,000,000	5,992,968
[b]	California Infrastructure and Economic Development Bank (J Paul Getty Trust), Series B1, 0.309% (LIBOR 1 Month + 0.20%) due 10/1/2047 (put 4/1/2021)	1,000,000	994,889
[b]	California Infrastructure and Economic Development Bank (Los Angeles County Museum of Art), Series A, 0.754% (LIBOR 1 Month + 0.65%) due 12/1/2050 (put 2/1/2021)	6,250,000	6,219,300
	California Infrastructure and Economic Development Bank (The Scripps Research Institute), 5.00% due 7/1/2024 - 7/1/2027	850,000	1,014,344
	California Municipal Finance Authority (Biola University Residential Hall and Parking Structure), 5.00% due 10/1/2021 - 10/1/2023	555,000	590,678
	California Municipal Finance Authority (Biola University), 5.00% due 10/1/2020 - 10/1/2027	3,215,000	3,561,775
	California Municipal Finance Authority (Biola University, Inc.), 5.00% due 10/1/2030	1,000,000	1,173,350
[b]	California Municipal Finance Authority (Chevron USA, Inc.; Guaranty: Chevron Corp.), 0.09% due 11/1/2035 (put 10/1/2020)	7,500,000	7,500,000
	California Municipal Finance Authority (CHF-DAVIS I, LLC-WEST VILLAGE; Insured: BAM), 5.00% due 5/15/2028	2,905,000	3,541,398
[b,c]	California Municipal Finance Authority (Waste Management of California, Inc.) AMT, 0.23% due 10/1/2045 (put 12/1/2020)	3,500,000	3,497,970
[b,d]	California Pollution Control Financing Authority (Republic Services, Inc.) AMT, 0.60% due 11/1/2042 (put 10/15/2020)	3,250,000	3,249,993
[b]	California Pollution Control Financing Authority AMT, Series A-REMK, 2.50% due 7/1/2031 (put 5/1/2024)	1,125,000	1,147,084
[b]	California Public Finance Authority (Sharp Healthcare Obligated Group; LOC Barclays Bank plc), Series C, 0.11% due 8/1/2052 (put 10/1/2020)	805,000	805,000
	California State Public Works Board (California School for the Deaf Riverside Campus), Series H, 5.00% due 4/1/2022	565,000	605,217
	California State Public Works Board (Correctional and Rehabilitation Facilities),
	Series A,
	5.00% due 9/1/2022 - 9/1/2024	10,180,000	11,362,844
[a]	5.00% due 9/1/2023	3,600,000	4,094,712
	Series G, 5.00% due 11/1/2022	1,500,000	1,649,310
	California State Public Works Board (Judicial Council Projects),
	Series A, 5.00% due 3/1/2023 - 3/1/2024	2,400,000	2,668,416
	Series D, 5.00% due 12/1/2021 - 12/1/2022	4,300,000	4,533,222
42 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg California Limited Term Municipal Fund  |  September 30, 2020
Issuer-Description		PRINCIPAL AMOUNT	VALUE
	California State Public Works Board (Laboratory Facility and San Diego Courthouse), Series I, 5.00% due 11/1/2023 - 11/1/2024	$ 7,000,000	$ 8,021,080
	California State Public Works Board (Yuba City Courthouse), Series D, 5.00% due 6/1/2022	1,950,000	2,100,871
	California Statewide Communities Development Authority (CHF-Irvine, LLC), Series A, 5.00% due 5/15/2027	500,000	582,030
	California Statewide Communities Development Authority (Cottage Health System), 5.00% due 11/1/2025 (pre-refunded 11/1/2024)	135,000	161,086
	California Statewide Communities Development Authority (Cottage Health System) ETM,
	4.00% due 11/1/2021	150,000	156,047
	5.00% due 11/1/2020 - 11/1/2024	575,000	647,451
	California Statewide Communities Development Authority (Irvine East Campus Apartments),
[a]	5.00% due 5/15/2021 - 5/15/2027	1,260,000	1,346,078
	5.00% due 5/15/2024	1,500,000	1,653,750
[b]	California Statewide Communities Development Authority (Kaiser Foundation Hospitals), Series 2003-D-REMK, 5.00% due 5/1/2033 (put 11/1/2029)	3,500,000	4,646,075
	California Statewide Communities Development Authority (Methodist Hospital of Southern California Obligated Group), 5.00% due 1/1/2021 - 1/1/2024	1,455,000	1,544,427
[b]	California Statewide Communities Development Authority (Southern California Edison Company), 2.625% due 11/1/2033 (put 12/1/2023)	4,895,000	5,172,008
	California Statewide Communities Development Authority (Sutter Health Obligated Group), Series A, 5.00% due 8/15/2024	535,000	577,902
	Calipatria (Educational Facilities; Insured: ACA) USD GO, Series B, Zero Coupon due 8/1/2025	3,860,000	3,283,895
	Carson Redevelopment Successor Agency (Redevelopment Project Area No 1; Insured: AGM), Series A, 5.00% due 10/1/2026	500,000	589,225
	CDC Successor Agency of the City of Santee (Redevelopment and Low and Moderate Income Housing; Insured: BAM), Series A, 5.00% due 8/1/2025	550,000	668,118
	Chino Basin Regional Financing Authority (Subordinate-Inland Empire), Series A, 5.00% due 6/1/2027 - 6/1/2030	1,935,000	2,615,179
	Chula Vista Elementary School District GO, Series A, 2.00% due 8/1/2021	4,000,000	4,060,960
	City and County of San Francisco (525 Golden Gate Avenue-Public Utilities Commission Office Project) COP, Series C, 5.00% due 11/1/2022	700,000	702,849
	City of Antioch Public Financing Authority (Municipal Facilities Project), 5.00% due 5/1/2022 - 5/1/2024	1,400,000	1,588,100
	City of Chula Vista (Police Facility Project) COP, 5.00% due 10/1/2024	1,700,000	1,991,023
	City of Chula Vista Financing Authority (Infrastructure, Facilities and Equipment), 5.00% due 5/1/2026 - 5/1/2027	3,500,000	4,309,870
	City of Clovis (Water System Facilities; Insured: BAM), 5.00% due 3/1/2021 - 3/1/2023	2,270,000	2,443,306
	City of Delano (Central California Foundation for Health) COP, 5.00% due 1/1/2024 (pre-refunded 1/1/2023)	270,000	298,947
	City of Los Angeles CA, 4.00% due 6/24/2021	11,500,000	11,818,665
	City of Manteca (Water Supply System), 5.00% due 7/1/2021 - 7/1/2023	1,650,000	1,741,042
	City of Norco CA, 5.00% due 9/1/2025	1,000,000	1,181,730
	City of San Jose Financing Authority (Civic Center Project), Series A, 5.00% due 6/1/2024 (pre-refunded 6/1/2023)	750,000	845,220
	City of San Jose Financing Authority (Civic Center Project) ETM,
	Series A,
	4.00% due 6/1/2021	1,000,000	1,025,040
	5.00% due 6/1/2022 - 6/1/2023	1,745,000	1,928,477
	Compton (Insured: BAM) USD GO, Series B, 5.00% due 6/1/2028 - 6/1/2029	1,625,000	2,072,520
	Contra Costa Transportation Authority,
	Series A,
[b]	0.36% (LIBOR 1 Month + 0.25%) due 3/1/2034 (put 9/1/2021)	7,500,000	7,422,562
	5.00% due 3/1/2021	575,000	586,535
	County of Los Angeles CA, Series A, 4.00% due 6/30/2021	15,000,000	15,423,150
	County of Los Angeles Metropolitan Transportation Authority (Green Bond), Series A, 5.00% due 6/1/2028 - 6/1/2030	7,500,000	10,043,850
	County of Los Angeles Redevelopment Refunding Authority (Bunker Hill Project), Series C, 5.00% due 6/1/2022 - 6/1/2024	2,500,000	2,750,140
	Desert Sands (Educational Facilities; Insured: BAM) USD COP, 5.00% due 3/1/2021	1,080,000	1,102,129
	Dinuba (CAP APPREC; Insured AGM) USD GO, Zero Coupon due 8/1/2030	460,000	376,124
	Downey Public Financing Authority (Public Capital Improvements), 5.00% due 12/1/2025 - 12/1/2027	1,445,000	1,806,747
	Elk Grove Finance Authority (Poppy Ridge CFD No. 2003-1 and East Franklin CFD No. 2002-1), 5.00% due 9/1/2021 - 9/1/2025	1,200,000	1,347,518
	Emeryville Redevelopment Agency (Emeryville and Shellmound Park Projects; Insured: AGM),
	Series A,
	5.00% due 9/1/2022 - 9/1/2024	6,675,000	7,617,550
[a]	5.00% due 9/1/2023	2,420,000	2,747,716
	Fresno USD GO,
	Series C,
	3.00% due 8/1/2021	1,770,000	1,811,896
	4.00% due 8/1/2026 - 8/1/2027	725,000	873,883
	Fullerton Redevelopment Agency Successor Agency, Series A, 4.00% due 9/1/2021	700,000	724,052
	Fullerton Redevelopment Agency Successor Agency (Insured: BAM), Series A, 4.00% due 9/1/2022 - 9/1/2023	2,050,000	2,237,986
	Glendale Community College District GO, Series B, 3.00% due 8/1/2021	525,000	537,269
	Grossmont Healthcare District GO, Series D, 5.00% due 7/15/2022	960,000	1,042,109
	Guam Power Authority (Electric Power System), Series A, 5.00% due 10/1/2027	1,230,000	1,481,191
	Guam Power Authority (Electric Power System; Insured: AGM), Series A, 5.00% due 10/1/2021	1,275,000	1,324,444
	Guam Waterworks Authority (Water and Wastewater System), 5.00% due 7/1/2021 - 7/1/2027	2,735,000	3,111,607
	Hacienda La Puente (Educational Facilities; Insured: AGM) USD COP, 5.00% due 6/1/2022 - 6/1/2025	2,755,000	3,197,769
	Imperial Irrigation District Electric System Revenue, Series C, 5.00% due 11/1/2024 (pre-refunded 11/1/2020)	500,000	501,950
	Jurupa Public Financing Authority (Insured BAM), Series A, 5.00% due 9/1/2021 - 9/1/2025	3,220,000	3,603,290
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 43

Schedule of Investments, Continued
Thornburg California Limited Term Municipal Fund  |  September 30, 2020
Issuer-Description		PRINCIPAL AMOUNT	VALUE
	La Canada USD GO, Series B, 4.00% due 8/1/2022 - 8/1/2024	$ 680,000	$ 751,773
	La Quinta Redevelopment Agency (Redevelopment Project Areas No. 1 and 2), Series A, 5.00% due 9/1/2021 - 9/1/2023	4,500,000	4,917,655
[c]	Liberty Union High School District GO, Series B, 4.00% due 8/1/2021	1,000,000	1,031,800
	Lodi Public Financing Authority (City Police Building and Jail), 5.00% due 10/1/2020 - 10/1/2023	4,145,000	4,345,611
	Los Altos Elementary School District, 3.00% due 7/15/2021	2,425,000	2,478,374
	Los Angeles (Educational Facilities and Information Technology Infrastructure) USD GO,
	Series B, 5.00% due 7/1/2023	3,000,000	3,392,490
	Series D, 5.00% due 7/1/2022 - 7/1/2024	5,750,000	6,504,497
	Los Angeles (Insured: BAM) USD GO, Series B-1, 5.00% due 7/1/2029	2,500,000	3,231,600
	Los Angeles County Schools, Series A-2, 3.00% due 2/1/2021	3,000,000	3,027,990
	Los Angeles County Schools Regionalized Business Services Corp. (Insured: AMBAC) COP, Series A, Zero Coupon due 8/1/2021	2,135,000	2,129,748
	Los Angeles Department of Airports AMT,
	Series A, 5.00% due 5/15/2029	4,000,000	4,815,600
	Series B, 5.00% due 5/15/2025 - 5/15/2026	10,220,000	12,431,657
	Los Angeles Department of Water, Series A, 5.00% due 7/1/2027	1,565,000	2,035,173
	Los Angeles Department of Water & Power Power System Revenue (SPA Bank of America, N.A.),
[b]	Series A-3, 0.11% due 7/1/2035 (put 10/1/2020)	11,000,000	11,000,000
[b]	Series A-7, 0.11% due 7/1/2035 (put 10/1/2020)	10,200,000	10,200,000
[b]	Los Angeles Department of Water (SPA Royal Bank of Canada), Series B-2, 0.10% due 7/1/2035 (put 10/1/2020)	3,700,000	3,700,000
	Los Angeles Department of Water and Power (Power System Capital Improvements), Series A, 5.00% due 7/1/2025 - 7/1/2026	800,000	981,820
	Los Angeles USD GO, Series A, 5.00% due 7/1/2024	4,600,000	5,402,194
	Lynwood (Insured: AGM) USD GO, 5.00% due 8/1/2023	1,000,000	1,130,120
	Manteca Community Facilities District No. 1989-2 (Educational Facilities; Insured: AGM) USD, Series F, 5.00% due 9/1/2021 - 9/1/2023	1,250,000	1,350,130
[b]	Metropolitan Water District of Southern California (SPA PNC Bank, N.A.), Series A, 0.11% due 7/1/2047 (put 10/1/2020)	2,935,000	2,935,000
	Milpitas Redevelopment Agency (Redevelopment Project Area No. 1), 5.00% due 9/1/2025	2,300,000	2,789,049
	Milpitas USD GO, 5.00% due 8/1/2021	585,000	608,886
	Modesto Irrigation District (San Joaquin Valley Electric System), Series A, 5.00% due 7/1/2022	1,000,000	1,078,560
	Moreno Valley Public Financing Authority (Public Improvements), 5.00% due 11/1/2024	1,455,000	1,724,320
	Murrieta Valley Public Financing Authority (Educational Facilities; Insured: BAM) USD GO, 5.00% due 9/1/2023	1,080,000	1,232,010
	North City West School Facilities Financing Authority (Carmel Valley; Insured: AGM), Series A, 5.00% due 9/1/2021 - 9/1/2022	4,415,000	4,706,634
[b]	Northern California Energy Authority (Commodity Supply Revenue), Series A, 4.00% due 7/1/2049 (put 7/1/2024)	5,000,000	5,575,050
	Oakland (County of Alameda Educational Facilities) USD GO,
	Series A,
[a]	5.00% due 8/1/2022	745,000	808,906
	5.00% due 8/1/2023 - 8/1/2025	2,000,000	2,360,531
	Oceanside (Insured: AGM) USD GO, Series F, 4.00% due 8/1/2021 - 8/1/2023	1,725,000	1,841,201
	Palomar Pomerado Health (Insured: Natl-Re) GO, Series A, Zero Coupon due 8/1/2021	2,850,000	2,831,332
	Pittsburg Successor Agency Redevelopment Agency (Insured: AGM), Series A, 5.00% due 9/1/2021	1,000,000	1,041,560
	Pomona Public Financing Authority (Facilities Improvements; Insured: AGM), Series BC, 4.00% due 6/1/2024 - 6/1/2026	725,000	836,669
	Rancho Santa Fe Community Services District Financing Authority, Series A, 5.00% due 9/1/2025	1,745,000	2,055,296
	Redevelopment Agency of the City of Rialto (Merged Project Area; Insured: BAM), Series A, 5.00% due 9/1/2023 - 9/1/2024	1,050,000	1,214,015
[b]	Regents of the University of California Medical Center Pooled Revenue, Series B-2, 0.12% due 5/15/2032 (put 10/1/2020)	3,525,000	3,525,000
	Riverside County Infrastructure Financing Authority (Capital Improvement Projects), Series A, 5.00% due 11/1/2020 - 11/1/2021	1,205,000	1,233,114
	Riverside County Public Financing Authority, 4.00% due 5/1/2021	295,000	301,278
	Riverside County Public Financing Authority (Capital Facilities Project),
	4.00% due 11/1/2020	465,000	466,395
	5.00% due 11/1/2021 - 11/1/2025	2,000,000	2,277,790
	Riverside Financing Authority (Educational Facilities; Insured: BAM) USD, 5.00% due 9/1/2022 - 9/1/2025	1,245,000	1,451,464
	Riverside Redevelopment Agency Successor Agency, Series A, 5.00% due 9/1/2022	600,000	647,034
	Sacramento City (Educational Facilities Improvements) USD GO, 5.00% due 7/1/2021	3,600,000	3,712,716
	Sacramento City (Educational Facilities Improvements; Insured: AGM) USD GO, 5.00% due 7/1/2021 - 7/1/2022	1,100,000	1,167,433
	Sacramento City Schools Joint Power Financing Authority (Sacramento City USD Educational Facility Sublease; Insured: BAM), Series A, 5.00% due 3/1/2021 - 3/1/2025	5,360,000	5,980,263
	Sacramento County Sanitation Districts Financing Authority (Sacramento Regional County Sanitation District), Series A, 5.00% due 12/1/2027 - 12/1/2029	2,820,000	3,786,154
	Salinas Valley Solid Waste Authority AMT (Insured: AGM), Series A, 5.00% due 8/1/2023	1,530,000	1,725,014
	San Diego (Educational System Capital Projects) USD GO, Series R-3, 5.00% due 7/1/2023 - 7/1/2024	8,000,000	9,134,470
	San Diego County Regional Airport Authority,
	5.00% due 7/1/2029 - 7/1/2030	2,000,000	2,621,300
	Series A, 5.00% due 7/1/2030	330,000	426,403
	San Diego USD, Series A, 5.00% due 6/30/2021	5,000,000	5,179,050
	San Francisco City and County Airports Commission (San Francisco International Airport), REF-Series A, 5.00% due 5/1/2026	5,000,000	6,163,400
	San Francisco City and County Airports Commission (San Francisco International Airport) AMT, REF-Series H, 5.00% due 5/1/2028	6,500,000	8,247,850
44 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg California Limited Term Municipal Fund  |  September 30, 2020
Issuer-Description		PRINCIPAL AMOUNT	VALUE
	San Jose, Series A-1, 3.50% due 10/1/2021	$ 55,000	$ 56,070
	San Jose Redevelopment Agency Successor Agency, Series B, 5.00% due 8/1/2021	500,000	519,175
	San Mateo County Joint Powers Financing Authority (Maple Street Correctional Center), 5.00% due 6/15/2021 - 6/15/2023	1,995,000	2,165,161
	Santa Clara County Financing Authority (Multiple Facilities Projects), Series P, 5.00% due 5/15/2025	6,755,000	8,192,194
	Santa Margarita Water District (Talega Community Facilities), Series A, 5.00% due 9/1/2026 - 9/1/2027	1,050,000	1,291,223
	Semitropic Water Storage Improvement District (Irrigation Water System; Insured: AGM), Series A, 5.00% due 12/1/2022 - 12/1/2027	3,535,000	4,252,827
	South Bay/San Diego County USD GO, Zero Coupon due 8/1/2022	2,250,000	2,242,507
	South Placer Wastewater Authority (Roseville), 5.00% due 11/1/2029 - 11/1/2030	700,000	941,406
	Southern California Public Power Authority (Canyon Power Project),
	Series A,
[b]	2.25% due 7/1/2040 (put 5/1/2021)	1,500,000	1,502,520
	5.00% due 7/1/2029 - 7/1/2030	2,750,000	3,304,677
	Southern California Public Power Authority (Magnolia Power Project), 5.00% due 7/1/2022	2,795,000	3,026,929
	Southwestern Community College District GO, Series B, 4.00% due 8/1/2024 - 8/1/2026	1,125,000	1,328,860
	State of California (LOC Citibank, N.A.) GO,
[b]	Series B-1, 0.10% due 5/1/2034 (put 10/1/2020)	3,000,000	3,000,000
[b]	Series B-2, 0.12% due 5/1/2034 (put 10/1/2020)	3,050,000	3,050,000
[b]	State of California (LOC MUFG Union Bank, N.A.) GO, Series B-Subseries B5, 0.10% due 5/1/2040 (put 10/1/2020)	8,460,000	8,460,000
	State of California Department of Water Resources Power Supply Revenue ETM, Series O, 5.00% due 5/1/2021	500,000	514,000
	State of California GO, 5.00% due 11/1/2029	5,000,000	6,711,150
	Stockton (Insured:BAM) USD GO, 5.00% due 8/1/2027	1,200,000	1,486,068
	Stockton Public Financing Authority (Stockton Water Revenue; Green Bond; Insured: BAM), Series A, 5.00% due 10/1/2020 - 10/1/2027	3,960,000	4,596,545
	Stockton Public Financing Authority (Stockton Water Revenue; Insured: BAM), Series A, 5.00% due 10/1/2028	545,000	707,966
	Successor Agency to the City of Colton Redevelopment Agency (Multiple Redevelopment Project Areas; Insured: BAM),
	5.00% due 8/1/2021 - 8/1/2023	1,865,000	2,024,833
[a]	5.00% due 8/1/2025	950,000	1,153,908
	Successor Agency to the City of Riverside Redevelopment Agency (Multiple Redevelopment Project Areas), Series A, 5.00% due 9/1/2023 - 9/1/2024	2,985,000	3,385,271
	Successor Agency to the City of San Diego Redevelopment Agency (Multiple Redevelopment Project Areas), Series A, 5.00% due 9/1/2025 - 9/1/2026	1,885,000	2,241,112
	Successor Agency to the Commerce Community Development Commission (Multiple Redevelopment Project Areas; Insured: AGM), Series A, 5.00% due 8/1/2027 - 8/1/2030	3,315,000	4,080,307
	Successor Agency to the Community Development Agency of the City of Menlo Park (Las Pulgas Community Development Project), 5.00% due 10/1/2020	325,000	325,039
	Successor Agency to the Community Development Agency of the City of Menlo Park (Las Pulgas Community Development Project; Insured: AGM), 5.00% due 10/1/2022 - 10/1/2025	1,400,000	1,594,693
	Successor Agency to the Community Redevelopment Agency of the City of Palmdale (Merged Redevelopment Project Areas), Series A, 5.00% due 9/1/2025 - 9/1/2026	1,000,000	1,229,688
	Successor Agency to the Poway Redevelopment Agency (Paguay Redevelopment Project), Series A, 5.00% due 6/15/2025	4,665,000	5,624,404
	Successor Agency to the Rancho Cucamonga Redevelopment Project (Rancho Redevelopment Project Area; Insured: AGM),
	5.00% due 9/1/2023	1,000,000	1,133,580
[a]	5.00% due 9/1/2024	2,000,000	2,350,840
	Successor Agency to the Redevelopment Agency of the City and County of San Francisco (San Francisco Redevelopment Projects), Series C, 5.00% due 8/1/2021	1,000,000	1,038,390
	Successor Agency to the Redevelopment Agency of the City of San Mateo (Multiple Redevelopment Project Areas), Series A, 5.00% due 8/1/2025	425,000	514,458
	Successor Agency to the Redevelopment Agency of the City of Stockton (Redevelopment of Midtown, North and South Stockton and Waterfront Areas; Insured: AGM), Series A, 5.00% due 9/1/2026 - 9/1/2027	2,000,000	2,472,730
	Successor Agency to the Richmond County Redevelopment Agency (Joint Powers Financing Authority & Harbour Redevelopment Project; Insured: BAM), Series A, 5.00% due 9/1/2022 - 9/1/2024	1,250,000	1,412,061
	Successor Agency to the Rosemead Community Development Commission (Rosemead Merged Project Area; Insured: BAM), 5.00% due 10/1/2020 - 10/1/2026	4,835,000	5,431,691
	Temecula Valley Financing Authority (Educational Facilities; Insured: BAM) USD, 5.00% due 9/1/2021 - 9/1/2025	1,690,000	1,893,219
	Temecula Valley Financing Authority (Insured: BAM) USD, 5.00% due 9/1/2027	2,220,000	2,654,498
	Trustees of the California State University (Educational Facilities Improvements), Series A, 5.00% due 11/1/2026	1,000,000	1,255,290
[c]	Tulare County Transportation Authority, 5.00% due 2/1/2029 - 2/1/2030	3,135,000	4,226,219
	Tulare Public Financing Authority (Insured: BAM),
	4.00% due 4/1/2021 - 4/1/2022	525,000	543,601
	5.00% due 4/1/2023 - 4/1/2028	1,410,000	1,697,308
	University of California, Series AB, 5.00% due 5/15/2021	300,000	308,871
	Val Verde (Insured BAM) USD GO, Series A, 4.00% due 8/1/2021 - 8/1/2023	1,525,000	1,627,318
	Ventura County Public Financing Authority (Office Building Purchase and Improvements), Series B, 5.00% due 11/1/2023 - 11/1/2024	1,560,000	1,787,322
	Vista Redevelopment Agency (Vista Redevelopment Project; Insured: AGM), Series B1, 5.00% due 9/1/2021 - 9/1/2023	1,000,000	1,095,885
	West Contra Costa (Insured AGM) USD GO,
	Series E, 4.00% due 8/1/2021 - 8/1/2025	2,320,000	2,493,617
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 45

Schedule of Investments, Continued
Thornburg California Limited Term Municipal Fund  |  September 30, 2020
Issuer-Description	PRINCIPAL AMOUNT	VALUE
Series F, 4.00% due 8/1/2021 - 8/1/2024	$ 3,205,000	$ 3,419,098
West Contra Costa (Insured: Natl-Re) USD GO, Zero Coupon due 8/1/2028	160,000	146,320
William S. Hart Union High School District (Educational Facilities; Insured: AGM) GO, Series B, Zero Coupon due 9/1/2021	800,000	798,280
Total Investments — 99.4% (Cost $552,759,409)		$573,339,292
Other Assets Less Liabilities — 0.6%		3,300,129
Net Assets — 100.0%		$576,639,421

Footnote Legend
a	Segregated as collateral for a when-issued security.
b	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on September 30, 2020.
c	When-issued security.
d	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2020, the aggregate value of these securities in the Fund’s portfolio was $3,249,993, representing 0.56% of the Fund’s net assets.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
COP	Certificates of Participation
ETM	Escrowed to Maturity
GO	General Obligation
HFFA	Health Facilities Financing Authority
LIBOR	London Interbank Offered Rates
LOC	Letter of Credit
Natl-Re	Insured by National Public Finance Guarantee Corp.
SPA	Stand-by Purchase Agreement
USD	Unified School District
46 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments
Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2020
Issuer-Description		PRINCIPAL AMOUNT	VALUE
	MUNICIPAL BONDS — 97.3%
	Albuquerque Bernalillo County Water Utility Authority, 5.00% due 7/1/2024	$ 25,000	$ 29,404
	Albuquerque Bernalillo County Water Utility Authority (2005 NMFA Loan and Joint Water and Sewer System Improvements), Series A, 5.00% due 7/1/2026	2,000,000	2,347,060
	Albuquerque Bernalillo County Water Utility Authority (2007 NMFA Loan and Joint Water and Sewer System Improvements), 5.00% due 7/1/2031 - 7/1/2032	1,500,000	1,805,100
	Albuquerque Municipal School District No. 12 (Bernalillo and Sandoval Counties School Facilities) (State Aid Withholding) GO,
	5.00% due 8/1/2031 - 8/1/2034	2,260,000	2,840,311
	Series A, 4.00% due 8/1/2029	1,300,000	1,430,325
	Bernalillo County (Government Services),
	5.25% due 4/1/2027	300,000	361,668
	Series B, 5.70% due 4/1/2027	3,000,000	3,686,940
	Bernalillo County (Government Services; Insured: AMBAC), 5.25% due 10/1/2022 - 10/1/2025	8,295,000	9,737,926
	Bernalillo County (Government Services; Insured: Natl-IBC),
	Series B,
	5.00% due 4/1/2021	660,000	676,045
	5.70% due 4/1/2027	815,000	1,001,757
	Bernalillo Municipal School District No. 1 (State Aid Withholding) GO,
[a]	3.00% due 8/1/2022	200,000	208,762
[a]	4.00% due 8/1/2021 - 8/1/2026	470,000	515,536
	Central New Mexico Community College (Campus Buildings Acquisition & Improvements) GO,
	4.00% due 8/15/2023	1,920,000	1,983,898
	Series A, 5.00% due 8/15/2021 - 8/15/2022	2,535,000	2,694,425
	City of Albuquerque , Series A, 4.00% due 7/1/2037 (pre-refunded 7/1/2023)	120,000	132,512
	City of Albuquerque (City Infrastructure Improvements),
	Series A,
	4.00% due 7/1/2035	2,070,000	2,515,050
[b]	5.00% due 7/1/2025	200,000	245,352
	5.00% due 7/1/2033 - 7/1/2034	2,300,000	2,726,803
	City of Albuquerque (City Infrastructure Improvements) GO, Series A, 5.00% due 7/1/2026	870,000	1,092,520
	City of Albuquerque (I-25/Paseo del Norte Interchange), 5.00% due 7/1/2025 - 7/1/2027 (pre-refunded 7/1/2023)	1,095,000	1,239,167
	City of Albuquerque GO,
	Series A,
	4.00% due 7/1/2021	855,000	879,000
	5.00% due 7/1/2022	600,000	649,674
	City of Albuquerque Refuse Removal & Disposal Revenue, 5.00% due 7/1/2030 - 7/1/2038	1,510,000	1,963,497
	City of Farmington (Arizona Public Service Co.-Four Corners Project),
	Series A, 4.70% due 5/1/2024	965,000	968,233
	Series B, 4.70% due 9/1/2024	4,000,000	4,013,400
[c]	City of Farmington (Public Service Co. of New Mexico), Series D, 1.10% due 6/1/2040 (put 6/1/2023)	3,500,000	3,519,040
	City of Las Cruces (Joint Utility System), Series A, 4.00% due 6/1/2021 - 6/1/2025	2,215,000	2,458,418
	City of Las Cruces GO, 5.00% due 8/1/2021	1,500,000	1,559,355
[b]	City of Roswell, 4.00% due 8/1/2029	260,000	309,067
	City of Roswell (Joint Water and Sewer Improvement; Insured: BAM), 5.00% due 6/1/2026 - 6/1/2036	2,050,000	2,472,049
	City of Santa Fe, Series A, 5.00% due 6/1/2034 - 6/1/2038	1,870,000	2,315,346
	City of Santa Fe (El Castillo Retirement Residences), 4.50% due 5/15/2027	3,275,000	3,327,334
	City of Santa Fe (Public Facilities) GRT, 5.00% due 6/1/2028 - 6/1/2029	1,880,000	2,193,171
	County of Sandoval GO,
	5.00% due 8/1/2025 - 8/1/2028	1,570,000	1,972,048
[b]	5.00% due 8/1/2027 - 8/1/2029	445,000	582,145
	County of Santa Fe GO, 5.00% due 7/1/2024	825,000	966,842
	Guam Power Authority (Electric Power System; Insured: AGM), Series A, 5.00% due 10/1/2020 - 10/1/2026	2,305,000	2,457,131
	Guam Waterworks Authority (Water and Wastewater System), 5.00% due 7/1/2035 - 7/1/2037	2,200,000	2,577,452
	Las Cruces School District No. 2 (State Aid Withholding) GO, 5.00% due 8/1/2025 - 8/1/2028	3,800,000	4,694,378
	New Mexico Educational Assistance Foundation (Student Loans), Series A-1, 5.00% due 12/1/2022	3,000,000	3,018,840
	New Mexico Finance Authority,
	5.00% due 6/1/2038	1,150,000	1,468,423
	Series B, 5.00% due 6/1/2032 - 6/1/2033	4,125,000	5,381,094
	Series D, 5.00% due 6/15/2029 - 6/1/2033	995,000	1,265,863
	New Mexico Finance Authority (State Highway Infrastructure), Series A, 5.00% due 6/15/2026 - 6/15/2027	2,415,000	2,819,782
	New Mexico Finance Authority (The Public Project Revolving Fund Program),
	Series A, 5.00% due 6/15/2031	1,000,000	1,203,530
	Series C, 5.00% due 6/1/2024	55,000	56,763
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 47

Schedule of Investments, Continued
Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2020
Issuer-Description		PRINCIPAL AMOUNT	VALUE
	New Mexico Hospital Equipment Loan Council (Haverland Carter Lifestyle Obligated Group),
	5.00% due 7/1/2032	$1,000,000	$ 1,024,780
	Series A, 5.00% due 7/1/2032 - 7/1/2034	1,310,000	1,399,530
	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services Obligated Group),
	5.00% due 8/1/2031	600,000	709,062
	Series A, 5.00% due 8/1/2036 - 8/1/2038	2,955,000	3,665,902
	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services Obligated Group; SPA Wells Fargo Bank, N.A.),
[c]	Series C, 0.13% due 8/1/2034 (put 10/1/2020)	935,000	935,000
[c]	Series D, 0.13% due 8/1/2034 (put 10/1/2020)	935,000	935,000
	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services), 5.00% due 8/1/2031	1,150,000	1,414,166
	New Mexico Hospital Equipment Loan Council (San Juan Regional Medical Center, Inc.), 5.00% due 6/1/2021 - 6/1/2031	1,440,000	1,726,575
	New Mexico Housing Authority (El Paseo Apartments; Insured: AMBAC) AMT, Series A, 5.30% due 12/1/2022	15,000	15,037
	New Mexico Institute of Mining and Technology (Campus Buildings Acquisition & Improvements), 5.00% due 7/1/2023 - 7/1/2028	3,215,000	3,319,459
	New Mexico Institute of Mining and Technology (Campus Buildings Acquisition & Improvements; Insured: AGM), 4.00% due 12/1/2035 - 12/1/2040	2,595,000	2,984,358
	New Mexico Mortgage Finance Authority (Collateralized: GNMA, FNMA, FHLMC),
	Series C, 2.85% due 7/1/2031	630,000	685,094
	Series F,
	2.60% due 7/1/2034	610,000	657,879
	2.85% due 7/1/2039	1,580,000	1,680,251
	3.50% due 7/1/2050	990,000	1,089,564
	New Mexico Mortgage Finance Authority (NIBP SFM Loan Program; Collateralized: GNMA, FNMA, FHLMC), Series I, 4.625% due 3/1/2028	490,000	504,955
	New Mexico Municipal Energy Acquisition Authority,
	Series A,
[b]	4.00% due 5/1/2024	250,000	280,650
[c]	5.00% due 11/1/2039 (put 5/1/2025)	1,500,000	1,789,020
	Regents of New Mexico State University (Campus Buildings Acquisition & Improvements),
	Series A,
[b]	5.00% due 4/1/2032	230,000	279,087
	5.00% due 4/1/2034 - 4/1/2036	5,705,000	6,841,301
	Regents of New Mexico State University (Campus Buildings Acquisition & Improvements; Insured: BAM), Series A, 5.00% due 4/1/2030	1,440,000	1,818,374
	Regents of the University of New Mexico (Campus Buildings Acquisition & Improvements),
	Series A,
	4.50% due 6/1/2034 - 6/1/2036	4,500,000	5,205,735
	6.00% due 6/1/2021	50,000	51,859
	San Juan County (County Capital Improvements), Series B, 5.00% due 6/15/2028 - 6/15/2030	2,645,000	3,075,300
	Santa Fe County (County Buildings & Facilities) GRT, Series A, 5.00% due 6/1/2026 - 6/1/2027	940,000	1,129,586
	Santa Fe County (County Correctional System; Insured: AGM), 6.00% due 2/1/2027	1,250,000	1,476,437
	Santa Fe Gasoline Tax, 5.00% due 6/1/2024 - 6/1/2028	1,540,000	1,896,202
	Santa Fe Public School District GO, 5.00% due 8/1/2021 - 8/1/2030	1,500,000	1,746,377
	State of New Mexico (Educational Facilities),
	5.00% due 7/1/2028	465,000	605,862
	Series A, 5.00% due 7/1/2025	2,040,000	2,467,421
	State of New Mexico GO, 5.00% due 3/1/2029	2,000,000	2,692,960
	Town of Silver City (Public Facility Capital Projects),
	Series A,
	4.00% due 6/1/2029	1,000,000	1,024,450
	4.25% due 6/1/2032	1,050,000	1,077,352
	University of New Mexico (SPA U.S. Bank N.A.),
[c]	0.11% due 6/1/2026 (put 10/7/2020)	1,875,000	1,875,000
[c]	Series C, 0.11% due 6/1/2030 (put 10/7/2020)	2,500,000	2,500,000
	Village of Los Ranchos de Albuquerque (Albuquerque Academy), 5.00% due 9/1/2029 - 9/1/2032	1,330,000	1,623,831
	Zuni Public School District (Teacher Housing Projects), 5.00% due 8/1/2028	1,600,000	1,727,984
	Total Investments — 97.3% (Cost $147,872,074)		$156,293,836
	Other Assets Less Liabilities — 2.7%		4,359,313
	Net Assets — 100.0%		$160,653,149
48 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2020
Footnote Legend
a	When-issued security.
b	Segregated as collateral for a when-issued security.
c	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on September 30, 2020.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
FHLMC	Insured by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association
GNMA	Collateralized by Government National Mortgage Association
GO	General Obligation
GRT	Gross Receipts Tax
Natl-IBC	Insured by National Public Finance Gurantee Corp. and IBC Bank
SPA	Stand-by Purchase Agreement
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 49

Schedule of Investments
Thornburg New York Intermediate Municipal Fund  |  September 30, 2020
Issuer-Description		PRINCIPAL AMOUNT	VALUE
	MUNICIPAL BONDS — 99.1%
	City of New York (City Budget Financial Management) GO, Series G, 5.00% due 8/1/2030	$1,000,000	$ 1,143,110
	City of New York GO,
	Series A, 5.00% due 8/1/2039	1,000,000	1,233,800
	Series F1, 5.00% due 4/1/2037	940,000	1,136,855
	Erie County Fiscal Stability Authority, Series D, 5.00% due 9/1/2034	850,000	1,069,963
	Guam Waterworks Authority (Water and Wastewater System), 5.00% due 7/1/2028 - 7/1/2036	1,500,000	1,722,255
	Hempstead Town Local Development Corp. (Hofstra University), 5.00% due 7/1/2028	500,000	516,800
	Hudson Yards Infrastructure Corp. (Hudson Yards Subway Station), Series A, 5.00% due 2/15/2035	1,000,000	1,187,300
	Long Island Power Authority (Electric System Capital Improvements; Insured: AGC), Series C, 5.25% due 9/1/2029	645,000	868,989
	Metropolitan Transportation Authority (Green Bond), Series C-1, 5.00% due 11/15/2028	1,000,000	1,067,970
	Metropolitan Transportation Authority (Transit and Commuter System), Series B-1, 5.00% due 5/15/2022	600,000	617,412
	Monroe County (Monroe Community College Association, Inc.; Insured: AGM) IDC, 5.00% due 1/15/2028 - 1/15/2029	550,000	615,955
	Nassau County (Insured: BAM) GO, Series B, 5.00% due 4/1/2026	1,000,000	1,120,530
	Nassau County GO, Series C, 4.00% due 3/15/2021	1,000,000	1,016,960
	Nassau County Sewer & Storm Water Finance Authority (Sewerage and Storm Water Resource Facilities), Series A, 5.00% due 10/1/2021 - 10/1/2031	1,675,000	1,933,926
	New York City Health and Hospitals Corp. (Healthcare Facilities Improvements) GO, Series A, 5.00% due 2/15/2025	1,000,000	1,004,060
	New York City Transitional Finance Authority Future Tax Secured Revenue,
	Series A1, 5.00% due 8/1/2038	1,000,000	1,225,440
	Series A2, 5.00% due 5/1/2039	1,000,000	1,240,470
[a]	New York City Water & Sewer System (SPA U.S. Bank N.A.), Series 3A, 0.12% due 6/15/2043 (put 10/1/2020)	600,000	600,000
	New York State Dormitory Authority, Series A, 5.00% due 2/15/2032	1,000,000	1,227,460
	New York State Dormitory Authority (Barnard College), Series A 4.00% due 7/1/2024 - 7/1/2025	350,000	398,717
	New York State Dormitory Authority (Columbia University Teachers College), Series A, 5.00% due 7/1/2027	750,000	806,220
	New York State Dormitory Authority (Green Bond-Cornell University), Series D, 5.00% due 7/1/2036	500,000	756,890
	New York State Dormitory Authority (Metropolitan Transportation Authority & State Urban Development Corp.), Series A, 5.00% due 12/15/2027	1,500,000	1,648,350
	New York State Dormitory Authority (Northwell Health Obligated Group), Series A, 5.00% due 5/1/2033	100,000	124,845
	New York State Dormitory Authority (School District Financing Program) (State Aid Withholding), Series C, 5.00% due 10/1/2023	575,000	652,079
	New York State Dormitory Authority (School District Financing Program; Insured: AGM) (State Aid Withholding),
	Series A, 5.00% due 10/1/2028	200,000	234,428
	Series H,
	5.00% due 10/1/2024	480,000	502,694
	5.00% due 10/1/2024 (pre-refunded 10/1/2021)	520,000	545,137
	New York State Dormitory Authority (St. John’s University; Insured: Natl-Re), Series C, 5.25% due 7/1/2022	1,000,000	1,072,280
	New York State Dormitory Authority (State Aid Withholding), Series A, 5.00% due 10/1/2033	100,000	122,163
	New York State Dormitory Authority (State of New York Personal Income Tax Revenue), Series D, 4.00% due 2/15/2040	500,000	577,865
	New York State Dormitory Authority (State of New York Sales Tax Revenue), Series A, 5.00% due 3/15/2033	500,000	608,705
	New York State Environmental Facilities Corp. (State of New York State Revolving Fund), 5.00% due 6/15/2029 - 6/15/2038	1,250,000	1,344,025
[a]	New York State Housing Finance Agency (LOC Landesbank Hessen-Thuringen), Series A, 0.14% due 11/1/2046 (put 10/1/2020)	400,000	400,000
	New York State Thruway Authority,
	Series J, 5.00% due 1/1/2033	325,000	366,525
	Series N, 5.00% due 1/1/2035	250,000	318,325
	Oneida County Local Development Corp. (Utica College), 5.00% due 7/1/2025 - 7/1/2032	855,000	977,297
	Onondaga Civic Development Corp. (State University of New York Upstate Medical University), 5.50% due 12/1/2031 (pre-refunded 12/1/2021)	1,000,000	1,062,190
	Port Authority of New York & New Jersey AMT, 5.00% due 11/1/2039	200,000	245,428
	Sales Tax Asset Receivable Corp. (New York Local Government Assistance Corp.), Series A, 5.00% due 10/15/2029 - 10/15/2031	2,250,000	2,652,902
[b]	State of New York Mortgage Agency, Series 223, 2.65% due 10/1/2034	450,000	465,759
	Syracuse Industrial Development Agency (Syracuse City School District) (State Aid Withholding), 5.25% due 5/1/2026	2,150,000	2,211,748
	Tompkins County Development Corp. (Ithaca College Project), 5.00% due 7/1/2034 - 7/1/2037	820,000	995,833
	Town of Amherst Development Corp. (University at Buffalo Foundation Facility-Student Housing; Insured: AGM) ETM, Series A, 5.00% due 10/1/2020	1,000,000	1,000,130
[c]	Triborough Bridge & Tunnel Authority, Series D 5.00% due 11/15/2033	250,000	327,605
	Triborough Bridge & Tunnel Authority (MTA Bridges and Tunnels) GO,
	Series A,
	5.00% due 11/15/2028 (pre-refunded 5/15/2024)	1,000,000	1,172,970
	5.00% due 11/15/2029	1,000,000	1,153,580
	Troy Capital Resource Corp. (Rensselaer Polytechnic Institute), Series A, 5.00% due 9/1/2038	250,000	301,690
	Utility Debt Securitization Authority (Long Island Power Authority-Electric Service), Series TE, 5.00% due 12/15/2029 - 12/15/2030	2,000,000	2,297,390
	West Seneca Central School District (Facilities Improvements; Insured: BAM) (State Aid Withholding) GO, 5.00% due 11/15/2023	1,300,000	1,475,461
	Westchester County Local Development Corp. (Miriam Osborn Memorial Home Association Obligated Group), 5.00% due 7/1/2029 - 7/1/2034	450,000	519,854
	Total Investments — 99.1% (Cost $45,422,292)		$47,888,340
	Other Assets Less Liabilities — 0.9%		428,928
50 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg New York Intermediate Municipal Fund  |  September 30, 2020
Issuer-Description	PRINCIPAL AMOUNT	VALUE
Net Assets — 100.0%		$48,317,268

Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on September 30, 2020.
b	Segregated as collateral for a when-issued security.
c	When-issued security.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
ETM	Escrowed to Maturity
GO	General Obligation
IDC	Industrial Development Corp.
LOC	Letter of Credit
Natl-Re	Insured by National Public Finance Guarantee Corp.
SPA	Stand-by Purchase Agreement
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 51

Schedule of Investments
Thornburg Intermediate Municipal Fund  |  September 30, 2020
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Municipal Bonds — 99.2%
	Alabama — 1.3%
	Alabama Public School & College Authority (Educational Facilities), Series B, 5.00% due 6/1/2026	$ 4,380,000	$ 4,915,411
	East Alabama Health Care Authority (Health Care Facilities Capital Improvements) GO, Series A, 5.00% due 9/1/2027	1,250,000	1,325,025
	UAB Medicine Finance Authority (University Hospital), Series B, 5.00% due 9/1/2032	6,000,000	7,220,220
	Alaska — 0.2%
	Alaska Housing Finance Corp. (State Capital Project) GO, Series A, 5.00% due 12/1/2021 (pre-refunded 12/1/2020)	500,000	503,945
	City of Valdez (BP Pipelines (Alaska), Inc. Project), Series C, 5.00% due 1/1/2021	2,000,000	2,022,200
	Arizona — 2.2%
	Arizona (Scottsdale Lincoln Hospitals) HFA , 5.00% due 12/1/2031	2,500,000	2,921,975
	Arizona Board of Regents (University of Arizona SPEED), 5.00% due 8/1/2024 - 8/1/2029	2,635,000	2,860,305
	County of Pima (Providence Day School Project) IDA, 5.00% due 12/1/2030	2,000,000	2,009,080
[a]	County of Yavapai, (Waste Management, Inc.) AMT, IDA, 2.80% due 6/1/2027 (put 6/1/2021)	2,000,000	2,028,780
	Northern Arizona University (Insured: BAM), Series B, 5.00% due 6/1/2039	1,300,000	1,642,810
	Salt River Project Agricultural Improvement and Power District (Salt River Electric System), 5.00% due 1/1/2033 - 1/1/2037	7,000,000	8,880,215
	Salt Verde Financial Corp. (Gas Supply Acquisition), 5.25% due 12/1/2022 - 12/1/2028	2,770,000	3,165,965
	Arkansas — 0.4%
	Board of Trustees of the University of Arkansas (Fayetteville Campus), 5.00% due 11/1/2031 - 11/1/2034	3,655,000	4,265,288
	California — 5.7%
	Alameda County Joint Powers Authority (Alameda County Medical Center Highland Hospital), Series A, 5.25% due 12/1/2027 - 12/1/2029	3,650,000	4,216,805
	California (Adventist Health System/West) HFFA, Series A, 5.00% due 3/1/2026	2,815,000	3,129,323
	California (Children’s Hospital Los Angeles) HFFA,
	Series A,
[b]	5.00% due 11/15/2022	1,000,000	1,084,470
	5.00% due 8/15/2032 - 8/15/2033	950,000	1,117,654
	California (Dignity Health) HFFA, Series A, 5.25% due 3/1/2027	5,250,000	5,341,560
	California Infrastructure and Economic Development Bank (King City Joint Union High School District), 5.75% due 8/15/2029	1,500,000	1,503,165
	City of Los Angeles CA, 4.00% due 6/24/2021	4,000,000	4,110,840
	Delano Financing Authority (City of Delano Police Station and Woollomes Avenue Bridge), Series A, 5.00% due 12/1/2025	2,555,000	2,572,936
	Franklin-McKinley School District (Insured: Natl-Re) GO, 5.25% due 8/1/2027	1,000,000	1,303,140
	Fresno (Educational Facilities and Improvements; Insured: Natl-Re) USD GO, Series A, 6.00% due 8/1/2026	1,410,000	1,665,280
	Jurupa Public Financing Authority (Eastvale Community Services; Insured: AGM), Series A, 5.50% due 9/1/2025 - 9/1/2027	2,530,000	2,897,343
	Los Angeles Department of Airports AMT, Series A, 5.00% due 5/15/2036	3,635,000	4,464,180
	M-S-R Energy Authority, Series B, 6.125% due 11/1/2029	2,460,000	3,163,855
	North City West School Facilities Financing Authority (Carmel Valley Schools; Insured: AGM), Series A, 5.00% due 9/1/2024	1,080,000	1,175,083
[a]	Northern California Energy Authority (Commodity Supply Revenue), Series A, 4.00% due 7/1/2049 (put 7/1/2024)	5,000,000	5,575,050
	Oakland (County of Alameda Educational Facilities) USD GO, Series A, 5.00% due 8/1/2032 - 8/1/2034	3,000,000	3,543,770
	Redwood City Redevelopment Agency (Redevelopment Area A-2; Insured: AMBAC), Series A-2, Zero Coupon due 7/15/2023	2,065,000	2,028,367
	San Francisco City & County Airport Comm-San Francisco International Airport AMT, Series A, 5.00% due 5/1/2038	2,500,000	3,111,775
	Saratoga Union School District (Insured: Natl-Re) USD GO, Series B, Zero Coupon due 9/1/2023	900,000	892,476
	State of California (Kindergarten-University Facilities) GO, 5.25% due 9/1/2026	5,000,000	5,229,200
	State of California GO, 5.00% due 11/1/2029	1,000,000	1,342,200
	Colorado — 1.2%
	Colorado (Sanford Obligated Group) HFA, Series A, 5.00% due 11/1/2039	1,925,000	2,371,215
	Housing Authority of the City and County of Denver (Three Towers Rehabilitation; Insured: AGM) AMT, 5.20% due 11/1/2027	1,335,000	1,339,192
	Regional Transportation District (North Metro Rail Line) COP, Series A, 5.00% due 6/1/2028	1,650,000	1,847,043
	State of Colorado COP,
	Series A,
	5.00% due 9/1/2029 - 9/1/2032	2,915,000	3,727,472
[b]	5.00% due 9/1/2031	2,290,000	2,906,170
	Connecticut — 2.3%
	City of Hartford (Various Public Improvements; Insured: AGM) GO, Series A, 5.00% due 7/1/2031	1,700,000	1,988,235
	State of Connecticut (Various Capital Projects) GO, Series B, 5.00% due 5/15/2027	1,000,000	1,229,890
	State of Connecticut GO,
	Series A, 5.00% due 4/15/2033 - 4/15/2035	12,415,000	15,409,399
	Series C, 5.00% due 6/15/2028 - 6/15/2029	1,890,000	2,437,526
	Series E, 5.00% due 9/15/2033	2,650,000	3,319,999
	District of Columbia — 1.8%
	Metropolitan Washington Airports Authority (Dulles Toll Road Revenue), Series A, 5.00% due 10/1/2038 - 10/1/2039	3,000,000	3,668,610
	Metropolitan Washington Airports Authority (Dulles Toll Road Revenue; Insured: AGC), Series B, Zero Coupon due 10/1/2023 - 10/1/2024	9,890,000	9,327,223
	Washington Convention & Sports Authority, Series A, 5.00% due 10/1/2028	1,105,000	1,226,462
52 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  September 30, 2020
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Washington Metropolitan Area Transit Authority, 5.00% due 7/1/2032 - 7/1/2037	$ 3,325,000	$ 4,076,805
	Florida — 6.7%
	Broward County (Airport System Improvements) AMT, 5.00% due 10/1/2034 - 10/1/2035	3,500,000	4,155,330
	City of Jacksonville (Better Jacksonville Plan), Series A, 5.00% due 10/1/2026	2,075,000	2,247,723
	City of Lakeland (Electric Power System Smart Grid Project; Insured: AGM), 5.25% due 10/1/2027 - 10/1/2036	6,450,000	8,977,614
	City of Orlando (Senior Tourist Development; Insured: AGM), Series A, 5.00% due 11/1/2032 - 11/1/2037	3,430,000	4,098,979
[a]	County of Manatee (Florida Power & Light Co.), 0.15% due 9/1/2024 (put 10/1/2020)	1,100,000	1,100,000
	JEA Water & Sewer System Revenue, Series A, 5.00% due 10/1/2034 - 10/1/2035	1,100,000	1,452,244
	Lake County School Board (School District Facility Projects) COP, Series B, 5.00% due 6/1/2026	1,210,000	1,299,516
	Manatee County (Public Utilities System Improvements), 5.00% due 10/1/2026 - 10/1/2033	6,080,000	7,267,435
	Miami-Dade County (Miami International Airport), Series B, 5.00% due 10/1/2028 - 10/1/2031	5,335,000	6,111,576
	Miami-Dade County (Nicklaus Children’s Hospital) HFA, 5.00% due 8/1/2035 - 8/1/2037	2,905,000	3,465,795
	Miami-Dade County (Seaport Properties) GO, Series C, 5.00% due 10/1/2023	1,040,000	1,089,577
	Miami-Dade County Educational Facilities Authority (University of Miami; Insured: AMBAC), Series B, 5.25% due 4/1/2024	1,000,000	1,139,220
	Miami-Dade County School Board (Insured: AMBAC) COP, Series D, 5.00% due 10/1/2021	3,035,000	3,172,212
	Miami-Dade County School Board COP, Series A, 5.00% due 5/1/2030	3,250,000	3,849,657
	Orange County (Tourist Development), Series A, 5.00% due 10/1/2031	2,000,000	2,346,880
	Palm Beach County (Boca Raton Regional Hospital) HFA, 5.00% due 12/1/2025 (pre-refunded 12/1/2024)	500,000	597,980
	Palm Beach County School District COP, Series C, 5.00% due 8/1/2028	595,000	768,109
[a]	Sarasota County Public Hospital Board (Sarasota Memorial Hospital; Insured: Natl-Re), Series A, 3.006% (CPI + 2.05%) due 10/1/2021	1,335,000	1,363,931
	School Board of Broward County (Educational Facilities and Equipment) COP, Series A, 5.00% due 7/1/2027	2,000,000	2,154,380
	School Board of Broward County (Educational Facilities) COP, Series B, 5.00% due 7/1/2032	2,000,000	2,371,300
	School District of Broward County COP,
	Series A,
	5.00% due 7/1/2026	545,000	587,401
	5.00% due 7/1/2026 (pre-refunded 7/1/2022)	2,455,000	2,661,441
	School District of Manatee County (School Facilities Improvement; Insured: AGM), 5.00% due 10/1/2032	2,250,000	2,711,835
	State of Florida GO, 4.00% due 7/1/2030	1,000,000	1,028,190
	Sunshine State Governmental Finance Commission (Miami-Dade County Program), Series B-1, 5.00% due 9/1/2028	3,500,000	3,957,800
	Georgia — 2.8%
	Athens-Clarke County Unified Government Development Authority (UGAREF Bolton Commons, LLC), 5.00% due 6/15/2024 - 6/15/2028	2,320,000	2,617,104
	City of Atlanta (Water & Wastewater System; Insured: Natl-Re), Series A, 5.50% due 11/1/2022	530,000	561,715
	Clarke County Hospital Authority (Athens Regional Medical Center), 5.00% due 1/1/2023 - 1/1/2026 (pre-refunded 1/1/2022)	5,620,000	5,954,502
	Main Street Natural Gas, Inc., Series A, 5.00% due 5/15/2035 - 5/15/2037	11,170,000	15,022,690
	Municipal Electric Authority of Georgia, Series A, 5.00% due 1/1/2035 - 1/1/2038	4,340,000	5,421,793
	Guam — 0.8%
	Guam Power Authority (Electric Power System; Insured: AGM), Series A, 5.00% due 10/1/2023 - 10/1/2025	6,500,000	6,998,395
	Guam Waterworks Authority (Water and Wastewater System), 5.25% due 7/1/2024	1,000,000	1,109,300
	Hawaii — 1.2%
	County of Hawaii GO, Series A, 5.00% due 9/1/2033	1,250,000	1,512,400
	State of Hawaii GO,
	Series DZ, 5.00% due 12/1/2027 (pre-refunded 12/1/2021)	3,635,000	3,837,869
	Series DZ-2016, 5.00% due 12/1/2027 (pre-refunded 12/1/2021)	6,365,000	6,720,231
	Illinois — 11.6%
	Chicago O’Hare International Airport (2016 Airport Projects), Series C, 5.00% due 1/1/2029 - 1/1/2030	1,765,000	2,119,679
	Chicago O’Hare International Airport (2017 Airport Projects), Series B, 5.00% due 1/1/2034 - 1/1/2037	8,160,000	9,595,713
	Chicago Park District (Capital Improvement Plan) GO,
	Series A,
	5.00% due 1/1/2027	1,945,000	2,155,741
[b]	5.00% due 1/1/2029	1,995,000	2,191,587
	Series B, 5.00% due 1/1/2025 - 1/1/2030	4,500,000	4,943,825
	Series D, 5.00% due 1/1/2028	3,450,000	3,806,385
	City of Chicago (Midway Airport),
	Series B,
	5.00% due 1/1/2032 - 1/1/2033	9,805,000	10,927,557
	5.25% due 1/1/2034	4,700,000	5,102,931
	City of Chicago (Wastewater Transmission System), Series C-2, 5.00% due 1/1/2028 - 1/1/2029	7,865,000	9,036,189
	City of Chicago (Wastewater Transmission System; Insured: AGM), Series B, 5.00% due 1/1/2034	1,375,000	1,647,979
	City of Chicago (Water System), Series A-1, 5.00% due 11/1/2024	1,000,000	1,159,210
	City of Chicago (Water System; Insured: AGM), Series 2017-2, 5.00% due 11/1/2037	4,250,000	5,017,550
	City of Chicago (Water System; Insured: BHAC-CR AMBAC), 5.75% due 11/1/2030	1,270,000	1,598,816
	City of Chicago GO,
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 53

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  September 30, 2020
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Series A,
	5.625% due 1/1/2031	$ 1,500,000	$ 1,624,290
	6.00% due 1/1/2038	7,500,000	8,177,025
	City of Mount Vernon (Various Municipal Capital Improvements; Insured: AGM) GO, 4.00% due 12/15/2025	1,900,000	1,914,421
	Cook County GO, Series A, 5.25% due 11/15/2024	3,000,000	3,014,820
	Cook County School District No. 104 (Argo Summit Elementary School Facilities; Insured: AGM) GO ETM, Series D, Zero Coupon due 12/1/2022	2,000,000	1,981,480
	Illinois (Midwest Care Center I, Inc.; Collateralized: GNMA) HFA, 5.70% due 2/20/2021	95,000	95,180
[a]	Illinois Finance Authority (Northwestern Memorial Healthcare Obligated Group; SPA U.S. Bank, N.A.), Series A-4, 0.10% due 8/15/2042 (put 10/1/2020)	500,000	500,000
	Illinois Finance Authority (Rush University Medical Center), Series A, 5.00% due 11/15/2033	1,000,000	1,162,540
	Illinois Finance Authority (Silver Cross Hospital and Medical Centers), 5.00% due 8/15/2024	1,000,000	1,158,160
	Illinois Toll Highway Authority (Move Illinois Program), Series A, 5.00% due 1/1/2037	5,550,000	6,472,632
	Knox & Warren Counties Community Unit School District No. 205 Galesburg GO, Series B, 5.00% due 12/1/2030 - 12/1/2031	2,655,000	3,329,591
	Metropolitan Pier & Exposition Authority (McCormick Place Expansion Project), Series B, 5.00% due 12/15/2022	1,000,000	1,067,970
	Monroe and St. Clair Counties (Community Unit School District No. 5; Insured: BAM) GO, 5.00% due 4/15/2027 - 4/15/2031	6,285,000	7,553,951
	Regional Transportation Authority (Insured: Natl-Re), Series A, 6.00% due 7/1/2031	1,070,000	1,458,089
	Sales Tax Securitization Corp., Series A, 5.00% due 1/1/2029	2,000,000	2,416,960
	State of Illinois, Series B, 5.00% due 6/15/2030 - 6/15/2032	12,165,000	13,805,938
	State of Illinois GO, Series D, 5.00% due 11/1/2027 - 11/1/2028	4,250,000	4,626,452
	Tazewell County School District (Insured: Natl-Re) GO, 9.00% due 12/1/2024	1,205,000	1,622,822
	Indiana — 2.9%
	Board of Trustees for the Vincennes University, Series J, 5.375% due 6/1/2022	895,000	898,714
	City of Carmel Redevelopment District (Performing Arts Center) COP, Series C, 6.50% due 7/15/2035 (pre-refunded 1/15/2021)	2,730,000	2,779,331
[a]	City of Whiting Environmental Facilities (BP Products North America Inc. Project) AMT, Series A, 5.00% due 3/1/2046 (put 3/1/2023)	1,000,000	1,100,620
	Indiana (Ascension Health Credit Group) HFFA, 5.00% due 11/15/2034 - 11/15/2036	8,325,000	9,821,166
	Indiana Bond Bank (Hendricks Regional Health Financing Program; Insured: AMBAC), Series A, 5.25% due 4/1/2023	2,000,000	2,248,420
	Indiana Bond Bank (Natural Gas Utility Improvements), Series A, 5.25% due 10/15/2020	5,340,000	5,347,850
	Indiana Finance Authority (Marian University), 5.25% due 9/15/2022 - 9/15/2023 (pre-refunded 9/15/2021)	5,085,000	5,329,792
	Indiana Finance Authority (Sisters of St. Francis Health Services, Inc.), 5.00% due 11/1/2021	605,000	607,317
[c]	Southwest Allen Multi School Building Corp., 5.00% due 7/15/2033	1,500,000	1,896,045
	Iowa — 0.4%
	Iowa Finance Authority (UnityPoint Health), Series C, 5.00% due 2/15/2030 - 2/15/2032	4,100,000	4,654,631
	Kansas — 0.1%
	Unified Government of Wyandotte County/Kansas City (School Improvement Project; Insured: AGM) USD GO, Series A, 5.00% due 9/1/2030 - 9/1/2031	640,000	803,948
	Kentucky — 1.4%
[a]	Kentucky Public Energy Authority, Series A, 4.00% due 4/1/2048 (put 4/1/2024)	6,500,000	7,168,070
	Kentucky State Property & Building Commission (Insured: AGM), Series A, 5.00% due 11/1/2035	4,000,000	5,152,800
	Louisville/Jefferson County Metropolitan Government (Norton Suburban Hospital and Kosair Children’s Hospital), Series A, 5.25% due 10/1/2026	2,320,000	2,624,198
	Louisiana — 2.6%
	East Baton Rouge Sewerage Commission, Series B, 5.00% due 2/1/2030 - 2/1/2032 (pre-refunded 2/1/2025)	6,825,000	8,225,081
	Jefferson Sales Tax District (Insured: AGM), Series B, 5.00% due 12/1/2031 - 12/1/2035	3,770,000	4,807,703
	Louisiana Energy and Power Authority (LEPA Unit No. 1; Insured: AGM), Series A, 5.25% due 6/1/2029 - 6/1/2031	6,100,000	6,815,332
	New Orleans Regional Transit Authority (Insured: AGM), 5.00% due 12/1/2023 - 12/1/2024	2,000,000	2,014,840
	Parish of Lafourche (Roads, Highways and Bridges), 5.00% due 1/1/2024 - 1/1/2025	3,685,000	4,304,804
[a]	Parish of St. Charles (Valero Energy Corp. Refinery), 4.00% due 12/1/2040 (put 6/1/2022)	1,000,000	1,051,480
	Maryland — 0.0%
	Montgomery County GO, Series C, 5.00% due 10/1/2025	365,000	450,330
	Massachusetts — 1.7%
	Massachusetts (Insured: BHAC-CR FGIC), 5.50% due 1/1/2029	8,370,000	11,229,611
	Massachusetts Bay Transportation Authority (Transportation Capital Program), Series A, 5.25% due 7/1/2030	1,000,000	1,400,900
	Massachusetts Development Finance Agency (CareGroup Healthcare System), Series I, 5.00% due 7/1/2036	1,750,000	2,048,655
	Massachusetts Development Finance Agency (Simmons College), Series J, 5.50% due 10/1/2025 - 10/1/2028	1,790,000	1,988,186
	Massachusetts Educational Financing Authority (Higher Education Student Loans), Series A, 5.50% due 1/1/2022	1,130,000	1,131,345
	Michigan — 2.4%
	Board of Governors of Wayne State University (Educational Facilities and Equipment), Series A, 5.00% due 11/15/2031	1,010,000	1,182,235
	City of Troy (Downtown Development Authority-Community Center Facilities) GO, 5.00% due 11/1/2025	300,000	315,228
	County of Genesee (Water Supply System; Insured: BAM) GO,
	5.00% due 11/1/2024 - 11/1/2030	3,360,000	3,720,761
	5.125% due 11/1/2032	750,000	829,005
	5.25% due 11/1/2026 - 11/1/2028	2,920,000	3,256,265
	Detroit City School District (School Building & Site Improvement; Insured: AGM Q-SBLF) GO, Series A, 5.25% due 5/1/2026	3,150,000	3,910,946
54 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  September 30, 2020
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Detroit City School District (School Building & Site; Insured: AGM Q-SBLF) GO, Series A, 5.25% due 5/1/2027	$ 1,100,000	$ 1,402,368
	Kalamazoo Hospital Finance Authority (Bronson Healthcare),
	5.25% due 5/15/2026	175,000	179,960
	5.25% due 5/15/2026 (pre-refunded 5/15/2021)	1,110,000	1,145,043
	Michigan Finance Authority (Government Loan Program), Series F, 5.00% due 4/1/2026	1,580,000	1,654,592
	Michigan Finance Authority (McLaren Health System), Series A, 5.00% due 2/15/2039	3,200,000	3,945,632
	Michigan Public School Academy (Will Carleton Charter School), 8.00% due 8/1/2035	820,000	822,517
	Michigan State Housing Development Authority, Series B, 2.95% due 12/1/2039	3,000,000	3,147,840
	Minnesota — 0.3%
	Minnesota Higher Education Facilities Authority, (University of St. Thomas), 5.00% due 10/1/2034 - 10/1/2035	600,000	736,478
	Minnesota Housing Finance Agency (Collateralized: GNMA, FNMA, FHLMC), Series F, 2.45% due 7/1/2034	2,465,000	2,507,620
	Mississippi — 0.7%
	Mississippi Development Bank (Jackson Public School District; Insured BAM) GO, 5.25% due 10/1/2037 - 10/1/2038	5,250,000	6,550,465
	Mississippi Development Bank (Vicksburg Warren School District; Insured: BAM), 5.50% due 3/1/2038	700,000	893,102
	Missouri — 0.4%
	City of Excelsior Springs (Insured: BAM) COP, Series B, 4.00% due 3/1/2031	150,000	186,918
[a]	Missouri Health and Educational Facilities Authority (Washington University; SPA JP Morgan Chase Bank, N.A.), Series B, 0.10% due 9/1/2030 (put 10/1/2020)	1,400,000	1,400,000
	Missouri Health and Educational Facilities Authority (Webster University) ETM, 5.00% due 4/1/2021	2,520,000	2,577,179
	Nebraska — 0.6%
[a]	Central Plains Energy Project, 5.00% due 3/1/2050 (put 1/1/2024)	5,350,000	6,065,777
	Nevada — 1.2%
	Carson City (Carson Tahoe Regional Healthcare), 5.00% due 9/1/2027 - 9/1/2032	3,180,000	3,518,961
	Washoe County (Reno Sparks Convention & Visitors Authority) GO, 5.00% due 7/1/2026 - 7/1/2032 (pre-refunded 7/1/2021)	7,095,000	7,347,866
	Washoe County NV GO, 5.00% due 7/1/2032 (pre-refunded 7/1/2021)	1,905,000	1,972,894
	New Hampshire — 0.7%
[a]	New Hampshire Health and Education Facilities Authority Act (University System of New Hampshire; SPA State Street Bank and Trust Co.), Series A-1, 0.12% due 7/1/2035 (put 10/1/2020)	940,000	940,000
	New Hampshire Municipal Bond Bank, Series C, 5.00% due 8/15/2026	1,860,000	2,118,559
	State of New Hampshire (Turnpike System), Series B, 5.00% due 2/1/2022 - 2/1/2024	4,005,000	4,268,525
	New Jersey — 4.2%
	Cape May County Industrial Pollution Control Financing Authority (Atlantic City Electric Company; Insured: Natl-Re), Series A, 6.80% due 3/1/2021	675,000	692,591
	Essex County Improvement Authority (County Correctional Facilities & Gibraltar Facilities; Insured: Natl-Re) GO, 5.50% due 10/1/2024	2,500,000	3,016,275
	New Jersey (School Facilities Construction) EDA, 5.00% due 3/1/2026 - 6/15/2038	6,515,000	7,460,659
	New Jersey (School Facilities Construction; Insured: AMBAC) EDA, Series N-1, 5.50% due 9/1/2026	3,000,000	3,607,560
	New Jersey (School Facilities Construction; Insured: Natl-Re) EDA, Series N-1, 5.50% due 9/1/2027	1,700,000	2,080,188
	New Jersey (Transit Corp.) EDA, 5.00% due 11/1/2036	2,950,000	3,374,829
	New Jersey State Health Care Facilities Financing Authority (Virtua Health), 5.00% due 7/1/2027 - 7/1/2028	3,000,000	3,421,250
	New Jersey Transportation Trust Fund Authority,
	Series A, 5.00% due 12/15/2032	485,000	569,962
	Series BB, 5.00% due 6/15/2034	2,000,000	2,334,480
	New Jersey Transportation Trust Fund Authority (State Transportation System Improvements), 5.00% due 6/15/2023 - 6/15/2031	3,500,000	3,922,845
	New Jersey Transportation Trust Fund Authority (Transportation Program Bonds), 5.00% due 6/15/2038	3,500,000	4,018,665
	New Jersey Transportation Trust Fund Authority (Transportation System), Series A, 5.00% due 12/15/2034 - 12/15/2036	5,500,000	6,363,425
	Passaic Valley Sewage Commissioners GO, Series G, 5.75% due 12/1/2022	3,000,000	3,342,150
	New Mexico — 1.5%
	City of Farmington (Arizona Public Service Co.-Four Corners Project), Series B, 4.70% due 9/1/2024	3,000,000	3,010,050
	City of Farmington (Public Service Co. of New Mexico),
[a]	Series C, 1.15% due 6/1/2040 (put 6/1/2024)	1,500,000	1,510,785
[a]	Series D, 1.10% due 6/1/2040 (put 6/1/2023)	3,000,000	3,016,320
	New Mexico Hospital Equipment Loan Council (Haverland Carter Lifestyle Obligated Group), 5.00% due 7/1/2032	2,130,000	2,182,781
	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services Obligated Group), Series A, 5.00% due 8/1/2039	440,000	543,136
[a]	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services Obligated Group; SPA Wells Fargo Bank, N.A.), Series D, 0.13% due 8/1/2034 (put 10/1/2020)	5,900,000	5,900,000
	New York — 8.4%
	City of New York (City Budget Financial Management) GO,
	Series G, 5.00% due 8/1/2027	4,530,000	5,198,628
	Series J, 5.00% due 8/1/2030 - 8/1/2031	9,000,000	10,454,040
[a]	City of New York (LOC Mizuho Bank, Ltd.) GO, Series G-6, 0.13% due 4/1/2042 (put 10/1/2020)	6,900,000	6,900,000
[a]	City of New York (SPA Barclays Bank plc) GO, Series B, 0.12% due 10/1/2046 (put 10/1/2020)	1,505,000	1,505,000
	Erie County Industrial Development Agency (City of Buffalo School District) (State Aid Withholding), Series A, 5.00% due 5/1/2027	5,000,000	5,573,700
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 55

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  September 30, 2020
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Long Island Power Authority,
	Series A,
	5.00% due 9/1/2036 - 9/1/2037	$ 900,000	$ 1,178,146
[b]	5.00% due 9/1/2038	400,000	521,244
	Metropolitan Transportation Authority, Series D, 5.00% due 11/15/2031	6,215,000	6,501,822
	Metropolitan Transportation Authority (Green Bond),
	Series A2, 5.00% due 11/15/2025	4,500,000	4,823,010
	Series C-1, 5.00% due 11/15/2030	2,285,000	2,431,560
	Nassau County (Insured: BAM) GO, Series B, 5.00% due 4/1/2026	1,300,000	1,456,689
	Nassau County GO, Series C, 4.00% due 3/15/2021	2,000,000	2,033,920
	New York City Transitional Finance Authority Future Tax Secured Revenue, 5.00% due 5/1/2032 - 11/1/2032	2,000,000	2,655,430
[a]	New York City Transitional Finance Authority Future Tax Secured Revenue (SPA Barclays Bank plc), Seiries B-3, 0.12% due 11/1/2042 (put 10/1/2020)	500,000	500,000
[a]	New York City Transitional Finance Authority Future Tax Secured Revenue (SPA Mizuho Bank, Ltd.), Series A-4, 0.13% due 8/1/2043 (put 10/1/2020)	990,000	990,000
[a]	New York City Transitional Finance Authority Future Tax Secured Revenue (SPA State Street Bank and Trust Co.), Series A-6, 0.12% due 8/1/2039 (put 10/1/2020)	1,500,000	1,500,000
[a]	New York City Transitional Finance Authority Future Tax Secured Revenue (SPA U.S. Bank, N.A.), Series A-5, 0.12% due 8/1/2039 (put 10/1/2020)	1,780,000	1,780,000
[a]	New York City Water & Sewer System (LOC Citibank, N.A.), Series F, 0.12% due 6/15/2035 (put 10/1/2020)	1,120,000	1,120,000
[a]	New York City Water & Sewer System (SPA Landesbank Hessen-Thuringen), Series BB-1, 0.13% due 6/15/2039 (put 10/1/2020)	3,500,000	3,500,000
[a]	New York City Water & Sewer System (SPA Mizuho Bank, Ltd.), Series AA-6, 0.14% due 6/15/2048 (put 10/1/2020)	2,000,000	2,000,000
	New York City Water & Sewer System (SPA State Street Bank and Trust Co.),
[a]	Series 3B, 0.12% due 6/15/2043 (put 10/1/2020)	8,645,000	8,645,000
[a]	Series B-2, 0.12% due 6/15/2045 (put 10/1/2020)	600,000	600,000
[a]	Series B-4, 0.12% due 6/15/2045 (put 10/1/2020)	500,000	500,000
[a]	New York City Water & Sewer System (SPA U.S. Bank N.A.), Series 3A, 0.12% due 6/15/2043 (put 10/1/2020)	1,500,000	1,500,000
[a]	New York City Water & Sewer System (SPA U.S. Bank, N.A.), Series B-1, 0.12% due 6/15/2045 (put 10/1/2020)	550,000	550,000
	New York State Dormitory Authority,
	Series A, 5.00% due 3/15/2037	735,000	916,839
	Series B, 5.00% due 3/31/2021	2,000,000	2,047,540
	New York State Dormitory Authority (Metropolitan Transportation Authority & State Urban Development Corp.), Series A, 5.00% due 12/15/2027	2,500,000	2,747,250
	New York State Dormitory Authority (State of New York Personal Income Tax Revenue), Series D, 4.00% due 2/15/2040	1,000,000	1,155,730
	New York State Dormitory Authority (State of New York Sales Tax Revenue), Series A, 5.00% due 3/15/2033	500,000	608,705
	New York State Dormitory Authority (State University Educational Facilities), Series A, 5.25% due 5/15/2021	255,000	262,905
[a]	New York State Housing Finance Agency (160 Madison Ave, LLC; LOC Landesbank Hessen-Thuringen), Series A, 0.14% due 11/1/2046 (put 10/1/2020)	5,000,000	5,000,000
	New York State Urban Development Corp. (State of New York Sales Tax Revenue), Series A, 5.00% due 3/15/2037	500,000	634,260
[a]	Triborough Bridge and Tunnel Authority (LOC U.S. Bank, N.A.), Series 2005B-4C, 0.12% due 1/1/2031 (put 10/1/2020)	690,000	690,000
	North Carolina — 1.2%
	Charlotte-Mecklenburg Hospital Authority (Carolinas HealthCare System), Series A, 5.00% due 1/15/2028	2,190,000	2,399,430
	North Carolina Medical Care Commission (Vidant Health), 5.00% due 6/1/2030	3,000,000	3,563,550
	State of North Carolina, 5.00% due 3/1/2033	5,000,000	6,577,700
	Ohio — 5.1%
	Akron, Bath and Copley Joint Township Hospital District (Children’s Hospital Medical Center of Akron), 5.00% due 11/15/2024	1,000,000	1,074,330
[c]	Akron, Bath and Copley Joint Township Hospital District (Summa Health System Obligated Group), 5.00% due 11/15/2027 - 11/15/2029	1,160,000	1,442,444
	American Municipal Power, Inc. (AMP Fremont Energy Center), Series B, 5.25% due 2/15/2028 (pre-refunded 2/15/2022)	4,000,000	4,276,520
	Cincinnati City School District (School Improvement Project) COP, 5.00% due 12/15/2031	3,075,000	3,581,360
	City of Cleveland (Bridges and Roadways), Series A-2, 5.00% due 10/1/2028 - 10/1/2029 (pre-refunded 10/1/2023)	2,520,000	2,880,385
	City of Cleveland (Public Facilities Improvements), Series A-1, 5.00% due 11/15/2027 - 11/15/2030 (pre-refunded 11/15/2023)	5,185,000	5,955,335
	City of Cleveland (Various Municipal Capital Improvements) GO, 5.00% due 12/1/2024	1,000,000	1,092,570
	City of Cleveland GO,
	5.00% due 12/1/2026	15,000	16,368
	5.00% due 12/1/2026 (pre-refunded 12/1/2022)	1,215,000	1,340,631
	City of Cleveland Income Tax Revenue, 5.00% due 10/1/2033 - 10/1/2035	1,450,000	1,811,391
	Cleveland-Cuyahoga County Port Authority (County Administration Offices), 5.00% due 7/1/2025	1,780,000	2,147,801
	County of Allen (Catholic Health Partners-Mercy Health West Facility), Series A, 5.00% due 5/1/2025 - 5/1/2026	8,325,000	8,926,490
	County of Cuyahoga (Musical Arts Association), 5.00% due 1/1/2030 - 1/1/2039	3,170,000	3,870,891
	County of Hamilton (Cincinnati Children’s Hospital Medical Center), 5.00% due 5/15/2028 - 5/15/2031	8,085,000	9,261,294
	Deerfield Township (Public Street Improvements-Wilkens Blvd.), 5.00% due 12/1/2025	840,000	843,032
	Greene County Vocational School District (School Facilities Construction and Improvement) GO,
[b]	5.00% due 12/1/2030	625,000	817,019
	5.00% due 12/1/2031 - 12/1/2033	1,955,000	2,530,563
	Lucas County Health Care Facility (Sunset Retirement Community),
56 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  September 30, 2020
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	5.00% due 8/15/2021	$ 260,000	$ 268,226
	5.125% due 8/15/2025	1,350,000	1,393,875
	Pennsylvania — 8.0%
	Allegheny County (Propel Charter School-McKeesport) IDA,
	Series C,
	5.90% due 8/15/2026	605,000	606,664
	6.375% due 8/15/2035	1,130,000	1,133,390
	Allegheny County Hospital Development Authority (University of Pittsburgh Medical Center), Series A, 5.00% due 7/15/2034	1,150,000	1,440,099
	Bucks County (Waste Management, Inc.) AMT, IDA, Series A-2, 2.75% due 12/1/2022	7,000,000	7,280,770
	City of Philadelphia (Pennsylvania Gas Works), 5.00% due 8/1/2032 - 8/1/2034	2,300,000	2,682,708
	City of Philadelphia (Philadelphia Gas Works), 5.00% due 8/1/2036 - 8/1/2037	5,485,000	6,503,038
	City of Philadelphia (Water and Wastewater System), Series A, 5.00% due 10/1/2029 - 11/1/2038	2,100,000	2,655,989
	City of Pittsburgh (Capital Projects) GO, 5.00% due 9/1/2035 - 9/1/2036	1,215,000	1,485,399
	County of Luzerne (Insured: AGM) GO, Series A, 5.00% due 11/15/2029	3,000,000	3,595,320
[b]	Dallastown Area School District (State Aid Withholding) GO, Series A, 4.00% due 5/1/2021	460,000	469,812
	Lancaster County Solid Waste Management Authority (Acquisition of Susquehanna Resource Management Facility), Series A, 5.25% due 12/15/2030	3,000,000	3,448,620
	Monroeville Financing Authority (University of Pittsburgh Medical Center), 5.00% due 2/15/2026	3,490,000	4,249,110
	Pennsylvania State Public School Building Authority (Philadelphia School District; Insured: AGM) (State Aid Withholding) GO, Series B, 5.00% due 6/1/2027	5,000,000	6,255,900
[c]	Pennsylvania Turnpike Commission, Series B, 5.00% due 12/1/2033 - 12/1/2038	1,450,000	1,876,140
	Pennsylvania Turnpike Commission (Highway Improvements),
	Series A, 5.35% due 12/1/2030 (pre-refunded 12/1/2020)	1,540,000	1,553,059
	Series A-1, 5.00% due 12/1/2035 - 12/1/2036	1,750,000	2,129,183
	Series C-2, 5.35% due 12/1/2030 (pre-refunded 12/1/2020)	2,460,000	2,480,861
	Philadelphia Authority for Industrial Development (Thomas Jefferson University), Series A, 5.00% due 9/1/2032 - 9/1/2034	5,685,000	6,785,960
	Philadelphia Municipal Authority (Juvenile Justice Services Center), 5.00% due 4/1/2032 - 4/1/2036	11,125,000	13,235,368
	Pittsburgh Water & Sewer Authority (Water and Sewer System; Insured: AGM),
	Series A, 5.00% due 9/1/2030 - 9/1/2031	8,740,000	9,765,312
	Series B, 5.00% due 9/1/2031 (pre-refunded 9/1/2023)	3,665,000	4,176,377
	Rhode Island — 0.5%
	State of Rhode Island and Providence Plantations (Consolidated Capital Development Loan) GO, Series B, 4.00% due 10/15/2023	800,000	861,408
	State of Rhode Island and Providence Plantations (Training School Project) COP, Series B, 5.00% due 10/1/2024	3,595,000	4,068,749
	South Carolina — 0.2%
	City of Myrtle Beach (Municipal Sports Complex), Series B, 5.00% due 6/1/2028 - 6/1/2030	2,000,000	2,250,390
	South Dakota — 0.4%
	South Dakota Health and Educational Facilities Authority (Avera Health), Series A, 5.00% due 7/1/2023 (pre-refunded 7/1/2021)	1,575,000	1,631,621
	South Dakota Health and Educational Facilities Authority (Sanford Health), 5.00% due 11/1/2028 - 11/1/2029	1,800,000	2,155,264
	Tennessee — 1.8%
	County of Shelby Health, Educational and Housing Facility Board (Methodist Le Bonheur Healthcare),
[b]	5.00% due 5/1/2027	635,000	795,154
	5.00% due 5/1/2031 - 5/1/2035	2,925,000	3,526,049
	Metropolitan Government of Nashville and Davidson County (Green Projects), Series B, 5.00% due 7/1/2033 - 7/1/2036	3,000,000	3,734,580
	Tennessee Energy Acquisition Corp. (The Gas Project),
	Series A, 5.25% due 9/1/2023	7,000,000	7,882,700
	Series C, 5.00% due 2/1/2023	2,500,000	2,718,600
	Texas — 8.6%
	City of Dallas (Public Improvements) GO, 5.00% due 2/15/2025 - 2/15/2034	9,720,000	11,505,210
	City of Dallas (Trinity River Corridor Infrastructure) GO, 5.00% due 2/15/2028	1,000,000	1,147,400
	City of Galveston (Galveston Island Convention Center; Insured: AGM),
	Series A, 5.00% due 9/1/2021	545,000	564,533
	Series B, 5.00% due 9/1/2024	1,115,000	1,197,276
	City of Houston (Public Improvements) GO, Series A, 5.00% due 3/1/2027	1,175,000	1,445,015
	City of Houston Airport System Revenue, Series D, 5.00% due 7/1/2030	2,000,000	2,522,440
	City of McAllen (International Toll Bridge; Insured: AGM), Series A, 5.00% due 3/1/2028 - 3/1/2032	6,120,000	7,418,050
	City of San Antonio (Airport System Capital Improvements) AMT, 5.00% due 7/1/2024 - 7/1/2025	3,225,000	3,461,297
	City of San Antonio (Water System), Series A, 5.00% due 5/15/2033 - 5/15/2034	3,075,000	3,753,015
	City of Texas City (ARCO Pipe Line Co. Project) IDC, 7.375% due 10/1/2020	2,705,000	2,705,514
	Dallas Area Rapid Transit, Series A, 5.00% due 12/1/2035 - 12/1/2036	7,200,000	8,646,696
	Dallas County Utility & Reclamation District GO, 5.00% due 2/15/2027	1,905,000	2,397,709
	Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health System), Series A, 5.00% due 12/1/2028	3,000,000	3,525,630
	Harris County Cultural Education Facilities Finance Corp. (TECO Project), 5.00% due 11/15/2028 - 11/15/2033	2,225,000	2,804,658
	Houston Airport System Revenue, Series D, 5.00% due 7/1/2035	1,750,000	2,135,280
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 57

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  September 30, 2020
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Houston Higher Education Finance Corp. (Cosmos Foundation, Inc.),
	6.50% due 5/15/2031 (pre-refunded 5/15/2021)	$ 360,000	$ 374,126
	Series S, 6.50% due 5/15/2031 (pre-refunded 5/15/2021)	415,000	431,202
	Lower Colorado River Authority,
	Series A,
	5.00% due 5/15/2026	9,415,000	10,113,216
	5.00% due 5/15/2026 (pre-refunded 5/15/2022)	55,000	59,283
	Metropolitan Transit Authority of Harris County, 5.00% due 11/1/2029 - 11/1/2030	4,040,000	5,255,129
	North Texas Tollway Authority (NTTA System), Series A, 5.00% due 1/1/2037	1,750,000	2,115,242
	San Antonio Water System,
	5.00% due 5/15/2038	2,110,000	2,749,035
	Series A, 5.00% due 5/15/2037	500,000	631,185
	Series C, 5.00% due 5/15/2032 - 5/15/2033	1,590,000	2,146,754
	State of Texas, 4.00% due 8/26/2021	6,715,000	6,944,250
	Stephen F Austin State University (Financing System), Series A, 5.00% due 10/15/2030 - 10/15/2033	1,265,000	1,608,477
	Texas Transportation Commission (Central Texas Turnpike System), Series C, 5.00% due 8/15/2024 - 8/15/2025	2,250,000	2,617,575
	Utah — 0.3%
[a]	County of Utah (IHC Health Services, Inc. Obligated Group), Series B-1, 5.00% due 5/15/2056 (put 8/1/2022)	2,500,000	2,686,025
	Virginia — 0.1%
[a,b]	Halifax County (VirginiaI Electric and Power Co. Poject) IDA, Series A, 0.45% due 12/1/2041 (put 4/1/2022)	500,000	500,040
	Washington — 3.9%
	King County Public Hospital District No. 2 (EvergreenHealth Medical Center) GO, 5.00% due 12/1/2028 - 12/1/2030	4,545,000	5,264,497
	Skagit County Public Hospital District No. 1 (Skagit Regional Health) GO, 5.00% due 12/1/2025 - 12/1/2028 (pre-refunded 12/1/2022)	7,860,000	8,676,339
	Skagit County Public Hospital District No. 2 (Island Hospital) GO, 5.00% due 12/1/2027 - 12/1/2028 (pre-refunded 12/1/2022)	4,640,000	5,121,911
	State of Washington (Acquisition and Improvements of Real and Personal Property) COP, Series A, 5.00% due 7/1/2030	4,415,000	5,559,103
	State of Washington (Various Purposes) GO,
[c]	5.00% due 6/1/2038	1,965,000	2,517,853
	Series C, 5.00% due 2/1/2036 - 2/1/2037	7,425,000	9,527,939
	Washington Higher Education Facilities Authority (Seattle Pacific University), 5.00% due 10/1/2038 - 10/1/2040	3,340,000	4,066,982
	Wisconsin — 1.4%
	Wisconsin Health & Educational Facilities Authority (ProHealth Care, Inc.), 5.00% due 8/15/2023 - 8/15/2026	10,925,000	11,352,689
	WPPI Energy, Series A, 5.00% due 7/1/2029 - 7/1/2036	2,980,000	3,780,357
	Total Investments — 99.2% (Cost $968,920,494)		$1,039,303,544
	Other Assets Less Liabilities — 0.8%		8,647,591
	Net Assets — 100.0%		$1,047,951,135

Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on September 30, 2020.
b	Segregated as collateral for a when-issued security.
c	When-issued security.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
BHAC-CR	Berkshire Hathaway Assurance Corp. Custodial Receipts
COP	Certificates of Participation
CPI	Consumer Price Index
EDA	Economic Development Authority
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHLMC	Insured by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association
GNMA	Collateralized by Government National Mortgage Association
GO	General Obligation
HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority
IDC	Industrial Development Corp.
JEA	Jacksonville Electric Authority
LOC	Letter of Credit
Natl-Re	Insured by National Public Finance Guarantee Corp.
Q-SBLF	Insured by Qualified School Bond Loan Fund
SPA	Stand-by Purchase Agreement
USD	Unified School District
58 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments
Thornburg Strategic Municipal Income Fund  |  September 30, 2020
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Municipal Bonds — 99.4%
	Alabama — 0.7%
[a]	Selma (International Paper Co.) IDB, Series A, 2.00% due 11/1/2033 (put 10/1/2024)	$2,025,000	$ 2,111,002
	Arizona — 2.6%
[a]	Arizona (Banner Health Obligated Group; LOC Bank of America N.A.) HFA, Series C, 0.13% due 1/1/2046 (put 10/1/2020)	1,000,000	1,000,000
	Arizona (Scottsdale Lincoln Hospitals) HFA , 5.00% due 12/1/2031	2,500,000	2,921,975
[a]	County of Yavapai, (Waste Management, Inc.) AMT, IDA, 2.80% due 6/1/2027 (put 6/1/2021)	1,500,000	1,521,585
	Pima County (Providence Day School) IDA, 5.125% due 12/1/2040	710,000	713,096
	Pinal County (Tucson Electric Power Co.) IDA, 4.00% due 9/1/2029	1,520,000	1,628,710
	Arkansas — 0.4%
	University of Arkansas Board of Trustees (Fayetteville Campus), Series A, 5.00% due 11/1/2036	1,000,000	1,158,230
	California — 8.2%
	ABAG Finance Authority for Nonprofit Corporations (Episcopal Senior Communities), Series A, 5.00% due 7/1/2047	1,635,000	1,696,885
	Benicia (Benicia High School; Insured: AGM) USD GO, Series C, Zero Coupon due 8/1/2026	830,000	780,208
	California (Children’s Hospital Los Angeles) HFFA,
	Series A,
	5.00% due 11/15/2034	420,000	451,332
[b]	5.00% due 8/15/2036	500,000	578,015
	California (Community Program Developmental Disabilities; Insured: California Mtg Insurance) HFFA, 6.25% due 2/1/2026	1,500,000	1,528,920
[a]	California Infrastructure and Economic Development Bank (Los Angeles County Museum of Art), Series A, 0.754% (LIBOR 1 Month + 0.65%) due 12/1/2050 (put 2/1/2021)	1,000,000	995,088
[c]	California Pollution Control Financing Authority (Poseidon Resources (Channelside) L.P. Desalination Project) AMT, 5.00% due 11/21/2045	1,000,000	1,024,630
	Calipatria (Educational Facilities; Insured: ACA) USD GO, Series B, Zero Coupon due 8/1/2025	1,870,000	1,590,902
	City of Moorpark Mobile Home Park (Villa Del Arroyo), Series A, 6.15% due 5/15/2031	1,000,000	1,026,740
	City of Palm Springs Financing Authority (Downtown Revitalization Project), Series B, 5.25% due 6/1/2027	1,620,000	1,742,310
	County of El Dorado (El Dorado Hills Development-Community Facilities), 5.00% due 9/1/2026	625,000	681,713
	Daly County Housing Development Finance Agency (Franciscan Country Club Mobile Home Park Acquisition), Series A, 5.25% due 12/15/2023	650,000	651,879
	M-S-R Energy Authority, Series A, 6.50% due 11/1/2039	1,245,000	1,972,130
[a]	Northern California Energy Authority (Commodity Supply Revenue), Series A, 4.00% due 7/1/2049 (put 7/1/2024)	2,000,000	2,230,020
	Oakland (County of Alameda Educational Facilities) USD GO, Series A, 5.00% due 8/1/2035	1,000,000	1,172,260
	Redwood City Redevelopment Agency (Redevelopment Project Area 2; Insured: AMBAC), Zero Coupon due 7/15/2021	1,285,000	1,280,567
	Riverside County Asset Leasing Corp. (Riverside County Hospital; Insured: Natl-Re), Zero Coupon due 6/1/2021	535,000	533,684
	San Francisco City & County Airport Comm-San Francisco International Airport AMT, Series A, 5.00% due 5/1/2038	1,000,000	1,244,710
	San Francisco City & County Redevelopment Financing Authority (Mission Bay North Redevelopment), Series C, 6.75% due 8/1/2041 (pre-refunded 2/1/2021)	500,000	510,915
	San Francisco City & County Redevelopment Financing Authority (Redevelopment Project; Insured: Natl-Re), Series D, Zero Coupon due 8/1/2023	1,025,000	1,008,784
	State of California GO, 5.00% due 11/1/2029	1,000,000	1,342,200
	Union Elementary School District (Santa Clara County District Schools; Insured: Natl-Re) GO, Series D, Zero Coupon due 9/1/2027	905,000	851,125
	Colorado — 2.4%
[a]	City & County of Denver (SPA JP Morgan Chase Bank, N.A.) COP, Series A-3, 0.13% due 12/1/2031 (put 10/1/2020)	1,245,000	1,245,000
	Crystal Valley Metropolitan District No 2 (REF-SER A; Insured AGM) GO,
	Series A
	5.00% due 12/1/2025 - 12/1/2030	1,410,000	1,792,203
[b]	5.00% due 12/1/2028	400,000	512,472
	Denver Convention Center Hotel Authority, 5.00% due 12/1/2028	1,000,000	1,082,770
	Public Authority for Colorado Energy (Natural Gas Purchase), 6.50% due 11/15/2038	260,000	410,901
	Regional Transportation District (FasTracks Transportation System) COP, Series A, 5.00% due 6/1/2044	565,000	621,444
	Village Metropolitan District (REF) GO, 5.00% due 12/1/2040	1,000,000	1,025,630
[b]	Wild Plum Metropolitan District GO, Series A, 5.00% due 12/1/2049	595,000	577,608
	Connecticut — 3.3%
	City of New Haven (Insured: AGM) GO, Series B, 5.00% due 2/1/2026 - 2/1/2030	2,620,000	3,225,764
	State of Connecticut GO,
	Series A, 5.00% due 4/15/2035	2,000,000	2,465,240
	Series E, 5.00% due 9/15/2033	1,350,000	1,691,320
	University of Connecticut (Insured: AGM), Series A, 5.00% due 4/15/2028	1,975,000	2,536,018
	Delaware — 0.3%
	Delaware (Nanticoke Memorial Hospital) HFA ETM, 5.00% due 7/1/2021	1,000,000	1,035,440
	District of Columbia — 0.4%
	Metropolitan Washington Airports Authority (Dulles Toll Road; Insured: AGC), Series B, Zero Coupon due 10/1/2027	1,500,000	1,302,705
	Florida — 5.1%
	Broward County (Airport System Improvements) AMT, 5.00% due 10/1/2037	1,000,000	1,176,710
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 59

Schedule of Investments, Continued
Thornburg Strategic Municipal Income Fund  |  September 30, 2020
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
[c]	Charlotte County (Town & Country Utilities Projects) IDA, AMT, 5.00% due 10/1/2029	$ 500,000	$ 541,025
[a]	County of Manatee (Florida Power & Light Co.), 0.15% due 9/1/2024 (put 10/1/2020)	2,000,000	2,000,000
	Florida Higher Educational Facilities Financing Authority (Nova Southeastern University), 5.00% due 4/1/2027 (pre-refunded 4/1/2022)	1,000,000	1,072,160
[a]	Gainesville Utilities System Revenue (SPA Barclays Bank plc), Series C-REMK 05/20/20 0.11% due 10/1/2026 (put 10/1/2020)	2,090,000	2,090,000
[a]	JEA Water & Sewer System Revenue (SPA U.S. Bank, N.A.), Series A-1, 0.10% due 10/1/2038 (put 10/1/2020)	2,385,000	2,385,000
	Miami-Dade County Expressway Authority (Toll System Five-Year Work Program), Series A, 5.00% due 7/1/2022 - 7/1/2024	1,250,000	1,381,688
	Miami-Dade County School Board (District School Facilities and Infrastructure) COP, Series A, 5.00% due 8/1/2027	1,100,000	1,188,231
	Orange County (Tourist Development), Series A, 5.00% due 10/1/2031	1,000,000	1,173,440
[a]	Sarasota County Public Hospital Board (Sarasota Memorial Hospital; Insured: Natl-Re), Series A, 3.006% (CPI + 2.05%) due 10/1/2021	675,000	689,628
	Tampa Sports Authority (Tampa Bay Arena; Insured: Natl-Re), 5.75% due 10/1/2020	110,000	110,014
	Volusia County Educational Facilities Authority (Embry-Riddle Aeronautical University, Inc.), Series B, 5.00% due 10/15/2030	1,500,000	1,739,805
	Georgia — 1.8%
	Main Street Natural Gas, Inc., Series A, 5.00% due 5/15/2037	2,640,000	3,586,942
	Main Street Natural Gas, Inc. (Georgia Gas), Series A, 5.50% due 9/15/2023	350,000	391,660
	Municipal Electric Authority of Georgia, Series A, 5.00% due 1/1/2039	1,225,000	1,518,767
	Guam — 0.7%
	Guam Power Authority (Electric Power System; Insured: AGM), Series A, 5.00% due 10/1/2027	1,000,000	1,075,560
	Guam Waterworks Authority (Water and Wastewater System),
	5.00% due 7/1/2028	500,000	550,095
	5.25% due 7/1/2024	500,000	554,650
	Illinois — 14.8%
	Chicago Midway International Airport (AMT), Series A, 5.00% due 1/1/2030	1,500,000	1,655,085
	Chicago Park District (Various Capital Projects) GO, Series A, 5.00% due 1/1/2035	2,000,000	2,154,900
	Chicago Park District GO, Series A, 5.00% due 1/1/2027	825,000	961,356
	City of Chicago, 5.00% due 1/1/2022	1,195,000	1,208,025
	City of Chicago (Chicago O’Hare International Airport), Series C, 5.00% due 1/1/2031	500,000	595,670
	City of Chicago (Riverwalk Expansion Project; Insured: AGM), 5.00% due 1/1/2031	500,000	551,110
	City of Chicago (Wastewater Transmission System), Series C, 5.00% due 1/1/2030	1,500,000	1,715,910
	City of Chicago (Water System Improvements), 5.00% due 11/1/2029	200,000	216,540
	City of Chicago (Water System; Insured: AGM), Series 2017-2, 5.00% due 11/1/2037	1,500,000	1,770,900
	City of Chicago GO,
	Series A,
	5.00% due 1/1/2039	1,000,000	1,023,220
	5.625% due 1/1/2031	500,000	541,430
	6.00% due 1/1/2038	2,330,000	2,540,329
	Cook County GO, Series A, 5.25% due 11/15/2033	1,000,000	1,004,700
	Illinois Finance Authority (Advocate Health Care Network), 5.00% due 8/1/2029	2,195,000	2,491,830
[a]	Illinois Finance Authority (Northwestern Memorial Healthcare Obligated Group; SPA JP Morgan Chase Bank, N.A.), Series A-3, 0.13% due 8/15/2042 (put 10/1/2020)	3,100,000	3,100,000
[a]	Illinois Finance Authority (Northwestern Memorial Healthcare Obligated Group; SPA U.S. Bank, N.A.), Series A-2, 0.10% due 8/15/2042 (put 10/1/2020)	600,000	600,000
	Illinois Finance Authority (Silver Cross Hospital & Medical Centers), 5.00% due 8/15/2035	2,355,000	2,692,683
	Illinois Finance Authority (Southern Illinois Healthcare), 5.00% due 3/1/2032 - 3/1/2034	700,000	845,826
	Illinois State University (Insured: AGM), Series A, 5.00% due 4/1/2021 - 4/1/2036	1,915,000	2,246,646
	Illinois Toll Highway Authority (Move Illinois Program), Series A, 5.00% due 1/1/2037	1,000,000	1,166,240
	Kane, Cook, & DuPage Counties School District No. 46 GO,
	Series A, 5.00% due 1/1/2031	2,255,000	2,559,222
	Series D, 5.00% due 1/1/2028	1,000,000	1,140,590
	Metropolitan Water Reclamation District of Greater Chicago (Various Capital Improvement Projects) GO, Series C, 5.25% due 12/1/2032	40,000	56,305
	Regional Transportation Authority (Insured: AGM), Series A, 5.75% due 6/1/2034	1,100,000	1,522,400
	Sales Tax Securitization Corp., Series A, 5.00% due 1/1/2029	1,000,000	1,208,480
	State of Illinois, Series B, 5.00% due 6/15/2032 - 6/15/2035	4,500,000	5,047,700
	State of Illinois GO,
	5.50% due 5/1/2039	375,000	414,983
	Series D, 5.00% due 11/1/2028	3,000,000	3,261,750
	Will County School District No. 114 (Educational Facilities; Insured: Natl-Re) GO, Series C, Zero Coupon due 12/1/2023	570,000	557,278
	Indiana — 1.1%
	City of Carmel Redevelopment District (Performing Arts Center) COP, Series C, 6.50% due 7/15/2035 (pre-refunded 1/15/2021)	1,000,000	1,018,070
[a]	City of Whiting AMT, 5.00% due 12/1/2044 (put 6/5/2026)	1,000,000	1,210,390
	Indiana Finance Authority (Marian University), 6.375% due 9/15/2041 (pre-refunded 9/15/2021)	1,000,000	1,058,840
	Kansas — 0.8%
	Unified Government of Wyandotte County/Kansas City (Utility System Improvement), Series A, 5.00% due 9/1/2031 - 9/1/2032	2,000,000	2,318,180
	Kentucky — 2.7%
60 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Municipal Income Fund  |  September 30, 2020
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Kentucky Economic (Norton Healthcare, Inc.; Insured: Natl-Re) DFA, Series B, Zero Coupon due 10/1/2021 - 10/1/2022	$3,365,000	$ 3,289,009
	Kentucky Higher Education Student Loan Corp. AMT, Series A-1, 5.00% due 6/1/2029	500,000	596,880
[a]	Kentucky Public Energy Authority, Series A, 4.00% due 4/1/2048 (put 4/1/2024)	4,000,000	4,411,120
	Louisiana — 2.2%
	City of New Orleans (Water System Facilities Improvement), 5.00% due 12/1/2034	400,000	460,696
	Louisiana Energy and Power Authority (LEPA Unit No. 1; Insured: AGM), Series A, 5.25% due 6/1/2038	2,250,000	2,492,460
	New Orleans Aviation Board (Louis Armstrong New Orleans International Airport CFC Revenue; Insured: AGM), 5.00% due 1/1/2029	700,000	866,635
[a]	Parish of St. Charles (Valero Energy Corp. Refinery), 4.00% due 12/1/2040 (put 6/1/2022)	2,750,000	2,891,570
	Maine — 0.4%
	Maine State Housing Authority AMT, Series C-1, 3.00% due 11/15/2023	1,000,000	1,060,700
	Massachusetts — 0.2%
	Massachusetts Development Finance Agency (Jordan Hospital and Milton Hospital), Series H-1, 5.00% due 7/1/2032 - 7/1/2033	555,000	645,218
	Massachusetts Educational Financing Authority (MEFA Loan Program), Series I, 6.00% due 1/1/2028	60,000	60,070
	Michigan — 5.5%
	Board of Governors of Wayne State University (Educational Facilities and Equipment), Series A, 5.00% due 11/15/2033	1,250,000	1,457,362
	City of Detroit GO, 5.00% due 4/1/2023 - 4/1/2024	900,000	939,454
	City of Troy (Downtown Development Authority-Community Center Facilities) GO, 5.25% due 11/1/2032	1,025,000	1,077,839
	County of Genesee (Water Supply System; Insured: BAM) GO, 5.375% due 11/1/2038	1,000,000	1,105,080
	Detroit City School District (School Building & Site; Insured: AGM Q-SBLF) GO, Series A, 5.25% due 5/1/2027	1,000,000	1,274,880
	Detroit City School District (School Building & Site; Insured: Q-SBLF) GO, Series A, 5.00% due 5/1/2025	1,000,000	1,067,160
	Detroit Downtown Development Authority (Catalyst Development Project; Insured: AGM), Series A, 5.00% due 7/1/2024	850,000	979,897
	Kalamazoo Hospital Finance Authority (Bronson Methodist Hospital),
	5.25% due 5/15/2041	140,000	143,433
	5.25% due 5/15/2041 (pre-refunded 5/15/2021)	860,000	887,150
	Livonia Public School District (School Building & Site; Insured: AGM) GO, Series I, 5.00% due 5/1/2036	225,000	247,478
	Michigan Finance Authority (State Dept. of Human Services Office Buildings), Series F, 5.00% due 4/1/2031	1,000,000	1,045,550
	Michigan Finance Authority (Trinity Health Corp. Obligated Group), 5.00% due 12/1/2027	165,000	208,474
	Michigan Public School Academy (Will Carleton Charter School), 8.00% due 8/1/2035	890,000	892,732
	Michigan State Housing Development Authority, Series B, 2.95% due 12/1/2039	2,000,000	2,098,560
	Michigan Strategic Fund (Detroit Edison Company; Insured: Natl-IBC, AMBAC), 7.00% due 5/1/2021	250,000	259,418
	Wayne County Airport Authority (Detroit Metropolitan Wayne County Airport),
	Series B,
	5.00% due 12/1/2031 - 12/1/2034	1,790,000	2,063,888
[b]	5.00% due 12/1/2033	825,000	951,134
	Minnesota — 0.7%
	Minnesota Housing Finance Agency (Collateralized: GNMA, FNMA, FHLMC), Series F, 2.55% due 7/1/2039	2,215,000	2,245,102
	Nebraska — 1.3%
[a]	Central Plains Energy Project, 5.00% due 3/1/2050 (put 1/1/2024)	1,650,000	1,870,753
	Douglas County Health Facilities (Nebraska Methodist Health System), 5.00% due 11/1/2029 - 11/1/2030	1,750,000	2,078,942
	Nevada — 1.5%
	Carson City (Carson Tahoe Regional Healthcare), 5.00% due 9/1/2037	1,000,000	1,171,680
	City of Las Vegas Special Improvement District No. 814 (Summerlin Vlg 21 & 24A), 4.00% due 6/1/2039 - 6/1/2044	1,100,000	1,086,048
	Clark County School District (Insured: AGM), GO, Series B, 5.00% due 6/15/2031	1,650,000	2,121,537
	New Jersey — 5.6%
	New Jersey (New Jersey Transit Corp.) EDA, 5.00% due 11/1/2033	500,000	583,980
	New Jersey (School Facilities Construction) EDA, 5.00% due 3/1/2026 - 6/15/2038	2,680,000	2,995,735
	New Jersey (School Facilities Construction; Insured: Natl-Re) EDA, Series N-1, 5.50% due 9/1/2027	1,000,000	1,223,640
	New Jersey Transportation Trust Fund Authority (State Transportation System Improvements),
	Series A-1,
[a]	1.32% (MUNIPSA + 1.20%) due 6/15/2034 (put 12/15/2021)	1,000,000	1,010,417
	5.00% due 6/15/2027	3,000,000	3,505,080
	New Jersey Transportation Trust Fund Authority (Transportation Program Bonds), 5.00% due 6/15/2038	1,500,000	1,722,285
	New Jersey Transportation Trust Fund Authority (Transportation System), Series A, 5.00% due 6/15/2024 - 12/15/2039	5,050,000	5,822,839
	New Mexico — 4.7%
	City of Farmington (Arizona Public Service Co.-Four Corners Project), Series B, 4.70% due 9/1/2024	1,000,000	1,003,350
	City of Farmington (Public Service Co. of New Mexico),
[a]	Series B, 1.875% due 4/1/2033 (put 10/1/2021)	1,500,000	1,515,180
[a]	Series D, 1.10% due 6/1/2040 (put 6/1/2023)	1,000,000	1,005,440
	City of Santa Fe (El Castillo Retirement Project), Series A, 5.00% due 5/15/2044	950,000	1,002,497
	City of Santa Fe (El Castillo Retirement Residences), 5.00% due 5/15/2034	1,465,000	1,489,773
	New Mexico Hospital Equipment Loan Council (Haverland Carter Lifestyle Obligated Group), 5.00% due 7/1/2032	2,525,000	2,587,570
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 61

Schedule of Investments, Continued
Thornburg Strategic Municipal Income Fund  |  September 30, 2020
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services Obligated Group), Series A, 5.00% due 8/1/2039	$1,000,000	$ 1,234,400
	New Mexico Mortgage Finance Authority (Collateralized: GNMA, FNMA, FHLMC),
	Series F,
	2.85% due 7/1/2039	985,000	1,047,498
	3.50% due 7/1/2050	1,975,000	2,173,626
[a]	New Mexico Municipal Energy Acquisition Authority, Series A, 5.00% due 11/1/2039 (put 5/1/2025)	1,000,000	1,192,680
	New York — 9.3%
	City Of Elmira GO, 4.00% due 5/27/2021	790,000	794,321
	City of New York (City Budget Financial Management) GO,
	Series G, 5.00% due 8/1/2023	3,000,000	3,388,290
	Series J, 5.00% due 8/1/2031	1,500,000	1,740,390
[a]	City of New York (SPA JP Morgan Chase Bank, N.A.) GO, Series F-6, 0.13% due 6/1/2044 (put 10/1/2020)	1,000,000	1,000,000
	Metropolitan Transportation Authority (Transit and Commuter System), Series B-1, 5.00% due 5/15/2022	2,000,000	2,058,040
	Nassau County GO, Series C, 4.00% due 3/15/2021	1,550,000	1,576,288
	New York City Transitional Finance Authority Future Tax Secured Revenue, 5.00% due 5/1/2033	1,000,000	1,322,660
[a]	New York City Transitional Finance Authority Future Tax Secured Revenue (SPA Mizuho Bank, Ltd.), Series A-4, 0.13% due 8/1/2043 (put 10/1/2020)	540,000	540,000
[a]	New York City Transitional Finance Authority Future Tax Secured Revenue (SPA State Street Bank and Trust Co.), Series A-6, 0.12% due 8/1/2039 (put 10/1/2020)	2,000,000	2,000,000
[a]	New York City Transitional Finance Authority Future Tax Secured Revenue (SPA U.S. Bank, N.A.), Series A-5, 0.12% due 8/1/2039 (put 10/1/2020)	1,890,000	1,890,000
[a]	New York City Water & Sewer System (LOC Citibank, N.A.), Series F, 0.12% due 6/15/2035 (put 10/1/2020)	1,500,000	1,500,000
[a]	New York City Water & Sewer System (SPA Landesbank Hessen-Thuringen), Series BB-1, 0.13% due 6/15/2039 (put 10/1/2020)	1,500,000	1,500,000
[a]	New York City Water & Sewer System (SPA Mizuho Bank, Ltd.), Seiries A-1, 0.12% due 6/15/2044 (put 10/1/2020)	600,000	600,000
[a]	New York City Water & Sewer System (SPA U.S. Bank N.A.), Series 3A, 0.12% due 6/15/2043 (put 10/1/2020)	500,000	500,000
[a]	New York City Water & Sewer System (SPA U.S. Bank, N.A.), Series B-1, 0.12% due 6/15/2045 (put 10/1/2020)	700,000	700,000
	New York State Dormitory Authority (State of New York Personal Income Tax Revenue), Series D, 4.00% due 2/15/2040	1,000,000	1,155,730
[a]	New York State Housing Finance Agency (160 Madison Ave, LLC; LOC Landesbank Hessen-Thuringen), Series A, 0.14% due 11/1/2046 (put 10/1/2020)	5,215,000	5,215,000
	Town of Oyster Bay (Insured: BAM) GO, Series B, 5.00% due 8/15/2021	500,000	520,320
	North Carolina — 1.5%
[a]	Charlotte-Mecklenburg Hospital Authority (Atrium Health Obligated Group; SPA JP Morgan Chase Bank, N.A.), Series C, 0.13% due 1/15/2037 (put 10/1/2020)	625,000	625,000
	North Carolina Medical Care Commission (Vidant Health), 5.00% due 6/1/2029	1,500,000	1,785,150
	North Carolina Turnpike Authority, 5.00% due 1/1/2029 - 1/1/2030	1,000,000	1,235,945
[a]	University of North Carolina at Chapel Hill, Series A, 0.454% (LIBOR 1 Month + 0.35%) due 12/1/2041 (put 12/1/2021)	1,000,000	1,000,177
	Ohio — 1.5%
	Akron, Bath and Copley Joint Hospital District (Summa Health), 5.25% due 11/15/2030	1,420,000	1,698,149
[d]	Akron, Bath Copley Joint Township Hospital District (Summa Health System Obligated Group), 5.00% due 11/15/2030 - 11/15/2032	1,000,000	1,261,568
	City of Akron (Community Learning Centers), Series A, 5.00% due 12/1/2031	625,000	669,844
	Cleveland-Cuyahoga County Port Authority (Flats East Development Project; LOC Fifth Third Bank), Series B, 7.00% due 5/15/2040	885,000	890,717
	Pennsylvania — 6.5%
	Allegheny County (Propel Charter School) IDA, Series A, 6.75% due 8/15/2035	845,000	847,797
	Bucks County (Waste Management, Inc.) AMT, IDA, Series A-2, 2.75% due 12/1/2022	4,000,000	4,160,440
	Coatesville Area School District (Insured: AGM) (State Aid Withholding) GO, 5.00% due 8/1/2024 - 8/1/2025	1,475,000	1,728,716
	Commonwealth Financing Authority, 5.00% due 6/1/2029	1,000,000	1,278,190
	County of Luzerne (Insured: AGM) GO, Series A, 5.00% due 11/15/2029	1,000,000	1,198,440
	Montgomery County Higher Education & Health Authority (Thomas Jefferson University Obligated Group), 5.00% due 9/1/2033	700,000	873,740
[d]	Pennsylvania Turnpike Commission, Series B, 5.00% due 12/1/2036	350,000	451,626
	Pennsylvania Turnpike Commission (Highway Improvements),
	Series A, 5.35% due 12/1/2030 (pre-refunded 12/1/2020)	770,000	776,530
	Series A-1, 5.00% due 12/1/2037	750,000	907,282
	Series C-2, 5.35% due 12/1/2030 (pre-refunded 12/1/2020)	1,230,000	1,240,431
	Philadelphia (Philadelphia) IDA, 5.00% due 5/1/2024	1,000,000	1,141,350
	Philadelphia (Thomas Jefferson University) IDA, Series A, 5.00% due 9/1/2035	1,500,000	1,769,535
	Philadelphia Municipal Authority (Juvenile Justice Services Center), 5.00% due 4/1/2038	1,360,000	1,600,489
	Pittsburgh Water & Sewer Authority (Insured: AGM), Series B, 5.00% due 9/1/2033	1,000,000	1,431,830
	School District of Philadelphia (State Aid Witholding) GO, Series A, 5.00% due 9/1/2038	100,000	120,283
	Rhode Island — 0.2%
	Pawtucket Housing Authority, 5.50% due 9/1/2022 - 9/1/2024	475,000	491,119
	South Dakota — 0.1%
	South Dakota Health & Educational Facilities Authority (Avera Health), Series A, 5.00% due 7/1/2027 (pre-refunded 7/1/2021)	400,000	414,380
	Tennessee — 0.6%
62 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Municipal Income Fund  |  September 30, 2020
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Shelby County Health, Educational and Housing Facility (Methodist Le Bonheur Healthcare), 5.00% due 5/1/2036	$1,000,000	$ 1,190,850
[b]	Tennessee Energy Acquisition Corp. (The Gas Project), Series A, 5.25% due 9/1/2024	500,000	582,720
	Texas — 5.9%
	City of Dallas (Public Improvements) GO, 5.00% due 2/15/2031	1,930,000	2,277,844
	City of Houston (Combined Utility System), Series D, 5.00% due 11/15/2028	2,500,000	2,961,525
	City of Houston (Public Improvements) GO, Series A, 5.00% due 3/1/2032	2,500,000	3,029,000
	City of Texas City (ARCO Pipe Line Co. Project) IDC, 7.375% due 10/1/2020	1,165,000	1,165,221
	Lower Colorado River Authority,
	Series A,
	5.00% due 5/15/2026	2,980,000	3,200,997
	5.00% due 5/15/2026 (pre-refunded 5/15/2022)	20,000	21,557
	North Texas Tollway Authority (NTTA System), Series A, 5.00% due 1/1/2034	750,000	1,064,655
	San Antonio Energy Acquisition Public Facilities Corp. (Natural Gas Supply Agreement), 5.50% due 8/1/2021	40,000	41,496
	State of Texas, 4.00% due 8/26/2021	2,665,000	2,755,983
	Texas Transportation Commission (Central Texas Turnpike System), Series C, 5.00% due 8/15/2034	1,250,000	1,425,913
	U. S. Virgin Islands — 0.7%
	Virgin Islands Public Finance Authority GO, Series C, 5.00% due 10/1/2021	2,000,000	1,996,740
	Utah — 1.0%
[a]	City of Murray (IHC Health Services, Inc. Obligated Group; SPA Barclays Bank plc), Series C, 0.13% due 5/15/2037 (put 10/1/2020)	950,000	950,000
	Utah Charter School Finance Authority (Summit Academy, Inc.), Series A, 5.00% due 4/15/2039	700,000	861,784
	Utah Transit Authority (Integrated Mass Transit System), Series A, 5.00% due 6/15/2033 (pre-refunded 6/15/2025)	1,000,000	1,220,280
	Virginia — 0.2%
[a]	Halifax County (VirginiaI Electric and Power Co. Poject) IDA, Series A, 0.45% due 12/1/2041 (put 4/1/2022)	500,000	500,040
	Washington — 2.2%
	Port of Seattle AMT, 5.00% due 4/1/2039	1,705,000	2,052,564
[d]	State of Washington (Various Purposes) GO, 5.00% due 6/1/2038	1,000,000	1,281,350
	Washington Health Care Facilities Authority (Catholic Health Initiatives), Series A, 5.75% due 1/1/2045	2,000,000	2,237,040
[c]	Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group), 5.00% due 1/1/2044	1,000,000	1,014,380
	West Virginia — 0.5%
[a]	West Virginia (Appalachian Power Co.) EDA, Series B, 2.625% due 12/1/2042 (put 6/1/2022)	1,500,000	1,545,660
	Wisconsin — 1.8%
[c]	Public Finance Authority (Alabama Proton Therapy Center), 6.25% due 10/1/2031	1,000,000	1,044,650
[d]	Public Finance Authority (Renown Regional Medical Center), 5.00% due 6/1/2036	650,000	815,386
[a,b]	Wisconsin Health & Educational Facilities Authority (Advocate Aurora Health Obligated Group), Series B-4, 5.00% due 8/15/2054 (put 1/29/2025)	1,250,000	1,482,175
	Wisconsin Housing (Collateralized: FNMA) EDA, Series C, 2.75% due 9/1/2039	2,000,000	2,063,080
	Total Investments — 99.4% (Cost $282,758,952)		$300,702,649
	Other Assets Less Liabilities — 0.6%		1,911,408
	Net Assets — 100.0%		$302,614,057

Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on September 30, 2020.
b	Segregated as collateral for a when-issued security.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2020, the aggregate value of these securities in the Fund’s portfolio was $3,624,685, representing 1.20% of the Fund’s net assets.
d	When-issued security.
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 63

Schedule of Investments, Continued
Thornburg Strategic Municipal Income Fund  |  September 30, 2020
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ABAG	Association of Bay Area Governments
ACA	Insured by American Capital Access
AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
COP	Certificates of Participation
CPI	Consumer Price Index
DFA	Development Finance Authority
EDA	Economic Development Authority
ETM	Escrowed to Maturity
FHLMC	Insured by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association
GNMA	Collateralized by Government National Mortgage Association
GO	General Obligation
HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority
IDB	Industrial Development Board
IDC	Industrial Development Corp.
JEA	Jacksonville Electric Authority
LIBOR	London Interbank Offered Rates
LOC	Letter of Credit
Mtg	Mortgage
MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index
Natl-IBC	Insured by National Public Finance Gurantee Corp. and IBC Bank
Natl-Re	Insured by National Public Finance Guarantee Corp.
Q-SBLF	Insured by Qualified School Bond Loan Fund
SPA	Stand-by Purchase Agreement
USD	Unified School District
64 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

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Thornburg Municipal Funds Annual Report  |  65

Statements of Assets and Liabilities
September 30, 2020
	THORNBURG SHORT DURATION MUNICIPAL FUND	THORNBURG LIMITED TERM MUNICIPAL FUND	THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND	THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND
ASSETS
Investment in securities, at cost	$ 154,009,616	$ 5,465,871,552	$ 552,759,409	$ 147,872,074
Investments at value	155,473,360	5,704,461,468	573,339,292	156,293,836
Cash	369,513	102,174	262,016	3,913,929
Receivable for investments sold	2,800,000	4,680,902	11,520,000	5,044
Receivable for fund shares sold	30,600	20,833,921	421,188	5,244
Principal and interest receivable	1,042,110	57,335,288	5,058,566	1,878,649
Prepaid expenses and other assets	141,585	387,831	27,324	18,439
Total Assets	159,857,168	5,787,801,584	590,628,386	162,115,141
Liabilities
Payable for investments purchased	2,594,523	38,075,683	13,085,516	724,383
Payable for fund shares redeemed	11,349	5,735,635	479,664	553,917
Payable to investment advisor and other affiliates	29,506	2,007,191	205,321	101,049
Accounts payable and accrued expenses	99,981	889,047	118,001	69,291
Dividends payable	1,982	621,938	100,463	13,352
Total Liabilities	2,737,341	47,329,494	13,988,965	1,461,992
Net Assets	$ 157,119,827	$ 5,740,472,090	$ 576,639,421	$ 160,653,149
NET ASSETS CONSIST OF
Net capital paid in on shares of beneficial interest	$ 157,863,990	$ 5,540,854,056	$ 560,904,410	$ 153,552,967
Distributable earnings (accumulated loss)	(744,163)	199,618,034	15,735,011	7,100,182
Net Assets	$ 157,119,827	$ 5,740,472,090	$ 576,639,421	$ 160,653,149
NET ASSET VALUE
Class A Shares:
Net assets applicable to shares outstanding	$ 24,580,571	$ 942,857,256	$ 109,101,874	$ 80,462,916
Shares outstanding	1,987,642	64,412,816	7,904,634	5,968,930
Net asset value and redemption price per share	$ 12.37	$ 14.64	$ 13.80	$ 13.48
Maximum offering price per share (net asset value, plus 2.25% of offering price)	$ 12.65 *	$ 14.98 *	$ 14.12 *	$ 13.76 **
Class C Shares:
Net assets applicable to shares outstanding	-	231,225,923	17,573,027	-
Shares outstanding	-	15,768,118	1,272,078	-
Net asset value and redemption price per share***	-	14.66	13.81	-
Class D Shares:
Net assets applicable to shares outstanding	-	-	-	14,474,958
Shares outstanding	-	-	-	1,073,275
Net asset value and redemption price per share	-	-	-	13.49
66   |  Thornburg Municipal Funds Annual Report

Statements of Assets and Liabilities, Continued
September 30, 2020
	THORNBURG SHORT DURATION MUNICIPAL FUND	THORNBURG LIMITED TERM MUNICIPAL FUND	THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND	THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND
Class I Shares:
Net assets applicable to shares outstanding	$ 132,539,256	$ 4,566,388,911	$ 449,964,520	$ 65,715,275
Shares outstanding	10,725,157	311,922,687	32,568,146	4,876,957
Net asset value and redemption price per share	12.36	14.64	13.82	13.47

*	The sales load was 1.50% from October 1, 2019 thru September 29, 2020 and was changed to the current rate on September 30, 2020.
**	Net asset value, plus 2.00% of offering price.
***	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
Thornburg Municipal Funds Annual Report  |  67

Statements of Assets and Liabilities, Continued
September 30, 2020
	THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND	THORNBURG INTERMEDIATE MUNICIPAL FUND	THORNBURG STRATEGIC MUNICIPAL INCOME FUND
ASSETS
Investment in securities, at cost	$ 45,422,292	$ 968,920,494	$ 282,758,952
Investments at value	47,888,340	1,039,303,544	300,702,649
Cash	247,009	2,092,562	1,903,020
Receivable for investments sold	-	2,966,470	696,458
Receivable for fund shares sold	4,231	897,567	607,260
Principal and interest receivable	633,350	12,206,358	3,106,286
Prepaid expenses and other assets	16,194	123,266	51,751
Total Assets	48,789,124	1,057,589,767	307,067,424
Liabilities
Payable for investments purchased	328,045	7,545,894	3,717,087
Payable for fund shares redeemed	46,549	1,182,159	499,643
Payable to investment advisor and other affiliates	19,301	460,951	118,864
Accounts payable and accrued expenses	62,963	207,373	103,469
Dividends payable	14,998	242,255	14,304
Total Liabilities	471,856	9,638,632	4,453,367
Net Assets	$ 48,317,268	$ 1,047,951,135	$ 302,614,057
NET ASSETS CONSIST OF
Net capital paid in on shares of beneficial interest	$ 46,262,516	$ 987,733,637	$ 286,630,667
Distributable earnings	2,054,752	60,217,498	15,983,390
Net Assets	$ 48,317,268	$ 1,047,951,135	$ 302,614,057
NET ASSET VALUE
Class A Shares:
Net assets applicable to shares outstanding	$ 27,119,673	$ 326,769,991	$ 61,536,570
Shares outstanding	2,093,208	22,739,462	4,015,238
Net asset value and redemption price per share	$ 12.96	$ 14.37	$ 15.33
Maximum offering price per share (net asset value, plus 2.00% of offering price)	$ 13.22	$ 14.66	$ 15.64
Class C Shares:
Net assets applicable to shares outstanding	-	52,996,105	15,591,383
Shares outstanding	-	3,683,565	1,016,317
Net asset value and redemption price per share*	-	14.39	15.34
Class I Shares:
Net assets applicable to shares outstanding	21,197,595	668,185,039	225,486,104
Shares outstanding	1,635,974	46,555,840	14,699,891
Net asset value and redemption price per share	12.96	14.35	15.34

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
68  |  Thornburg Municipal Funds Annual Report

Statements of Operations
Year Ended September 30, 2020
	THORNBURG SHORT DURATION MUNICIPAL FUND	THORNBURG LIMITED TERM MUNICIPAL FUND	THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND	THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND
INVESTMENT INCOME
Interest income	$ 3,151,837	$ 132,891,251	$ 11,166,245	$ 4,491,101
EXPENSES
Investment management fees	710,076	15,606,434	2,610,890	800,151
Administration fees	157,053	5,064,239	466,837	141,855
Distribution and service fees
Class A Shares	39,822	2,261,034	272,829	204,129
Class C Shares	-	1,410,218	120,998	-
Class D Shares	-	-	-	75,431
Transfer agent fees
Class A Shares	33,394	506,477	45,476	45,902
Class C Shares	-	147,062	13,054	-
Class D Shares	-	-	-	9,621
Class I Shares	120,214	3,368,153	263,945	22,105
Registration and filing fees
Class A Shares	17,740	28,017	7,429	5,322
Class C Shares	-	20,286	5,790	-
Class D Shares	-	-	-	4,677
Class I Shares	17,250	91,233	10,311	5,447
Custodian fees	50,894	358,876	77,576	48,739
Professional fees	47,138	134,272	49,993	45,521
Trustee and officer fees	14,920	402,902	35,745	11,215
Other expenses	18,879	349,322	36,504	19,386
Total Expenses	1,227,380	29,748,525	4,017,377	1,439,501
Less:
Expenses reimbursed	(299,963)	-	(731,936)	(28,751)
Net Expenses	927,417	29,748,525	3,285,441	1,410,750
Net Investment Income (Loss)	$ 2,224,420	$ 103,142,726	$ 7,880,804	$ 3,080,351
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)	(1,987,126)	(5,351,683)	(270,846)	(354,507)
Net change in unrealized appreciation (depreciation)	34,198	67,365,942	3,553,135	1,819,177
Net Realized and Unrealized Gain (Loss)	(1,952,928)	62,014,259	3,282,289	1,464,670
Change in Net Assets Resulting from Operations	$ 271,492	$ 165,156,985	$ 11,163,093	$ 4,545,021
See notes to financial statements.
Thornburg Municipal Funds Annual Report  |  69

Statements of Operations, Continued
Year Ended September 30, 2020
	THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND	THORNBURG INTERMEDIATE MUNICIPAL FUND	THORNBURG STRATEGIC MUNICIPAL INCOME FUND
INVESTMENT INCOME
Interest income	$ 1,452,421	$ 34,665,616	$ 10,009,477
EXPENSES
Investment management fees	241,856	5,007,162	2,248,441
Administration fees	42,881	943,196	265,698
Distribution and service fees
Class A Shares	67,704	783,683	147,033
Class C Shares	-	404,353	109,725
Transfer agent fees
Class A Shares	19,646	180,200	53,011
Class C Shares	-	43,268	12,180
Class I Shares	17,699	408,260	187,060
Registration and filing fees
Class A Shares	7,649	21,469	15,314
Class C Shares	-	16,656	15,111
Class I Shares	6,692	28,240	17,315
Custodian fees	37,904	105,553	63,968
Professional fees	43,296	57,454	53,411
Trustee and officer fees	3,325	74,122	20,954
Other expenses	14,200	86,945	32,924
Total Expenses	502,852	8,160,561	3,242,145
Less:
Expenses reimbursed	(75,775)	(972,635)	(568,432)
Investment management fees waived	(16,328)	-	(455,567)
Net Expenses	410,749	7,187,926	2,218,146
Net Investment Income (Loss)	$ 1,041,672	$ 27,477,690	$ 7,791,331
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)	128,345	(604,721)	(1,091,775)
Net change in unrealized appreciation (depreciation)	(237,988)	730,702	523,541
Net Realized and Unrealized Gain (Loss)	(109,643)	125,981	(568,234)
Change in Net Assets Resulting from Operations	$ 932,029	$ 27,603,671	$ 7,223,097
See notes to financial statements.
70   |  Thornburg Municipal Funds Annual Report

Statements of Changes in Net Assets

	THORNBURG SHORT DURATION MUNICIPAL FUND		THORNBURG LIMITED TERM MUNICIPAL FUND
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 2,224,420	$ 3,215,935	$ 103,142,726	$ 122,156,025
Net realized gain (loss)	(1,987,126)	(169,603)	(5,351,683)	(11,356,119)
Net change in unrealized appreciation (depreciation)	34,198	1,829,461	67,365,942	165,364,756
Net Increase (Decrease) in Net Assets Resulting from Operations	271,492	4,875,793	165,156,985	276,164,662
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(207,150)	(262,793)	(14,780,175)	(17,773,721)
Class C Shares	-	-	(3,922,727)	(6,148,179)
Class I Shares	(2,016,586)	(2,953,142)	(84,517,925)	(98,235,022)
FUND SHARE TRANSACTIONS
Class A Shares	7,613,606	(2,770,805)	16,555,890	(146,463,605)
Class C Shares	-	-	(97,283,343)	(135,672,142)
Class I Shares	(89,783,308)	60,596,807	(375,430,005)	(315,109,295)
Net Increase (Decrease) in Net Assets	(84,121,946)	59,485,860	(394,221,300)	(443,237,302)
NET ASSETS
Beginning of Year	241,241,773	181,755,913	6,134,693,390	6,577,930,692
End of Year	$ 157,119,827	$ 241,241,773	$ 5,740,472,090	$ 6,134,693,390
See notes to financial statements.
Thornburg Municipal Funds Annual Report  |  71

Statements of Changes in Net Assets, Continued

	THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND		THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 7,880,804	$ 8,754,413	$ 3,080,351	$ 3,980,700
Net realized gain (loss)	(270,846)	(967,268)	(354,507)	506,448
Net change in unrealized appreciation (depreciation)	3,553,135	10,697,992	1,819,177	3,783,935
Net Increase (Decrease) in Net Assets Resulting from Operations	11,163,093	18,485,137	4,545,021	8,271,083
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(1,452,741)	(1,870,732)	(1,503,763)	(2,111,980)
Class C Shares	(257,030)	(451,533)	-	-
Class D Shares	-	-	(238,733)	(356,830)
Class I Shares	(6,171,650)	(6,432,174)	(1,358,851)	(1,511,890)
FUND SHARE TRANSACTIONS
Class A Shares	(5,179,291)	(15,984,630)	(5,116,349)	(12,251,499)
Class C Shares	(10,650,900)	(13,246,225)	-	-
Class D Shares	-	-	(1,549,936)	(2,990,005)
Class I Shares	96,508,365	(24,597,797)	3,043,793	6,986,154
Net Increase (Decrease) in Net Assets	83,959,846	(44,097,954)	(2,178,818)	(3,964,967)
NET ASSETS
Beginning of Year	492,679,575	536,777,529	162,831,967	166,796,934
End of Year	$ 576,639,421	$ 492,679,575	$ 160,653,149	$ 162,831,967
See notes to financial statements.
72   |  Thornburg Municipal Funds Annual Report

Statements of Changes in Net Assets, Continued

	THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND		THORNBURG INTERMEDIATE MUNICIPAL FUND
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 1,041,672	$ 1,336,401	$ 27,477,690	$ 31,318,235
Net realized gain (loss)	128,345	83,145	(604,721)	(1,568,098)
Net change in unrealized appreciation (depreciation)	(237,988)	1,328,381	730,702	46,711,129
Net Increase (Decrease) in Net Assets Resulting from Operations	932,029	2,747,927	27,603,671	76,461,266
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(543,298)	(719,633)	(7,666,340)	(7,524,534)
Class C Shares	-	-	(1,402,561)	(1,916,359)
Class I Shares	(494,706)	(616,768)	(18,372,806)	(21,877,342)
FUND SHARE TRANSACTIONS
Class A Shares	745,060	(8,173,078)	12,212,921	(21,630,968)
Class C Shares	-	-	(24,162,208)	(30,593,410)
Class I Shares	(3,288,294)	(59,783)	(61,366,720)	(205,746,732)
Net Increase (Decrease) in Net Assets	(2,649,209)	(6,821,335)	(73,154,043)	(212,828,079)
NET ASSETS
Beginning of Year	50,966,477	57,787,812	1,121,105,178	1,333,933,257
End of Year	$ 48,317,268	$ 50,966,477	$ 1,047,951,135	$ 1,121,105,178
See notes to financial statements.
Thornburg Municipal Funds Annual Report  |  73

Statements of Changes in Net Assets, Continued

	THORNBURG STRATEGIC MUNICIPAL INCOME FUND
	Year Ended September 30, 2020	Year Ended September 30, 2019
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 7,791,331	$ 7,434,381
Net realized gain (loss)	(1,091,775)	(38,431)
Net change in unrealized appreciation (depreciation)	523,541	9,029,130
Net Increase (Decrease) in Net Assets Resulting from Operations	7,223,097	16,425,080
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(1,452,003)	(1,394,124)
Class C Shares	(365,911)	(475,727)
Class I Shares	(5,978,359)	(5,564,530)
FUND SHARE TRANSACTIONS
Class A Shares	5,512,944	643,486
Class C Shares	(4,473,597)	(5,595,820)
Class I Shares	6,403,584	27,507,142
Net Increase (Decrease) in Net Assets	6,869,755	31,545,507
NET ASSETS
Beginning of Year	295,744,302	264,198,795
End of Year	$ 302,614,057	$ 295,744,302
See notes to financial statements.
74   |  Thornburg Municipal Funds Annual Report

Notes to Financial Statements
September 30, 2020
NOTE 1 – ORGANIZATION
Thornburg Short Duration Municipal Fund (“Short Duration Municipal Fund”, formerly known as "Low Duration Municipal Fund"), Thornburg Limited Term Municipal Fund (“Limited Term Municipal Fund”), Thornburg Intermediate Municipal Fund (“Intermediate Municipal Fund”), Thornburg California Limited Term Municipal Fund (“Limited Term California Fund”), Thornburg New Mexico Intermediate Municipal Fund (“Intermediate New Mexico Fund”), Thornburg New York Intermediate Municipal Fund (“Intermediate New York Fund”), and Thornburg Strategic Municipal Income Fund (“Strategic Municipal Income Fund”), collectively the "Funds", are series of Thornburg Investment Trust (the “Trust”). The Short Duration Municipal Fund, Limited Term Municipal Fund, Intermediate Municipal Fund, Limited Term California Fund, and Strategic Municipal Income Fund are diversified. The Intermediate New Mexico Fund and Intermediate New York Fund are non-diversified. The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds are currently seven of twenty-two separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it.
Short Duration Municipal Fund: The Fund seeks current income exempt from federal income tax, consistent with preservation of capital. The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, credit risk, market and economic risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Limited Term Municipal Fund: The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios. The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, credit risk, market and economic risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Intermediate Municipal Fund: The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of the Advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios. The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, credit risk, market and economic risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Limited Term California Fund: The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and California state individual income tax as is consistent, in the view of the Advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, credit risk, market and economic risk, liquidity risk, and single state risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Intermediate New Mexico Fund: The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and New Mexico state individual income tax as is consistent, in the view of the Advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios. The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, credit risk, market and economic risk, liquidity risk, single state risk, and non-diversification risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Intermediate New York Fund: The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal, New York State, and New York City individual income taxes as is consistent, in the view of the Advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios. The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, credit risk, market and economic risk, liquidity risk, single state risk, and non-diversification risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund
Strategic Municipal Income Fund: The Fund seeks a high level of current income exempt from federal individual income tax. The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, credit risk, high yield risk, market and economic risk, liquidity risk, and derivatives risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
All countries are vulnerable economically to the impact of a public health crisis, such as the novel virus known as COVID-19. Such crises may depress consumer demand, disrupt supply chains, slow economic growth, and potentially lead to market closures, travel restrictions, government-imposed shutdowns, and quarantines, all of which could adversely affect the economies of many of the markets in which the Funds invest, and which could in turn lead to declines in the value of the Funds’ invest, and which could in turn lead to declines in the value of the Funds’ investments or decrease the liquidity of those investments.
Thornburg Municipal Funds Annual Report  |  75

Notes to Financial Statements, Continued
September 30, 2020
As of September 30, 2020, the Funds currently offer from one to three classes of shares of beneficial interest.
Each class of shares of the Funds represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class D shares are sold at net asset value without a sales charge at the time of purchase or redemption, and bear both a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and bear both a service fee and a distribution fee, and (v) the respective classes may have different reinvestment privileges and conversion rights. Additionally, each Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including administration fees, transfer agent fees, government registration fees, certain printing and postage costs, and legal expenses. Currently, class specific expenses of the Funds are limited to distribution and service fees and certain registration and filing fees.
At September 30, 2020, the following classes of shares are offered in each respective Fund:
	Class A	Class C	Class D	Class I
Short Duration Municipal Fund	X			X
Limited Term Municipal Fund	X	X		X
Limited Term California Fund	X	X		X
Intermediate New Mexico Fund	X		X	X
Intermediate New York Fund	X			X
Intermediate Municipal Fund	X	X		X
Strategic Municipal Income Fund	X	X		X
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by each of the Funds in the preparation of its financial statements. Each Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated daily among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income dividends, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends and distributions are paid and are reinvested in additional shares of the Funds at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to first call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income in the Statement of Operations.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
Security Valuation: All investments in securities held by the Funds are valued as described in Note 3.
76   |  Thornburg Municipal Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2020
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
When-Issued and Delayed Delivery Transactions: The Funds may engage in when-issued or delayed delivery transactions. To the extent the Funds engage in such transactions, they will do so for the purpose of acquiring portfolio investments consistent with the Funds’ investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Funds make a commitment to purchase an investment on a when-issued or delayed delivery basis, the Funds will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Funds’ records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date. The values of these securities held at September 30, 2020 are detailed in the Schedule of Investments.
NOTE 3 – SECURITY VALUATION
Valuation of the Funds’ portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees with obtaining fair market values for portfolio investments, evaluating and monitoring professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assisting in calculating fair values for portfolio investments in certain circumstances, and performing other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, reviews the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Funds would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Funds upon a sale of the investment, and the difference could be material to the Funds’ financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Debt obligations held by the Funds which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Funds, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Funds are likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.
Valuation Hierarchy: The Funds categorize their investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Funds’ investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Thornburg Municipal Funds Annual Report  |  77

Notes to Financial Statements, Continued
September 30, 2020
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Funds are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following tables display a summary of the fair value hierarchy measurements of each Fund’s investments as of September 30, 2020:
SHORT DURATION MUNICIPAL FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Municipal Bonds	$ 155,473,360	$ —	$ 155,473,360	$ —
Total Investments in Securities	$ 155,473,360	$ —	$ 155,473,360	$ —
Total Assets	$ 155,473,360	$ —	$ 155,473,360	$ —
LIMITED TERM MUNICIPAL FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Municipal Bonds	$ 5,704,461,468	$ —	$ 5,704,461,468	$ —
Total Investments in Securities	$ 5,704,461,468	$ —	$ 5,704,461,468	$ —
Total Assets	$ 5,704,461,468	$ —	$ 5,704,461,468	$ —
LIMITED TERM CALIFORNIA FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Municipal Bonds	$ 573,339,292	$ —	$ 573,339,292	$ —
Total Investments in Securities	$ 573,339,292	$ —	$ 573,339,292	$ —
Total Assets	$ 573,339,292	$ —	$ 573,339,292	$ —
INTERMEDIATE NEW MEXICO FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Municipal Bonds	$ 156,293,836	$ —	$ 156,293,836	$ —
Total Investments in Securities	$ 156,293,836	$ —	$ 156,293,836	$ —
Total Assets	$ 156,293,836	$ —	$ 156,293,836	$ —
INTERMEDIATE NEW YORK FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Municipal Bonds	$ 47,888,340	$ —	$ 47,888,340	$ —
Total Investments in Securities	$ 47,888,340	$ —	$ 47,888,340	$ —
Total Assets	$ 47,888,340	$ —	$ 47,888,340	$—
78   |  Thornburg Municipal Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2020
INTERMEDIATE MUNICIPAL FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Municipal Bonds	$ 1,039,303,544	$ —	$ 1,039,303,544	$ —
Total Investments in Securities	$ 1,039,303,544	$ —	$ 1,039,303,544	$ —
Total Assets	$ 1,039,303,544	$ —	$ 1,039,303,544	$ —
STRATEGIC MUNICIPAL INCOME FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Municipal Bonds	$ 300,702,649	$ —	$ 300,702,649	$ —
Total Investments in Securities	$ 300,702,649	$ —	$ 300,702,649	$ —
Total Assets	$ 300,702,649	$ —	$ 300,702,649	$—
NOTE 4 – INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment management agreement, the Advisor serves as the investment advisor and performs services for the Funds for which the fees are payable at the end of each month. Under the investment advisory agreement, each Fund pays the Advisor a management fee based on the average daily net assets of the Funds at an annual rate as shown in the following table:
SHORT DURATION MUNICIPAL FUND		LIMITED TERM MUNICIPAL FUND, LIMITED TERM CALIFORNIA FUND		INTERMEDIATE NEW MEXICO FUND, INTERMEDIATE NEW YORK FUND, INTERMEDIATE MUNICIPAL FUND		STRATEGIC MUNICIPAL INCOME FUND
DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE
Up to $1 billion	0.400%	Up to $500 million	0.500%	Up to $500 million	0.500%	Up to $500 million	0.750%
Next $500 million	0.300	Next $500 million	0.400	Next $500 million	0.450	Next $500 million	0.675
Next $500 million	0.250	Next $500 million	0.300	Next $500 million	0.400	Next $500 million	0.625
Over $2 billion	0.225	Next $500 million	0.250	Next $500 million	0.350	Next $500 million	0.575
		Over $2 billion	0.225	Over $2 billion	0.275	Over $2 billion	0.500
The Funds’ effective management fees of as a percentage of the Funds’ average daily net assets (before applicable management fee waivers) for the year ended September 30, 2020 were as shown in the following table. Total management fees incurred by the Funds for the year ended September 30, 2020 are set forth in the Statement of Operations.
Effective Management Fee
Short Duration Municipal Fund	0.400%
Limited Term Municipal Fund	0.273
Limited Term California Fund	0.494
Intermediate New Mexico Fund	0.500
Intermediate New York Fund	0.500
Intermediate Municipal Fund	0.470
Strategic Municipal Income Fund	0.750
Thornburg Municipal Funds Annual Report  |  79

Notes to Financial Statements, Continued
September 30, 2020
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Funds’ shares. The fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:
Administrative Services Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Funds. Total administrative services fees incurred by each class of shares of the Funds for the year ended September 30, 2020, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Funds’ shares. For the year ended September 30, 2020, the Distributor has advised the Funds that they earned net commissions from the sale of Class A shares and collected contingent deferred sales charges ("CDSC Fees") from redemptions of Class C shares as follows:
	Commissions	CDSC fees
Short Duration Municipal Fund	$ 44	$ —
Limited Term Municipal Fund	7,750	10,469
Limited Term California Fund	410	379
Intermediate New Mexico Fund	1,398	—
Intermediate New York Fund	12	—
Intermediate Municipal Fund	2,914	3,774
Strategic Municipal Income Fund	1,592	1,703
Pursuant to a service plan under Rule 12b-1 of the 1940 Act, the Funds may reimburse to the Distributor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to the applicable Class A, Class C and Class I shares of the Limited Term Municipal Fund, Limited Term California Fund, Intermediate Municipal Fund and Strategic Municipal Income Fund, Class A and Class I shares of the Intermediate New York Fund and Class A, Class D and Class I shares of the Intermediate New Mexico Fund and .20 of 1% per annum of the average daily net assets attributable to the applicable Class A and Class I shares of Short Duration Municipal Fund for payments made by the Distributor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2020, there were no 12b-1 service plan fees charged for Class I. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of each Fund’s shares and shareholder services.
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class D shares, under which the Funds compensate the Distributor for services in promoting the sale of Class C and Class D shares of the Funds at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C and Class D shares. Total fees incurred by each class of shares of the Funds under their respective service and distribution plans for the year ended September 30, 2020, are set forth in the Statements of Operations.
The Advisor has contractually agreed to waive fees and reimburse expenses incurred by the Funds. The agreement may be terminated by the Funds at any time, but may not be terminated by the Advisor before February 1, 2021 as to the Intermediate New Mexico Fund, Intermediate New York Fund, and Strategic Municipal Income Fund, and may not be terminated by the Advisor before September 30, 2021 as to the Short Duration Municipal Fund, Limited Term California Fund, and Intermediate Municipal Fund, unless the Advisor ceases to be the investment advisor to the Funds prior to such dates. The Advisor may recoup amounts waived or reimbursed during the year ended September 30, 2020 if, during the fiscal year, expenses fall below the contractual limit that was in place at the time these fees and expenses were waived or reimbursed. The Advisor will not recoup fees or expenses as described in the preceding sentence if that recoupment would cause the Fund’s total annual operating expenses (after the recoupment is taken into account) to exceed the lesser of: (a) the expense cap that was in place at the time the waiver or reimbursement occurred; or (b) the expense cap that is in place at the time of the recoupment.
80   |  Thornburg Municipal Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2020
Actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus as shown on the following table:
	Class A	Class C	Class I
Short Duration Municipal Fund	0.70%	—%	0.50%
Limited Term California Fund*	0.74	1.02	0.49
Intermediate New Mexico Fund	—	—	0.67
Intermediate New York Fund	0.99	—	0.67
Intermediate Municipal Fund*	0.77	1.14	0.53
Strategic Municipal Income Fund*	0.81	1.28	0.59

*	The advisor agreed to waive fees for the Limited Term California Fund, Intermediate Municipal Fund and Strategic Municipal Income Fund at the fee rates reflected in the table on 2/1/2020. For the period between October 1, 2019 through January 31, 2020 the Advisor agreed to waive rates as follows: Intermediate Municipal Fund, Class C - 1.24%; Strategic Municipal Income Fund, Class A - 1.00%, Class C - 1.47%, Class I - 0.78%.
For the year ended September 30, 2020, the Advisor contractually reimbursed certain class specific expenses and distribution fees and voluntarily waived Fund level investment advisory fees as follows:
Contractual:	Class A	Class C	Class I	Total
Short Duration Municipal Fund	$ 66,611	$ —	$ 233,352	$ 299,963
Limited Term California Fund	131,953	26,951	573,032	731,936
Intermediate New Mexico Fund	—	—	25,543	25,543
Intermediate New York Fund	32,525	—	43,250	75,775
Intermediate Municipal Fund	299,274	67,904	605,457	972,635
Strategic Municipal Income Fund	139,950	26,802	401,680	568,432
Voluntary:	Class A	Class C	Class D	Class I	Total
Intermediate New Mexico Fund	$ —	$ —	$ 3,208	$ —	$ 3,208
Intermediate New York Fund	9,146	—	—	7,182	16,328
Strategic Municipal Income Fund	89,449	27,805	—	338,313	455,567
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations.
The percentage of direct investments in the Funds held by the Trustees, officers of the Trust, and the Advisor is approximately as follows.
Percentage of Direct Investments
Short Duration Municipal Fund	67.38%
Limited Term Municipal Fund	2.59
Limited Term California Fund	—
Intermediate New Mexico Fund	14.17
Intermediate New York Fund	—
Intermediate Municipal Fund	0.12
Strategic Municipal Income Fund	8.51
The Funds may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended at September 30, 2020, the Rule 17a-7 purchases, sales and gains/(losses) were as follows.
	Purchases	Sales	Realized gains/(losses)
Short Duration Municipal Fund	$ 15,104,119	$ 30,692,046	$ (696,968)
Limited Term Municipal Fund	60,190,910	—	—
Limited Term California Fund	6,013,289	—	—
Intermediate New Mexico Fund	2,174,991	1,456,697	(67,956)
Intermediate New York Fund	—	5,053,757	23,162
Intermediate Municipal Fund	1,221,719	46,386,386	296,180
Strategic Municipal Income Fund	1,456,697	2,572,840	1,914
Thornburg Municipal Funds Annual Report  |  81

Notes to Financial Statements, Continued
September 30, 2020
NOTE 5 – TAXES
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Funds. Therefore, no provision for federal income or excise tax is required.
The Funds file income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Funds’ tax return filings generally remains open for the three years following a return’s filing date. The Funds have analyzed each uncertain tax position believed to be material in the preparation of the Funds’ financial statements for the fiscal year ended September 30, 2020, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Funds have not identified any such position for which an asset or liability must be reflected in the Statements of Assets and Liabilities.
At September 30, 2020, information on the tax components of capital were as follows:
	Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Short Duration Municipal Fund	$ 154,009,617	$ 1,524,764	$ (61,021)	$ 1,463,743
Limited Term Municipal Fund	5,465,660,287	241,347,736	(2,546,555)	238,801,181
Limited Term California Fund	552,752,835	20,970,790	(384,333)	20,586,457
Intermediate New Mexico Fund	147,947,678	8,486,972	(140,814)	8,346,158
Intermediate New York Fund	45,403,860	2,594,228	(109,748)	2,484,480
Intermediate Municipal Fund	969,020,050	71,004,192	(720,698)	70,283,494
Strategic Municipal Income Fund	282,739,208	18,271,357	(307,916)	17,963,441
At September 30, 2020, the Funds had deferred tax basis capital losses occurring subsequent to October 31, 2019 through September 30, 2020 per the following table. For tax purposes, such losses will be recognized in the year ending September 30, 2021.
Deferred Tax Basis
Capital Losses
Short Duration Municipal Fund	$ 1,986,442
Limited Term Municipal Fund	5,041,102
Limited Term California Fund	270,846
Intermediate New Mexico Fund	383,201
Intermediate Municipal Fund	571,900
Strategic Municipal Income Fund	1,105,093
At September 30, 2020, the Funds had cumulative tax basis capital losses from prior fiscal years as shown on the following table, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.
	Cumulative Capital Losses
	Short-Term	Long-Term
Short Duration Municipal Fund	$ 183,961	$ 37,503
Limited Term Municipal Fund	18,191,997	15,328,110
Limited Term California Fund	2,943,193	1,639,785
Intermediate New Mexico Fund	111,504	737,919
Intermediate New York Fund	414,730	—
Intermediate Municipal Fund	4,505,182	4,980,970
Strategic Municipal Income Fund	878,069	—
During the year ended September 30, 2020, the Funds utilized capital loss carryforwards as shown on the following table.
Utilized Capital Loss Carryforwards
Intermediate New Mexico Fund	$ 27,057
Intermediate New York Fund	64,295
82   |  Thornburg Municipal Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2020
At September 30, 2020, the effect of permanent "book/tax" reclassifications resulted in increases and decreases to components of the Funds’ net assets as follows:
	Distributable Earnings	Net Capital Paid
Limited Term Municipal Fund	$ 282,230	$ (282,230)
Intermediate New Mexico Fund	9,679	(9,679)
Intermediate New York Fund	1,592	(1,592)
These differences are primarily due to the tax treatment of distributions in excess of current year earnings.
At September 30, 2020 the Funds had undistributed net tax-exempt income, undistributed tax basis net ordinary income and undistributed tax basis capital gains as follows:
	Undistributed net tax exempt income	Undistributed Tax Basis Ordinary Income	Undistributed tax basis capital gains
Short Duration Municipal Fund	$ 1,982	$ —	$ —
Limited Term Municipal Fund	—	—	—
Limited Term California Fund	102,841	—	—
Intermediate New Mexico Fund	—	—	—
Intermediate New York Fund	—	—	—
Intermediate Municipal Fund	234,310	—	—
Strategic Municipal Income Fund	17,415	—	—
The tax character of distributions paid for the Funds during the year ended September 30, 2020, and September 30, 2019, were as follows:
	DISTRIBUTIONS FROM:
	TAX EXEMPT INCOME		ORDINARY INCOME
	2020	2019	2020	2019
Short Duration Municipal Fund	$ 2,220,186	$ 3,204,635	$ 3,550	$ 11,300
Limited Term Municipal Fund	103,089,629	122,138,207	131,198	18,715
Limited Term California Fund	7,881,358	8,752,440	63	1,999
Intermediate New Mexico Fund	3,101,347	3,976,891	—	3,809
Intermediate New York Fund	1,037,331	1,335,918	673	483
Intermediate Municipal Fund	27,342,478	31,234,545	99,229	83,690
Strategic Municipal Income Fund	7,709,943	7,354,552	86,330	79,829
NOTE 6 – SHARES OF BENEFICIAL INTEREST
At September 30, 2020, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
	YEAR ENDED September 30, 2020		YEAR ENDED September 30, 2019
SHORT DURATION MUNICIPAL FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	731,061	$ 8,972,616	985,212	$ 12,093,230
Shares issued to shareholders in reinvestment of dividends	16,748	206,723	21,204	261,359
Shares repurchased	(127,043)	(1,565,733)	(1,228,414)	(15,125,394)
Net increase (decrease)	620,766	$ 7,613,606	(221,998)	$ (2,770,805)
Class I Shares
Shares sold	5,025,376	$ 62,115,513	8,234,527	$ 101,374,617
Shares issued to shareholders in reinvestment of dividends	158,225	1,954,280	230,292	2,839,589
Shares repurchased	(12,611,158)	(153,853,101)	(3,539,014)	(43,617,399)
Net increase (decrease)	(7,427,557)	$ (89,783,308)	4,925,805	$ 60,596,807
Thornburg Municipal Funds Annual Report  |  83

Notes to Financial Statements, Continued
September 30, 2020
	YEAR ENDED September 30, 2020		YEAR ENDED September 30, 2019
LIMITED TERM MUNICIPAL FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	14,438,696	$ 209,892,549	13,658,346	$ 195,633,417
Shares issued to shareholders in reinvestment of dividends	931,526	13,529,223	1,149,701	16,469,051
Shares repurchased	(14,302,952)	(206,865,882)	(25,081,271)	(358,566,073)
Net increase (decrease)	1,067,270	$ 16,555,890	(10,273,224)	$ (146,463,605)
Class C Shares
Shares sold	2,432,771	$ 35,474,012	1,605,055	$ 22,970,017
Shares issued to shareholders in reinvestment of dividends	237,122	3,449,053	376,902	5,404,463
Shares repurchased	(9,354,417)	(136,206,408)	(11,422,496)	(164,046,622)
Net increase (decrease)	(6,684,524)	$ (97,283,343)	(9,440,539)	$ (135,672,142)
Class I Shares
Shares sold	107,567,039	$ 1,562,478,507	104,092,829	$ 1,488,791,962
Shares issued to shareholders in reinvestment of dividends	5,234,033	76,032,722	6,098,914	87,365,336
Shares repurchased	(139,389,568)	(2,013,941,234)	(132,701,949)	(1,891,266,593)
Net increase (decrease)	(26,588,496)	$ (375,430,005)	(22,510,206)	$ (315,109,295)
	YEAR ENDED September 30, 2020		YEAR ENDED September 30, 2019
LIMITED TERM CALIFORNIA FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	1,061,614	$ 14,585,397	1,166,943	$ 15,894,863
Shares issued to shareholders in reinvestment of dividends	94,558	1,299,017	124,346	1,692,823
Shares repurchased	(1,536,975)	(21,063,705)	(2,474,418)	(33,572,316)
Net increase (decrease)	(380,803)	$ (5,179,291)	(1,183,129)	$ (15,984,630)
Class C Shares
Shares sold	117,691	$ 1,617,272	152,314	$ 2,075,247
Shares issued to shareholders in reinvestment of dividends	14,536	199,848	25,843	351,865
Shares repurchased	(905,828)	(12,468,020)	(1,149,285)	(15,673,337)
Net increase (decrease)	(773,601)	$ (10,650,900)	(971,128)	$ (13,246,225)
Class I Shares
Shares sold	16,475,167	$ 226,332,653	8,778,679	$ 119,359,166
Shares issued to shareholders in reinvestment of dividends	362,053	4,979,919	361,463	4,927,943
Shares repurchased	(9,832,111)	(134,804,207)	(10,973,012)	(148,884,906)
Net increase (decrease)	7,005,109	$ 96,508,365	(1,832,870)	$ (24,597,797)
	YEAR ENDED September 30, 2020		YEAR ENDED September 30, 2019
INTERMEDIATE NEW MEXICO FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	562,508	$ 7,498,577	234,408	$ 3,072,960
Shares issued to shareholders in reinvestment of dividends	99,224	1,328,286	141,896	1,869,564
Shares repurchased	(1,043,651)	(13,943,212)	(1,308,484)	(17,194,023)
Net increase (decrease)	(381,919)	$ (5,116,349)	(932,180)	$ (12,251,499)
84   |  Thornburg Municipal Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2020
	YEAR ENDED September 30, 2020		YEAR ENDED September 30, 2019
INTERMEDIATE NEW MEXICO FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class D Shares
Shares sold	53,924	$ 719,625	49,324	$ 646,870
Shares issued to shareholders in reinvestment of dividends	17,365	232,542	25,795	339,947
Shares repurchased	(187,540)	(2,502,103)	(302,963)	(3,976,822)
Net increase (decrease)	(116,251)	$ (1,549,936)	(227,844)	$ (2,990,005)
Class I Shares
Shares sold	675,728	$ 9,080,572	1,057,272	$ 13,882,892
Shares issued to shareholders in reinvestment of dividends	92,474	1,237,314	103,598	1,365,495
Shares repurchased	(549,551)	(7,274,093)	(632,748)	(8,262,233)
Net increase (decrease)	218,651	$ 3,043,793	528,122	$ 6,986,154
	YEAR ENDED September 30, 2020		YEAR ENDED September 30, 2019
INTERMEDIATE NEW YORK FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	329,798	$ 4,284,723	109,181	$ 1,394,851
Shares issued to shareholders in reinvestment of dividends	34,192	442,503	46,317	591,531
Shares repurchased	(310,185)	(3,982,166)	(794,796)	(10,159,460)
Net increase (decrease)	53,805	$ 745,060	(639,298)	$ (8,173,078)
Class I Shares
Shares sold	310,893	$ 4,033,267	742,617	$ 9,506,280
Shares issued to shareholders in reinvestment of dividends	32,099	415,446	43,073	550,736
Shares repurchased	(602,244)	(7,737,007)	(794,596)	(10,116,799)
Net increase (decrease)	(259,252)	$ (3,288,294)	(8,906)	$ (59,783)
	YEAR ENDED September 30, 2020		YEAR ENDED September 30, 2019
INTERMEDIATE MUNICIPAL FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	3,770,584	$ 54,073,340	3,767,982	$ 53,079,171
Shares issued to shareholders in reinvestment of dividends	499,100	7,138,551	496,765	6,996,037
Shares repurchased	(3,440,641)	(48,998,970)	(5,845,339)	(81,706,176)
Net increase (decrease)	829,043	$ 12,212,921	(1,580,592)	$ (21,630,968)
Class C Shares
Shares sold	527,758	$ 7,544,787	595,781	$ 8,375,099
Shares issued to shareholders in reinvestment of dividends	79,617	1,139,985	113,502	1,598,215
Shares repurchased	(2,290,311)	(32,846,980)	(2,875,902)	(40,566,724)
Net increase (decrease)	(1,682,936)	$ (24,162,208)	(2,166,619)	$ (30,593,410)
Class I Shares
Shares sold	12,338,502	$ 176,114,977	20,388,015	$ 284,155,586
Shares issued to shareholders in reinvestment of dividends	1,048,615	14,980,062	1,175,839	16,516,753
Shares repurchased	(17,848,724)	(252,461,759)	(36,252,366)	(506,419,071)
Net increase (decrease)	(4,461,607)	$ (61,366,720)	(14,688,512)	$ (205,746,732)
Thornburg Municipal Funds Annual Report  |  85

Notes to Financial Statements, Continued
September 30, 2020
	YEAR ENDED September 30, 2020		YEAR ENDED September 30, 2019
STRATEGIC MUNICIPAL INCOME FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	882,345	$ 13,470,933	1,105,890	$ 16,584,191
Shares issued to shareholders in reinvestment of dividends	94,150	1,434,924	91,356	1,376,932
Shares repurchased	(624,508)	(9,392,913)	(1,156,578)	(17,317,637)
Net increase (decrease)	351,987	$ 5,512,944	40,668	$ 643,486
Class C Shares
Shares sold	71,278	$ 1,091,387	168,343	$ 2,526,426
Shares issued to shareholders in reinvestment of dividends	22,591	344,627	29,512	444,738
Shares repurchased	(387,212)	(5,909,611)	(569,863)	(8,566,984)
Net increase (decrease)	(293,343)	$ (4,473,597)	(372,008)	$ (5,595,820)
Class I Shares
Shares sold	5,837,360	$ 88,993,637	5,083,758	$ 76,479,655
Shares issued to shareholders in reinvestment of dividends	387,567	5,913,428	358,400	5,409,565
Shares repurchased	(5,841,661)	(88,503,481)	(3,633,064)	(54,382,078)
Net increase (decrease)	383,266	$ 6,403,584	1,809,094	$ 27,507,142
NOTE 7 – INVESTMENT TRANSACTIONS
For the year ended September 30, 2020, the Funds had purchase and sale transactions of investments as below (excluding short-term investments).
	Purchases	Sales
Short Duration Municipal Fund	$ 51,294,416	$ 130,786,906
Limited Term Municipal Fund	1,074,689,810	1,586,116,306
Limited Term California Fund	157,672,568	117,247,996
Intermediate New Mexico Fund	34,015,663	34,126,099
Intermediate New York Fund	8,560,745	9,318,535
Intermediate Municipal Fund	181,818,190	245,598,377
Strategic Municipal Income Fund	93,563,300	90,593,158
86   |  Thornburg Municipal Funds Annual Report

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Thornburg Municipal Funds Annual Report  |  87

Financial Highlights
Short Duration Municipal Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES(b)
2020	$ 12.36	0.13	0.01	0.14	(0.13)	—	—	(0.13)	$12.37
2019	$ 12.27	0.16	0.09	0.25	(0.16)	—	—	(0.16)	$12.36
2018	$ 12.38	0.11	(0.11)	— (c)	(0.11)	—	—	(0.11)	$12.27
2017	$ 12.34	0.08	0.04	0.12	(0.08)	—	—	(0.08)	$12.38
2016	$ 12.35	0.03	(0.01)	0.02	(0.03)	—	—	(0.03)	$12.34
CLASS I SHARES
2020	$ 12.36	0.16	(0.01)	0.15	(0.15)	—	—	(0.15)	$12.36
2019	$ 12.27	0.18	0.09	0.27	(0.18)	—	—	(0.18)	$12.36
2018	$ 12.37	0.14	(0.10)	0.04	(0.14)	—	—	(0.14)	$12.27
2017	$ 12.34	0.10	0.03	0.13	(0.10)	—	—	(0.10)	$12.37
2016	$ 12.35	0.05	(0.01)	0.04	(0.05)	—	—	(0.05)	$12.34

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Total from investment operations was less than $0.01 per share.
+	Based on weighted average shares outstanding.
See notes to financial statements.
88  |  Thornburg Municipal Funds Annual Report

Financial Highlights, Continued
Short Duration Municipal Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of YEAR (Thousands)
CLASS A SHARES(b)
2020	1.04	0.70	1.03	1.14	38.44	$ 24,581
2019	1.26	0.70	0.99	2.02	33.60	$ 16,899
2018	0.92	0.70	1.06	0.02	35.36	$ 19,497
2017	0.72	0.67	1.16	0.98	42.94	$ 16,412
2016	0.24	0.70	2.19	0.15	21.17	$ 4,241
CLASS I SHARES
2020	1.28	0.50	0.65	1.26	38.44	$ 132,539
2019	1.47	0.50	0.64	2.22	33.60	$ 224,343
2018	1.12	0.50	0.64	0.30	35.36	$ 162,259
2017	0.85	0.49	0.67	1.09	42.94	$ 53,765
2016	0.43	0.50	0.72	0.36	21.17	$ 38,572
Thornburg Municipal Funds Annual Report  |  89

Financial Highlights
Limited Term Municipal Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES(b)
2020	$ 14.46	0.24	0.18	0.42	(0.24)	—	—	(0.24)	$14.64
2019	$ 14.10	0.26	0.36	0.62	(0.26)	—	—	(0.26)	$14.46
2018	$ 14.43	0.24	(0.33)	(0.09)	(0.24)	—	—	(0.24)	$14.10
2017	$ 14.63	0.23	(0.20)	0.03	(0.23)	—	—	(0.23)	$14.43
2016	$ 14.52	0.22	0.11	0.33	(0.22)	—	—	(0.22)	$14.63
CLASS C SHARES
2020	$ 14.48	0.20	0.18	0.38	(0.20)	—	—	(0.20)	$14.66
2019	$ 14.12	0.22	0.36	0.58	(0.22)	—	—	(0.22)	$14.48
2018	$ 14.46	0.20	(0.34)	(0.14)	(0.20)	—	—	(0.20)	$14.12
2017	$ 14.66	0.20	(0.20)	—	(0.20)	—	—	(0.20)	$14.46
2016	$ 14.55	0.19	0.11	0.30	(0.19)	—	—	(0.19)	$14.66
CLASS I SHARES
2020	$ 14.46	0.27	0.18	0.45	(0.27)	—	—	(0.27)	$14.64
2019	$ 14.10	0.29	0.36	0.65	(0.29)	—	—	(0.29)	$14.46
2018	$ 14.43	0.28	(0.33)	(0.05)	(0.28)	—	—	(0.28)	$14.10
2017	$ 14.64	0.28	(0.21)	0.07	(0.28)	—	—	(0.28)	$14.43
2016	$ 14.53	0.27	0.11	0.38	(0.27)	—	—	(0.27)	$14.64

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.
See notes to financial statements.
90  |  Thornburg Municipal Funds Annual Report

Financial Highlights, Continued
Limited Term Municipal Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of YEAR (Thousands)
CLASS A SHARES(b)
2020	1.63	0.69	0.69	2.91	20.62	$ 942,857
2019	1.80	0.69	0.69	4.41	21.22	$ 915,684
2018	1.67	0.71	0.71	(0.64)	16.29	$ 1,037,769
2017	1.62	0.73	0.73	0.24	17.56	$ 1,314,094
2016	1.54	0.72	0.72	2.32	14.53	$ 1,697,329
CLASS C SHARES
2020	1.39	0.94	0.94	2.65	20.62	$ 231,226
2019	1.56	0.94	0.94	4.16	21.22	$ 325,144
2018	1.43	0.95	0.95	(0.94)	16.29	$ 450,402
2017	1.38	0.97	0.97	0.01	17.56	$ 605,898
2016	1.30	0.96	0.96	2.07	14.53	$ 741,637
CLASS I SHARES
2020	1.87	0.46	0.46	3.15	20.62	$ 4,566,389
2019	2.04	0.45	0.45	4.67	21.22	$ 4,893,865
2018	1.95	0.43	0.43	(0.36)	16.29	$ 5,089,760
2017	1.93	0.42	0.42	0.49	17.56	$ 5,265,576
2016	1.85	0.41	0.41	2.64	14.53	$ 5,506,166
Thornburg Municipal Funds Annual Report  |  91

Financial Highlights
Limited Term California Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES(b)
2020	$ 13.72	0.18	0.08	0.26	(0.18)	—	—	(0.18)	$13.80
2019	$ 13.45	0.22	0.27	0.49	(0.22)	—	—	(0.22)	$13.72
2018	$ 13.78	0.20	(0.33)	(0.13)	(0.20)	—	—	(0.20)	$13.45
2017	$ 13.98	0.18	(0.20)	(0.02)	(0.18)	—	—	(0.18)	$13.78
2016	$ 13.84	0.18	0.14	0.32	(0.18)	—	—	(0.18)	$13.98
CLASS C SHARES
2020	$ 13.73	0.15	0.07	0.22	(0.14)	—	—	(0.14)	$13.81
2019	$ 13.46	0.18	0.27	0.45	(0.18)	—	—	(0.18)	$13.73
2018	$ 13.79	0.17	(0.33)	(0.16)	(0.17)	—	—	(0.17)	$13.46
2017	$ 13.99	0.15	(0.20)	(0.05)	(0.15)	—	—	(0.15)	$13.79
2016	$ 13.85	0.14	0.14	0.28	(0.14)	—	—	(0.14)	$13.99
CLASS I SHARES
2020	$ 13.73	0.21	0.10	0.31	(0.22)	—	—	(0.22)	$13.82
2019	$ 13.46	0.25	0.27	0.52	(0.25)	—	—	(0.25)	$13.73
2018	$ 13.79	0.24	(0.33)	(0.09)	(0.24)	—	—	(0.24)	$13.46
2017	$ 13.99	0.22	(0.20)	0.02	(0.22)	—	—	(0.22)	$13.79
2016	$ 13.85	0.22	0.14	0.36	(0.22)	—	—	(0.22)	$13.99

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.
See notes to financial statements.
92  |  Thornburg Municipal Funds Annual Report

Financial Highlights, Continued
Limited Term California Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of YEAR (Thousands)
CLASS A SHARES(b)
2020	1.33	0.80	0.92	1.93	25.88	$ 109,102
2019	1.58	0.93	0.93	3.63	17.86	$ 113,635
2018	1.50	0.92	0.92	(0.92)	25.20	$ 127,346
2017	1.33	0.93	0.93	(0.11)	18.25	$ 158,142
2016	1.28	0.93	0.93	2.32	16.47	$ 193,321
CLASS C SHARES
2020	1.06	1.09	1.20	1.64	25.88	$ 17,573
2019	1.31	1.21	1.21	3.34	17.86	$ 28,083
2018	1.23	1.19	1.19	(1.18)	25.20	$ 40,608
2017	1.08	1.19	1.19	(0.36)	18.25	$ 56,737
2016	1.04	1.18	1.18	2.06	16.47	$ 68,229
CLASS I SHARES
2020	1.56	0.54	0.69	2.25	25.88	$ 449,964
2019	1.84	0.67	0.68	3.90	17.86	$ 350,962
2018	1.76	0.66	0.67	(0.65)	25.20	$ 368,824
2017	1.62	0.64	0.64	0.19	18.25	$ 434,859
2016	1.60	0.62	0.62	2.64	16.47	$ 476,364
Thornburg Municipal Funds Annual Report  |  93

Financial Highlights
Intermediate New Mexico Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES(b)
2020	$ 13.35	0.24	0.14	0.38	(0.25)	—	—	(0.25)	$13.48
2019	$ 13.00	0.31	0.35	0.66	(0.31)	—	—	(0.31)	$13.35
2018	$ 13.30	0.33	(0.30)	0.03	(0.33)	—	—	(0.33)	$13.00
2017	$ 13.67	0.31	(0.37)	(0.06)	(0.31)	—	—	(0.31)	$13.30
2016	$ 13.55	0.30	0.12	0.42	(0.30)	—	—	(0.30)	$13.67
CLASS D SHARES
2020	$ 13.36	0.21	0.13	0.34	(0.21)	—	—	(0.21)	$13.49
2019	$ 13.01	0.28	0.35	0.63	(0.28)	—	—	(0.28)	$13.36
2018	$ 13.31	0.30	(0.30)	—	(0.30)	—	—	(0.30)	$13.01
2017	$ 13.68	0.28	(0.37)	(0.09)	(0.28)	—	—	(0.28)	$13.31
2016	$ 13.55	0.28	0.12	0.40	(0.27)	—	—	(0.27)	$13.68
CLASS I SHARES
2020	$ 13.34	0.29	0.13	0.42	(0.29)	—	—	(0.29)	$13.47
2019	$ 13.00	0.35	0.34	0.69	(0.35)	—	—	(0.35)	$13.34
2018	$ 13.29	0.37	(0.29)	0.08	(0.37)	—	—	(0.37)	$13.00
2017	$ 13.67	0.36	(0.38)	(0.02)	(0.36)	—	—	(0.36)	$13.29
2016	$ 13.54	0.35	0.12	0.47	(0.34)	—	—	(0.34)	$13.67

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.
See notes to financial statements.
94  |  Thornburg Municipal Funds Annual Report

Financial Highlights, Continued
Intermediate New Mexico Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of YEAR (Thousands)
CLASS A SHARES(b)
2020	1.83	0.98	0.98	2.84	22.92	$ 80,463
2019	2.37	0.97	0.97	5.15	17.26	$ 84,782
2018	2.51	0.97	0.97	0.24	7.77	$ 94,686
2017	2.36	0.98	0.98	(0.38)	8.61	$ 116,915
2016	2.18	0.97	0.97	3.11	6.80	$ 136,743
CLASS D SHARES
2020	1.57	1.24	1.26	2.58	22.92	$ 14,475
2019	2.10	1.24	1.25	4.87	17.26	$ 15,888
2018	2.26	1.23	1.23	(0.02)	7.77	$ 18,436
2017	2.13	1.21	1.21	(0.61)	8.61	$ 22,666
2016	1.94	1.21	1.21	2.94	6.80	$ 28,489
CLASS I SHARES
2020	2.13	0.67	0.71	3.16	22.92	$ 65,715
2019	2.66	0.67	0.69	5.39	17.26	$ 62,162
2018	2.82	0.67	0.68	0.62	7.77	$ 53,675
2017	2.68	0.66	0.66	(0.13)	8.61	$ 62,243
2016	2.52	0.63	0.63	3.53	6.80	$ 65,843
Thornburg Municipal Funds Annual Report  |  95

Financial Highlights
Intermediate New York Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES(b)
2020	$ 12.95	0.26	0.01	0.27	(0.26)	—	—	(0.26)	$12.96
2019	$ 12.61	0.30	0.34	0.64	(0.30)	—	—	(0.30)	$12.95
2018	$ 13.00	0.30	(0.39)	(0.09)	(0.30)	—	—	(0.30)	$12.61
2017	$ 13.40	0.33	(0.40)	(0.07)	(0.33)	—	—	(0.33)	$13.00
2016	$ 13.18	0.29	0.22	0.51	(0.29)	—	—	(0.29)	$13.40
CLASS I SHARES
2020	$ 12.95	0.30	0.01	0.31	(0.30)	—	—	(0.30)	$12.96
2019	$ 12.61	0.34	0.34	0.68	(0.34)	—	—	(0.34)	$12.95
2018	$ 13.00	0.34	(0.39)	(0.05)	(0.34)	—	—	(0.34)	$12.61
2017	$ 13.40	0.37	(0.40)	(0.03)	(0.37)	—	—	(0.37)	$13.00
2016	$ 13.18	0.33	0.22	0.55	(0.33)	—	—	(0.33)	$13.40

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.
See notes to financial statements.
96  |  Thornburg Municipal Funds Annual Report

Financial Highlights, Continued
Intermediate New York Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of YEAR (Thousands)
CLASS A SHARES(b)
2020	2.01	0.99	1.14	2.10	18.61	$ 27,120
2019	2.38	0.99	1.12	5.16	17.75	$ 26,416
2018	2.36	0.99	1.08	(0.68)	15.88	$ 33,778
2017	2.50	0.99	1.09	(0.52)	11.11	$ 36,576
2016	2.18	0.96	1.03	3.91	7.02	$ 45,009
CLASS I SHARES
2020	2.33	0.67	0.91	2.43	18.61	$ 21,197
2019	2.69	0.67	0.88	5.50	17.75	$ 24,550
2018	2.68	0.67	0.82	(0.36)	15.88	$ 24,010
2017	2.81	0.67	0.77	(0.20)	11.11	$ 27,217
2016	2.51	0.63	0.72	4.25	7.02	$ 31,498
Thornburg Municipal Funds Annual Report  |  97

Financial Highlights
Intermediate Municipal Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES(b)
2020	$ 14.33	0.35	0.04	0.39	(0.35)	—	—	(0.35)	$14.37
2019	$ 13.80	0.34	0.53	0.87	(0.34)	—	—	(0.34)	$14.33
2018	$ 14.15	0.32	(0.35)	(0.03)	(0.32)	—	—	(0.32)	$13.80
2017	$ 14.47	0.30	(0.32)	(0.02)	(0.30)	—	—	(0.30)	$14.15
2016	$ 14.17	0.29	0.30	0.59	(0.29)	—	—	(0.29)	$14.47
CLASS C SHARES
2020	$ 14.35	0.30	0.04	0.34	(0.30)	—	—	(0.30)	$14.39
2019	$ 13.82	0.29	0.53	0.82	(0.29)	—	—	(0.29)	$14.35
2018	$ 14.17	0.27	(0.35)	(0.08)	(0.27)	—	—	(0.27)	$13.82
2017	$ 14.49	0.26	(0.32)	(0.06)	(0.26)	—	—	(0.26)	$14.17
2016	$ 14.19	0.24	0.30	0.54	(0.24)	—	—	(0.24)	$14.49
CLASS I SHARES
2020	$ 14.31	0.38	0.04	0.42	(0.38)	—	—	(0.38)	$14.35
2019	$ 13.78	0.38	0.53	0.91	(0.38)	—	—	(0.38)	$14.31
2018	$ 14.13	0.36	(0.35)	0.01	(0.36)	—	—	(0.36)	$13.78
2017	$ 14.46	0.35	(0.33)	0.02	(0.35)	—	—	(0.35)	$14.13
2016	$ 14.15	0.33	0.31	0.64	(0.33)	—	—	(0.33)	$14.46

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.
See notes to financial statements.
98  |  Thornburg Municipal Funds Annual Report

Financial Highlights, Continued
Intermediate Municipal Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of YEAR (Thousands)
CLASS A SHARES(b)
2020	2.45	0.81	0.90	2.76	17.84	$ 326,770
2019	2.44	0.89	0.89	6.39	15.88	$ 313,967
2018	2.29	0.89	0.89	(0.21)	20.68	$ 324,199
2017	2.15	0.92	0.92	(0.08)	24.04	$ 387,790
2016	2.00	0.92	0.92	4.17	10.80	$ 467,335
CLASS C SHARES
2020	2.08	1.18	1.28	2.38	17.84	$ 52,996
2019	2.08	1.24	1.26	6.02	15.88	$ 76,994
2018	1.94	1.24	1.26	(0.55)	20.68	$ 104,093
2017	1.83	1.24	1.27	(0.40)	24.04	$ 140,176
2016	1.68	1.24	1.27	3.84	10.80	$ 170,149
CLASS I SHARES
2020	2.69	0.56	0.65	3.01	17.84	$ 668,185
2019	2.67	0.65	0.65	6.66	15.88	$ 730,144
2018	2.55	0.63	0.63	0.05	20.68	$ 905,641
2017	2.45	0.62	0.62	0.15	24.04	$ 951,888
2016	2.30	0.61	0.61	4.57	10.80	$ 958,674
Thornburg Municipal Funds Annual Report  |  99

Financial Highlights
Strategic Municipal Income Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES(b)
2020	$ 15.32	0.38	0.01	0.39	(0.38)	—	—	(0.38)	$15.33
2019	$ 14.82	0.39	0.50	0.89	(0.39)	—	—	(0.39)	$15.32
2018	$ 15.14	0.37	(0.32)	0.05	(0.37)	—	—	(0.37)	$14.82
2017	$ 15.53	0.35	(0.39)	(0.04)	(0.35)	—	—	(0.35)	$15.14
2016	$ 15.16	0.33	0.37	0.70	(0.33)	—	—	(0.33)	$15.53
CLASS C SHARES
2020	$ 15.34	0.30	— (c)	0.30	(0.30)	—	—	(0.30)	$15.34
2019	$ 14.84	0.32	0.50	0.82	(0.32)	—	—	(0.32)	$15.34
2018	$ 15.16	0.30	(0.32)	(0.02)	(0.30)	—	—	(0.30)	$14.84
2017	$ 15.54	0.28	(0.38)	(0.10)	(0.28)	—	—	(0.28)	$15.16
2016	$ 15.17	0.28	0.37	0.65	(0.28)	—	—	(0.28)	$15.54
CLASS I SHARES
2020	$ 15.33	0.41	0.01	0.42	(0.41)	—	—	(0.41)	$15.34
2019	$ 14.84	0.42	0.49	0.91	(0.42)	—	—	(0.42)	$15.33
2018	$ 15.16	0.41	(0.32)	0.09	(0.41)	—	—	(0.41)	$14.84
2017	$ 15.54	0.39	(0.38)	0.01	(0.39)	—	—	(0.39)	$15.16
2016	$ 15.17	0.38	0.37	0.75	(0.38)	—	—	(0.38)	$15.54

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Net realized and unrealized gain (loss) on investments was less than $0.01 per share.
+	Based on weighted average shares outstanding.
See notes to financial statements.
100  |  Thornburg Municipal Funds Annual Report

Financial Highlights, Continued
Strategic Municipal Income Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of YEAR (Thousands)
CLASS A SHARES(b)
2020	2.47	0.87	1.26	2.56	32.45	$ 61,537
2019	2.59	1.00	1.26	6.08	20.04	$ 56,124
2018	2.49	1.00	1.28	0.36	21.06	$ 53,693
2017	2.30	1.09	1.30	(0.23)	27.35	$ 61,525
2016	2.11	1.25	1.29	4.63	11.24	$ 79,058
CLASS C SHARES
2020	2.00	1.35	1.65	2.02	32.45	$ 15,591
2019	2.13	1.47	1.65	5.58	20.04	$ 20,085
2018	2.01	1.48	1.64	(0.12)	21.06	$ 24,951
2017	1.88	1.52	1.66	(0.59)	27.35	$ 32,926
2016	1.80	1.55	1.66	4.32	11.24	$ 38,773
CLASS I SHARES
2020	2.68	0.65	0.99	2.79	32.45	$ 225,486
2019	2.81	0.78	0.98	6.24	20.04	$ 219,535
2018	2.72	0.78	0.96	0.59	21.06	$ 185,555
2017	2.56	0.83	0.94	0.09	27.35	$ 174,892
2016	2.42	0.93	0.93	4.96	11.24	$ 190,658
Thornburg Municipal Funds Annual Report  |  101

Report of Independent Registered Public Accounting Firm
Thornburg Municipal Funds
To the Board of Trustees of Thornburg Investment Trust and Shareholders of Thornburg Short Duration Municipal Fund, Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund and Thornburg Strategic Municipal Income Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Thornburg Short Duration Municipal Fund (formerly known as Thornburg Low Duration Municipal Fund), Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund and Thornburg Strategic Municipal Income Fund (seven of the funds constituting Thornburg Investment Trust, hereafter collectively referred to as the "Funds") as of September 30, 2020, the related statements of operations for the year ended September 30, 2020, the statements of changes in net assets for each of the two years in the period ended September 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2020 and each of the financial highlights for each of the five years in the period ended September 30, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
New York, New York
November 19, 2020
We have served as the auditor of one or more investment companies in Thornburg Investment Trust since 1999.
102  |   Thornburg Municipal Funds Annual Report

Expense Example
September 30, 2020 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on April 1, 2020, and held until September 30, 2020.
ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, April 1, 2020 and held through September 30, 2020.
	Actual		Hypothetical *
	Ending Account Value 9/30/20	Expenses Paid During Period 4/1/20-9/30/20	Ending Account Value 9/30/20	Expenses Paid During Period† 4/1/20-9/30/20	Annualized Expense Ratio
SHORT DURATION MUNICIPAL FUND
CLASS A SHARES	$1,012.92	$3.52	$1,021.50	$3.54	0.70%
CLASS I SHARES	$1,013.11	$2.52	$1,022.50	$2.53	0.50%
LIMITED TERM MUNICIPAL FUND
CLASS A SHARES	$1,027.48	$3.60	$1,021.45	$3.59	0.71%
CLASS C SHARES	$1,025.46	$4.86	$1,020.20	$4.85	0.96%
CLASS I SHARES	$1,027.87	$2.48	$1,022.55	$2.48	0.49%
LIMITED TERM CALIFORNIA FUND
CLASS A SHARES	$1,021.66	$3.74	$1,021.30	$3.74	0.74%
CLASS C SHARES	$1,020.21	$5.15	$1,019.90	$5.15	1.02%
CLASS I SHARES	$1,023.67	$2.48	$1,022.55	$2.48	0.49%
INTERMEDIATE NEW MEXICO FUND
CLASS A SHARES	$1,027.24	$5.07	$1,020.00	$5.05	1.00%
CLASS D SHARES	$1,026.75	$6.28	$1,018.80	$6.26	1.24%
CLASS I SHARES	$1,028.93	$3.40	$1,021.65	$3.39	0.67%
INTERMEDIATE NEW YORK FUND
CLASS A SHARES	$1,023.26	$5.01	$1,020.05	$5.00	0.99%
CLASS I SHARES	$1,024.90	$3.39	$1,021.65	$3.39	0.67%
Thornburg Municipal Funds Annual Report  |  103

Expense Example, Continued
September 30, 2020 (Unaudited)
	Actual		Hypothetical *
	Ending Account Value 9/30/20	Expenses Paid During Period 4/1/20-9/30/20	Ending Account Value 9/30/20	Expenses Paid During Period† 4/1/20-9/30/20	Annualized Expense Ratio
INTERMEDIATE MUNICIPAL FUND
CLASS A SHARES	$1,033.86	$3.92	$1,021.15	$3.89	0.77%
CLASS C SHARES	$1,031.92	$5.79	$1,019.30	$5.76	1.14%
CLASS I SHARES	$1,035.13	$2.70	$1,022.35	$2.68	0.53%
STRATEGIC MUNICIPAL INCOME FUND
CLASS A SHARES	$1,037.57	$4.13	$1,020.95	$4.09	0.81%
CLASS C SHARES	$1,034.43	$6.51	$1,018.60	$6.46	1.28%
CLASS I SHARES	$1,038.69	$3.01	$1,022.05	$2.98	0.59%

*	Hypothetical assumes a rate of return of 5% per year before expenses.
†	Expenses are equal to the annualized expense ratio for each class multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
104  |  Thornburg Municipal Funds Annual Report

Other Information
September 30, 2020 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
TAX INFORMATION
For the tax year ended September 30, 2020, tax exempt (or the maximum allowed) and taxable ordinary income dividends paid by funds for federal income tax purposes are as follows:
	TAX EXEMPT	TAXABLE ORDINARY
Short Duration Municipal Fund	$ 2,220,186	$ 3,550
Limited Term Municipal Fund	103,089,629	131,198
Limited Term California Fund	7,881,358	63
Intermediate New Mexico Fund	3,101,347	—
Intermediate New York Fund	1,037,331	673
Intermediate Municipal Fund	27,342,478	99,229
Strategic Municipal Income Fund	7,709,943	86,330
The information and the distributions reported herein may differ from information and distributions reported to the shareholders for the calendar year ending December 31, 2020. Complete information will be reported in conjunction with your 2020 Form 1099.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-PORT EX for the first and third quarters of each fiscal year. The Fund’s Form N-PORT EX are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT
Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to each of the Funds pursuant to an investment advisory agreement (the “Agreement”). The Board of Trustees (the “Trustees”) consider the renewal of the Agreement annually, and most recently determined to renew the Agreement on September 15, 2020.
Planning for their recent consideration of the Agreement’s renewal, those Trustees who are not “interested persons” of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “independent Trustees”), met in May 2020 to consider aspects of their annual evaluation of the Advisor’s service to the Funds and to each other series of the Trust, to plan the annual evaluation of the Advisor’s performance, and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in a second independent session in July 2020 to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in independent session in September 2020 with representatives of a mutual fund analyst firm engaged by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information, and other data obtained and analyzed by the analyst firm. In that session the independent Trustees discussed their evaluations of the Advisor’s services to the Funds and the Funds’ fee and expense levels, investment performance, and other information presented for the Funds, conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred with representatives of management to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled in September for that purpose, and the independent Trustees thereafter met again in independent session to consider the Advisor’s presentations and various specific issues
Thornburg Municipal Funds Annual Report  |  105

Other Information, Continued
September 30, 2020 (Unaudited)
respecting their consideration of the Agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the Agreement, and the independent Trustees voted unanimously at that meeting to renew the Agreement for an additional term of one year.
The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the Agreement. In determining to renew the Agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.
Nature, Extent, and Quality of Services. The Trustees considered in their evaluation of the Agreement the written and oral reports provided to the Trustees and their standing committees throughout the year on a wide variety of topics by personnel from the Advisor’s portfolio management, administration, operations, and compliance staffs. The Trustees also considered in this evaluation presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of the renewal of the Agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years, reports from their standing committees, and advice received from counsel.
Information noted by the Trustees as having been considered in relation to the nature, extent, and quality of services provided by the Advisor under the Agreement and contributing (together with other information considered) to their conclusions respecting the nature, extent, and quality of the services rendered to the Funds by the Advisor included: (1) reports from portfolio managers throughout the year demonstrating that the Funds were managed in conformity with stated strategies and objectives and conformed to investment restrictions and limitations; (2) reports demonstrating that management of the Funds remained faithful and competent, and demonstrating sufficient skill by portfolio managers in executing the Funds’ strategies in varying environments, managers’ cognizance of and strategies to pursue the Funds’ objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, management to achieve tax efficiencies, and the structuring and composition of the Funds’ portfolios and management of the Funds’ liquidity requirements; (3) each Fund’s achievement of its investment objectives over different periods of time; (4) presentations by and interactions with members of the Advisor’s fund administration, trading, operations, and compliance staffs; (5) reports from standing committees of the Trustees on their respective proceedings throughout the year, including particularly interactions with the Advisor’s personnel; (6) the sufficiency of the resources the Advisor devotes to the services it provides to the Funds, including the expertise of its personnel and staffing levels and its enhancements to the electronic systems it utilizes in providing these services, and the Advisor’s own financial management and sufficiency of its resources; (7) steps taken by the Advisor to improve its investment management process, including the appointment of two new Co-Heads of Investment, the hiring of new analysts to support the investment management function, and the increased integration of new risk management procedures and consideration of environmental, social, and governance factors into the investment process; (8) the measures employed to achieve efficient trade execution for the Funds; and (9) steps taken by the Advisor to respond to challenges presented by the ongoing COVID-19 pandemic, including steps taken to facilitate continued collaboration among the Advisor’s personnel notwithstanding the fact that most personnel are working remotely. As in past years, the Trustees noted particularly their assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, measures to expand and improve the depth and experience of the Advisor’s staff, and the Advisor’s collaborative approach to investment management, continued commitment to observance of compliance and regulatory requirements in managing investments by the Funds, responsiveness to the Trustees, and other factors and circumstances.
Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Funds’ investments continued to conform to the Funds’ stated objectives and policies, and that the nature, extent, and quality of the services provided to the Funds by the Advisor remained sufficient.
Investment Performance. The Trustees noted in their evaluation of each Fund’s investment performance the written and oral reports and investment and market analyses they had received from the Advisor’s portfolio management personnel throughout the year. The Trustees also noted their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of each Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s explanations and written and oral commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market, and economic conditions; (3) performance data for the ten most recent calendar years (or lesser number of years for each Fund having fewer calendar years of operations), comparing the Fund’s annual investment returns to a category of funds selected by an independent mutual fund analyst firm, to one or more broad-based securities indices, and to the applicable Morningstar category of funds; (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year, since inception and, if applicable, ten-year and fifteen-year periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to mutual fund categories selected by independent mutual fund analyst firms, to one or more broad-based securities indices, and to the applicable Morningstar category of funds, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories; (5) analyses of specified risk and performance metrics for the Fund relative to its benchmark and to a selected peer group of funds, prepared by an independent financial analyst firm engaged by the independent Trustees; (6) the Fund’s cash flows; (7) the analysis and observations of an independent mutual fund analyst firm respecting the Fund’s investment performance relative to a category of funds selected by that firm; (8) comparison of the Fund’s annualized return to the Fund’s benchmark index or indices over various periods since the Fund’s inception; and (9) various
106  |  Thornburg Municipal Funds Annual Report

Other Information, Continued
September 30, 2020 (Unaudited)
risk and return statistics. The Trustees noted their understanding that strategies pursued for a Fund may produce intermittent lower relative performance, that such Funds have in the past returned to favor as conditions changed or the strategies of those Funds gained traction, and the Advisor has in general been successful in remediating lower relative performance of Funds in cases where execution of investment strategies had contributed to lower performance. The Trustees also noted in their evaluations that to the extent pertinent they attach additional significance to the performance of each Fund from the perspective of longer-term shareholders.
Further detail considered by the Trustees with respect to the investment performance of each Fund is set forth below:
•	Thornburg Short Duration Municipal Fund – the Trustees considered that the Fund underperformed its benchmark index and Morningstar category for the year-to-date, one-, three-, and five-year periods, and ranked in the fourth quartile of a selected peer group of funds for all such periods. The Trustees noted, however, that the extent of the underperformance was not significant, considered explanations from the Advisor respecting the effects of market and economic conditions on the Fund’s investment performance during relevant periods, and observed that the Fund has met its objective of generating current income that is exempt from federal income tax while preserving the Fund’s capital.
•	Thornburg Limited Term Municipal Fund – the Trustees considered that, while the Fund underperformed its benchmark index for the year-to-date, one-, three-, five-, ten-, and fifteen-year periods, the extent of that underperformance was not significant, and the Fund outperformed its Morningstar category over each such period and also ranked in the first quartile of a selected peer group of funds for the year-to-date, one-, three-, five, and ten-year periods. The Trustees also observed that the Fund has met its primary objective of generating current income that is exempt from federal income tax while preserving the Fund’s capital.
•	Thornburg California Limited Term Municipal Fund – the Trustees considered that, while the Fund underperformed its benchmark index for the year-to-date, one-, three-, five-, ten-, and fifteen-year periods, and underperformed its Morningstar category for certain of those periods, the extent of that underperformance was not significant, and the Fund outperformed its Morningstar category in certain other periods and ranked in the first or second quartile of a selected peer group of funds for the year-to-date, one-, and ten-year periods. The Trustees also observed that the Fund has met its primary objective of generating current income that is exempt from federal and California state individual income taxes while preserving the Fund’s capital.
•	Thornburg New Mexico Intermediate Municipal Fund – the Trustees considered that, while the Fund underperformed its benchmark index for the year-to-date, one-, three-, five-, ten-, and fifteen-year periods, and underperformed its Morningstar category for certain of those periods, the extent of that underperformance was not significant, and the Fund outperformed its Morningstar category in certain other periods. The Trustees considered comparisons of the Fund’s performance to a selected peer group of Funds but noted the reduced utility of those comparisons given the lack of other funds focused on investments in New Mexico debt obligations. The Trustees also observed that the Fund has met its primary objective of generating current income that is exempt from federal and New Mexico state individual income taxes while preserving the Fund’s capital.
•	Thornburg New York Intermediate Municipal Fund – the Trustees considered that, while the Fund underperformed its benchmark index for the year-to-date, one-, three-, five-, ten-, and fifteen-year periods, the extent of that underperformance was not significant, and the Fund outperformed its Morningstar category over each such period except the three- and five-year periods and ranked in the first or second quartiles of a selected peer group of funds for the year-to-date, one-, and ten-year periods. The Trustees also observed that the Fund has met its primary objective of generating current income that is exempt from federal and New York state and city individual income taxes while preserving the Fund’s capital.
•	Thornburg Intermediate Municipal Fund – the Trustees considered that, while the Fund underperformed its benchmark index for the year-to-date, one-, three-, five-, ten-, and fifteen-year periods, and underperformed its Morningstar category for certain of those periods, the extent of that underperformance was not significant, and the Fund outperformed its Morningstar category in certain other periods and ranked in the top three quartiles of a selected peer group of funds over most periods. The Trustees also observed that the Fund has met its primary objective of generating current income that is exempt from federal income tax while preserving the Fund’s capital.
•	Thornburg Strategic Municipal Income Fund – the Trustees considered that, while the Fund underperformed its benchmark index for the year-to-date, one-, three-, five-, and ten-year periods, and underperformed its Morningstar category for certain of those periods, the extent of that underperformance was not significant, and the Fund outperformed its Morningstar category in certain other periods and ranked in the top three quartiles of a selected peer group of funds over most periods. The Trustees also observed that the Fund has met its primary objective of generating a high level current income that is exempt from federal income tax.
Based upon their consideration of this and other information, the Trustees concluded that the Funds’ absolute and relative investment performance over a range of pertinent holding periods on the whole was satisfactory in view of the Funds’ objectives and strategies.
Comparisons of Fee and Expense Levels. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Funds’ fee and expense levels. This information included comparisons of each Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to funds in the applicable Morningstar category, comparisons of
Thornburg Municipal Funds Annual Report  |  107

Other Information, Continued
September 30, 2020 (Unaudited)
the advisory fee and total expenses for one or more Fund share classes to the fee levels and expenses of fund peer groups selected from the category by an independent mutual fund analyst firm engaged by the independent Trustees, the perspectives and advice from that mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. In evaluating comparative fee and expense data, the Trustees considered whether the advisory fees charged to each Fund were at least generally comparable to the comparatives presented, and whether those advisory fees and overall Fund expense levels were within the range of figures established for the selected peer groups.
Further detail considered by the Trustees with respect to the comparison of the fee and expense levels of each Fund is set forth below:
•	Thornburg Short Duration Municipal Fund – Comparative fee and expense data considered by the Trustees showed that, after fee waivers and expense reimbursements, the level of total expense for one share class of the Fund was higher than the median and average levels charged to funds in the applicable Morningstar category, and that the level of total expense for a second share class was lower than the median and average levels for that category. Peer group data showed that the Fund’s stated advisory fee was higher than the medians of the two peer groups considered but comparable to other funds in the peer groups, and that the total expense levels of two representative share classes were higher than the medians of their respective peer groups after waivers of fees and reimbursement of expenses but comparable to other funds in the peer groups.
•	Thornburg Limited Term Municipal Fund – Comparative fee and expense data considered by the Trustees showed that the level of total expense for one share class of the Fund was higher than the median and average levels charged to funds in the applicable Morningstar category, and that the level of total expense for a second share class was lower than the median and average levels for that category. Peer group data showed that the Fund’s stated advisory fee was lower than the medians of the two peer groups considered, and that the total expense levels of two representative share classes were comparable to the medians of their respective peer groups.
•	Thornburg California Limited Term Municipal Fund – Comparative fee and expense data considered by the Trustees showed that, after fee waivers and expense reimbursements, the level of total expense for one share class of the Fund was higher than the median and average levels charged to funds in the applicable Morningstar category, and that the level of total expense for a second share class was lower than the median and average levels for that category. Peer group data showed that the Fund’s stated advisory fee was higher than the medians of the two peer groups considered but comparable to other funds in the peer groups, and that the total expense levels of two representative share classes were equal to or lower than the medians of their respective peer groups after waivers of fees and reimbursement of expenses.
•	Thornburg New Mexico Intermediate Municipal Fund – Comparative fee and expense data considered by the Trustees showed that the level of total expense for one share class of the Fund was higher than the median and average levels charged to funds in the applicable Morningstar category, and that the level of total expense for a second share class was, after fee waivers and expense reimbursements, lower than the median and average levels for that category. Peer group data showed that the Fund’s stated advisory fee was higher than the medians of the two peer groups considered but comparable to other funds in the peer groups, and that the total expense levels of two representative share classes were higher than the medians of their respective peer groups after waivers of fees and reimbursement of expenses but comparable to other funds in the peer groups.
•	Thornburg New York Intermediate Municipal Fund – Comparative fee and expense data considered by the Trustees showed that, after fee waivers and expense reimbursements, the level of total expense for one share class of the Fund was higher than the median and average levels charged to funds in the applicable Morningstar category, and that the level of total expense for a second share class was lower than the median and average levels for that category. Peer group data showed that the Fund’s stated advisory fee was higher than the medians of the two peer groups considered but comparable to other funds in the peer groups, and that the total expense levels of two representative share classes were higher than the medians of their respective peer groups after waivers of fees and reimbursement of expenses but comparable to other funds in the peer groups.
•	Thornburg Intermediate Municipal Fund – Comparative fee and expense data considered by the Trustees showed that, after fee waivers and expense reimbursements, the level of total expense for one share class of the Fund was higher than the median and average levels charged to funds in the applicable Morningstar category, and that the level of total expense for a second share class was lower than the median and average levels for that category. Peer group data showed that the Fund’s stated advisory fee was higher than the medians of the two peer groups considered but comparable to other funds in the peer groups, and that the total expense levels of two representative share classes after waivers of fees and reimbursement of expenses were comparable to the medians of their respective peer groups.
•	Thornburg Strategic Municipal Income Fund – Comparative fee and expense data considered by the Trustees showed that, after fee waivers and expense reimbursements, the level of total expense for one share class of the Fund was higher than the median and average levels charged to funds in the applicable Morningstar category, and that the level of total expense for a second share class was lower than the median and average levels for that category. Peer group data showed that the Fund’s stated advisory fee was higher than the medians of the two peer groups considered but comparable to other funds in the peer groups, and that the total expense levels of two representative share classes were lower than or comparable to the medians of their respective peer groups after fee waivers and expense reimbursements.
108  |   Thornburg Municipal Funds Annual Report

Other Information, Continued
September 30, 2020 (Unaudited)
The Trustees did not find any of the differences between the Funds’ fee and expense data and the comparable fee and expense data significant in view of their findings and conclusions respecting the other factors considered, including the quality of services provided by the Advisor to each Fund.
The Trustees also noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds and other institutional clients, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, the differences between the mutual funds as to which the Advisor is a sub-advisor and the Funds, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which these arrangements are entered into. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by the Advisor or by other investment advisors to different types of clients had limited relevance to the evaluation of the fee rate charged to mutual funds as to which the Advisor or such other advisors are the primary advisor and sponsor.
Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Funds, the Trustees considered an analysis of the Advisor’s costs and the estimated profitability to the Advisor of its services, together with data respecting the profitability of a selection of other investment management firms. The Trustees considered information from the Advisor respecting investment of its profits to maintain staffing levels, and noted that the Advisor’s profits are an important element in the compensation of employees who work for the benefit of the Funds and their shareholders. The Trustees considered information from the Advisor respecting the use of profits to enhance staff competencies through training and other measures, hire personnel to expand and develop the scope of senior management expertise, pay competitive levels of compensation, and add to the Advisor’s electronic and information technology systems to maintain or improve service levels. The Trustees noted in particular that the Advisor was able to expand staffing levels despite the ongoing COVID-19 pandemic and the additional economic uncertainty precipitated by that pandemic. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Funds, and maintain or improve service levels for the Funds notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.
Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by each Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to each Fund, comparisons of the fee breakpoint structure for each Fund with breakpoint structures (or the absence of such structures) for other funds in peer groups selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain funds of the Trust as their asset levels had increased, the Advisor’s undertakings to waive or reimburse certain fees and expenses for certain Funds and share classes, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels, pay competitive levels of compensation, and add to its electronic and information technology systems to maintain or improve service levels. The information provided demonstrated to the Trustees that the Funds’ advisory fee breakpoint structures are reasonable in relation to the structures observed in the other funds in their respective peer groups, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for each Fund and other factors.
Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Funds, the Trustees considered explanations from the Advisor respecting its receipt of certain research services from broker dealers, and the benefits to both the Funds and the Advisor of the Advisor’s expansion of its staffing, compliance, and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Funds were identified by the Trustees.
Summary of Conclusions. The Trustees concluded that the general nature, extent, and quality of the Advisor’s services performed under the Agreement remained sufficient, the Advisor had continued to actively and competently pursue the Funds’ stated investment objectives and adhere to the Funds’ investment policies, and that the absolute and relative investment performance of the Funds over pertinent holding periods on the whole was satisfactory in the context of the Funds’ objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to each Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent, and quality of those services, the investment performance of each such Fund after fees and expenses, the clear disclosure of fees and expenses in the Funds’ prospectuses, comparisons of fees and expenses charged to each Fund to fees and expenses charged to other mutual funds, and the other factors and relevant circumstances considered. The Trustees accordingly determined to renew the Agreement for an additional term of one year for each of the Funds.
Thornburg Municipal Funds Annual Report  |  109

Trustees and Officers
September 30, 2020 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES(1)(2)
Garrett Thornburg, 74 Trustee Since 1984, Chairman of Trustees(4)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); President of the Thornburg Foundation (nonprofit).	None
Brian J. McMahon, 65 Trustee since 2001, Vice Chairman of Trustees, Member of Governance & Nominating Committee and Operations Risk Oversight Committee(5)	Vice Chairman, Chief Investment Strategist, Managing Director, and Portfolio Manager, and until 2019 Chief Investment Officer, and, until 2016, CEO and President, of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None
INDEPENDENT TRUSTEES(1)(2)(3)
David A. Ater, 75 Trustee since 1994, Lead Independent Trustee, Chair of Governance and Nominating Committee and Member of Audit Committee	Principal in Ater & Associates, Santa Fe, New Mexico (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None
Sally Corning, 59 Trustee since 2012, Chair of the Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None
Susan H. Dubin, 71 Trustee since 2004, Member of Audit Committee, Governance and Nominating Committee, and Operations Risk Oversight Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None
David L. Gardner, 57 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None
Patrick J. Talamantes, 56 Trustee since 2019, Member of Audit Committee	President of Talamantes Strategies, a management consulting firm, since 2018; until 2017, President and Chief Executive Officer of The McClatchy Company, Sacramento, CA (news and media company).	None
Owen D. Van Essen, 66 Trustee since 2004, Chair of Operations Risk Oversight Committee and Member of Governance & Nominating Committee	President of Dirks, Van Essen, Murray & April, Santa Fe, New Mexico (newspaper mergers and acquisitions).	None
James W. Weyhrauch, 61 Trustee since 1996, Member of Audit Committee and Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; General Partner, Investments of Genext LLC (a family investment partnership); until 2019, Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing and design company).	None
110  |   Thornburg Municipal Funds Annual Report

Trustees and Officers, Continued
September 30, 2020 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)
Nimish Bhatt, 57 Chief Financial Officer since 2019, Treasurer 2016-2019, Secretary 2018-2019(6)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016, and Secretary of Thornburg Securities Corporation since 2018; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011- 2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable
Jason Brady, 46 President since 2016(6)	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable
Randy Dry, 46 Vice President since 2014	Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable
John Hackett, 54 Vice President since 2020	Chief Marketing Officer, Thornburg Investment Management, Inc. (since 2020); Global Head of Product Marketing, Northern Trust Asset Management (2016-2020); Principal and Head of Marketing and Business Development, The Townsend Group (2013-2016).	Not applicable
Curtis Holloway, 53 Treasurer since 2019(6)	Director of Fund Administration since 2019 of Thornburg Investment Management, Inc.; Senior Vice President, Head of Fund Administration (2017-2019) and Vice President, Fund Administration (2010-2017) of Calamos Investments, and Chief Financial Officer (2017-2019) and Treasurer (2010-2019) of Calamos Funds.	Not applicable
Ben Kirby, 40 Vice President since 2014	Head of Investments since 2019, and Portfolio Manager and Managing Director since 2013, of Thornburg Investment Management, Inc.	Not applicable
Jeff Klingelhofer, 39 Vice President since 2016	Head of Investments since 2019, Portfolio Manager and Managing Director since 2015, Associate Portfolio Manager from 2012-2015, of Thornburg Investment Management, Inc.	Not applicable
Ponn Lithiluxa, 49, Vice President since 2017	Manager, Tax & Fund Administration of Thornburg Investment Management, Inc.; Senior Vice President, Citi Fund Services, Inc. from 2014-2017; Vice President, Citi Fund Services, Inc. from 2007-2014.	Not applicable
Michael Mastroianni, 43 Secretary since 2019; Vice President 2019- 2020(6)	Director of Fund Operations since 2019 of Thornburg Investment Management, Inc.; Executive Director, Global Head of Client Services - Global Liquidity (2018-2019), Executive Director, North American Head of Transfer Agency Relationship Management (2011-2019), Executive Director, North American Head of Transfer Agency Service Delivery (2011-2018) of J.P. Morgan Asset Management.	Not applicable
Stephen Velie, 53 Chief Compliance Officer since 2009	Chief Compliance Officer of Thornburg Investment Trust and Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Trust is organized as a Massachusetts business trust, and currently comprises a complex of 22 separate investment “Funds” or “series.” Thornburg Investment Management, Inc. is the investment advisor to, and manages, the 22 Funds of the Trust. Each Trustee oversees the 22 Funds of the Trust.
(3)	The Bylaws of the Trust currently require that each Independent Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(4)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc. the investment advisor to the 22 active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares of the Trust.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment strategist of Thornburg Investment Management, Inc.
(6)	The Trust’s president, chief financial officer, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.
Thornburg Municipal Funds Annual Report  |  111

Trustees’ Statement to Shareholders (Unaudited)
Revised and Readopted September 15, 2020
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
[This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. For prospective investors in any fund of Thornburg Investment Trust, this communication must be preceded or accompanied by a prospectus. You may obtain a current copy of the Funds’ prospectus, which describes the Funds’ management fees, expenses and risks, by calling 1-800-847-0200 or by visiting www.thornburg.com/download. Please read the prospectus carefully before investing.]
Thornburg Investment Trust
2300 North Ridgetop Road
Santa Fe, NM 87506
505.984.0200 Tel
505.992.8681 Fax
www.thornburg.com
112  |  Thornburg Municipal Funds Annual Report

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $39.8 billion (as of September 30, 2020) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.
MULTI ASSET
■	Thornburg Investment Income Builder Fund
■	Thornburg Summit Fund
GLOBAL EQUITY
■	Thornburg Global Opportunities Fund
INTERNATIONAL EQUITY
■	Thornburg International Value Fund
■	Thornburg Better World Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
DOMESTIC EQUITY
■	Thornburg Value Fund
■	Thornburg Core Growth Fund
ALTERNATIVES
■	Thornburg Long/Short Equity Fund
FIXED INCOME
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Ultra Short Income Fund
■	Thornburg Strategic Income Fund
MUNICIPAL
■	Thornburg Short Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
Thornburg Municipal Funds Annual Report  |  113

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To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH4629

Annual Report
September 30, 2020
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to thornburg.com/edelivery.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling 800.847.0200 or your financial intermediary directly. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

At Thornburg, we believe unconstrained investing leads to better outcomes for our clients. Our investment solutions are highly active, high conviction, and benchmark agnostic. When it comes to finding economic opportunity for clients, it’s more than what we do.
It’s how we do it. Active As bottom-up, fundamental, active managers, we look beyond conventional benchmarks. Long Term We take a long-term view in how we manage our firm and our portfolios. Benchmark Agnostic Investment strategies should have the flexibility to pursue solutions for clients, not stay within the conventional confines of benchmarks. Flexible Perspective Our approach to portfolio construction is guided by our convictions rather than convention. High Conviction We focus our attention and capital on thoroughly researched, well-understood positions. The best form of risk management is to know what you own, and why. Repeatable & Robust Our long-term outperformance of benchmarks verifies that our process works and outperforms conventional thinking. Independent We are independently owned and far from the herd of other investment managers. Investment Driven All members of the investment team are resources for all of our strategies. Collaborative Our team collaborates on opportunities across geography, sector, or asset class.

Thornburg Capital Management Fund
Annual Report  |  September 30, 2020

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class I	N/A	885-216-739
Annual Report  |  3

Letter to Shareholders
Thornburg Capital Management Fund  |  September 30, 2020 (Unaudited)
Dear Shareholder:
As we all continue to navigate unprecedented conditions, both in the market and in our daily lives, I want to assure you that we at Thornburg Investment Management continue to be focused on providing all of our clients excellent outcomes. The last seven months have been an excellent proof point for Thornburg’s approach to the market. Our nimble, collaborative firm was largely able to adapt to a very different environment, again both in markets and in our operational infrastructure. We have experienced a number of different challenges over the course of the firm’s nearly four-decade history. That experience has informed the construction and evolution of our firm, including the structure of the investment team, to be successful in the context of difficult times.
So where do we go from here? As I write, we’re only a few days away from what looks to be a very consequential election, not just for the U.S. but for the globe. That said, regardless of the outcome, we expect continued volatility, given the effect of extraordinary economic stimulus, a continued slow, unsteady recovery and an uncertain policy pathway in response to the COVID-19 health crisis. Globally, low risk-free rates present a challenge for investors in several ways. First, safe haven assets like U.S. Treasuries are priced to provide a negative real (or after-inflation) yield, due to purchases by the Federal Reserve to engineer particular economic outcomes. Second, asset allocation methodology assumes a negative correlation between risky assets and high-quality bonds, but very low yields make this calculus much more challenging. Third, even if lower rates were possible, the amount of additional stimulus to be gained by such outcomes is fairly low: we’ve pulled forward a tremendous amount of growth and demand already.
Our benchmark agnostic, flexible approach should continue to serve us well as we have the ability to go where we can find value, within the mandate and objectives of each portfolio. Combined with our focus on breaking down silos within the investment universe, we are designed to see the world with better perspective. Many firms have good products, but we believe that our differentiated process, evaluating individual opportunities with a clear understanding of the bigger picture, underlies the excellent long-term outcomes we’ve been able to deliver.
We certainly don’t know what will happen over the coming weeks and months, but we’re excited about continued opportunities to deliver for you, given what we see as a rapidly changing market. Some of those changes are cyclical, and we will do our best to see through the cycle, but some changes are secular, and an unexamined acceptance of past truths will be unprofitable at best and dangerous at worst. It is our understanding of and participation in the interconnectedness of markets that is our core competency: We’re built for this.
Thank you so much for your time, and your business.

Jason Brady, cfa Portfolio Manager CEO, President, and Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
4  |  Annual Report

Thornburg Capital Management Fund

Investment Goal and Fund Overview
Thornburg Capital Management Fund (TCMF) was started with the goal of providing superior risk exposures -- higher returns and lower costs -- for cash management across the Thornburg family of funds. By combining the cash balances of eligible Thornburg Investment Trust portfolios into a single pool of very high quality, short term liquid instruments, we reduce the costs of investing and significantly diversify and reduce risk exposures in any given portfolio.
The creation and management of the Fund helps illustrate our long-standing culture of efficient capital stewardship, benefiting all eligible portfolios through reduced transaction costs and more efficient management.
Performance drivers and detractors for the reporting period ending September 30, 2020
» The Fund generated strong total returns and outpaced its benchmark, the FTSE 1-Month Treasury Bill Index, by a decent margin during the trailing 12-month reporting period.
» Over the reporting period, the Fund accomplished its goal of "safety of capital" by providing a share price for the TCMF of $10.00 that has not fluctuated since inception.
» The Fund has matched or beat its benchmark for all standard time periods since inception.
» Throughout the life of the strategy, the Fund has never suffered a default on any cash equivalent investment.
Performance Summary
September 30, 2020 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1-YR	3-YR	5-YR	SINCE INCEP.
Class I Shares (Incep: 7/31/15)	1.08%	1.78%	1.33%	1.30%
FTSE 1-Month T-Bill Index (Since 7/31/15)	0.86%	1.57%	1.09%	1.06%
30-DAY YIELDS, CLASS I SHARES (with sales charge)
Annualized Distribution Yield	0.09%
SEC Yield	0.09%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
FINAL VALUE
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, call 800-847-0200. There is no sales charge for class I shares.

Fund Summary
PORTFOLIO COMPOSITION
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

Glossary
The FTSE 1-Month Treasury Bill Index measures monthly return equivalents of yield averages that are not marked to market. The One-Month Treasury Bill Index consists of the last one-month Treasury bill issue.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
Annual Report  |  5

Schedule of Investments
Thornburg Capital Management Fund  |  September 30, 2020
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Mutual Fund — 0.0%
[a]	State Street Institutional Treasury Money Market Fund Premier Class, 0.02%	48,246	$ 48,246
	Total Mutual Fund (Cost $48,246)		48,246
	Municipal Bonds — 28.5%
[b]	California Public Finance Authority (Sharp Healthcare Obligated Group; LOC Barclays Bank plc), 0.11% due 8/1/2052	$12,235,000	12,235,000
	Charlotte-Mecklenburg Hospital Authority (Atrium Health Obligated Group; SPA JP Morgan Chase Bank, N.A.),
[b]	0.13% due 1/15/2038	1,900,000	1,900,000
[b]	0.13% due 1/15/2037	785,000	785,000
[b]	City & County of Denver (SPA JP Morgan Chase Bank, N.A.) COP, 0.13% due 12/1/2029	1,500,000	1,500,000
[b]	City of Minneapolis (Fairview Health Services Obligated Group; LOC: Wells Fargo Bank N.A.), 0.10% due 11/15/2048	22,600,000	22,600,000
	City of Murray (IHC Health Services, Inc. Obligated Group),
[b]	0.12% due 5/15/2036	1,900,000	1,900,000
[b]	0.12% due 5/15/2036	5,950,000	5,950,000
[b]	City of Murray (IHC Health Services, Inc. Obligated Group; SPA JP Morgan Chase Bank, N.A), 0.13% due 5/15/2037	500,000	500,000
[b]	City of New York (LOC Mizuho Bank, Ltd.) GO, 0.13% due 4/1/2042	27,215,000	27,215,000
	City of New York (SPA Barclays Bank plc) GO,
[b]	0.12% due 10/1/2046	10,000,000	10,000,000
[b]	0.12% due 10/1/2046	3,570,000	3,570,000
[b]	City of Phoenix (Mayo Clinic Arizona; Guaranty: Mayo Clinic; SPA Northern Trust Company) IDA, 0.09% due 11/15/2052	37,000,000	37,000,000
[b]	County of Jackson (Chevron Corp.), 0.10% due 6/1/2023	1,480,000	1,480,000
[b]	County of Montgomery (SPA U.S. Bank, N.A.) GO, 0.12% due 11/1/2037	3,350,000	3,350,000
[b]	Gulf Coast (Exxon Mobil Corp.) IDA, 0.09% due 11/1/2041	7,100,000	7,100,000
[b]	Health & Educational Facilities Authority of the State of Missouri (Washington University; SPA Wells Fargo Bank, N.A.), 0.10% due 9/1/2030	2,300,000	2,300,000
[b]	Illinois Finance Authority (Northwestern Memorial Healthcare Obligated Group; SPA JP Morgan Chase Bank, N.A), 0.13% due 8/15/2042	3,970,000	3,970,000
[b]	Illinois Finance Authority (Northwestern Memorial Healthcare Obligated Group; SPA JP Morgan Chase Bank, N.A.), 0.13% due 8/15/2042	500,000	500,000
	Illinois Finance Authority (Northwestern Memorial Healthcare Obligated Group; SPA U.S. Bank, N.A.),
[b]	0.10% due 8/15/2042	6,900,000	6,900,000
[b]	0.10% due 8/15/2042	13,270,000	13,270,000
[b]	Indiana Finance Authority (Franciscan Alliance, Inc. Obligated Group; LOC Barclays Bank Plc), 0.12% due 11/1/2037	6,600,000	6,600,000
	Indiana Finance Authority (Franciscan Alliance, Inc. Obligated Group; LOC Wells Fargo Bank, N.A.),
[b]	0.10% due 11/1/2039	1,800,000	1,800,000
[b]	0.10% due 11/1/2039	2,010,000	2,010,000
[b]	Indiana Finance Authority (Franciscan Alliance, Inc. Obligated Group; SPA Wells Fargo Bank, N.A.), 0.11% due 2/1/2037	3,800,000	3,800,000
	Los Angeles Department of Water & Power Power System Revenue (SPA Bank of America, N.A.),
[b]	0.11% due 7/1/2035	1,000,000	1,000,000
[b]	0.11% due 7/1/2035	1,050,000	1,050,000
[b]	Los Angeles Department of Water & Power Power System Revenue (SPA TD Bank, N.A.), 0.11% due 7/1/2034	2,500,000	2,500,000
[b]	Los Angeles Department of Water (SPA Royal Bank of Canada), 0.10% due 7/1/2035	6,800,000	6,800,000
	Lower Neches Valley Authority Industrial Development Corp. (Exxon Capital Ventures, Inc.; Guaranty: Exxon MobilCorp.),
[b]	0.09% due 11/1/2038	5,200,000	5,200,000
[b]	0.09% due 5/1/2046	2,350,000	2,350,000
[b]	Massachusetts Development Finance Agency (Trustees of Boston University; LOC: TD Bank, N.A.), 0.12% due 10/1/2042	3,640,000	3,640,000
	Metropolitan Water District of Southern California (SPA PNC Bank, N.A.),
[b]	0.11% due 7/1/2035	4,700,000	4,700,000
[b]	0.11% due 7/1/2047	9,345,000	9,345,000
	Mississippi Business Finance Corp. (Chevron USA, Inc.; Guaranty: Chevron Corp.),
[b]	0.10% due 12/1/2030	1,855,000	1,855,000
[b]	0.10% due 11/1/2035	30,450,000	30,450,000
[b]	0.10% due 11/1/2035	9,585,000	9,585,000
[b]	Missouri Development Finance Board (Nelson Gallery Foundation; SPA U.S. Bank, N.A.), 0.10% due 12/1/2037	16,980,000	16,980,000
[b]	New Hampshire Health and Education Facilities Authority Act (SPA State Street Bank and Trust Co.), 0.13% due 7/1/2035	8,560,000	8,560,000
[b]	New Hampshire Health and Education Facilities Authority Act (SPA Wells Fargo Bank, N.A.), 0.12% due 7/1/2033	7,360,000	7,360,000
[b]	New Hampshire Health and Education Facilities Authority Act (University System of New Hampshire; SPA State Street Bank and Trust Co.), 0.12% due 7/1/2035	6,665,000	6,665,000
	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services Obligated Group; SPA Wells Fargo Bank, N.A.),
[b]	0.13% due 8/1/2034	4,670,000	4,670,000
[b]	0.13% due 8/1/2034	5,745,000	5,745,000
[b]	New York City Transitional Finance Authority Future Tax Secured Revenue (SPA Barclays Bank plc), 0.12% due 11/1/2042	6,700,000	6,700,000
6 | Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Capital Management Fund  |  September 30, 2020
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	New York City Transitional Finance Authority Future Tax Secured Revenue (SPA JP Morgan Chase Bank, N.A.),
[b]	0.13% due 11/1/2036	$11,940,000	$ 11,940,000
[b]	0.13% due 8/1/2039	14,300,000	14,300,000
[b]	0.13% due 2/1/2045	6,760,000	6,760,000
[b]	New York City Transitional Finance Authority Future Tax Secured Revenue (SPA Mizuho Bank, Ltd.), 0.13% due 8/1/2043	520,000	520,000
[b]	New York City Water & Sewer System (SPA Bank of Montreal), 0.11% due 6/15/2049	600,000	600,000
[b]	New York City Water & Sewer System (SPA JP Morgan Chase Bank, N.A.), 0.13% due 6/15/2050	590,000	590,000
	New York City Water & Sewer System (SPA Landesbank Hessen-Thuringen),
[b]	0.15% due 6/15/2044	16,000,000	16,000,000
[b]	0.13% due 6/15/2039	600,000	600,000
[b]	New York City Water & Sewer System (SPA Mizuho Bank, Ltd.), 0.14% due 6/15/2048	15,210,000	15,210,000
[b]	New York State Housing Finance Agency (160 Madison Ave, LLC; LOC Landesbank Hessen-Thuringen), 0.14% due 11/1/2046	23,900,000	23,900,000
[b]	New York State Housing Finance Agency (LOC Landesbank Hessen-Thuringen), 0.14% due 11/1/2046	3,900,000	3,900,000
	Regents of the University of California Medical Center Pooled Revenue,
[b]	0.10% due 5/15/2032	9,710,000	9,710,000
[b]	0.12% due 5/15/2032	1,800,000	1,800,000
[b]	0.10% due 5/15/2047	13,315,000	13,315,000
[b]	State of California (LOC Barclays Bank plc) GO, 0.10% due 5/1/2033	7,605,000	7,605,000
	State of California (LOC Citibank, N.A.) GO,
[b]	0.10% due 5/1/2034	13,095,000	13,095,000
[b]	0.12% due 5/1/2034	6,450,000	6,450,000
[b]	0.10% due 5/1/2034	3,760,000	3,760,000
[b]	State of California (LOC State Street Bank & Trust Co.) GO, 0.12% due 5/1/2034	3,090,000	3,090,000
[b]	Triborough Bridge and Tunnel Authority (LOC Citibank, N.A.), 0.10% due 1/1/2032	1,000,000	1,000,000
[b]	Triborough Bridge and Tunnel Authority (LOC U.S. Bank, N.A.), 0.12% due 1/1/2031	550,000	550,000
[b]	Virginia College Building Authority (University of Richmond; SPA Wells Fargo Bank, N.A.), 0.10% due 11/1/2036	5,000,000	5,000,000
	Total Municipal Bonds (Cost $473,085,000)		473,085,000
	Commercial Paper — 60.7%
	Ameren Illinois Co.,
	0.12% due 10/1/2020	33,000,000	33,000,000
	0.10% due 10/2/2020	33,000,000	32,999,908
	American Honda Finance, 0.18% due 10/22/2020	32,000,000	31,996,640
[c]	Avangrid, Inc., 0.12% due 10/13/2020	33,000,000	32,998,680
[c]	Avery Dennison, Corp., 0.16% due 10/8/2020	4,170,000	4,169,870
[c]	BAT Capital Corp., 0.10% due 10/6/2020	660,000	659,991
	BAT International Finance,
[c,d]	0.12% due 10/14/2020	1,000,000	999,957
[c,d]	0.21% due 10/14/2020	18,000,000	17,998,635
[c,d]	0.23% due 10/14/2020	1,000,000	999,917
[c,d]	0.27% due 10/14/2020	12,000,000	11,998,830
[c,d]	Bell Canada, 0.14% due 10/8/2020	33,000,000	32,999,102
[c]	California Edison, 0.16% due 10/5/2020	34,000,000	33,999,395
	Canadian National Railway Co.,
[c,d]	0.12% due 10/13/2020	23,000,000	22,999,080
[c,d]	0.11% due 10/26/2020	11,000,000	10,999,160
	Canadian Pacific,
[c,d]	0.17% due 10/5/2020	5,000,000	4,999,905
[c,d]	0.17% due 10/7/2020	5,000,000	4,999,858
[c,d]	0.14% due 10/13/2020	23,000,000	22,998,927
[c,d]	0.14% due 10/14/2020	10,000,000	9,999,494
[c]	CenterPoint Energy, Inc., 0.16% due 10/28/2020	34,000,000	33,995,920
	Consolidated Edison Co.,
[c]	0.13% due 10/5/2020	1,000,000	999,986
[c]	0.12% due 10/7/2020	31,000,000	30,999,380
[c]	0.11% due 10/14/2020	1,000,000	999,960
[c]	0.11% due 10/19/2020	1,000,000	999,945
[c]	Daimler Finance North America, 0.15% due 10/13/2020	3,500,000	3,499,825
[c]	Ecolab Inc., 0.10% due 10/1/2020	33,000,000	33,000,000
[c,d]	Electricite de France S.A., 0.14% due 10/23/2020	34,000,000	33,997,091
See notes to financial statements.	Annual Report | 7

Schedule of Investments, Continued
Thornburg Capital Management Fund  |  September 30, 2020
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Emerson Electric Co.,
[c]	0.09% due 10/7/2020	$21,000,000	$ 20,999,685
[c]	0.09% due 10/8/2020	1,350,000	1,349,976
[c]	Eni Finance USA Inc., 0.12% due 10/1/2020	25,000,000	25,000,000
[c]	Entergy Corp., 0.10% due 10/2/2020	33,000,000	32,999,908
[c,d]	Experian Finance PLC, 0.19% due 10/2/2020	15,200,000	15,199,920
[c]	Hitachi America Capital Ltd., 0.18% due 10/1/2020	34,000,000	34,000,000
[c]	Intercontinental Exchange, Inc., 0.15% due 10/5/2020	500,000	499,992
	Kentucky Utilities ,
[c]	0.15% due 10/2/2020	17,000,000	16,999,929
[c]	0.15% due 10/5/2020	13,345,000	13,344,778
[c]	0.15% due 10/8/2020	2,655,000	2,654,923
[c]	Keurig DR Paper, 0.15% due 10/13/2020	1,865,000	1,864,907
	Louisville Gas & Electric Co.,
[c]	0.15% due 10/5/2020	25,000,000	24,999,583
[c]	0.15% due 10/8/2020	8,000,000	7,999,767
	Mccormick & Company,
[c]	0.11% due 10/6/2020	12,250,000	12,249,813
[c]	0.13% due 10/6/2020	21,750,000	21,749,607
[c]	Novartis Finance Corp., 0.10% due 10/13/2020	33,000,000	32,998,900
	Oglethorpe Power Corp.,
[c]	0.16% due 10/2/2020	16,095,000	16,094,928
[c]	0.22% due 10/15/2020	10,758,000	10,757,080
[c]	0.17% due 10/22/2020	7,147,000	7,146,291
	One Gas, Inc.,
[c]	0.11% due 10/2/2020	15,000,000	14,999,954
[c]	0.11% due 10/5/2020	5,000,000	4,999,939
[c]	0.11% due 10/13/2020	9,000,000	8,999,670
[c]	0.11% due 10/14/2020	4,000,000	3,999,841
[c]	0.11% due 10/19/2020	1,000,000	999,945
[c]	Pfizer Inc., 0.09% due 10/21/2020	500,000	499,975
	PPL Electric Utilities Corp.,
[c]	0.12% due 10/1/2020	30,000,000	30,000,000
[c]	0.11% due 10/7/2020	4,000,000	3,999,927
[c]	Roche Holding, Inc., 0.09% due 10/14/2020	5,000,000	4,999,837
	Stanley Works (The),
[c]	0.10% due 10/20/2020	24,500,000	24,498,707
[c]	0.10% due 10/22/2020	7,500,000	7,499,562
	Telstra Corp., Ltd.,
[c,d]	0.13% due 10/6/2020	22,565,000	22,564,593
[c,d]	0.13% due 10/22/2020	11,435,000	11,434,133
[c,d]	Telus Corp., 0.13% due 10/7/2020	33,000,000	32,999,285
[c]	Wec Energy Group, Inc., 0.13% due 10/5/2020	34,000,000	33,999,509
	Wisconsin Gas Co., 0.10% due 10/5/2020	19,000,000	18,999,789
	Wisconsin Power & Light, 0.10% due 10/6/2020	34,000,000	33,999,528
	Total Commercial Paper (Cost $1,008,713,637)		1,008,713,637
	Mortgage Backed — 2.5%
	Federal Home Loan Bank,
	0.08% due 10/9/2020	25,000,000	24,999,500
	0.073% due 10/23/2020	16,770,000	16,769,221
	Total Mortgage Backed (Cost $41,768,721)		41,768,721
	U.S. Treasury Securities — 14.0%
	United States Treasury Bill,
	0.083% due 10/1/2020	50,000,000	50,000,000
	0.081% due 10/29/2020	19,000,000	18,998,803
	0.09% due 10/13/2020	50,000,000	49,998,500
	0.068% due 10/20/2020	14,000,000	13,999,453
	0.074% due 10/27/2020	50,000,000	49,997,328
	0.076% due 10/8/2020	50,000,000	49,999,261
	Total U.S. Treasury Securities (Cost $232,993,345)		232,993,345
8 | Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Capital Management Fund  |  September 30, 2020
Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
Total Investments — 105.7% (Cost $1,756,608,949)		$1,756,608,949
Liabilities Net of Other Assets — (5.7)%		(95,320,743)
Net Assets — 100.0%		$1,661,288,206

Footnote Legend
a	Rate represents the money market fund annualized seven-day yield at September 30, 2020.
b	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2020, the aggregate value of these securities in the Fund’s portfolio was $857,717,772, representing 51.63% of the Fund’s net assets.
d	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
COP	Certificates of Participation
GO	General Obligation
IDA	Industrial Development Authority
LOC	Letter of Credit
SPA	Stand-by Purchase Agreement
See notes to financial statements.	Annual Report | 9

Statement of Assets and Liabilities
Thornburg Capital Management Fund  |  September 30, 2020
ASSETS
Investment in securities, at cost	$ 1,756,608,949
Investments at value	1,756,608,949
Receivable for investments sold	3,700,000
Dividends receivable	1,095
Principal and interest receivable	32,389
Prepaid expenses and other assets	110
Total Assets	1,760,342,543
Liabilities
Payable for investments purchased	98,998,497
Accounts payable and accrued expenses	55,840
Total Liabilities	99,054,337
Net Assets	$ 1,661,288,206
NET ASSETS CONSIST OF
Net capital paid in on shares of beneficial interest	$ 1,661,287,758
Distributable earnings	448
Net Assets	$ 1,661,288,206
NET ASSET VALUE
Class I Shares:
Net assets applicable to shares outstanding	$ 1,661,288,206
Shares outstanding	166,131,145
Net asset value and redemption price per share	$ 10.00
See notes to financial statements.
10   |  Annual Report

Statement of Operations
Thornburg Capital Management Fund  |  Year Ended September 30, 2020
INVESTMENT INCOME
Interest income	$ 13,417,891
Dividend income	167,792
Total Income	13,585,683
EXPENSES
Transfer agent fees	4,890
Custodian fees	116,673
Professional fees	32,180
Officer fees	11,598
Other expenses	22,488
Total Expenses	187,829
Net Investment Income (Loss)	$ 13,397,854
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)	452
Net Realized and Unrealized Gain (Loss)	452
Change in Net Assets Resulting from Operations	$ 13,398,306
See notes to financial statements.
Annual Report  |  11

Statements of Changes in Net Assets
Thornburg Capital Management Fund
	Year Ended September 30, 2020	Year Ended September 30, 2019
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 13,397,854	$ 27,257,128
Net realized gain (loss) on investments	452	-
Net Increase (Decrease) in Net Assets Resulting from Operations	13,398,306	27,257,128
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class I Shares	(13,421,553)	(27,257,128)
FUND SHARE TRANSACTIONS
Class I Shares	108,634,305	227,151,860
Net Increase (Decrease) in Net Assets	108,611,058	227,151,860
NET ASSETS
Beginning of Year	1,552,677,148	1,325,525,288
End of Year	$ 1,661,288,206	$ 1,552,677,148
See notes to financial statements.
12   |  Annual Report

Notes to Financial Statements
Thornburg Capital Management Fund  |  September 30, 2020
NOTE 1 – ORGANIZATION
Thornburg Capital Management Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-two separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to seek current income consistent with liquidity management and safety of capital. The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, prepayment and extension risk, credit risk, market and economic risk, foreign investment risk, liquidity risk and diversification risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
All countries are vulnerable economically to the impact of a public health crisis, such as the novel virus known as COVID-19. Such crises may depress consumer demand, disrupt supply chains, slow economic growth, and potentially lead to market closures, travel restrictions, government-imposed shutdowns, and quarantines, all of which could adversely affect the economies of many of the markets in which the Fund invests, and which could in turn lead to declines in the value of the Fund’s investments or decrease the liquidity of those investments.
As of September 30, 2020, the Fund currently offers one class of shares of beneficial interest: Institutional Class (“Class I”). This class of shares of the Fund represents all interest in the portfolio of investments. Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee. All expenses are allocated to the class including administration fees, transfer agent fees, government registration fees, printing and postage costs, and legal expenses.
Shares of the Fund are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section (4)2 of the 1933 Act. Investments in the Fund may only be made by investment companies, or other persons that are “accredited investors” within the meaning of Regulation D under the 1933 Act. Thornburg Investment Management, Inc. (the "Advisor"), acting as the agent for the other series of the Trust, will affect all purchases and sells of shares of the Fund on behalf of any series of the Trust.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
Allocation of Expenses: Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income dividends, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends and distributions are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to first call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income in the Statement of Operations.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under
Annual Report  |  13

Notes to Financial Statements, Continued
Thornburg Capital Management Fund  |  September 30, 2020
certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.
Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date. The values of these securities held at September 30, 2020 are detailed in the Schedule of Investments.
NOTE 3 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees with obtaining fair market values for portfolio investments, evaluating and monitoring professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assisting in calculating fair values for portfolio investments in certain circumstances, and performing other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, reviews the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Securities held with a maturity of less than 60 days are valued using the amortized cost method. The amortized cost method of valuation involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the security. The market value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates.
Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Advisor determines such method does not represent fair value. Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Fund is likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.
14   |  Annual Report

Notes to Financial Statements, Continued
Thornburg Capital Management Fund  |  September 30, 2020
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Fund is typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2020:
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Short-Term Investments	$ 1,756,608,949	$ 48,246	$ 1,756,560,703	$ —
Total Assets	$ 1,756,608,949	$ 48,246	$ 1,756,560,703	$—
NOTE 4 – INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund. The Fund does not pay an advisory fee to the Advisor under this agreement.
The Advisor provides certain administrative services to the Fund. No fees are charged for these services.
The Fund may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2020, the Fund had no such transactions with affiliated funds.
NOTE 5 – TAXES
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.
The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position
Annual Report  |  15

Notes to Financial Statements, Continued
Thornburg Capital Management Fund  |  September 30, 2020
believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2020, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.
At September 30, 2020, information on the tax components of capital were as follows:
Cost of investments for tax purposes	$ 1,756,608,949
Net unrealized appreciation (depreciation) on investments (tax basis)	$ -
There is no unrealized gain (loss) in the Fund at September 30, 2020 due to all securities with less than 60 days to maturity being valued by the amortized cost method.
At September 30, 2020, the Fund had $448 of undistributed tax basis ordinary investment income and no undistributed tax basis capital gains.
The tax character of distributions paid during the year ended September 30, 2020, and September 30, 2019, were as follows:
	2020	2019
Distributions from:
Ordinary income	$ 13,421,553	$ 27,257,128
Total	$ 13,421,553	$ 27,257,128
NOTE 6 – SHARES OF BENEFICIAL INTEREST
At September 30, 2020, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
	YEAR ENDED September 30, 2020		YEAR ENDED September 30, 2019
	SHARES	AMOUNT	SHARES	AMOUNT
Class I Shares
Shares sold	1,021,124,579	$ 10,211,245,791	710,137,132	$ 7,101,371,322
Shares issued to shareholders in reinvestment of dividends	1,342,193	13,421,929	2,724,210	27,242,096
Shares repurchased	(1,011,603,342)	(10,116,033,415)	(690,146,156)	(6,901,461,558)
Net increase	10,863,430	$ 108,634,305	22,715,186	$ 227,151,860
NOTE 7 – INVESTMENT TRANSACTIONS
For the year ended September 30, 2020, the Fund had no purchase and sale transactions of investments other than short-term investments.
16   |  Annual Report

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Annual Report  |  17

Financial Highlights
	Per Share Performance (For a Share Outstanding throughout the Year)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of Period
Class I (b)
2020	$ 10.00	0.10	0.01	0.11	(0.11)	—	(0.11)	$ 10.00
2019	$ 10.00	0.24	—	0.24	(0.24)	—	(0.24)	$ 10.00
2018	$ 10.00	0.18	—	0.18	(0.18)	—	(0.18)	$ 10.00
2017	$ 10.00	0.09	—	0.09	(0.09)	—	(0.09)	$ 10.00
2016	$ 10.00	0.05	—	0.05	(0.05)	—	(0.05)	$ 10.00

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Portfolio turnover rate equals zero due to no long term investment transactions in the period.
+	Based on weighted average shares outstanding.
See notes to financial statements.
18  |  Annual Report

Financial Highlights, Continued
	Ratios to Average Net Assets			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Period (Thousands)
Class I (b)
2020	1.00	0.01	0.01	1.08	— (c)	$ 1,661,288
2019	2.44	0.02	0.02	2.48	— (c)	$ 1,552,677
2018	1.76	0.02	0.02	1.76	— (c)	$ 1,325,525
2017	0.89	0.03	0.03	0.87	— (c)	$ 1,130,021
2016	0.45	0.03	0.03	0.45	— (c)	$ 1,393,536
Annual Report  |  19

Report of Independent Registered Public Accounting Firm
Thornburg Capital Management Fund
To the Board of Trustees of Thornburg Investment Trust and Shareholders of Thornburg Capital Management Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Thornburg Capital Management Fund (one of the funds constituting Thornburg Investment Trust, referred to hereafter as the "Fund") as of September 30, 2020, the related statement of operations for the year ended September 30, 2020, the statements of changes in net assets for each of the two years in the period ended September 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2020 and the financial highlights for each of the five years in the period ended September 30, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
November 19, 2020
We have served as the auditor of one or more investment companies in Thornburg Investment Trust since 1999.
20   |  Annual Report

Expense Example
Thornburg Capital Management Fund  |  September 30, 2020 (Unaudited)
As a shareholder of the Fund, you incur ongoing costs of investing in the Fund. Because the Fund does not pay any management fee or distribution and/or service (12b-1) fee, the Fund’s ongoing costs are comprised of other Fund expenses. Shareholders of the Fund do not incur any transaction costs.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on April 1, 2020, and held until September 30, 2020.
	BEGINNING ACCOUNT VALUE 4/1/20	ENDING ACCOUNT VALUE 9/30/20	EXPENSES PAID DURING PERIOD† 4/1/20—9/30/20
CLASS I SHARES
Actual	$1,000.00	$1,001.69	$0.05
Hypothetical*	$1,000.00	$1,024.95	$0.05

†	Expenses are equal to the annualized expense ratio for each class (I: 0.01%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Annual Report  |  21

Trustees and Officers
Thornburg Capital Management Fund  |  September 30, 2020 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES(1)(2)
Garrett Thornburg, 74 Trustee Since 1984, Chairman of Trustees(4)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); President of the Thornburg Foundation (nonprofit).	None
Brian J. McMahon, 65 Trustee since 2001, Vice Chairman of Trustees, Member of Governance & Nominating Committee and Operations Risk Oversight Committee(5)	Vice Chairman, Chief Investment Strategist, Managing Director, and Portfolio Manager, and until 2019 Chief Investment Officer, and, until 2016, CEO and President, of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None
INDEPENDENT TRUSTEES(1)(2)(3)
David A. Ater, 75 Trustee since 1994, Lead Independent Trustee, Chair of Governance and Nominating Committee and Member of Audit Committee	Principal in Ater & Associates, Santa Fe, New Mexico (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None
Sally Corning, 59 Trustee since 2012, Chair of the Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None
Susan H. Dubin, 71 Trustee since 2004, Member of Audit Committee, Governance and Nominating Committee, and Operations Risk Oversight Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None
David L. Gardner, 57 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None
Patrick J. Talamantes, 56 Trustee since 2019, Member of Audit Committee	President of Talamantes Strategies, a management consulting firm, since 2018; until 2017, President and Chief Executive Officer of The McClatchy Company, Sacramento, CA (news and media company).	None
Owen D. Van Essen, 66 Trustee since 2004, Chair of Operations Risk Oversight Committee and Member of Governance & Nominating Committee	President of Dirks, Van Essen, Murray & April, Santa Fe, New Mexico (newspaper mergers and acquisitions).	None
James W. Weyhrauch, 61 Trustee since 1996, Member of Audit Committee and Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; General Partner, Investments of Genext LLC (a family investment partnership); until 2019, Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing and design company).	None
22   |  Annual Report

Trustees and Officers, Continued
Thornburg Capital Management Fund  |  September 30, 2020 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)
Nimish Bhatt, 57 Chief Financial Officer since 2019, Treasurer 2016-2019, Secretary 2018-2019(6)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016, and Secretary of Thornburg Securities Corporation since 2018; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011- 2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable
Jason Brady, 46 President since 2016(6)	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable
Randy Dry, 46 Vice President since 2014	Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable
John Hackett, 54 Vice President since 2020	Chief Marketing Officer, Thornburg Investment Management, Inc. (since 2020); Global Head of Product Marketing, Northern Trust Asset Management (2016-2020); Principal and Head of Marketing and Business Development, The Townsend Group (2013-2016).	Not applicable
Curtis Holloway, 53 Treasurer since 2019(6)	Director of Fund Administration since 2019 of Thornburg Investment Management, Inc.; Senior Vice President, Head of Fund Administration (2017-2019) and Vice President, Fund Administration (2010-2017) of Calamos Investments, and Chief Financial Officer (2017-2019) and Treasurer (2010-2019) of Calamos Funds.	Not applicable
Ben Kirby, 40 Vice President since 2014	Head of Investments since 2019, and Portfolio Manager and Managing Director since 2013, of Thornburg Investment Management, Inc.	Not applicable
Jeff Klingelhofer, 39 Vice President since 2016	Head of Investments since 2019, Portfolio Manager and Managing Director since 2015, Associate Portfolio Manager from 2012-2015, of Thornburg Investment Management, Inc.	Not applicable
Ponn Lithiluxa, 49, Vice President since 2017	Manager, Tax & Fund Administration of Thornburg Investment Management, Inc.; Senior Vice President, Citi Fund Services, Inc. from 2014-2017; Vice President, Citi Fund Services, Inc. from 2007-2014.	Not applicable
Michael Mastroianni, 43 Secretary since 2019; Vice President 2019- 2020(6)	Director of Fund Operations since 2019 of Thornburg Investment Management, Inc.; Executive Director, Global Head of Client Services - Global Liquidity (2018-2019), Executive Director, North American Head of Transfer Agency Relationship Management (2011-2019), Executive Director, North American Head of Transfer Agency Service Delivery (2011-2018) of J.P. Morgan Asset Management.	Not applicable
Stephen Velie, 53 Chief Compliance Officer since 2009	Chief Compliance Officer of Thornburg Investment Trust and Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Trust is organized as a Massachusetts business trust, and currently comprises a complex of 22 separate investment “Funds” or “series.” Thornburg Investment Management, Inc. is the investment advisor to, and manages, the 22 Funds of the Trust. Each Trustee oversees the 22 Funds of the Trust.
(3)	The Bylaws of the Trust currently require that each Independent Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(4)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc. the investment advisor to the 22 active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares of the Trust.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment strategist of Thornburg Investment Management, Inc.
(6)	The Trust’s president, chief financial officer, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.
Annual Report  |  23

Other Information
September 30, 2020 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-PORT EX for the first and third quarters of each fiscal year. The Fund’s Form N-PORT EX are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT
Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to the Thornburg Capital Management Fund pursuant to an investment advisory agreement (the “Agreement”). The Board of Trustees (the “Trustees”) consider the renewal of the Agreement annually, and most recently determined to renew the Agreement on September 15, 2020.
The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the Agreement. In determining to renew the Agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.
Nature, Extent, and Quality of Services. The Trustees considered in their evaluation of the Agreement the written and oral reports provided to the Trustees and their standing committees throughout the year on a wide variety of topics by personnel from the Advisor’s portfolio management, administration, operations, and compliance staffs. The Trustees also considered in this evaluation presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of the renewal of the Agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years, reports from their standing committees, and advice received from counsel.
Information noted by the Trustees as having been considered in relation to the nature, extent, and quality of services provided by the Advisor under the Agreement and contributing (together with other information considered) to their conclusions respecting the nature, extent, and quality of the services rendered to the Fund by the Advisor included: (1) reports from the Advisor throughout the year demonstrating that the Fund was managed in conformity with stated strategies and objectives and conformed to investment restrictions and limitations; (2) reports demonstrating that management of the Fund remained faithful and competent, and demonstrating sufficient skill by portfolio managers in executing the Fund’s strategies in varying environments, managers’ cognizance of and strategies to pursue the Fund’s objective and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, management of the Fund’s liquidity requirements, and other factors; (3) the Fund’s achievement of its investment objective over different periods of time; (4) presentations by and interactions with members of the Advisor’s fund administration, trading, operations, and compliance staffs; (5) reports from standing committees of the Trustees on their respective proceedings throughout the year, including particularly interactions with the Advisor’s personnel; (6) the sufficiency of the resources the Advisor devotes to the services it provides to the Fund, including the expertise of its personnel and staffing levels and its enhancements to the electronic systems it utilizes in providing these services, and the Advisor’s own financial management and sufficiency of its resources; (7) steps taken by the Advisor to improve its investment management process, including the appointment of two new Co-Heads of Investment; and (8) steps taken by the Advisor to respond to challenges presented by the ongoing COVID-19 pandemic, including steps taken to facilitate continued collaboration among the Advisor’s personnel notwithstanding the fact that most personnel are working remotely. As in past years, the Trustees noted particularly their assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, measures to expand and improve the depth and experience of the Advisor’s staff, and the Advisor’s collaborative approach to investment management, continued commitment to observance of compliance and regulatory requirements in managing investments by the Fund, responsiveness to the Trustees, and other factors and circumstances.
24   |  Annual Report

Other Information, Continued
September 30, 2020 (Unaudited)
Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Fund’s investments continued to conform to the Fund’s stated objective and policies, and that the nature, extent, and quality of the services provided to the Fund by the Advisor remained sufficient.
Investment Performance. Dividend distribution and other information received by the Trustees respecting the investments by the Fund was viewed as consistent with expectations respecting the Fund’s investment performance in view of current market conditions.
Comparisons of Fee and Expense Levels. The Trustees did not consider fee levels because the Advisor does not charge fees to the Fund. Expense levels were consistent with expectations.
Costs and Profitability of Advisor. The Trustees did not consider the profitability of the Advisor in reviewing the advisory agreement, because the Advisor does not charge fees under that agreement.
Potential Economies of Scale. The Trustees did not consider any economies of scale potentially available to the Fund in reviewing the advisory agreement, because the Advisor does not receive a fee under that agreement.
Potential Ancillary Benefits. The Trustees did not identify any collateral benefits to the Advisor because of its relationship to the Fund.
Summary of Conclusions. The Trustees concluded that the general nature, extent, and quality of the Advisor’s services performed under the Agreement remained sufficient, the Advisor had continued to actively and competently pursue the Fund’s stated investment objective and adhere to the Fund’s investment policies, and that the Fund’s investment performance remained satisfactory in the context of its objective and strategies. The Trustees further concluded that the level of the Fund’s expenses was reasonable. The Trustees accordingly determined to renew the Agreement for an additional term of one year for the Fund.
Annual Report  |  25

Trustees’ Statement to Shareholders (Unaudited)
Revised and Readopted September 15, 2020
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
[This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. For prospective investors in any fund of Thornburg Investment Trust, this communication must be preceded or accompanied by a prospectus. You may obtain a current copy of the Funds’ prospectus, which describes the Funds’ management fees, expenses and risks, by calling 1-800-847-0200 or by visiting www.thornburg.com/download. Please read the prospectus carefully before investing.]
Thornburg Investment Trust
2300 North Ridgetop Road
Santa Fe, NM 87506
505.984.0200 Tel
505.992.8681 Fax
www.thornburg.com
26  |  Annual Report

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $39.8 billion (as of September 30, 2020) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.
MULTI ASSET
■	Thornburg Investment Income Builder Fund
■	Thornburg Summit Fund
GLOBAL EQUITY
■	Thornburg Global Opportunities Fund
INTERNATIONAL EQUITY
■	Thornburg International Value Fund
■	Thornburg Better World Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
DOMESTIC EQUITY
■	Thornburg Value Fund
■	Thornburg Core Growth Fund
ALTERNATIVES
■	Thornburg Long/Short Equity Fund
FIXED INCOME
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Ultra Short Income Fund
■	Thornburg Strategic Income Fund
MUNICIPAL
■	Thornburg Short Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
Annual Report  |  27

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH3477

Item 2. Code of Ethics

Thornburg Investment Trust (the “Trust”) has adopted a code of ethics described in Item 2 of Form N-CSR. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Trustees of the Trust have determined that three members of the Trust’s audit committee, David A. Ater, Sally Corning, and Patrick J. Talamantes, are each audit committee financial experts as defined in Item 3 of Form N-CSR. Mr. Ater, Ms. Corning and Mr. Talamantes are each independent for purposes of Item 3 of Form N-CSR. The Trustees’ determinations in this regard were based upon their current understandings of the definition of “audit committee financial expert” and current interpretations of the definition. The Trustees call attention to the lack of clarity in the definition, and that shareholders and prospective investors may wish to evaluate independently this definition and the qualifications of the Trust’s audit committee. The definition of “audit committee financial expert,” together with comments on the definition, is set forth in the Securities and Exchange Commission’s website (www.sec.gov).

Item 4. Principal Accountant Fees and Services

Audit Fees

The aggregate fees billed to the Trust in each of the last two fiscal years for the audit of the Trust’s financial statements and for services that are normally provided by PricewaterhouseCoopers LLP, registered independent public accounting firm (“PWC”), in connection with statutory and regulatory filings or requirements for those fiscal years are set out below.

	Year Ended September 30, 2019	Year Ended September 30, 2020
Thornburg Investment Trust	$796,908	$804,919

Audit-Related Fees

The fees billed to the Trust by PWC in each of the last two fiscal years for assurance and related services that are reasonably related to the audit or review of the Trust’s financial statements (and that are not reflected in “Audit Fees,” above) are set out below.

	Year Ended September 30, 2019	Year Ended September 30, 2020
Thornburg Investment Trust	$0	$5,000

Tax Fees

The fees billed to the Trust by PWC in each of the last two fiscal years for professional services rendered by PWC for tax compliance, tax advice or tax planning, including amounts paid in connection with filing foreign tax reclaims, are set out below.

	Year Ended September 30, 2019	Year Ended September 30, 2020
Thornburg Investment Trust	$588,458	$551,290

All Other Fees

The fees billed to the Trust by PWC in each of the last two fiscal years for all other services rendered by PWC to the Trust are set out below.

	Year Ended September 30, 2019	Year Ended September 30, 2020
Thornburg Investment Trust	$11,325	$13,855

The figure shown under All Other Fees for the year ended September 30, 2019 includes amounts from out of pocket expenses during the 2018 annual audit. The figure shown under All Other Fees for the year ended September 30, 2020 includes amounts from out of pocket expenses during the 2019 annual audit.

PWC performs no services for the investment advisor, the Funds’ principal underwriter or any other person controlling, controlled by, or under common control with the investment advisor which provides ongoing services to the Funds.

Audit Committee Pre-Approval Policies and Procedures

As of September 30, 2020, the Trust’s Audit Committee has not adopted pre-approval policies and procedures.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Filed as part of the reports to shareholders filed under item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

The authority to consider candidates recommended by the shareholders in accordance with the Trust’s Procedures for Shareholder Communications is committed to the Governance and Nominating Committee.

Item 11. Controls and Procedures

(a) The principal executive officer and the principal financial officer have concluded that the Trust’s disclosure controls and procedures provide reasonable assurance that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There was no change in the Trust’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report (that is, the registrant’s fourth fiscal quarter) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a) (1)	Code of Business Conduct and Ethics.

(a) (2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 70.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a) (3)	Not Applicable

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 70.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Thornburg Investment Trust, in respect of the following Thornburg Funds: Short Duration Municipal Fund, Limited Term Municipal Fund, California Limited Term Municipal Fund, Intermediate Municipal Fund, New Mexico Intermediate Municipal Fund, New York Intermediate Municipal Fund, Ultra Short Income Fund, Limited Term U.S. Government Fund, Limited Term Income Fund, Value Fund, International Value Fund, Core Growth Fund, Investment Income Builder Fund, Global Opportunities Fund, International Growth Fund, Strategic Income Fund, Strategic Municipal Income Fund, Developing World Fund, Better World International Fund, Capital Management Fund, Long/Short Equity Fund and Summit Fund.

By:	/s/ Jason H. Brady
Jason H. Brady
President and principal executive officer

Date:	November 23, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jason H. Brady
Jason H. Brady
President and principal executive officer

Date:	November 23, 2020

By:	/s/ Nimish Bhatt
Nimish Bhatt
Treasurer and principal financial officer

Date:	November 23, 2020